UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 through April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2017 (Unaudited)

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

U.S. Global financial markets generally provided positive returns for the six month reporting period as the world’s leading economies continued to grow in a more uniform fashion and investors sought returns in both developed and emerging markets.

During the final quarter of 2016 and into 2017, leading U.S. equity indexes hit multiple record highs amid solid corporate earnings and expectations that the Republican majorities in the U.S. Congress and President’s Trumps’ administration would work to ease business regulations, reduce taxes and increase infrastructure spending.

The performance of fixed-income markets was mixed. High-yield bonds, also known as junk bonds, and U.S. Treasury bonds generally outperformed other debt securities during in the reporting period.

For the six months ended April 30, 2017, the Standard & Poor’s 500 returned 13.32%, while the BofA Merrill Lynch 3-Month U.S. Treasury Index returned 0.23%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	6.39%
Standard & Poor’s 500 Index	13.32%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.23%

Net Assets as of 4/30/2017 (In Thousands)	$192,465

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended April 30, 2017. The Fund’s long positions in the industrials sector and its short positions in the real estate sector were leading detractors from performance relative to the Benchmark. The Fund’s short positions in the consumer discretionary sector and long positions in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s long positions in Newell Brands Inc. and Canadian Pacific Railway Ltd., and its short position in Host Hotels & Resorts Inc. Shares of Newell Brands, a household products company, fell after the company reported lower-than-expected sales. Shares of Canadian Pacific Railway, a freight railroad operator, fell after the departure of the company’s chief executive. Shares of Host Hotels & Resorts, a real estate investment trust, rose after the company reported better-than-expected earnings and revenue.

Leading individual contributors to relative performance included the Fund’s long positions in Royal Caribbean Cruises Ltd. and Comcast Corp. and its short position in Alliance Data Systems Corp. Shares of Royal Caribbean Cruises, a cruise ship operator, rose after the company reported better-than-expected earnings and revenue, raised its earnings forecast and unveiled a share repurchase program. Shares of Comcast, a cable TV provider, rose on better-than-expected earnings. Shares of Alliance Data Systems, a provider of marketing and customer loyalty programs, fell on disappointing earnings results.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2017, the Fund invested an average of 107% of its assets under management in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 107% and its average net exposure was 49%.

[1]	Effective April 3, 2017, Select Class Shares were renamed Class I.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	6.7%
2.	Canadian Pacific Railway Ltd., (Canada)	6.0
3.	Harley-Davidson, Inc.	5.5
4.	Thermo Fisher Scientific, Inc.	5.5
5.	Alphabet, Inc., Class A	5.3
6.	Fiserv, Inc.	4.9
7.	3M Co.	4.8
8.	UnitedHealth Group, Inc.	3.8
9.	Newell Brands, Inc.	3.4
10.	Walt Disney Co. (The)	3.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Kellogg Co.	5.4%
2.	CVS Health Corp.	4.4
3.	General Mills, Inc.	4.2
4.	AutoZone, Inc.	4.1
5.	Molson Coors Brewing Co., Class B	3.6
6.	Enbridge, Inc., (Canada)	3.4
7.	Sealed Air Corp.	2.6
8.	General Motors Co.	2.5
9.	O’Reilly Automotive, Inc.	2.3
10.	United Parcel Service, Inc., Class B	2.1

LONG PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	33.2%
Industrials	20.6
Information Technology	18.0
Health Care	12.3
Materials	3.7
Financials	3.7
Consumer Staples	2.5
Utilities	2.1
Energy	0.1
Call Options Purchased	0.1
Real Estate	0.1
Short-Term Investment	3.6

SHORT PORTFOLIO COMPOSITION BY SECTOR****
Consumer Staples	23.0%
Consumer Discretionary	22.2
Financials	9.9
Industrials	9.1
Materials	8.4
Energy	7.6
Real Estate	5.8
Health Care	5.2
Information Technology	4.7
Utilities	4.1

***	Percentages indicated are based on total long investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge**		0.66%	4.06%	5.87%
Without Sales Charge		6.25	9.84	8.03
CLASS C SHARES	August 29, 2014
With CDSC***		4.96	8.32	7.50
Without CDSC		5.96	9.32	7.50
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	August 29, 2014	6.39	10.10	8.30
CLASS R2 SHARES	August 29, 2014	6.11	9.58	7.77
CLASS R5 SHARES	August 29, 2014	6.48	10.31	8.52
CLASS R6 SHARES	August 29, 2014	6.47	10.36	8.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)[1]*	4.18%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.23%

Net Assets as of 4/30/2017 (In Thousands)	$235,760

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2017.

The Fund’s security selection in the semiconductors and retail sectors was a leading contributor to performance relative to the Benchmark, while security selection in the financial services and insurance sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its short positions in Mattel Inc. and Verizon Communications Inc., and its long position in Broadcom Ltd. Shares of Mattel, a toy maker, fell after the company reported a decline in sales and a wider-than-expected loss in the first quarter of 2017. Shares of Verizon Communications, a provider of telecommunications services, fell after the company reported a decline in customers for its wireless services. Shares of Broadcom, a semiconductor manufacturer, rose on sales growth following its merger with Avago Technologies Inc.

Leading individual detractors from relative performance included the Fund’s short positions in Boeing Co. and Whole Foods Market Inc., and its long position in Wex Inc. Shares of

Boeing, an aircraft manufacturer, rose amid growth in orders for new aircraft and investor expectations that the company’s military defense business would grow. Shares of Whole Foods Market, an upscale supermarket chain, rose on news reports than Albertsons Cos. was exploring a takeover offer for the company. Shares of Wex, a payment processing company, declined on news of the company’s $1.1 billion acquisition of Electronic Funds Source LLC.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

[1]	Effective December 1, 2016, Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	3.0%
2.	Union Pacific Corp.	2.9
3.	EOG Resources, Inc.	2.1
4.	Walt Disney Co. (The)	2.1
5.	Stanley Black & Decker, Inc.	1.8
6.	Molson Coors Brewing Co., Class B	1.8
7.	PepsiCo, Inc.	1.7
8.	UnitedHealth Group, Inc.	1.7
9.	Starbucks Corp.	1.6
10.	Canadian Pacific Railway Ltd., (Canada)	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Southern Co. (The), (United States)	2.7%
2.	Exxon Mobil Corp., (United States)	2.4
3.	Intel Corp., (United States)	2.3
4.	Boeing Co. (The), (United States)	1.9
5.	LyondellBasell Industries NV, Class A, (United States)	1.7
6.	Coca-Cola Co. (The), (United States)	1.6
7.	Verizon Communications, Inc., (United States)	1.5
8.	Dominion Resources, Inc., (United States)	1.5
9.	Procter & Gamble Co. (The), (United States)	1.5
10.	US Bancorp, (United States)	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	16.9%
Information Technology	15.1
Industrials	13.0
Financials	12.8
Consumer Staples	9.0
Health Care	7.8
Utilities	6.3
Materials	5.7
Energy	5.5
Real Estate	1.8
Others (each less than 1.0%)	0.5
Short-Term Investments	5.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	16.6%
Financials	13.5
Industrials	13.4
Information Technology	12.5
Consumer Staples	11.4
Health Care	8.1
Utilities	7.4
Energy	6.2
Materials	6.0
Telecommunication Services	2.5
Real Estate	2.4

***	Percentages indicated are based on total long investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(1.44)%	(1.23)%	(0.51)%	0.20%
Without Sales Charge		4.05	4.27	0.58	0.74
CLASS C SHARES	November 2, 2009
With CDSC***		2.75	2.75	0.06	0.24
Without CDSC		3.75	3.75	0.06	0.24
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 2, 2009	4.18	4.54	0.83	1.06
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	December 31, 1998	4.24	4.67	1.05	1.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/07 to 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class I (formerly Select Class) Shares prior to its inception date are based on the performance of Class L Shares. The actual returns for Class I Shares would have been lower than shown because Class I Shares have higher expenses than Class L Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.1%
Common Stocks — 95.4%
		Consumer Discretionary — 32.9%
		Auto Components — 0.0% (g)
—	(h)	Delphi Automotive plc	20

		Automobiles — 5.6%
185		Harley-Davidson, Inc.	10,507
1		Tesla, Inc. (a)	221

			10,728

		Hotels, Restaurants & Leisure — 3.2%
—	(h)	Hilton Worldwide Holdings, Inc.	19
34		Royal Caribbean Cruises Ltd.	3,586
26		Wyndham Worldwide Corp.	2,522

			6,127

		Household Durables — 10.1%
1		DR Horton, Inc.	19
55		Mohawk Industries, Inc. (a)	12,806
137		Newell Brands, Inc. (j)	6,554

			19,379

		Internet & Direct Marketing Retail — 0.5%
1		Amazon.com, Inc. (a)	806
1		Netflix, Inc. (a)	198

			1,004

		Media — 10.5%
—	(h)	Charter Communications, Inc., Class A (a)	20
51		DISH Network Corp., Class A (a)	3,279
59		Time Warner, Inc. (j)	5,852
161		Twenty-First Century Fox, Inc., Class B	4,809
54		Walt Disney Co. (The)	6,265

			20,225

		Multiline Retail — 0.0% (g)
—	(h)	Dollar General Corp.	19
1		Macy’s, Inc.	18

			37

		Specialty Retail — 1.6%
—	(h)	Best Buy Co., Inc.	22
—	(h)	Home Depot, Inc. (The)	20
31		Lithia Motors, Inc., Class A	2,963
—	(h)	Lowe’s Cos., Inc.	20
—	(h)	Ross Stores, Inc.	18
—	(h)	TJX Cos., Inc. (The)	19

			3,062

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — 1.4%
50		NIKE, Inc., Class B	2,781

		Total Consumer Discretionary	63,363

		Consumer Staples — 2.5%
		Beverages — 2.4%
41		PepsiCo, Inc.	4,641

		Food & Staples Retailing — 0.1%
—	(h)	Costco Wholesale Corp.	20
1		Kroger Co. (The)	19
—	(h)	Walgreens Boots Alliance, Inc.	19

			58

		Food Products — 0.0% (g)
—	(h)	Kraft Heinz Co. (The)	19
—	(h)	Mondelez International, Inc., Class A	19

			38

		Personal Products — 0.0% (g)
—	(h)	Estee Lauder Cos., Inc. (The), Class A	19

		Total Consumer Staples	4,756

		Energy — 0.1%
		Oil, Gas & Consumable Fuels — 0.1%
—	(h)	Anadarko Petroleum Corp.	17
1		Cabot Oil & Gas Corp.	19
—	(h)	Chevron Corp.	18
—	(h)	Concho Resources, Inc. (a)	18
—	(h)	Continental Resources, Inc. (a)	17
—	(h)	Diamondback Energy, Inc. (a)	18
—	(h)	EOG Resources, Inc.	17
—	(h)	EQT Corp.	18
1		Kinder Morgan, Inc.	18
—	(h)	Pioneer Natural Resources Co.	17
1		Plains GP Holdings LP, Class A	17
—	(h)	TransCanada Corp., (Canada)	19

		Total Energy	213

		Financials — 3.7%
		Banks — 0.2%
1		Bank of America Corp.	17
—	(h)	Citigroup, Inc.	19
—	(h)	First Republic Bank	18
1		KeyCorp	18
3		PNC Financial Services Group, Inc. (The)	357
—	(h)	SVB Financial Group (a)	17
—	(h)	Wells Fargo & Co.	17

			463

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Capital Markets — 1.1%
—	(h)	Ameriprise Financial, Inc.	18
—	(h)	Bank of New York Mellon Corp. (The)	18
—	(h)	BlackRock, Inc.	19
—	(h)	Charles Schwab Corp. (The)	17
9		Goldman Sachs Group, Inc. (The) (j)	2,010
—	(h)	Intercontinental Exchange, Inc.	19
—	(h)	Morgan Stanley	18

			2,119

		Consumer Finance — 2.3%
1		Ally Financial, Inc.	17
54		American Express Co. (j)	4,304
—	(h)	Capital One Financial Corp.	16
1		Synchrony Financial	14

			4,351

		Diversified Financial Services — 0.0% (g)
—	(h)	Voya Financial, Inc.	17

		Insurance — 0.1%
—	(h)	American International Group, Inc.	18
—	(h)	Arthur J Gallagher & Co.	19
—	(h)	Chubb Ltd.	19
—	(h)	Everest Re Group Ltd.	20
—	(h)	Hartford Financial Services Group, Inc. (The)	18
—	(h)	MetLife, Inc.	18

			112

		Total Financials	7,062

		Health Care — 12.1%
		Biotechnology — 0.1%
—	(h)	Biogen, Inc. (a)	17
—	(h)	Celgene Corp. (a)	19
—	(h)	Incyte Corp. (a)	17
—	(h)	Vertex Pharmaceuticals, Inc. (a)	24

			77

		Health Care Equipment & Supplies — 0.0% (g)
—	(h)	Abbott Laboratories (j)	18
—	(h)	Becton Dickinson and Co.	19
1		Boston Scientific Corp. (a)	20
—	(h)	Zimmer Biomet Holdings, Inc.	19

			76

		Health Care Providers & Services — 6.6%
—	(h)	Aetna, Inc.	19
25		Humana, Inc.	5,557

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Providers & Services — continued
—	(h)	McKesson Corp.	17
41		UnitedHealth Group, Inc.	7,184

			12,777

		Life Sciences Tools & Services — 5.4%
63		Thermo Fisher Scientific, Inc. (j)	10,419

		Pharmaceuticals — 0.0% (g)
—	(h)	Allergan plc	19
—	(h)	Bristol-Myers Squibb Co.	19
—	(h)	Eli Lilly & Co.	18

			56

		Total Health Care	23,405

		Industrials — 20.4%
		Aerospace & Defense — 2.0%
8		Northrop Grumman Corp.	1,912
12		Raytheon Co.	1,910

			3,822

		Airlines — 0.0% (g)
—	(h)	United Continental Holdings, Inc. (a)	18

		Building Products — 0.0% (g)
—	(h)	Johnson Controls International plc	19
1		Masco Corp.	21

			40

		Commercial Services & Supplies — 0.0% (g)
—	(h)	Waste Connections, Inc., (Canada)	20

		Electrical Equipment — 2.2%
56		Eaton Corp. plc	4,258

		Industrial Conglomerates — 4.8%
47		3M Co.	9,162
1		General Electric Co.	18
—	(h)	Honeywell International, Inc.	19

			9,199

		Machinery — 2.0%
37		Caterpillar, Inc.	3,741
—	(h)	Ingersoll-Rand plc	21
—	(h)	PACCAR, Inc.	18

			3,780

		Road & Rail — 9.4%
75		Canadian Pacific Railway Ltd., (Canada) (j)	11,418
92		CSX Corp.	4,698
—	(h)	Kansas City Southern	19

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Road & Rail — continued
17		Norfolk Southern Corp.	1,957
—	(h)	Union Pacific Corp.	19

			18,111

		Trading Companies & Distributors — 0.0% (g)
—	(h)	AerCap Holdings NV, (Ireland) (a)	19

		Total Industrials	39,267

		Information Technology — 17.9%
		Electronic Equipment, Instruments & Components — 0.0% (g)
—	(h)	TE Connectivity Ltd.	20

		Internet Software & Services — 5.6%
11		Alphabet, Inc., Class A (a) (j)	10,115
4		Facebook, Inc., Class A (a)	611

			10,726

		IT Services — 11.1%
46		Fidelity National Information Services, Inc.	3,835
79		Fiserv, Inc. (a) (j)	9,397
25		Mastercard, Inc., Class A (j)	2,894
58		Visa, Inc., Class A (j)	5,255
—	(h)	WEX, Inc. (a)	18

			21,399

		Semiconductors & Semiconductor Equipment — 0.1%
—	(h)	Broadcom Ltd.	19
—	(h)	Maxim Integrated Products, Inc.	19
—	(h)	Microchip Technology, Inc.	19
1		Micron Technology, Inc. (a)	20
1		ON Semiconductor Corp. (a)	17
—	(h)	QUALCOMM, Inc.	18
—	(h)	Texas Instruments, Inc.	19

			131

		Software — 1.1%
—	(h)	Mobileye NV (a)	25
18		ServiceNow, Inc. (a)	1,729
17		Snap, Inc., Class A (a)	372
—	(h)	Workday, Inc., Class A (a)	20

			2,146

		Technology Hardware, Storage & Peripherals — 0.0% (g)
1		Hewlett Packard Enterprise Co.	19

		Total Information Technology	34,441

		Materials — 3.7%
		Chemicals — 1.1%
17		Ecolab, Inc. (j)	2,157

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — continued
—	(h)	EI du Pont de Nemours & Co.	19
1		Mosaic Co. (The)	17
1		Olin Corp.	19

			2,212

		Construction Materials — 0.0% (g)
—	(h)	Vulcan Materials Co.	19

		Containers & Packaging — 2.5%
—	(h)	Ball Corp.	19
95		Berry Global Group, Inc. (a)	4,759
—	(h)	WestRock Co.	19

			4,797

		Metals & Mining — 0.1%
1		Alcoa Corp.	17
6		TimkenSteel Corp. (a)	91

			108

		Total Materials	7,136

		Real Estate — 0.1%
		Equity Real Estate Investment Trusts (REITs) — 0.1%
—	(h)	AvalonBay Communities, Inc.	19
1		HCP, Inc.	19
1		Kimco Realty Corp.	16
1		Omega Healthcare Investors, Inc.	19
1		Quality Care Properties, Inc. (a)	17
—	(h)	SBA Communications Corp., Class A (a)	21
—	(h)	SL Green Realty Corp.	17
1		STORE Capital Corp.	19

		Total Real Estate	147

		Utilities — 2.0%
		Electric Utilities — 2.0%
—	(h)	Edison International	19
29		NextEra Energy, Inc.	3,832
—	(h)	PG&E Corp.	19
—	(h)	Pinnacle West Capital Corp.	19

			3,889

		Multi-Utilities — 0.0% (g)
1		NiSource, Inc.	19

		Water Utilities — 0.0% (g)
—	(h)	American Water Works Co., Inc.	20

		Total Utilities	3,928

		Total Common Stocks (Cost $167,501)	183,718

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Options contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Options Purchased — 0.1%
	Call Options Purchased — 0.1%
701	Newell Brands, Inc., expiring 01/19/18 at $50.00, American Style (a) (Cost $259)	198

SHARES
Short-Term Investment — 3.6%
	Investment Company — 3.6%
6,842	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $6,842)	6,842

	Total Investments — 99.1% (Cost $174,602)	190,758
	Other Assets in Excess of Liabilities — 0.9%	1,707

	NET ASSETS — 100.0%	$192,465

Short Positions — 34.3%
Common Stocks — 34.3%
	Consumer Discretionary — 7.6%
	Auto Components — 0.1%
3	Autoliv, Inc., (Sweden)	305

	Automobiles — 1.6%
120	Ford Motor Co.	1,375
47	General Motors Co.	1,626

		3,001

	Hotels, Restaurants & Leisure — 0.4%
1	Chipotle Mexican Grill, Inc. (a)	374
4	Darden Restaurants, Inc.	382

		756

	Household Durables — 0.5%
6	Whirlpool Corp.	1,025

	Leisure Products — 0.2%
3	Hasbro, Inc.	331

	Media — 1.2%
5	CBS Corp. (Non-Voting), Class B	301
13	Interpublic Group of Cos., Inc. (The)	310
16	Omnicom Group, Inc.	1,349
4	Scripps Networks Interactive, Inc., Class A	300

		2,260

	Multiline Retail — 0.5%
8	Kohl’s Corp.	312
7	Nordstrom, Inc.	325
5	Target Corp.	289

		926

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.8%
4	AutoZone, Inc. (a)	2,698
7	Bed Bath & Beyond, Inc.	276
6	O’Reilly Automotive, Inc. (a)	1,544
45	Sally Beauty Holdings, Inc. (a)	862

		5,380

	Textiles, Apparel & Luxury Goods — 0.3%
4	Carter’s, Inc.	342
4	Ralph Lauren Corp.	328

		670

	Total Consumer Discretionary	14,654

	Consumer Staples — 7.9%
	Beverages — 1.2%
25	Molson Coors Brewing Co., Class B	2,356

	Food & Staples Retailing — 2.0%
35	CVS Health Corp.	2,878
6	Sysco Corp.	325
5	Wal-Mart Stores, Inc.	341
11	Whole Foods Market, Inc.	404

		3,948

	Food Products — 3.5%
49	General Mills, Inc.	2,799
3	Hershey Co. (The)	323
51	Kellogg Co.	3,599

		6,721

	Household Products — 0.4%
7	Church & Dwight Co., Inc.	335
3	Clorox Co. (The)	357

		692

	Personal Products — 0.8%
19	Coty, Inc., Class A	345
16	Edgewell Personal Care Co. (a)	1,123

		1,468

	Total Consumer Staples	15,185

	Energy — 2.6%
	Energy Equipment & Services — 0.5%
5	Helmerich & Payne, Inc.	281
8	National Oilwell Varco, Inc.	286
4	Schlumberger Ltd.	311

		878

	Oil, Gas & Consumable Fuels — 2.1%
54	Enbridge, Inc., (Canada)	2,256

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
4	Exxon Mobil Corp.	306
7	Hess Corp.	331
20	Marathon Oil Corp.	296
12	Murphy Oil Corp.	312
9	Noble Energy, Inc.	304
6	ONEOK, Inc.	315

		4,120

	Total Energy	4,998

	Financials — 3.4%
	Banks — 1.2%
11	Fifth Third Bancorp	281
15	First Horizon National Corp.	284
17	Fulton Financial Corp.	321
3	M&T Bank Corp.	533
17	People’s United Financial, Inc.	300
7	US Bancorp	345
6	Webster Financial Corp.	305

		2,369

	Capital Markets — 0.7%
3	CME Group, Inc.	314
11	Federated Investors, Inc., Class B	299
8	Franklin Resources, Inc.	337
5	Nasdaq, Inc.	316

		1,266

	Insurance — 1.5%
4	Aflac, Inc.	325
5	Axis Capital Holdings Ltd.	319
5	Principal Financial Group, Inc.	333
3	Prudential Financial, Inc.	325
2	RenaissanceRe Holdings Ltd., (Bermuda)	309
4	Torchmark Corp.	323
3	Travelers Cos., Inc. (The)	308
3	Willis Towers Watson plc	332
5	WR Berkley Corp.	358

		2,932

	Total Financials	6,567

	Health Care — 1.8%
	Biotechnology — 0.4%
6	AbbVie, Inc.	370
2	Amgen, Inc.	327

		697

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.9%
6	Baxter International, Inc.	338
1	CR Bard, Inc.	436
4	Medtronic plc	331
3	Stryker Corp.	368
4	Varian Medical Systems, Inc. (a)	365

		1,838

	Health Care Providers & Services — 0.3%
4	AmerisourceBergen Corp.	305
4	Cardinal Health, Inc.	302

		607

	Pharmaceuticals — 0.2%
3	Johnson & Johnson	326

	Total Health Care	3,468

	Industrials — 3.1%
	Aerospace & Defense — 0.3%
2	Boeing Co. (The)	329
3	United Technologies Corp.	332

		661

	Air Freight & Logistics — 0.9%
4	CH Robinson Worldwide, Inc.	287
13	United Parcel Service, Inc., Class B	1,403

		1,690

	Airlines — 0.2%
7	American Airlines Group, Inc.	303

	Commercial Services & Supplies — 0.3%
5	Republic Services, Inc.	337
5	Waste Management, Inc.	337

		674

	Electrical Equipment — 0.2%
6	Emerson Electric Co.	347

	Machinery — 0.5%
5	AGCO Corp.	345
8	Donaldson Co., Inc.	364
3	Illinois Tool Works, Inc.	348

		1,057

	Professional Services — 0.2%
2	Equifax, Inc.	335

	Road & Rail — 0.2%
4	JB Hunt Transport Services, Inc.	316

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 0.3%
8	Air Lease Corp.	313
7	Fastenal Co.	313

		626

	Total Industrials	6,009

	Information Technology — 1.6%
	Communications Equipment — 0.4%
10	Cisco Systems, Inc.	352
12	Juniper Networks, Inc.	368

		720

	Electronic Equipment, Instruments & Components — 0.2%
5	Amphenol Corp., Class A	349

	Internet Software & Services — 0.2%
22	Twitter, Inc. (a)	361

	Semiconductors & Semiconductor Equipment — 0.3%
9	Intel Corp.	319
6	Xilinx, Inc.	372

		691

	Software — 0.2%
4	salesforce.com, Inc. (a)	349

	Technology Hardware, Storage & Peripherals — 0.3%
8	NetApp, Inc.	324
7	Seagate Technology plc	296

		620

	Total Information Technology	3,090

	Materials — 2.9%
	Chemicals — 0.7%
3	Agrium, Inc., (Canada)	313
2	Air Products & Chemicals, Inc.	348
4	LyondellBasell Industries NV, Class A	318
3	Praxair, Inc.	355

		1,334

	Containers & Packaging — 2.0%
4	AptarGroup, Inc.	350
10	Bemis Co., Inc.	464
6	Greif, Inc., Class A	353
7	International Paper Co.	367
3	Packaging Corp. of America	338
39	Sealed Air Corp.	1,708
6	Sonoco Products Co.	315

		3,895

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.2%
9	Domtar Corp.	338

	Total Materials	5,567

	Real Estate — 2.0%
	Equity Real Estate Investment Trusts (REITs) — 2.0%
4	Crown Castle International Corp.	336
3	Digital Realty Trust, Inc.	365
2	Federal Realty Investment Trust	308
11	Healthcare Realty Trust, Inc.	348
10	Healthcare Trust of America, Inc., Class A	312
3	Simon Property Group, Inc.	480
20	Tanger Factory Outlet Centers, Inc.	611
9	UDR, Inc.	350
5	Ventas, Inc.	349
5	Welltower, Inc.	366

	Total Real Estate	3,825

	Utilities — 1.4%
	Electric Utilities — 0.5%
4	Duke Energy Corp.	341
6	Eversource Energy	338
7	Southern Co. (The)	357

		1,036

	Gas Utilities — 0.2%
6	National Fuel Gas Co.	312

	Multi-Utilities — 0.5%
5	Consolidated Edison, Inc.	359
5	Dominion Resources, Inc.	358
5	SCANA Corp.	321

		1,038

	Water Utilities — 0.2%
10	Aqua America, Inc.	338

	Total Utilities	2,724

	Total Securities Sold Short (Proceeds $67,053)	$66,087

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.1%
Common Stocks — 93.5%
	Consumer Discretionary — 16.8%
	Auto Components — 0.4%
12	Delphi Automotive plc	979

	Hotels, Restaurants & Leisure — 3.5%
21	Hilton Worldwide Holdings, Inc.	1,220
3	McDonald’s Corp.	364
23	Royal Caribbean Cruises Ltd.	2,451
63	Starbucks Corp.	3,754
7	Yum Brands, Inc.	486

		8,275

	Household Durables — 1.0%
11	DR Horton, Inc.	346
35	MDC Holdings, Inc.	1,093
37	PulteGroup, Inc.	838

		2,277

	Internet & Direct Marketing Retail — 1.1%
3	Amazon.com, Inc. (a)	2,620

	Media — 5.6%
5	Charter Communications, Inc., Class A (a)	1,719
48	Comcast Corp., Class A	1,881
17	DISH Network Corp., Class A (a)	1,117
141	Sirius XM Holdings, Inc.	697
94	Twenty-First Century Fox, Inc., Class B	2,807
43	Walt Disney Co. (The) (j)	4,960

		13,181

	Multiline Retail — 0.2%
13	Macy’s, Inc.	372

	Specialty Retail — 4.3%
11	Best Buy Co., Inc. (j)	551
19	Home Depot, Inc. (The)	2,910
32	Lowe’s Cos., Inc.	2,756
4	O’Reilly Automotive, Inc. (a)	1,096
37	TJX Cos., Inc. (The)	2,916

		10,229

	Textiles, Apparel & Luxury Goods — 0.7%
30	NIKE, Inc., Class B	1,679

	Total Consumer Discretionary	39,612

	Consumer Staples — 9.0%
	Beverages — 5.1%
8	Brown-Forman Corp., Class B	365
21	Constellation Brands, Inc., Class A	3,548
43	Molson Coors Brewing Co., Class B	4,131

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
35	PepsiCo, Inc.	3,981

		12,025

	Food & Staples Retailing — 1.4%
9	Costco Wholesale Corp.	1,534
21	Walgreens Boots Alliance, Inc.	1,782

		3,316

	Food Products — 1.8%
8	Kraft Heinz Co. (The)	694
51	Mondelez International, Inc., Class A	2,278
14	Post Holdings, Inc. (a)	1,152

		4,124

	Personal Products — 0.2%
5	Estee Lauder Cos., Inc. (The), Class A	468

	Tobacco — 0.5%
11	Philip Morris International, Inc. (j)	1,167

	Total Consumer Staples	21,100

	Energy — 5.4%
	Oil, Gas & Consumable Fuels — 5.4%
5	Concho Resources, Inc. (a)	661
25	Diamondback Energy, Inc. (a)	2,494
54	EOG Resources, Inc.	5,011
13	Marathon Petroleum Corp.	672
19	Pioneer Natural Resources Co.	3,351
9	Valero Energy Corp.	604

	Total Energy	12,793

	Financials — 12.6%
	Banks — 3.9%
99	Bank of America Corp. (j)	2,316
23	Citigroup, Inc.	1,344
11	Comerica, Inc.	764
10	East West Bancorp, Inc.	554
46	KeyCorp	835
19	PNC Financial Services Group, Inc. (The)	2,303
3	SVB Financial Group (a)	579
11	Wells Fargo & Co.	579

		9,274

	Capital Markets — 3.9%
13	Ameriprise Financial, Inc.	1,693
14	Bank of New York Mellon Corp. (The)	635
55	Charles Schwab Corp. (The)	2,130
29	Intercontinental Exchange, Inc.	1,773

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Capital Markets — continued
61	Morgan Stanley (j)	2,655
5	State Street Corp.	394

		9,280

	Insurance — 4.8%
13	American International Group, Inc.	766
39	Arthur J Gallagher & Co.	2,191
25	Chubb Ltd. (j)	3,429
50	Hartford Financial Services Group, Inc. (The)	2,427
15	Lincoln National Corp.	987
28	MetLife, Inc.	1,445

		11,245

	Total Financials	29,799

	Health Care — 7.8%
	Biotechnology — 2.0%
5	Alexion Pharmaceuticals, Inc. (a)	634
6	Biogen, Inc. (a)	1,671
3	BioMarin Pharmaceutical, Inc. (a)	280
11	Celgene Corp. (a) (j)	1,345
7	Vertex Pharmaceuticals, Inc. (a)	779

		4,709

	Health Care Equipment & Supplies — 0.6%
40	Boston Scientific Corp. (a)	1,044
3	Zimmer Biomet Holdings, Inc.	342

		1,386

	Health Care Providers & Services — 3.4%
5	Aetna, Inc. (j)	686
15	Humana, Inc.	3,381
22	UnitedHealth Group, Inc.	3,911

		7,978

	Life Sciences Tools & Services — 0.2%
7	Agilent Technologies, Inc.	366

	Pharmaceuticals — 1.6%
4	Allergan plc	1,089
15	Bristol-Myers Squibb Co.	851
13	Eli Lilly & Co.	1,047
25	Pfizer, Inc.	841

		3,828

	Total Health Care	18,267

	Industrials — 12.9%
	Aerospace & Defense — 1.2%
6	General Dynamics Corp.	1,241

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
3	Huntington Ingalls Industries, Inc.	532
5	L3 Technologies, Inc.	934

		2,707

	Air Freight & Logistics — 0.2%
3	FedEx Corp.	527

	Airlines — 1.2%
10	Alaska Air Group, Inc.	890
18	Delta Air Lines, Inc.	796
16	United Continental Holdings, Inc. (a)	1,120

		2,806

	Building Products — 0.2%
6	Allegion plc (j)	488

	Electrical Equipment — 1.3%
16	Eaton Corp. plc (j)	1,194
12	Rockwell Automation, Inc.	1,960

		3,154

	Industrial Conglomerates — 1.0%
18	Honeywell International, Inc.	2,333

	Machinery — 2.8%
14	Ingersoll-Rand plc	1,270
12	PACCAR, Inc.	832
2	Snap-on, Inc.	311
31	Stanley Black & Decker, Inc. (j)	4,239

		6,652

	Road & Rail — 4.8%
24	Canadian Pacific Railway Ltd., (Canada) (j)	3,666
8	Norfolk Southern Corp.	980
60	Union Pacific Corp.	6,770

		11,416

	Trading Companies & Distributors — 0.2%
9	HD Supply Holdings, Inc. (a)	355

	Total Industrials	30,438

	Information Technology — 14.9%
	Electronic Equipment, Instruments & Components — 0.6%
19	TE Connectivity Ltd.	1,456

	Internet Software & Services — 3.4%
8	Alphabet, Inc., Class C (a) (j)	6,978
7	Facebook, Inc., Class A (a)	1,023

		8,001

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — 3.0%
20	Accenture plc, Class A (j)	2,471
17	Fidelity National Information Services, Inc. (j)	1,391
18	Vantiv, Inc., Class A (a) (j)	1,101
10	Visa, Inc., Class A	892
13	WEX, Inc. (a) (j)	1,340

		7,195

	Semiconductors & Semiconductor Equipment — 4.6%
18	Analog Devices, Inc.	1,363
17	Broadcom Ltd. (j)	3,652
7	Maxim Integrated Products, Inc.	325
18	Microchip Technology, Inc.	1,383
47	ON Semiconductor Corp. (a)	661
43	Texas Instruments, Inc.	3,386

		10,770

	Software — 2.8%
18	Adobe Systems, Inc. (a) (j)	2,395
36	Microsoft Corp.	2,484
4	Mobileye NV (a)	249
28	Snap, Inc., Class A (a)	640
9	Workday, Inc., Class A (a)	824

		6,592

	Technology Hardware, Storage & Peripherals — 0.5%
8	Apple, Inc.	1,196

	Total Information Technology	35,210

	Materials — 5.7%
	Chemicals — 3.8%
16	Celanese Corp., Series A	1,431
29	Dow Chemical Co. (The)	1,838
18	Eastman Chemical Co.	1,419
26	EI du Pont de Nemours & Co.	2,035
37	Olin Corp.	1,184
15	Westlake Chemical Corp.	917

		8,824

	Containers & Packaging — 1.5%
9	Avery Dennison Corp.	760
18	Crown Holdings, Inc. (a)	996
33	WestRock Co.	1,760

		3,516

	Metals & Mining — 0.4%
29	Alcoa Corp.	976

	Total Materials	13,316

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 1.7%
	Equity Real Estate Investment Trusts (REITs) — 1.7%
5	AvalonBay Communities, Inc.	1,028
5	Public Storage	982
10	SBA Communications Corp., Class A (a)	1,251
5	SL Green Realty Corp.	506
14	STORE Capital Corp.	339

	Total Real Estate	4,106

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
18	T-Mobile US, Inc. (a) (j)	1,182

	Utilities — 6.2%
	Electric Utilities — 4.5%
31	Edison International	2,441
15	NextEra Energy, Inc. (j)	2,034
45	PG&E Corp.	3,039
18	Pinnacle West Capital Corp.	1,493
33	Xcel Energy, Inc.	1,508

		10,515

	Multi-Utilities — 1.4%
14	Ameren Corp.	750
32	CMS Energy Corp. (j)	1,474
45	NiSource, Inc.	1,100

		3,324

	Water Utilities — 0.3%
11	American Water Works Co., Inc.	844

	Total Utilities	14,683

	Total Common Stocks (Cost $162,425)	220,506

Short-Term Investments — 5.6%
	Investment Company — 5.5%
12,873	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l)	12,873

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
318	U.S. Treasury Bill, 0.970% 03/01/18 (k) (n)	315

	Total Short-Term Investments (Cost $13,188)	13,188

	Total Investments — 99.1% (Cost $175,613)	233,694
	Other Assets in Excess of Liabilities — 0.9%	2,066

	NET ASSETS — 100.0%	$235,760

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 91.8%
Common Stocks — 91.8%
	Consumer Discretionary — 15.3%
	Auto Components — 0.6%
8	Autoliv, Inc., (Sweden)	807
12	BorgWarner, Inc.	512

		1,319

	Automobiles — 0.7%
40	Ford Motor Co.	461
27	General Motors Co.	946
2	Harley-Davidson, Inc.	131

		1,538

	Hotels, Restaurants & Leisure — 2.0%
11	Aramark	391
18	Bloomin’ Brands, Inc.	395
8	Brinker International, Inc.	349
4	Cheesecake Factory, Inc. (The)	256
2	Chipotle Mexican Grill, Inc. (a)	1,044
9	Darden Restaurants, Inc.	756
13	Dunkin’ Brands Group, Inc.	737
15	Hyatt Hotels Corp., Class A (a)	838

		4,766

	Household Durables — 0.2%
10	Garmin Ltd.	508

	Internet & Direct Marketing Retail — 1.2%
11	Netflix, Inc. (a)	1,679
1	Priceline Group, Inc. (The) (a)	1,108

		2,787

	Leisure Products — 1.1%
8	Hasbro, Inc.	763
80	Mattel, Inc.	1,797

		2,560

	Media — 4.6%
31	Discovery Communications, Inc., Class A (a)	891
73	Interpublic Group of Cos., Inc. (The)	1,724
127	News Corp., Class A	1,610
40	Omnicom Group, Inc.	3,250
54	Regal Entertainment Group, Class A	1,192
29	Scripps Networks Interactive, Inc., Class A	2,172

		10,839

	Multiline Retail — 2.0%
39	Kohl’s Corp.	1,532
18	Nordstrom, Inc.	859
44	Target Corp.	2,441

		4,832

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.0%
17	Abercrombie & Fitch Co., Class A	204
107	Ascena Retail Group, Inc. (a)	418
6	AutoNation, Inc. (a)	239
56	Bed Bath & Beyond, Inc.	2,187
22	DSW, Inc., Class A	458
22	Gap, Inc. (The)	576
11	L Brands, Inc.	602

		4,684

	Textiles, Apparel & Luxury Goods — 0.9%
7	Lululemon Athletica, Inc. (a)	374
12	Michael Kors Holdings Ltd. (a)	437
3	Ralph Lauren Corp.	234
31	Under Armour, Inc., Class A (a)	656
22	Under Armour, Inc., Class C (a)	435

		2,136

	Total Consumer Discretionary	35,969

	Consumer Staples — 10.4%
	Beverages — 1.5%
83	Coca-Cola Co. (The)	3,564

	Food & Staples Retailing — 2.6%
25	CVS Health Corp.	2,062
11	Kroger Co. (The)	338
4	Sysco Corp.	226
13	Wal-Mart Stores, Inc.	940
68	Whole Foods Market, Inc.	2,484

		6,050

	Food Products — 1.9%
12	Campbell Soup Co.	685
39	General Mills, Inc.	2,248
24	Kellogg Co.	1,684

		4,617

	Household Products — 3.9%
54	Church & Dwight Co., Inc.	2,661
22	Clorox Co. (The)	2,941
5	Colgate-Palmolive Co.	368
38	Procter & Gamble Co. (The)	3,284

		9,254

	Personal Products — 0.2%
26	Coty, Inc., Class A	455

	Tobacco — 0.3%
10	Altria Group, Inc.	704

	Total Consumer Staples	24,644

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Energy — 5.6%
	Energy Equipment & Services — 1.1%
12	Helmerich & Payne, Inc.	734
26	Schlumberger Ltd.	1,916

		2,650

	Oil, Gas & Consumable Fuels — 4.5%
18	Chevron Corp.	1,889
16	ConocoPhillips	762
7	Enbridge, Inc., (Canada)	302
62	Exxon Mobil Corp.	5,087
30	Hess Corp.	1,465
37	Marathon Oil Corp.	547
9	Murphy Oil Corp.	241
12	Noble Energy, Inc.	388

		10,681

	Total Energy	13,331

	Financials — 12.4%
	Banks — 4.3%
26	Associated Banc-Corp.	645
18	Bank of Hawaii Corp.	1,476
23	First Hawaiian, Inc.	685
48	First Horizon National Corp.	883
45	Fulton Financial Corp.	837
7	M&T Bank Corp.	1,027
71	People’s United Financial, Inc.	1,241
64	US Bancorp	3,281

		10,075

	Capital Markets — 2.6%
2	BlackRock, Inc.	654
7	CME Group, Inc.	778
21	Federated Investors, Inc., Class B	553
31	Franklin Resources, Inc.	1,354
2	Goldman Sachs Group, Inc. (The)	358
9	Nasdaq, Inc.	606
13	Northern Trust Corp.	1,161
9	T Rowe Price Group, Inc.	645

		6,109

	Insurance — 5.5%
27	Aflac, Inc.	2,007
8	Allstate Corp. (The)	618
3	Aon plc	395
13	Arch Capital Group Ltd. (a)	1,254
11	Axis Capital Holdings Ltd.	705

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
9	Principal Financial Group, Inc.	573
30	Progressive Corp. (The)	1,201
5	RenaissanceRe Holdings Ltd., (Bermuda)	697
18	Torchmark Corp.	1,408
16	Travelers Cos., Inc. (The)	1,934
6	Willis Towers Watson plc	849
21	WR Berkley Corp.	1,447

		13,088

	Total Financials	29,272

	Health Care — 7.5%
	Biotechnology — 2.2%
39	AbbVie, Inc.	2,544
13	Amgen, Inc.	2,172
1	Regeneron Pharmaceuticals, Inc. (a)	350

		5,066

	Health Care Equipment & Supplies — 2.1%
9	Baxter International, Inc.	524
6	Becton Dickinson and Co.	1,178
1	CR Bard, Inc.	338
20	Medtronic plc	1,684
13	Varian Medical Systems, Inc. (a)	1,134

		4,858

	Health Care Providers & Services — 1.9%
7	AmerisourceBergen Corp.	566
20	Cardinal Health, Inc.	1,423
18	DaVita, Inc. (a)	1,259
11	Express Scripts Holding Co. (a)	662
2	Laboratory Corp. of America Holdings (a)	280
4	Patterson Cos., Inc.	165
2	Quest Diagnostics, Inc.	179

		4,534

	Pharmaceuticals — 1.3%
25	Johnson & Johnson	3,140

	Total Health Care	17,598

	Industrials — 12.3%
	Aerospace & Defense — 3.5%
19	Arconic, Inc.	515
23	Boeing Co. (The)	4,211
11	Lockheed Martin Corp.	2,903
4	Raytheon Co.	559

		8,188

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Air Freight & Logistics — 1.3%
19	CH Robinson Worldwide, Inc.	1,381
16	Expeditors International of Washington, Inc.	869
8	United Parcel Service, Inc., Class B	871

		3,121

	Electrical Equipment — 0.2%
9	Emerson Electric Co.	530

	Industrial Conglomerates — 1.8%
16	3M Co.	3,133
42	General Electric Co.	1,212

		4,345

	Machinery — 1.4%
7	AGCO Corp.	416
4	Caterpillar, Inc.	399
9	Donaldson Co., Inc.	421
14	Flowserve Corp.	717
10	Illinois Tool Works, Inc.	1,334

		3,287

	Professional Services — 0.9%
11	Equifax, Inc.	1,529
12	Nielsen Holdings plc	506

		2,035

	Road & Rail — 2.4%
6	Canadian National Railway Co., (Canada)	455
151	Heartland Express, Inc.	3,037
34	Knight Transportation, Inc.	1,154
33	Werner Enterprises, Inc.	897

		5,543

	Trading Companies & Distributors — 0.8%
7	Air Lease Corp.	278
13	Fastenal Co.	565
5	WW Grainger, Inc.	1,041

		1,884

	Total Industrials	28,933

	Information Technology — 11.5%
	Communications Equipment — 1.8%
71	Cisco Systems, Inc.	2,428
59	Juniper Networks, Inc.	1,759

		4,187

	Electronic Equipment, Instruments & Components — 0.4%
12	Amphenol Corp., Class A	889

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.7%
55	eBay, Inc. (a)	1,838
15	GrubHub, Inc. (a)	653
92	Twitter, Inc. (a)	1,518

		4,009

	IT Services — 0.8%
3	Alliance Data Systems Corp.	749
3	International Business Machines Corp.	459
15	PayPal Holdings, Inc. (a)	692

		1,900

	Semiconductors & Semiconductor Equipment — 4.5%
13	Applied Materials, Inc.	532
139	Intel Corp.	5,007
2	KLA-Tencor Corp.	197
2	Lam Research Corp.	319
7	Qorvo, Inc. (a)	469
19	QUALCOMM, Inc.	1,021
3	Skyworks Solutions, Inc.	249
55	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	1,829
17	Xilinx, Inc.	1,079

		10,702

	Software — 1.6%
2	Intuit, Inc.	238
28	Oracle Corp.	1,264
17	salesforce.com, Inc. (a)	1,472
7	SAP SE, (Germany), ADR	672

		3,646

	Technology Hardware, Storage & Peripherals — 0.7%
11	NetApp, Inc.	423
31	Seagate Technology plc	1,293

		1,716

	Total Information Technology	27,049

	Materials — 5.5%
	Chemicals — 3.9%
10	Air Products & Chemicals, Inc.	1,405
11	CF Industries Holdings, Inc.	286
5	Ecolab, Inc.	594
44	LyondellBasell Industries NV, Class A	3,746
5	PPG Industries, Inc.	527
13	Praxair, Inc.	1,625
3	Sherwin-Williams Co. (The)	971

		9,154

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Containers & Packaging — 0.7%
10	AptarGroup, Inc.	795
5	Bemis Co., Inc.	243
12	Sonoco Products Co.	633

		1,671

	Metals & Mining — 0.4%
15	Compass Minerals International, Inc.	990

	Paper & Forest Products — 0.5%
27	Domtar Corp.	1,082

	Total Materials	12,897

	Real Estate — 2.2%
	Equity Real Estate Investment Trusts (REITs) — 2.2%
68	CBL & Associates Properties, Inc.	627
8	Crown Castle International Corp.	766
3	Federal Realty Investment Trust	367
18	Healthcare Trust of America, Inc., Class A	564
26	Pennsylvania REIT	355
4	Taubman Centers, Inc.	231
7	Ventas, Inc.	468
47	Washington Prime Group, Inc.	411
21	Welltower, Inc.	1,481

	Total Real Estate	5,270

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
52	AT&T, Inc.	2,064
73	Verizon Communications, Inc.	3,336

	Total Telecommunication Services	5,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.8%
	Electric Utilities — 2.8%
14	Eversource Energy	820
116	Southern Co. (The)	5,777

		6,597

	Gas Utilities — 0.3%
4	National Fuel Gas Co.	222
9	UGI Corp.	446

		668

	Multi-Utilities — 3.6%
20	Consolidated Edison, Inc.	1,617
43	Dominion Resources, Inc.	3,329
34	SCANA Corp.	2,255
21	WEC Energy Group, Inc.	1,283

		8,484

	Water Utilities — 0.1%
9	Aqua America, Inc.	291

	Total Utilities	16,040

	Total Securities Sold Short (Proceeds $215,587)	$216,403

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(37)	E-mini S&P 500	06/16/17	USD	$(4,404)	$(18)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	21

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.

(j)

—  All or a portion of this security is segregated as collateral for short sales. The total values of securities segregated as collateral for JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund were approximately $34,302,000 and $39,842,000, respectively.

(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of April 30, 2017.
(n)	— The rate shown is the effective yield as of April 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017

(Amounts in thousands, except per share amounts)

	Opportunistic Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$183,916		$220,821
Investments in affiliates, at value	6,842		12,873

Total investment securities, at value	190,758		233,694
Deposits at broker for securities sold short	58,414		216,740
Restricted cash for securities sold short	—		3
Receivables:
Investment securities sold	30,360		5,396
Fund shares sold	152		131
Dividends from non-affiliates	79		258
Dividends from affiliates	12		6
Variation margin on futures contracts	—		10

Total Assets	279,775		456,238

LIABILITIES:
Payables:
Due to custodian	35		108
Securities sold short, at value	66,087		216,403
Dividend expense to non-affiliates on securities sold short	87		239
Investment securities purchased	20,767		3,348
Fund shares redeemed	28		108
Accrued liabilities:
Investment advisory fees	170		123
Administration fees	5		—
Distribution fees	11		12
Service fees	36		28
Custodian and accounting fees	10		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	74		98

Total Liabilities	87,310		220,478

Net Assets	$192,465		$235,760

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

	Opportunistic Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$175,591	$247,969
Accumulated undistributed (distributions in excess of) net investment income	(2,084)	(8,510)
Accumulated net realized gains (losses)	1,836	(60,946)
Net unrealized appreciation (depreciation)	17,122	57,247

Total Net Assets	$192,465	$235,760

Net Assets:
Class A	$46,697	$19,585
Class C	2,868	12,419
Class I (formerly Select Class)	134,635	43,948
Class L (formerly Institutional Class)	—	159,808
Class R2	22	—
Class R5	23	—
Class R6	8,220	—

Total	$192,465	$235,760

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,568	1,360
Class C	160	916
Class I (formerly Select Class)	7,353	2,936
Class L (formerly Institutional Class)	—	10,489
Class R2	1	—
Class R5	1	—
Class R6	446	—

Net Asset Value (a):
Class A — Redemption price per share	$18.19	$14.40
Class C — Offering price per share (b)	17.95	13.55
Class I (formerly Select Class) — Offering and redemption price per share	18.31	14.97
Class L (formerly Institutional Class) — Offering and redemption price per share	—	15.24
Class R2 — Offering and redemption price per share	18.07	—
Class R5 — Offering and redemption price per share	18.41	—
Class R6 — Offering and redemption price per share	18.43	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.20	$15.20

Cost of investments in non-affiliates	$167,760	$162,740
Cost of investments in affiliates	6,842	12,873
Proceeds from securities sold short	67,053	215,587

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2017 (Unaudited)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund		Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$1
Interest income from affiliates	—	(a)	— (a)
Interest income to non-affiliates on securities sold short	136		548
Dividend income from non-affiliates	928		2,315
Dividend income from affiliates	90		35
Foreign taxes withheld	—	(a)	1

Total investment income	1,154		2,900

EXPENSES:
Investment advisory fees	1,198		1,169
Administration fees	82		120
Distribution fees:
Class A	55		27
Class C	11		50
Class R2	—	(a)	—
Service fees:
Class A	55		27
Class C	3		17
Class I (formerly Select Class)	181		60
Class L (formerly Institutional Class)	—		105
Class R2	—	(a)	—
Class R5	—	(a)	—
Custodian and accounting fees	29		15
Interest expense to affiliates	1		6
Professional fees	44		31
Interest expense to non-affiliates	—		1
Trustees’ and Chief Compliance Officer’s fees	13		13
Printing and mailing costs	18		32
Registration and filing fees	48		22
Transfer agency fees (See Note 2.F.)	3		9
Sub-transfer agency fees (See Note 2.F.)	28		47
Other	6		3
Dividend expense to non-affiliates on securities sold short	529		3,560

Total expenses	2,304		5,314

Less fees waived	(164)		(387)
Less expense reimbursements	—	(a)	—

Net expenses	2,140		4,927

Net investment income (loss)	(986)		(2,027)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,611		50,067
Futures	—		(457)
Securities sold short	(5,455)		(19,759)

Net realized gain (loss)	5,156		29,851

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,966		(10,887)
Futures	—		(66)
Securities sold short	(146)		(5,150)

Change in net unrealized appreciation/depreciation	7,820		(16,103)

Net realized/unrealized gains (losses)	12,976		13,748

Change in net assets resulting from operations	$11,990		$11,721

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(986)	$(1,625)	$(2,027)	$(8,226)
Net realized gain (loss)	5,156	(760)	29,851	19,177
Change in net unrealized appreciation/depreciation	7,820	2,877	(16,103)	(27,397)

Change in net assets resulting from operations	11,990	492	11,721	(16,446)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(567)	—	—
Class C
From net realized gains	—	(18)	—	—
Class I (formerly Select Class)
From net realized gains	—	(1,173)	—	—
Class R2
From net realized gains	—	— (a)	—	—
Class R5
From net realized gains	—	— (a)	—	—
Class R6
From net realized gains	—	— (a)	—	—

Total distributions to shareholders	—	(1,758)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(33,159)	67,443	(123,312)	(293,232)

NET ASSETS:
Change in net assets	(21,169)	66,177	(111,591)	(309,678)
Beginning of period	213,634	147,457	347,351	657,029

End of period	$192,465	$213,634	$235,760	$347,351

Accumulated undistributed (distributions in excess of) net investment income	$(2,084)	$(1,098)	$(8,510)	$(6,483)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund			Research Market Neutral Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016		Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,030	$64,846		$971	$11,078
Distributions reinvested	—	567		—	—
Cost of shares redeemed	(9,365)	(51,340)		(7,621)	(46,582)

Change in net assets resulting from Class A capital transactions	$665	$14,073		$(6,650)	$(35,504)

Class C
Proceeds from shares issued	$196	$3,353		$154	$674
Distributions reinvested	—	18		—	—
Cost of shares redeemed	(766)	(916)		(3,232)	(8,689)

Change in net assets resulting from Class C capital transactions	$(570)	$2,455		$(3,078)	$(8,015)

Class I (formerly Select Class)
Proceeds from shares issued	$11,492	$101,558		$2,834	$8,216
Distributions reinvested	—	1,148		—	—
Cost of shares redeemed	(44,013)	(59,796)		(14,064)	(288,879)

Change in net assets resulting from Class I capital transactions	$(32,521)	$42,910		$(11,230)	$(280,663)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—		$9,424	$303,966
Cost of shares redeemed	—	—		(111,778)	(273,016)

Change in net assets resulting from Class L capital transactions	$—	$—		$(102,354)	$30,950

Class R2
Distributions reinvested	$—	$—	(a)	$—	$—

Change in net assets resulting from Class R2 capital transactions	$—	$—	(a)	$—	$—

Class R5
Distributions reinvested	$—	$—	(a)	$—	$—

Change in net assets resulting from Class R5 capital transactions	$—	$—	(a)	$—	$—

Class R6
Proceeds from shares issued	$227	$9,490		$—	$—
Distributions reinvested	—	—	(a)	—	—
Cost of shares redeemed	(960)	(1,485)		—	—

Change in net assets resulting from Class R6 capital transactions	$(733)	$8,005		$—	$—

Total change in net assets resulting from capital transactions	$(33,159)	$67,443		$(123,312)	$(293,232)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

	Opportunistic Equity Long/Short Fund			Research Market Neutral Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016		Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	577	3,830		68	789
Reinvested	—	34		—	—
Redeemed	(538)	(3,089)		(543)	(3,369)

Change in Class A Shares	39	775		(475)	(2,580)

Class C
Issued	12	199		11	51
Reinvested	—	1		—	—
Redeemed	(45)	(55)		(244)	(663)

Change in Class C Shares	(33)	145		(233)	(612)

Class I (formerly Select Class)
Issued	655	6,047		194	570
Reinvested	—	68		—	—
Redeemed	(2,515)	(3,566)		(961)	(19,768)

Change in Class I Shares	(1,860)	2,549		(767)	(19,198)

Class L (formerly Institutional Class)
Issued	—	—		634	20,509
Redeemed	—	—		(7,505)	(18,650)

Change in Class L Shares	—	—		(6,871)	1,859

Class R2
Reinvested	—	—	(a)	—	—

Change in Class R2 Shares	—	—	(a)	—	—

Class R5
Reinvested	—	—	(a)	—	—

Change in Class R5 Shares	—	—	(a)	—	—

Class R6
Issued	13	571		—	—
Reinvested	—	—	(a)	—	—
Redeemed	(54)	(85)		—	—

Change in Class R6 Shares	(41)	486		—	—

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$17.12	$(0.10)	$1.17	$1.07	$—
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	(0.16)
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.81	0.75	—

Class C
Six Months Ended April 30, 2017 (Unaudited)	16.94	(0.14)	1.15	1.01	—
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.07)	0.80	0.73	—

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	17.21	(0.08)	1.18	1.10	—
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.05)	0.80	0.75	—

Class R2
Six Months Ended April 30, 2017 (Unaudited)	17.03	(0.12)	1.16	1.04	—
Year Ended October 31, 2016	17.32	(0.20)	0.07	(0.13)	(0.16)
Year Ended October 31, 2015	15.74	(0.35)	1.99	1.64	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.80	0.74	—

Class R5
Six Months Ended April 30, 2017 (Unaudited)	17.29	(0.07)	1.19	1.12	—
Year Ended October 31, 2016	17.47	(0.08)	0.06	(0.02)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.00	1.77	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—

Class R6
Six Months Ended April 30, 2017 (Unaudited)	17.31	(0.06)	1.18	1.12	—
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.80% and 2.00% for the period ended April 30, 2017, 1.80% and 2.07% for the year ended October 31, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.31% and 2.50% for the period ended April 30, 2017, 2.29% and 2.52% for the year ended October 31, 2016, 2.39% and 3.18% for the year ended October 31. 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class I (formerly Select Class) are 1.55% and 1.71% for the period ended April 30, 2017, 1.54% and 1.71% for the year ended October 31, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014; for Class R2 are 2.05% and 2.36% for the period ended April 30, 2017, 2.05% and 4.35% for the year ended October 31, 2016, 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.36% and 1.67% for the period ended April 30, 2017, 1.35% and 3.70% for the year ended October 31, 2016, 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.31% and 1.44% for the period ended April 30, 2017, 1.29% and 1.60% for the year ended October 31, 2016, 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$18.19	6.25%	$46,697	2.33%		(1.19)%		2.53%		214%	351%
17.12	(0.53)	43,298	2.26		(0.96)		2.53		463	749
17.37	10.74	30,480	2.38	(g)	(1.70	)(g)	2.77	(g)	347	734
15.75	5.00	52	2.65	(g)	(2.24	)(g)	12.33	(g)	94	178

17.95	5.96	2,868	2.84		(1.66)		3.03		214	351
16.94	(1.00)	3,273	2.75		(1.46)		2.98		463	749
17.27	10.25	823	2.96	(g)	(2.17	)(g)	3.75	(g)	347	734
15.73	4.87	52	3.15	(g)	(2.74	)(g)	12.82	(g)	94	178

18.31	6.39	134,635	2.08		(0.92)		2.24		214	351
17.21	(0.29)	158,589	2.00		(0.69)		2.17		463	749
17.42	11.06	116,091	2.23	(g)	(1.53	)(g)	2.77	(g)	347	734
15.75	5.00	4,989	2.40	(g)	(1.99	)(g)	12.07	(g)	94	178

18.07	6.11	22	2.58		(1.44)		2.89		214	351
17.03	(0.76)	21	2.51		(1.18)		4.81		463	749
17.32	10.49	21	2.78	(g)	(2.01	)(g)	4.70	(g)	347	734
15.74	4.93	52	2.90	(g)	(2.49	)(g)	12.57	(g)	94	178

18.41	6.48	23	1.89		(0.75)		2.20		214	351
17.29	(0.12)	21	1.81		(0.48)		4.16		463	749
17.47	11.31	21	2.09	(g)	(1.32	)(g)	4.00	(g)	347	734
15.76	5.07	53	2.20	(g)	(1.79	)(g)	11.88	(g)	94	178

18.43	6.47	8,220	1.84		(0.71)		1.97		214	351
17.31	(0.06)	8,432	1.75		(0.45)		2.06		463	749
17.48	11.37	21	2.04	(g)	(1.27	)(g)	3.96	(g)	347	734
15.76	5.07	53	2.15	(g)	(1.74	)(g)	11.82	(g)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$13.84	$(0.12)	$0.68	$0.56	$—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—
Year Ended October 31, 2013	14.44	(0.35)	0.49	0.14	—
Year Ended October 31, 2012	14.71	(0.35)	0.08	(0.27)	—

Class C
Six Months Ended April 30, 2017 (Unaudited)	13.06	(0.14)	0.63	0.49	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—
Year Ended October 31, 2013	13.91	(0.41)	0.49	0.08	—
Year Ended October 31, 2012	14.25	(0.41)	0.07	(0.34)	—

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	14.37	(0.10)	0.70	0.60	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—
Year Ended October 31, 2013	14.83	(0.32)	0.51	0.19	—
Year Ended October 31, 2012	15.08	(0.32)	0.07	(0.25)	—

Class L (formerly Institutional Class)
Six Months Ended April 30, 2017 (Unaudited)	14.62	(0.10)	0.72	0.62	—
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—
Year Ended October 31, 2013	14.95	(0.29)	0.51	0.22	—
Year Ended October 31, 2012	15.16	(0.29)	0.08	(0.21)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.50% for the period ended April 30, 2017, 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015, 1.49% and 1.91% for the year ended October 31, 2014, 1.49% and 1.93% for the year ended October 31, 2013 and 1.49% and 1.99% for the year ended October 31, 2012; for Class C 1.74% and 2.11% for the period ended April 30, 2017, 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for the year ended October 31, 2013 and 1.99% and 2.49% for the year ended October 31, 2012; for Class I (formerly Select Class) are 0.97% and 1.29% for the period ended April 30, 2017, 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for the year ended October 31, 2014, 1.24% and 1.66% for the year ended October 31, 2013 and 1.24% and 1.74% for the year ended October 31, 2012; for Class L (formerly Institutional Class) 0.83% and 1.08% for the period ended April 30, 2017, 0.81% and 1.06% for the year ended October 31, 2016, 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for the year ended October 31, 2014, 0.99% and 1.53% for the year ended October 31, 2013 and 0.99% and 1.59% for the year ended October 31, 2012, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (Excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

$14.40	4.05%	$19,585	3.66%	(1.68)%	3.93%	59%	154%
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298
14.25	(3.59)	62,910	3.57	(1.94)	4.03	163	370
15.17	4.05	82,477	3.82	(2.26)	4.24	90	192
14.58	0.97	88,944	4.24	(2.42)	4.68	75	149
14.44	(1.84)	116,146	4.46	(2.47)	4.96	82	186

13.55	3.75	12,419	4.17	(2.19)	4.54	59	154
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298
13.51	(4.12)	23,790	4.04	(2.63)	4.46	163	370
14.48	3.50	10,933	4.32	(2.76)	4.74	90	192
13.99	0.58	14,209	4.74	(2.92)	5.18	75	149
13.91	(2.39)	19,275	4.96	(2.97)	5.46	82	186

14.97	4.18	43,948	3.40	(1.43)	3.72	59	154
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298
14.76	(3.34)	337,990	3.32	(1.74)	3.71	163	370
15.66	4.26	348,525	3.57	(2.01)	3.99	90	192
15.02	1.28	292,993	3.99	(2.15)	4.43	75	149
14.83	(1.66)	290,794	4.17	(2.19)	4.67	82	186

15.24	4.24	159,808	3.26	(1.28)	3.51	59	154
14.62	(2.47)	253,734	2.92	(1.61)	3.17	133	298
14.99	(3.17)	232,339	3.09	(1.48)	3.58	163	370
15.87	4.61	271,595	3.32	(1.76)	3.84	90	192
15.17	1.47	316,843	3.74	(1.91)	4.28	75	149
14.95	(1.39)	337,565	3.99	(1.98)	4.59	82	186

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Opportunistic Equity Long/Short Fund	Class A, Class C, Class R2, Class R5, Class R6 and Class I^	Non-Diversified
Research Market Neutral Fund	Class A, Class C, Class L* and Class I^	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
*	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of Opportunistic Equity Long/Short Fund is to seek capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Class L and Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$190,758	$—	$—	$190,758

Total Liabilities for Securities Sold Short (a)	$(66,087)	$—	$—	$(66,087)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$233,379	$315	$—	$233,694

Total Liabilities for Securities Sold Short (a)	$(216,403)	$—	$—	$(216,403)

Depreciation in Other Financial Instruments
Futures Contracts	$(18)	$—	$—	$(18)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months end April 30, 2017.

B. Options — Opportunistic Equity Long/Short Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2017:

	Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	$698	(a)
Ending Number of Contracts Purchased	701

(a)	For the period January 1, 2017 through April 30, 2017.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2017, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2017 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$4,537
Ending Notional Balance Short	4,404

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the Distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	R2		R5		R6	Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—	(a)	$2	n/a	$—	(a)	$—	(a)	n/a	$3
Sub-transfer agency fees	13	1		14	n/a	—		—		n/a	28
Research Market Neutral Fund
Transfer agency fees	4	1		2	$2	n/a		n/a		n/a	9
Sub-transfer agency fees	—	9		18	20	n/a		n/a		n/a	47

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2017 no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Opportunistic Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The reclassifications for the Funds relate primarily to dividend expense for securities sold short and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017 the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R5, Class R6, Class L and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Market Neutral Fund	0.25	0.75	n/a

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Opportunistic Equity Long/Short Fund	$—	(a)	$—
Research Market Neutral Fund	—	(a)	—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class L	Class I
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	0.10%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25	n/a	n/a	0.10%	0.25

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Class L	Class I
Opportunistic Equity Long/Short Fund	1.85%	2.35%	2.10%	1.40%	1.35%	n/a	1.60%
Research Market Neutral Fund	1.25	1.75	n/a	n/a	n/a	0.85%	0.99

The expense limitation agreements were in effect for the six months ended April 30, 2017 and are in place until at least February 28, 2018.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

For the six months ended April 30, 2017 the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$54	$36	$30	$120	$—	(a)
Research Market Neutral Fund	223	120	27	370	—

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2017 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$44
Research Market Neutral Fund	17

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2017 Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2017, the Funds did not incur any brokerage commissions with broker dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$371,312	$332,095	$211,753	$199,252
Research Market Neutral Fund	161,500	303,562	130,481	261,641

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$174,602	$16,437	$281	$16,156
Research Market Neutral Fund	175,613	58,589	508	58,081

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

At October 31, 2016, the following Funds had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character Short-Term		Long-Term
Research Market Neutral Fund	68,342	*	$—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2017, the Fund had individual shareholder accounts and/or omnibus accounts which owned more than 10% of the Funds outstanding shares as follows:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non- affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	1	35.3%	2	24.3%

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate 48.8% of the net assets of the Research Market Neutral Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of April 30, 2017, the Research Market Neutral Fund pledged substantially all of its assets to Citibank for securities sold short. For the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citibank. The Opportunistic Equity Long/Short Fund pledged substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. For the Opportunistic Equity Long/Short Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The com-pliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

APRIL 30, 2017	J.P. MORGAN SPECIALTY FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,062.50	$11.92	2.33%
Hypothetical	1,000.00	1,013.19	11.63	2.33
Class C
Actual	1,000.00	1,059.60	14.50	2.84
Hypothetical	1,000.00	1,010.76	14.16	2.84
Class I (formerly Select Class)
Actual	1,000.00	1,063.90	10.64	2.08
Hypothetical	1,000.00	1,014.48	10.39	2.08
Class R2
Actual	1,000.00	1,061.10	13.18	2.58
Hypothetical	1,000.00	1,011.95	12.87	2.58
Class R5
Actual	1,000.00	1,064.80	9.68	1.89
Hypothetical	1,000.00	1,015.42	9.44	1.89
Class R6
Actual	1,000.00	1,064.70	9.42	1.84
Hypothetical	1,000.00	1,015.72	9.20	1.84

Research Market Neutral Fund
Class A
Actual	1,000.00	1,040.50	18.52	3.66
Hypothetical	1,000.00	1,006.60	18.21	3.66
Class C
Actual	1,000.00	1,037.50	21.07	4.17
Hypothetical	1,000.00	1,004.17	20.72	4.17
Class I (formerly Select Class)
Actual	1,000.00	1,041.80	17.21	3.40
Hypothetical	1,000.00	1,007.98	16.93	3.40
Class L (formerly Institutional Class)
Actual	1,000.00	1,042.40	16.51	3.26
Hypothetical	1,000.00	1,008.53	16.24	3.26

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-SPEC-417

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2017 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Discovery Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.
Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

Global financial markets generally provided positive returns for the six month reporting period as the world’s leading economies continued to grow in a more uniform fashion and investors sought returns in many developed and emerging markets.

During the final quarter of 2016 and into 2017, certain leading U.S. equity indexes hit multiple record highs amid solid corporate earnings and expectations that the Republican majorities in the U.S. Congress and President Trump’s administration would work to ease business regulations, reduce taxes and increase infrastructure spending.

In Europe, a pickup in corporate earnings and improvements in consumer sentiment also proved attractive to investors during the reporting period. Electoral defeats of anti-European Union (EU) politicians in Austria and the Netherlands also helped lift investor sentiment across the EU and other developed markets.

Emerging markets also saw investment inflows during the six month reporting period amid economic and financial market stability in China. Notably, the Chinese government’s efforts to curb excessive leverage in its financial markets appeared to adversely impact the Shanghai Stock Exchange Composite Index in April 2017. Meanwhile, several previously underperforming economies – particularly Brazil, Argentina, Russia, Turkey and South Africa – showed signs of improvement toward the end of the reporting period.

Commodities prices showed signs of stabilization during the reporting period and global oil prices reached 15-month highs in October 2016. Oil prices were further bolstered by the December 2016 decision by the Organization of Petroleum Exporting Countries’ to curb production. However, by the end of the reporting period, overproduction pushed global oil prices lower.

For the six months ended April 30, 2017, the MSCI Europe Australasia and Far East Index (net of foreign withholding taxes) returned 11.47% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 8.88%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	11.03%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	8.88%

Net Assets as of 4/30/2017 (In Thousands)	$1,881,826

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

The Fund’s security selection in the energy sector and its security selection and overweight position in the materials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the utilities sector and its security selection and overweight position in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Polski Koncern Naftowy SA, KGHM Polska Miedz SA and AAC Technologies Holdings Inc. Shares of Polski Koncern Naftowy, a Polish crude oil processor, benefitted from rising oil prices during most of the reporting period. Shares of KGHM Polska Miedz, a Polish metals mining and smelting company, rose amid investor expectations for higher demand for base metals. Shares of AAC Technologies Holdings, a Chinese maker of acoustical components for consumer electronics, rose on expectations for continued growth in smartphone sales.

Leading individual detractors from relative performance included the Fund’s underweight position in Samsung Electronics Co. and its overweight positions in Micro-Star International Co. and Emlak Konut Gayrimenkul Yatiri

Ortakligi AS. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer, rose after the company reported strong earnings growth. Shares of Micro-Star International, a Taiwanese maker of computer hardware, declined as the company transitioned to new products, which reduced sales. Shares of Emlak Konus Gayrimenkul, a Turkish real estate investment trust, fell after the company announced it would eliminate regular dividend payments.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average country exposures during the six months ended April 30, 2017, were to China, South Korea and Taiwan and its smallest average country exposures were to Chile, Singapore and Vietnam. From a sector perspective, the Fund’s largest average weightings were in the financials, information technology and energy sectors, while its smallest average weightings were in the telecommunication services, health care and real estate sectors.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co. Ltd. (South Korea)	2.3%
2.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.2
3.	Itau Unibanco Holding SA, ADR (Brazil)	1.9
4.	Tencent Holdings Ltd. (China)	1.7
5.	Alibaba Group Holding Ltd., ADR (China)	1.6
6.	Polski Koncern Naftowy ORLEN SA (Poland)	1.5
7.	NetEase, Inc., ADR (China)	1.5
8.	China Construction Bank Corp., Class H (China)	1.5
9.	Bank of China Ltd., Class H (China)	1.4
10.	Copa Holdings SA, Class A (Panama)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	21.9%
South Korea	17.0
Taiwan	14.1
Brazil	9.4
Russia	8.6
Thailand	4.6
Turkey	4.3
India	3.1
Hong Kong	2.8
Poland	2.5
South Africa	2.5
Hungary	1.5
Panama	1.4
Malaysia	1.3
United Arab Emirates	1.2
Others (each less than 1.0%)	2.1
Short-Term Investment	1.7

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
With Sales Charge**		5.03%	14.62%	(1.33)%	(0.97)%
Without Sales Charge		10.85	21.01	(0.26)	(0.39)
CLASS C SHARES	February 28, 2008
With CDSC***		9.64	19.45	(0.74)	(0.88)
Without CDSC		10.64	20.45	(0.74)	(0.88)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2008	11.03	21.31	0.00 (a)	(0.13)
CLASS R5 SHARES	February 28, 2008	11.10	21.52	0.20	0.06
CLASS R6 SHARES	September 1, 2015	11.10	21.54	0.22	0.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
(a)	Amount rounds to less than 0.005%.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)[1]*	10.00%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	8.88%

Net Assets as of 4/30/2017 (In Thousands)	$3,562,217

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

The Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sberbank of Russia OJSC, JD.com Inc. and AAC Technologies Holdings Inc. Shares of Sberbank, a Russian bank, rose along with a general rebound in Russian equities during the reporting period. Shares of JD.com, a Chinese retailer of consumer electronics, rose on revenue growth and expanding profit margins. Shares of AAC Technologies Holdings, a Chinese maker of acoustical components for consumer electronics, rose on expectations for continued growth in smartphone sales.

Leading individual detractors from relative performance included the Fund’s underweight position in Samsung Electronics Co. and its overweight positions in Magnit PJSC and BB Seguridade Participacoes SA. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer, rose after the company reported strong earnings growth. Shares of Magnit, a Russian operator of retail stores, fell on weak sales growth. Shares of BB Seguridade Participacoes, a Brazilian insurance company, fell after the company forecast slower profit growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest average sector positions during the reporting period were in the financials, information technology and consumer discretionary sectors, while the Fund’s smallest average sector positions were in the utilities, materials and health care sectors. The Fund’s largest average country positions were in China, India and South Africa and its smallest average positions were in Turkey, Egypt and Papua New Guinea.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	6.5%
2.	Alibaba Group Holding Ltd., ADR (China)	4.0
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.0
4.	AIA Group Ltd. (Hong Kong)	3.7
5.	Housing Development Finance Corp. Ltd. (India)	3.5
6.	Samsung Electronics Co. Ltd. (South Korea)	3.2
7.	Bid Corp. Ltd. (South Africa)	2.6
8.	Tata Consultancy Services Ltd. (India)	2.3
9.	JD.com, Inc., ADR (China)	2.2
10.	HDFC Bank Ltd., ADR (India)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
India	18.6%
China	18.5
South Africa	11.1
Brazil	10.1
Taiwan	7.7
Hong Kong	6.6
South Korea	5.1
Russia	4.1
United States	3.4
Indonesia	3.1
Mexico	2.6
Argentina	1.6
Panama	1.3
Peru	1.2
Switzerland	1.0
Others (each less than 1.0%)	2.7
Short-Term Investment	1.3

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		4.14%	15.38%	0.86%	1.90%
Without Sales Charge		9.92	21.77	1.95	2.45
CLASS C SHARES	February 28, 2006
With CDSC***		8.62	20.12	1.44	1.94
Without CDSC		9.62	21.12	1.44	1.94
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	10.00	22.02	2.20	2.70
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 15, 1993	10.06	22.17	2.35	2.87
CLASS R5 SHARES	September 9, 2016	10.09	22.20	2.36	2.87
CLASS R6 SHARES	December 23, 2013	10.16	22.37	2.43	2.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Class L Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)(1)*	5.55%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	8.88%

Net Assets as of 4/30/2017 (In Thousands)	$16,087

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

The Fund’s security selection and underweight position in the information technology sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Samsung Electronics Co. and its overweight positions in Engie Brasil Energia SA and BB Seguridade Participacoes SA. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer that was not held in the Fund, rose after the company reported strong earnings growth. Shares of Engie Brasil Energia, a Brazilian electricity generator, fell amid investor concerns about the company’s transition toward renewable energy and electricity transmission. Shares of BB Seguridade Participacoes, a Brazilian insurance company, fell after the company forecast slower profit growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in Fuyao Glass Industry Group Co. and GD Midea Holding Co. and its underweight position in Petroleo Brasiliero SA. Shares of Fuyao Glass Industry Group, a Chinese maker of glass for the automobile industry, rose on investor expectations for growing auto sales. Shares of GD Midea Holding, a Chinese appliance manufacturer not held in the Benchmark, rose on investor expectations for growth in the retail market for home appliances. Shares of Petroleo Brasiliero, Brazil’s state-controlled petroleum company, which was not held in the Fund, fell amid a global oversupply of oil at the end of the reporting period.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.0%
2.	Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	3.0
3.	Banco Santander Chile, ADR (Chile)	3.0
4.	Moscow Exchange MICEX-RTS PJSC (Russia)	2.7
5.	Fuyao Glass Industry Group Co. Ltd., Class A (China)	2.7
6.	China Mobile Ltd. (China)	2.7
7.	Ambev SA, ADR (Brazil)	2.7
8.	Samsung Electronics Co. Ltd. (South Korea)	2.5
9.	BB Seguridade Participacoes SA (Brazil)	2.5
10.	China Resources Power Holdings Co. Ltd. (China)	2.4

SUMMARY OF INVESTMENTS BY COUNTRY***
Taiwan	19.5%
China	13.1
South Africa	12.2
Brazil	7.4
Russia	7.4
South Korea	6.6
Mexico	6.3
Hong Kong	6.0
Thailand	4.3
Turkey	3.4
Czech Republic	3.0
Chile	3.0
Indonesia	2.1
Hungary	1.7
United Arab Emirates	1.5
United States	1.4
France	0.9
Short-Term Investment	0.2

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 12, 2014
With Sales Charge**		(0.17)%	7.99%	(2.42)%
Without Sales Charge		5.39	13.98	(0.18)
CLASS C SHARES	December 12, 2014
With CDSC***		4.18	12.33	(0.68)
Without CDSC		5.18	13.33	(0.68)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 12, 2014	5.55	14.18	0.07
CLASS R5 SHARES	December 12, 2014	5.72	14.47	0.28
CLASS R6 SHARES	December 12, 2014	5.67	14.52	0.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/12/14 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 12, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Equity Income Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from December 12, 2014 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	12.78%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[2]	12.12%

Net Assets as of 4/30/2017 (In Thousands)	$7,716,152

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the telecommunications and banks-finance sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the banks-capital markets and basic industries sectors was a leading detractor from relative performance. By region, the Fund’s security selection in North America was the leading contributor to relative performance, while the Fund’s underweight allocation to Europe and its overweight allocation to Japan detracted from relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.3%
2.	Microsoft Corp. (United States)	1.7
3.	Amazon.com, Inc. (United States)	1.2
4.	Facebook, Inc., Class A (United States)	1.2
5.	Alphabet, Inc., Class C (United States)	1.0
6.	Wells Fargo & Co. (United States)	0.9
7.	Bank of America Corp. (United States)	0.9
8.	Alphabet, Inc., Class A (United States)	0.8
9.	Exxon Mobil Corp. (United States)	0.8
10.	General Electric Co. (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	59.8%
Japan	8.7
United Kingdom	5.6
France	4.1
Germany	3.7
Canada	3.4
Switzerland	2.9
Australia	2.6
Netherlands	2.0
Spain	1.4
Hong Kong	1.2
Others (each less than 1.0%)	4.0
Short-Term Investment	0.6

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
[2]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
With Sales Charge**		6.72%	9.36%	3.84%	8.05%
Without Sales Charge		12.62	15.44	5.72	9.46
CLASS C SHARES	February 28, 2013
With CDSC***		11.36	13.84	5.20	8.91
Without CDSC		12.36	14.84	5.20	8.91
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2013	12.78	15.74	5.99	9.73
CLASS R2 SHARES	February 28, 2013	12.46	15.14	5.45	9.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	14.34%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	11.76%

Net Assets as of 4/30/2017 (In Thousands)	$2,125

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in North America and its security selection and underweight position in Japan were leading contributors to relative performance, while the Fund’s security selection in Europe, including the U.K., was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Time Inc., Harman International Industries Inc. and Vertex Pharmaceuticals Inc. Shares of Time, a magazine publisher not held in the Benchmark, rose on news that the company was soliciting takeover offers. Shares of Harman International, an auto parts manufacturer, rose ahead of its takeover by Samsung Electronics Co. Shares of Vertex Pharmaceuticals, a drug maker, rose following positive results from clinical trials of its treatment for cystic fibrosis.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Teva Pharmaceutical Industries Ltd., Alexion Pharmaceuticals Inc. and BT Group PLC. Shares of Teva Pharmaceutical, an Israel-based maker of generic and specialty drugs, fell amid investor concerns about the company’s patent on a key drug and general concerns about pricing pressure on generic drugs. Shares of Alexion Pharmaceuticals, a drug maker, fell amid management changes and investor concerns about increased competition for the company’s drugs. Share of BT Group, a telecommunications provider, fell after the company significantly reduced its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	5.0%
2.	Citigroup, Inc. (United States)	3.3
3.	Molson Coors Brewing Co., Class B (United States)	3.1
4.	Vodafone Group plc (United Kingdom)	3.1
5.	Amazon.com, Inc. (United States)	2.7
6.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.6
7.	Shire plc, ADR (United States)	2.5
8.	Novartis AG (Registered) (Switzerland)	2.4
9.	AXA SA (France)	2.4
10.	Kroger Co. (The) (United States)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	49.4%
United Kingdom	10.1
China	8.9
France	7.8
Japan	5.7
Switzerland	3.9
Israel	2.6
Denmark	1.8
Hong Kong	1.6
Canada	1.5
Luxembourg	1.5
Netherlands	1.4
India	1.1
Others (each less than 1.0%)	0.8
Short-Term Investment	1.9

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		8.12%	11.26%	3.67%	8.24%	9.55%
Without Sales Charge		14.09	17.42	5.55	9.42	10.65
CLASS C SHARES	November 30, 2011
With CDSC***		12.84	15.84	5.04	8.88	10.10
Without CDSC		13.84	16.84	5.04	8.88	10.10
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2011	14.34	17.82	5.90	9.75	10.98
CLASS R2 SHARES	November 30, 2011	14.05	17.18	5.30	9.15	10.38
CLASS R5 SHARES	November 30, 2011	14.35	18.00	6.03	9.92	11.15
CLASS R6 SHARES	November 30, 2011	14.41	18.07	6.09	9.97	11.21

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Multi-Cap Core Funds Index from November 30, 2011 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper Global Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Discovery Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	12.11%
MSCI Europe, Australasia and Far East Small and Mid Cap Index (“MSCI EAFE SMID Cap Index”)	12.29%

Net Assets as of 4/30/2017 (In Thousands)	$6,762

INVESTMENT OBJECTIVE**

The JPMorgan International Discovery Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

Relative to the Benchmark, the Fund’s security selection in the materials and diversified financials sectors was a leading detractor from performance, while the Fund’s overweight position and security selection in the capital goods sector and its security selection in the retailing sector were leading contributors to relative performance.

By region, the Fund’s security selection in the Pacific, excluding Japan, was a leading detractor from relative performance, while its security selection in emerging markets was a leading contributor to relative performance.

Leading individual detractors included the Fund’s underweight positions in Plus500 Ltd., Noble Group Ltd. and M3 Inc. Shares of Plus500, a U.K. online securities trading platform operator, rose after the company named a new chairwoman and reached a settlement in a dispute with Belgian regulators. Shares of Noble Group, a Chinese commodities supply chain operator, rose on news reports that Sinochem was seeking to buy a stake in the company. Shares of M3, a Japanese provider of online health care services, rose after Sony Corp. announced plans to sell its stake in the company.

Leading individual contributors to relative performance included the Fund’s positions in JD Sports Fashion PLC, Ashtead Group PLC and Ipsen. Shares of JD Sports Fashion, a U.K.

apparel retailer, rose after the company reported better-than-expected earnings. Shares of Ashtead Group, a U.K. equipment rental company, rose after the company reported strong earnings growth. Shares of Ipsen, a French drug maker, rose amid the company’s successful launch of two new drugs.

HOW WAS THE FUND POSITIONED?

The Fund’s assets were primarily invested in equity and equity-like securities of foreign companies, including foreign subsidiaries of U.S. companies. At April 30, 2017, the Fund’s largest sector holdings were in the industrials, consumer discretionary and materials sectors, while the Fund’s smallest sector holdings were in the utilities, telecommunications services and energy sectors. By region, the Fund’s largest positions were in Europe and Japan.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ashtead Group plc (United Kingdom)	1.8%
2.	JD Sports Fashion plc (United Kingdom)	1.7
3.	Micro Focus International plc (United Kingdom)	1.4
4.	Aristocrat Leisure Ltd. (Australia)	1.4
5.	AAC Technologies Holdings, Inc. (China)	1.4
6.	Electrocomponents plc (United Kingdom)	1.4
7.	Treasury Wine Estates Ltd. (Australia)	1.3
8.	Challenger Ltd. (Australia)	1.3
9.	Mitsubishi Motors Corp. (Japan)	1.2
10.	Domino’s Pizza Enterprises Ltd. (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.9%
United Kingdom	16.4
France	8.5
Australia	8.4
Switzerland	7.1
Italy	6.8
Hong Kong	4.7
Germany	4.1
China	3.5
Sweden	3.2
Finland	2.2
Norway	2.1
United States	1.4
Denmark	1.3
Georgia	1.1
Others (each less than 1.0%)	4.3

***	Percentages indicated are based upon total investments as of April 30, 2017. The Fund’s composition is subject to change.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Discovery Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 21, 2015
With Sales Charge**		6.06%	9.55%	3.84%
Without Sales Charge		11.91	15.64	8.04
CLASS C SHARES	December 21, 2015
With CDSC***		10.62	14.12	7.50
Without CDSC		11.62	15.12	7.50
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 21, 2015	12.11	16.08	8.40
CLASS R5 SHARES	December 21, 2015	12.15	16.19	8.54
CLASS R6 SHARES	December 21, 2015	12.19	16.31	8.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/21/15 TO 04/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 21, 2015.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Discovery Fund, the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) and the Lipper international Multi-Cap Core Funds Index from December 21, 2015 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE SMID Cap Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper international Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE SMID Cap Index captures mid and small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	11.03%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	11.47%

Net Assets as of 4/30/2017 (In Thousands)	$3,688,410

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

The Fund’s security selection in the industrials and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Japan Tobacco Inc., CNOOC Ltd. and Vodafone Group PLC. Shares of Japan Tobacco, a maker of tobacco products, fell amid investor concerns about the company’s domestic sales volume and competition for its next-generation products. Shares of CNOOC, a Chinese offshore petroleum company that was not held in the Benchmark, fell after the company issued a lower-than-expected forecast for production and capital expenditures. Shares of Vodafone, a U.K. telecommunications company, fell after the company reported slower revenue growth, driven by low cost competition in its Indian business.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Samsung Electronics Co., Prudential PLC and Akzo Nobel NV.

Shares of Samsung Electronics, a South Korean consumer electronics manufacturer not held in the Benchmark, rose after the company reported strong earnings growth. Shares of Prudential, a U.K. insurance and financial services company, rose after the company reported better-than-expected results from its U.S. and Asia businesses. Shares of Akzo Nobel, a Dutch paint and coatings manufacturer, rose following news reports that PPG Industries Inc. was seeking to acquire the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co. Ltd., GDR (South Korea)	2.2%
2.	HSBC Holdings plc (United Kingdom)	2.1
3.	Roche Holding AG (Switzerland)	2.1
4.	Prudential plc (United Kingdom)	2.1
5.	Novartis AG (Registered) (Switzerland)	2.0
6.	SAP SE (Germany)	1.9
7.	UBS Group AG (Registered) (Switzerland)	1.8
8.	Vodafone Group plc (United Kingdom)	1.7
9.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.7
10.	Royal Dutch Shell plc, Class A (Netherlands)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.8%
United Kingdom	19.1
France	12.2
Switzerland	10.5
Germany	8.0
Netherlands	5.6
Hong Kong	4.5
China	3.1
South Korea	2.7
Belgium	1.6
Spain	1.2
Taiwan	1.2
Australia	1.2
India	1.1
South Africa	1.1
Denmark	1.0
United States	1.0
Others (each less than 1.0%)	2.0
Short-Term Investment	2.1

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		5.16%	8.78%	3.99%	0.54%
Without Sales Charge		10.99	14.78	5.12	1.08
CLASS C SHARES	January 31, 2003
With CDSC***		9.70	13.22	4.59	0.56
Without CDSC		10.70	14.22	4.59	0.56
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	11.03	15.01	5.37	1.33
CLASS R2 SHARES	November 3, 2008	10.84	14.45	4.85	0.85
CLASS R5 SHARES	May 15, 2006	11.09	15.19	5.57	1.52
CLASS R6 SHARES	November 30, 2010	11.23	15.28	5.63	1.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the

Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	8.87%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	11.47%

Net Assets as of 4/30/2017 (In Thousands)	$175,872

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the banks and insurance sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical sector and its underweight position in the utilities sector, where the Fund had no holdings, were leading positive contributors to relative performance.

By region, the Fund’s underweight positions and security selection in the Pacific and in Japan detracted from relative performance, while the Fund’s holdings in emerging markets, where the Benchmark had no exposure, and its security selection and underweight position in Continental Europe made positive contributions to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Royal Ahold Delhaize NV, Daiwa Securities Group Inc. and Severstal PAO. Shares of Royal Ahold Delhaize, a Netherlands grocery chain, fell after the company reported a decline in earnings. Shares of Daiwa Securities Group, a Japanese financial services company, fell amid investor expectations for low returns in Japanese financial markets. Shares of Severstal, a Russian an iron ore producer and steelmaker, fell amid a decline in global prices for iron ore.

Leading individual contributors to relative performance included the Fund’s underweight position in Toyota Motor Corp. and its overweight positions in Michelin SCA and Samsung Electronics Co. Shares of Toyota, a Japanese automaker, fell amid a slowdown in U.S. auto sales and ongoing litigation related to faulty air bags. Shares of Michelin, a French maker of automotive tires and maps and guides, rose amid investor expectations for increased auto sales. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer not held in the Benchmark, rose after the company reported strong earnings growth.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	GlaxoSmithKline plc (United Kingdom)	3.5%
2.	British American Tobacco plc (United Kingdom)	3.0
3.	Anheuser-Busch InBev SA/NV (Belgium)	3.0
4.	Danske Bank A/S (Denmark)	2.7
5.	HSBC Holdings plc, ADR (United Kingdom)	2.4
6.	WPP plc (United Kingdom)	2.3
7.	Siemens AG (Registered) (Germany)	2.3
8.	Cie Generale des Etablissements Michelin (France)	2.2
9.	Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	2.2
10.	Bridgestone Corp. (Japan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.4%
Germany	12.2
Japan	10.8
Switzerland	7.6
France	7.5
Netherlands	5.7
Russia	4.9
Finland	3.9
Belgium	3.0
Denmark	2.7
South Korea	2.0
Canada	1.9
Czech Republic	1.8
China	1.6
Norway	1.5
New Zealand	1.3
Hong Kong	1.1
Spain	1.0
Others (each less than 1.0%)	3.2
Short-Term Investment	1.9

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge**		2.96%	1.71%	5.29%	3.57%
Without Sales Charge		8.69	7.33	6.43	4.48
CLASS C SHARES	February 28, 2011
With CDSC***		7.42	5.87	5.91	3.95
Without CDSC		8.42	6.87	5.91	3.95
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2011	8.87	7.70	6.74	4.77
CLASS R2 SHARES	February 28, 2011	8.56	7.10	6.16	4.21
CLASS R5 SHARES	February 28, 2011	8.91	7.81	6.90	4.94
CLASS R6 SHARES	January 30, 2015	8.95	7.86	6.91	4.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to April 30, 2017. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Inter-

national Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.51%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	11.47%

Net Assets as of 4/30/2017 (In Thousands)	$2,971,751

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the industrial cyclical and basic industries sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the transportation services and consumer cyclical sector and the banks sector was a leading detractor from relative performance.

The Fund’s regional allocations made positive contributions to relative performance, with the Fund’s security selection in Europe, excluding the U.K., and Japan providing the leading contributions and the Fund’s security selection in the U.K. and emerging markets providing the smallest contribution. The Benchmark had no allocation to emerging markets.

Leading individual contributors to relative performance included the Fund’s overweight positions in DMG Mori Co., Norsk Hydro ASA and Goodman Group. Shares of DMG Mori, a Japanese maker of industrial cutting machine tools that was not held in the Benchmark, rose on investor expectations for increased demand from the robotics sector. Shares of Norsk Hydro, a Norwegian aluminum and renewable energy company, rose on increased aluminum prices and weakness in Norway’s currency. Shares of Goodman Group, an Australian real estate company, rose amid strong tenant demand and the company’s reduced debt obligations.

Leading individual detractors from relative performance included the Fund’s overweight positions in Orix Corp. and Yamato Holdings Co. and its underweight position in LMH Moet Hennessy Louis Vuitton SE. Shares of Orix, a Japanese financial services company, fell amid a slowdown in the company’s growth. Shares of Yamato Holdings, a Japanese parcel delivery and logistics company, fell after the company reported lower-than-expected earnings and higher-than-expected costs. Shares of LVMH Moet Hennessy, a luxury goods manufacturer that was not held in the Fund, rose on increased sales and improved consumer sentiment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.6%
2.	Roche Holding AG (Switzerland)	2.4
3.	British American Tobacco plc (United Kingdom)	2.2
4.	Siemens AG (Registered) (Germany)	2.1
5.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.7
6.	ING Groep NV (Netherlands)	1.7
7.	TOTAL SA (France)	1.7
8.	BNP Paribas SA (France)	1.7
9.	Unilever NV, CVA (United Kingdom)	1.6
10.	Anheuser-Busch InBev SA/NV (Belgium)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.6%
United Kingdom	16.5
France	13.9
Germany	9.0
Netherlands	6.9
Switzerland	5.3
Australia	3.8
China	2.8
Italy	2.4
Denmark	2.4
Finland	2.2
Spain	1.6
Belgium	1.6
India	1.5
United States	1.4
Norway	1.4
Sweden	1.3
Chile	1.1
Short-Term Investment	1.3

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		6.63%	5.61%	4.45%	0.09%
Without Sales Charge		12.51	11.46	5.58	0.64
CLASS C SHARES	July 31, 2007
With CDSC***		11.21	9.88	5.03	0.12
Without CDSC		12.21	10.88	5.03	0.12
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	12.52	11.65	5.85	0.88
CLASS R6 SHARES	November 30, 2010	12.74	12.02	6.16	1.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the

Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	12.66%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	11.47%

Net Assets as of 4/30/2017 (In Thousands)	$1,715,944

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the industrial cyclical and banks sectors was a leading positive contributor to relative performance. The Fund’s security selection in the automobiles sector and overweight position in the telecommunications sector were leading detractors from relative performance.

Each of the Fund’s regional allocations made a positive contribution to relative performance. The Fund’s security selection in Europe, excluding the U.K., was a leading contributor to relative performance, while the Fund’s security selection in the Pacific, excluding Japan, was the smallest contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.6%
2.	Roche Holding AG (Switzerland)	1.9
3.	British American Tobacco plc (United Kingdom)	1.6
4.	Siemens AG (Registered) (Germany)	1.4
5.	Bayer AG (Registered) (Germany)	1.4
6.	SAP SE (Germany)	1.2
7.	HSBC Holdings plc (United Kingdom)	1.2
8.	Toyota Motor Corp. (Japan)	1.2
9.	Commonwealth Bank of Australia (Australia)	1.2
10.	Anheuser-Busch InBev SA/NV (Belgium)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.4%
United Kingdom	15.7
Germany	10.9
France	10.1
Switzerland	9.7
Australia	6.6
Netherlands	5.2
Italy	3.1
Hong Kong	2.6
Spain	2.4
Finland	2.0
Belgium	1.2
United States	1.1
Denmark	1.1
Others (each less than 1.0%)	4.7
Short-Term Investment	2.2

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge**		6.59%	7.38%	5.90%	(0.09)%
Without Sales Charge		12.49	13.30	7.05	0.45
CLASS C SHARES	November 4, 1997
With CDSC***		11.20	11.66	6.48	(0.18)
Without CDSC		12.20	12.66	6.48	(0.18)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	October 28, 1992	12.66	13.60	7.33	0.70
CLASS R2 SHARES	November 3, 2008	12.40	12.99	6.79	0.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 to 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class I Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	11.76%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	10.37%

Net Assets as of 4/30/2017 (In Thousands)	$174,359

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the consumer discretionary and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and telecommunication services sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the Pacific, excluding Japan, and in North America was a leading detractor from relative performance.

Leading individual contributors to the relative performance included the Fund’s overweight positions in Altice NV, Actelion Ltd. and Wartsila Oyj. Shares of Altice, a Dutch telecommunications and media company, rose on news reports that it would sell a minority interest in its U.S. operations through an initial public offering. Shares of Actelion, a Swiss drug maker, rose on news reports of a $30 billion takeover offer by Johnson & Johnson. Shares of Wartsila, a Finnish maker of engines and generators, rose after the company won several large contracts for supply and maintenance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Teva Pharmaceutical Industries Ltd., CNOOC Ltd and Alimentation Couche-Tard Inc. Shares of Teva Pharmaceutical, an Israel-based maker of generic and specialty drugs, fell amid investor concerns about the company’s patent on a key drug and general concerns about pricing pressure on generic drugs. Shares of CNOOC, a Chinese offshore petroleum company, fell after the company reported a decline in earnings and revenue. Shares of Alimentation Couche-Tard, a Canadian operator of convenience stores, rose after the company reported growth in sales and earnings.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Altice NV, Class A (Netherlands)	4.1%
2.	British American Tobacco plc (United Kingdom)	3.5
3.	Continental AG (Germany)	2.8
4.	Nokia OYJ (Finland)	2.7
5.	Banco Bilbao Vizcaya Argentaria SA (Spain)	2.7
6.	Samsung Electronics Co. Ltd., GDR (South Korea)	2.6
7.	NN Group NV (Netherlands)	2.6
8.	Vodafone Group plc (United Kingdom)	2.6
9.	CNOOC Ltd. (China)	2.6
10.	LafargeHolcim Ltd. (Registered) (Switzerland)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	18.4%
Netherlands	10.8
Japan	10.2
China	7.8
Switzerland	7.8
South Korea	6.4
Hong Kong	5.9
Finland	4.8
Germany	4.6
Canada	4.0
Spain	2.7
India	2.3
Belgium	2.0
Israel	2.0
Denmark	1.6
Macau	1.5
Italy	1.5
South Africa	1.3
United States	1.2
Short-Term Investment	3.2

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		5.66%	7.49%	1.45%	5.38%	7.34%
Without Sales Charge		11.54	13.45	3.29	6.52	8.41
CLASS C SHARES	November 30, 2011
With CDSC***		10.29	11.95	2.78	6.00	7.87
Without CDSC		11.29	12.95	2.78	6.00	7.87
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2011	11.76	13.85	3.63	6.84	8.73
CLASS R2 SHARES	November 30, 2011	11.43	13.20	3.04	6.26	8.14
CLASS R5 SHARES	November 30, 2011	11.81	13.96	3.76	7.00	8.90
CLASS R6 SHARES	November 30, 2011	11.80	14.02	3.81	7.06	8.96

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)[1]*	12.89%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	12.53%

Net Assets as of 4/30/2017 (In Thousands)	$824,857

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the insurance and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and health care sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Japan, Europe and the U.K. was a leading contributor to relative performance, while the Fund’s underweight allocation to the Pacific, excluding Japan, and its security selection in emerging markets and North America were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prudential PLC and Bankia SA and its underweight position in Toyota Motor Corp.

Shares of Prudential, a U.K. insurance and financial services company that was not held in the Benchmark, rose after the company’s chief executive said there were “significant” growth opportunities for the company’s business abroad. Shares of Bankia, a Spanish financial services company, rose on better-than-expected earnings. Shares of Toyota, a Japanese automaker, fell amid a slowdown in U.S. auto sales and ongoing litigation related to faulty air bags.

Leading individual detractors from relative performance included the Fund’s overweight positions in Teva Pharmaceutical Industries Ltd., Daikin Industries Ltd. and CNOOC Ltd. Shares of Teva Pharmaceuticals, an Israeli maker of generic and specialty drugs, fell amid investor concerns about the company’s patent on a key drug and general concerns about pricing pressure on generic drugs. Shares of Daikin Industries, a maker of air conditioning systems that was not held in the Benchmark, fell after the company reported a decline in revenue. Shares of CNOOC, a Chinese offshore petroleum company that was not held in the Benchmark, fell after the company reported a decline in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.9%
2.	TOTAL SA (France)	3.4
3.	Siemens AG (Registered) (Germany)	2.8
4.	Australia & New Zealand Banking Group Ltd. (Australia)	2.8
5.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.8
6.	BNP Paribas SA (France)	2.2
7.	AXA SA (France)	2.2
8.	ING Groep NV (Netherlands)	2.0
9.	Zurich Insurance Group AG (Switzerland)	1.9
10.	Rio Tinto plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.7%
France	15.9
United Kingdom	10.1
Germany	8.4
Netherlands	7.7
Switzerland	4.5
Australia	3.9
Italy	3.3
Spain	3.0
Belgium	2.2
Sweden	1.8
United States	1.5
Hong Kong	1.3
Israel	1.3
Singapore	1.2
Austria	1.1
South Korea	1.1
Canada	1.0
Norway	1.0
Finland	1.0
Luxembourg	1.0
Others (each less than 1.0%)	2.3
Short-Term Investment	2.7

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		6.73%	7.56%	3.39%	(0.99)%
Without Sales Charge		12.66	13.50	4.51	(0.46)
CLASS C SHARES	July 11, 2006
With CDSC***		11.35	11.82	4.00	(0.95)
Without CDSC		12.35	12.82	4.00	(0.95)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	12.75	13.75	4.80	(0.20)
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 4, 1993	12.89	13.89	4.95	(0.05)
CLASS R2 SHARES	November 3, 2008	12.48	13.14	4.25	(0.68)
CLASS R5 SHARES	September 9, 2016	12.80	13.89	4.95	(0.05)
CLASS R6 SHARES	November 30, 2010	12.90	14.08	5.07	0.03

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	11.08%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	11.47%

Net Assets as of 4/30/2017 (In Thousands)	$2,922,753

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth, value and quality characteristics) would be the primary drivers of returns.

The Fund’s security selection in the consumer discretionary and telecommunication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and health care sectors was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. The Fund held a range of 150 to 250 securities. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Roche Holding AG (Switzerland)	1.8%
2.	Unilever NV, CVA (United Kingdom)	1.5
3.	Nestle SA (Registered) (Switzerland)	1.5
4.	British American Tobacco plc (United Kingdom)	1.4
5.	Siemens AG (Registered) (Germany)	1.2
6.	Sanofi (France)	1.2
7.	Bayer AG (Registered) (Germany)	1.0
8.	BHP Billiton Ltd. (Australia)	1.0
9.	ING Groep NV (Netherlands)	1.0
10.	Banco Santander SA (Spain)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.6%
United Kingdom	16.0
Switzerland	11.3
France	10.2
Germany	7.4
Australia	6.9
Netherlands	3.2
Denmark	3.0
Spain	2.9
Sweden	2.8
Hong Kong	2.3
Italy	1.1
Norway	1.1
United States	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	2.6

***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		5.26%	6.85%	5.34%	(0.30)%
Without Sales Charge		11.08	12.79	6.49	0.24
CLASS C SHARES	February 28, 2006
With CDSC***		9.83	11.28	5.96	(0.26)
Without CDSC		10.83	12.28	5.96	(0.26)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2006	11.33	13.21	6.80	0.51
CLASS R2 SHARES	November 3, 2008	10.99	12.53	6.22	0.02
CLASS R6 SHARES	May 29, 2015	11.39	13.42	7.03	0.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07/ TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Brazil — 7.7%
1,984	Banco Bradesco SA, ADR (a)	20,930
2,275	Banco do Brasil SA (a)	23,496
1,278	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (a)	11,759
249	Cia de Saneamento de Minas Gerais-COPASA (a)	2,820
766	Cosan SA Industria e Comercio	8,901
1,773	EDP — Energias do Brasil SA (a)	7,534
2,839	Itau Unibanco Holding SA, ADR	34,917
307	M Dias Branco SA (a)	4,721
2,270	MRV Engenharia e Participacoes SA	11,345
763	Qualicorp SA	5,408
782	Transmissora Alianca de Energia Eletrica SA	5,783
908	Vale SA, ADR (a)	7,792

		145,406

	China — 21.8%
1,582	AAC Technologies Holdings, Inc.	23,191
261	Alibaba Group Holding Ltd., ADR (a)	30,095
4,921	Anhui Conch Cement Co. Ltd., Class H	17,209
54,916	Bank of China Ltd., Class H	26,564
6,007	BYD Electronic International Co. Ltd.	9,168
9,726	China CITIC Bank Corp. Ltd., Class H	6,157
34,451	China Construction Bank Corp., Class H	27,963
6,498	China Lesso Group Holdings Ltd.	5,174
4,600	China Mengniu Dairy Co. Ltd.	8,887
7,860	China Merchants Bank Co. Ltd., Class H	20,365
3,092	China Overseas Land & Investment Ltd.	8,969
17,654	China Power International Development Ltd.	6,577
479	Chlitina Holding Ltd.	2,299
3,812	COSCO SHIPPING Ports Ltd.	4,173
9,925	Geely Automobile Holdings Ltd.	13,372
5,646	Guangzhou Automobile Group Co. Ltd., Class H	8,774
15,346	Huadian Power International Corp. Ltd., Class H	6,465
15,510	Huaneng Power International, Inc., Class H	10,691
63,095	Industrial & Commercial Bank of China Ltd., Class H	41,129
107	NetEase, Inc., ADR	28,374
11,070	PICC Property & Casualty Co. Ltd., Class H	17,795
3,280	Ping An Insurance Group Co. of China Ltd., Class H	18,438
5,888	Shenzhen Expressway Co. Ltd., Class H	5,362
3,027	Sinopharm Group Co. Ltd., Class H	13,567
1,034	Tencent Holdings Ltd.	32,386
2,996	TravelSky Technology Ltd., Class H	7,886
11,252	Xinyi Solar Holdings Ltd. (a)	3,512
4,944	Zhejiang Expressway Co. Ltd., Class H	6,150

		410,692

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 2.7%
4,387	China High Speed Transmission Equipment Group Co. Ltd.	4,261
1,628	Haier Electronics Group Co. Ltd.	3,775
2,198	Kingboard Chemical Holdings Ltd.	7,916
2,759	Kingboard Laminates Holdings Ltd.	3,325
6,136	Lee & Man Paper Manufacturing Ltd.	4,805
4,680	Nine Dragons Paper Holdings Ltd.	5,047
19,207	WH Group Ltd. (e)	17,136
6,160	Xinyi Glass Holdings Ltd. (a)	5,459

		51,724

	Hungary — 1.5%
127	MOL Hungarian Oil & Gas plc	9,550
644	OTP Bank plc	18,119

		27,669

	India — 3.1%
1,782	Apollo Tyres Ltd.	6,758
921	Bharat Petroleum Corp. Ltd.	10,298
1,127	Hindustan Petroleum Corp. Ltd.	9,395
7,703	Oil & Natural Gas Corp. Ltd.	22,319
2,937	Rural Electrification Corp. Ltd.	9,241

		58,011

	Indonesia — 0.7%
14,292	Bank Rakyat Indonesia Persero Tbk. PT	13,805

	Malaysia — 1.3%
13,704	AirAsia Bhd.	10,570
4,031	Tenaga Nasional Bhd.	12,940

		23,510

	Mexico — 0.6%
3,736	Grupo Mexico SAB de CV, Series B	10,989

	Panama — 1.4%
228	Copa Holdings SA, Class A	26,498

	Poland — 2.5%
344	KGHM Polska Miedz SA	10,911
971	Polski Koncern Naftowy ORLEN SA	29,030
4,582	Polskie Gornictwo Naftowe i Gazownictwo SA	7,813

		47,754

	Qatar — 0.5%
223	Qatar National Bank QPSC	8,821

	Russia — 8.0%
8,222	Alrosa PJSC	14,174
297	LUKOIL PJSC, ADR	14,738
11,250	Magnitogorsk Iron & Steel OJSC	6,697

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Russia — continued
1,163	MMC Norilsk Nickel PJSC, ADR	17,869
1,450	Mobile TeleSystems PJSC, ADR	14,965
3,187	Moscow Exchange MICEX-RTS PJSC	6,445
180	Ros Agro plc, GDR	2,211
2,530	Rosneft Oil Co. PJSC, GDR	13,996
344,413	RusHydro PJSC	5,416
1,449	Sberbank of Russia PJSC, ADR	17,280
361	Sberbank of Russia PJSC, ADR	4,288
978	Severstal PJSC, GDR	13,356
157	Tatneft PJSC, ADR	6,163
150	Tatneft PJSC, ADR	5,898
163	X5 Retail Group NV, GDR (a)	5,750

		149,246

	South Africa — 2.5%
648	Barloworld Ltd.	5,839
404	Imperial Holdings Ltd.	5,111
672	Nedbank Group Ltd.	11,326
514	Sappi Ltd.	3,820
1,923	Standard Bank Group Ltd.	21,351

		47,447

	South Korea — 16.9%
696	Hana Financial Group, Inc.	23,914
103	Hyosung Corp.	13,013
254	Hyundai Engineering & Construction Co. Ltd.	10,814
262	Hyundai Marine & Fire Insurance Co. Ltd.	8,450
66	Hyundai Mobis Co. Ltd.	12,858
512	Korea Electric Power Corp.	20,409
27	KT Corp.	751
175	KT&G Corp.	15,583
454	LG Uplus Corp.	5,764
42	Mando Corp.	8,579
70	NCSoft Corp.	22,067
310	Partron Co. Ltd.	2,963
90	POSCO	21,255
22	Samsung Electronics Co. Ltd.	42,569
411	Shinhan Financial Group Co. Ltd.	17,139
490	SK Hynix, Inc.	23,203
148	SK Innovation Co. Ltd.	22,234
34	SK Materials Co. Ltd.	5,331
191	S-Oil Corp.	16,706
1,859	Woori Bank	24,370

		317,972

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — 14.0%
5,653	Accton Technology Corp.	12,823
37,792	CTBC Financial Holding Co. Ltd.	23,600
1,921	Elite Material Co. Ltd.	7,662
2,703	FLEXium Interconnect, Inc. (a)	10,032
12,721	Fubon Financial Holding Co. Ltd.	19,914
1,687	General Interface Solution Holding Ltd.	9,406
665	Grape King Bio Ltd.	4,284
7,991	Hon Hai Precision Industry Co. Ltd.	26,154
7,938	King Yuan Electronics Co. Ltd. (a)	7,166
148	Largan Precision Co. Ltd.	24,578
2,051	Merry Electronics Co. Ltd.	12,141
7,104	Micro-Star International Co. Ltd.	14,229
3,497	Pegatron Corp.	10,299
3,549	Powertech Technology, Inc.	11,134
1,468	Realtek Semiconductor Corp.	4,964
369	Silicon Motion Technology Corp., ADR	17,923
266	St Shine Optical Co. Ltd.	5,149
593	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	19,619
2,515	Tong Yang Industry Co. Ltd.	4,268
1,690	Wistron NeWeb Corp.	4,848
22,560	Yuanta Financial Holding Co. Ltd.	9,646
1,900	Zhen Ding Technology Holding Ltd.	4,443

		264,282

	Thailand — 4.6%
11,586	Charoen Pokphand Foods PCL, NVDR	8,949
3,512	Kiatnakin Bank PCL, NVDR	6,921
34,101	Krung Thai Bank PCL, NVDR	19,497
1,781	PTT PCL, NVDR	19,989
19,213	Star Petroleum Refining PCL, NVDR	7,324
3,487	Thai Oil PCL, NVDR	7,857
6,681	Thanachart Capital PCL, NVDR	9,118
3,005	Tisco Financial Group PCL, NVDR	6,620

		86,275

	Turkey — 4.3%
6,367	Akbank TAS	17,042
18,162	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	15,079
5,476	Eregli Demir ve Celik Fabrikalari TAS	10,031
940	KOC Holding A/S	4,418
3,513	Tekfen Holding A/S	9,054
253	Tupras Turkiye Petrol Rafinerileri A/S	6,376
4,207	Turkiye Halk Bankasi A/S	13,949
3,687	Turkiye Sise ve Cam Fabrikalari A/S	4,628

		80,577

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Arab Emirates — 1.2%
9,836	Aldar Properties PJSC	5,726
8,804	Emaar Properties PJSC	17,192

		22,918

	Vietnam — 0.3%
4,185	Hoa Phat Group JSC	5,407

	Total Common Stocks (Cost $1,560,658)	1,799,003

Preferred Stocks — 2.3%
	Brazil — 1.7%
644	Braskem SA (Preference), Class A	6,918
2,586	Cia de Saneamento do Parana (Preference)	8,311
2,824	Cia Energetica de Minas Gerais (Preference)	7,866
5,510	Metalurgica Gerdau SA (Preference)	7,933

		31,028

	Russia — 0.6%
22,079	Surgutneftegas OJSC (Preference)	11,831

	Total Preferred Stocks (Cost $46,046)	42,859

Short-Term Investment — 1.7%
	Investment Company — 1.7%
32,084	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $32,084)	32,084

	Total Investments — 99.6% (Cost $1,638,788)	1,873,946
	Other Assets in Excess of Liabilities — 0.4%	7,880

	NET ASSETS — 100.0%	$1,881,826

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	24.5%
Oil, Gas & Consumable Fuels	12.3
Electronic Equipment, Instruments & Components	7.0
Metals & Mining	6.7
Internet Software & Services	4.8
Semiconductors & Semiconductor Equipment	4.7
Technology Hardware, Storage & Peripherals	3.6
Electric Utilities	3.2
Insurance	2.4
Food Products	2.2
Auto Components	2.0
Airlines	2.0
Real Estate Management & Development	1.7
Diversified Financial Services	1.6
Communications Equipment	1.4
Chemicals	1.3
Independent Power & Renewable Electricity Producers	1.3
Water Utilities	1.2
Automobiles	1.2
Software	1.2
Construction & Engineering	1.1
Health Care Providers & Services	1.0
Others (each less than 1.0%)	9.9
Short-Term Investment	1.7

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
154	Mini MSCI Emerging Markets Mini Index	06/16/17	USD	$7,538	$42

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Argentina — 1.7%
257	MercadoLibre, Inc.	58,887

	Australia — 0.6%
4,119	Oil Search Ltd.	22,225

	Brazil — 9.5%
6,193	Ambev SA, ADR	35,487
3,895	BB Seguridade Participacoes SA	36,568
5,596	CCR SA	31,100
3,273	Cielo SA	24,853
3,647	Itau Unibanco Holding SA, ADR	44,857
4,759	Kroton Educacional SA	22,519
5,578	Lojas Renner SA	51,841
846	Marcopolo SA (a)	554
1,313	Raia Drogasil SA (a)	27,793
2,258	Ultrapar Participacoes SA	50,447
2,451	WEG SA	13,653

		339,672

	China — 18.5%
3,047	AAC Technologies Holdings, Inc.	44,659
1,242	Alibaba Group Holding Ltd., ADR (a)	143,431
150	Baidu, Inc., ADR (a)	27,098
5,271	CNOOC Ltd.	6,145
2,222	JD.com, Inc., ADR (a)	77,936
11,165	Ping An Insurance Group Co. of China Ltd., Class H	62,770
4,527	Shenzhou International Group Holdings Ltd.	29,787
7,358	Tencent Holdings Ltd.	230,541
2,710	Vipshop Holdings Ltd., ADR (a)	37,591

		659,958

	Cyprus — 0.3%
1,207	Globaltrans Investment plc, GDR	9,140

	Egypt — 0.7%
5,592	Commercial International Bank Egypt SAE, GDR	23,906

	Hong Kong — 6.6%
19,196	AIA Group Ltd.	132,864
517	Jardine Matheson Holdings Ltd.	33,277
8,783	Sands China Ltd.	39,780
7,133	Techtronic Industries Co. Ltd.	30,603

		236,524

	India — 18.6%
1,756	Asian Paints Ltd.	30,610
2,198	HDFC Bank Ltd.	53,697
903	HDFC Bank Ltd., ADR	71,917
5,303	Housing Development Finance Corp. Ltd.	126,621

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — continued
2,002	IndusInd Bank Ltd.	44,956
2,686	Infosys Ltd., ADR	39,112
15,007	ITC Ltd.	64,796
2,407	Kotak Mahindra Bank Ltd.	33,742
1,676	Lupin Ltd.	34,832
2,334	Tata Consultancy Services Ltd.	82,417
754	Tata Motors Ltd., ADR	26,879
801	UltraTech Cement Ltd.	52,904

		662,483

	Indonesia — 3.2%
71,609	Astra International Tbk. PT	47,992
31,120	Bank Central Asia Tbk. PT	41,388
23,468	Bank Rakyat Indonesia Persero Tbk. PT	22,667

		112,047

	Mexico — 2.6%
9,980	Becle SAB de CV (a)	16,699
9,928	Grupo Financiero Banorte SAB de CV, Class O	57,458
3,708	Infraestructura Energetica Nova SAB de CV	17,323

		91,480

	Panama — 1.3%
406	Copa Holdings SA, Class A	47,278

	Peru — 1.2%
278	Credicorp Ltd.	42,716

	Russia — 4.1%
412	LUKOIL PJSC, ADR	20,448
408	Magnit PJSC	62,916
181	Magnit PJSC, GDR	6,328
19,497	Sberbank of Russia PJSC	56,630

		146,322

	South Africa — 11.1%
1,755	Aspen Pharmacare Holdings Ltd.	36,393
4,360	Bid Corp. Ltd.	92,360
3,907	Bidvest Group Ltd. (The)	46,629
331	Capitec Bank Holdings Ltd.	18,897
9,183	FirstRand Ltd.	34,259
1,738	Mr Price Group Ltd.	20,435
3,174	Remgro Ltd.	52,691
9,054	Sanlam Ltd.	48,083
8,592	Woolworths Holdings Ltd.	46,574

		396,321

	South Korea — 5.1%
164	Hyundai Motor Co.	20,702
127	Netmarble Games Corp. (a) (e)	17,540

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — continued
194	Samsung Biologics Co. Ltd. (a)	29,764
58	Samsung Electronics Co. Ltd.	113,225

		181,231

	Taiwan — 7.7%
5,115	Delta Electronics, Inc.	28,790
1,732	Eclat Textile Co. Ltd.	18,943
239	Largan Precision Co. Ltd.	39,691
5,095	President Chain Store Corp.	44,338
4,294	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	142,012

		273,774

	Thailand — 0.8%
5,060	Kasikornbank PCL, NVDR	27,038

	Turkey — 0.3%
1,022	Ford Otomotiv Sanayi A/S	11,363

	United States — 2.7%
493	EPAM Systems, Inc. (a)	37,986
443	Luxoft Holding, Inc. (a)	27,298
947	Yum China Holdings, Inc. (a)	32,326

		97,610

	Total Common Stocks (Cost $2,724,226)	3,439,975

Preferred Stocks — 0.5%
	Brazil — 0.5%
1,178	Itau Unibanco Holding SA (Preference)	14,561
6,706	Marcopolo SA (Preference)	5,049

	Total Preferred Stocks (Cost $18,886)	19,610

Structured Instrument — 0.9%
	China — 0.9%
	Low Exercise Cash Settled Call Warrant — 0.9%
4,302	Hangzhou Robam Appliances Co. Ltd., expiring 10/27/17 (Strike Price $0.00) (issued through UBS AG) (a) (Cost $23,518)	33,989

NUMBER OF WARRANTS
Warrants — 0.7%
	United States — 0.7%
1,278	Almarai Co., expiring 07/24/17 (Strike Price $1.00) (a) (Cost $17,678)	24,753

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
45,041	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $45,041)	45,041

	Total Investments — 100.0% (Cost $2,829,349)	3,563,368
	Liabilities in Excess of Other Assets — 0.0% (g)	(1,151)

	NET ASSETS — 100.0%	$3,562,217

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.5%
Internet Software & Services	12.9
Insurance	7.9
Food & Staples Retailing	7.3
IT Services	5.9
Semiconductors & Semiconductor Equipment	4.0
Thrifts & Mortgage Finance	3.5
Internet & Direct Marketing Retail	3.2
Technology Hardware, Storage & Peripherals	3.2
Electronic Equipment, Instruments & Components	3.2
Automobiles	3.0
Oil, Gas & Consumable Fuels	2.8
Multiline Retail	2.8
Diversified Financial Services	2.4
Industrial Conglomerates	2.2
Hotels, Restaurants & Leisure	2.0
Pharmaceuticals	2.0
Tobacco	1.8
Construction Materials	1.5
Beverages	1.5
Textiles, Apparel & Luxury Goods	1.4
Airlines	1.3
Capital Markets	1.0
Others (each less than 1.0%)	6.4
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Brazil — 7.3%
74	Ambev SA, ADR	423
43	BB Seguridade Participacoes SA	399
24	Engie Brasil Energia SA	260
4	Smiles SA	94

		1,176

	Chile — 2.9%
20	Banco Santander Chile, ADR	470

	China — 13.0%
41	China Mobile Ltd.	431
214	China Resources Power Holdings Co. Ltd.	385
204	CNOOC Ltd.	238
132	Fuyao Glass Industry Group Co. Ltd., Class A	431
16	Fuyao Glass Industry Group Co. Ltd., Class H (e)	58
192	Lenovo Group Ltd.	123
52	Midea Group Co. Ltd., Class A	255
56	Zhengzhou Yutong Bus Co. Ltd., Class A	164

		2,085

	Czech Republic — 3.0%
9	Komercni banka A/S	349
40	Moneta Money Bank A/S (e)	130

		479

	Hong Kong — 5.9%
14	Hang Seng Bank Ltd.	292
231	HKT Trust & HKT Ltd.	295
62	Sands China Ltd.	282
6	VTech Holdings Ltd.	75

		944

	Hungary — 1.7%
10	OTP Bank plc	272

	Indonesia — 2.1%
1,002	Telekomunikasi Indonesia Persero Tbk. PT	331

	Mexico — 6.2%
71	Bolsa Mexicana de Valores SAB de CV (a)	123
137	Fibra Uno Administracion SA de CV	239
221	Kimberly-Clark de Mexico SAB de CV, Class A	472
74	Wal-Mart de Mexico SAB de CV	168

		1,002

	Russia — 7.3%
5	LUKOIL PJSC, ADR	236
6	MegaFon PJSC, GDR	61
9	MMC Norilsk Nickel PJSC, ADR	131
7	Mobile TeleSystems PJSC, ADR	77

SHARES		SECURITY DESCRIPTION	VALUE($)

		Russia — continued
214		Moscow Exchange MICEX-RTS PJSC	433
9		PhosAgro PJSC, GDR	128
8		Severstal PJSC, GDR	108

			1,174

		South Africa — 12.1%
46		AVI Ltd.	339
26		Barclays Africa Group Ltd.	283
9		Bid Corp. Ltd.	196
97		FirstRand Ltd.	361
118		MMI Holdings Ltd.	205
25		Vodacom Group Ltd.	278
52		Woolworths Holdings Ltd.	280

			1,942

		South Korea — 6.5%
3		Kangwon Land, Inc.	103
4		KT&G Corp.	345
—	(h)	Samsung Electronics Co. Ltd.	400
9		SK Telecom Co. Ltd., ADR	203

			1,051

		Taiwan — 19.2%
23		Asustek Computer, Inc.	230
41		Chicony Electronics Co. Ltd.	108
42		Delta Electronics, Inc.	235
44		Far EasTone Telecommunications Co. Ltd.	108
35		MediaTek, Inc.	252
102		Mega Financial Holding Co. Ltd.	82
53		Novatek Microelectronics Corp.	204
32		President Chain Store Corp.	278
96		Quanta Computer, Inc.	199
97		Taiwan Mobile Co. Ltd.	358
24		Taiwan Semiconductor Manufacturing Co. Ltd., ADR	802
122		Vanguard International Semiconductor Corp.	233

			3,089

		Thailand — 4.2%
21		Siam Cement PCL (The) (Registered)	327
13		Siam Commercial Bank PCL (The)	60
38		Siam Commercial Bank PCL (The), NVDR	169
36		Thai Oil PCL	81
19		Thai Oil PCL, NVDR	43

			680

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — 3.3%
8	Ford Otomotiv Sanayi A/S	88
32	Tofas Turk Otomobil Fabrikasi A/S	265
7	Tupras Turkiye Petrol Rafinerileri A/S	183

		536

	United Arab Emirates — 1.5%
82	National Bank of Abu Dhabi PJSC	245

	Total Common Stocks (Cost $14,489)	15,476

Structured Instrument — 0.9%
29	Midea Group Co. Ltd., expiring 10/13/2017 (issued through BNP Paribas) (a) (Cost $115)	141

NUMBER OF WARRANTS
Warrant — 1.4%
	United States — 1.4%
13	Al Rajhi Bank, expiring 01/22/18 (Strike Price $ 1.00) (a) (Cost $207)	225

SHARES
Short-Term Investment — 0.1%
	Investment Company — 0.1%
24	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $24)	24

	Total Investments — 98.6% (Cost $14,835)	15,866
	Other Assets in Excess of Liabilities — 1.4%	221

	NET ASSETS — 100.0%	$16,087

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.1%
Wireless Telecommunication Services	9.5
Semiconductors & Semiconductor Equipment	9.4
Technology Hardware, Storage & Peripherals	6.7
Oil, Gas & Consumable Fuels	4.9
Independent Power & Renewable Electricity Producers	4.1
Food & Staples Retailing	4.0
Diversified Telecommunication Services	3.9
Insurance	3.8
Capital Markets	3.5
Auto Components	3.1
Household Products	3.0
Beverages	2.7
Hotels, Restaurants & Leisure	2.4
Diversified Financial Services	2.3
Automobiles	2.2
Tobacco	2.2
Food Products	2.1
Construction Materials	2.1
Multiline Retail	1.8
Household Durables	1.6
Metals & Mining	1.5
Equity Real Estate Investment Trusts (REITs)	1.5
Electronic Equipment, Instruments & Components	1.5
Machinery	1.0
Others (each less than 1.0%)	1.9
Short-Term Investment	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Australia — 2.6%
119	AGL Energy Ltd.	2,388
987	Alumina Ltd.	1,355
299	Amcor Ltd.	3,515
531	AMP Ltd.	2,128
306	APA Group	2,099
60	Aristocrat Leisure Ltd.	887
19	ASX Ltd.	702
637	Aurizon Holdings Ltd.	2,457
683	Australia & New Zealand Banking Group Ltd.	16,722
61	Bendigo & Adelaide Bank Ltd.	563
649	BHP Billiton Ltd.	11,551
131	BHP Billiton plc	1,993
237	Boral Ltd.	1,093
297	Brambles Ltd.	2,301
71	Caltex Australia Ltd.	1,581
71	Challenger Ltd.	701
209	Coca-Cola Amatil Ltd.	1,464
19	Cochlear Ltd.	1,945
349	Commonwealth Bank of Australia	22,811
166	Computershare Ltd.	1,835
23	Crown Resorts Ltd.	217
92	CSL Ltd.	9,102
341	Dexus Property Group	2,606
266	DUET Group	601
127	Fortescue Metals Group Ltd.	504
449	Goodman Group	2,727
211	GPT Group (The)	831
184	Incitec Pivot Ltd.	522
352	Insurance Australia Group Ltd.	1,636
175	LendLease Group	2,102
72	Macquarie Group Ltd.	5,013
487	Medibank Pvt Ltd.	1,059
1,368	Mirvac Group	2,324
521	National Australia Bank Ltd.	13,229
148	Newcrest Mining Ltd.	2,375
339	Oil Search Ltd.	1,829
112	Orica Ltd.	1,555
267	Origin Energy Ltd.	1,439
341	Qantas Airways Ltd.	1,082
357	QBE Insurance Group Ltd.	3,427
40	Ramsay Health Care Ltd.	2,168
25	REA Group Ltd.	1,131
317	Santos Ltd. (a)	822
958	Scentre Group	3,090
15	SEEK Ltd.	186

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
44		Sonic Healthcare Ltd.	733
1,438		South32 Ltd.	2,980
490		Stockland	1,779
338		Suncorp Group Ltd.	3,486
319		Sydney Airport	1,648
341		Tabcorp Holdings Ltd.	1,211
166		Tatts Group Ltd.	533
869		Telstra Corp. Ltd.	2,746
131		TPG Telecom Ltd.	578
499		Transurban Group	4,558
110		Treasury Wine Estates Ltd.	985
1,285		Vicinity Centres	2,769
215		Wesfarmers Ltd.	6,914
342		Westfield Corp.	2,326
675		Westpac Banking Corp.	17,694
156		Woodside Petroleum Ltd.	3,763
293		Woolworths Ltd.	5,888

			202,259

		Austria — 0.1%
317		Erste Group Bank AG (a)	11,337
—	(h)	Telekom Austria AG (a)	—	(h)

			11,337

		Belgium — 0.5%
207		Anheuser-Busch InBev SA/NV	23,305
166		KBC Group NV	11,993

			35,298

		Bermuda — 0.1%
90		Marvell Technology Group Ltd.	1,349
91		XL Group Ltd.	3,789

			5,138

		Canada — 3.4%
52		Agnico Eagle Mines Ltd.	2,489
33		Agrium, Inc.	3,056
104		Alimentation Couche-Tard, Inc., Class B	4,792
85		ARC Resources Ltd.	1,110
155		Bank of Montreal	10,971
280		Bank of Nova Scotia (The)	15,583
275		Barrick Gold Corp.	4,605
36		BCE, Inc.	1,655
221		Brookfield Asset Management, Inc., Class A	8,162
98		Canadian Imperial Bank of Commerce	7,914
188		Canadian National Railway Co.	13,569
270		Canadian Natural Resources Ltd.	8,608

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Canada — continued
98	Canadian Pacific Railway Ltd.	15,045
17	Canadian Tire Corp. Ltd., Class A	2,097
209	Cenovus Energy, Inc.	2,083
55	CGI Group, Inc., Class A (a)	2,643
5	Constellation Software, Inc.	2,153
126	Crescent Point Energy Corp.	1,243
29	Dollarama, Inc.	2,514
194	Enbridge, Inc.	8,042
211	Encana Corp.	2,261
6	Fairfax Financial Holdings Ltd.	2,525
69	Fortis, Inc.	2,246
43	Franco-Nevada Corp.	2,896
57	Gildan Activewear, Inc.	1,594
198	Goldcorp, Inc.	2,756
73	Great-West Lifeco, Inc.	1,969
73	Imperial Oil Ltd.	2,133
32	Intact Financial Corp.	2,218
84	Inter Pipeline Ltd.	1,705
294	Kinross Gold Corp. (a)	1,023
56	Loblaw Cos. Ltd.	3,140
98	Magna International, Inc.	4,106
486	Manulife Financial Corp.	8,521
59	Metro, Inc.	2,034
82	National Bank of Canada	3,193
60	Open Text Corp.	2,072
93	Pembina Pipeline Corp.	2,972
207	Potash Corp. of Saskatchewan, Inc.	3,486
92	Power Corp. of Canada	2,141
62	Power Financial Corp.	1,567
54	Restaurant Brands International, Inc.	3,038
89	Rogers Communications, Inc., Class B	4,097
336	Royal Bank of Canada	22,990
63	Saputo, Inc.	2,077
101	Shaw Communications, Inc., Class B	2,133
103	Silver Wheaton Corp.	2,058
37	SNC-Lavalin Group, Inc.	1,480
152	Sun Life Financial, Inc.	5,365
383	Suncor Energy, Inc.	11,994
133	Teck Resources Ltd., Class B	2,755
423	Toronto-Dominion Bank (The)	19,917
175	TransCanada Corp.	8,116
40	Waste Connections, Inc.	3,648

		264,560

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — 0.0% (g)
925		BOC Hong Kong Holdings Ltd.	3,799
412		Yangzijiang Shipbuilding Holdings Ltd.	339

			4,138

		Denmark — 0.7%
131		Chr Hansen Holding A/S	8,854
241		Danske Bank A/S	8,777
631		Novo Nordisk A/S, Class B	24,587
75		Pandora A/S	8,058
1,274		TDC A/S	6,836

			57,112

		Finland — 0.2%
153		Cargotec OYJ, Class B	9,135
—	(h)	Nokian Renkaat OYJ	—	(h)
131		UPM-Kymmene OYJ	3,454
2		Wartsila OYJ Abp	105

			12,694

		France — 4.1%
194		Air Liquide SA	23,409
256		Airbus SE	20,702
102		Arkema SA	10,825
896		AXA SA	23,912
345		BNP Paribas SA	24,361
51		Bouygues SA	2,134
109		Cap Gemini SA	10,890
98		Cie Generale des Etablissements Michelin	12,866
45		Kering	14,054
23		L’Oreal SA	4,509
29		LVMH Moet Hennessy Louis Vuitton SE	7,198
1,735		Natixis SA	12,072
69		Nexans SA (a)	3,833
105		Pernod Ricard SA	13,174
128		Renault SA	11,977
252		Sanofi	23,798
256		Schneider Electric SE	20,257
75		Societe Generale SA	4,098
110		Sodexo SA	13,944
41		Thales SA	4,313
592		TOTAL SA	30,379
6		Unibail-Rodamco SE	1,563
243		Vinci SA	20,729

			314,997

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Germany — 3.2%
80	adidas AG	15,947
65	Allianz SE (Registered)	12,379
140	BASF SE	13,687
232	Bayer AG (Registered)	28,753
38	Bayerische Motoren Werke AG	3,628
64	Continental AG	14,389
115	Daimler AG (Registered)	8,551
285	Deutsche Post AG (Registered)	10,233
691	Deutsche Telekom AG (Registered)	12,124
153	Evonik Industries AG	5,093
165	Fresenius SE & Co. KGaA	13,351
519	Infineon Technologies AG	10,721
32	Linde AG	5,736
73	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	14,060
297	SAP SE	29,796
247	Siemens AG (Registered)	35,367
1,335	Telefonica Deutschland Holding AG	6,472
97	Uniper SE (a)	1,592
198	Vonovia SE	7,183

		249,062

	Hong Kong — 1.1%
2,496	AIA Group Ltd.	17,279
53	ASM Pacific Technology Ltd.	794
85	Bank of East Asia Ltd. (The)	353
572	Cathay Pacific Airways Ltd.	823
176	Cheung Kong Infrastructure Holdings Ltd.	1,541
464	Cheung Kong Property Holdings Ltd.	3,320
650	CK Hutchison Holdings Ltd.	8,114
446	CLP Holdings Ltd.	4,704
409	Galaxy Entertainment Group Ltd.	2,272
153	Hang Lung Properties Ltd.	401
192	Hang Seng Bank Ltd.	3,895
350	Henderson Land Development Co. Ltd.	2,217
322	HKT Trust & HKT Ltd.	412
1,806	Hong Kong & China Gas Co. Ltd.	3,607
229	Hong Kong Exchanges & Clearing Ltd.	5,620
49	Hong kong Land Holdings Ltd.	376
2,431	Hutchison Port Holdings Trust, Class U	984
38	Jardine Matheson Holdings Ltd.	2,465
342	Kerry Properties Ltd.	1,278
908	Li & Fung Ltd.	380
349	Link REIT	2,505
240	MTR Corp. Ltd.	1,381
499	New World Development Co. Ltd.	621

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
311	NWS Holdings Ltd.	584
293	Power Assets Holdings Ltd.	2,631
653	Sands China Ltd.	2,958
1,068	Sino Land Co. Ltd.	1,807
330	Sun Hung Kai Properties Ltd.	4,945
204	Swire Pacific Ltd., Class A	1,962
99	Techtronic Industries Co. Ltd.	423
699	WH Group Ltd. (e)	623
412	Wharf Holdings Ltd. (The)	3,513
388	Wheelock & Co. Ltd.	3,022
223	Yue Yuen Industrial Holdings Ltd.	880

		88,690

	Ireland — 0.2%
148	James Hardie Industries plc, CDI	2,505
104	Ryanair Holdings plc, ADR (a)	9,586

		12,091

	Israel — 0.1%
155	Teva Pharmaceutical Industries Ltd., ADR	4,887

	Italy — 0.7%
382	Atlantia SpA	9,689
3,226	Enel SpA	15,337
48	Eni SpA	743
1,239	Intesa Sanpaolo SpA	3,616
197	Italgas SpA (a)	890
8,659	Telecom Italia SpA (a)	7,685
834	UniCredit SpA (a)	13,581

		51,541

	Japan — 8.7%
208	Air Water, Inc.	4,010
227	Ajinomoto Co., Inc.	4,421
61	Alfresa Holdings Corp.	1,092
245	Amada Holdings Co. Ltd.	2,918
32	Asahi Group Holdings Ltd.	1,220
400	Asahi Kasei Corp.	3,814
243	Astellas Pharma, Inc.	3,204
123	Bandai Namco Holdings, Inc.	3,857
217	Bridgestone Corp.	9,064
128	Canon, Inc.	4,255
131	Casio Computer Co. Ltd.	1,845
13	Central Japan Railway Co.	2,247
141	Chubu Electric Power Co., Inc.	1,896
54	Chugai Pharmaceutical Co. Ltd.	1,912
619	Concordia Financial Group Ltd.	2,849

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
67		Dai Nippon Printing Co. Ltd.	746
318		Daicel Corp.	3,647
336		Dai-ichi Life Holdings, Inc.	5,732
272		Daiichi Sankyo Co. Ltd.	6,052
84		Daikin Industries Ltd.	8,157
40		Daito Trust Construction Co. Ltd.	5,886
226		Daiwa House Industry Co. Ltd.	6,719
—	(h)	Daiwa House REIT Investment Corp.	817
104		DeNA Co. Ltd.	2,232
61		Denso Corp.	2,611
52		Dentsu, Inc.	2,918
58		DIC Corp.	2,072
78		East Japan Railway Co.	6,955
3		Eisai Co. Ltd.	142
155		Electric Power Development Co. Ltd.	3,593
32		FANUC Corp.	6,556
8		Fast Retailing Co. Ltd.	2,646
267		Fuji Electric Co. Ltd.	1,463
171		FUJIFILM Holdings Corp.	6,343
427		Fujitsu Ltd.	2,665
72		Hankyu Hanshin Holdings, Inc.	2,382
27		Hisamitsu Pharmaceutical Co., Inc.	1,367
1,575		Hitachi Ltd.	8,701
11		Hokuriku Electric Power Co.	99
452		Honda Motor Co. Ltd.	13,153
104		Hoya Corp.	4,966
318		Hulic Co. Ltd.	2,996
521		Inpex Corp.	4,989
510		ITOCHU Corp.	7,216
207		J Front Retailing Co. Ltd.	2,978
123		Japan Airlines Co. Ltd.	3,875
58		Japan Exchange Group, Inc.	816
—	(h)	Japan Prime Realty Investment Corp.	728
—	(h)	Japan Real Estate Investment Corp.	1,675
1		Japan Retail Fund Investment Corp.	1,303
339		Japan Tobacco, Inc.	11,280
152		JFE Holdings, Inc.	2,596
155		JGC Corp.	2,703
54		JTEKT Corp.	849
1,100		JXTG Holdings, Inc.	4,963
588		Kajima Corp.	3,993
296		Kansai Electric Power Co., Inc. (The)	3,999
62		Kao Corp.	3,394
961		Kawasaki Heavy Industries Ltd.	2,910
307		KDDI Corp.	8,142
67		Keikyu Corp.	769

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
78		Kewpie Corp.	1,980
27		Keyence Corp.	10,734
214		Kintetsu Group Holdings Co. Ltd.	781
310		Kirin Holdings Co. Ltd.	6,029
128		Komatsu Ltd.	3,426
43		Kubota Corp.	674
13		Kyocera Corp.	759
275		Kyowa Hakko Kirin Co. Ltd.	4,725
155		Kyushu Electric Power Co., Inc.	1,669
3		Lawson, Inc.	226
126		M3, Inc.	3,208
45		Mabuchi Motor Co. Ltd.	2,552
296		Marubeni Corp.	1,827
235		Marui Group Co. Ltd.	3,217
334		Mazda Motor Corp.	4,929
809		Mebuki Financial Group, Inc.	3,174
24		Mitsubishi Chemical Holdings Corp.	189
457		Mitsubishi Corp.	9,851
609		Mitsubishi Electric Corp.	8,495
107		Mitsubishi Estate Co. Ltd.	2,049
115		Mitsubishi Tanabe Pharma Corp.	2,332
3,201		Mitsubishi UFJ Financial Group, Inc.	20,283
633		Mitsubishi UFJ Lease & Finance Co. Ltd.	3,307
216		Mitsui & Co. Ltd.	3,053
646		Mitsui Chemicals, Inc.	3,305
81		Mitsui Fudosan Co. Ltd.	1,782
3,513		Mizuho Financial Group, Inc.	6,422
38		MS&AD Insurance Group Holdings, Inc.	1,232
26		Murata Manufacturing Co. Ltd.	3,425
139		NGK Insulators Ltd.	2,972
136		NGK Spark Plug Co. Ltd.	2,945
135		NH Foods Ltd.	3,848
85		Nidec Corp.	7,836
27		Nintendo Co. Ltd.	6,757
—	(h)	Nippon Building Fund, Inc.	1,708
—	(h)	Nippon Prologis REIT, Inc.	543
265		Nippon Steel & Sumitomo Metal Corp.	5,961
219		Nippon Telegraph & Telephone Corp.	9,385
258		Nippon Yusen KK	519
641		Nissan Motor Co. Ltd.	6,103
206		Nisshin Seifun Group, Inc.	3,159
32		Nitori Holdings Co. Ltd.	4,216
45		Nitto Denko Corp.	3,419
633		Nomura Holdings, Inc.	3,802
1		Nomura Real Estate Master Fund, Inc.	1,067
118		NSK Ltd.	1,607

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
359	NTT DOCOMO, Inc.	8,675
65	Obayashi Corp.	627
33	Obic Co. Ltd.	1,756
110	Olympus Corp.	4,230
37	Omron Corp.	1,566
84	Oriental Land Co. Ltd.	4,801
475	ORIX Corp.	7,262
75	Otsuka Corp.	4,007
149	Otsuka Holdings Co. Ltd.	6,840
478	Panasonic Corp.	5,714
194	Rakuten, Inc.	1,989
19	Recruit Holdings Co. Ltd.	955
363	Resona Holdings, Inc.	2,019
65	Rohm Co. Ltd.	4,537
5	Ryohin Keikaku Co. Ltd.	1,218
61	Santen Pharmaceutical Co. Ltd.	851
7	Secom Co. Ltd.	472
147	Seibu Holdings, Inc.	2,565
86	Sekisui House Ltd.	1,422
149	Seven & i Holdings Co. Ltd.	6,272
53	Shimadzu Corp.	906
19	Shimamura Co. Ltd.	2,600
11	Shimano, Inc.	1,638
80	Shimizu Corp.	767
102	Shin-Etsu Chemical Co. Ltd.	8,822
65	Shionogi & Co. Ltd.	3,342
267	Shizuoka Bank Ltd. (The)	2,254
13	SMC Corp.	3,749
222	SoftBank Group Corp.	16,809
64	Sompo Holdings, Inc.	2,422
326	Sony Corp.	11,176
27	Stanley Electric Co. Ltd.	788
86	Subaru Corp.	3,241
214	Sumitomo Chemical Co. Ltd.	1,208
35	Sumitomo Corp.	464
216	Sumitomo Electric Industries Ltd.	3,533
107	Sumitomo Metal Mining Co. Ltd.	1,449
368	Sumitomo Mitsui Financial Group, Inc.	13,679
152	Sumitomo Mitsui Trust Holdings, Inc.	5,214
187	Sumitomo Realty & Development Co. Ltd.	5,052
101	Suntory Beverage & Food Ltd.	4,568
33	Suruga Bank Ltd.	686
70	Suzuken Co. Ltd.	2,300
144	Suzuki Motor Corp.	6,028
59	Sysmex Corp.	3,575

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
45	T&D Holdings, Inc.	675
90	Takeda Pharmaceutical Co. Ltd.	4,337
61	Tohoku Electric Power Co., Inc.	807
208	Tokio Marine Holdings, Inc.	8,778
282	Tokyo Electric Power Co. Holdings, Inc. (a)	1,097
48	Tokyo Electron Ltd.	5,839
259	Tokyo Gas Co. Ltd.	1,202
262	Tokyo Tatemono Co. Ltd.	3,574
641	Tokyu Corp.	4,591
387	Toppan Printing Co. Ltd.	3,896
19	Toyo Suisan Kaisha Ltd.	729
67	Toyota Industries Corp.	3,347
579	Toyota Motor Corp.	31,352
27	Toyota Tsusho Corp.	849
45	Trend Micro, Inc.	1,998
1	United Urban Investment Corp.	813
84	West Japan Railway Co.	5,606
192	Yahoo Japan Corp.	823
630	Yamada Denki Co. Ltd.	3,308
116	Yamato Holdings Co. Ltd.	2,513

		671,062

	Jersey — 0.1%
49	Randgold Resources Ltd.	4,307

	Luxembourg — 0.1%
1,102	ArcelorMittal (a)	8,664

	Netherlands — 1.9%
136	ASML Holding NV	18,040
130	Heineken Holding NV	10,921
39	Heineken NV	3,464
1,354	ING Groep NV	22,073
701	Koninklijke Ahold Delhaize NV	14,516
3,643	Koninklijke KPN NV	10,531
97	Koninklijke Philips NV	3,356
342	NN Group NV	11,354
1,343	Royal Dutch Shell plc, Class A	34,872
805	Royal Dutch Shell plc, Class B	21,426

		150,553

	New Zealand — 0.1%
291	Auckland International Airport Ltd.	1,380
192	Contact Energy Ltd.	686
262	Fletcher Building Ltd.	1,539
102	Ryman Healthcare Ltd.	605
579	Spark New Zealand Ltd.	1,467

		5,677

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Norway — 0.1%
942	Norsk Hydro ASA	5,366

	Portugal — 0.1%
677	Galp Energia SGPS SA	10,524

	Singapore — 0.4%
169	Ascendas REIT	310
335	CapitaLand Ltd.	901
379	CapitaLand Mall Trust	534
390	ComfortDelGro Corp. Ltd.	764
472	DBS Group Holdings Ltd.	6,524
771	Genting Singapore plc	614
866	Global Logistic Properties Ltd.	1,785
17	Jardine Cycle & Carriage Ltd.	565
449	Keppel Corp. Ltd.	2,089
796	Oversea-Chinese Banking Corp. Ltd.	5,576
79	Singapore Exchange Ltd.	421
153	Singapore Press Holdings Ltd.	380
1,756	Singapore Telecommunications Ltd.	4,702
304	United Overseas Bank Ltd.	4,728
618	Wilmar International Ltd.	1,570

		31,463

	Spain — 1.3%
762	Banco Bilbao Vizcaya Argentaria SA	6,104
2,517	Banco Santander SA	16,400
9,046	Bankia SA	10,983
1,157	Distribuidora Internacional de Alimentacion SA	6,877
2,486	Iberdrola SA	17,875
487	Industria de Diseno Textil SA	18,651
446	Red Electrica Corp. SA	8,702
444	Repsol SA	7,003
1,020	Telefonica SA	11,286

		103,881

	Sweden — 0.7%
63	Assa Abloy AB, Class B	1,371
265	Atlas Copco AB, Class A	9,908
1,431	Nordea Bank AB	17,599
748	Sandvik AB	11,992
978	Skandinaviska Enskilda Banken AB, Class A	11,259

		52,129

	Switzerland — 2.9%
186	ABB Ltd. (Registered)	4,556
19	Actelion Ltd. (a)	5,517
125	Adecco Group AG (Registered)	9,251
91	Cie Financiere Richemont SA (Registered)	7,604

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — continued
266	Credit Suisse Group AG (Registered) (a)	4,057
657	Glencore plc (a)	2,584
291	LafargeHolcim Ltd. (Registered) (a)	16,501
754	Nestle SA (Registered)	58,074
453	Novartis AG (Registered)	34,850
180	Roche Holding AG	47,023
10	Syngenta AG (a)	4,605
485	UBS Group AG (Registered) (a)	8,275
151	Wolseley plc	9,573
47	Zurich Insurance Group AG	13,064

		225,534

	United Kingdom — 5.6%
1,116	3i Group plc	11,473
82	Anglo American plc (a)	1,177
191	Associated British Foods plc	6,946
191	AstraZeneca plc	11,441
515	BAE Systems plc	4,187
1,804	Barclays plc	4,941
852	Barratt Developments plc	6,391
2,539	BP plc	14,537
589	British American Tobacco plc	39,767
615	BT Group plc	2,425
11	Capita plc	76
3,957	Centrica plc	10,140
586	Compass Group plc	11,830
281	Diageo plc	8,178
1,175	Dixons Carphone plc	5,103
1,292	GlaxoSmithKline plc	26,008
3,121	HSBC Holdings plc	25,736
157	Imperial Brands plc	7,672
228	InterContinental Hotels Group plc	12,094
2,138	ITV plc	5,815
52	Liberty Global plc, Class A (a)	1,855
1	Liberty Global plc, Class C (a)	28
119	Liberty Global plc, Series C (a)	4,110
2,000	Lloyds Banking Group plc	1,797
275	London Stock Exchange Group plc	12,028
450	National Grid plc	5,829
1,115	Prudential plc	24,739
99	Reckitt Benckiser Group plc	9,111
446	RELX plc	9,048
98	Rio Tinto Ltd.	4,459
377	Rio Tinto plc	14,854
1,401	RSA Insurance Group plc	10,807
906	Sage Group plc (The)	7,860

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
1,517	Standard Chartered plc (a)	14,173
4,085	Taylor Wimpey plc	10,582
533	Unilever NV, CVA	27,910
8,726	Vodafone Group plc	22,475
273	Whitbread plc	14,266
797	WPP plc	17,056

		428,924

	United States — 59.6%
19	3M Co.	3,754
524	Abbott Laboratories	22,851
35	AbbVie, Inc.	2,283
319	Accenture plc, Class A	38,659
46	Activision Blizzard, Inc.	2,425
9	Acuity Brands, Inc.	1,507
283	Adobe Systems, Inc. (a)	37,851
175	Aetna, Inc.	23,648
242	Agilent Technologies, Inc.	13,345
108	Alexion Pharmaceuticals, Inc. (a)	13,756
209	Allegion plc	16,404
135	Allergan plc	32,856
69	Alphabet, Inc., Class A (a)	63,726
88	Alphabet, Inc., Class C (a)	80,165
411	Altria Group, Inc.	29,511
101	Amazon.com, Inc. (a)	93,493
261	Ameren Corp.	14,264
46	American Express Co.	3,637
289	American International Group, Inc.	17,596
38	American Water Works Co., Inc.	3,021
71	Ameriprise Financial, Inc.	9,059
37	Amgen, Inc.	6,058
263	Anadarko Petroleum Corp.	14,982
339	Analog Devices, Inc.	25,849
32	Antero Resources Corp. (a)	675
1,222	Apple, Inc.	175,536
38	Aramark	1,393
123	Archer-Daniels-Midland Co.	5,635
20	Arrow Electronics, Inc. (a)	1,405
256	Arthur J Gallagher & Co.	14,275
1,132	AT&T, Inc.	44,872
138	Automatic Data Processing, Inc.	14,445
13	AutoZone, Inc. (a)	9,040
82	AvalonBay Communities, Inc.	15,552
29	Avery Dennison Corp.	2,383
37	Ball Corp.	2,873
3,061	Bank of America Corp.	71,435

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
370	Bank of New York Mellon Corp. (The)	17,397
44	Becton Dickinson and Co.	8,307
263	Berkshire Hathaway, Inc., Class B (a)	43,377
60	Best Buy Co., Inc.	3,126
100	Biogen, Inc. (a)	27,149
59	BioMarin Pharmaceutical, Inc. (a)	5,678
49	BlackRock, Inc.	18,709
41	Boston Properties, Inc.	5,146
900	Boston Scientific Corp. (a)	23,750
559	Bristol-Myers Squibb Co.	31,353
66	Brixmor Property Group, Inc.	1,312
171	Broadcom Ltd.	37,777
26	Broadridge Financial Solutions, Inc.	1,825
96	Brown-Forman Corp., Class B	4,565
71	CA, Inc.	2,320
166	Cabot Oil & Gas Corp.	3,860
61	Cadence Design Systems, Inc. (a)	1,993
16	Camden Property Trust	1,339
252	Capital One Financial Corp.	20,240
88	Carnival Corp.	5,428
24	Caterpillar, Inc.	2,435
67	CBRE Group, Inc., Class A (a)	2,390
29	CDK Global, Inc.	1,890
32	CDW Corp.	1,894
56	Celanese Corp., Series A	4,917
293	Celgene Corp. (a)	36,338
37	Centene Corp. (a)	2,759
621	Charles Schwab Corp. (The)	24,132
1	Charter Communications, Inc. (a)	290
98	Charter Communications, Inc., Class A (a)	33,868
342	Chevron Corp.	36,502
187	Chubb Ltd.	25,644
36	Cigna Corp.	5,661
19	Cintas Corp.	2,371
713	Cisco Systems, Inc.	24,291
912	Citigroup, Inc.	53,894
89	Citizens Financial Group, Inc.	3,253
354	CMS Energy Corp.	16,070
510	Coca-Cola Co. (The)	22,007
128	Cognizant Technology Solutions Corp., Class A (a)	7,715
62	Colgate-Palmolive Co.	4,446
1,365	Comcast Corp., Class A	53,479
140	Concho Resources, Inc. (a)	17,731
142	Constellation Brands, Inc., Class A	24,566
10	Cooper Cos., Inc. (The)	2,053

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
7	Core Laboratories NV	826
206	Corning, Inc.	5,943
162	Costco Wholesale Corp.	28,771
198	Crown Holdings, Inc. (a)	11,121
47	Cummins, Inc.	7,127
94	CVS Health Corp.	7,710
134	Danaher Corp.	11,150
53	Deere & Co.	5,957
141	Delphi Automotive plc	11,361
221	Delta Air Lines, Inc.	10,030
125	Diamondback Energy, Inc. (a)	12,451
21	Dick’s Sporting Goods, Inc.	1,055
279	Discover Financial Services	17,451
238	DISH Network Corp., Class A (a)	15,311
92	Dollar General Corp.	6,673
332	Dow Chemical Co. (The)	20,825
415	DR Horton, Inc.	13,662
66	Dr Pepper Snapple Group, Inc.	6,016
63	DXC Technology Co. (a)	4,768
60	E*TRADE Financial Corp. (a)	2,061
261	Eastman Chemical Co.	20,811
308	Eaton Corp. plc	23,331
11	Edgewell Personal Care Co. (a)	772
243	Edison International	19,448
393	EI du Pont de Nemours & Co.	31,358
399	Eli Lilly & Co.	32,741
319	EOG Resources, Inc.	29,498
145	EQT Corp.	8,452
26	Equinix, Inc.	11,039
81	Equity Residential	5,227
8	Essex Property Trust, Inc.	1,956
18	Everest Re Group Ltd.	4,579
137	Exelon Corp.	4,746
37	Extra Space Storage, Inc.	2,776
756	Exxon Mobil Corp.	61,694
14	F5 Networks, Inc. (a)	1,747
636	Facebook, Inc., Class A (a)	95,539
55	FedEx Corp.	10,343
279	Fidelity National Information Services, Inc.	23,507
60	First Data Corp., Class A (a)	935
24	FLIR Systems, Inc.	869
31	Foot Locker, Inc.	2,382
806	Ford Motor Co.	9,250
65	Fortive Corp.	4,125
116	General Dynamics Corp.	22,551

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
2,107		General Electric Co.	61,080
113		General Motors Co.	3,910
347		Gilead Sciences, Inc.	23,772
120		Goldman Sachs Group, Inc. (The)	26,824
44		H&R Block, Inc.	1,085
184		Halliburton Co.	8,421
333		Hartford Financial Services Group, Inc. (The)	16,125
391		HCP, Inc.	12,262
115		HD Supply Holdings, Inc. (a)	4,647
353		Hewlett Packard Enterprise Co.	6,584
38		Hilton Worldwide Holdings, Inc.	2,218
40		Hologic, Inc. (a)	1,807
371		Home Depot, Inc. (The)	57,850
333		Honeywell International, Inc.	43,614
996		HP, Inc.	18,751
96		Humana, Inc.	21,379
9		Huntington Ingalls Industries, Inc.	1,872
18		IDEXX Laboratories, Inc. (a)	2,999
66		Illumina, Inc. (a)	12,156
35		Incyte Corp. (a)	4,331
225		Ingersoll-Rand plc	19,971
14		Ingredion, Inc.	1,731
411		Intel Corp.	14,866
323		Intercontinental Exchange, Inc.	19,431
143		International Business Machines Corp.	22,989
457		Johnson & Johnson	56,400
192		Johnson Controls International plc	7,988
8		Jones Lang LaSalle, Inc.	964
716		KeyCorp	13,064
112		Kimberly-Clark Corp.	14,468
420		Kimco Realty Corp.	8,520
254		Kinder Morgan, Inc.	5,233
253		Kraft Heinz Co. (The)	22,897
71		L3 Technologies, Inc.	12,206
23		Laboratory Corp. of America Holdings (a)	3,229
56		Lam Research Corp.	8,045
16		Lear Corp.	2,287
—	(h)	Lennox International, Inc.	23
24		Liberty Broadband Corp., Class C (a)	2,174
24		Liberty Media Corp.-Liberty SiriusXM, Class A (a)	930
30		Liberty Property Trust	1,202
47		Lincoln National Corp.	3,128
443		Lowe’s Cos., Inc.	37,595
25		Macerich Co. (The)	1,551
207		Macy’s, Inc.	6,056
16		ManpowerGroup, Inc.	1,592

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
113	Marathon Petroleum Corp.	5,760
393	Masco Corp.	14,553
1	Mastercard, Inc.	73
73	Mastercard, Inc., Class A	8,547
41	McDonald’s Corp.	5,678
35	McKesson Corp.	4,792
101	Medtronic plc	8,410
553	Merck & Co., Inc.	34,473
452	MetLife, Inc.	23,434
170	Microchip Technology, Inc.	12,851
1,939	Microsoft Corp.	132,755
217	Molson Coors Brewing Co., Class B	20,802
686	Mondelez International, Inc., Class A	30,884
739	Morgan Stanley	32,037
377	Mosaic Co. (The)	10,163
14	Mylan NV (a)	522
30	National Retail Properties, Inc.	1,259
143	Newell Brands, Inc.	6,831
45	Newfield Exploration Co. (a)	1,555
110	Newmont Mining Corp.	3,705
233	NextEra Energy, Inc.	31,139
408	NIKE, Inc., Class B	22,581
77	Norfolk Southern Corp.	9,004
73	Northrop Grumman Corp.	18,002
53	Nuance Communications, Inc. (a)	950
72	NVIDIA Corp.	7,537
321	Occidental Petroleum Corp.	19,733
339	Oracle Corp.	15,235
71	O’Reilly Automotive, Inc. (a)	17,703
191	PACCAR, Inc.	12,778
53	Parsley Energy, Inc., Class A (a)	1,569
69	Paychex, Inc.	4,109
491	PepsiCo, Inc.	55,645
1,752	Pfizer, Inc.	59,418
355	PG&E Corp.	23,784
414	Philip Morris International, Inc.	45,864
150	Phillips 66	11,926
165	Pinnacle West Capital Corp.	14,067
138	Pioneer Natural Resources Co.	23,845
25	Plains GP Holdings LP, Class A	749
122	PNC Financial Services Group, Inc. (The)	14,563
1	Priceline Group, Inc. (The) (a)	2,733
398	Procter & Gamble Co. (The)	34,769
283	Prologis, Inc.	15,411
91	Prudential Financial, Inc.	9,756
53	Public Storage	11,068
500	PulteGroup, Inc.	11,341
16	PVH Corp.	1,620

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
83		QUALCOMM, Inc. (a)	4,440
29		Quest Diagnostics, Inc.	3,023
29		Raymond James Financial, Inc.	2,153
53		Realty Income Corp.	3,107
33		Regency Centers Corp.	2,116
3		Regeneron Pharmaceuticals, Inc. (a)	1,057
574		Regions Financial Corp.	7,891
14		Reinsurance Group of America, Inc.	1,724
27		Robert Half International, Inc.	1,251
7		Rockwell Collins, Inc.	692
146		Ross Stores, Inc.	9,481
150		Royal Caribbean Cruises Ltd.	16,040
33		Sabre Corp.	781
–	(h)	SBA Communications Corp. (a)	49
26		SBA Communications Corp., Class A (a)	3,251
213		Schlumberger Ltd.	15,489
89		Sealed Air Corp.	3,909
33		Sensata Technologies Holding NV (a)	1,365
37		ServiceNow, Inc. (a)	3,513
5		Sherwin-Williams Co. (The)	1,777
330		Shire plc	19,465
55		Simon Property Group, Inc.	9,055
861		Sirius XM Holdings, Inc.	4,263
51		SL Green Realty Corp.	5,376
81		Snap, Inc., Class A (a)	1,836
76		Snap-on, Inc.	12,776
7		Spectrum Brands Holdings, Inc.	1,045
200		Stanley Black & Decker, Inc.	27,180
568		Starbucks Corp.	34,123
172		State Street Corp.	14,415
190		SunTrust Banks, Inc.	10,793
26		SVB Financial Group (a)	4,493
63		Symantec Corp.	1,990
32		Synopsys, Inc. (a)	2,350
51		TD Ameritrade Holding Corp.	1,956
311		TE Connectivity Ltd.	24,066
37		TEGNA, Inc.	950
8		Teleflex, Inc.	1,696
509		Texas Instruments, Inc.	40,322
66		Textron, Inc.	3,085
127		Thermo Fisher Scientific, Inc.	20,936
85		Thomson Reuters Corp.	3,857
164		Time Warner, Inc.	16,242
349		TJX Cos., Inc. (The)	27,452
171		T-Mobile US, Inc. (a)	11,527
65		Toll Brothers, Inc.	2,356
884		Twenty-First Century Fox, Inc., Class A	26,997
90		Twenty-First Century Fox, Inc., Class B	2,694
372		Union Pacific Corp.	41,650

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
210	United Continental Holdings, Inc. (a)	14,778
37	United Parcel Service, Inc., Class B	4,016
129	United Technologies Corp.	15,301
10	United Therapeutics Corp. (a)	1,217
340	UnitedHealth Group, Inc.	59,425
49	Unum Group	2,288
52	US Bancorp	2,657
96	Valero Energy Corp.	6,216
174	Vantiv, Inc., Class A (a)	10,788
260	VEREIT, Inc.	2,175
21	VeriSign, Inc. (a)	1,889
564	Verizon Communications, Inc.	25,895
102	Vertex Pharmaceuticals, Inc. (a)	12,106
610	Visa, Inc., Class A	55,619
35	Voya Financial, Inc.	1,293
28	Vulcan Materials Co.	3,365
351	Walgreens Boots Alliance, Inc.	30,399
81	Wal-Mart Stores, Inc.	6,085
447	Walt Disney Co. (The)	51,682
1,328	Wells Fargo & Co.	71,520
199	WestRock Co.	10,660
71	WEX, Inc. (a)	7,185
93	Workday, Inc., Class A (a)	8,140
423	Xcel Energy, Inc.	19,075
187	Xerox Corp.	1,345
40	Zimmer Biomet Holdings, Inc.	4,803

		4,599,598

	Total Common Stocks (Cost $6,295,356)	7,611,486

Preferred Stocks — 0.5%
	Germany — 0.5%
139	Henkel AG & Co. KGaA (Preference)	18,855
104	Volkswagen AG (Preference)	16,484

	Total Preferred Stocks (Cost $31,296)	35,339

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Australia — 0.0% (g)
12	TPG Telecom Ltd., expiring 05/12/17 (Strike Price $1.00) (a) (Cost $—)	6

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.6%
	Investment Company — 0.6%
46,476	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $46,476)	46,476

	Total Investments — 99.7% (Cost $6,373,128)	7,693,307
	Other Assets in Excess of Liabilities — 0.3%	22,845

	NET ASSETS — 100.0%	$7,716,152

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.2%
Pharmaceuticals	6.3
Oil, Gas & Consumable Fuels	5.9
Insurance	3.9
Software	3.4
Internet Software & Services	3.2
Media	3.2
Capital Markets	3.0
IT Services	2.9
Technology Hardware, Storage & Peripherals	2.8
Beverages	2.7
Specialty Retail	2.6
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.5
Electric Utilities	2.3
Biotechnology	2.2
Industrial Conglomerates	2.1
Equity Real Estate Investment Trusts (REITs)	2.0
Machinery	2.0

INDUSTRY	PERCENTAGE
Diversified Telecommunication Services	1.9%
Food Products	1.9
Health Care Providers & Services	1.9
Tobacco	1.7
Hotels, Restaurants & Leisure	1.7
Food & Staples Retailing	1.6
Automobiles	1.5
Road & Rail	1.4
Aerospace & Defense	1.3
Health Care Equipment & Supplies	1.3
Internet & Direct Marketing Retail	1.3
Metals & Mining	1.2
Household Products	1.1
Textiles, Apparel & Luxury Goods	1.1
Electrical Equipment	1.0
Others (each less than 1.0%)	12.7
Short-Term Investment	0.6

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
442	Euro STOXX 50 Index	06/16/17	EUR	$16,892	$646

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.4%
		Canada — 1.4%
—	(h)	Canadian Pacific Railway Ltd.	30

		China — 8.5%
—	(h)	Baidu, Inc., ADR (a)	30
6		China Overseas Land & Investment Ltd.	17
18		China Unicom Hong Kong Ltd.	23
—	(h)	CNOOC Ltd., ADR	37
1		JD.com, Inc., ADR (a)	27
4		Ping An Insurance Group Co. of China Ltd., Class H	23
2		Vipshop Holdings Ltd., ADR (a)	23

			180

		Denmark — 1.7%
1		Novo Nordisk A/S, Class B	36

		France — 7.4%
—	(h)	Airbus SE	36
2		AXA SA	48
—	(h)	Sanofi	38
—	(h)	Schneider Electric SE	35

			157

		Hong Kong — 1.5%
5		AIA Group Ltd.	32

		India — 1.0%
3		ICICI Bank Ltd., ADR	22

		Israel — 2.5%
2		Teva Pharmaceutical Industries Ltd., ADR	53

		Italy — 0.8%
1		UniCredit SpA (a)	17

		Japan — 5.4%
2		Inpex Corp.	16
1		Japan Airlines Co. Ltd.	31
1		Japan Tobacco, Inc.	27
1		Sumitomo Mitsui Financial Group, Inc.	41

			115

		Luxembourg — 1.4%
4		ArcelorMittal (a)	30

		Netherlands — 1.3%
—	(h)	NXP Semiconductors NV (a)	28

		Switzerland — 3.7%
1		LafargeHolcim Ltd. (Registered) (a)	30
1		Novartis AG (Registered)	49

			79

		United Kingdom — 9.7%
1		British American Tobacco plc	40
12		BT Group plc	47

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — continued
9		ITV plc	25
1		Liberty Global plc, Class A (a)	31
24		Vodafone Group plc	62

			205

		United States — 47.1%
—	(h)	Activision Blizzard, Inc.	23
—	(h)	Aetna, Inc.	25
—	(h)	Affiliated Managers Group, Inc.	23
—	(h)	Alexion Pharmaceuticals, Inc. (a)	34
—	(h)	Allergan plc	44
—	(h)	Alphabet, Inc., Class C (a)	101
—	(h)	Amazon.com, Inc. (a)	55
—	(h)	Broadcom Ltd.	32
1		CBRE Group, Inc., Class A (a)	29
1		Citigroup, Inc.	68
1		DISH Network Corp., Class A (a)	38
—	(h)	Eastman Chemical Co.	33
—	(h)	EQT Corp.	20
1		Globant SA (a)	24
—	(h)	Honeywell International, Inc.	30
2		Kroger Co. (The)	48
1		MetLife, Inc.	31
1		Molson Coors Brewing Co., Class B	64
1		Morgan Stanley	30
—	(h)	Occidental Petroleum Corp.	29
—	(h)	Pioneer Natural Resources Co.	40
—	(h)	Shire plc, ADR	50
1		Snap, Inc., Class A (a)	23
1		Time, Inc.	12
1		TripAdvisor, Inc. (a)	28
1		Twenty-First Century Fox, Inc., Class A	39
—	(h)	Vertex Pharmaceuticals, Inc. (a)	27

			1,000

		Total Common Stocks (Cost $1,857)	1,984

Short-Term Investment — 1.8%
		Investment Company — 1.8%
39		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $39)	39

		Total Investments — 95.2% (Cost $1,896)	2,023
		Other Assets in Excess of Liabilities — 4.8%	102

		NET ASSETS — 100.0%	$2,125

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.9%
Banks	7.2
Media	7.2
Oil, Gas & Consumable Fuels	7.0
Insurance	6.6
Internet & Direct Marketing Retail	6.6
Internet Software & Services	6.5
Biotechnology	5.5
Diversified Telecommunication Services	3.5
Software	3.5
Tobacco	3.3
Beverages	3.1
Wireless Telecommunication Services	3.1
Semiconductors & Semiconductor Equipment	2.9

INDUSTRY	PERCENTAGE
Capital Markets	2.6%
Food & Staples Retailing	2.4
Real Estate Management & Development	2.3
Aerospace & Defense	1.8
Electrical Equipment	1.7
Chemicals	1.6
Airlines	1.6
Construction Materials	1.5
Road & Rail	1.5
Industrial Conglomerates	1.5
Metals & Mining	1.5
Health Care Providers & Services	1.2
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
		Australia — 8.3%
3		ALS Ltd.	15
11		Alumina Ltd.	16
7		Aristocrat Leisure Ltd.	96
42		Ausdrill Ltd.	43
6		BlueScope Steel Ltd.	53
9		Challenger Ltd.	85
2		Domino’s Pizza Enterprises Ltd.	82
10		Fortescue Metals Group Ltd.	38
23		South32 Ltd.	48
10		Treasury Wine Estates Ltd.	87

			563

		Austria — 0.9%
1		ams AG	63

		China — 3.4%
7		AAC Technologies Holdings, Inc.	95
153		Lonking Holdings Ltd.	43
40		MMG Ltd. (a)	14
52		Nexteer Automotive Group Ltd.	81

			233

		Denmark — 1.3%
1		FLSmidth & Co. A/S	56
—	(h)	Royal Unibrew A/S	17
1		Spar Nord Bank A/S	12

			85

		Finland — 2.1%
1		Huhtamaki OYJ	29
2		Metso OYJ	59
1		Nokian Renkaat OYJ	55

			143

		France — 8.4%
1		Alten SA	59
1		Ipsen SA	58
1		IPSOS	47
1		Remy Cointreau SA	55
3		Rexel SA	52
—	(h)	SEB SA	63
—	(h)	Sopra Steria Group	57
1		Tarkett SA	54
1		Trigano SA	60
1		Ubisoft Entertainment SA (a)	61

			566

		Georgia — 1.1%
2		BGEO Group plc	75

SHARES		SECURITY DESCRIPTION	VALUE($)

		Germany — 4.1%
1		Covestro AG (e)	53
1		HUGO BOSS AG	55
—	(h)	MTU Aero Engines AG	60
1		Stabilus SA	56
2		Wacker Neuson SE	51

			275

		Hong Kong — 4.7%
43		HKT Trust & HKT Ltd.	55
15		Kerry Properties Ltd.	54
23		New World Development Co. Ltd.	29
50		Nine Dragons Paper Holdings Ltd.	54
482		Noble Group Ltd. (a)	49
20		SJM Holdings Ltd.	19
13		Techtronic Industries Co. Ltd.	54

			314

		Ireland — 0.5%
—	(h)	Paddy Power Betfair plc	33

		Israel — 0.6%
7		Plus500 Ltd.	40

		Italy — 6.7%
4		Amplifon SpA	57
1		Brembo SpA	57
2		De’ Longhi SpA	55
8		FinecoBank Banca Fineco SpA	57
1		Industria Macchine Automatiche SpA	54
2		Recordati SpA	58
2		Salvatore Ferragamo SpA	58
1		Tod’s SpA	59

			455

		Japan — 24.6%
3		Alpine Electronics, Inc.	49
3		Alps Electric Co. Ltd.	73
4		Chiba Bank Ltd. (The)	27
2		Ebara Corp.	55
2		Electric Power Development Co. Ltd.	44
3		en-japan, Inc.	60
17		Fukuoka Financial Group, Inc.	78
3		Hitachi Metals Ltd.	39
2		Japan Exchange Group, Inc.	21
4		Lifull Co. Ltd.	27
3		LIXIL Group Corp.	67
3		M3, Inc.	69
2		MINEBEA MITSUMI, Inc.	22

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
4		Mitsubishi Chemical Holdings Corp.	32
13		Mitsubishi Motors Corp.	82
9		Mitsubishi UFJ Lease & Finance Co. Ltd.	46
13		Mitsui Chemicals, Inc.	67
1		Nihon M&A Center, Inc.	48
1		Nitori Holdings Co. Ltd.	78
6		NSK Ltd.	75
12		NTN Corp.	61
1		Rohm Co. Ltd.	77
2		Sekisui Chemical Co. Ltd.	32
3		Shizuoka Bank Ltd. (The)	25
5		Sumco Corp.	79
2		Suruga Bank Ltd.	38
5		Tadano Ltd.	61
1		TDK Corp.	56
4		Temp Holdings Co. Ltd.	66
2		Toridoll Holdings Corp.	55
1		Ulvac, Inc.	56

			1,665

		Netherlands — 0.8%
1		Aalberts Industries NV	57

		Norway — 2.1%
3		Salmar ASA	60
5		Skandiabanken ASA (a) (e)	47
2		TGS Nopec Geophysical Co. ASA	36

			143

		South Africa — 0.7%
2		Mondi plc	45

		Spain — 0.8%
15		Mapfre SA	53

		Sweden — 3.2%
6		Husqvarna AB, Class B	60
4		Sandvik AB	60
2		Thule Group AB (e)	37
2		Trelleborg AB, Class B,	57

			214

		Switzerland — 7.0%
—	(h)	Baloise Holding AG (Registered)	54
—	(h)	Bucher Industries AG (Registered)	60
—	(h)	dormakaba Holding AG (a)	54
—	(h)	Forbo Holding AG (Registered)	57
1		Oriflame Holding AG (a)	51
—	(h)	Sika AG	58

SHARES		SECURITY DESCRIPTION	VALUE($)

		Switzerland — continued
—	(h)	Sulzer AG (Registered)	55
1		Temenos Group AG (Registered) (a)	54
—	(h)	Wolseley plc	29

			472

		United Kingdom — 16.2%
5		3i Group plc	49
7		888 Holdings plc	25
3		Anglo American plc (a)	41
6		Ashtead Group plc	122
3		Barratt Developments plc	26
6		BBA Aviation plc	24
5		CNH Industrial NV	59
—	(h)	DCC plc	18
14		Electrocomponents plc	95
1		Fevertree Drinks plc	21
6		G4S plc	23
6		GKN plc	27
1		Intermediate Capital Group plc	14
14		ITV plc	37
19		JD Sports Fashion plc	112
4		Just Eat plc (a)	31
25		Melrose Industries plc	77
3		Micro Focus International plc	97
11		OneSavings Bank plc	65
2		RPC Group plc	17
2		Smiths Group plc	34
3		Subsea 7 SA	56
4		Vesuvius plc	25

			1,095

		United States — 1.3%
1		Carnival plc	34
2		Yum China Holdings, Inc. (a)	57

			91

		Total Investments — 98.8% (Cost $5,564)	6,680
		Other Assets in Excess of Liabilities — 1.2%	82

		NET ASSETS — 100.0%	$6,762

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Machinery	13.6%
Hotels, Restaurants & Leisure	6.0
Household Durables	5.9
Banks	5.4
Electronic Equipment, Instruments & Components	4.8
Semiconductors & Semiconductor Equipment	4.1
Trading Companies & Distributors	3.8
Metals & Mining	3.7
Auto Components	3.3
Software	3.1
Chemicals	3.1
Specialty Retail	2.8
Professional Services	2.8
Beverages	2.7
Textiles, Apparel & Luxury Goods	2.6
Diversified Financial Services	2.6
Building Products	1.8

INDUSTRY	PERCENTAGE
IT Services	1.7%
Pharmaceuticals	1.7
Media	1.7
Insurance	1.6
Paper & Forest Products	1.5
Construction & Engineering	1.5
Leisure Products	1.5
Energy Equipment & Services	1.4
Capital Markets	1.3
Real Estate Management & Development	1.2
Automobiles	1.2
Commercial Services & Supplies	1.2
Electrical Equipment	1.2
Health Care Technology	1.0
Thrifts & Mortgage Finance	1.0
Others (each less than 1.0%)	7.2

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Australia — 1.2%
1,574	BHP Billiton Ltd.	28,029
768	BHP Billiton plc	11,716
1,794	South32 Ltd.	3,717

		43,462

	Belgium — 1.6%
511	Anheuser-Busch InBev SA/NV	57,669

	China — 3.1%
181	Baidu, Inc., ADR (a)	32,538
5,578	China Overseas Land & Investment Ltd.	16,179
30,300	CNOOC Ltd.	35,348
5,321	Ping An Insurance Group Co. of China Ltd., Class H	29,913

		113,978

	Denmark — 1.0%
974	Novo Nordisk A/S, Class B	37,917

	France — 12.2%
855	Accor SA	38,988
1,834	AXA SA	48,919
681	BNP Paribas SA	48,035
243	Essilor International SA	31,448
305	Imerys SA	26,202
66	Kering	20,404
203	LVMH Moet Hennessy Louis Vuitton SE	50,046
273	Pernod Ricard SA	34,105
490	Safran SA	40,588
570	Sanofi	53,829
733	Schneider Electric SE	58,067

		450,631

	Germany — 6.9%
327	Allianz SE (Registered)	62,328
405	Bayer AG (Registered)	50,164
249	Continental AG	55,862
165	Fresenius Medical Care AG & Co. KGaA	14,642
700	SAP SE	70,098

		253,094

	Hong Kong — 4.5%
6,716	AIA Group Ltd.	46,483
5,301	Cheung Kong Property Holdings Ltd.	37,951
4,030	CK Hutchison Holdings Ltd.	50,318
7,070	Sands China Ltd.	32,021

		166,773

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 1.1%
520	HDFC Bank Ltd., ADR	41,364

	Indonesia — 0.7%
40,823	Astra International Tbk. PT	27,359

	Israel — 0.6%
699	Teva Pharmaceutical Industries Ltd., ADR	22,073

	Japan — 20.8%
2,593	Astellas Pharma, Inc.	34,189
328	Daikin Industries Ltd.	31,880
214	FANUC Corp.	43,590
1,490	Honda Motor Co. Ltd.	43,373
3,680	Inpex Corp.	35,259
1,625	Japan Tobacco, Inc.	54,076
1,311	KDDI Corp.	34,752
93	Keyence Corp.	37,226
1,346	Komatsu Ltd.	35,954
3,232	Kubota Corp.	50,915
1,108	Makita Corp.	39,519
1,362	Mitsui Fudosan Co. Ltd.	29,967
397	Nidec Corp.	36,463
235	Nitto Denko Corp.	17,673
581	Shin-Etsu Chemical Co. Ltd.	50,456
149	SMC Corp.	42,026
1,692	Sumitomo Mitsui Financial Group, Inc.	62,821
315	Tokyo Electron Ltd.	38,239
912	Toyota Motor Corp.	49,374

		767,752

	Macau — 0.8%
12,614	Wynn Macau Ltd.	27,651

	Netherlands — 5.6%
463	Akzo Nobel NV	40,490
332	ASML Holding NV	43,844
3,621	ING Groep NV	59,025
2,413	Royal Dutch Shell plc, Class A	62,673

		206,032

	South Africa — 1.1%
216	Naspers Ltd., Class N	41,151

	South Korea — 2.7%
95	Hyundai Mobis Co. Ltd.	18,455
83	Samsung Electronics Co. Ltd., GDR	80,965

		99,420

	Spain — 1.2%
5,649	Banco Bilbao Vizcaya Argentaria SA	45,257

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — 10.6%
505	Cie Financiere Richemont SA (Registered)	42,161
9,313	Glencore plc (a)	36,603
835	LafargeHolcim Ltd. (Registered) (a)	47,388
945	Novartis AG (Registered)	72,759
298	Roche Holding AG	78,098
3,814	UBS Group AG (Registered) (a)	65,108
170	Zurich Insurance Group AG	47,053

		389,170

	Taiwan — 1.2%
1,335	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	44,155

	United Kingdom — 19.1%
890	British American Tobacco plc	60,120
2,137	Burberry Group plc	44,651
9,626	HSBC Holdings plc	79,325
717	Imperial Brands plc	35,107
32,579	Lloyds Banking Group plc	29,273
4,681	Meggitt plc	28,033
890	Persimmon plc	26,868
3,465	Prudential plc	76,895
1,467	RELX NV	28,341
703	Rio Tinto Ltd.	31,804
543	Rio Tinto plc	21,415
4,743	Standard Chartered plc (a)	44,324
975	TechnipFMC plc (a)	29,320
865	Travis Perkins plc	18,048
949	Unilever plc	48,843
24,977	Vodafone Group plc	64,332
1,839	WPP plc	39,370

		706,069

	United States — 1.0%
600	Shire plc	35,393

	Total Common Stocks (Cost $$3,044,043)	3,576,370

Preferred Stocks — 1.1%
	Germany — 1.1%
315	Henkel AG & Co. KGaA (Preference) (Cost $27,580)	42,841

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
76,383	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $76,383)	76,383

	Total Investments — 100.2% (Cost $3,148,006)	3,695,594
	Liabilities in Excess of Other Assets — (0.2)%	(7,184)

	NET ASSETS — 100.0%	$3,688,410

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.1%
Pharmaceuticals	9.4
Insurance	8.4
Machinery	5.7
Textiles, Apparel & Luxury Goods	4.3
Tobacco	4.0
Metals & Mining	3.6
Oil, Gas & Consumable Fuels	3.6
Semiconductors & Semiconductor Equipment	3.4
Automobiles	3.2
Chemicals	2.9
Wireless Telecommunication Services	2.7
Hotels, Restaurants & Leisure	2.7
Electrical Equipment	2.5
Beverages	2.5

INDUSTRY	PERCENTAGE
Real Estate Management & Development	2.3%
Technology Hardware, Storage & Peripherals	2.2
Media	2.2
Auto Components	2.0
Construction Materials	2.0
Software	1.9
Aerospace & Defense	1.9
Capital Markets	1.8
Industrial Conglomerates	1.4
Personal Products	1.3
Household Products	1.2
Electronic Equipment, Instruments & Components	1.0
Biotechnology	1.0
Others (each less than 1.0%)	5.7
Short-Term Investment	2.1

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,635	EUR	BNP Paribas	05/03/17	$15,947	$15,942	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Belgium — 2.9%
46	Anheuser-Busch InBev SA/NV	5,177

	Brazil — 0.7%
149	Vale SA, ADR (a)	1,279

	Canada — 1.9%
29	Toronto-Dominion Bank (The)	1,353
43	TransCanada Corp.	1,976

		3,329

	China — 1.6%
2,343	CNOOC Ltd.	2,733

	Czech Republic — 1.8%
962	Moneta Money Bank A/S (e)	3,110

	Denmark — 2.7%
131	Danske Bank A/S	4,749

	Finland — 3.9%
31	Cargotec OYJ, Class B	1,860
231	Nokia OYJ, ADR	1,325
139	UPM-Kymmene OYJ	3,660

		6,845

	France — 7.5%
11	Airbus SE	862
30	Cie Generale des Etablissements Michelin	3,889
36	Sanofi	3,400
7	Unibail-Rodamco SE	1,746
38	Vinci SA	3,244

		13,141

	Germany — 12.1%
17	Allianz SE (Registered)	3,180
25	BASF SE	2,450
11	Continental AG	2,573
46	Daimler AG (Registered)	3,420
22	Deutsche Boerse AG	2,156
76	Deutsche Wohnen AG	2,607
25	Evonik Industries AG	848
28	Siemens AG (Registered)	3,974

		21,208

	Hong Kong — 1.0%
406	Sands China Ltd.	1,841

	Israel — 0.7%
38	Teva Pharmaceutical Industries Ltd., ADR	1,201

	Japan — 10.7%
90	Bridgestone Corp.	3,754
104	Daiwa House Industry Co. Ltd.	3,095

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
535	Daiwa Securities Group, Inc.	3,255
128	Mitsubishi Corp.	2,771
592	Mitsubishi UFJ Financial Group, Inc., ADR	3,755
52	Nippon Telegraph & Telephone Corp.	2,237

		18,867

	Netherlands — 5.6%
192	ING Groep NV	3,128
165	Koninklijke Ahold Delhaize NV	3,417
99	NN Group NV	3,293

		9,838

	New Zealand — 1.3%
879	Spark New Zealand Ltd.	2,229

	Norway — 1.5%
172	DNB ASA	2,692

	Russia — 4.8%
63	LUKOIL PJSC, ADR	3,130
164	MMC Norilsk Nickel PJSC, ADR	2,512
210	Severstal PJSC, GDR	2,864

		8,506

	South Korea — 1.9%
2	Samsung Electronics Co. Ltd.	3,433

	Spain — 1.0%
152	Telefonica SA	1,681

	Sweden — 0.9%
68	Skandinaviska Enskilda Banken AB, Class A	779
121	Telefonaktiebolaget LM Ericsson, Class B	788

		1,567

	Switzerland — 7.5%
27	Galenica Sante Ltd. (a) (e)	1,193
522	Glencore plc (a)	2,052
30	LafargeHolcim Ltd. (Registered) (a)	1,682
23	Novartis AG (Registered)	1,781
34	Swiss Re AG	2,924
56	Wolseley plc	3,533

		13,165

	Taiwan — 0.9%
47	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,562

	United Kingdom — 24.1%
190	3i Group plc	1,956
351	BAE Systems plc	2,850
275	Beazley plc	1,566

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
67	Berkeley Group Holdings plc	2,844
78	British American Tobacco plc	5,262
695	Direct Line Insurance Group plc	3,141
300	GlaxoSmithKline plc	6,033
100	HSBC Holdings plc, ADR	4,102
62	Imperial Brands plc	3,032
32	InterContinental Hotels Group plc	1,683
628	ITV plc	1,708
31	Persimmon plc	927
73	Prudential plc	1,630
219	RSA Insurance Group plc	1,693
187	WPP plc	4,012

		42,439

	Total Common Stocks (Cost $155,245)	170,592

Short-Term Investment — 1.9%
	Investment Company — 1.9%
3,386	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $3,386)	3,386

	Total Investments — 98.9% (Cost $158,631)	173,978
	Other Assets in Excess of Liabilities — 1.1%	1,894

	NET ASSETS — 100.0%	$175,872

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.6%
Insurance	10.0
Pharmaceuticals	7.8
Auto Components	5.9
Metals & Mining	5.0
Tobacco	4.8
Oil, Gas & Consumable Fuels	4.5
Capital Markets	4.2
Trading Companies & Distributors	3.6
Diversified Telecommunication Services	3.5
Media	3.3
Real Estate Management & Development	3.3
Beverages	3.0
Industrial Conglomerates	2.3
Household Durables	2.2
Aerospace & Defense	2.1
Paper & Forest Products	2.1
Hotels, Restaurants & Leisure	2.0
Technology Hardware, Storage & Peripherals	2.0
Automobiles	2.0
Food & Staples Retailing	2.0
Chemicals	1.9
Construction & Engineering	1.9
Communications Equipment	1.2
Machinery	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Construction Materials	1.0
Others (each less than 1.0%)	0.8
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Australia — 3.8%
1,372	Australia & New Zealand Banking Group Ltd.	33,592
260	Commonwealth Bank of Australia	17,009
7,729	Goodman Group	46,928
2,832	Oil Search Ltd.	15,280

		112,809

	Belgium — 1.6%
416	Anheuser-Busch InBev SA/NV	46,945

	Chile — 1.1%
3,018	Antofagasta plc	32,747

	China — 2.8%
8,276	China Resources Gas Group Ltd.	27,891
12,100	China Resources Land Ltd.	33,529
663	Tencent Holdings Ltd.	20,768

		82,188

	Denmark — 2.4%
436	Chr Hansen Holding A/S	29,388
205	Genmab A/S (a)	40,740

		70,128

	Finland — 2.2%
1,300	UPM-Kymmene OYJ	34,254
491	Wartsila OYJ Abp	29,835

		64,089

	France — 13.9%
535	Airbus SE	43,244
1,353	AXA SA	36,106
709	BNP Paribas SA	50,050
393	Cap Gemini SA	39,319
102	Kering	31,718
1,044	Klepierre	40,982
252	Pernod Ricard SA	31,563
301	Renault SA	28,086
252	Sanofi	23,843
370	Thales SA	38,866
979	TOTAL SA	50,266

		414,043

	Germany — 7.8%
197	adidas AG	39,582
140	Continental AG	31,400
271	Deutsche Boerse AG	26,534
406	Fresenius SE & Co. KGaA	32,950
1,962	Infineon Technologies AG	40,555
434	Siemens AG (Registered)	62,267

		233,288

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 1.5%
566	HDFC Bank Ltd., ADR	45,077

	Italy — 2.4%
8,724	Enel SpA	41,475
35,094	Telecom Italia SpA (a)	31,150

		72,625

	Japan — 23.7%
384	Daikin Industries Ltd.	37,373
295	Dentsu, Inc.	16,641
1,815	DMG Mori Co. Ltd.	29,971
978	Honda Motor Co. Ltd.	28,457
468	Izumi Co. Ltd.	23,402
1,135	Japan Airlines Co. Ltd.	35,829
2,405	Kajima Corp.	16,330
108	Keyence Corp.	43,578
1,574	Marui Group Co. Ltd.	21,561
1,773	Mitsubishi Corp.	38,255
8,201	Mitsubishi UFJ Financial Group, Inc.	51,963
1,596	Mitsui Fudosan Co. Ltd.	35,116
1,332	Nippon Steel & Sumitomo Metal Corp.	30,000
898	Nippon Telegraph & Telephone Corp.	38,467
428	Oriental Land Co. Ltd.	24,599
2,633	ORIX Corp.	40,235
453	Sompo Holdings, Inc.	17,108
1,102	Sumitomo Mitsui Financial Group, Inc.	40,922
455	Suntory Beverage & Food Ltd.	20,495
1,028	Suzuki Motor Corp.	42,952
961	Tokio Marine Holdings, Inc.	40,502
1,386	Yamato Holdings Co. Ltd.	29,959

		703,715

	Netherlands — 6.9%
278	ASML Holding NV	36,744
3,085	ING Groep NV	50,291
1,885	Koninklijke Ahold Delhaize NV	39,050
2,990	Royal Dutch Shell plc, Class A	77,952

		204,037

	Norway — 1.4%
7,211	Norsk Hydro ASA	41,096

	Spain — 1.6%
3,774	Distribuidora Internacional de Alimentacion SA	22,439
674	Industria de Diseno Textil SA	25,821

		48,260

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Sweden — 1.3%
2,753	Svenska Handelsbanken AB, Class A	39,055

	Switzerland — 5.4%
269	Roche Holding AG	70,321
2,541	UBS Group AG (Registered) (a)	43,384
718	Wolseley plc	45,607

		159,312

	United Kingdom — 16.5%
789	Associated British Foods plc	28,730
554	AstraZeneca plc	33,156
948	British American Tobacco plc	64,030
7,012	Dixons Carphone plc	30,460
1,727	GlaxoSmithKline plc	34,762
5,276	Kingfisher plc	23,343
2,061	Prudential plc	45,732
1,174	Rio Tinto plc	46,310
4,741	Standard Chartered plc (a)	44,307
8,587	Taylor Wimpey plc	22,242
930	TechnipFMC plc (a)	27,948
906	Unilever NV, CVA	47,460
16,568	Vodafone Group plc	42,674

		491,154

	United States — 1.4%
699	Shire plc	41,186

	Total Common Stocks (Cost $2,514,603)	2,901,754

Preferred Stock — 1.2%
	Germany — 1.2%
265	Henkel AG & Co. KGaA (Preference) (Cost $23,526)	36,068

Short-Term Investment — 1.3%
	Investment Company — 1.3%
38,835	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $38,835)	38,835

	Total Investments — 100.2% (Cost $2,576,964)	2,976,657
	Liabilities in Excess of Other Assets — (0.2)%	(4,906)

	NET ASSETS — 100.0%	$2,971,751

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.5%
Pharmaceuticals	5.4
Metals & Mining	5.0
Oil, Gas & Consumable Fuels	4.8
Insurance	4.6
Automobiles	3.3
Beverages	3.3
Equity Real Estate Investment Trusts (REITs)	3.0
Trading Companies & Distributors	2.8
Aerospace & Defense	2.8
Biotechnology	2.7
Specialty Retail	2.7
Semiconductors & Semiconductor Equipment	2.6
Textiles, Apparel & Luxury Goods	2.4
Capital Markets	2.3
Diversified Telecommunication Services	2.3
Real Estate Management & Development	2.3
Tobacco	2.2
Industrial Conglomerates	2.1
Food & Staples Retailing	2.1
Machinery	2.0
Personal Products	1.6
Multiline Retail	1.5
Electronic Equipment, Instruments & Components	1.5
Wireless Telecommunication Services	1.4
Electric Utilities	1.4
Diversified Financial Services	1.4
IT Services	1.3
Building Products	1.3
Household Products	1.2
Airlines	1.2
Paper & Forest Products	1.2
Health Care Providers & Services	1.1
Auto Components	1.1
Air Freight & Logistics	1.0
Chemicals	1.0
Food Products	1.0
Others (each less than 1.0%)	5.3
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2017		NET UNREALIZED APPRECIATION (DEPRECIATION)
13,310 11,312	EUR for GBP	BNP Paribas	05/10/17	$14,655	#	$14,504	#	$(151)
1,058,538 7,664	JPY for GBP	Goldman Sachs International	05/10/17	9,928	#	9,498	#	(430)
141,926	AUD	Australia & New Zealand Banking Group Ltd.	05/10/17	108,010		106,259		(1,751)
15,086	CHF	HSBC Bank, NA	05/10/17	15,148		15,169		21
21,459	CHF	Standard Chartered Bank	05/10/17	21,343		21,577		234
104,016	CHF	TD Bank Financial Group	05/10/17	105,119		104,590		(529)
37,812	EUR	HSBC Bank, NA	05/10/17	40,080		41,204		1,124
29,473	EUR	State Street Corp.	05/10/17	31,467		32,117		650
44,592	EUR	Union Bank of Switzerland AG	05/10/17	47,852		48,593		741
36,687	GBP	Barclays Bank plc	05/10/17	46,161		47,528		1,367
7,952	GBP	Goldman Sachs International	05/10/17	9,899		10,302		403
24,590	GBP	HSBC Bank, NA	05/10/17	30,512		31,856		1,344
10,844	GBP	National Australia Bank	05/10/17	13,585		14,048		463
160,969	HKD	HSBC Bank, NA	05/10/17	20,771		20,698		(73)
2,659,164	JPY	HSBC Bank, NA	05/10/17	23,294		23,862		568
2,210,477	JPY	Merrill Lynch International	05/10/17	19,749		19,835		86
3,796,863	JPY	National Australia Bank	05/10/17	34,101		34,070		(31)
1,696,022	JPY	Societe Generale	05/10/17	14,961		15,219		258
1,963,262	JPY	State Street Corp.	05/10/17	17,713		17,617		(96)
118,421	SEK	Barclays Bank plc	05/10/17	13,102		13,375		273
59,817	SEK	National Australia Bank	05/10/17	6,651		6,756		105
306,528	SEK	Union Bank of Switzerland AG	05/10/17	34,839		34,622		(217)
48,233	SGD	HSBC Bank, NA	05/11/17	34,092		34,526		434
				$713,032		$717,825		$4,793

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
185,329	DKK	Merrill Lynch International	05/10/17	$26,807	$27,152	$(345)
7,156	EUR	Australia & New Zealand Banking Group Ltd.	05/10/17	7,604	7,797	(193)
195,316	EUR	Barclays Bank plc	05/10/17	209,803	212,840	(3,037)
6,788	EUR	Citibank, NA	05/10/17	7,341	7,397	(56)
29,693	EUR	Goldman Sachs International	05/10/17	31,390	32,358	(968)
37,740	EUR	Merrill Lynch International	05/10/17	40,289	41,126	(837)
5,440	EUR	National Australia Bank	05/10/17	5,775	5,928	(153)
46,665	EUR	State Street Corp.	05/10/17	49,276	50,853	(1,577)
10,821	EUR	TD Bank Financial Group	05/10/17	11,453	11,792	(339)
10,617	GBP	Australia & New Zealand Banking Group Ltd.	05/10/17	13,119	13,754	(635)
5,801	GBP	BNP Paribas	05/10/17	7,252	7,515	(263)
6,868	GBP	Goldman Sachs International	05/10/17	8,541	8,897	(356)
42,591	GBP	HSBC Bank, NA	05/10/17	52,982	55,176	(2,194)
85,561	HKD	Union Bank of Switzerland AG	05/10/17	11,041	11,002	39

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
8,401,047	JPY	Barclays Bank plc	05/10/17	$75,054	$75,385	$(331)
2,878,121	JPY	BNP Paribas	05/10/17	25,949	25,826	123
2,509,034	JPY	Royal Bank of Canada	05/10/17	22,420	22,515	(95)
978,456	JPY	Standard Chartered Bank	05/10/17	8,881	8,780	101
1,786,001	JPY	State Street Corp.	05/10/17	15,671	16,026	(355)
190,241	NOK	TD Bank Financial Group	05/10/17	22,941	22,160	781
				$653,589	$664,279	$(10,690)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2017 of the currency being sold, and the value at April 30, 2017 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.4%
	Australia — 6.4%
1,039	AMP Ltd.	4,164
761	Australia & New Zealand Banking Group Ltd.	18,622
449	BGP Holdings Beneficial (a)	6
924	BHP Billiton Ltd.	16,453
298	Commonwealth Bank of Australia	19,461
52	CSL Ltd.	5,118
998	Dexus Property Group	7,619
1,794	Goodman Group	10,891
132	Macquarie Group Ltd.	9,194
52	National Australia Bank Ltd.	1,324
394	Wesfarmers Ltd.	12,694
168	Westpac Banking Corp.	4,406

		109,952

	Austria — 0.4%
212	Erste Group Bank AG (a)	7,574

	Belgium — 1.1%
171	Anheuser-Busch InBev SA/NV	19,309

	Denmark — 1.0%
77	Chr Hansen Holding A/S	5,207
318	Novo Nordisk A/S, Class B	12,375

		17,582

	Finland — 2.0%
117	Cargotec OYJ, Class B	6,964
2,145	Nokia OYJ	12,264
668	Outokumpu OYJ	6,399
135	Wartsila OYJ Abp	8,205

		33,832

	France — 9.7%
156	Air Liquide SA	18,774
198	Airbus SE	15,996
619	AXA SA	16,521
215	BNP Paribas SA	15,206
68	Cap Gemini SA	6,834
745	Natixis SA	5,183
80	Pernod Ricard SA	9,962
112	Renault SA	10,484
201	Sanofi	19,011
191	Schneider Electric SE	15,094
69	Sodexo SA	8,706
313	TOTAL SA	16,043
466	Vivendi SA	9,239

		167,053

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — 9.5%
51	adidas AG	10,215
15	Allianz SE (Registered)	2,915
26	BASF SE	2,542
183	Bayer AG (Registered)	22,653
160	Brenntag AG	9,463
238	Daimler AG (Registered)	17,731
85	Deutsche Bank AG (Registered) (a)	1,531
103	Deutsche Boerse AG	10,056
317	Deutsche Post AG (Registered)	11,408
612	Deutsche Telekom AG (Registered)	10,738
45	HeidelbergCement AG	4,143
431	Infineon Technologies AG	8,904
40	Linde AG	7,187
205	SAP SE	20,561
160	Siemens AG (Registered)	22,890

		162,937

	Hong Kong — 2.5%
778	AIA Group Ltd.	5,382
701	Cheung Kong Property Holdings Ltd.	5,020
960	CK Hutchison Holdings Ltd.	11,990
153	Hang Seng Bank Ltd.	3,092
858	Power Assets Holdings Ltd.	7,717
766	Sands China Ltd.	3,468
811	Wharf Holdings Ltd. (The)	6,917

		43,586

	Ireland — 0.4%
81	Ryanair Holdings plc, ADR (a)	7,417

	Israel — 0.6%
318	Teva Pharmaceutical Industries Ltd., ADR	10,056

	Italy — 3.0%
486	Assicurazioni Generali SpA	7,703
315	Atlantia SpA	7,981
2,544	Enel SpA	12,096
1,244	Intesa Sanpaolo SpA	3,631
9,768	Telecom Italia SpA (a)	8,670
708	UniCredit SpA (a)	11,524

		51,605

	Japan — 20.6%
238	Bridgestone Corp.	9,923
54	Central Japan Railway Co.	9,056
97	Daikin Industries Ltd.	9,391
93	Dentsu, Inc.	5,266
355	DMG Mori Co. Ltd.	5,867

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Japan — continued
129		East Japan Railway Co.	11,550
112		Electric Power Development Co. Ltd.	2,594
1,205		Fujitsu Ltd.	7,523
1,698		Hitachi Ltd.	9,380
374		Honda Motor Co. Ltd.	10,888
438		J Front Retailing Co. Ltd.	6,311
241		Japan Airlines Co. Ltd.	7,621
73		Japan Tobacco, Inc.	2,412
254		JFE Holdings, Inc.	4,338
1,290		JXTG Holdings, Inc.	5,820
987		Kajima Corp.	6,702
213		KDDI Corp.	5,658
10		Keyence Corp.	3,899
561		Kirin Holdings Co. Ltd.	10,913
378		Kyowa Hakko Kirin Co. Ltd.	6,498
322		Kyushu Electric Power Co., Inc.	3,478
144		Mabuchi Motor Co. Ltd.	8,129
495		Mazda Motor Corp.	7,314
318		Medipal Holdings Corp.	5,267
2,332		Mitsubishi UFJ Financial Group, Inc.	14,775
410		Mitsui Fudosan Co. Ltd.	9,013
188		MS&AD Insurance Group Holdings, Inc.	6,120
413		NGK Spark Plug Co. Ltd.	8,963
85		Nidec Corp.	7,836
203		Nippon Steel & Sumitomo Metal Corp.	4,569
279		Nippon Telegraph & Telephone Corp.	11,944
47		Nishi-Nippon Financial Holdings, Inc.	443
—	(h)	Nitori Holdings Co. Ltd.	11
325		ORIX Corp.	4,964
129		Otsuka Corp.	6,883
110		Otsuka Holdings Co. Ltd.	5,062
293		Seiko Epson Corp.	5,999
313		Seven & i Holdings Co. Ltd.	13,207
88		Shin-Etsu Chemical Co. Ltd.	7,666
323		Sony Corp.	11,069
1,053		Sumitomo Bakelite Co. Ltd.	6,767
347		Sumitomo Mitsui Financial Group, Inc.	12,892
214		Sumitomo Realty & Development Co. Ltd.	5,781
170		Suntory Beverage & Food Ltd.	7,637
423		Takashimaya Co. Ltd.	3,895
990		Tokyo Gas Co. Ltd.	4,596
371		Toyota Motor Corp.	20,068
380		Yamato Holdings Co. Ltd.	8,216

			354,174

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 0.5%
1,128	ArcelorMittal (a)	8,867

	Netherlands — 5.0%
68	ASML Holding NV	8,963
127	Heineken NV	11,336
888	ING Groep NV	14,473
354	Koninklijke Philips NV	12,225
187	NN Group NV	6,210
519	Royal Dutch Shell plc, Class A	13,465
704	Royal Dutch Shell plc, Class B	18,720

		85,392

	New Zealand — 0.3%
2,237	Spark New Zealand Ltd.	5,669

	Norway — 0.4%
1,088	Norsk Hydro ASA	6,199

	Portugal — 0.3%
330	Galp Energia SGPS SA	5,127

	Singapore — 0.9%
942	DBS Group Holdings Ltd.	13,003
371	Singapore Exchange Ltd.	1,966

		14,969

	Spain — 2.3%
1,361	Banco Santander SA	8,873
7,584	Bankia SA	9,208
1,364	Iberdrola SA	9,804
302	Repsol SA	4,768
654	Telefonica SA	7,233

		39,886

	Sweden — 0.8%
1,086	Nordea Bank AB	13,358

	Switzerland — 9.4%
172	Cie Financiere Richemont SA (Registered)	14,382
166	Credit Suisse Group AG (Registered) (a)	2,532
164	LafargeHolcim Ltd. (Registered) (a)	9,318
36	LafargeHolcim Ltd. (Registered) (a)	2,041
550	Nestle SA (Registered)	42,338
213	Novartis AG (Registered)	16,405
121	Roche Holding AG	31,593
13	Syngenta AG (a)	5,826
754	UBS Group AG (Registered) (a)	12,875
203	Wolseley plc	12,899
38	Zurich Insurance Group AG	10,386

		160,595

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — 15.2%
692	3i Group plc	7,112
185	Associated British Foods plc	6,746
206	AstraZeneca plc	12,309
1,421	Aviva plc	9,665
791	Barratt Developments plc	5,939
2,108	BP plc	12,069
400	British American Tobacco plc	27,006
3,632	Centrica plc	9,308
1,574	Debenhams plc	1,044
1,288	Dixons Carphone plc	5,596
756	GlaxoSmithKline plc	15,211
2,475	HSBC Holdings plc	20,412
249	HSBC Holdings plc	2,050
224	InterContinental Hotels Group plc	11,880
2,738	ITV plc	7,446
11,115	Lloyds Banking Group plc	9,987
623	Prudential plc	13,819
99	Reckitt Benckiser Group plc	9,136
143	Rio Tinto Ltd.	6,489
76	Rio Tinto plc	2,979
1,298	Standard Chartered plc (a)	12,131
2,396	Taylor Wimpey plc	6,205
180	TechnipFMC plc (a)	5,422
174	Unilever NV, CVA	9,094
6,783	Vodafone Group plc	17,471
81	Whitbread plc	4,226
435	WPP plc	9,320

		260,072

	United States — 1.1%
304	Shire plc	17,928

	Total Common Stocks (Cost $1,438,943)	1,603,139

PRINCIPAL AMOUNT($)
Corporate Bond — 0.0% (g)
	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
BRL 11	Vale SA, Series A6, VAR, 0.000% (x) (y) (Cost $—)	—	(h)

SHARES
Preferred Stocks — 1.0%
	Germany — 1.0%
98	Henkel AG & Co. KGaA (Preference)	13,270
24	Volkswagen AG (Preference)	3,828

	Total Preferred Stocks (Cost $12,862)	17,098

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.1%
	Investment Company — 2.1%
36,122	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $36,122)	36,122

	Total Investments — 96.5% (Cost $1,487,927)	1,656,359
	Other Assets in Excess of Liabilities — 3.5%	59,585

	NET ASSETS — 100.0%	$1,715,944

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.4%
Pharmaceuticals	9.1
Insurance	4.7
Oil, Gas & Consumable Fuels	4.6
Automobiles	4.2
Beverages	3.6
Metals & Mining	3.4
Chemicals	3.3
Diversified Telecommunication Services	3.2
Food Products	3.0
Industrial Conglomerates	2.8
Capital Markets	2.7
Electric Utilities	2.0
Electrical Equipment	1.9
Tobacco	1.8
Hotels, Restaurants & Leisure	1.7
Real Estate Management & Development	1.6
Food & Staples Retailing	1.6

INDUSTRY	PERCENTAGE
Textiles, Apparel & Luxury Goods	1.5%
Household Durables	1.4
Wireless Telecommunication Services	1.4
Biotechnology	1.4
Household Products	1.4
Trading Companies & Distributors	1.3
Media	1.3
IT Services	1.3
Machinery	1.3
Road & Rail	1.2
Software	1.2
Air Freight & Logistics	1.2
Auto Components	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
Semiconductors & Semiconductor Equipment	1.1
Aerospace & Defense	1.0
Others (each less than 1.0%)	9.0
Short-Term Investment	2.2

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
41	TOPIX Index	06/08/17	JPY	$5,636	$157
195	Euro STOXX 50 Index	06/16/17	USD	7,452	396
72	FTSE 100 Index	06/16/17	USD	6,681	(67)

					$486

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,260	EUR	Goldman Sachs International	05/02/17	$1,370	$1,373	$3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Belgium — 2.0%
31	Anheuser-Busch InBev SA/NV	3,492

	Canada — 3.9%
76	Alimentation Couche-Tard, Inc., Class B	3,476
47	Canadian National Railway Co.	3,375

		6,851

	China — 7.7%
20	Baidu, Inc., ADR (a)	3,545
2,298	China Unicom Hong Kong Ltd.	2,974
3,785	CNOOC Ltd.	4,413
72	JD.com, Inc., ADR (a)	2,516

		13,448

	Denmark — 1.5%
69	Novo Nordisk A/S, Class B	2,701

	Finland — 4.8%
812	Nokia OYJ	4,641
61	Wartsila OYJ Abp	3,685

		8,326

	Germany — 4.6%
22	Continental AG	4,843
71	Zalando SE (a) (e)	3,113

		7,956

	Hong Kong — 5.8%
605	AIA Group Ltd.	4,186
355	Cheung Kong Property Holdings Ltd.	2,538
273	CK Hutchison Holdings Ltd.	3,403

		10,127

	India — 2.3%
51	HDFC Bank Ltd., ADR	4,054

	Israel — 2.0%
109	Teva Pharmaceutical Industries Ltd., ADR	3,433

	Italy — 1.5%
157	UniCredit SpA (a)	2,560

	Japan — 10.1%
4	Keyence Corp.	1,608
159	Komatsu Ltd.	4,257
248	Kubota Corp.	3,903
263	ORIX Corp.	4,024
44	Shin-Etsu Chemical Co. Ltd.	3,790

		17,582

SHARES	SECURITY DESCRIPTION	VALUE($)

	Macau — 1.5%
1,196	Wynn Macau Ltd.	2,623

	Netherlands — 10.7%
41	Akzo Nobel NV	3,570
284	Altice NV, Class A (a)	7,052
218	ING Groep NV	3,554
135	NN Group NV	4,484

		18,660

	South Africa — 1.3%
12	Naspers Ltd., Class N	2,245

	South Korea — 6.3%
20	Hyundai Motor Co.	2,514
17	LG Chem Ltd.	4,021
5	Samsung Electronics Co. Ltd., GDR	4,504

		11,039

	Spain — 2.6%
573	Banco Bilbao Vizcaya Argentaria SA	4,591

	Switzerland — 7.7%
41	Cie Financiere Richemont SA (Registered)	3,461
638	Glencore plc (a)	2,506
77	LafargeHolcim Ltd. (Registered) (a)	4,363
180	UBS Group AG (Registered) (a)	3,072

		13,402

	United Kingdom — 18.3%
88	British American Tobacco plc	5,978
1,099	ITV plc	2,990
480	Meggitt plc	2,876
180	RELX NV	3,476
69	Rio Tinto plc	2,740
162	Smith & Nephew plc	2,662
432	Standard Chartered plc (a)	4,040
88	TechnipFMC plc (a)	2,648
1,722	Vodafone Group plc	4,434

		31,844

	United States — 1.2%
35	Shire plc	2,066

	Total Common Stocks (Cost $152,822)	167,000

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
5,532	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $5,532)	5,532

	Total Investments — 99.0% (Cost $158,354)	172,532
	Other Assets in Excess of Liabilities — 1.0%	1,827

	NET ASSETS — 100.0%	$174,359

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.9%
Media	7.0
Machinery	6.9
Chemicals	6.6
Insurance	5.0
Pharmaceuticals	3.6
Tobacco	3.5
Internet & Direct Marketing Retail	3.3
Metals & Mining	3.0
Auto Components	2.8
Communications Equipment	2.7
Technology Hardware, Storage & Peripherals	2.6
Wireless Telecommunication Services	2.6
Oil, Gas & Consumable Fuels	2.6
Construction Materials	2.5
Diversified Financial Services	2.3
Internet Software & Services	2.1
Beverages	2.0
Professional Services	2.0
Food & Staples Retailing	2.0
Textiles, Apparel & Luxury Goods	2.0
Industrial Conglomerates	2.0
Road & Rail	2.0
Capital Markets	1.8
Diversified Telecommunication Services	1.7
Aerospace & Defense	1.7
Health Care Equipment & Supplies	1.5
Energy Equipment & Services	1.5
Hotels, Restaurants & Leisure	1.5
Real Estate Management & Development	1.5
Automobiles	1.5
Biotechnology	1.2
Others (each less than 1.0%)	0.9
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Australia — 3.9%
935	Australia & New Zealand Banking Group Ltd.	22,888
1,529	Goodman Group	9,282

		32,170

	Austria — 1.1%
258	Erste Group Bank AG (a)	9,249

	Belgium — 2.2%
79	Anheuser-Busch InBev SA/NV	8,965
125	KBC Group NV	9,024

		17,989

	Canada — 1.0%
185	TransCanada Corp.	8,589

	Chile — 0.6%
200	Banco Santander Chile, ADR	4,722

	China — 0.8%
5,684	CNOOC Ltd.	6,631

	Finland — 1.0%
855	Outokumpu OYJ	8,183

	France — 15.9%
104	Air Liquide SA	12,494
123	Airbus SE	9,912
667	AXA SA	17,792
260	BNP Paribas SA	18,347
1,270	Natixis SA	8,840
126	Renault SA	11,766
145	Sanofi	13,730
129	Schneider Electric SE	10,243
545	TOTAL SA	27,984

		131,108

	Germany — 8.3%
59	Bayer AG (Registered)	7,250
120	Brenntag AG	7,135
184	Daimler AG (Registered)	13,726
94	Deutsche Boerse AG	9,208
33	HeidelbergCement AG	3,070
235	Infineon Technologies AG	4,858
164	Siemens AG (Registered)	23,490

		68,737

	Hong Kong — 1.3%
863	CK Hutchison Holdings Ltd.	10,772

	Ireland — 0.9%
78	Ryanair Holdings plc, ADR (a)	7,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Israel — 1.3%
327	Teva Pharmaceutical Industries Ltd., ADR	10,338

	Italy — 3.3%
2,970	Enel SpA	14,121
2,497	Intesa Sanpaolo SpA	7,290
6,452	Telecom Italia SpA (a)	5,726

		27,137

	Japan — 22.7%
298	Bridgestone Corp.	12,434
98	Daikin Industries Ltd.	9,567
65	Dentsu, Inc.	3,669
351	DMG Mori Co. Ltd.	5,788
455	Honda Motor Co. Ltd.	13,255
275	Japan Airlines Co. Ltd.	8,675
178	Mabuchi Motor Co. Ltd.	10,020
497	Mitsubishi Corp.	10,715
3,604	Mitsubishi UFJ Financial Group, Inc.	22,836
265	Mitsui Fudosan Co. Ltd.	5,831
458	NGK Spark Plug Co. Ltd.	9,928
325	Nippon Telegraph & Telephone Corp.	13,945
177	Otsuka Corp.	9,481
74	Sompo Holdings, Inc.	2,804
171	Sony Corp.	5,881
716	Sumitomo Electric Industries Ltd.	11,697
180	Sumitomo Mitsui Financial Group, Inc.	6,695
233	Sumitomo Mitsui Trust Holdings, Inc.	7,964
158	Suzuki Motor Corp.	6,605
71	Toyota Motor Corp.	3,864
262	Yamato Holdings Co. Ltd.	5,662

		187,316

	Luxembourg — 1.0%
1,038	ArcelorMittal (a)	8,154

	Netherlands — 7.7%
267	ASR Nederland NV (a)	7,908
1,007	ING Groep NV	16,413
212	NN Group NV	7,031
1,248	Royal Dutch Shell plc, Class A	32,398

		63,750

	Norway — 1.0%
1,497	Norsk Hydro ASA	8,529

	Singapore — 1.2%
741	DBS Group Holdings Ltd.	10,235

	South Korea — 1.1%
5	Samsung Electronics Co. Ltd.	9,202

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Spain — 3.0%
10,323	Bankia SA	12,534
1,698	Iberdrola SA	12,203

		24,737

	Sweden — 1.8%
1,179	Nordea Bank AB	14,499

	Switzerland — 4.5%
102	LafargeHolcim Ltd. (Registered) (a)	5,810
29	Roche Holding AG	7,577
127	Wolseley plc	8,097
57	Zurich Insurance Group AG	15,675

		37,159

	United Kingdom — 10.1%
752	Barratt Developments plc	5,642
98	InterContinental Hotels Group plc	5,184
2,550	ITV plc	6,936
3,889	Lloyds Banking Group plc	3,495
268	National Grid plc	3,466
606	Prudential plc	13,453
371	Rio Tinto plc	14,618
1,457	Standard Chartered plc (a)	13,621
162	TechnipFMC plc (a)	4,880
4,639	Vodafone Group plc	11,949

		83,244

	United States — 1.4%
203	Shire plc	11,982

	Total Common Stocks (Cost $762,383)	801,570

Short-Term Investment — 2.7%
	Investment Company — 2.7%
22,045	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $22,045)	22,045

	Total Investments — 99.8% (Cost $784,428)	823,615
	Other Assets in Excess of Liabilities — 0.2%	1,242

	NET ASSETS — 100.0%	$824,857

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	22.9%
Oil, Gas & Consumable Fuels	9.2
Insurance	7.8
Automobiles	6.0
Metals & Mining	4.8
Pharmaceuticals	4.7
Industrial Conglomerates	4.2
Auto Components	4.1
Electric Utilities	3.2
Trading Companies & Distributors	3.1
Electrical Equipment	2.5
Diversified Telecommunication Services	2.4
Airlines	1.9
Chemicals	1.5
Biotechnology	1.5
Wireless Telecommunication Services	1.4
Household Durables	1.4
Media	1.3
Aerospace & Defense	1.2
Building Products	1.2
IT Services	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
Capital Markets	1.1
Technology Hardware, Storage & Peripherals	1.1
Beverages	1.1
Construction Materials	1.1
Others (each less than 1.0%)	4.3
Short-Term Investment	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2017		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,442	EUR
2,106	for GBP	Goldman Sachs International	05/26/17	$2,729	#	$2,663	#	$(66)
4,401	EUR
512,473	for JPY	Australia and New Zealand Banking Group Ltd.	05/26/17	4,601	#	4,799	#	198
4,067	EUR
6,100	for SGD	Standard Chartered Bank	05/26/17	4,367	#	4,436	#	69
12,622	AUD	Australia and New Zealand Banking Group Ltd.	05/26/17	9,595		9,448		(147)
52,319	AUD	HSBC Bank, N.A.	05/26/17	40,101		39,159		(942)
3,489	CAD	Australia and New Zealand Banking Group Ltd.	05/26/17	2,616		2,557		(59)
24,284	CHF	National Australia Bank	05/26/17	24,543		24,446		(97)
40,063	DKK	Societe Generale	05/30/17	5,769		5,876		107
8,154	EUR	BNP Paribas	05/26/17	8,895		8,893		(2)
3,924	EUR	Citibank, NA	05/26/17	4,166		4,280		114
5,562	EUR	Goldman Sachs International	05/26/17	6,052		6,066		14
2,251	EUR	National Australia Bank	05/26/17	2,435		2,455		20
7,642	EUR	Standard Chartered Bank	05/26/17	8,320		8,335		15
81,124	EUR	State Street Corp.	05/26/17	88,388		88,479		91
2,910	EUR	TD Bank Financial Group	05/26/17	3,123		3,173		50
11,128	GBP	Citibank, NA	05/26/17	13,826		14,424		598
4,653	GBP	Goldman Sachs International	05/26/17	5,950		6,030		80
8,146	GBP	Standard Chartered Bank	05/26/17	10,124		10,558		434
30,752	GBP	TD Bank Financial Group	05/26/17	38,773		39,858		1,085
54,356	HKD	Standard Chartered Bank	05/26/17	7,011		6,992		(19)
41,308	HKD	State Street Corp.	05/26/17	5,324		5,313		(11)
514,464	JPY	National Australia Bank	05/26/17	4,676		4,619		(57)
6,291,513	JPY	Standard Chartered Bank	05/26/17	57,006		56,490		(516)
308,285	JPY	TD Bank Financial Group	05/26/17	2,741		2,768		27
26,567	NOK	Goldman Sachs International	05/26/17	3,123		3,095		(28)
14,489	NOK	National Australia Bank	05/26/17	1,690		1,688		(2)
35,516	SEK	Merrill Lynch International	05/26/17	4,058		4,015		(43)
102,553	SEK	National Australia Bank	05/26/17	11,582		11,594		12
4,167	SGD	Australia and New Zealand Banking Group Ltd.	05/26/17	2,989		2,983		(6)
1,933	SGD	Societe Generale	05/26/17	1,366		1,384		18
				$385,939		$386,876		$937

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
8,278	AUD	BNP Paribas	05/26/17	$6,213	$6,195	$18
17,405	AUD	Royal Bank of Canada	05/26/17	13,316	13,027	289
4,652	CAD	National Australia Bank	05/26/17	3,482	3,409	73
10,497	CAD	State Street Corp.	05/26/17	8,029	7,692	337
3,655	CHF	National Australia Bank	05/26/17	3,639	3,679	(40)
10,087	CHF	TD Bank Financial Group	05/26/17	10,150	10,154	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,160	EUR	Australia and New Zealand Banking Group Ltd.	05/26/17	$4,414	$4,537	$(123)
38,842	EUR	BNP Paribas	05/26/17	41,534	42,364	(830)
64,804	EUR	Citibank, NA	05/26/17	69,859	70,679	(820)
55,565	EUR	Goldman Sachs International	05/26/17	59,373	60,602	(1,229)
9,616	EUR	State Street Corp.	05/26/17	10,202	10,488	(286)
38,433	GBP	HSBC Bank, N.A.	05/26/17	47,897	49,814	(1,917)
7,281,631	JPY	Credit Suisse International	05/26/17	65,594	65,381	213
40,565	NOK	Goldman Sachs International	05/26/17	4,878	4,727	151
27,968	NOK	TD Bank Financial Group	05/26/17	3,244	3,258	(14)
35,719	SEK	Merrill Lynch International	05/26/17	3,956	4,038	(82)
				$355,780	$360,044	$(4,264)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2017 of the currency being sold, and the value at April 30, 2017 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	Australia — 6.8%
1,209	AGL Energy Ltd.	24,204
954	Australia & New Zealand Banking Group Ltd.	23,360
1,162	Bendigo & Adelaide Bank Ltd.	10,696
1,589	BHP Billiton Ltd.	28,290
1,219	Challenger Ltd.	12,044
39	Commonwealth Bank of Australia	2,567
1,170	Computershare Ltd.	12,897
1,401	CSR Ltd.	5,136
208	Flight Centre Travel Group Ltd.	4,882
2,155	Fortescue Metals Group Ltd.	8,540
2,569	GPT Group (The)	10,090
157	LendLease Group	1,881
2,294	Metcash Ltd. (a)	3,693
4,858	South32 Ltd.	10,067
1,035	Westpac Banking Corp.	27,131
535	Woodside Petroleum Ltd.	12,874

		198,352

	Austria — 0.4%
254	Erste Group Bank AG (a)	9,080
14	Lenzing AG	2,648

		11,728

	Belgium — 0.8%
334	bpost SA	7,998
223	KBC Group NV	16,115

		24,113

	China — 0.8%
5,289	BOC Hong Kong Holdings Ltd.	21,735
806	China Overseas Land & Investment Ltd.	2,338

		24,073

	Denmark — 2.9%
754	Danske Bank A/S	27,405
9	Dfds A/S	538
598	Novo Nordisk A/S, Class B	23,270
62	Pandora A/S	6,661
3	Schouw & Co. AB	314
234	Sydbank A/S	8,509
1,794	TDC A/S	9,626
105	Vestas Wind Systems A/S	9,077

		85,400

	Finland — 0.4%
429	UPM-Kymmene OYJ	11,298

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 10.0%
105	Arkema SA	11,115
655	AXA SA	17,467
371	BNP Paribas SA	26,210
107	Cap Gemini SA	10,716
148	Cie Generale des Etablissements Michelin	19,311
224	Faurecia	10,923
64	LVMH Moet Hennessy Louis Vuitton SE	15,884
174	Metropole Television S.A.	3,953
1,546	Natixis SA	10,762
10	Nexans SA (a)	561
881	Orange SA	13,636
526	Peugeot SA (a)	11,031
349	Sanofi	33,017
243	Schneider Electric SE	19,238
349	Societe Generale SA	19,120
83	Sodexo SA	10,551
12	Sopra Steria Group	1,806
104	Thales SA	10,975
241	TOTAL SA	12,356
207	Valeo SA	14,882
221	Vinci SA	18,859

		292,373

	Germany — 7.2%
144	Allianz SE (Registered)	27,416
234	Bayer AG (Registered)	28,904
17	Bayerische Motoren Werke AG	1,666
136	Covestro AG (e)	10,626
275	Evonik Industries AG	9,185
233	Freenet AG	7,306
168	Fresenius SE & Co. KGaA	13,618
93	Hannover Rueck SE	11,147
54	HeidelbergCement AG	5,022
514	Infineon Technologies AG	10,634
603	Innogy SE (e)	22,182
19	Jenoptik AG	504
96	Merck KGaA	11,245
154	OSRAM Licht AG	10,300
235	Siemens AG (Registered)	33,683
376	Uniper SE (a)	6,174

		209,612

	Hong Kong — 2.3%
1,375	Cheung Kong Property Holdings Ltd.	9,840
1,087	Chow Tai Fook Jewellery Group Ltd.	1,195
1,151	CK Hutchison Holdings Ltd.	14,373

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hong Kong — continued
573	Hongkong Land Holdings Ltd.	4,417
6,862	New World Development Co. Ltd.	8,533
1,123	Wharf Holdings Ltd. (The)	9,575
1,055	Wheelock & Co. Ltd.	8,218
11,166	Xinyi Glass Holdings Ltd. (a)	9,895

		66,046

	Indonesia — 0.2%
220	Telekomunikasi Indonesia Persero Tbk. PT, ADR	7,195

	Italy — 1.1%
621	Enel SpA	2,954
2,997	Intesa Sanpaolo SpA	8,749
1,159	Mediobanca SpA	11,148
343	Prysmian SpA	9,897

		32,748

	Japan — 23.1%
741	Amada Holdings Co. Ltd.	8,805
1,498	Asahi Glass Co. Ltd.	12,979
918	Astellas Pharma, Inc.	12,100
347	Bandai Namco Holdings, Inc.	10,897
323	Bridgestone Corp.	13,460
98	Central Japan Railway Co.	16,402
1,998	Concordia Financial Group Ltd.	9,189
97	Daikin Industries Ltd.	9,421
56	Family Mart UNY Holdings Co. Ltd.	3,177
1,911	Fuji Electric Co. Ltd.	10,475
196	Hazama Ando Corp.	1,396
98	Hikari Tsushin, Inc.	9,422
391	Hitachi Chemical Co. Ltd.	11,192
2,151	Hitachi Ltd.	11,883
821	Hitachi Metals Ltd.	11,499
606	Honda Motor Co. Ltd.	17,641
240	Hoya Corp.	11,465
375	Idemitsu Kosan Co. Ltd.	11,977
429	ITOCHU Corp.	6,069
1,028	Kansai Electric Power Co., Inc. (The)	13,894
617	KDDI Corp.	16,357
205	Koito Manufacturing Co. Ltd.	10,598
717	Kuraray Co. Ltd.	11,570
344	LIXIL Group Corp.	8,605
192	Matsumotokiyoshi Holdings Co. Ltd.	9,634
717	Mazda Motor Corp.	10,586
17	Meitec Corp.	722
631	Mitsubishi Corp.	13,624

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
865	Mitsubishi Electric Corp.	12,071
4,239	Mitsubishi UFJ Financial Group, Inc.	26,858
1,920	Mitsubishi UFJ Lease & Finance Co. Ltd.	10,032
225	Mitsui Fudosan Co. Ltd.	4,951
309	NH Foods Ltd.	8,807
82	Nichias Corp.	837
94	Nichirei Corp.	2,350
310	Nippon Telegraph & Telephone Corp.	13,294
18	Nitori Holdings Co. Ltd.	2,368
108	Nitto Denko Corp.	8,110
791	NTT DOCOMO, Inc.	19,147
1,326	Obayashi Corp.	12,871
753	ORIX Corp.	11,502
113	Otsuka Holdings Co. Ltd.	5,191
269	Penta-Ocean Construction Co. Ltd.	1,363
336	Pola Orbis Holdings, Inc.	7,748
148	SCREEN Holdings Co. Ltd.	10,757
608	Sekisui Chemical Co. Ltd.	10,196
51	Shin-Etsu Chemical Co. Ltd.	4,450
209	Shionogi & Co. Ltd.	10,758
237	SoftBank Group Corp.	17,947
348	Sompo Holdings, Inc.	13,162
569	Sony Corp.	19,518
280	Subaro Corp.	10,631
203	Sumitomo Bakelite Co. Ltd.	1,305
2,050	Sumitomo Chemical Co. Ltd.	11,569
683	Sumitomo Electric Industries Ltd.	11,148
1,300	Sumitomo Heavy Industries Ltd.	9,069
477	Sumitomo Mitsui Financial Group, Inc.	17,696
260	Sumitomo Mitsui Trust Holdings, Inc.	8,917
720	T&D Holdings, Inc.	10,702
2,376	Taiheiyo Cement Corp.	7,896
1,724	Taisei Corp.	13,146
106	Tokyo Electron Ltd.	12,807
799	Tokyo Tatemono Co. Ltd.	10,917
351	Toyota Motor Corp.	19,007
32	TS Tech Co., Ltd.	830

		674,967

	Luxembourg — 0.6%
218	APERAM SA	10,944
1,022	ArcelorMittal (a)	8,034

		18,978

	Netherlands — 3.2%
1,500	Aegon NV	7,655

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Netherlands — continued
274	ASR Nederland NV (a)	8,116
1,707	ING Groep NV	27,829
587	Koninklijke Ahold Delhaize NV	12,157
16	NN Group NV	524
280	Philips Lighting NV (a) (e)	9,461
1,026	Royal Dutch Shell plc, Class B	27,300

		93,042

	Norway — 1.1%
740	DNB ASA	11,551
1,638	Norsk Hydro ASA	9,336
614	Telenor ASA	9,917

		30,804

	Portugal — 0.1%
842	EDP — Energias de Portugal SA	2,779

	Singapore — 0.6%
786	DBS Group Holdings Ltd.	10,861
209	Jardine Cycle & Carriage Ltd.	7,086
130	Venture Corp., Ltd.	1,136

		19,083

	South Africa — 0.3%
1,556	Steinhoff International Holdings NV	7,916

	South Korea — 0.1%
51	POSCO, ADR	2,983

	Spain — 2.8%
336	ACS Actividades de Construccion y Servicios SA	12,440
242	Amadeus IT Group SA	13,035
4,248	Banco Santander SA	27,685
2,191	Iberdrola SA	15,750
874	Repsol SA	13,798

		82,708

	Sweden — 2.7%
373	Atlas Copco AB, Class A	13,941
377	Boliden AB	10,778
463	Castellum AB	6,344
182	JM AB	6,405
410	Skanska AB, Class B	9,800
1,095	Swedbank AB, Class A	25,961
236	Trelleborg AB, Class B,	5,541

		78,770

	Switzerland — 11.1%
607	ABB Ltd. (Registered)	14,875
319	Adecco Group AG (Registered)	23,683

SHARES		SECURITY DESCRIPTION	VALUE($)

		Switzerland — continued
207		Cie Financiere Richemont SA (Registered)	17,259
356		Coca-Cola HBC AG (a)	9,885
10		Flughafen Zuerich AG (Registered)	2,184
–	(h)	Forbo Holding AG (Registered)	586
11		Georg Fischer AG (Registered)	10,012
4,075		Glencore plc (a)	16,014
269		Logitech International SA (Registered)	8,993
49		Lonza Group AG (Registered) (a)	10,091
546		Nestle SA (Registered)	42,046
345		Novartis AG (Registered)	26,559
197		Roche Holding AG	51,524
52		Schindler Holding AG	10,638
4		Sika AG	24,285
36		Swiss Life Holding AG (Registered) (a)	11,624
151		Swiss Re AG	13,134
1,258		UBS Group AG (Registered) (a)	21,483
133		Wolseley plc	8,442

			323,317

		United Kingdom — 15.7%
1,161		3i Group plc	11,935
646		Anglo American plc (a)	9,243
1,688		Aviva plc	11,477
1,672		Barratt Developments plc	12,544
464		Beazley plc	2,646
2,450		BP plc	14,024
603		British American Tobacco plc	40,709
1,033		BT Group plc	4,074
515		Burberry Group plc	10,772
3,265		Centrica plc	8,366
3,362		ConvaTec Group plc (a) (e)	13,371
61		DCC plc	5,654
715		Diageo plc	20,822
233		Dialog Semiconductor plc (a)	10,909
2,123		GKN plc	9,864
510		GlaxoSmithKline plc	10,256
66		Hiscox Ltd.	970
2,174		HSBC Holdings plc	17,928
393		Imperial Brands plc	19,223
100		InterContinental Hotels Group plc	5,296
1,930		International Consolidated Airlines Group SA	13,994
1,127		JD Sports Fashion plc	6,497
477		John Wood Group plc	4,693
22,714		Lloyds Banking Group plc	20,410
398		Pagegroup plc	2,581

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
709	Persimmon plc	21,396
997	Prudential plc	22,131
58	Reckitt Benckiser Group plc	5,306
297	Redrow plc	2,215
643	Rio Tinto plc	25,369
96	Savills plc	1,160
260	Schroders plc	10,729
54	Segro plc	342
802	Subsea 7 SA	13,221
21	TechnipFMC plc (a)	628
976	UBM plc	8,972
812	Unilever NV, CVA	42,545
1,408	Vodafone Group plc	3,627
608	WPP plc	13,017

		458,916

	United States — 1.0%
399	Carnival plc	24,599
84	Shire plc	4,974

		29,573

	Total Common Stocks (Cost $2,601,672)	2,786,774

Preferred Stock — 0.1%
	Germany — 0.1%
15	Henkel AG & Co. KGaA (Preference) (Cost $1,833)	2,052

Short-Term Investment — 2.5%
	Investment Company — 2.5%
73,458	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $73,458)	73,458

	Total Investments — 97.9% (Cost $2,676,963)	2,862,284
	Other Assets in Excess of Liabilities — 2.1%	60,469

	NET ASSETS — 100.0%	$2,922,753

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.9%
Pharmaceuticals	7.4
Insurance	5.5
Metals & Mining	5.3
Chemicals	3.7
Auto Components	3.5
Electrical Equipment	3.4
Oil, Gas & Consumable Fuels	3.2
Household Durables	2.8
Automobiles	2.5
Construction & Engineering	2.4
Real Estate Management & Development	2.4
Wireless Telecommunication Services	2.3
Tobacco	2.1
Machinery	2.0
Diversified Telecommunication Services	2.0
Multi-Utilities	1.9
Industrial Conglomerates	1.9
Food Products	1.9
Textiles, Apparel & Luxury Goods	1.8
Personal Products	1.8
Hotels, Restaurants & Leisure	1.6
Semiconductors & Semiconductor Equipment	1.6
Capital Markets	1.5
IT Services	1.3
Electric Utilities	1.2
Diversified Financial Services	1.2
Building Products	1.1
Beverages	1.1
Food & Staples Retailing	1.0
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	10.1
Short-Term Investment	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
568	Euro STOXX 50 Index	06/16/17	USD	$21,707	$51
175	FTSE 100 Index	06/16/17	USD	16,239	34

					$85

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

J.P. Morgan International Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDI	— CHESS Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2017.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of April 30, 2017.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of April 30, 2017.

(y)	— Preferred Security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,841,862	$3,518,327	$15,842
Investments in affiliates, at value	32,084	45,041	24

Total investment securities, at value	1,873,946	3,563,368	15,866
Cash	1,151	1,496	159
Foreign currency, at value	573	18,233	28
Deposits at broker for futures contracts	339	—	—
Receivables:
Investment securities sold	17,358	—	51
Fund shares sold	1,996	7,315	38
Dividends from non-affiliates	4,324	2,993	49
Dividends from affiliates	14	32	—	(a)
Tax reclaims	65	279	2
Variation margin on futures contracts	25	—	—	(a)
Due from adviser	—	—	28
Other assets	—	—	30

Total Assets	1,899,791	3,593,716	16,251

LIABILITIES:
Payables:
Investment securities purchased	8,195	17,717	80
Fund shares redeemed	6,312	5,845	11
Accrued liabilities:
Investment advisory fees	1,009	2,146	—
Administration fees	4	55	—
Distribution fees	33	113	2
Service fees	41	201	3
Custodian and accounting fees	82	276	12
Trustees’ and Chief Compliance Officer’s fees	2	2	1
Deferred India capital gains tax	2,193	4,937	—
Audit fees	51	49	53
Printing and mailing cost	16	86	—
Other	27	72	2

Total Liabilities	17,965	31,499	164

Net Assets	$1,881,826	$3,562,217	$16,087

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund
NET ASSETS:
Paid-in-Capital	$1,832,468	$2,956,136	$15,489
Accumulated undistributed (distributions in excess of) net investment income	6,320	2,227	111
Accumulated net realized gains (losses)	(190,011)	(125,223)	(544)
Net unrealized appreciation (depreciation)	233,049	729,077	1,031

Total Net Assets	$1,881,826	$3,562,217	$16,087

Net Assets:
Class A	$152,637	$454,739	$10,671
Class C	2,723	37,694	113
Class I (formerly Select Class)	59,491	402,793	5,227
Class L (formerly Institutional Class)	—	511,475	—
Class R5	1,356	22	20
Class R6	1,665,619	2,155,494	56

Total	$1,881,826	$3,562,217	$16,087

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,083	19,089	755
Class C	217	1,624	8
Class I (formerly Select Class)	4,651	16,510	368
Class L (formerly Institutional Class)	—	20,834	—
Class R5	105	1	1
Class R6	130,910	87,931	4

Net Asset Value (a):
Class A — Redemption price per share	$12.63	$23.82	$14.13
Class C — Offering price per share (b)	12.55	23.20	14.10
Class I (formerly Select Class) — Offering and redemption price per share	12.79	24.40	14.19
Class L (formerly Institutional Class) — Offering and redemption price per share	—	24.55	—
Class R5 — Offering and redemption price per share	12.90	24.54	14.20
Class R6 — Offering and redemption price per share	12.72	24.51	14.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$13.33	$25.14	$14.91

Cost of investments in non-affiliates	$1,606,704	$2,784,308	$14,811
Cost of investments in affiliates	32,084	45,041	24
Cost of foreign currency	579	18,237	28

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Global Research Enhanced Index Fund		Global Unconstrained Equity Fund		International Discovery Fund
ASSETS:
Investments in non-affiliates, at value	$7,646,831		$1,984		$6,680
Investments in affiliates, at value	46,476		39		—

Total investment securities, at value	7,693,307		2,023		6,680
Cash	2,392		70		186
Foreign currency, at value	3,446		11		5
Deposits at broker for futures contracts	1,296		—		—
Receivables:
Investment securities sold	1,604		24		119
Fund shares sold	7,554		22		—
Dividends from non-affiliates	13,789		4		29
Dividends from affiliates	27		—	(a)	—
Tax reclaims	6,358		14		2
Due from adviser	—		24		33
Other assets	—		22		—

Total Assets	7,729,773		2,214		7,054

LIABILITIES:
Payables:
Investment securities purchased	6,021		20		214
Fund shares redeemed	5,332		—		—
Variation margin on futures contracts	32		—		—
Accrued liabilities:
Investment advisory fees	465		—		—
Distribution fees	—	(a)	—	(a)	—	(a)
Service fees	1,543		—	(a)	1
Custodian and accounting fees	99		7		18
Trustees’ and Chief Compliance Officer’s fees	18		—	(a)	—	(a)
Audit fees	46		54		53
Printing and mailing cost	65		5		4
Other	—		3		2

Total Liabilities	13,621		89		292

Net Assets	$7,716,152		$2,125		$6,762

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Global Research Enhanced Index Fund	Global Unconstrained Equity Fund	International Discovery Fund
NET ASSETS:
Paid-in-Capital	$6,649,649	$1,944	$6,041
Accumulated undistributed (distributions in excess of) net investment income	39,651	(1)	31
Accumulated net realized gains (losses)	(293,804)	55	(426)
Net unrealized appreciation (depreciation)	1,320,656	127	1,116

Total Net Assets	$7,716,152	$2,125	$6,762

Net Assets:
Class A	$23	$679	$133
Class C	22	263	22
Class I (formerly Select Class)	7,716,084	1,123	6,563
Class R2	23	20	—
Class R5	—	20	22
Class R6	—	20	22

Total	$7,716,152	$2,125	$6,762

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1	42	8
Class C	1	17	1
Class I (formerly Select Class)	380,697	69	397
Class R2	1	1	—
Class R5	—	1	1
Class R6	—	1	1

Net Asset Value (a):
Class A — Redemption price per share	$20.38	$16.12	$16.52
Class C — Offering price per share (b)	20.44	15.96	16.48
Class I (formerly Select Class) — Offering and redemption price per share	20.27	16.24	16.55
Class R2 — Offering and redemption price per share	20.41	16.23	—
Class R5 — Offering and redemption price per share	—	16.18	16.56
Class R6 — Offering and redemption price per share	—	16.17	16.56
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$21.51	$17.01	$17.44

Cost of investments in non-affiliates	$6,326,652	$1,857	$5,564
Cost of investments in affiliates	46,476	39	—
Cost of foreign currency	3,430	11	5

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Equity Fund	International Equity Income Fund	International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$3,619,211	$170,592	$2,937,822
Investments in affiliates, at value	76,383	3,386	38,835

Total investment securities, at value	3,695,594	173,978	2,976,657
Cash	132	111	50
Foreign currency, at value	722	444	17
Receivables:
Investment securities sold	—	—	—	(a)
Fund shares sold	693	751	491
Interest and dividends from non-affiliates	12,468	1,017	10,286
Dividends from affiliates	31	3	28
Tax reclaims	5,167	247	2,944
Unrealized appreciation on forward foreign currency exchange contracts	—	—	9,115

Total Assets	3,714,807	176,551	2,999,588

LIABILITIES:
Payables:
Investment securities purchased	16,564	—	—
Fund shares redeemed	7,326	473	10,990
Unrealized depreciation on forward foreign currency exchange contracts	5	—	15,012
Accrued liabilities:
Investment advisory fees	1,929	68	1,423
Administration fees	154	—	194
Distribution fees	66	23	42
Service fees	75	27	50
Custodian and accounting fees	75	16	60
Trustees’ and Chief Compliance Officer’s fees	6	1	2
Audit fees	58	57	19
Printing and mailing cost	67	10	18
Other	72	4	27

Total Liabilities	26,397	679	27,837

Net Assets	$3,688,410	$175,872	$2,971,751

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Equity Fund	International Equity Income Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$3,196,752	$171,876	$2,693,240
Accumulated undistributed (distributions in excess of) net investment income	10,013	(57)	11,077
Accumulated net realized gains (losses)	(65,934)	(11,305)	(126,303)
Net unrealized appreciation (depreciation)	547,579	15,358	393,737

Total Net Assets	$3,688,410	$175,872	$2,971,751

Net Assets:
Class A	$257,057	$74,610	$204,929
Class C	23,139	13,128	1,484
Class I (formerly Select Class)	112,377	85,893	47,653
Class R2	1,533	472	—
Class R5	19,619	1,637	—
Class R6	3,274,685	132	2,717,685

Total	$3,688,410	$175,872	$2,971,751

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,316	4,857	13,637
Class C	1,551	860	102
Class I (formerly Select Class)	7,031	5,576	3,128
Class R2	98	31	—
Class R5	1,226	106	—
Class R6	204,657	9	177,853

Net Asset Value (a):
Class A — Redemption price per share	$15.75	$15.36	$15.03
Class C — Offering price per share (b)	14.93	15.26	14.54
Class I (formerly Select Class) — Offering and redemption price per share	15.98	15.40	15.23
Class R2 — Offering and redemption price per share	15.68	15.33	—
Class R5 — Offering and redemption price per share	16.00	15.41	—
Class R6 — Offering and redemption price per share	16.00	15.40	15.28
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$16.62	$16.21	$15.86

Cost of investments in non-affiliates	$3,071,623	$155,245	$2,538,129
Cost of investments in affiliates	76,383	3,386	38,835
Cost of foreign currency	722	444	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund		Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$1,620,237	$167,000		$801,570		$2,788,826
Investments in affiliates, at value	36,122	5,532		22,045		73,458

Total investment securities, at value	1,656,359	172,532		823,615		2,862,284
Cash	7,961	510		181		—
Foreign currency, at value	1,923	48		85		2,108
Deposits at broker for futures contracts	1,598	—		—		—
Due from custodian	2,015	—		2,464		—
Receivables:
Investment securities sold	13,153	—	(a)	—		428,136
Fund shares sold	62,845	1,906		2,050		445
Interest and dividends from non-affiliates	4,664	541		2,424		11,787
Dividends from affiliates	26	2		7		38
Tax reclaims	2,361	63		2,418		4,171
Variation margin on futures contracts	—	—		—		85
Unrealized appreciation on forward foreign currency exchange contracts	3	—		4,013		—
Other assets	71	25		—		—

Total Assets	1,752,979	175,627		837,257		3,309,054

LIABILITIES:
Payables:
Due to custodian	—	—		—		11
Investment securities purchased	35,854	1,088		2,464		378,560
Fund shares redeemed	656	7		1,457		5,916
Variation margin on futures contracts	19	—		—		—
Unrealized depreciation on forward foreign currency exchange contracts	—	—		7,340		—
Accrued liabilities:
Investment advisory fees	54	78		388		1,396
Administration fees	—	1		53		191
Distribution fees	27	8		73		41
Service fees	308	8		118		48
Custodian and accounting fees	37	11		54		75
Trustees’ and Chief Compliance Officer’s fees	1	1		—	(a)	1
Audit fees	45	56		1		31
Printing and mailing cost	17	1		183		16
Other	17	9		269		15

Total Liabilities	37,035	1,268		12,400		386,301

Net Assets	$1,715,944	$174,359		$824,857		$2,922,753

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$1,536,841	$163,452	$1,124,355	$2,939,893
Accumulated undistributed (distributions in excess of) net investment income	11,227	496	3,696	20,112
Accumulated net realized gains (losses)	(1,026)	(3,772)	(338,806)	(222,672)
Net unrealized appreciation (depreciation)	168,902	14,183	35,612	185,420

Total Net Assets	$1,715,944	$174,359	$824,857	$2,922,753

Net Assets:
Class A	$71,210	$26,032	$294,864	$199,735
Class C	12,585	5,735	22,320	1,914
Class I (formerly Select Class)	1,619,251	30,034	151,737	49,895
Class L (formerly Institutional Class)	—	—	323,408	—
Class R2	12,898	22	1,276	536
Class R5	—	22	23	—
Class R6	—	112,514	31,229	2,670,673

Total	$1,715,944	$174,359	$824,857	$2,922,753

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,163	1,381	22,637	9,948
Class C	767	307	1,769	94
Class I (formerly Select Class)	93,996	1,577	11,380	2,392
Class L (formerly Institutional Class)	—	—	24,393	—
Class R2	773	1	100	27
Class R5	—	1	2	—
Class R6	—	5,913	2,360	130,041

Net Asset Value (a):
Class A — Redemption price per share	$17.10	$18.84	$13.03	$20.08
Class C — Offering price per share (b)	16.41	18.68	12.62	20.30
Class I (formerly Select Class) — Offering and redemption price per share	17.23	19.05	13.33	20.86
Class L (formerly Institutional Class) — Offering and redemption price per share	—	—	13.26	—
Class R2 — Offering and redemption price per share	16.68	18.84	12.81	19.91
Class R5 — Offering and redemption price per share	—	19.03	13.22	—
Class R6 — Offering and redemption price per share	—	19.03	13.23	20.54
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$18.05	$19.88	$13.75	$21.19

Cost of investments in non-affiliates	$1,451,805	$152,822	$762,383	$2,603,505
Cost of investments in affiliates	36,122	5,532	22,045	73,458
Cost of foreign currency	1,933	48	85	2,108

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	(a)
Interest income from affiliates	1	6	—	(a)
Dividend income from non-affiliates	21,984	23,912	256
Dividend income from affiliates	71	135	—	(a)
Foreign taxes withheld	(1,911)	(1,674)	(19)

Total investment income	20,145	22,379	237

EXPENSES:
Investment advisory fees	7,646	13,500	64
Administration fees	736	1,299	5
Distribution fees:
Class A	182	504	11
Class C	9	133	—	(a)
Service fees:
Class A	182	504	11
Class C	3	44	—	(a)
Class I (formerly Select Class)	68	402	5
Class L (formerly Institutional Class)	—	214	—
Class R5	1	— (a)	—	(a)
Custodian and accounting fees	796	901	39
Interest expense to affiliates	8	2	—	(a)
Professional fees	62	50	46
Trustees’ and Chief Compliance Officer’s fees	18	19	13
Printing and mailing costs	26	115	1
Registration and filing fees	32	56	39
Transfer agency fees (See Note 2.J.)	12	58	—	(a)
Sub-transfer agency fees (See Note 2.J.)	61	503	2
Other	20	27	4

Total expenses	9,862	18,331	240

Less fees waived	(1,784)	(3,080)	(72)
Less expense reimbursements	(4)	(3)	(75)

Net expenses	8,074	15,248	93

Net investment income (loss)	12,071	7,131	144

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	55,131	(12,964)	(16)
Futures	(195)	—	(1)
Foreign currency transactions	82	199	(3)

Net realized gain (loss)	55,018	(12,765)	(20)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	128,449 (b)	336,523 (c)	614
Futures	324	—	—
Foreign currency translations	5	(15)	—	(a)

Change in net unrealized appreciation/depreciation	128,778	336,508	614

Net realized/unrealized gains (losses)	183,796	323,743	594

Change in net assets resulting from operations	$195,867	$330,874	$738

(a)	Amount rounds to less than 500.
(b)	Net of change in India capital gains tax of approximately $(1,356,000) for Emerging Economies Fund.
(c)	Net of change in India capital gains tax of approximately $(309,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Global Research Enhanced Index Fund		Global Unconstrained Equity Fund		International Discovery Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	(a)	$—	(a)
Interest income from affiliates	6		—	(a)	—
Dividend income from non-affiliates	85,954		14		70
Dividend income from affiliates	102		—	(a)	—
Foreign taxes withheld	(4,017)		(1)		(7)

Total investment income	82,045		13		63

EXPENSES:
Investment advisory fees	7,237		6		21
Administration fees	2,960		1		2
Distribution fees:
Class A	—	(a)	1		—	(a)
Class C	—	(a)	1		—	(a)
Class R2	—	(a)	—	(a)	—
Service fees:
Class A	—	(a)	1		—	(a)
Class C	—	(a)	—	(a)	—	(a)
Class I (formerly Select Class)	9,046		1		7
Class R2	—	(a)	—	(a)	—
Class R5	—		—	(a)	—	(a)
Custodian and accounting fees	281		19		49
Interest expense to affiliates	13		—	(a)	—	(a)
Professional fees	80		38		36
Trustees’ and Chief Compliance Officer’s fees	6		13		13
Printing and mailing costs	87		7		13
Registration and filing fees	19		50		7
Transfer agency fees (See Note 2.J.)	27		1		—	(a)
Sub-transfer agency fees (See Note 2.J.)	115		1		—	(a)
Offering costs	—		—		93
Other	42		4		3

Total expenses	19,913		144		244

Less fees waived	(7,632)		(9)		(25)
Less expense reimbursements	—	(a)	(129)		(192)

Net expenses	12,281		6		27

Net investment income (loss)	69,764		7		36

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	29,869		108		2
Foreign currency transactions	(222)		(1)		(2)

Net realized gain (loss)	29,647		107		—	(a)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	773,038		128		687
Futures	646		—		—
Foreign currency translations	378		—	(a)	—	(a)

Change in net unrealized appreciation/depreciation	774,062		128		687

Net realized/unrealized gains (losses)	803,709		235		687

Change in net assets resulting from operations	$873,473		$242		$723

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

	International Equity Fund	International Equity Income Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)	$1
Interest income from affiliates	3	1	1
Dividend income from non-affiliates	39,480	3,760	39,139
Dividend income from affiliates	123	8	118
Foreign taxes withheld	(3,067)	(349)	(3,674)

Total investment income	36,539	3,420	35,585

EXPENSES:
Investment advisory fees	12,172	524	8,457
Administration fees	1,423	61	1,153
Distribution fees:
Class A	275	88	218
Class C	81	45	6
Class R2	4	1	—
Service fees:
Class A	275	88	218
Class C	27	15	2
Class I (formerly Select Class)	123	82	47
Class R2	2	1	—
Class R5	9	— (a)	—
Institutional Class	—	—	5
Custodian and accounting fees	256	44	211
Interest expense to affiliates	7	— (a)	10
Professional fees	75	43	74
Trustees’ and Chief Compliance Officer’s fees	17	14	15
Printing and mailing costs	58	4	32
Registration and filing fees	34	54	41
Transfer agency fees (See Note 2.J.)	35	6	20
Sub-transfer agency fees (See Note 2.J.)	136	50	34
Other	30	6	22

Total expenses	15,039	1,126	10,565

Less fees waived	(1,402)	(279)	(66)
Less expense reimbursements	(3)	— (a)	—

Net expenses	13,634	847	10,499

Net investment income (loss)	22,905	2,573	25,086

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(20,107)	(425)	(17,182)
Futures	—	—	(151)
Foreign currency transactions	(325)	(341)	10,453

Net realized gain (loss)	(20,432)	(766)	(6,880)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	375,260	11,038	336,470
Futures	—	—	(386)
Foreign currency translations	362	135	(8,981)

Change in net unrealized appreciation/depreciation	375,622	11,173	327,103

Net realized/unrealized gains (losses)	355,190	10,407	320,223

Change in net assets resulting from operations	$378,095	$12,980	$345,309

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund		Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5	$—	(a)	$—	(a)	$—
Interest income from affiliates	4	—	(a)	3		1
Dividend income from non-affiliates	21,140	1,123		14,329		43,589
Dividend income from affiliates	92	7		42		117
Foreign taxes withheld	(1,707)	(66)		(1,471)		(3,354)

Total investment income	19,534	1,064		12,903		40,353

EXPENSES:
Investment advisory fees	1,439	449		3,020		8,362
Administration fees	589	52		412		1,140
Distribution fees:
Class A	87	21		410		212
Class C	48	17		87		8
Class R2	29	—	(a)	3		1
Service fees:
Class A	87	21		410		212
Class C	16	6		29		2
Class I (formerly Select Class)	1,682	20		186		50
Class L (formerly Institutional Class)	—	—		238		—
Class R2	14	—	(a)	2		1
Class R5	—	—	(a)	—	(a)	—
Institutional Class	—	—		—		2
Custodian and accounting fees	116	32		102		217
Interest expense to affiliates	3	—	(a)	5		11
Professional fees	70	40		59		74
Trustees’ and Chief Compliance Officer’s fees	16	14		13		15
Printing and mailing costs	38	4		155		26
Registration and filing fees	58	38		92		42
Transfer agency fees (See Note 2.J.)	42	5		21		14
Sub-transfer agency fees (See Note 2.J.)	172	8		272		18
Other	11	4		16		27

Total expenses	4,517	731		5,532		10,434

Less fees waived	(1,862)	(176)		(156)		(61)
Less expense reimbursements	(4)	—	(a)	—	(a)	—

Net expenses	2,651	555		5,376		10,373

Net investment income (loss)	16,883	509		7,527		29,980

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,712	1,311		39,322		80,285
Futures	4,772	—		825		—
Foreign currency transactions	(174)	12		4,435		(84)

Net realized gain (loss)	12,310	1,323		44,582		80,201

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	146,693	13,724		73,859		198,759
Futures	(212)	—		—		85
Foreign currency translations	257	7		(2,787)		367

Change in net unrealized appreciation/depreciation	146,738	13,731		71,072		199,211

Net realized/unrealized gains (losses)	159,048	15,054		115,654		279,412

Change in net assets resulting from operations	$175,931	$15,563		$123,181		$309,392

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,071	$24,658	$7,131	$20,045
Net realized gain (loss)	55,018	(59,529)	(12,765)	(68,841)
Change in net unrealized appreciation/depreciation	128,778	133,106	336,508	346,979

Change in net assets resulting from operations	195,867	98,235	330,874	298,183

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,900)	(378)	(1,930)	(1,590)
Class C
From net investment income	(14)	(1)	(12)	—
Class I (formerly Select Class)
From net investment income	(709)	(168)	(1,895)	(1,894)
Class L (formerly Institutional Class)
From net investment income	—	—	(3,193)	(2,796)
Class R5 (b)
From net investment income	(23)	—	— (a)	—
Class R6
From net investment income	(24,949)	(12,736)	(16,962)	(13,982)

Total distributions to shareholders	(27,595)	(13,283)	(23,992)	(20,262)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(66,158)	593,917	130,757	580,806

NET ASSETS:
Change in net assets	102,114	678,869	437,639	858,727
Beginning of period	1,779,712	1,100,843	3,124,578	2,265,851

End of period	$1,881,826	$1,779,712	$3,562,217	$3,124,578

Accumulated undistributed (distributions in excess of) net investment income	$6,320	$21,844	$2,227	$19,088

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$144	$151	$69,764	$152,165
Net realized gain (loss)	(20)	(403)	29,647	(222,262)
Change in net unrealized appreciation/depreciation	614	811	774,062	116,394

Change in net assets resulting from operations	738	559	873,473	46,297

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(32)	(85)	(1)	— (a)
Class C
From net investment income	— (a)	(1)	— (a)	—
Class I (formerly Select Class)
From net investment income	(16)	(54)	(155,975)	(138,054)
Class R2
From net investment income	—	—	— (a)	— (a)
Class R5
From net investment income	— (a)	— (a)	—	—
Class R6
From net investment income	— (a)	(1)	—	—

Total distributions to shareholders	(48)	(141)	(155,976)	(138,054)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,821	8,465	91,349	(416,215)

NET ASSETS:
Change in net assets	4,511	8,883	808,846	(507,972)
Beginning of period	11,576	2,693	6,907,306	7,415,278

End of period	$16,087	$11,576	$7,716,152	$6,907,306

Accumulated undistributed (distributions in excess of) net investment income	$111	$15	$39,651	$125,863

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund		International Discovery Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)		Period Ended October 31, 2016 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7	$334	$36		$60
Net realized gain (loss)	107	5,782	—	(b)	(427)
Change in net unrealized appreciation/depreciation	128	(108)	687		429

Change in net assets resulting from operations	242	6,008	723		62

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(443)	—	(b)	—	(b)
From net realized gains	—	(5,070)	—		—
Return of capital	—	(841)	—		—
Class C
From net investment income	—	(4)	—	(b)	—	(b)
From net realized gains	—	(7)	—		—
Return of capital	—	(17)	—		—
Class I (formerly Select Class)
From net investment income	(3)	(78)	(60)		(3)
From net realized gains	—	(590)	—		—
Return of capital	—	(169)	—		—
Class R2
From net investment income	—	— (b)	—		—
From net realized gains	—	(1)	—		—
Return of capital	—	(1)	—		—
Class R5
From net investment income	— (b)	— (b)	—	(b)	—	(b)
From net realized gains	—	— (b)	—		—
Return of capital	—	(1)	—		—
Class R6
From net investment income	— (b)	— (b)	—	(b)	—	(b)
From net realized gains	—	— (b)	—		—
Return of capital	—	(1)	—		—

Total distributions to shareholders	(3)	(7,223)	(60)		(3)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	214	1,246	205		5,835

NET ASSETS:
Change in net assets	453	31	868		5,894
Beginning of period	1,672	1,641	5,894		—

End of period	$2,125	$1,672	$6,762		$5,894

Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(5)	$31		$55

(a)	Commencement of operations was December 21, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Equity Fund		International Equity Income Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,905	$64,099	$2,573	$3,443
Net realized gain (loss)	(20,432)	(22,289)	(766)	(9,171)
Change in net unrealized appreciation/depreciation	375,622	(25,645)	11,173	1,423

Change in net assets resulting from operations	378,095	16,165	12,980	(4,305)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(611)	(3,550)	(1,252)	(2,121)
From net realized gains	—	—	—	(1,055)
Class C
From net investment income	(22)	(328)	(200)	(297)
From net realized gains	—	—	—	(151)
Class I (formerly Select Class)
From net investment income	(394)	(2,129)	(1,392)	(1,237)
From net realized gains	—	—	—	(534)
Class R2
From net investment income	(2)	(21)	(7)	(4)
From net realized gains	—	—	—	(1)
Class R5
From net investment income	(165)	(1,103)	(24)	(14)
From net realized gains	—	—	—	— (a)
Class R6
From net investment income	(16,643)	(57,230)	(3)	(1)
From net realized gains	—	—	—	(1)

Total distributions to shareholders	(17,837)	(64,361)	(2,878)	(5,416)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(96,314)	550,039	31,615	33,459

NET ASSETS:
Change in net assets	263,944	501,843	41,717	23,738
Beginning of period	3,424,466	2,922,623	134,155	110,417

End of period	$3,688,410	$3,424,466	$175,872	$134,155

Accumulated undistributed (distributions in excess of) net investment income	$10,013	$4,945	$(57)	$248

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Research Enhanced Equity Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,086	$58,073	$16,883	$31,541
Net realized gain (loss)	(6,880)	(47,823)	12,310	(7,725)
Change in net unrealized appreciation/depreciation	327,103	(77,418)	146,738	(35,894)

Change in net assets resulting from operations	345,309	(67,168)	175,931	(12,078)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,762)	(362)	(1,511)	(1,772)
From net realized gains	—	—	—	(738)
Class C
From net investment income	(39)	— (a)	(227)	(316)
From net realized gains	—	—	—	(169)
Class I (formerly Select Class)
From net investment income	(1,226)	(55)	(32,213)	(19,237)
From net realized gains	—	—	—	(7,017)
Class R2
From net investment income	—	—	(254)	(80)
From net realized gains	—	—	—	(35)
Class R6
From net investment income	(92,823)	(13,758)	—	—
Institutional Class
From net investment income	—	(312)	—	—

Total distributions to shareholders	(98,850)	(14,487)	(34,205)	(29,364)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,578)	611,155	239,007	492,324

NET ASSETS:
Change in net assets	201,881	529,500	380,733	450,882
Beginning of period	2,769,870	2,240,370	1,335,211	884,329

End of period	$2,971,751	$2,769,870	$1,715,944	$1,335,211

Accumulated undistributed (distributions in excess of) net investment income	$11,077	$84,841	$11,227	$28,549

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Unconstrained Equity Fund		International Value Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$509	$1,438	$7,527	$42,906
Net realized gain (loss)	1,323	(3,109)	44,582	(34,758)
Change in net unrealized appreciation/depreciation	13,731	2,169	71,072	(142,738)

Change in net assets resulting from operations	15,563	498	123,181	(134,590)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(259)	(18)	(18,922)	(7,469)
Class C
From net investment income	(67)	(3)	(1,312)	(176)
Class I (formerly Select Class)
From net investment income	(257)	—	(8,933)	(2,865)
Class L (formerly Institutional Class)
From net investment income	—	—	(30,468)	(19,068)
Class R2
From net investment income	— (a)	—	(59)	(18)
Class R5 (b)
From net investment income	— (a)	— (a)	(1)	—
Class R6
From net investment income	(1,980)	(253)	(1,834)	(61)

Total distributions to shareholders	(2,563)	(274)	(61,529)	(29,657)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	51,584	35,055	(545,015)	(971,729)

NET ASSETS:
Change in net assets	64,584	35,279	(483,363)	(1,135,976)
Beginning of period	109,775	74,496	1,308,220	2,444,196

End of period	$174,359	$109,775	$824,857	$1,308,220

Accumulated undistributed (distributions in excess of) net investment income	$496	$2,550	$3,696	$57,698

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,980	$63,699
Net realized gain (loss)	80,201	(12,289)
Change in net unrealized appreciation/depreciation	199,211	(67,747)

Change in net assets resulting from operations	309,392	(16,337)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,117)	(2,746)
Class C
From net investment income	(28)	(35)
Class I (formerly Select Class)
From net investment income	(1,014)	(365)
Class R2
From net investment income	(9)	(3)
Class R6
From net investment income	(66,113)	(39,523)
Institutional Class
From net investment income	—	(210)

Total distributions to shareholders	(70,281)	(42,882)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,672)	671,617

NET ASSETS:
Change in net assets	228,439	612,398
Beginning of period	2,694,314	2,081,916

End of period	$2,922,753	$2,694,314

Accumulated undistributed (distributions in excess of) net investment income	$20,112	$60,413

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,140	$124,070	$83,490	$206,821
Distributions reinvested	1,899	378	1,872	1,541
Cost of shares redeemed	(35,200)	(24,840)	(80,108)	(105,922)

Change in net assets resulting from Class A capital transactions	$(9,161)	$99,608	$5,254	$102,440

Class C
Proceeds from shares issued	$303	$283	$4,172	$7,659
Distributions reinvested	14	1	12	—
Cost of shares redeemed	(284)	(1,482)	(9,137)	(15,484)

Change in net assets resulting from Class C capital transactions	$33	$(1,198)	$(4,953)	$(7,825)

Class I (formerly Select Class)
Proceeds from shares issued	$9,733	$21,815	$115,722	$115,950
Distributions reinvested	360	86	1,623	1,651
Cost of shares redeemed	(9,262)	(216,425)	(49,421)	(350,209)

Change in net assets resulting from Class I capital transactions	$831	$(194,524)	$67,924	$(232,608)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$179,479	$177,616
Distributions reinvested	—	—	2,481	1,936
Cost of shares redeemed	—	—	(104,952)	(138,231)

Change in net assets resulting from Class L capital transactions	$—	$—	$77,008	$41,321

Class R5 (b)
Proceeds from shares issued	$183	$79,836	$—	$20
Distributions reinvested	23	—	— (a)	—
Cost of shares redeemed	(562)	(158,991)	—	—

Change in net assets resulting from Class R5 capital transactions	$(356)	$(79,155)	$— (a)	$20

Class R6
Proceeds from shares issued	$69,557	$962,670	$103,294	$895,741
Distributions reinvested	24,949	12,736	16,658	13,982
Cost of shares redeemed	(152,011)	(206,220)	(134,428)	(232,265)

Change in net assets resulting from Class R6 capital transactions	$(57,505)	$769,186	$(14,476)	$677,458

Total change in net assets resulting from capital transactions	$(66,158)	$593,917	$130,757	$580,806

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,060	11,197	3,827	10,198
Reinvested	173	36	93	84
Redeemed	(2,994)	(2,309)	(3,722)	(5,454)

Change in Class A Shares	(761)	8,924	198	4,828

Class C
Issued	26	28	193	402
Reinvested	1	— (a)	1	—
Redeemed	(25)	(145)	(438)	(822)

Change in Class C Shares	2	(117)	(244)	(420)

Class I (formerly Select Class)
Issued	808	2,004	5,133	5,865
Reinvested	32	8	79	88
Redeemed	(770)	(19,109)	(2,226)	(17,594)

Change in Class I Shares	70	(17,097)	2,986	(11,641)

Class L (formerly Institutional Class)
Issued	—	—	8,038	8,547
Reinvested	—	—	119	103
Redeemed	—	—	(4,697)	(6,992)

Change in Class L Shares	—	—	3,460	1,658

Class R5 (b)
Issued	15	7,225	—	1
Reinvested	2	—	— (a)	—
Redeemed	(48)	(14,428)	—	—

Change in Class R5 Shares	(31)	(7,203)	— (a)	1

Class R6
Issued	5,811	87,032	4,719	42,972
Reinvested	2,258	1,219	804	745
Redeemed	(12,419)	(18,962)	(5,782)	(11,576)

Change in Class R6 Shares	(4,350)	69,289	(259)	32,141

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016		Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,743		$8,578		$—		$—	(a)
Distributions reinvested	32		85		1		—	(a)
Cost of shares redeemed	(1,829)		(653)		—		—

Change in net assets resulting from Class A capital transactions	$1,946		$8,010		$1		$—	(a)

Class C
Proceeds from shares issued	$14		$57		$—		$—
Distributions reinvested	—	(a)	1		—	(a)	—
Cost of shares redeemed	—	(a)	—	(a)	—		—

Change in net assets resulting from Class C capital transactions	$14		$58		$—	(a)	$—

Class I (formerly Select Class)
Proceeds from shares issued	$1,877		$397		$728,946		$1,314,724
Distributions reinvested	16		54		19,299		9,477
Cost of shares redeemed	(62)		(59)		(656,897)		(1,740,416)

Change in net assets resulting from Class I capital transactions	$1,831		$392		$91,348		$(416,215)

Class R2
Distributions reinvested	—		—		—	(a)	—	(a)

Change in net assets resulting from Class R2 capital transactions	$—		$—		$—	(a)	$—	(a)

Class R5
Proceeds from shares issued	$—		$—	(a)	$—		$—
Distributions reinvested	—	(a)	—	(a)	—		—
Cost of shares redeemed	—		—	(a)	—		—

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$—	(a)	$—		$—

Class R6
Proceeds from shares issued	$30		$8		$—		$—
Distributions reinvested	—	(a)	1		—		—
Cost of shares redeemed	—	(a)	(4)		—		—

Change in net assets resulting from Class R6 capital transactions	$30		$5		$—		$—

Total change in net assets resulting from capital transactions	$3,821		$8,465		$91,349		$(416,215)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016		Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	273		652		—		—
Reinvested	3		7		—	(a)	—	(a)
Redeemed	(137)		(50)		—		—

Change in Class A Shares	139		609		—	(a)	—	(a)

Class C
Issued	1		4		—		—
Reinvested	—	(a)	—	(a)	—	(a)	—
Redeemed	—	(a)	—		—		—

Change in Class C Shares	1		4		—	(a)	—

Class I (formerly Select Class)
Issued	139		30		37,667		74,956
Reinvested	1		4		1,023		538
Redeemed	(5)		(4)		(33,996)		(99,095)

Change in Class I Shares	135		30		4,694		(23,601)

Class R2
Reinvested	—		—		—	(a)	—	(a)

Change in Class R2 Shares	—		—		—	(a)	—	(a)

Class R5
Reinvested	—	(a)	—	(a)	—		—

Change in Class R5 Shares	—	(a)	—	(a)	—		—

Class R6
Issued	2		1		—		—
Reinvested	—	(a)	—	(a)	—		—
Redeemed	—	(a)	—	(a)	—		—

Change in Class R6 Shares	2		1		—		—

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Global Unconstrained Equity Fund			International Discovery Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016		Six Months Ended April 30, 2017 (Unaudited)		Period Ended October 31, 2016 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$278	$121,461		$106		$20
Distributions reinvested	—	6,351		—	(b)	—	(b)
Cost of shares redeemed	(81)	(126,936)		(2)		—

Change in net assets resulting from Class A capital transactions	$197	$876		$104		$20

Class C
Proceeds from shares issued	$112	$50		$—	(b)	$20
Distributions reinvested	—	26		—	(b)	—	(b)
Cost of shares redeemed	(89)	(146)		—		—

Change in net assets resulting from Class C capital transactions	$23	$(70)		$—	(b)	$20

Class I (formerly Select Class)
Proceeds from shares issued	$167	$15,051		$764		$5,752
Distributions reinvested	2	803		60		3
Cost of shares redeemed	(175)	(15,414)		(723)		—

Change in net assets resulting from Class I capital transactions	$(6)	$440		$101		$5,755

Class R2
Proceeds from shares issued	$—	$—	(b)	$—		$—
Cost of shares redeemed	—	—	(b)	—		—

Change in net assets resulting from Class R2 capital transactions	$—	$—	(b)	$—		$—

Class R5
Proceeds from shares issued	$—	$—	(b)	$—	(b)	$20
Distributions reinvested	—	—		—	(b)	—	(b)
Cost of shares redeemed	—	—	(b)	—		—

Change in net assets resulting from Class R5 capital transactions	$—	$—	(b)	$—	(b)	$20

Class R6
Proceeds from shares issued	$—	$—		$—	(b)	$20
Distributions reinvested	—	—		—	(b)	—	(b)
Cost of shares redeemed	—	—	(b)	—		—

Change in net assets resulting from Class R6 capital transactions	$—	$—	(b)	$—	(b)	$20

Total change in net assets resulting from capital transactions	$214	$1,246		$205		$5,835

(a)	Commencement of operations was December 21, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund		International Discovery Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)		Period Ended October 31, 2016 (a)
SHARE TRANSACTIONS:
Class A
Issued	17	9,129	7		1
Reinvested	—	478	—	(b)	—	(b)
Redeemed	(5)	(9,592)	—	(b)	—

Change in Class A Shares	12	15	7		1

Class C
Issued	8	3	—		1
Reinvested	—	2	—	(b)	—	(b)
Redeemed	(6)	(10)	—		—

Change in Class C Shares	2	(5)	—	(b)	1

Class I (formerly Select Class)
Issued	10	1,096	51		390
Reinvested	— (b)	60	4		—	(b)
Redeemed	(11)	(1,149)	(48)		—

Change in Class I Shares	(1)	7	7		390

Class R5
Issued	—	—	—		1
Reinvested	—	—	—	(b)	—	(b)

Change in Class R5 Shares	—	—	—	(b)	1

Class R6
Issued	—	—	—		2
Reinvested	—	—	—	(b)	—	(b)

Change in Class R6 Shares	—	—	—	(b)	2

(a)	Commencement of operations was December 21, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Equity Fund		International Equity Income Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$66,057	$110,321	$24,036	$47,652
Distributions reinvested	605	3,515	1,250	3,171
Cost of shares redeemed	(49,431)	(113,970)	(21,979)	(45,371)

Change in net assets resulting from Class A capital transactions	$17,231	$(134)	$3,307	$5,452

Class C
Proceeds from shares issued	$2,194	$2,485	$2,698	$7,012
Distributions reinvested	19	272	199	445
Cost of shares redeemed	(3,510)	(7,667)	(2,327)	(3,519)

Change in net assets resulting from Class C capital transactions	$(1,297)	$(4,910)	$570	$3,938

Class I (formerly Select Class)
Proceeds from shares issued	$22,843	$32,905	$40,951	$54,317
Distributions reinvested	321	1,578	1,262	1,598
Cost of shares redeemed	(15,539)	(460,051)	(15,559)	(32,820)

Change in net assets resulting from Class I capital transactions	$7,625	$(425,568)	$26,654	$23,095

Class R2
Proceeds from shares issued	$197	$883	$148	$282
Distributions reinvested	1	10	7	5
Cost of shares redeemed	(277)	(596)	(28)	(12)

Change in net assets resulting from Class R2 capital transactions	$(79)	$297	$127	$275

Class R5
Proceeds from shares issued	$1,285	$6,787	$905	$696
Distributions reinvested	165	1,103	24	14
Cost of shares redeemed	(43,203)	(4,763)	(74)	(14)

Change in net assets resulting from Class R5 capital transactions	$(41,753)	$3,127	$855	$696

Class R6
Proceeds from shares issued	$255,711	$1,159,108	$112	$1
Distributions reinvested	16,643	57,229	3	2
Cost of shares redeemed	(350,395)	(239,110)	(13)	— (a)

Change in net assets resulting from Class R6 capital transactions	$(78,041)	$977,227	$102	$3

Total change in net assets resulting from capital transactions	$(96,314)	$550,039	$31,615	$33,459

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Income Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	4,424	8,046	1,620	3,246
Reinvested	42	265	84	216
Redeemed	(3,380)	(8,294)	(1,486)	(3,069)

Change in Class A Shares	1,086	17	218	393

Class C
Issued	155	189	183	479
Reinvested	1	22	13	31
Redeemed	(252)	(584)	(158)	(243)

Change in Class C Shares	(96)	(373)	38	267

Class I (formerly Select Class)
Issued	1,520	2,347	2,755	3,700
Reinvested	22	117	84	108
Redeemed	(1,043)	(30,864)	(1,054)	(2,258)

Change in Class I Shares	499	(28,400)	1,785	1,550

Class R2
Issued	14	64	10	19
Reinvested	— (a)	1	1	—	(a)
Redeemed	(19)	(44)	(2)	(1)

Change in Class R2 Shares	(5)	21	9	18

Class R5
Issued	89	483	60	48
Reinvested	11	81	2	1
Redeemed	(2,941)	(338)	(5)	(1)

Change in Class R5 Shares	(2,841)	226	57	48

Class R6
Issued	17,337	82,405	9	—	(a)
Reinvested	1,123	4,227	— (a)	—	(a)
Redeemed	(23,335)	(16,681)	(1)	—	(a)

Change in Class R6 Shares	(4,875)	69,951	8	—	(a)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Opportunities Fund		International Research Enhanced Equity Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,284	$107,477	$6,125	$9,158
Distributions reinvested	4,754	362	1,449	2,436
Cost of shares redeemed	(46,279)	(84,187)	(12,722)	(19,422)

Change in net assets resulting from Class A capital transactions	$16,759	$23,652	$(5,148)	$(7,828)

Class C
Proceeds from shares issued	$70	$469	$429	$998
Distributions reinvested	36	— (a)	221	467
Cost of shares redeemed	(321)	(554)	(2,825)	(5,171)

Change in net assets resulting from Class C capital transactions	$(215)	$(85)	$(2,175)	$(3,706)

Class I (formerly Select Class)
Proceeds from shares issued	$25,843	$8,676	$364,310	$568,584
Distributions reinvested	933	35	31,067	25,196
Cost of shares redeemed	(6,778)	(8,351)	(150,603)	(96,905)

Change in net assets resulting from Class I capital transactions	$19,998	$360	$244,774	$496,875

Class R2
Proceeds from shares issued	$—	$—	$4,057	$8,693
Distributions reinvested	—	—	189	28
Cost of shares redeemed	—	—	(2,690)	(1,738)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,556	$6,983

Class R6
Proceeds from shares issued	$157,755	$871,518	$—	$—
Distributions reinvested	92,823	13,758	—	—
Cost of shares redeemed	(281,444)	(295,100)	—	—

Change in net assets resulting from Class R6 capital transactions	$(30,866)	$590,176	$—	$—

Institutional Class
Proceeds from shares issued	$207	$11,992	$—	$—
Distributions reinvested	—	243	—	—
Cost of shares redeemed	(50,461)	(15,183)	—	—

Change in net assets resulting from Institutional Class capital transactions	$(50,254)	$(2,948)	$—	$—

Total change in net assets resulting from capital transactions	$(44,578)	$611,155	$239,007	$492,324

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Research Enhanced Equity Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	4,083	7,900	380	600
Reinvested	349	26	93	157
Redeemed	(3,277)	(6,175)	(789)	(1,276)

Change in Class A Shares	1,155	1,751	(316)	(519)

Class C
Issued	4	36	27	67
Reinvested	3	— (a)	15	32
Redeemed	(23)	(42)	(183)	(353)

Change in Class C Shares	(16)	(6)	(141)	(254)

Class I (formerly Select Class)
Issued	1,820	636	22,174	37,181
Reinvested	67	3	1,983	1,614
Redeemed	(474)	(596)	(9,356)	(6,312)

Change in Class I Shares	1,413	43	14,801	32,483

Class R2
Issued	—	—	259	581
Reinvested	—	—	12	2
Redeemed	—	—	(171)	(115)

Change in Class R2 Shares	—	—	100	468

Class R6
Issued	10,976	63,733	—	—
Reinvested	6,707	975	—	—
Redeemed	(19,419)	(20,913)	—	—

Change in Class R6 Shares	(1,736)	43,795	—	—

Institutional Class
Issued	15	861	—	—
Reinvested	—	17	—	—
Redeemed	(3,536)	(1,102)	—	—

Change in Institutional Class Shares	(3,521)	(224)	—	—

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	International Unconstrained Equity Fund				International Value Fund
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016		Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,302		$11,592		$41,862	$205,683
Distributions reinvested	257		18		18,745	7,392
Cost of shares redeemed	(5,248)		(3,467)		(359,972)	(291,409)

Change in net assets resulting from Class A capital transactions	$10,311		$8,143		$(299,365)	$(78,334)

Class C
Proceeds from shares issued	$1,733		$2,759		$1,199	$5,220
Distributions reinvested	66		3		1,151	154
Cost of shares redeemed	(1,128)		(1,551)		(5,890)	(10,150)

Change in net assets resulting from Class C capital transactions	$671		$1,211		$(3,540)	$(4,776)

Class I (formerly Select Class)
Proceeds from shares issued	$21,514		$7,331		$16,866	$57,659
Distributions reinvested	198		—		4,900	1,701
Cost of shares redeemed	(3,561)		(57,428)		(37,031)	(119,752)

Change in net assets resulting from Class I capital transactions	$18,151		$(50,097)		$(15,265)	$(60,392)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—		$—		$133,242	$320,955
Distributions reinvested	—		—		20,403	13,888
Cost of shares redeemed	—		—		(381,988)	(1,188,471)

Change in net assets resulting from Class L capital transactions	$—		$—		$(228,343)	$(853,628)

Class R2
Proceeds from shares issued	$—		$—		$225	$765
Distributions reinvested	—	(a)	—		24	8
Cost of shares redeemed	—		—	(a)	(234)	(1,410)

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$—	(a)	$15	$(637)

Class R5 (b)
Proceeds from shares issued	$—		$—		$— (a)	$20
Distributions reinvested	—	(a)	—	(a)	1	—
Cost of shares redeemed	—		—	(a)	—	—

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$—	(a)	$1	$20

Class R6
Proceeds from shares issued	$20,478		$75,541		$219	$28,014
Distributions reinvested	1,980		253		1,834	61
Cost of shares redeemed	(7)		4		(571)	(2,057)

Change in net assets resulting from Class R6 capital transactions	$22,451		$75,798		$1,482	$26,018

Total change in net assets resulting from capital transactions	$51,584		$35,055		$(545,015)	$(971,729)

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Unconstrained Equity Fund			International Value Fund
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	855		688	3,342	17,288
Reinvested	15		1	1,558	600
Redeemed	(303)		(206)	(29,149)	(24,382)

Change in Class A Shares	567		483	(24,249)	(6,494)

Class C
Issued	96		167	99	445
Reinvested	4		— (a)	99	13
Redeemed	(65)		(92)	(488)	(874)

Change in Class C Shares	35		75	(290)	(416)

Class I (formerly Select Class)
Issued	1,198		438	1,337	4,708
Reinvested	12		—	399	135
Redeemed	(202)		(3,248)	(2,912)	(9,716)

Change in Class I Shares	1,008		(2,810)	(1,176)	(4,873)

Class L (formerly Institutional Class)
Issued	—		—	10,486	26,460
Reinvested	—		—	1,668	1,108
Redeemed	—		—	(29,609)	(97,097)

Change in Class L Shares	—		—	(17,455)	(69,529)

Class R2
Issued	—		—	19	65
Reinvested	—	(a)	—	2	1
Redeemed	—		—	(19)	(118)

Change in Class R2 Shares	—	(a)	—	2	(52)

Class R5 (b)
Issued	—		—	—	2
Reinvested	—	(a)	— (a)	— (a)	—

Change in Class R5 Shares	—	(a)	— (a)	— (a)	2

Class R6
Issued	1,145		4,336	18	2,230
Reinvested	117		15	150	5
Redeemed	—	(a)	(1)	(46)	(174)

Change in Class R6 Shares	1,262		4,350	122	2,061

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Intrepid International Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,818	$102,499
Distributions reinvested	3,114	2,734
Cost of shares redeemed	(39,731)	(87,263)

Change in net assets resulting from Class A capital transactions	$20,201	$17,970

Class C
Proceeds from shares issued	$126	$651
Distributions reinvested	27	32
Cost of shares redeemed	(699)	(1,054)

Change in net assets resulting from Class C capital transactions	$(546)	$(371)

Class I (formerly Select Class)
Proceeds from shares issued	$32,967	$6,578
Distributions reinvested	451	221
Cost of shares redeemed	(3,756)	(8,803)

Change in net assets resulting from Class I capital transactions	$29,662	$(2,004)

Class R2
Proceeds from shares issued	$45	$318
Distributions reinvested	4	3
Cost of shares redeemed	(59)	(41)

Change in net assets resulting from Class R2 capital transactions	$(10)	$280

Class R6
Proceeds from shares issued	$199,247	$900,498
Distributions reinvested	66,113	39,523
Cost of shares redeemed	(301,583)	(259,983)

Change in net assets resulting from Class R6 capital transactions	$(36,223)	$680,038

Institutional Class
Proceeds from shares issued	$39	$3,104
Distributions reinvested	—	50
Cost of shares redeemed	(23,795)	(27,450)

Change in net assets resulting from Institutional Class capital transactions	$(23,756)	$(24,296)

Total change in net assets resulting from capital transactions	$(10,672)	$671,617

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,971	5,754
Reinvested	171	148
Redeemed	(2,106)	(4,883)

Change in Class A Shares	1,036	1,019

Class C
Issued	7	35
Reinvested	1	2
Redeemed	(37)	(57)

Change in Class C Shares	(29)	(20)

Class I (formerly Select Class)
Issued	1,707	354
Reinvested	24	12
Redeemed	(191)	(472)

Change in Class I Shares	1,540	(106)

Class R2
Issued	2	18
Reinvested	— (a)	— (a)
Redeemed	(3)	(2)

Change in Class R2 Shares	(1)	16

Class R6
Issued	10,410	49,855
Reinvested	3,555	2,101
Redeemed	(15,445)	(13,945)

Change in Class R6 Shares	(1,480)	38,011

Institutional Class
Issued	2	170
Reinvested	—	3
Redeemed	(1,238)	(1,551)

Change in Institutional Class Shares	(1,236)	(1,378)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$11.55	$0.05		$1.18	$1.23	$(0.15)
Year Ended October 31, 2016	11.03	0.15		0.46	0.61	(0.09)
Year Ended October 31, 2015	13.13	0.13	(f)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)
Year Ended October 31, 2012	12.65	0.17		0.21	0.38	(0.15)

Class C
Six Months Ended April 30, 2017 (Unaudited)	11.41	0.02		1.18	1.20	(0.06)
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (g)
Year Ended October 31, 2015	12.92	0.10	(f)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)
Year Ended October 31, 2012	12.58	0.15		0.15	0.30	(0.16)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	11.68	0.07		1.20	1.27	(0.16)
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(f)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)
Year Ended October 31, 2012	12.68	0.22		0.18	0.40	(0.17)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	11.78	0.08		1.21	1.29	(0.17)
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(f)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)
Year Ended October 31, 2013	12.94	0.25		0.68	0.93	(0.16)
Year Ended October 31, 2012	12.71	0.25		0.18	0.43	(0.20)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	11.64	0.08		1.18	1.26	(0.18)
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (h) through October 31, 2015	10.46	(0.02	)(f)	0.67	0.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.63	10.85%	$152,637	1.35%	0.88%		1.62%	33%
11.55	5.62	148,331	1.42	1.42		1.70	72
11.03	(14.60)	43,220	1.58	1.06	(f)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72

12.55	10.64	2,723	1.85	0.40		2.25	33
11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(f)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72

12.79	11.03	59,491	1.10	1.14		1.30	33
11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(f)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72

12.90	11.18	1,356	0.92	1.37		1.17	33
11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(f)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43
12.94	3.53	331,032	1.19	1.99		1.31	72

12.72	11.10	1,665,619	0.85	1.39		1.04	33
11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(f)	1.17	118

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$21.79	$0.01		$2.12	$2.13	$(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(f)	0.59	0.75	(0.08)
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)
Year Ended October 31, 2012	21.09	0.07		0.85	0.92	—

Class C
Six Months Ended April 30, 2017 (Unaudited)	21.18	(0.05)		2.08	2.03	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(f)	0.57	0.62	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)
Year Ended October 31, 2012	20.65	(0.04)		0.83	0.79	—

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	22.33	0.04		2.17	2.21	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(f)	0.64	0.82	(0.05)
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)
Year Ended October 31, 2012	21.42	0.13		0.86	0.99	(0.01)

Class L (formerly Institutional Class)
Six Months Ended April 30, 2017 (Unaudited)	22.49	0.05		2.18	2.23	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(f)	0.70	0.87	(0.18)
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)
Year Ended October 31, 2012	21.66	0.16		0.87	1.03	(0.04)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	22.49	0.05		2.18	2.23	(0.18)
September 9, 2016 (g) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Six Months Ended April 30, 2017 (Unaudited)	22.46	0.06		2.18	2.24	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)
December 23, 2013 (g) through October 31, 2014	22.47	0.38	(f)	1.59	1.97	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.82	9.88%	$454,739	1.34%	0.06%		1.65%	8%
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35
23.72	3.26	350,555	1.70	0.72	(f)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20

23.20	9.58	37,694	1.84	(0.46)		2.16	8
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35
23.03	2.77	56,732	2.20	0.22	(f)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20

24.40	10.00	402,793	1.10	0.33		1.32	8
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35
24.24	3.51	583,501	1.45	0.78	(f)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20

24.55	10.06	511,475	0.95	0.48		1.16	8
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35
24.42	3.72	411,449	1.30	0.72	(f)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20

24.54	10.09	22	0.94	0.46		1.16	8
22.49	0.40	20	0.90	0.28		1.08	23

24.51	10.12	2,155,494	0.85	0.56		1.00	8
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(f)	1.33	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$13.46	$0.14	$0.58	$0.72	$(0.05)
Year Ended October 31, 2016	12.50	0.44	0.76	1.20	(0.24)
December 12, 2014 (g) through October 31, 2015	15.00	0.45	(2.52)	(2.07)	(0.43)

Class C
Six Months Ended April 30, 2017 (Unaudited)	13.44	0.10	0.59	0.69	(0.03)
Year Ended October 31, 2016	12.51	0.27	0.85	1.12	(0.19)
December 12, 2014 (g) through October 31, 2015	15.00	0.42	(2.55)	(2.13)	(0.36)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	13.51	0.17	0.57	0.74	(0.06)
Year Ended October 31, 2016	12.53	0.38	0.85	1.23	(0.25)
December 12, 2014 (g) through October 31, 2015	15.00	0.49	(2.53)	(2.04)	(0.43)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	13.51	0.16	0.60	0.76	(0.07)
Year Ended October 31, 2016	12.53	0.40	0.85	1.25	(0.27)
December 12, 2014 (g) through October 31, 2015	15.00	0.51	(2.53)	(2.02)	(0.45)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	13.52	0.22	0.54	0.76	(0.08)
Year Ended October 31, 2016	12.53	0.41	0.85	1.26	(0.27)
December 12, 2014 (g) through October 31, 2015	15.00	0.52	(2.53)	(2.01)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2016 and for the period ended October 31, 2015.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data (a)
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$14.13	5.39%	$10,671	1.55%		2.07%		3.81%		12%
13.46	9.76	8,291	1.54	(f)	3.36	(f)	3.29	(f)	21
12.50	(13.93)	86	1.57	(f)	3.72	(f)	10.55	(f)	25

14.10	5.18	113	2.05		1.55		4.43		12
13.44	9.10	94	2.05	(f)	2.15	(f)	8.18	(f)	21
12.51	(14.26)	32	2.08	(f)	3.32	(f)	12.02	(f)	25

14.19	5.55	5,227	1.30		2.50		3.61		12
13.51	9.96	3,148	1.30	(f)	3.05	(f)	8.02	(f)	21
12.53	(13.70)	2,541	1.33	(f)	3.85	(f)	10.36	(f)	25

14.20	5.72	20	1.10		2.40		3.49		12
13.51	10.15	19	1.10	(f)	3.22	(f)	9.72	(f)	21
12.53	(13.55)	17	1.14	(f)	4.05	(f)	10.84	(f)	25

14.20	5.67	56	1.05		3.31		3.62		12
13.52	10.26	24	1.05	(f)	3.32	(f)	9.33	(f)	21
12.53	(13.51)	17	1.08	(f)	4.10	(f)	10.82	(f)	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$18.45	$0.16	$2.14	$2.30	$(0.37)	$—	$(0.37)
Year Ended October 31, 2016	18.52	0.35	(0.23)	0.12	(0.19)	—	(0.19)
Year Ended October 31, 2015	18.77	0.37	(0.15)	0.22	(0.22)	(0.25)	(0.47)
Year Ended October 31, 2014	17.33	0.34	1.35	1.69	(0.15)	(0.10)	(0.25)
February 28, 2013 (f) through October 31, 2013	15.00	0.19	2.14	2.33	—	—	—

Class C
Six Months Ended April 30, 2017 (Unaudited)	18.46	0.11	2.15	2.26	(0.28)	—	(0.28)
Year Ended October 31, 2016	18.43	0.26	(0.23)	0.03	—	—	—
Year Ended October 31, 2015	18.68	0.28	(0.15)	0.13	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2014	17.28	0.25	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (f) through October 31, 2013	15.00	0.14	2.14	2.28	—	—	—

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	18.37	0.18	2.14	2.32	(0.42)	—	(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (f) through October 31, 2013	15.00	0.19	2.18	2.37	—	—	—

Class R2
Six Months Ended April 30, 2017 (Unaudited)	18.46	0.14	2.14	2.28	(0.33)	—	(0.33)
Year Ended October 31, 2016	18.47	0.30	(0.22)	0.08	(0.09)	—	(0.09)
Year Ended October 31, 2015	18.72	0.32	(0.15)	0.17	(0.17)	(0.25)	(0.42)
Year Ended October 31, 2014	17.30	0.29	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (f) through October 31, 2013	15.00	0.17	2.13	2.30	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$20.38	12.62%	$23	0.59%		1.68%		0.98%		17%
18.45	0.68	20	0.59		1.95		3.30		35
18.52	1.22	20	0.58		1.98		0.99		44
18.77	9.90	64	0.58		1.87		0.81		40
17.33	15.53	58	0.58	(g)	1.79	(g)	1.62	(g)(h)	25

20.44	12.36	22	1.09		1.17		1.48		17
18.46	0.16	20	1.09		1.44		3.81		35
18.43	0.73	20	1.08		1.48		1.50		44
18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(g)	1.29	(g)	2.12	(g)(h)	25

20.27	12.78	7,716,084	0.34		1.93		0.55		17
18.37	0.91	6,907,246	0.34		2.19		0.55		35
18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(g)	1.73	(g)	0.60	(g)(h)	25

20.41	12.46	23	0.83		1.42		1.23		17
18.46	0.46	20	0.84		1.70		3.55		35
18.47	0.98	20	0.83		1.73		1.25		44
18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(g)	1.54	(g)	1.87	(g)(h)	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Global Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$14.12	$0.05	(e)	$1.95	$2.00	$—	$—	$—	$—
Year Ended October 31, 2016	16.12	0.27	(e)	(0.88)	(0.61)	(0.30)	(0.27)	(0.82)	(1.39)
Year Ended October 31, 2015	19.55	0.11	(e)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	—	(0.63)
November 30, 2011 (g) through October 31, 2012	15.00	0.17		1.56	1.73	— (h)	—	—	— (h)

Class C
Six Months Ended April 30, 2017 (Unaudited)	14.02	0.02	(e)	1.92	1.94	—	—	—	—
Year Ended October 31, 2016	16.01	0.11	(e)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(e)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	—	(0.56)
November 30, 2011 (g) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—	—

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	14.23	0.08	(e)	1.97	2.05	(0.04)	—	—	(0.04)
Year Ended October 31, 2016	16.18	0.26	(e)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(e)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	—	(0.67)
November 30, 2011 (g) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	—	(0.01)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	14.24	0.03	(e)	1.96	1.99	—	—	—	—
Year Ended October 31, 2016	16.11	0.14	(e)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(e)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	—	(0.60)
November 30, 2011 (g) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—	—

Class R5
Six Months Ended April 30, 2017 (Unaudited)	14.24	0.08	(e)	1.96	2.04	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.21	0.24	(e)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(e)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	—	(0.71)
November 30, 2011 (g) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	—	(0.01)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	14.23	0.09	(e)	1.95	2.04	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.22	0.25	(e)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(e)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	—	(0.71)
November 30, 2011 (g) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)

$16.12	14.16%	$679	0.74%		0.70%		15.87%		51%
14.12	(3.53)	417	0.74		1.95		1.90		1256
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(f)	1.37	(f)	5.36	(f)	71
16.73	11.55	56	1.35	(f)	1.14	(f)	6.89	(f)	49

15.96	13.84	263	1.24		0.21		16.30		51
14.02	(4.02)	210	1.17		0.78		11.83		1256
16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(f)	0.87	(f)	5.85	(f)	71
16.65	11.00	56	1.85	(f)	0.65	(f)	7.38	(f)	49

16.24	14.41	1,123	0.40		1.02		15.35		51
14.23	(3.23)	991	0.36		1.86		5.37		1256
16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(f)	1.62	(f)	5.10	(f)	71
16.76	11.77	3,075	1.10	(f)	1.40	(f)	6.64	(f)	49

16.23	13.97	20	1.00		0.41		15.92		51
14.24	(3.79)	18	0.92		1.00		13.46		1256
16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(f)	1.12	(f)	5.60	(f)	71
16.69	11.27	56	1.60	(f)	0.90	(f)	7.14	(f)	49

16.18	14.35	20	0.30		1.11		15.23		51
14.24	(3.12)	18	0.22		1.70		12.77		1256
16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(f)	1.82	(f)	4.89	(f)	71
16.79	11.99	56	0.90	(f)	1.60	(f)	6.45	(f)	49

16.17	14.41	20	0.24		1.16		15.18		51
14.23	(3.10)	18	0.17		1.75		12.75		1256
16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(f)	1.87	(f)	4.85	(f)	71
16.80	12.06	56	0.85	(f)	1.65	(f)	6.40	(f)	49

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
International Discovery Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$14.88	$0.13	$1.62		$1.75	$(0.11)
December 21, 2015 (g) through October 31, 2016	15.00	0.13	(0.24	)(h)(i)	(0.11)	(0.01)

Class C
Six Months Ended April 30, 2017 (Unaudited)	14.82	0.03	1.68		1.71	(0.05)
December 21, 2015 (g) through October 31, 2016	15.00	0.07	(0.24	)(h)(i)	(0.17)	(0.01)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	14.92	0.09	1.69		1.78	(0.15)
December 21, 2015 (g) through October 31, 2016	15.00	0.17	(0.24	)(h)(i)	(0.07)	(0.01)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	14.94	0.10	1.69		1.79	(0.17)
December 21, 2015 (g) through October 31, 2016	15.00	0.19	(0.24	)(h)(i)	(0.05)	(0.01)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	14.94	0.10	1.69		1.79	(0.17)
December 21, 2015 (g) through October 31, 2016	15.00	0.20	(0.25	)(h)(i)	(0.05)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2017 and for the period ended October 31, 2016.
(g)	Commencement of operations.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without the reimbursement, the net realized and unrealized gains (losses) on investments per share would have been $(0.26), $(0.27), $(0.27), $(0.27) and $(0.28), and the total return would have been (0.88)%, (1.36)%, (0.67)%, (0.53)% and (0.53)% for Class A, Class C, Class I, Class R5 and Class R6, respectively.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)(f)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.52	11.91%		$133	1.25%	1.67%	7.53%	76%
14.88	(0.75	)(i)	20	1.25	1.07	9.33	200

16.48	11.62		22	1.75	0.36	8.70	76
14.82	(1.16	)(i)	20	1.75	0.57	9.78	200

16.55	12.11		6,563	0.95	1.16	7.91	76
14.92	(0.47	)(i)	5,815	0.95	1.34	5.54	200

16.56	12.15		22	0.80	1.30	7.77	76
14.94	(0.33	)(i)	20	0.80	1.52	8.83	200

16.56	12.20		22	0.75	1.36	7.71	76
14.94	(0.33	)(i)	19	0.75	1.57	8.77	200

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Equity Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$14.24	$0.07		$1.48	$1.55	$(0.04)
Year Ended October 31, 2016	14.75	0.22		(0.51)	(0.29)	(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(f)	(0.68)	(0.31)	(0.36)
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)
Year Ended October 31, 2012	12.61	0.22		0.74	0.96	(0.21)

Class C
Six Months Ended April 30, 2017 (Unaudited)	13.50	0.02		1.42	1.44	(0.01)
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(f)	(0.64)	(0.38)	(0.30)
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)
Year Ended October 31, 2012	12.08	0.16		0.69	0.85	(0.15)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	14.45	0.08		1.51	1.59	(0.06)
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(f)	(0.67)	(0.28)	(0.40)
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)
Year Ended October 31, 2012	12.76	0.26		0.74	1.00	(0.24)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	14.17	0.04		1.49	1.53	(0.02)
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(f)	(0.65)	(0.35)	(0.33)
Year Ended October 31, 2013	13.31	0.11		2.61	2.72	(0.16)
Year Ended October 31, 2012	12.58	0.15		0.77	0.92	(0.19)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	14.47	0.06		1.54	1.60	(0.07)
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(f)	(0.69)	(0.25)	(0.42)
Year Ended October 31, 2013	13.52	0.27		2.60	2.87	(0.26)
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	14.46	0.10		1.52	1.62	(0.08)
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(f)	(0.69)	(0.24)	(0.43)
Year Ended October 31, 2013	13.52	0.28		2.59	2.87	(0.26)
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.34, $0.25, $0.39 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 2.08%, 1.59%, 2.40% and 2.48% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.75	10.92%	$257,057	1.24%	0.93%		1.39%	5%
14.24	(1.83)	216,932	1.31	1.62		1.49	11
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(f)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5

14.93	10.70	23,139	1.74	0.33		1.94	5
13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(f)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5

15.98	11.03	112,377	0.99	1.14		1.15	5
14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(f)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5

15.68	10.84	1,533	1.49	0.61		1.84	5
14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(f)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5

16.00	11.09	19,619	0.84	0.84		0.94	5
14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(f)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5

16.00	11.23	3,274,685	0.74	1.36		0.81	5
14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(f)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$14.38	$0.23		$1.01	$1.24	$(0.26)	$—	$(0.26)
Year Ended October 31, 2016	15.66	0.45	(f)	(1.01)	(0.56)	(0.46)	(0.26)	(0.72)
Year Ended October 31, 2015	16.41	0.39	(f)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31		0.88	1.19	(0.44)	—	(0.44)

Class C
Six Months Ended April 30, 2017 (Unaudited)	14.30	0.20		1.00	1.20	(0.24)	—	(0.24)
Year Ended October 31, 2016	15.59	0.38	(f)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(f)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36		0.77	1.13	(0.37)	—	(0.37)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	14.41	0.29		0.98	1.27	(0.28)	—	(0.28)
Year Ended October 31, 2016	15.70	0.46	(f)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(f)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47		0.76	1.23	(0.46)	—	(0.46)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	14.36	0.22		1.00	1.22	(0.25)	—	(0.25)
Year Ended October 31, 2016	15.65	0.39	(f)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(f)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40		2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40		0.76	1.16	(0.40)	—	(0.40)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	14.42	0.30		0.97	1.27	(0.28)	—	(0.28)
Year Ended October 31, 2016	15.70	0.49	(f)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(f)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51		2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50		0.76	1.26	(0.49)	—	(0.49)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	14.41	0.28		1.00	1.28	(0.29)	—	(0.29)
Year Ended October 31, 2016	15.69	0.51	(f)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015 (h) through October 31, 2015	15.82	0.69	(f)	(0.41)	0.28	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.71, $0.62 and $0.74 for Class A, Class C, Class I, Class R2 and Class R5, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 4.25%, 3.74% and 4.44% for Class A, Class C, Class I, Class R2 and Class R5, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.36	8.69%	$74,610	1.25%	3.13%		1.57%	42%
14.38	(3.60)	66,722	1.24	3.06	(f)	1.57	162
15.66	0.29	66,499	1.25	2.42	(f)	1.67	238
16.41	3.18	74,652	1.25	5.44	(g)	1.67	138
16.67	21.40	49,118	1.24	2.77		1.82	63
14.12	9.09	9,003	1.25	2.21		2.31	52

15.26	8.42	13,128	1.74	2.70		2.10	42
14.30	(4.09)	11,754	1.75	2.59	(f)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(f)	2.20	238
16.36	2.67	3,530	1.75	5.03	(g)	2.17	138
16.63	20.74	1,957	1.74	2.16		2.32	63
14.11	8.66	646	1.75	2.69		2.95	52

15.40	8.87	85,893	0.90	3.89		1.32	42
14.41	(3.31)	54,642	0.89	3.13	(f)	1.31	162
15.70	0.66	35,177	0.91	3.00	(f)	1.41	238
16.45	3.39	34,719	1.00	5.75	(g)	1.42	138
16.71	21.73	55,485	0.99	3.04		1.59	63
14.14	9.43	27,292	1.00	3.44		2.20	52

15.33	8.56	472	1.49	3.05		1.85	42
14.36	(3.84)	316	1.49	2.66	(f)	2.39	162
15.65	(0.01)	52	1.50	3.74	(f)	1.89	238
16.41	2.90	574	1.50	5.24	(g)	1.92	138
16.67	21.12	558	1.49	2.60		2.11	63
14.12	8.87	461	1.50	2.95		2.70	52

15.41	8.91	1,637	0.80	4.09		1.09	42
14.42	(3.14)	700	0.79	3.33	(f)	1.29	162
15.70	0.71	19	0.80	4.59	(f)	1.16	238
16.46	3.60	587	0.80	5.94	(g)	1.22	138
16.72	21.94	566	0.79	3.31		1.41	63
14.15	9.62	465	0.80	3.65		2.00	52

15.40	8.95	132	0.75	3.76		1.10	42
14.41	(3.09)	21	0.75	3.48	(f)	3.06	162
15.69	1.66	21	0.75	5.70	(f)	1.15	238

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Opportunities Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$13.77	$0.10	$1.58	$1.68	$(0.42)
Year Ended October 31, 2016	14.48	0.25	(0.93)	(0.68)	(0.03)
Year Ended October 31, 2015	14.80	0.20	(0.23)	(0.03)	(0.29)
Year Ended October 31, 2014	15.25	0.36	(0.69)	(0.33)	(0.12)
Year Ended October 31, 2013	12.45	0.25	2.83	3.08	(0.28)
Year Ended October 31, 2012	12.00	0.23	0.56	0.79	(0.34)

Class C
Six Months Ended April 30, 2017 (Unaudited)	13.30	0.05	1.54	1.59	(0.35)
Year Ended October 31, 2016	14.04	0.14	(0.88)	(0.74)	— (f)
Year Ended October 31, 2015	14.41	0.10	(0.19)	(0.09)	(0.28)
Year Ended October 31, 2014	14.88	0.27	(0.66)	(0.39)	(0.08)
Year Ended October 31, 2013	12.15	0.16	2.77	2.93	(0.20)
Year Ended October 31, 2012	11.65	0.18	0.55	0.73	(0.23)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	14.00	0.12	1.58	1.70	(0.47)
Year Ended October 31, 2016	14.68	0.28	(0.93)	(0.65)	(0.03)
Year Ended October 31, 2015	15.06	0.25	(0.24)	0.01	(0.39)
Year Ended October 31, 2014	15.50	0.40	(0.69)	(0.29)	(0.15)
Year Ended October 31, 2013	12.64	0.29	2.87	3.16	(0.30)
Year Ended October 31, 2012	12.15	0.28	0.56	0.84	(0.35)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	14.05	0.13	1.61	1.74	(0.51)
Year Ended October 31, 2016	14.75	0.32	(0.92)	(0.60)	(0.10)
Year Ended October 31, 2015	15.13	0.26	(0.21)	0.05	(0.43)
Year Ended October 31, 2014	15.57	0.44	(0.70)	(0.26)	(0.18)
Year Ended October 31, 2013	12.69	0.32	2.88	3.20	(0.32)
Year Ended October 31, 2012	12.20	0.31	0.56	0.87	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.03	12.51%	$204,929	1.23%	1.39%	1.25%	29%
13.77	(4.69)	171,940	1.29	1.83	1.29	48
14.48	(0.15)	155,397	1.31	1.34	1.43	43
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45

14.54	12.21	1,484	1.73	0.75	1.87	29
13.30	(5.26)	1,565	1.89	1.06	1.91	48
14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45

15.23	12.52	47,653	0.98	1.64	1.02	29
14.00	(4.40)	23,999	1.05	1.99	1.05	48
14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45

15.28	12.74	2,717,685	0.71	1.81	0.71	29
14.05	(4.09)	2,522,883	0.71	2.29	0.71	48
14.75	0.41	2,003,409	0.71	1.75	0.72	43
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$15.54	$0.16		$1.75	$1.91	$(0.35)	$—	$(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)
Year Ended October 31, 2013	17.24	0.38		4.00	4.38	(0.42)	—	(0.42)
Year Ended October 31, 2012	16.83	0.37		0.45	0.82	(0.41)	—	(0.41)

Class C
Six Months Ended April 30, 2017 (Unaudited)	14.88	0.12		1.67	1.79	(0.26)	—	(0.26)
Year Ended October 31, 2016	15.85	0.31	(f)	(0.85)	(0.54)	(0.28)	(0.15)	(0.43)
Year Ended October 31, 2015	19.68	0.33		(0.58)	(0.25)	(0.31)	(3.27)	(3.58)
Year Ended October 31, 2014	20.51	0.36		(0.56)	(0.20)	(0.29)	(0.34)	(0.63)
Year Ended October 31, 2013	16.68	0.27		3.86	4.13	(0.30)	—	(0.30)
Year Ended October 31, 2012	16.27	0.25		0.44	0.69	(0.28)	—	(0.28)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	15.68	0.19		1.76	1.95	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)
Year Ended October 31, 2013	17.36	0.40		4.06	4.46	(0.46)	—	(0.46)
Year Ended October 31, 2012	16.96	0.41		0.45	0.86	(0.46)	—	(0.46)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	15.19	0.14		1.71	1.85	(0.36)	—	(0.36)
Year Ended October 31, 2016	16.21	0.31	(f)	(0.84)	(0.53)	(0.34)	(0.15)	(0.49)
Year Ended October 31, 2015	20.07	0.37		(0.58)	(0.21)	(0.38)	(3.27)	(3.65)
Year Ended October 31, 2014	20.91	0.40		(0.54)	(0.14)	(0.36)	(0.34)	(0.70)
Year Ended October 31, 2013	17.03	0.35		3.92	4.27	(0.39)	—	(0.39)
Year Ended October 31, 2012	16.66	0.32		0.45	0.77	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$17.10	12.49%	$71,210	0.59%	2.06%		0.98%	9%
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51
17.24	5.16	96,191	1.07	2.27		1.31	19

16.41	12.20	12,585	1.09	1.53		1.47	9
14.88	(3.41)	13,507	1.10	2.14	(f)	1.55	24
15.85	(0.77)	18,423	1.10	2.01		1.52	39
19.68	(0.93)	20,724	1.09	1.75		1.60	63
20.51	25.09	21,802	1.30	1.49		1.85	51
16.68	4.43	16,291	1.79	1.57		1.81	19

17.23	12.66	1,619,251	0.35	2.37		0.59	9
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51
17.36	5.40	469,065	0.82	2.51		1.06	19

16.68	12.40	12,898	0.84	1.86		1.37	9
15.19	(3.22)	10,222	0.84	2.08	(f)	1.34	24
16.21	(0.50)	3,331	0.85	2.22		1.41	39
20.07	(0.66)	2,521	0.84	1.95		1.33	63
20.91	25.52	1,957	0.95	1.88		1.61	51
17.03	4.94	786	1.32	1.97		1.56	19

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$17.24	$0.04	(e)	$1.91	$1.95	$(0.35)	$—	$(0.35)
Year Ended October 31, 2016	17.61	0.22	(e)(f)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(e)(f)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(g)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (i) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Six Months Ended April 30, 2017 (Unaudited)	17.04	(0.02	)(e)	1.91	1.89	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(e)(f)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(e)(f)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(g)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (i) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	17.45	0.08	(e)	1.92	2.00	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(e)(f)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(e)(f)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(g)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (i) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

Class R2
Six Months Ended April 30, 2017 (Unaudited)	17.21	—	(e)(j)	1.93	1.93	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(e)(f)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(e)(f)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(g)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (i) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Six Months Ended April 30, 2017 (Unaudited)	17.44	0.06	(e)	1.95	2.01	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(e)(f)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(e)(f)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(g)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (i) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Six Months Ended April 30, 2017 (Unaudited)	17.45	0.08	(e)	1.93	2.01	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(e)(f)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(e)(f)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(g)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (i) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.17, $0.08, $0.20 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.99%, 0.48%, 1.18% and 1.23% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(i)	Commencement of operations.
(j)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)

$18.84	11.54%	$26,032	1.24%		0.48%		1.57%		24%
17.24	(1.86)	14,034	1.24		1.28	(f)	1.61		51
17.61	3.04	5,824	1.24		0.49	(f)	2.31		42
18.59	(2.47)	351	1.32		0.98	(g)	5.09		63
20.59	22.23	83	1.32	(h)	0.89	(h)	7.99	(h)	65
17.28	15.20	58	1.32	(h)	1.17	(h)	6.99	(h)	40

18.68	11.29	5,735	1.74		(0.20)		2.09		24
17.04	(2.28)	4,626	1.74		0.75	(f)	2.14		51
17.45	2.39	3,439	1.74		(0.12	)(f)	2.79		42
18.44	(2.91)	137	1.82		0.55	(g)	6.19		63
20.47	21.61	76	1.82	(h)	0.40	(h)	8.35	(h)	65
17.20	14.67	57	1.82	(h)	0.67	(h)	7.47	(h)	40

19.05	11.76	30,034	0.89		0.94		1.28		24
17.45	(1.47)	9,929	0.89		1.41	(f)	1.35		51
17.71	3.29	59,858	0.89		0.83	(f)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(g)	5.55		63
20.64	22.49	3,925	1.07	(h)	1.17	(h)	7.52	(h)	65
17.32	15.47	3,175	1.07	(h)	1.42	(h)	6.74	(h)	40

18.84	11.43	22	1.49		0.02		1.95		24
17.21	(2.05)	20	1.49		0.87	(f)	4.37		51
17.57	2.67	20	1.51		0.19	(f)	5.11		42
18.55	(2.68)	68	1.57		0.66	(g)	6.05		63
20.53	21.92	70	1.57	(h)	0.67	(h)	8.01	(h)	65
17.24	14.93	57	1.57	(h)	0.92	(h)	7.23	(h)	40

19.03	11.81	22	0.80		0.72		1.24		24
17.44	(1.38)	20	0.80		1.57	(f)	3.59		51
17.75	3.43	20	0.81		0.89	(f)	4.43		42
18.72	(1.99)	70	0.87		1.36	(g)	5.34		63
20.69	22.76	71	0.87	(h)	1.37	(h)	7.31	(h)	65
17.35	15.67	58	0.87	(h)	1.62	(h)	6.54	(h)	40

19.03	11.80	112,514	0.75		0.88		0.99		24
17.45	(1.29)	81,146	0.74		1.70	(f)	1.02		51
17.76	3.48	5,335	0.74		(0.05	)(f)	2.87		42
18.73	(1.95)	70	0.82		1.41	(g)	5.29		63
20.70	22.80	71	0.82	(h)	1.42	(h)	7.26	(h)	65
17.36	15.73	58	0.82	(h)	1.67	(h)	6.49	(h)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$12.23	$0.08		$1.41	$1.49	$(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(f)(g)	(1.07)	(0.60)	(0.28)
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)
Year Ended October 31, 2012	12.05	0.31		0.21	0.52	(0.39)

Class C
Six Months Ended April 30, 2017 (Unaudited)	11.88	0.05		1.36	1.41	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(f)(g)	(1.05)	(0.67)	(0.22)
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)
Year Ended October 31, 2012	11.72	0.25		0.19	0.44	(0.32)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	12.57	0.10		1.44	1.54	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(f)(g)	(1.04)	(0.59)	(0.12)
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)
Year Ended October 31, 2012	12.19	0.34		0.21	0.55	(0.43)

Class L (formerly Institutional Class)
Six Months Ended April 30, 2017 (Unaudited)	12.50	0.10		1.45	1.55	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(f)(g)	(1.09)	(0.56)	(0.32)
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)
Year Ended October 31, 2012	12.26	0.36		0.20	0.56	(0.44)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	12.04	0.07		1.38	1.45	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(f)(g)	(1.05)	(0.63)	(0.22)
Year Ended October 31, 2013	11.99	0.18		2.88	3.06	(0.27)
Year Ended October 31, 2012	11.86	0.28		0.19	0.47	(0.34)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	12.51	0.11		1.42	1.53	(0.82)
September 9, 2016 (h) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Six Months Ended April 30, 2017 (Unaudited)	12.51	0.12		1.42	1.54	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(f)(g)	(1.09)	(0.55)	(0.32)
Year Ended October 31, 2013	12.38	0.30		2.96	3.26	(0.35)
Year Ended October 31, 2012	12.26	0.37		0.21	0.58	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37, $0.45, $0.34 and $0.46 for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44%, 2.99%, 2.39% and 3.06% for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.03	12.66%	$294,864	1.33%	1.34%		1.42%	16%
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(f)(g)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62

12.62	12.35	22,320	1.83	0.79		1.93	16
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(f)(g)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62

13.33	12.75	151,737	1.04	1.62		1.05	16
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(f)(g)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62

13.26	12.89	323,408	0.87	1.57		0.87	16
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(f)(g)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62

12.81	12.48	1,276	1.59	1.11		1.85	16
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(f)(g)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62

13.22	12.80	23	0.91	1.77		0.92	16
12.51	(0.32)	20	0.79	1.52		0.79	61

13.23	12.90	31,229	0.77	1.91		0.77	16
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(f)(g)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid International Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$18.44	$0.17		$1.85	$2.02	$(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(f)	(0.45)	(0.06)	(0.24)
Year Ended October 31, 2013	15.90	0.25		3.88	4.13	(0.24)
Year Ended October 31, 2012	15.32	0.25		0.49	0.74	(0.16)

Class C
Six Months Ended April 30, 2017 (Unaudited)	18.57	0.10		1.89	1.99	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(f)	(0.52)	(0.16)	(0.13)
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)
Year Ended October 31, 2012	15.36	0.18		0.50	0.68	(0.04)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	19.20	0.21		1.92	2.13	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(f)	(0.53)	(0.02)	(0.27)
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)
Year Ended October 31, 2012	15.85	0.30		0.51	0.81	(0.20)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	18.29	0.13		1.85	1.98	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(f)	(0.53)	(0.13)	(0.17)
Year Ended October 31, 2013	15.74	0.20		3.86	4.06	(0.19)
Year Ended October 31, 2012	15.21	0.19		0.50	0.69	(0.16)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	18.91	0.21		1.90	2.11	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.08	11.14%	$199,735	1.21%	1.80%		1.22%	30%
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(f)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46

20.30	10.83	1,914	1.75	1.07		1.83	30
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(f)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46

20.86	11.33	49,895	0.90	2.10		1.00	30
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(f)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46

19.91	10.99	536	1.49	1.41		1.59	30
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33
19.31	(0.66)	98	1.64	2.03	(f)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46

20.54	11.44	2,670,673	0.71	2.17		0.71	30
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 13 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class I*, Class R5 and Class R6	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class I*, Class L**, Class R5*** and Class R6	JPM I	Diversified
Emerging Markets Equity Income Fund	Class A, Class C, Class I*, Class R5 and Class R6	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class I* and Class R2	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Discovery Fund	Class A, Class C, Class I*, Class R5 and Class R6	JPM I	Diversified
International Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Opportunities Fund	Class A, Class C, Class I*, Class R6 and Institutional****	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C, Class I* and Class R2	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Value Fund	Class A, Class C, Class I*, Class L**, Class R2, Class R5*** and Class R6	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class I*, Class R2, Class R6 and Institutional****	JPM I	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R5 Shares commenced operations on September 9, 2016, for Emerging Markets Equity Fund and International Value Fund.
****	Effective December 1, 2016, Institutional Class was renamed Class L and subsequently liquidated on December 8, 2016.

As of April 30, 2017, Class A, Class C and Class R2 Shares of Global Research Enhanced Index Fund and Class R2 shares of the Global Unconstrained Equity Fund were not publicly offered for investment.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Emerging Markets Equity Income Fund and the International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Discovery Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated in to a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$145,406	$—	$—	$145,406
China	58,469	352,223	—	410,692
Hong Kong	—	51,724	—	51,724
Hungary	—	27,669	—	27,669
India	—	58,011	—	58,011
Indonesia	—	13,805	—	13,805
Malaysia	—	23,510	—	23,510
Mexico	10,989	—	—	10,989
Panama	26,498	—	—	26,498
Poland	—	47,754	—	47,754
Qatar	—	8,821	—	8,821
Russia	52,717	96,529	—	149,246
South Africa	5,839	41,608	—	47,447
South Korea	—	317,972	—	317,972
Taiwan	37,542	226,740	—	264,282
Thailand	—	86,275	—	86,275
Turkey	—	80,577	—	80,577
United Arab Emirates	—	22,918	—	22,918
Vietnam	—	5,407	—	5,407

Total Common Stocks	337,460	1,461,543	—	1,799,003

Preferred Stocks
Brazil	31,028	—	—	31,028
Russia	11,831	—	—	11,831

Total Preferred Stocks	42,859	—	—	42,859

Short-Term Investment
Investment Company	32,084	—	—	32,084

Total Investments in Securities	$412,403	$1,461,543	$—	$1,873,946

Appreciation in Other Financial Instruments
Futures Contracts	$42	$—	$—	$42

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Argentina	$58,887	$—	$—		$58,887
Australia	—	22,225	—		22,225
Brazil	339,672	—	—		339,672
China	286,056	373,902	—		659,958
Cyprus	9,140	—	—		9,140
Egypt	23,906	—	—		23,906
Hong Kong	—	236,524	—		236,524
India	137,908	524,575	—		662,483
Indonesia	—	112,047	—		112,047
Mexico	91,480	—	—		91,480
Panama	47,278	—	—		47,278
Peru	42,716	—	—		42,716
Russia	—	146,322	—		146,322
South Africa	—	396,321	—		396,321
South Korea	—	163,691	17,540		181,231
Taiwan	142,012	131,762	—		273,774
Thailand	—	27,038	—		27,038
Turkey	—	11,363	—		11,363
United States	97,610	—	—		97,610

Total Common Stocks	1,276,665	2,145,770	17,540		3,439,975

Preferred Stocks
Brazil	19,610	—	—		19,610
Structured Instruments
China	—	33,989	—		33,989
Warrants
United States	—	24,753	—		24,753
Short-Term Investment
Investment Company	45,041	—	—		45,041

Total Investments in Securities	$1,341,316	$2,204,512	$17,540	*	$3,563,368

*	Level 3 securities are valued by brokers and pricing services. At April 30, 2017, the value of these securities was approximately $17,540,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Emerging Markets Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$1,176	$—	$—	$1,176
Chile	470	—	—	470
China	—	2,085	—	2,085
Czech Republic	349	130	—	479
Hong Kong	295	649	—	944
Hungary	—	272	—	272
Indonesia	—	331	—	331
Mexico	1,002	—	—	1,002
Russia	571	603	—	1,174
South Africa	544	1,398	—	1,942
South Korea	203	848	—	1,051

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Emerging Markets Equity Income Fund (continued)

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Taiwan	$802		$2,287	$—	$3,089
Thailand	141		539	—	680
Turkey	—		536	—	536
United Arab Emirates	245		—	—	245

Total Common Stocks	5,798		9,678	—	15,476

Structured Instruments
France	—		141	—	141
Warrant
United States	—		225	—	225
Short-Term Investment
Investment Company	24		—	—	24

Total Investments in Securities	$5,822		$10,044	$—	$15,866

Global Research Enhanced Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—		$202,259	$—	$202,259
Austria	—	(a)	11,337	—	11,337
Belgium	—		35,298	—	35,298
Bermuda	5,138		—	—	5,138
Canada	264,560		—	—	264,560
China	—		4,138	—	4,138
Denmark	—		57,112	—	57,112
Finland	—		12,694	—	12,694
France	—		314,997	—	314,997
Germany	—		249,062	—	249,062
Hong Kong	2,086		86,604	—	88,690
Ireland	9,586		2,505	—	12,091
Israel	4,887		—	—	4,887
Italy	890		50,651	—	51,541
Japan	2,521		668,541	—	671,062
Jersey	—		4,307	—	4,307
Luxembourg	—		8,664	—	8,664
Netherlands	—		150,553	—	150,553
New Zealand	—		5,677	—	5,677
Norway	—		5,366	—	5,366
Portugal	—		10,524	—	10,524
Singapore	—		31,463	—	31,463
Spain	—		103,881	—	103,881
Sweden	—		52,129	—	52,129
Switzerland	5,517		220,017	—	225,534
United Kingdom	5,993		422,931	—	428,924
United States	4,580,133		19,465	—	4,599,598

Total Common Stocks	4,881,311		2,730,175	—	7,611,486

Preferred Stocks
Germany	—		35,339	—	35,339
Rights
Australia	—		6	—	6
Short-Term Investment
Investment Company	46,476		—	—	46,476

Total Investments in Securities	$4,927,787		$2,765,520	$—	$7,693,307

Appreciation in Other Financial Instruments
Futures Contracts	$—		$646	$—	$646

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$30	$—	$—	$30
China	117	63	—	180
Denmark	—	36	—	36
France	—	157	—	157
Hong Kong	—	32	—	32
India	22	—	—	22
Israel	53	—	—	53
Italy	—	17	—	17
Japan	—	115	—	115
Luxembourg	—	30	—	30
Netherlands	28	—	—	28
Switzerland	—	79	—	79
United Kingdom	31	174	—	205
United States	1,000	—	—	1,000

Total Common Stocks	1,281	703	—	1,984

Short-Term Investment
Investment Company	39	—	—	39

Total Investments in Securities	$1,320	$703	$—	$2,023

International Discovery Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$563	$—	$563
Austria	—	63	—	63
China	—	233	—	233
Denmark	17	68	—	85
Finland	—	143	—	143
France	106	460	—	566
Georgia	—	75	—	75
Germany	56	219	—	275
Hong Kong	55	259	—	314
Ireland	—	33	—	33
Israel	40	—	—	40
Italy	117	338	—	455
Japan	—	1,665	—	1,665
Netherlands	—	57	—	57
Norway	—	143	—	143
South Africa	—	45	—	45
Spain	—	53	—	53
Sweden	—	214	—	214
Switzerland	106	366	—	472
United Kingdom	167	928	—	1,095
United States	56	35	—	91

Total Investments in Securities	$720	$5,960	$—	$6,680

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$43,462	$—	$43,462
Belgium	—	57,669	—	57,669
China	32,538	81,440	—	113,978
Denmark	—	37,917	—	37,917
France	—	450,631	—	450,631
Germany	—	253,094	—	253,094
Hong Kong	—	166,773	—	166,773
India	41,364	—	—	41,364
Indonesia	—	27,359	—	27,359
Israel	22,073	—	—	22,073
Japan	—	767,752	—	767,752
Macau	—	27,651	—	27,651
Netherlands	—	206,032	—	206,032
South Africa	—	41,151	—	41,151
South Korea	—	99,420	—	99,420
Spain	—	45,257	—	45,257
Switzerland	—	389,170	—	389,170
Taiwan	44,155	—	—	44,155
United Kingdom	—	706,069	—	706,069
United States	—	35,393	—	35,393

Total Common Stocks	140,130	3,436,240	—	3,576,370

Preferred Stocks
Germany	—	42,841	—	42,841
Short-Term Investment
Investment Company	76,383	—	—	76,383

Total Investments in Securities	$216,513	$3,479,081	$—	$3,695,594

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5)	$—	$(5)

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$5,177	$—	$5,177
Brazil	1,279	—	—	1,279
Canada	3,329	—	—	3,329
China	—	2,733	—	2,733
Czech Republic	—	3,110	—	3,110
Denmark	—	4,749	—	4,749
Finland	1,325	5,520	—	6,845
France	—	13,141	—	13,141
Germany	—	21,208	—	21,208
Hong Kong	—	1,841	—	1,841
Israel	1,201	—	—	1,201
Japan	3,755	15,112	—	18,867
Netherlands	—	9,838	—	9,838
New Zealand	—	2,229	—	2,229
Norway	—	2,692	—	2,692
Russia	—	8,506	—	8,506
South Korea	—	3,433	—	3,433
Spain	—	1,681	—	1,681
Sweden	—	1,567	—	1,567
Switzerland	1,193	11,972	—	13,165
Taiwan	1,562	—	—	1,562
United Kingdom	4,102	38,337	—	42,439

Total Common Stocks	17,746	152,846	—	170,592

Short-Term Investment
Investment Company	3,386	—	—	3,386

Total Investments in Securities	$21,132	$152,846	$—	$173,978

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$112,809	$—	$112,809
Belgium	—	46,945	—	46,945
Chile	—	32,747	—	32,747
China	—	82,188	—	82,188
Denmark	—	70,128	—	70,128
Finland	—	64,089	—	64,089
France	—	414,043	—	414,043
Germany	—	233,288	—	233,288
India	45,077	—	—	45,077
Italy	—	72,625	—	72,625
Japan	—	703,715	—	703,715
Netherlands	—	204,037	—	204,037
Norway	—	41,096	—	41,096
Spain	—	48,260	—	48,260
Sweden	—	39,055	—	39,055
Switzerland	—	159,312	—	159,312
United Kingdom	—	491,154	—	491,154
United States	—	41,186	—	41,186

Total Common Stocks	45,077	2,856,677	—	2,901,754

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

International Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Preferred Stocks
Germany	$—	$36,068	$—		$36,068
Short-Term Investment
Investment Company	38,835	—	—		38,835

Total Investments in Securities	$83,912	$2,892,745	$—		$2,976,657

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$9,115	$—		$9,115

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(15,012)	$—		$(15,012)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$109,946	$6		$109,952
Austria	—	7,574	—		7,574
Belgium	—	19,309	—		19,309
Denmark	—	17,582	—		17,582
Finland	—	33,832	—		33,832
France	—	167,053	—		167,053
Germany	—	162,937	—		162,937
Hong Kong	—	43,586	—		43,586
Ireland	7,417	—	—		7,417
Israel	10,056	—	—		10,056
Italy	—	51,605	—		51,605
Japan	—	354,174	—		354,174
Luxembourg	—	8,867	—		8,867
Netherlands	—	85,392	—		85,392
New Zealand	—	5,669	—		5,669
Norway	—	6,199	—		6,199
Portugal	—	5,127	—		5,127
Singapore	—	14,969	—		14,969
Spain	—	39,886	—		39,886
Sweden	—	13,358	—		13,358
Switzerland	—	160,595	—		160,595
United Kingdom	1,044	259,028	—		260,072
United States	—	17,928	—		17,928

Total Common Stocks	18,517	1,584,616	6		1,603,139

Preferred Stocks
Germany	—	17,098	—		17,098
Debt Securities
Corporate Bonds
Brazil	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	36,122	—	—		36,122

Total Investments in Securities	$54,639	$1,601,714	$6		$1,656,359

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

International Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3	$—	$3
Futures Contracts	—	553	—	553

Total Appreciation in Other Financial Instruments	$—	$556	$—	$556

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(67)	$—	$(67)

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$3,492	$—	$3,492
Canada	6,851	—	—	6,851
China	6,061	7,387	—	13,448
Denmark	—	2,701	—	2,701
Finland	—	8,326	—	8,326
Germany	—	7,956	—	7,956
Hong Kong	—	10,127	—	10,127
India	4,054	—	—	4,054
Israel	3,433	—	—	3,433
Italy	—	2,560	—	2,560
Japan	—	17,582	—	17,582
Macau	—	2,623	—	2,623
Netherlands	—	18,660	—	18,660
South Africa	—	2,245	—	2,245
South Korea	—	11,039	—	11,039
Spain	—	4,591	—	4,591
Switzerland	—	13,402	—	13,402
United Kingdom	—	31,844	—	31,844
United States	—	2,066	—	2,066

Total Common Stocks	20,399	146,601	—	167,000

Short-Term Investment
Investment Company	5,532	—	—	5,532

Total Investments in Securities	$25,931	$146,601	$—	$172,532

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$32,170	$—	$32,170
Austria	—	9,249	—	9,249
Belgium	—	17,989	—	17,989
Canada	8,589	—	—	8,589
Chile	4,722	—	—	4,722
China	—	6,631	—	6,631
Finland	—	8,183	—	8,183
France	—	131,108	—	131,108
Germany	—	68,737	—	68,737
Hong Kong	—	10,772	—	10,772
Ireland	7,138	—	—	7,138
Israel	10,338	—	—	10,338
Italy	—	27,137	—	27,137
Japan	—	187,316	—	187,316
Luxembourg	—	8,154	—	8,154
Netherlands	—	63,750	—	63,750
Norway	—	8,529	—	8,529
Singapore	—	10,235	—	10,235
South Korea	—	9,202	—	9,202
Spain	—	24,737	—	24,737
Sweden	—	14,499	—	14,499
Switzerland	—	37,159	—	37,159
United Kingdom	—	83,244	—	83,244
United States	—	11,982	—	11,982

Total Common Stocks	30,787	770,783	—	801,570

Short-Term Investment
Investment Company	22,045	—	—	22,045

Total Investments in Securities	$52,832	$770,783	$—	$823,615

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,013	$—	$4,013

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,340)	$—	$(7,340)

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$198,352	$—	$198,352
Austria	2,648	9,080	—	11,728
Belgium	—	24,113	—	24,113
China	—	24,073	—	24,073
Denmark	—	85,400	—	85,400
Finland	—	11,298	—	11,298
France	—	292,373	—	292,373
Germany	22,182	187,430	—	209,612
Hong Kong	4,417	61,629	—	66,046
Indonesia	7,195	—	—	7,195
Italy	—	32,748	—	32,748
Japan	—	674,967	—	674,967
Luxembourg	—	18,978	—	18,978
Netherlands	9,461	83,581	—	93,042
Norway	—	30,804	—	30,804
Portugal	—	2,779	—	2,779
Singapore	—	19,083	—	19,083
South Africa	—	7,916	—	7,916
South Korea	2,983	—	—	2,983
Spain	—	82,708	—	82,708
Sweden	—	78,770	—	78,770
Switzerland	—	323,317	—	323,317
United Kingdom	16,746	442,170	—	458,916
United States	—	29,573	—	29,573

Total Common Stocks	65,632	2,721,142	—	2,786,774

Preferred Stock
Germany	—	2,052	—	2,052
Short-Term Investment
Investment Company	73,458	—	—	73,458

Total Investments in Securities	$139,090	$2,723,194	$—	$2,862,284

Appreciation in Other Financial Instruments
Futures Contracts	$—	$85	$—	$85

(a)	Value is zero.
(b)	Amount rounds to less than 500.

For the Emerging Economies Fund, Emerging Markets Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund the transfers from level 1 to level 2 in the amounts of approximately $14,600,000, $31,497,000, $60,798,000, $4,725,000, $56,617,000, $15,755,000, $2,901,000, $13,046,000 and $15,844,000, respectively, are due to applying the fair value factors to certain securities during the six months ended April 30, 2017.

For the Emerging Markets Equity Income Fund the transfers from level 2 to level 1 in the amount of approximately $412,000 are due to the non-application of the fair value factors to certain securities during the six months ended April 30, 2017.

For the International Discovery Fund the transfers from level 2 to level 1 in the amount of approximately $71,000 and the transfers from level 2 to level 1 in the amount of approximately $268,000 are due to the application and non-application of the fair value factors to certain securities during the six months ended April 30, 2017.

For the Global Research Enhanced Index Fund there were no significant transfers among any levels during the six months ended April 30, 2017.

For the Global Unconstrained Equity Fund there were no transfers among any levels during the six months ended April 30, 2017.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Equity Fund

	Balance as of October 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017
Common Stock — Information Technology	$—	$—	$(231)	$—	$17,771	$—	$—	$—	$17,540

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2017, which were valued using significant unobservable inputs (level 3) amounted to approximately $(231,000).

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Value Fund and Intrepid International Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2017 (amounts in thousands):

	Emerging Economies Fund	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund		International Opportunities Fund		International Research Enhanced Equity Fund	International Value Fund		Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$14,011	$320	(a)	$16,522	(b)	$77,007	(c)	$26,083	$15,417	(d)	$37,946	(e)
Ending Notional Balance Long	7,538	—		16,892		—		19,769	—		37,946

(a)	For the period from January 1, 2017 to January 31, 2017.
(b)	For the period from March 1, 2017 to April 30, 2017.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

(c)	For the period from October 1, 2016 to November 30, 2016.
(d)	For the period January 1, 2017 to March 31, 2017.
(e)	For the period April 1, 2017 to April 30, 2017.

D. Forward Foreign Currency Exchange Contracts — Emerging Economies Fund, Emerging Markets Equity Income Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Emerging Economies Fund, Emerging Markets Equity Income Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds may be required to post or receive collateral for Non-Deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2017 (amounts in thousands):

	Emerging Economies Fund		Emerging Markets Equity Income Fund		International Equity Fund		International Equity Income Fund		International Opportunities Fund	International Research Enhanced Equity Fund		International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,175	(a)	$83	(a)	$15,947	(b)	$6,494	(c)	$542,166	$1,370	(b)	$286,215
Average Settlement Value Sold	—		—		—		5,898	(c)	477,851	—		248,963
Ending Settlement Value Purchased	—		—		15,947		—		713,032	1,370		385,939
Ending Settlement Value Sold	—		—		—		—		653,589	—		355,780

(a)	For the period from January 1, 2017 to January 31, 2017.
(b)	For the period from April 1, 2017 to April 30, 2017.
(c)	For the period from October 1, 2016 to November 30, 2016.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Economies Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$42

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$646

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Payables	$(5)

The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$9,115

Gross Liabilities:
Foreign exchange contracts	Payables	$(15,012)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2017:

International Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$1,640	$(1,640)	$—	$—
BNP Paribas	123	(123)	—	—
Goldman Sachs International	403	(403)	—	—
HSBC Bank N.A.	3,491	(2,267)	—	1,224
Merrill Lynch International	86	(86)	—	—
National Australia Bank	568	(184)	—	384
Societe Generale	258	—	—	258
Standard Chartered Bank	335	—	—	335
State Street Corp.	650	(650)	—	—
TD Bank Financial Group	781	(781)	—	—
Union Bank of Switzerland AG	780	(217)	—	563

	$9,115	$(6,351)	$—	$2,764

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$2,579	$—	$—	$2,579
Barclays Bank plc	3,368	(1,640)	—	1,728
BNP Paribas	414	(123)	—	291
Citibank, N.A.	56	—	—	56
Goldman Sachs International	1,754	(403)	—	1,351
HSBC Bank N.A.	2,267	(2,267)	—	—
Merrill Lynch International	1,182	(86)	—	1,096
National Australia Bank	184	(184)	—	—
Royal Bank of Canada	95	—	—	95
State Street Corp.	2,028	(650)	—	1,378
TD Bank Financial Group	868	(781)	—	87
Union Bank of Switzerland AG	217	(217)	—	—

	$15,012	$(6,351)	$—	$8,661

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$553	$—	$553
Foreign exchange contracts	Receivables	—	3	3

Total		$553	$3	$556

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(67)	$—	$(67)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$4,013

Gross Liabilities:
Foreign exchange contracts	Payables	$(7,340)

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2017:

International Value Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$198	$(198)	$—	$—
BNP Paribas	18	(18)	—	—
Citibank, N.A.	712	(712)	—	—
Credit Suisse International	213	—	—	213
Goldman Sachs International	245	(245)	—	—
National Australia Bank	105	(105)	—	—
Royal Bank of Canada	289	—	—	289
Societe Generale	125	—	—	125
Standard Chartered Bank	518	(518)	—	—
State Street Corp.	428	(297)	—	131
TD Bank Financial Group	1,162	(18)	—	1,144

	$4,013	$(2,111)	$—	$1,902

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$335	$(198)	$—	$137
BNP Paribas	832	(18)		814
Citibank, N.A.	820	(712)	—	108
Goldman Sachs International	1,323	(245)	—	1,078
HSBC Bank, N.A.	2,859	—	—	2,859
Merrill Lynch International	125	—	—	125
National Australia Bank	196	(105)		91
Standard Chartered Bank	535	(518)	—	17
State Street Corp.	297	(297)	—	—
TD Bank Financial Group	18	(18)	—	—

	$7,340	$(2,111)	$—	$5,229

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held at April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Intrepid International Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$85

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2017, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(195)	$—	$(195)
Foreign exchange contracts	—	180	180

	$(195)	$180	$(15)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts
Equity contracts	$324

Emerging Markets Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts		Total
Equity contracts	$(1)	$—		$(1)
Foreign exchange contracts	—	—	(a)	— (a)

	$(1)	$—	(a)	$(1)

(a)	Amount rounds to less than 500.

Global Research Enhanced Index Fund

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts
Equity contracts	$646

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(320)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(5)

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(393)

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$113

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(151)	$—	$(151)
Foreign exchange contracts	—	10,449	10,449

	$(151)	$10,449	$10,298

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(386)	$—	$(386)
Foreign exchange contracts	—	(9,236)	(9,236)

	$(386)	$(9,236)	$(9,622)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts
Equity contracts	$4,772

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(212)	$—	$(212)
Foreign exchange contracts	—	3	3

	$(212)	$3	$(209)

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(18)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$825	$—	$825
Foreign exchange contracts	—	4,157	4,157

	$825	$4,157	$4,982

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(2,888)

Intrepid International Fund

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Futures Contracts
Equity contracts	$85

The Funds’ derivatives contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund and Emerging Markets Equity Income Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. If the Fund holds the structured instrument to maturity, the Fund will be entitled to receive payment from the instrument’s issuing entity based on the value of the reference asset with any necessary adjustments, and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates or other entities and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Offering and Organizational Costs — Total offering costs of approximately $112,000 incurred in connection with the offering of shares of International Discovery Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. For the six months ended April 30, 2017, total offering costs amortized were approximately $93,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2017 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L		Class R2		Class R5		Class R6		Total
Emerging Economies Fund
Transfer agency fees	$4		$1		$2		n/a		n/a		$—	(a)	$5		$12
Sub-transfer agency fees	57		2		1		n/a		n/a		1		—		61

Emerging Markets Equity Fund
Transfer agency fees	30		5		9		$8		n/a		—	(a)	6		58
Sub-transfer agency fees	269		24		96		114		n/a		—		—		503

Emerging Markets Equity Income Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a		n/a		—	(a)	—	(a)	—	(a)
Sub-transfer agency fees	2		—	(a)	—	(a)	n/a		n/a		—		—		2

Global Research Enhanced Index Fund
Transfer agency fees	—	(a)	—	(a)	27		n/a		$—	(a)	n/a		n/a		27
Sub-transfer agency fees	—		—		115		n/a		—		n/a		n/a		115

Global Unconstrained Equity Fund
Transfer agency fees	1		—	(a)	—	(a)	n/a		—	(a)	—	(a)	—	(a)	1
Sub-transfer agency fees	1		—	(a)	—	(a)	n/a		—		—		—		1

International Discovery Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a		n/a		—	(a)	—	(a)	—	(a)
Sub-transfer agency fees	—	(a)	—		—	(a)	n/a		n/a		—		—		—	(a)

International Equity Fund
Transfer agency fees	16		3		5		n/a		—	(a)	1		10		35
Sub-transfer agency fees	69		11		41		n/a		2		13		—		136

International Equity Income Fund
Transfer agency fees	2		1		3		n/a		—	(a)	—	(a)	—	(a)	6
Sub-transfer agency fees	23		5		22		n/a		—		—	(a)	—		50

International Opportunities Fund
Transfer agency fees	9		—	(a)	4		—	(a)	n/a		n/a		7		20
Sub-transfer agency fees	24		1		7		2		n/a		n/a		—		34

International Research Enhanced Equity Fund
Transfer agency fees	20		2		6		n/a		14		n/a		n/a		42
Sub-transfer agency fees	35		9		125		n/a		3		n/a		n/a		172
International Unconstrained Equity Fund
Transfer agency fees	2		1		2		n/a		—	(a)	—	(a)	—		5
Sub-transfer agency fees	5		1		2		n/a		—		—		—		8

International Value Fund
Transfer agency fees	11		2		4		4		—	(a)	—	(a)	—	(a)	21
Sub-transfer agency fees	235		17		18		—		2		—		—		272

Intrepid International Fund
Transfer agency fees	5		—	(a)	1		—		—	(a)	n/a		8		14
Sub-transfer agency fees	10		1		7		—	(a)	—	(a)	n/a		—		18

(a)	Amount rounds to less than 500.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Certain Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	0.85%
Emerging Markets Equity Fund	0.85
Emerging Markets Equity Income Fund	1.00
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Discovery Fund	0.70
International Equity Fund*	0.70
International Equity Income Fund	0.70
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60
Intrepid International Fund	0.60

*	Prior to November 1, 2016, the annual rate was 0.80%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R5, Class R6, Class I and Institutional Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Economies Fund	0.25%	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75	n/a
Emerging Markets Equity Income Fund	0.25	0.75	n/a
Global Research Enhanced Index Fund	0.25	0.75	0.50%
Global Unconstrained Equity Fund	0.25	0.75	0.50
International Discovery Fund	0.25	0.75	n/a
International Equity Fund	0.25	0.75	0.50
International Equity Income Fund	0.25	0.75	0.50
International Opportunities Fund	0.25	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.50
International Unconstrained Equity Fund	0.25	0.75	0.50
International Value Fund	0.25	0.75	0.50
Intrepid International Fund	0.25	0.75	0.50

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$1		$—
Emerging Markets Equity Fund	37		—	(a)
Emerging Markets Equity Income Fund	—	(a)	—
Global Unconstrained Equity Fund	—	(a)	—
International Equity Fund	4		—	(a)
International Equity Income Fund	14		—	(a)
International Opportunities Fund	1		—	(a)
International Research Enhanced Equity Fund	2		—
International Unconstrained Equity Fund	11		—	(a)
International Value Fund	66		—
Intrepid International Fund	1		—

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge service fees. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R5
Emerging Economies Fund	0.25%	0.25%	0.25%	n/a		n/a	0.10%
Emerging Markets Equity Fund	0.25	0.25	0.25	0.10%		n/a	0.10
Emerging Markets Equity Income Fund	0.25	0.25	0.25	n/a		n/a	0.10
Global Research Enhanced Index Fund	0.25	0.25	0.25	n/a		0.25%	n/a
Global Unconstrained Equity Fund	0.25	0.25	0.25	n/a		0.25	0.10
International Discovery Fund	0.25	0.25	0.25	n/a		n/a	0.10
International Equity Fund	0.25	0.25	0.25	n/a		0.25	0.10
International Equity Income Fund	0.25	0.25	0.25	n/a		0.25	0.10
International Opportunities Fund	0.25	0.25	0.25	0.10	*	n/a	n/a
International Research Enhanced Equity Fund	0.25	0.25	0.25	n/a		0.25	n/a
International Unconstrained Equity Fund	0.25	0.25	0.25	n/a		0.25	0.10
International Value Fund	0.25	0.25	0.25	0.10		0.25	0.10
Intrepid International Fund	0.25	0.25	0.25	0.10	*	0.25	n/a

*	Liquidated on December 8, 2016.

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5	Class R6
Emerging Economies Fund*	1.35%	1.85%	1.10%	n/a	n/a	0.95%	0.85%
Emerging Markets Equity Fund**	1.35	1.85	1.10	0.95%	n/a	0.95	0.85
Emerging Markets Equity Income Fund	1.55	2.05	1.30	n/a	n/a	1.10	1.05
Global Research Enhanced Index Fund	0.59	1.09	0.34	n/a	0.84%	n/a	n/a
Global Unconstrained Equity Fund***	1.25	1.75	0.90	n/a	1.50	0.80	0.75
International Discovery Fund	1.25	1.75	0.95	n/a	n/a	0.80	0.75
International Equity Fund****	1.24	1.74	0.99	n/a	1.49	0.84	0.74
International Equity Income Fund	1.25	1.75	0.90	n/a	1.50	0.80	0.75
International Opportunities Fund*****	1.24	1.74	0.99	n/a	n/a	n/a	0.74
International Research Enhanced Equity Fund	0.60	1.10	0.35	n/a	0.85	n/a	n/a
International Unconstrained Equity Fund	1.25	1.75	0.90	n/a	1.50	0.80	0.75
International Value Fund	1.35	1.85	1.10	0.95	1.60	0.95	0.85
Intrepid International Fund	1.25	1.75	0.90	0.85	1.50	n/a	0.75

*	Prior to May 20, 2016, the contractual expense limitations for Emerging Economies Fund were 1.55%, 2.05%, 1.10%, 1.05% and 1.30% for Class A, Class C, Class I, Class R5 and Class R6, respectively.

**	Prior to May 20, 2016, the contractual expense limitations for Emerging Markets Equity Fund were 1.55%, 2.05%, 1.05%, 1.15% and 1.30% for Class A, Class C, Class I, Class L and Class R6, respectively.

***	Prior to February 27, 2017, the contractual expense limitations for Global Unconstrained Equity Fund were 0.75%, 1.25%, 0.40%, 1.00%, 0.30% and 0.25% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

****	Prior to November 1, 2016, the contractual expense limitations for International Equity Fund were 1.31%, 1.81%, 1.06%, 1.56%, 0.86% and 0.81% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

*****	Prior to November 1, 2016, the contractual expense limitations for International Opportunities Fund were 1.31%, 1.92%, 1.06% and 0.81% for Class A, Class C, Class I and Class R6, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2017 and are in place until February 28, 2018.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

For the six months ended April 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees		Service Fees	Total	Contractual Reimbursements
Emerging Economies Fund	$1,052	$635		$67	$1,754	$4
Emerging Markets Equity Fund	1,483	989		552	3,024	3
Emerging Markets Equity Income Fund	65	5		2	72	75
Global Research Enhanced Index Fund	4,561	2,960		76	7,597	—	(a)
Global Unconstrained Equity Fund	2	—	(a)	2	4	129
International Discovery Fund	21	3		1	25	192
International Equity Fund	727	482		149	1,358	3
International Equity Income Fund	158	61		57	276	—	(a)
International Opportunities Fund	—	—		17	17	—
International Research Enhanced Equity Fund	1,157	588		83	1,828	4
International Unconstrained Equity Fund	101	51		22	174	—	(a)
International Value Fund	—	—		141	141	—	(a)
Intrepid International Fund	—	—		21	21	—

(a)	Amount rounds to less than 500.

Voluntary Waivers
Investment Advisory
Global Unconstrained Equity Fund	$5

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2017 were as follows (amounts in thousands):

Emerging Economies Fund	$30
Emerging Markets Equity Fund	56
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	35
Global Unconstrained Equity Fund	—	(a)
International Discovery Fund	—
International Equity Fund	44
International Equity Income Fund	3
International Opportunities Fund	49
International Research Enhanced Equity Fund	34
International Unconstrained Equity Fund	2
International Value Fund	15
Intrepid International Fund	40

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

During the six months ended April 30, 2017, Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Discovery Fund and International Equity Income Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Markets Equity Fund	$1
Global Research Enhanced Index Fund	1
Global Unconstrained Equity Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$586,459	$658,704
Emerging Markets Equity Fund	394,248	246,989
Emerging Markets Equity Income Fund	5,471	1,593
Global Research Enhanced Index Fund	1,214,594	1,238,842
Global Unconstrained Equity Fund	989	887
International Discovery Fund	4,816	4,533
International Equity Fund	165,569	276,433
International Equity Income Fund	91,253	62,287
International Opportunities Fund	800,224	862,938
International Research Enhanced Equity Fund	295,891	123,461
International Unconstrained Equity Fund	75,184	31,049
International Value Fund	154,768	765,288
Intrepid International Fund	835,022	955,486

During the six months ended April 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,638,788	$285,743	$50,585	$235,158
Emerging Markets Equity Fund	2,829,349	834,561	100,542	734,019
Emerging Markets Equity Income Fund	14,835	1,202	171	1,031
Global Research Enhanced Index Fund	6,373,128	1,439,204	119,025	1,320,179
Global Unconstrained Equity Fund	1,896	192	65	127
International Discovery Fund	5,564	1,197	81	1,116
International Equity Fund	3,148,006	691,992	144,404	547,588
International Equity Income Fund	158,631	17,492	2,145	15,347
International Opportunities Fund	2,576,964	447,151	47,458	399,693
International Research Enhanced Equity Fund	1,487,927	201,700	33,268	168,432
International Unconstrained Equity Fund	158,354	18,515	4,337	14,178
International Value Fund	784,428	80,678	41,491	39,187
Intrepid International Fund	2,676,963	281,364	96,043	185,321

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	173

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

At October 31, 2016, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2017	2018	2019	Total
Emerging Economies Fund	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	4,903	—	—	4,903
International Equity Fund	—	4,532	3,312	7,844
International Opportunities Fund	—	—	5,449	5,449
International Value Fund	241,545	63,767	—	305,312
Intrepid International Fund	250,971	—	—	250,971

At October 31, 2016, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Economies Fund	$146,542		$75,520
Emerging Markets Equity Fund	10,629		82,340
Emerging Markets Equity Income Fund	183	*	318	*
Global Research Enhanced Index Fund	104,492		132,136
International Discovery Fund	392		—
International Equity Fund	—		33,563
International Equity Income Fund	8,624		718
International Opportunities Fund	82,645		21,877
International Research Enhanced Equity Fund	2,467		686
International Unconstrained Equity Fund	3,639		1,080
International Value Fund	71,243		—
Intrepid International Fund	46,299		—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2017. Average borrowings from the Facility for the six months ended April 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$24,077	1.35%	8	$8
Emerging Markets Equity Fund	16,088	1.45	3	2
International Equity Fund	30,293	1.33	6	7
International Opportunities Fund	26,795	1.03	9	8
International Value Fund	22,457	0.61	7	3
Intrepid International Fund	43,082	1.38	6	10

In addition, effective August 16, 2016, the Trusts along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of

174	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at April 30, 2017. Average borrowings from the Credit Facility for, or at any time during the six months ended April 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Intrepid International Fund	$5,700	1.77%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

As of April 30, 2017, the J.P. Morgan Access Funds, J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	JPMorgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	—	10.2%	70.6%
Emerging Markets Equity Fund	—	—	47.0
International Equity Fund	—	—	71.2
International Opportunities Fund	—	—	88.1
International Research Enhanced Equity Fund	17.3%	45.5	—
International Unconstrained Equity Fund	—	61.4	—
Intrepid International Fund	—	—	90.8

As of April 30, 2017, the following Funds had individual shareholder accounts and/or omnibus accounts each owning more than 10% of the Fund’s outstanding shares as follows:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Nonaffiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Income Fund	1	18.7%	2	67.7%
Global Research Enhanced Index Fund	1	84.0	—	—
Global Unconstrained Equity Fund	2	25.6	2	23.1
International Discovery Fund	3	97.7	—	—
International Equity Income Fund	—	—	3	50.8
International Research Enhanced Equity Fund	1	27.8	1	17.3
International Value Fund	—	—	2	55.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	175

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2017, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	Hong-Kong	India	Japan
Emerging Economies Fund	—%	21.9%	—%	—%	—%	—%	—%
Emerging Markets Equity Fund	10.1	18.5	—	—	—	18.6	—
Emerging Markets Equity Income Fund	—	13.1	—	—	—	—	—
International Discovery Fund	—	—	—	—	—	—	24.9
International Equity Fund	—	—	12.2	—	—	—	20.8
International Equity Income Fund	—	—	—	12.2	—	—	10.8
International Opportunities Fund	—	—	13.9	—	—	—	23.6
International Research Enhanced Equity Fund	—	—	10.1	10.9	—	—	21.4
International Unconstrained Equity Fund	—	—	—	—	—	—	10.2
International Value Fund	—	—	15.9	—	—	—	22.7
Intrepid International Fund	—	—	10.2	—	—	—	23.6

	Netherlands	South Africa	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	—%	17.0%	—%	14.1%	—%
Emerging Markets Equity Fund	—	11.1	—	—	—	—
Emerging Markets Equity Income Fund	—	12.2	—	—	19.5	—
Global Unconstrained Equity Fund	—	—	—	—	—	10.1
International Discovery Fund	—	—	—	—	—	16.4
International Equity Fund	—	—	—	10.5	—	19.1
International Equity Income Fund	—	—	—	—	—	24.4
International Opportunities Fund	—	—	—	—	—	16.5
International Research Enhanced Equity Fund	—	—	—	—	—	15.7
International Unconstrained Equity Fund	10.8	—	—	—	—	18.4
International Value Fund	—	—	—	—	—	10.1
Intrepid International Fund	—	—	—	11.3	—	16.0

As of April 30, 2017, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Fund’s financial statements and related disclosures.

176	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$1,108.50	$7.06	1.35%
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class C
Actual	1,000.00	1,106.40	9.66	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class I (formerly Select Class)
Actual	1,000.00	1,110.30	5.76	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R5
Actual	1,000.00	1,111.80	4.82	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R6
Actual	1,000.00	1,111.00	4.45	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

Emerging Markets Equity Fund
Class A
Actual	1,000.00	1,098.80	6.97	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class C
Actual	1,000.00	1,095.80	9.56	1.84
Hypothetical	1,000.00	1,015.67	9.20	1.84
Class I (formerly Select Class)
Actual	1,000.00	1,100.00	5.73	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class L (formerly Institutional Class)
Actual	1,000.00	1,100.60	4.95	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	177

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,100.90	$4.90	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R6
Actual	1,000.00	1,101.20	4.43	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

Emerging Markets Equity Income Fund
Class A
Actual	1,000.00	1,053.90	7.89	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	1,051.80	10.43	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Class I (formerly Select Class)
Actual	1,000.00	1,055.50	6.63	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,057.20	5.61	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R6
Actual	1,000.00	1,056.70	5.35	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

Global Research Enhanced Index Fund
Class A
Actual	1,000.00	1,126.20	3.11	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,123.60	5.74	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual	1,000.00	1,127.80	1.79	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	1,124.60	4.37	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

Global Unconstrained Equity Fund
Class A
Actual	1,000.00	1,141.60	3.93	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,138.40	6.57	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I (formerly Select Class)
Actual	1,000.00	1,144.10	2.13	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R2
Actual	1,000.00	1,140.50	5.31	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R5
Actual	1,000.00	1,143.50	1.59	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R6
Actual	1,000.00	1,144.10	1.28	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

178	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
International Discovery Fund
Class A
Actual	$1,000.00	$1,119.10	$6.57	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,116.20	9.18	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I (formerly Select Class)
Actual	1,000.00	1,121.10	5.00	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R5
Actual	1,000.00	1,121.50	4.21	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,121.90	3.95	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

International Equity Fund
Class A
Actual	1,000.00	1,109.20	6.48	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,107.00	9.09	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual	1,000.00	1,110.30	5.18	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,108.40	7.79	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,110.90	4.40	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,112.30	3.88	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

International Equity Income Fund
Class A
Actual	1,000.00	1,086.90	6.47	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,084.20	8.99	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual	1,000.00	1,088.70	4.66	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	1,085.60	7.71	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,089.10	4.14	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,089.50	3.89	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	179

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
International Opportunities Fund
Class A
Actual	$1,000.00	$1,125.10	$6.48	1.23%
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,122.10	9.10	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I (formerly Select Class)
Actual	1,000.00	1,125.20	5.16	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R6
Actual	1,000.00	1,127.40	3.75	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,124.90	3.11	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,122.00	5.73	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual	1,000.00	1,126.60	1.85	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R2
Actual	1,000.00	1,124.00	4.42	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

International Unconstrained Equity Fund
Class A
Actual	1,000.00	1,115.40	6.50	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,112.90	9.12	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual	1,000.00	1,117.60	4.67	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,114.30	7.81	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,118.10	4.20	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,118.00	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

International Value Fund
Class A
Actual	1,000.00	1,126.60	7.01	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class C
Actual	1,000.00	1,123.50	9.64	1.83
Hypothetical	1,000.00	1,015.72	9.15	1.83
Class I (formerly Select Class)
Actual	1,000.00	1,127.50	5.49	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04

180	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2017

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
International Value Fund (continued)
Class L (formerly Institutional Class)
Actual	$1,000.00	$1,128.90	$4.59	0.87%
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class R2
Actual	1,000.00	1,124.80	8.38	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R5
Actual	1,000.00	1,128.00	4.80	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91
Class R6
Actual	1,000.00	1,129.00	4.06	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

Intrepid International Fund
Class A
Actual	1,000.00	1,111.40	6.33	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,108.30	9.15	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I (formerly Select Class)
Actual	1,000.00	1,113.30	4.72	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	1,109.90	7.79	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R6
Actual	1,000.00	1,114.40	3.72	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	181

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-INTEQ-417

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2017 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

U.S. Global financial markets generally provided positive returns for the six month reporting period as the world’s leading economies continued to grow in a more uniform fashion and investors sought returns in both developed and emerging markets.

During the final quarter of 2016 and into 2017, leading U.S. equity indexes hit multiple record highs amid solid corporate earnings and expectations that the Republican majorities in the U.S. Congress and President’s Trumps’ administration would work to ease business regulations, reduce taxes and increase infrastructure spending.

The performance of fixed-income markets was mixed. High-yield bonds, also known as junk bonds, and U.S. Treasury bonds generally outperformed other debt securities during in the reporting period.

For the six months ended April 30, 2017, the S&P 500 returned 13.32%, while the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned -0.06%.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	15.25%
S&P 500 Index	13.32%

Net Assets as of 4/30/2017 (In Thousands)	$1,201,796

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2017. The Fund’s security selection in the retail and semiconductors & hardware sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the insurance and financial services sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Broadcom Ltd., Home Depot Inc. and Lowe’s Cos. Shares of Broadcom, a semiconductor manufacturer, rose on sales growth following its merger with Avago Technologies Inc. Shares of home improvement retail chains Home Depot and Lowe’s rose on better-than-expected sales and earnings.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Molson Coors Brewing Co., Walt Disney Productions Inc. and AutoZone Inc. Shares of Molson Coors Brewing, a beer maker, fell after the company reported a drop in sales and lower-than-expected earnings. Shares of Walt Disney Productions, an entertainment and media company, fell on declining subscribers for its cable TV programming, including its ESPN channel. Shares of AutoZone, a retail auto parts chain, fell amid a slowdown in overall sales of U.S. cars and trucks.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Broadcom Ltd.	4.0%
2.	Apple, Inc.	3.7
3.	UnitedHealth Group, Inc.	3.6
4.	Microsoft Corp.	3.6
5.	Amazon.com, Inc.	3.2
6.	Honeywell International, Inc.	2.9
7.	Bank of America Corp.	2.8
8.	Alphabet, Inc., Class C	2.5
9.	Wells Fargo & Co.	2.5
10.	Alphabet, Inc., Class A	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.0%
Financials	18.1
Consumer Discretionary	15.3
Health Care	14.5
Industrials	10.0
Energy	6.7
Consumer Staples	4.5
Materials	3.0
Utilities	1.3
Short-Term Investment	0.6

[1]	On April 3, 2017, the Fund’s Institutional Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge**		8.93%	7.78%	5.89%	14.04%	12.75%	8.87%	12.52%	11.71%	9.91%	6.46%	5.96%	5.14%
Without Sales Charge		14.97	13.76	9.36	20.36	19.00	12.50	13.74	12.93	10.93	7.04	6.53	5.63
CLASS C SHARES	March 22, 2011
With CDSC***		13.70	12.52	8.61	18.79	17.53	11.55	13.18	12.47	10.48	6.71	6.26	5.36
Without CDSC		14.70	13.52	9.18	19.79	18.53	12.11	13.18	12.47	10.48	6.71	6.26	5.36
CLASS I SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	January 30, 1997	15.25	13.97	9.56	20.92	19.42	12.91	14.23	13.23	11.32	7.32	6.77	5.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares (formerly Institutional Class Shares). The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares (formerly Institutional Class Shares).

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares (formerly Institutional Class Shares) of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares (formerly Institutional Class Shares) have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	0.46%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	-0.06%
Composite Benchmark**	1.28%

Net Assets as of 4/30/2017 (In Thousands)	$1,461,267

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return and outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Composite Benchmark for the six months ended April 30, 2017.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance and performance relative to the Benchmark. During the six month period, the two, five, ten and thirty year Barclays inflation swap indexes returned 0.37%, 1.31%, 2.23% and 4.58% respectively. Returns for inflation swaps were pulled higher by increased realized inflation. During the reporting period, the U.S. Consumer Price Index rose to 2.2% from 1.6%.

Amid rising interest rates during the reporting period, the Fund’s shorter duration profile in cash bonds contributed to both absolute performance and performance relative to the Benchmark. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s shorter duration profile in water & sewer bonds also contributed to both absolute and relative performance.

The Fund’s underweight position in the industrial development revenue/pollution control revenue bonds and hospital sector bonds detracted from both absolute and relative performance. The Fund’s overweight allocation to AAA-rated bonds, which underperformed lower rated bonds, also detracted from absolute and relative performance.

The Fund was not fully hedged during the reporting period, which detracted from performance relative to the Composite Benchmark. The Fund’s overweight allocation to the short end of the yield curve, which underperformed other parts of the curve, also detracted from performance relative to the Composite Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the Fund’s portfolio managers increased the hedge ratio to 94% from 90% in the face of volatility in inflation-linked securities.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

PORTFOLIO COMPOSITION****
Municipal Bonds	90.5%
Daily Demand Notes	1.7
Quarterly Demand Note	0.2
Short-Term Investment	7.6

(1)	On April 3, 2017, the Fund’s Institutional Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge**		(3.39)%	(3.39)%	(1.39)%	(2.88)%	(2.88)%	(0.58)%	(0.20)%	(0.20)%	0.41%	1.77%	1.77%	1.95%
Without Sales Charge		0.34	0.34	0.74	0.94	0.94	1.62	0.57	0.57	1.01	2.16	2.16	2.27
CLASS C SHARES	August 31, 2005
With CDSC***		(0.91)	(0.91)	(0.07)	(0.51)	(0.52)	0.55	(0.07)	(0.07)	0.38	1.52	1.52	1.63
Without CDSC		0.09	0.09	0.49	0.49	0.48	1.12	(0.07)	(0.07)	0.38	1.52	1.52	1.63
CLASS I SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	August 31, 2005	0.46	0.46	0.86	1.30	1.30	1.93	0.82	0.82	1.26	2.43	2.43	2.53
CLASS R6 SHARES	August 16, 2013	0.51	0.51	0.92	1.30	1.30	1.97	0.90	0.90	1.33	2.47	2.47	2.57

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares (formerly Institutional Class Shares). The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares (formerly Institutional Class Shares).

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares (formerly Institutional Class Shares) of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the

Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares (formerly Institutional Class Shares) have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 15.3%
	Auto Components — 0.4%
60	Delphi Automotive plc	4,792

	Automobiles — 0.7%
231	General Motors Co.	8,006

	Hotels, Restaurants & Leisure — 1.1%
150	Starbucks Corp.	9,015
64	Yum Brands, Inc.	4,182

		13,197

	Internet & Direct Marketing Retail — 3.2%
42	Amazon.com, Inc. (a)	38,909

	Media — 4.9%
40	Charter Communications, Inc., Class A (a)	13,864
345	Comcast Corp., Class A	13,522
110	DISH Network Corp., Class A (a)	7,069
216	Walt Disney Co. (The)	24,946

		59,401

	Specialty Retail — 4.5%
11	AutoZone, Inc. (a)	7,317
151	Home Depot, Inc. (The)	23,608
195	Lowe’s Cos., Inc.	16,535
78	TJX Cos., Inc. (The)	6,126

		53,586

	Textiles, Apparel & Luxury Goods — 0.5%
102	NIKE, Inc., Class B	5,674

	Total Consumer Discretionary	183,565

	Consumer Staples — 4.4%
	Beverages — 2.6%
34	Constellation Brands, Inc., Class A	5,815
131	Molson Coors Brewing Co., Class B	12,567
112	PepsiCo, Inc.	12,683

		31,065

	Food & Staples Retailing — 0.5%
32	Costco Wholesale Corp.	5,695

	Food Products — 0.8%
220	Mondelez International, Inc., Class A	9,925

	Tobacco — 0.5%
61	Philip Morris International, Inc.	6,806

	Total Consumer Staples	53,491

	Energy — 6.7%
	Oil, Gas & Consumable Fuels — 6.7%
545	Cabot Oil & Gas Corp.	12,659
81	Concho Resources, Inc. (a)	10,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
52	Diamondback Energy, Inc. (a)	5,162
216	EOG Resources, Inc.	19,948
135	Occidental Petroleum Corp.	8,284
105	Pioneer Natural Resources Co.	18,129
124	TransCanada Corp., (Canada)	5,740

	Total Energy	80,118

	Financials — 18.1%
	Banks — 8.1%
1,464	Bank of America Corp.	34,171
457	Citigroup, Inc.	27,043
65	First Republic Bank	6,010
552	Wells Fargo & Co.	29,701

		96,925

	Capital Markets — 4.6%
33	BlackRock, Inc.	12,774
23	Goldman Sachs Group, Inc. (The)	5,125
234	Intercontinental Exchange, Inc.	14,105
527	Morgan Stanley	22,863

		54,867

	Consumer Finance — 1.2%
53	Capital One Financial Corp.	4,221
167	Discover Financial Services	10,433

		14,654

	Insurance — 4.2%
154	American International Group, Inc.	9,362
190	Chubb Ltd.	26,142
110	Hartford Financial Services Group, Inc. (The)	5,305
192	MetLife, Inc.	9,958

		50,767

	Total Financials	217,213

	Health Care — 14.5%
	Biotechnology — 2.9%
25	Alexion Pharmaceuticals, Inc. (a)	3,212
44	Biogen, Inc. (a)	12,006
22	Bioverativ, Inc. (a)	1,302
97	Celgene Corp. (a)	12,003
55	Vertex Pharmaceuticals, Inc. (a)	6,492

		35,015

	Health Care Equipment & Supplies — 0.8%
375	Boston Scientific Corp. (a)	9,884

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 4.1%
23	Humana, Inc.	5,178
249	UnitedHealth Group, Inc.	43,603

		48,781

	Life Sciences Tools & Services — 0.6%
124	Agilent Technologies, Inc.	6,799

	Pharmaceuticals — 6.1%
70	Allergan plc	17,136
247	Bristol-Myers Squibb Co.	13,852
152	Eli Lilly & Co.	12,498
87	Merck & Co., Inc.	5,410
724	Pfizer, Inc.	24,551

		73,447

	Total Health Care	173,926

	Industrials — 10.0%
	Aerospace & Defense — 0.3%
19	General Dynamics Corp.	3,604

	Airlines — 1.2%
102	Southwest Airlines Co.	5,712
123	United Continental Holdings, Inc. (a)	8,637

		14,349

	Building Products — 1.4%
92	Allegion plc	7,235
265	Masco Corp.	9,811

		17,046

	Commercial Services & Supplies — 0.7%
98	Waste Connections, Inc., (Canada)	9,055

	Industrial Conglomerates — 4.6%
688	General Electric Co.	19,950
268	Honeywell International, Inc.	35,191

		55,141

	Machinery — 1.4%
121	Stanley Black & Decker, Inc.	16,529

	Road & Rail — 0.4%
44	Union Pacific Corp.	4,949

	Total Industrials	120,673

	Information Technology — 26.0%
	Internet Software & Services — 6.8%
30	Alphabet, Inc., Class A (a)	28,134
33	Alphabet, Inc., Class C (a)	30,119
157	Facebook, Inc., Class A (a)	23,568

		81,821

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 4.9%
65	Accenture plc, Class A	7,912
192	Fidelity National Information Services, Inc.	16,180
157	Mastercard, Inc., Class A	18,319
119	Visa, Inc., Class A	10,892
57	WEX, Inc. (a)	5,804

		59,107

	Semiconductors & Semiconductor Equipment — 5.6%
73	Analog Devices, Inc.	5,540
219	Broadcom Ltd.	48,413
56	Microchip Technology, Inc.	4,235
111	Texas Instruments, Inc.	8,805

		66,993

	Software — 5.0%
122	Adobe Systems, Inc. (a)	16,362
630	Microsoft Corp.	43,103
49	Snap, Inc., Class A (a)	1,105

		60,570

	Technology Hardware, Storage & Peripherals — 3.7%
308	Apple, Inc.	44,316

	Total Information Technology	312,807

	Materials — 3.0%
	Chemicals — 2.3%
70	Celanese Corp., Series A	6,075
221	Dow Chemical Co. (The)	13,901
92	EI du Pont de Nemours & Co.	7,305

		27,281

	Construction Materials — 0.7%
39	Martin Marietta Materials, Inc.	8,479

	Total Materials	35,760

	Utilities — 1.3%
	Multi-Utilities — 1.3%
156	CMS Energy Corp.	7,064
354	NiSource, Inc.	8,588

	Total Utilities	15,652

	Total Common Stocks (Cost $661,778)	1,193,205

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.6%
	Investment Company — 0.6%
7,499	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $7,499)	7,499

	Total Investments — 99.9% (Cost $669,277)	1,200,704
	Other Assets in Excess of Liabilities — 0.1%	1,092

	NET ASSETS — 100.0%	$1,201,796

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — 1.8%
	New York — 0.9%
	General Obligation — 0.9%
12,500	City of New York, Fiscal Year 2006, Series I, Sub Series I-4, GO, VRDO, LOC: TD Bank NA, 0.700%, 05/01/17	12,500

	Texas — 0.9%
	Industrial Development Revenue/Pollution Control Revenue — 0.9%
12,500	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project, Rev., VRDO, 0.720%, 05/01/17	12,500

	Total Daily Demand Notes (Cost $25,000)	25,000

Municipal Bonds — 90.1% (t)
	Alaska — 1.1%
	Other Revenue — 1.1%
13,490	Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, Rev., 5.250%, 09/01/29	15,568

	Arizona — 3.2%
	General Obligation — 0.1%
1,400	City of Goodyear, GO, AGM, 6.000%, 07/01/19	1,483

	Other Revenue — 0.2%
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,231
1,000	Series C, Rev., 5.000%, 07/01/24	1,135

		2,366

	Prerefunded — 2.8%
33,840	Arizona State Transportation Board, Series A, Rev., GAN, 5.250%, 07/01/20 (p)	38,085
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/20 (p)	3,353

		41,438

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Electric System, Series A, Rev., 5.000%, 01/01/22	1,604

	Total Arizona	46,891

	Arkansas — 0.1%
	Prerefunded — 0.0% (g)
710	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/18 (p)	751

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.1%
1,105	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	1,164

	Total Arkansas	1,915

	California — 17.6%
	Certificate of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.000%, 10/01/31	91

	Education — 1.1%
3,000	California State University, Systemwide, Series A, Rev., 5.000%, 11/01/24	3,657
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,800
2,910	Simi Valley School Financing Authority, Unified School District, Rev., AGM, 5.000%, 08/01/21	2,998
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	5,903

		15,358

	General Obligation — 6.3%
5,775	Arcadia Unified School District, County of Los Angeles, GO, 4.000%, 08/01/41	5,973
1,490	Carlsbad Unified School District, Series B, GO, Zero Coupon, 05/01/19	1,452
750	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	487
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,438
1,000	GO, 5.000%, 08/01/22	1,145
1,000	GO, 5.000%, 08/01/24	1,141
145	Los Angeles Community College District, Election of 2008, Series G, GO, 4.000%, 08/01/39	150
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,007
10,010	Series B, GO, 5.000%, 07/01/26	12,459
9,000	Series C, GO, 5.000%, 07/01/26	10,823
5,000	Series D, GO, 5.250%, 07/01/24	5,447
	Murrieta Valley Unified School District,
550	GO, AGM, 5.000%, 09/01/22	642
725	GO, AGM, 5.000%, 09/01/23	861
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,739
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,259

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
1,000	State Center Community College District, GO, 5.000%, 08/01/24	1,169
	State of California, Various Purpose,
5,000	GO, 5.000%, 04/01/20	5,387
10,370	GO, 5.000%, 08/01/30	12,083
5,000	GO, 5.500%, 04/01/18	5,212
5,000	GO, 5.500%, 04/01/21	5,437
5,000	GO, 5.625%, 04/01/26	5,446
6,600	GO, 6.500%, 04/01/33	7,285

		92,042

	Hospital — 0.3%
1,000	California Health Facilities Financing Authority, Kaiser Permanente, Series A, Sub Series A-2, Rev., 4.000%, 11/01/38	1,018
	California Municipal Finance Authority, Community Medical Centers,
1,750	Series A, Rev., 5.000%, 02/01/31	2,001
1,500	Series A, Rev., 5.000%, 02/01/32	1,700

		4,719

	Other Revenue — 0.4%
4,950	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.000%, 06/01/34	5,588
	San Francisco Bay Area Rapid Transit District, Sales Tax,
175	Series A, Rev., 5.000%, 07/01/24	213
395	Series A, Rev., 5.000%, 07/01/25	485
225	Series A, Rev., 5.000%, 07/01/26	274

		6,560

	Prerefunded — 2.2%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18 (p)	2,119
3,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/18 (p)	3,766
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/18 (p)	2,157
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/23 (p)	10,479
2,695	Center Unified School District, Election of 1991, GO, NATL-RE, Zero Coupon, 08/01/17 (p)	1,751
15	City of Los Angeles, Department of Water & Power, Power System, Series A, Rev., 5.000%, 01/01/23 (p)	18

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
200	Simi Valley School Financing Authority, Unified School District, Rev., AGM, 5.000%, 08/01/17 (p)	206
10,285	University of California, Series O, Rev., 5.750%, 05/15/19 (p)	11,267

		31,763

	Transportation — 0.6%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	400
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,859
	San Joaquin County Transportation Authority, Measure K,
2,285	Rev., 5.000%, 03/01/29	2,778
2,000	Rev., 5.000%, 03/01/30	2,412

		8,449

	Utility — 5.7%
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	3,019
1,010	Series A, Rev., 5.000%, 07/01/30	1,167
2,050	Series A, Rev., 5.000%, 07/01/31	2,455
2,550	Series A, Rev., 5.000%, 07/01/32	3,034
5,000	Series A, Rev., 5.000%, 07/01/33	5,917
10,710	Series A, Rev., 5.000%, 07/01/34	12,605
25,385	Series B, Rev., 5.000%, 07/01/28	29,893
8,580	Series B, Rev., 5.000%, 07/01/29	10,409
2,100	Series B, Rev., 5.000%, 07/01/31	2,429
1,925	Series B, Rev., 5.000%, 07/01/32	2,217
3,300	Series D, Rev., 5.000%, 07/01/32	3,834
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,594
1,290	Sacramento Municipal Utility District Financing Authority, Cosumnes Project, Rev., 5.000%, 07/01/28	1,538

		84,111

	Water & Sewer — 1.0%
450	City of Los Angeles, Wastewater System, Series B, Rev., 5.000%, 06/01/19	487
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	4,154
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	2,980

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
6,000	San Diego County Water Authority, Series A, Rev., 5.000%, 05/01/30	7,014

		14,635

	Total California	257,728

	Colorado — 2.1%
	General Obligation — 1.8%
4,250	Dawson Ridge Metropolitan District No.1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,860
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
6,950	GO, 5.250%, 12/15/23	8,421
2,345	GO, 5.250%, 12/15/25	2,901
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	11,786

		26,968

	Prerefunded — 0.3%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,316
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/19 (p)	1,325

		3,641

	Total Colorado	30,609

	Connecticut — 0.8%
	General Obligation — 0.6%
200	City of Greenwich, GO, 5.000%, 06/01/20	209
8,200	State of Connecticut, Series E, GO, 5.000%, 08/15/30	9,294

		9,503

	Prerefunded — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/17 (p)	1,007

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	273
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,451

		1,724

	Total Connecticut	12,234

	Delaware — 0.2%
	Education — 0.1%
1,000	University of Delaware, Series B, Rev., 5.000%, 11/01/21	1,093

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.1%
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,141

	Total Delaware	2,234

	District of Columbia — 0.9%
	Special Tax — 0.1%
2,000	District of Columbia, Income Tax, Series A, Rev., 5.000%, 12/01/20	2,264

	Water & Sewer — 0.8%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	5,766
5,000	Series C, Rev., 5.000%, 10/01/29	5,654

		11,420

	Total District of Columbia	13,684

	Florida — 2.9%
	General Obligation — 2.9%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	5,710
32,375	Series D, GO, 5.000%, 06/01/25	36,898

	Total Florida	42,608

	Georgia — 1.8%
	General Obligation — 0.4%
	State of Georgia,
300	Series B, GO, 5.000%, 07/01/20	336
1,000	Series B, GO, 5.750%, 08/01/17	1,013
3,960	Series E, GO, 5.000%, 12/01/25	4,903

		6,252

	Transportation — 0.5%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	6,773

	Water & Sewer — 0.9%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,456
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,645
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	142

		13,243

	Total Georgia	26,268

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Idaho — 0.6%
	Prerefunded — 0.6%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18 (p)	8,628

	Illinois — 0.9%
	General Obligation — 0.1%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	169
625	Village of Schaumburg, Series A, GO, 4.000%, 12/01/20	681

		850

	Other Revenue — 0.2%
	City of Chicago, Motor Fuel Tax,
75	Rev., 5.000%, 01/01/20	79
200	Rev., 5.000%, 01/01/21	213
105	Rev., 5.000%, 01/01/22	112
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,040

		3,444

	Transportation — 0.3%
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/22	3,502
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	936

		4,438

	Water & Sewer — 0.3%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC-CR, 5.250%, 01/01/30	1,151
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.000%, 11/01/21	1,117
400	Rev., 5.000%, 11/01/22	453
1,000	Rev., 5.000%, 11/01/29	1,099

		3,820

	Total Illinois	12,552

	Indiana — 1.4%
	Education — 0.1%
1,030	South Bend Community School Corp., First Mortgage, Rev., AGM, 5.000%, 07/05/17	1,038

	Other Revenue — 1.0%
1,110	Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project, Rev., 5.000%, 02/01/26	1,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,245
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	1,926

		14,473

	Utility — 0.3%
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,666

	Water & Sewer — 0.0% (g)
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.000%, 01/01/22	369
375	Series B, Rev., 5.000%, 01/01/23	426

		795

	Total Indiana	20,972

	Iowa — 0.4%
	Other Revenue — 0.4%
5,440	Iowa Finance Authority, State Revolving Fund, Rev., 5.000%, 08/01/26	6,221

	Kentucky — 1.5%
	Education — 0.6%
1,190	Meade Country School District Finance Corp., School Building, Rev., 5.000%, 09/01/26	1,415
6,000	Oldham County, School District Finance Corp., School Building, Rev., 5.000%, 06/01/26	7,150

		8,565

	Prerefunded — 0.5%
7,145	Kentucky State Property & Buildings Commission, Project No. 89, Rev., AGM, 5.000%, 11/01/18 (p)	7,580

	Transportation — 0.4%
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/28	5,849

	Total Kentucky	21,994

	Louisiana — 0.8%
	Housing — 0.2%
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Rev., Zero Coupon, 02/01/20 (p)	3,151

	Other Revenue — 0.5%
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, Rev., 5.000%, 10/01/32	3,435

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	4,230

		7,665

	Utility — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43	1,384

	Total Louisiana	12,200

	Massachusetts — 5.0%
	General Obligation — 1.8%
	Commonwealth of Massachusetts,
9,000	Series A, GO, 5.250%, 08/01/19	9,845
200	Series C, GO, AGM, 5.500%, 12/01/22	242
	Commonwealth of Massachusetts, Consolidated Loan of 2014,
5,000	Series C, GO, 4.000%, 07/01/31	5,287
2,500	Series C, GO, 5.000%, 07/01/23	2,932
6,875	Series F, GO, 5.000%, 11/01/26	8,057

		26,363

	Other Revenue — 0.6%
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,565

	Prerefunded — 1.1%
13,300	Commonwealth of Massachusetts, Consolidated Loan of 2014, Series F, GO, 5.000%, 11/01/22 (p)	15,685

	Transportation — 0.9%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.250%, 07/01/27	12,503

	Water & Sewer — 0.6%
8,280	Massachusetts Clean Water Trust (The), Green Bond, Series 20, Rev., 5.000%, 02/01/36	9,523

	Total Massachusetts	72,639

	Michigan — 1.2%
	General Obligation — 0.2%
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,243

	Other Revenue — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,404

	Prerefunded — 0.3%
4,170	University of Michigan, Series A, Rev., 5.000%, 04/01/19 (p)	4,483

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.6%
8,545	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.500%, 01/01/22	9,528

	Total Michigan	17,658

	Minnesota — 1.5%
	General Obligation — 0.7%
775	Olmsted County, Crossover, Series A, GO, 5.000%, 02/01/21	881
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,280

		10,161

	Other Revenue — 0.8%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,156

	Total Minnesota	21,317

	Missouri — 0.8%
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water,
15	Series A, Rev., 5.000%, 01/01/19 (p)	16
365	Series B, Rev., 5.000%, 07/01/25	411

		427

	Other Revenue — 0.5%
6,620	Kansas City Industrial Development Authority, Downtown Redevelopment District, Series A, Rev., 5.000%, 09/01/21	7,453

	Prerefunded — 0.0% (g)
20	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.000%, 01/01/20 (p)	22

	Transportation — 0.3%
4,060	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.000%, 05/01/20	4,384

	Total Missouri	12,286

	Nebraska — 0.4%
	Prerefunded — 0.0% (g)
155	Nebraska Public Power District, Series B, Rev., AGM, 5.000%, 07/01/17 (p)	156

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.4%
445	Nebraska Public Power District, Series B, Rev., AGM, 5.000%, 01/01/18	448
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	5,289

		5,737

	Total Nebraska	5,893

	New Hampshire — 0.3%
	Prerefunded — 0.3%
4,505	New Hampshire Municipal Bond Bank, Series E, Rev., 5.000%, 01/15/20 (p)	4,957

	New Jersey — 2.2%
	Education — 1.3%
	New Jersey Economic Development Authority, School Facilities Construction,
10,000	Series PP, Rev., 5.000%, 06/15/29	10,257
3,500	Series XX, Rev., 5.000%, 06/15/19	3,675
5,145	Series XX, Rev., 5.000%, 06/15/21	5,478

		19,410

	General Obligation — 0.2%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	953
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,223
1,200	GO, 5.000%, 07/15/23	1,333

		3,509

	Transportation — 0.6%
2,500	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.000%, 06/15/36	2,517
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,482

		7,999

	Water & Sewer — 0.1%
1,995	Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/20	1,869

	Total New Jersey	32,787

	New Mexico — 0.9%
	Other Revenue — 0.8%
	New Mexico Finance Authority, Senior Lien Public Project,
1,625	Series B, Rev., 5.000%, 06/01/22	1,693
1,690	Series B, Rev., 5.000%, 06/01/23	1,760

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
1,820	Series B, Rev., 5.000%, 06/01/25	1,894
1,965	Series B, Rev., 5.000%, 06/01/27	2,043
4,200	Series C, Rev., 5.000%, 06/01/22	4,778

		12,168

	Transportation — 0.1%
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,559

	Total New Mexico	13,727

	New York — 20.9%
	General Obligation — 1.2%
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.000%, 08/01/23	5,435
	City of New York, Fiscal Year 2013,
6,085	Series D, GO, 5.000%, 08/01/28	7,040
4,050	Series F, Sub Series F-1, GO, 5.000%, 03/01/30	4,639

		17,114

	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 02/15/18	512

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
9,475	New York Liberty Development Corp., World Trade Centrer Projects, Class 1, Rev., 5.000%, 09/15/30	10,847

	Other Revenue — 7.0%
6,750	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2007, Series S-2, Rev., NATL-RE, 5.000%, 01/15/22	6,772
3,745	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.000%, 11/01/21	4,121
9,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Series D, Sub Series D-1, Rev., 5.000%, 11/01/31	10,215
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Sub Series F-1, Rev., 5.000%, 02/01/31	11,466
10,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Rev., AGM-CR, Zero Coupon, 11/15/52	2,156
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5/6, Rev., 5.500%, 04/01/19	8,548

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — continued
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.000%, 07/01/23	9,224
	New York State Dormitory Authority, State Sales Tax,
3,000	Series A, Rev., 5.000%, 03/15/28	3,559
5,000	Series A, Rev., 5.000%, 03/15/29	5,891
1,000	Series A, Rev., 5.000%, 03/15/33	1,150
4,225	Series A, Rev., 5.000%, 03/15/34	4,834
	New York State Urban Development Corp., Service Contract,
15,000	Series B, Rev., 5.250%, 01/01/25	15,747
5,000	Series D, Rev., 5.500%, 01/01/19	5,371
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
1,800	Series A, Rev., 5.000%, 10/15/28	2,150
7,500	Series A, Rev., 5.000%, 10/15/29	8,895
1,850	Series A, Rev., 5.000%, 10/15/31	2,177

		102,276

	Prerefunded — 1.3%
805	Metropolitan Transportation Authority,
	Series C, Rev., 6.500%, 11/15/18 (p)	874
350	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.000%, 06/15/18 (p)	366
5	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.000%, 11/01/19 (p)	6
10,000	New York State Dormitory Authority, State Personal Income Tax, Education, Series A, Rev., 5.000%, 03/15/18 (p)	10,363
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/18 (p)	4,607
1,000	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.000%, 12/15/17 (p)	1,026
1,865	Triborough Bridge & Tunnel Authority, Series A-2, Rev., 5.000%, 11/15/18 (p)	1,981

		19,223

	Special Tax — 2.9%
7,250	New York State Dormitory Authority, State Personal Income Tax, Series C, Rev., 5.000%, 03/15/31	8,399
4,000	New York State Dormitory Authority, State Personal Income Tax, Education, Series A, Rev., 5.000%, 03/15/23	4,292

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — continued
	New York State Dormitory Authority, State Personal Income Tax, General Purpose,
12,500	Series C, Rev., 5.000%, 03/15/33	14,404
3,500	Series C, Rev., 5.000%, 03/15/41	3,863
10,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/26	11,211

		42,169

	Transportation — 3.9%
	Metropolitan Transportation Authority,
1,500	Series A, Rev., 5.000%, 11/15/41	1,680
195	Series C, Rev., 6.500%, 11/15/28	212
5,000	Subseries C-1, Rev., 5.250%, 11/15/28	6,005
2,530	New York Transportation Development Corp., Special Facilities, Laguardia Airport Terminal B Redevelopment Project, Series A, Rev., AMT, 4.000%, 07/01/31	2,609
	Port Authority of New York & New Jersey, Consolidated,
2,965	Rev., 5.000%, 05/01/34	3,247
2,000	Rev., 5.000%, 05/01/35	2,187
6,500	Rev., 5.000%, 10/15/41	7,382
3,105	Triborough Bridge & Tunnel Authority, Series A-2, Rev., 5.000%, 11/15/28	3,291
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	28,801
1,250	Series B, Rev., 5.000%, 11/15/31	1,440

		56,854

	Utility — 0.7%
	Utility Debt Securitization Authority,
4,000	Series TE, Rev., 5.000%, 12/15/28	4,729
4,250	Series TE, Rev., 5.000%, 12/15/41	4,853

		9,582

	Water & Sewer — 3.2%
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	382
2,150	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.000%, 06/15/29	2,255
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	18,272

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series FF, Rev., 5.000%, 06/15/31	3,525
10,225	New York State Environmental Facilities Corp., State Clean Water & Drinking Water, Series C, Rev., 5.000%, 06/15/21	10,281
	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution,
2,750	Series A, Rev., 5.000%, 06/15/26	3,426
3,500	Series A, Rev., 5.000%, 06/15/27	4,388
3,000	Series A, Rev., 5.000%, 06/15/28	3,723

		46,252

	Total New York	304,829

	North Carolina — 0.7%
	Prerefunded — 0.6%
2,170	City of High Point, Combined Enterprise System, Rev., AGM, 5.000%, 11/01/18 (p)	2,301
5,950	Wake County, Hammond Road Detention Center, Limited Obligation, Rev., 5.000%, 06/01/19 (p)	6,437

		8,738

	Transportation — 0.1%
700	North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.000%, 01/01/29	826

	Total North Carolina	9,564

	Ohio — 0.8%
	Other Revenue — 0.2%
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/18 (p)	583
2,235	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series B, Rev., 5.000%, 10/01/22	2,449

		3,032

	Prerefunded — 0.4%
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/23 (p)	5,676
670	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17 (p)	684

		6,360

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
	Northeast Ohio Regional Sewer District, Wastewater Improvement,
555	Rev., 5.000%, 11/15/25	666
1,500	Rev., 5.000%, 11/15/27	1,782

		2,448

	Total Ohio	11,840

	Oklahoma — 0.7%
	Transportation — 0.6%
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,379
2,000	Series A, Rev., 5.000%, 01/01/24	2,251
2,000	Series A, Rev., 5.000%, 01/01/38	2,285

		7,915

	Water & Sewer — 0.1%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer System, Rev., 5.000%, 07/01/27	1,630

	Total Oklahoma	9,545

	Oregon — 1.1%
	General Obligation — 0.0% (g)
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	122

	Other Revenue — 0.1%
1,500	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/27	1,744

	Prerefunded — 0.8%
	Oregon State Department of Administrative Services,
6,965	Series A, COP, 5.000%, 05/01/19 (p)	7,504
3,425	Series A, COP, 5.000%, 05/01/19 (p)	3,695

		11,199

	Water & Sewer — 0.2%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.000%, 10/01/36	2,287

	Total Oregon	15,352

	Pennsylvania — 0.7%
	General Obligation — 0.3%
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	4,826

	Prerefunded — 0.4%
3,225	Pennsylvania State University,
	Series A, Rev., 5.000%, 03/01/19 (p)	3,457

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
1,860	Red Lion Area School District, GO, AGM, 5.000%, 05/01/18 (p)	1,937

		5,394

	Total Pennsylvania	10,220

	Rhode Island — 0.1%
	Education — 0.0% (g)
655	Rhode Island Health & Educational Building Corp., Brown University, Series A, Rev., 5.000%, 09/01/25	744

	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/24	1,190

	Total Rhode Island	1,934

	South Carolina — 0.8%
	Prerefunded — 0.2%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/19 (p)	2,367

	Utility — 0.5%
7,000	Piedmont Municipal Power Agency, Series A-3, Rev., AGC, 5.000%, 01/01/18	7,188

	Water & Sewer — 0.1%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,729

	Total South Carolina	11,284

	Tennessee — 0.1%
	General Obligation — 0.1%
835	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/24	972

	Prerefunded — 0.0% (g)
195	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/22 (p)	228

	Total Tennessee	1,200

	Texas — 9.3%
	Education — 0.3%
500	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/18	526
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,352
1,215	Series C, Rev., 5.000%, 03/01/22	1,256

		4,134

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 4.1%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,070
945	Series C, GO, 5.000%, 02/15/22	1,012
325	Series C, GO, 5.000%, 02/15/23	348
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	4,624
4,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/30	4,595
3,150	City of Lubbock, GO, 5.000%, 02/15/25	3,725
680	City of Pflugerville, Limited Tax, GO, 5.000%, 08/01/23	789
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	799
3,500	GO, 5.000%, 08/01/24	3,993
4,735	GO, 5.000%, 08/01/26	5,396
2,735	GO, 5.000%, 08/01/27	3,115
4,000	Counties of Dallas, Denton, Collin and Rockwall, City of Dallas, GO, 5.000%, 02/15/29	4,442
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	926
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,666
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,610
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,523
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,099
1,000	Hays County, GO, 5.000%, 02/15/23	1,099
	Hays County, Pass-Through Toll,
1,500	GO, 5.000%, 02/15/23	1,648
1,785	GO, 5.000%, 02/15/24	1,957
2,410	GO, 5.000%, 02/15/25	2,636
	San Jacinto Community College District,
390	GO, AMBAC, 5.000%, 02/15/20	391
2,600	GO, 5.000%, 02/15/40	2,874
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,632
4,340	Series A, GO, 5.000%, 08/01/21	4,567

		59,536

	Prerefunded — 2.7%
	Dallas Area Rapid Transit, Senior Lien,
3,000	Rev., 5.250%, 12/01/18 (p)	3,202
7,660	Series A, Rev., 5.000%, 06/01/19 (p)	8,281

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/19 (p)	1,989
9,055	North Texas Municipal Water District,
	Rev., 5.000%, 06/01/18 (p)	9,457
5,000	San Jacinto Community College District, GO, 5.000%, 02/15/19 (p)	5,353
5,000	Southwest Higher Education Authority, Inc., Southern Methodist University Project, Rev., 5.000%, 10/01/19 (p)	5,467
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/18 (p)	1,889
3,755	University of North Texas, Financing System, Series A, Rev., 5.000%, 04/15/19 (p)	4,044

		39,682

	Transportation — 0.8%
3,000	City of Houston, Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,384
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.250%, 10/01/51	8,810

		12,194

	Utility — 0.2%
3,000	City of San Antonio, Electric and Gas System, Rev., 5.000%, 02/01/26	3,666

	Water & Sewer — 1.2%
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,632
1,250	City of San Antonio, Water System Junior Lien, Series E, Rev., 5.000%, 05/15/24	1,480
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	105
3,315	Rev., 5.000%, 12/15/23	3,713
3,820	Texas Water Development Board, State Revolving Fund, Series A, Sub Series A-1, Rev., 5.000%, 07/15/20	4,155

		17,085

	Total Texas	136,297

	Utah — 0.6%
	Prerefunded — 0.6%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/19 (p)	8,086
1,150	Utah State University of Agriculture & Applied Science, Rev., 5.000%, 06/01/19 (p)	1,244

	Total Utah	9,330

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Vermont — 0.5%
	Education — 0.2%
	University of Vermont & State Agricultural College,
2,115	Rev., AMBAC, 5.000%, 10/01/21	2,150
1,175	Rev., AMBAC, 5.000%, 10/01/22	1,195

		3,345

	Prerefunded — 0.3%
3,295	University of Vermont & State Agricultural College, Rev., AMBAC, 5.000%, 10/01/17 (p)	3,352

	Total Vermont	6,697

	Virginia — 2.5%
	Education — 0.8%
10,050	Virginia College Building Authority, Public Higher Education Financing Program, Series B, Rev., 5.000%, 09/01/19	10,965

	General Obligation — 1.3%
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	228
17,575	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	19,077

		19,305

	Other Revenue — 0.0% (g)
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.000%, 08/01/18 (p)	27
405	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.000%, 11/01/23	445

		472

	Prerefunded — 0.1%
560	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Series A, Rev., 5.000%, 11/01/19 (p)	614

	Utility — 0.3%
4,090	City of Richmond, Public Utility Revenue, Series A, Rev., 5.000%, 01/15/28	4,913

	Total Virginia	36,269

	Washington — 2.7%
	General Obligation — 0.2%
1,100	Snohomish County, Edmonds School District No. 15, GO, 5.000%, 12/01/33	1,249
2,000	State of Washington, Various Purpose, Series D, GO, 5.000%, 02/01/24	2,354

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
275	Yakima County School District No. 7, GO, 5.500%, 12/01/23	304

		3,907

	Prerefunded — 2.0%
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/19 (p)	10,871
12,400	Series R-2010A, GO, 5.000%, 01/01/19 (p)	13,224
4,415	Yakima County School District No. 7, GO, 5.500%, 12/01/19 (p)	4,907

		29,002

	Transportation — 0.4%
	Port of Seattle, Intermediate Lien,
3,750	Series B, Rev., 5.000%, 03/01/33	4,251
1,000	Series B, Rev., 5.000%, 03/01/34	1,129

		5,380

	Water & Sewer — 0.1%
1,325	City of Seattle, Drainage & Wastewater Improvement, Rev., 5.000%, 09/01/26	1,526

	Total Washington	39,815

	Total Municipal Bonds (Cost $1,246,171)	1,317,746

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Quarterly Demand Note — 0.2%
	Pennsylvania — 0.2%
	Hospital — 0.2%
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., VAR, 1.487%, 06/01/17 (Cost $3000)	2,901

SHARES
Short-Term Investment — 7.5%
	Investment Company — 7.5%
110,133	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) † (Cost $110,133)	110,133

	Total Investments — 99.6% (Cost $1,384,304)	1,455,780
	Other Assets in Excess of Liabilities — 0.4%	5,487

	NET ASSETS — 100.0%	$1,461,267

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	$(3,957)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	35,000	(2,894)
Barclays Bank plc	1.823% at termination	CPI-U at termination	11/08/21	25,000	397
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/24	18,000	(1,156)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/44	5,000	(889)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/18	25,000	(910)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/18	12,000	(440)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/19	13,000	(515)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	(1,603)
BNP Paribas	2.265% at termination	CPI-U at termination	02/06/24	25,000	(220)
BNP Paribas	2.165% at termination	CPI-U at termination	04/04/24	24,000	(115)
BNP Paribas	1.997% at termination	CPI-U at termination	11/07/26	25,000	629
Citibank NA	2.190% at termination	CPI-U at termination	09/02/19	9,000	(357)
Citibank NA	2.420% at termination	CPI-U at termination	05/24/20	25,000	(1,867)
Citibank NA	2.420% at termination	CPI-U at termination	06/30/20	50,000	(3,637)
Citibank NA	2.410% at termination	CPI-U at termination	07/01/20	50,000	(3,574)
Citibank NA	2.330% at termination	CPI-U at termination	07/06/20	50,000	(3,088)
Citibank NA	2.492% at termination	CPI-U at termination	08/27/24	22,000	(1,569)
Citibank NA	2.477% at termination	CPI-U at termination	09/02/24	15,000	(1,045)
Citibank NA	2.623% at termination	CPI-U at termination	10/07/24	14,000	(273)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(2,475)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/18	65,000	$(2,972)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	50,000	(3,017)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/19	55,000	(2,014)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	20,000	(1,431)
Deutsche Bank AG, New York	1.823% at termination	CPI-U at termination	11/08/21	25,000	397
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/24	40,000	(2,706)
Deutsche Bank AG, New York	2.415% at termination	CPI-U at termination	12/15/24	54,000	(491)
Deutsche Bank AG, New York	2.003% at termination	CPI-U at termination	11/07/26	25,000	614
Deutsche Bank AG, New York	2.708% at termination	CPI-U at termination	02/25/44	5,000	(900)
Deutsche Bank AG, New York	2.498% at termination	CPI-U at termination	10/10/44	8,000	(836)
Deutsche Bank AG, New York	2.000% at termination	CPI-U at termination	10/13/45	5,000	371
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/19	20,000	(817)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/19	12,000	(473)
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/19	19,000	(758)
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/18	20,000	(798)
Morgan Stanley Capital Services	2.323% at termination	CPI-U at termination	06/23/19	20,000	(909)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/24	30,000	(2,191)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/24	34,000	(2,379)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/44	3,000	(502)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	(1,848)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	(5,485)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/24	7,000	(473)
Royal Bank of Scotland	3.556% at termination	CPI-U at termination	07/31/29	49,000	(19,005)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/44	9,000	(1,701)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/18	50,000	(2,268)
Union Bank of Switzerland AG	2.200% at termination	CPI-U at termination	03/09/22	10,000	(63)

					$(82,213)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

J.P. Morgan Tax Aware Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2017.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of April 30, 2017.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of April 30, 2017.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.
†	— Approximately $2,040,000 of this investment is restricted as collateral for certain derivatives to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,193,205		$1,345,647
Investments in affiliates, at value	7,499		108,093
Investments in affiliates — restricted, at value	—		2,040

Total investment securities, at value	1,200,704		1,455,780
Restricted cash	—		79,330
Cash	7		—	(a)
Receivables:
Investment securities sold	—		3,792
Fund shares sold	1,665		957
Interest and dividends from non-affiliates	670		16,838
Dividends from affiliates	4		57
Outstanding swap contracts, at value	—		2,408

Total Assets	1,203,050		1,559,162

LIABILITIES:
Payables:
Investment securities purchased	—		10,836
Fund shares redeemed	677		1,747
Outstanding swap contracts, at value	—		84,621
Accrued liabilities:
Investment advisory fees	339		350
Administration fees	79		67
Distribution fees	8		29
Service fees	95		109
Custodian and accounting fees	7		20
Collateral management fees	—		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	49		110

Total Liabilities	1,254		97,895

Net Assets	$1,201,796		$1,461,267

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$562,063	$1,549,406
Accumulated undistributed (distributions in excess of) net investment income	533	(24)
Accumulated net realized gains (losses)	107,773	(77,378)
Net unrealized appreciation (depreciation)	531,427	(10,737)

Total Net Assets	$1,201,796	$1,461,267

Net Assets:
Class A	$17,549	$49,703
Class C	7,611	29,350
Class I (formerly Institutional Class)	1,176,636	1,261,038
Class R6	—	121,176

Total	$1,201,796	$1,461,267

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	554	5,231
Class C	243	3,097
Class I (formerly Institutional Class)	36,991	132,495
Class R6	—	12,728

Net Asset Value (a):
Class A — Redemption price per share	$31.67	$9.50
Class C — Offering price per share (b)	31.41	9.48
Class I (formerly Institutional Class) — Offering and redemption price per share	31.81	9.52
Class R6 — Offering and redemption price per share	—	9.52
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.42	$9.87

Cost of investments in non-affiliates	$661,778	$1,274,171
Cost of investments in affiliates	7,499	108,093
Cost of investments in affiliates—restricted	—	2,040

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$22,938
Interest income from affiliates	1	2
Dividend income from non-affiliates	9,172	—
Dividend income from affiliates	10	212

Total investment income	9,183	23,152

EXPENSES:
Investment advisory fees	2,043	2,473
Administration fees	478	578
Distribution fees:
Class A	19	62
Class C	25	113
Service fees:
Class A	19	62
Class C	8	38
Class I (formerly Institutional Class)	665	694
Select Class (a)	102	121
Custodian and accounting fees	18	52
Professional fees	30	53
Collateral management fees	—	18
Trustees’ and Chief Compliance Officer’s fees	15	15
Printing and mailing costs	24	25
Registration and filing fees	35	54
Transfer agency fees (See Note 2.E.)	10	9
Sub-transfer agency fees (See Note 2.E.)	40	35
Other	11	11

Total expenses	3,542	4,413

Less fees waived	(265)	(843)

Net expenses	3,277	3,570

Net investment income (loss)	5,906	19,582

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	113,884	(7,074)
Swaps	—	(10,183)

Net realized gain (loss)	113,884	(17,257)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	48,280	(27,969)
Swaps	—	29,310

Change in net unrealized appreciation/depreciation	48,280	1,341

Net realized/unrealized gains (losses)	162,164	(15,916)

Change in net assets resulting from operations	$168,070	$3,666

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,906	$14,629	$19,582	$43,339
Net realized gain (loss)	113,884	50,563	(17,257)	(12,693)
Distributions of capital gains received from investment company affiliates	—	—	—	1
Change in net unrealized appreciation/depreciation	48,280	(30,737)	1,341	29,871

Change in net assets resulting from operations	168,070	34,455	3,666	60,518

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(53)	(108)	(640)	(1,249)
From net realized gains	(616)	(526)	—	—
Class C
From net investment income	(13)	(18)	(311)	(691)
From net realized gains	(255)	(198)	—	—
Class I (formerly Institutional Class)
From net investment income	(6,197)	(13,182)	(15,556)	(32,988)
From net realized gains	(44,856)	(51,885)	—	—
Class R6
From net investment income	—	—	(1,872)	(5,423)
Select Class (a)
From net investment income	(547)	(925)	(1,354)	(3,204)
From net realized gains	(3,890)	(3,533)	—	—

Total distributions to shareholders	(56,427)	(70,375)	(19,733)	(43,555)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(91,652)	(149,342)	(58,421)	(211,512)

NET ASSETS:
Change in net assets	19,991	(185,262)	(74,488)	(194,549)
Beginning of period	1,181,805	1,367,067	1,535,755	1,730,304

End of period	$1,201,796	$1,181,805	$1,461,267	$1,535,755

Accumulated undistributed (distributions in excess of) net investment income	$533	$1,437	$(24)	$127

Class A
Proceeds from shares issued	$2,900	$5,639	$15,394	$5,823
Distributions reinvested	587	505	595	1,131
Cost of shares redeemed	(1,374)	(4,291)	(13,042)	(16,887)

Change in net assets resulting from Class A capital transactions	$2,113	$1,853	$2,947	$(9,933)

Class C
Proceeds from shares issued	$1,731	$1,806	$1,518	$2,704
Distributions reinvested	268	216	236	508
Cost of shares redeemed	(739)	(913)	(5,103)	(13,442)

Change in net assets resulting from Class C capital transactions	$1,260	$1,109	$(3,349)	$(10,230)

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class I (formerly Institutional Class)
Proceeds from shares issued	$67,286	$151,339	$249,592	$390,021
Distributions reinvested	6,215	4,570	1,783	5,007
Cost of shares redeemed	(165,385)	(317,844)	(239,640)	(565,755)
Exchanged from Select Class Shares	97,920	—	116,476	—

Change in net assets resulting from Class I capital transactions	$6,036	$(161,935)	$128,211	$(170,727)

Class R6
Proceeds from shares issued	$—	$—	$6,269	$9,612
Distributions reinvested	—	—	1,486	3,012
Cost of shares redeemed	—	—	(82,062)	— (a)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(74,307)	$12,624

Select Class (b)
Proceeds from shares issued	$5,686	$23,060	$32,949	$27,567
Distributions reinvested	1,452	1,414	606	1,312
Cost of shares redeemed	(10,279)	(14,843)	(29,002)	(62,125)
Exchanged to Class I Shares	(97,920)	—	(116,476)	—

Change in net assets resulting from Select Class capital transactions	$(101,061)	$9,631	$(111,923)	$(33,246)

Total change in net assets resulting from capital transactions	$(91,652)	$(149,342)	$(58,421)	$(211,512)

SHARE TRANSACTIONS:
Class A
Issued	94	210	1,617	608
Reinvested	20	18	63	118
Redeemed	(45)	(154)	(1,377)	(1,766)

Change in Class A Shares	69	74	303	(1,040)

Class C
Issued	58	65	160	283
Reinvested	9	8	25	53
Redeemed	(24)	(32)	(539)	(1,410)

Change in Class C Shares	43	41	(354)	(1,074)

Class I (formerly Institutional Class)
Issued	2,185	5,539	26,228	40,712
Reinvested	209	164	188	523
Redeemed	(5,456)	(11,397)	(25,272)	(59,079)
Exchanged from Select Class Shares	3,131	—	12,222	—

Change in Class I Shares	69	(5,694)	13,366	(17,844)

Class R6
Issued	—	—	658	996
Reinvested	—	—	156	314
Redeemed	—	—	(8,682)	— (a)

Change in Class R6 Shares	—	—	(7,868)	1,310

Select Class (b)
Issued	189	867	3,465	2,886
Reinvested	49	51	64	137
Redeemed	(340)	(534)	(3,056)	(6,513)
Exchanged to Class I Shares	(3,134)	—	(12,235)	—

Change in Select Class Shares	(3,236)	384	(11,762)	(3,490)

(a)	Amount rounds to less than 500.
(b)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$28.82	$0.08		$4.13	$4.21	$(0.10)	$(1.26)	$(1.36)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)	(0.81)	(1.02)
Year Ended October 31, 2014	24.87	0.19		4.15	4.34	(0.20)	—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(f)	5.33	5.56	(0.29)	—	(0.29)
Year Ended October 31, 2012	17.43	0.18		2.18	2.36	(0.19)	—	(0.19)

Class C
Six Months Ended April 30, 2017 (Unaudited)	28.62	0.01		4.10	4.11	(0.06)	(1.26)	(1.32)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)	(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06		4.12	4.18	(0.08)	—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(f)	5.32	5.44	(0.20)	—	(0.20)
Year Ended October 31, 2012	17.42	0.08		2.19	2.27	(0.15)	—	(0.15)

Class I (formerly Institutional Class)
Six Months Ended April 30, 2017 (Unaudited)	28.94	0.15		4.16	4.31	(0.18)	(1.26)	(1.44)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)	(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30		4.18	4.48	(0.30)	—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(f)	5.32	5.66	(0.37)	—	(0.37)
Year Ended October 31, 2012	17.43	0.28		2.17	2.45	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09 and $0.31 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41% and 1.41% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.67	14.97%	$17,549	1.02%	0.53%		1.02%	16%
28.82	2.47	13,971	1.03	0.71		1.03	41
29.60	5.71	12,164	0.99	0.70		0.99	59
29.01	17.50	10,667	0.96	0.71		0.96	59
24.87	28.65	7,944	0.96	1.03	(f)	0.96	67
19.60	13.64	4,902	0.96	0.95		0.96	55

31.41	14.70	7,611	1.50	0.04		1.50	16
28.62	1.95	5,729	1.52	0.21		1.52	41
29.43	5.18	4,680	1.50	0.16		1.50	59
28.88	16.92	2,700	1.46	0.21		1.46	59
24.78	28.03	1,950	1.46	0.56	(f)	1.46	67
19.54	13.10	1,432	1.46	0.43		1.46	55

31.81	15.25	1,176,636	0.55	1.01		0.59	16
28.94	2.94	1,068,546	0.55	1.19		0.56	41
29.70	6.16	1,265,581	0.55	1.16		0.55	59
29.10	18.04	1,293,555	0.55	1.10		0.56	59
24.92	29.13	120,302	0.55	1.56	(f)	0.56	67
19.63	14.19	148,369	0.55	1.53		0.56	55

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$9.59	$0.12	(e)	$(0.09)	$0.03	$(0.12)
Year Ended October 31, 2016	9.49	0.24	(e)	0.10	0.34	(0.24)
Year Ended October 31, 2015	10.01	0.25	(e)	(0.51)	(0.26)	(0.26)
Year Ended October 31, 2014	10.06	0.26	(e)	(0.04)	0.22	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)

Class C
Six Months Ended April 30, 2017 (Unaudited)	9.57	0.10	(e)	(0.09)	0.01	(0.10)
Year Ended October 31, 2016	9.47	0.18	(e)	0.10	0.28	(0.18)
Year Ended October 31, 2015	9.98	0.19	(e)	(0.50)	(0.31)	(0.20)
Year Ended October 31, 2014	10.03	0.19	(e)	(0.04)	0.15	(0.20)
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)

Class I (formerly Institutional Class)
Six Months Ended April 30, 2017 (Unaudited)	9.61	0.13	(e)	(0.09)	0.04	(0.13)
Year Ended October 31, 2016	9.51	0.26	(e)	0.11	0.37	(0.27)
Year Ended October 31, 2015	10.03	0.27	(e)	(0.50)	(0.23)	(0.29)
Year Ended October 31, 2014	10.08	0.29	(e)	(0.05)	0.24	(0.29)
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	9.61	0.14	(e)	(0.09)	0.05	(0.14)
Year Ended October 31, 2016	9.51	0.27	(e)	0.11	0.38	(0.28)
Year Ended October 31, 2015	10.03	0.28	(e)	(0.50)	(0.22)	(0.30)
Year Ended October 31, 2014	10.08	0.30	(e)	(0.05)	0.25	(0.30)
August 16, 2013 (f) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.50	0.34%	$49,703	0.74%	2.53%	0.98%	10%
9.59	3.64	47,268	0.75	2.50	0.98	7
9.49	(2.59)	56,660	0.75	2.58	0.97	18
10.01	2.15	95,153	0.75	2.58	0.97	11
10.06	(2.22)	153,819	0.75	2.31	0.97	16
10.51	5.55	222,694	0.75	2.34	0.97	8

9.48	0.09	29,350	1.24	2.03	1.51	10
9.57	2.98	33,016	1.40	1.85	1.50	7
9.47	(3.16)	42,843	1.40	1.93	1.49	18
9.98	1.48	59,850	1.40	1.93	1.46	11
10.03	(2.85)	83,639	1.40	1.67	1.47	16
10.48	4.92	108,755	1.40	1.70	1.47	8

9.52	0.46	1,261,038	0.49	2.78	0.59	10
9.61	3.89	1,144,534	0.50	2.75	0.57	7
9.51	(2.33)	1,302,381	0.50	2.83	0.56	18
10.03	2.41	1,682,468	0.50	2.83	0.56	11
10.08	(1.97)	960,451	0.50	2.57	0.57	16
10.53	5.91	944,652	0.50	2.58	0.57	8

9.52	0.51	121,176	0.39	2.89	0.46	10
9.61	3.99	197,981	0.40	2.84	0.46	7
9.51	(2.24)	183,464	0.40	2.93	0.45	18
10.03	2.52	253,993	0.40	2.94	0.46	11
10.08	2.33	102,671	0.38	2.69	0.47	16

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C and Class I^	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6 and Class I^	Diversified

^	On April 3, 2017, the Funds’ Select Class Shares were exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 subtransfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Investment Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,200,704	$—	$—	$1,200,704

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$110,133	$1,345,647	$—	$1,455,780

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$2,408	$—	$2,408

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(84,621)	$—	$(84,621)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2017.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2017 are as follows (amounts in thousands):

Fund Counterparty		Value of Swap contracts	Collateral amount
Barclays Bank plc	Collateral Posted	$(8,499)	$8,430
BNP Paribas		(3,174)	3,570
Citibank, NA		(15,410)	15,500
Credit Suisse International		(5,447)	5,490
Deutsche Bank AG, New York		(10,013)	9,020
Goldman Sachs International		(2,048)	2,040
Morgan Stanley Capital Services		(6,779)	6,800
Royal Bank of Scotland		(28,512)	28,460
Insert Tax Matters		(2,331)	2,060

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2017 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,280,143
Ending Notional Balance — Pays Fixed Rate	1,277,000

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2017 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received (b)	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$397	$(397)	$—	$—
BNP Paribas	629	(629)	—	—
Deutsche Bank AG, New York	1,382	(1,382)	—	—

	$2,408	$(2,408)	$—	$—

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$8,896	$(397)	$(8,430)	$69
BNP Paribas	3,803	(629)	(3,174)	—
Insert Tax Matters	15,410	—	(15,410)	—
Credit Suisse International	5,447	—	(5,447)	—
Deutsche Bank AG, New York	11,395	(1,382)	(9,020)	993
Goldman Sachs International	2,048	—	(2,040)	8
Morgan Stanley Capital Services	6,779	—	(6,779)	—
Royal Bank of Scotland	28,512	—	(28,460)	52
Union Bank of Switzerland AG	2,331	—	(2,060)	271

	$84,621	$(2,408)	$(80,820)	$1,393

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.

The Fund’s derivatives contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee which has been renamed as the Service Fee. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R6	Select Class	Total
Tax Aware Equity Fund
Transfer agency fees	$1	$—	(a)	$7	n/a	$2	$10
Sub-transfer agency fees	4	1		31	n/a	4	40
Tax Aware Real Return Fund
Transfer agency fees	1	1		5	$1	1	9
Sub-transfer agency fees	4	6		10	—	15	35

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class R6 and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$3	$—
Tax Aware Real Return Fund	2	(1)

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I*
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

*	Prior to April 3, 2017, the rates were 0.10%.

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Class I
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%
Tax Aware Real Return Fund	0.75	1.25	0.40%	0.50

The expense limitation agreements were in effect for the six months ended April 30, 2017 and are in place until at least October 31, 2018.

For the six months ended April 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Tax Aware Equity Fund	$—	$—	$262	$262
Tax Aware Real Return Fund	277	185	312	774

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 31, 2017 were as follows (amounts in thousands):

Tax Aware Equity Fund	$3
Tax Aware Real Return Fund	69

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2017, the Tax Aware Real Return Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$182,153	$328,304
Tax Aware Real Return Fund	133,775	229,453

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

During the six months ended April 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$669,277	$532,350	$923	$531,427
Tax Aware Real Return Fund	1,384,304	72,850	1,374	71,476

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$30,936	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

As of April 30, 2017, the Funds had affiliated omnibus accounts which owed more than 10% of the Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	79.6%
Tax Aware Real Return Fund	1	70.4%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Fund’s financial statements and related disclosures.

APRIL 30, 2017	J.P. MORGAN TAX AWARE FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,149.70	$5.44	1.02%
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class C
Actual	1,000.00	1,147.00	7.99	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I (formerly Institutional Class)
Actual	1,000.00	1,152.50	2.94	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$1,003.40	$3.68	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,000.90	6.15	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I (formerly Institutional Class)
Actual	1,000.00	1,004.60	2.44	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Class R6
Actual	1,000.00	1,005.10	1.94	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-TA-417

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2017 (Unaudited)

JPMorgan China Region Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

Global financial markets generally provided positive returns for the six month reporting period as the world’s leading economies continued to grow in a more uniform fashion and investors sought returns in many developed and emerging markets.

In Europe, a pickup in corporate earnings and improvements in consumer sentiment also proved attractive to investors during the reporting period. Electoral defeats of anti-European Union (EU) politicians in Austria and the Netherlands also helped lift investor sentiment across the EU and other developed markets.

Emerging markets also saw investment inflows during the six month reporting period amid economic and financial market stability in China. Notably, the Chinese government’s efforts to curb excessive leverage in its financial markets appeared to adversely impact the Shanghai Stock Exchange Composite Index in April 2017. Meanwhile, several previously underperforming economies — particularly Brazil, Argentina, Russia, Turkey and South Africa — showed signs of improvement toward the end of the reporting period.

Commodities prices showed signs of stabilization during the reporting period and global oil prices reached 15-month highs in October 2016. Oil prices were further bolstered by the December 2016 decision of the Organization of Petroleum Exporting Countries’ to curb production. However, by the end of the reporting period, overproduction pushed global oil prices lower.

For the six month ended April 30, 2017, the MSCI World Index (net of foreign withholding taxes) returned 12.12% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 8.88%.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	10.14%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	9.43%

Net Assets as of 4/30/2017 (In Thousands)	$19,512

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the information technology sector and its underweight position in the telecommunications services sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the financials and energy sectors was a leading detractor from relative performance.

By region, the Fund’s security selection and overweight positon in China contributed to relative performance, while the Fund’s security selection in Hong Kong and Taiwan detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in AAC Technologies Holdings Inc. and Largan Precision Co., and its underweight position in China Mobile Ltd. Shares of AAC Technologies, a Chinese maker of smartphone components, rose on earnings growth and strong demand for its products. Shares of Largan Precision, a Taiwanese maker of optical components used in mobile devices, rose on investor expectations that the company would benefit from Apple Inc.’s iPhone 7 upgrade. Shares of China Mobile, a provider of telecommunications services that was not held by the Fund, fell amid a decline in demand for its mobile services.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bank of China Ltd., CNOOC Ltd. and China Resources Phoenix Healthcare Holdings Co. Shares of Bank of China, a banking and financial services company, fell on weak earnings among China’s large banks. Shares of CNOOC, China’s national petroleum company, fell amid a decline in global oil prices at the end of the reporting period. Shares of China Resources, a hospital management and supply company, fell amid a re-organization of company management.

HOW WAS THE FUND POSITIONED?

The Fund targets quality and growth in securities and its portfolio managers seek to invest in high-conviction investment ideas that they believe have attractive prospects. The portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. During the period, the portfolio managers sought to invest in opportunities in the consumer, health care, technology, Internet and environmental sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	10.0%
2.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	8.2
3.	Alibaba Group Holding Ltd., ADR (China)	7.5
4.	AIA Group Ltd. (Hong Kong)	4.7
5.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.0
6.	Bank of China Ltd., Class H (China)	3.5
7.	JD.com, Inc., ADR (China)	3.1
8.	Largan Precision Co. Ltd. (Taiwan)	3.1
9.	AAC Technologies Holdings, Inc. (China)	2.8
10.	China Merchants Bank Co. Ltd., Class H (China)	2.8

PORTFOLIO COMPOSITION BY COUNTRY***
China	64.7%
Taiwan	18.7
Hong Kong	14.6
Macau	1.2
Others (each less than 1.0%)	0.8

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2007
With Sales Charge**		4.27%	16.97%	6.03%	4.43%
Without Sales Charge		10.02	23.43	7.17	5.00
CLASS C SHARES	February 28, 2007
With CDSC***		8.79	21.80	6.63	4.48
Without CDSC		9.79	22.80	6.63	4.48
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2007	10.14	23.64	7.43	5.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	15.52%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	14.52%

Net Assets as of 4/30/2017 (In Thousands)	$873,463

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in STMicroelectronics NV, Actelion Ltd. and Glencore PLC. Shares of STMicroelectronics, a maker of semiconductors, rose on investor expectations for growth in sales and earnings. Shares of Actelion, a drug maker, rose ahead of its acquisition by Johnson & Johnson. Shares of Glencore, a mining company, rose amid a rebound in commodities prices in the latter part of the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in ArcelorMittal SA, Marine Harvest ASA and Leroy Seafood Group ASA. Shares of ArcelorMittal, a steelmaker, fell after the company warned of weakness in steel prices. Shares of Marine Harvest, a provider of farm-raised salmon and processed seafood products, fell as investor expectations for higher salmon prices receded. Shares of Leroy Seafood Group, a seafood products company not held in the Benchmark, fell after the company reported a drop in harvest volume and higher costs for feed and environmental compliance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics.

Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanofi (France)	3.4%
2.	Siemens AG (Registered) (Germany)	3.2
3.	Allianz SE (Registered) (Germany)	2.9
4.	Kering (France)	2.8
5.	TOTAL SA (France)	2.6
6.	ING Groep NV (Netherlands)	2.4
7.	KBC Group NV (Belgium)	2.3
8.	Volvo AB, Class B (Sweden)	2.2
9.	Lloyds Banking Group plc (United Kingdom)	2.2
10.	adidas AG (Germany)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	18.6%
France	16.3
Germany	15.1
Switzerland	9.3
Spain	8.1
Sweden	5.2
Italy	4.6
Finland	3.7
Netherlands	3.5
Denmark	2.5
Belgium	2.3
Luxembourg	2.1
Ireland	1.5
South Africa	1.4
Norway	1.3
Austria	1.2
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		9.43%	6.53%	7.82%	0.70%
Without Sales Charge		15.52	12.44	8.99	1.24
CLASS C SHARES	November 1, 1998
With CDSC***		14.23	10.90	8.44	0.74
Without CDSC		15.23	11.90	8.44	0.74
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	15.68	12.81	9.30	1.52
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 10, 2001	15.79	13.04	9.52	1.73

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.89%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	1.04%

Net Assets as of 4/30/2017 (In Thousands)	$46,833

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s security selection in the consumer discretionary sector and its security selection and overweight position in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight position and security selection in the materials sector and its underweight position in the telecommunication services sector were leading detractors from relative performance.

By region, the Fund’s security selection in Brazil and overweight position in Argentina, which was not held in the Benchmark, were leading contributors to relative performance, while the Fund’s security selection in Mexico and its underweight position in Chile were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Fleury SA and Pampa Energia SA and its underweight position in BRF SA. Shares of Fleury, a Brazilian provider of medical diagnostics that was not held in the Benchmark, rose on sales and margins growth. Shares of Pampa Energia, an Argentine electricity provider not held in the Benchmark, rose on better-than-expected earnings. Shares of BRF, a Brazilian food processing company, fell after the company reported lower-than-expected sales and earnings following an investigation related to tainted meat.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Vale SA and America Movil SAB and its overweight position in Globant SA. Shares of Vale, a Brazilian metals and mining company, rose on rising prices for global commodities. Shares of America Movil, a Mexican telecommunications provider, benefitted from investor demand for defensive sector stocks amid an uncertain environment for equities in Mexico. Shares of Globant, an Argentina-based provider of software applications, fell on lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a strategy in which portfolio construction was focused on the opportunities at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest average overweight positions versus the Benchmark were in the industrials and health care sectors and the Fund’s largest average underweight positions were in the telecommunication services and materials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding SA, ADR (Brazil)	5.0%
2.	Fleury SA (Brazil)	4.4
3.	Banco Bradesco SA, ADR (Brazil)	4.4
4.	Credicorp Ltd. (Peru)	3.4
5.	Lojas Renner SA (Brazil)	3.3
6.	Fomento Economico Mexicano SAB de CV, ADR (Mexico)	3.2
7.	Itausa - Investimentos Itau SA (Preference) (Brazil)	3.2
8.	Ambev SA, ADR (Brazil)	3.1
9.	Globant SA (United States)	3.0
10.	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Brazil)	2.8

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	57.2%
Mexico	26.4
United States	4.9
Peru	4.5
Argentina	3.9
Panama	1.6
Chile	1.0
Others (each less than 1.0%)	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2007
With Sales Charge**		(3.45)%	11.63%	(5.75)%	(0.64)%
Without Sales Charge		1.89	17.80	(4.73)	(0.10)
CLASS C SHARES	February 28, 2007
With CDSC***		0.69	16.28	(5.20)	(0.60)
Without CDSC		1.69	17.28	(5.20)	(0.60)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2007	2.06	18.17	(4.48)	0.15
CLASS R6 SHARES	November 2, 2015	2.19	18.45	(4.41)	0.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of the Class I Shares (formerly Select Class Shares). The actual return of Class R6 Shares would have been different than those shown because Class I Shares (formerly Select Class Shares) have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from April 30, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 104.9%
	China — 66.1%
41	AAC Technologies Holdings, Inc.	601
14	Alibaba Group Holding Ltd., ADR (a)	1,615
354	Aluminum Corp. of China Ltd., Class H (a)	174
1,534	Bank of China Ltd., Class H	742
182	Brilliance China Automotive Holdings Ltd.	305
790	CGN Power Co. Ltd., Class H (e)	238
91	China Conch Venture Holdings Ltd.	180
195	China Everbright International Ltd.	263
99	China Medical System Holdings Ltd.	171
230	China Merchants Bank Co. Ltd., Class H	596
98	China Resources Gas Group Ltd.	330
78	China Resources Land Ltd.	216
78	China Resources Phoenix Healthcare Holdings Co. Ltd. (a)	100
140	China State Construction International Holdings Ltd.	254
84	China Taiping Insurance Holdings Co. Ltd. (a)	208
440	CNOOC Ltd.	513
198	CSPC Pharmaceutical Group Ltd.	275
8	Ctrip.com International Ltd., ADR (a)	385
17	Dong-E-E-Jiao Co. Ltd., Class A	165
7	Hangzhou Robam Appliances Co. Ltd., Class A	56
16	Han’s Laser Technology Industry Group Co. Ltd., Class A	67
19	JD.com, Inc., ADR (a)	676
32	Jiangsu Hengrui Medicine Co. Ltd., Class A	245
2	Kweichow Moutai Co. Ltd., Class A	108
233	Nexteer Automotive Group Ltd.	363
27	Ningbo Joyson Electronic Corp., Class A (a)	119
154	Ping An Insurance Group Co. of China Ltd., Class H	863
36	SAIC Motor Corp. Ltd., Class A	141
28	Shenzhen Sunway Communication Co. Ltd., Class A	143
10	Silergy Corp.	181
19	Spring Airlines Co. Ltd., Class A	88
35	Suofeiya Home Collection Co. Ltd., Class A	176
69	Tencent Holdings Ltd.	2,146
14	Vipshop Holdings Ltd., ADR (a)	188

		12,891

	Hong Kong — 16.0%
144	AIA Group Ltd.	1,000
36	Cafe de Coral Holdings Ltd.	117
61	Cheung Kong Property Holdings Ltd.	438

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
17	Hong Kong Exchanges & Clearing Ltd.	410
36	IMAX China Holding, Inc. (a) (e)	170
27	Orient Overseas International Ltd.	141
135	Regina Miracle International Holdings Ltd. (e)	105
62	Sands China Ltd.	281
203	Sino Biopharmaceutical Ltd.	167
341	WH Group Ltd. (e)	304

		3,133

	Macau — 1.3%
111	MGM China Holdings Ltd.	252

	Singapore — 0.9%
33	BOC Aviation Ltd. (e)	173

	Taiwan — 20.6%
180	Advanced Semiconductor Engineering, Inc.	226
315	China Life Insurance Co. Ltd.	293
16	Eclat Textile Co. Ltd.	175
4	Largan Precision Co. Ltd.	664
29	President Chain Store Corp.	253
5	Silicon Motion Technology Corp., ADR	237
50	Taiwan Paiho Ltd.	167
53	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,764
12	Tung Thih Electronic Co. Ltd.	82
356	Yuanta Financial Holding Co. Ltd.	152

		4,013

	Total Common Stocks (Cost $13,404)	20,462

Structured Instruments — 5.0%
	China — 5.0%
	Low Exercise Cash Settled Call Warrants — 5.0%
69	GoerTek, Inc., expiring 07/17/17 (Strike Price $1.00) (issued through UBS AG) (a)	174
53	Hangzhou Hikvision Digital Technology Co. Ltd., expiring 10/27/17 (Strike Price $0.00) (issued through UBS AG) (a)	279
28	Hangzhou Robam Appliances Co. Ltd., expiring 10/27/17 (Strike Price $0.00) (issued through UBS AG) (a)	222
38	Han’s Laser Technology Industry Group Co. Ltd., expiring 11/06/17 (Strike Price $0.00) (issued through Morgan Stanley) (a) (e)	160

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Structured Instruments — continued
	Low Exercise Cash Settled Call Warrants — continued
37	Luxshare Precision Industry Co. Ltd., expiring 06/26/17 (Strike Price $0.00) (issued through UBS AG) (a)	145

	Total Structured Instruments (Cost $747)	980

	Total Investments — 109.9% (Cost $14,151)	21,442
	Liabilities in Excess of Other Assets — (9.9)%	(1,930)

	NET ASSETS — 100.0%	$19,512

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Internet Software & Services	17.5%
Semiconductors & Semiconductor Equipment	11.2
Insurance	11.0
Capital Markets	7.2
Banks	6.3
Electronic Equipment, Instruments & Components	5.9
Internet & Direct Marketing Retail	5.8
Pharmaceuticals	4.8
Real Estate Management & Development	3.1
Hotels, Restaurants & Leisure	3.0
Auto Components	2.6
Oil, Gas & Consumable Fuels	2.4

INDUSTRY	PERCENTAGE
Textiles, Apparel & Luxury Goods	2.1%
Automobiles	2.1
Gas Utilities	1.5
Food Products	1.4
Commercial Services & Supplies	1.2
Construction & Engineering	1.2
Food & Staples Retailing	1.2
Machinery	1.2
Independent Power & Renewable Electricity Producers	1.1
Household Durables	1.1
Others (each less than 1.0%)	5.1

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.2%
	Austria — 1.2%
157	ams AG	10,111

	Belgium — 2.3%
274	KBC Group NV	19,821

	Denmark — 2.5%
248	Danske Bank A/S	9,034
147	Vestas Wind Systems A/S	12,635

		21,669

	Finland — 3.6%
294	Metso OYJ	10,519
614	Outokumpu OYJ	5,880
355	Stora Enso OYJ, Class R	4,209
427	UPM-Kymmene OYJ	11,244

		31,852

	France — 16.1%
548	AXA SA	14,626
731	Engie SA	10,311
79	Kering	24,521
76	Renault SA	7,097
306	Sanofi	28,930
200	Societe Generale SA	10,967
65	Sodexo SA	8,273
444	TOTAL SA	22,805
149	Vinci SA	12,722

		140,252

	Germany — 14.9%
87	adidas AG	17,406
130	Allianz SE (Registered)	24,821
243	Deutsche Wohnen AG	8,304
405	Evonik Industries AG	13,508
63	Hannover Rueck SE	7,519
48	HOCHTIEF AG	8,566
577	Infineon Technologies AG	11,929
142	LANXESS AG	10,227
194	Siemens AG (Registered)	27,788

		130,068

	Ireland — 1.4%
474	Smurfit Kappa Group plc	12,686

	Italy — 4.5%
1,638	Enav SpA (a) (e)	6,707
218	Ferrari NV	16,414
476	Moncler SpA	11,735
164	Prysmian SpA	4,730

		39,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 2.1%
174	APERAM SA	8,744
1,181	ArcelorMittal (a)	9,283

		18,027

	Netherlands — 3.4%
1,286	ING Groep NV	20,955
153	Randstad Holding NV	9,144

		30,099

	Norway — 1.2%
436	Marine Harvest ASA (a)	7,246
641	Norsk Hydro ASA	3,652

		10,898

	South Africa — 1.4%
474	Mondi plc	12,251

	Spain — 8.0%
317	ACS Actividades de Construccion y Servicios SA	11,730
69	Aena SA (e)	12,164
2,293	Banco Santander SA	14,944
465	Endesa SA	10,947
686	Gamesa Corp. Tecnologica SA	14,805
456	Telefonica SA	5,048

		69,638

	Sweden — 5.2%
563	Electrolux AB, Series B	16,722
749	Nordea Bank AB	9,216
1,185	Volvo AB, Class B	19,357

		45,295

	Switzerland — 9.1%
178	Adecco Group AG (Registered)	13,248
15	Galenica Sante Ltd. (a) (e)	671
2,765	Glencore plc (a)	10,868
460	Logitech International SA (Registered)	15,375
162	Nestle SA (Registered)	12,493
493	STMicroelectronics NV	7,907
35	Swiss Life Holding AG (Registered) (a)	11,463
462	UBS Group AG (Registered) (a)	7,888

		79,913

	United Kingdom — 18.3%
393	Ashtead Group plc	8,293
1,599	Aviva plc	10,871
188	British American Tobacco plc	12,679
215	Dialog Semiconductor plc (a)	10,075
2,854	GKN plc	13,265

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
199	InterContinental Hotels Group plc	10,547
1,282	International Consolidated Airlines Group SA	9,289
21,490	Lloyds Banking Group plc	19,310
1,931	Melrose Industries plc	5,914
438	Persimmon plc	13,222
315	Rio Tinto plc	12,421
985	Tate & Lyle plc	9,658
3,789	Taylor Wimpey plc	9,816
279	Unilever NV, CVA	14,614

		159,974

	Total Common Stocks (Cost $754,683)	832,140

Short-Term Investment — 3.3%
	Investment Company — 3.3%
28,641	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $28,641)	28,641

	Total Investments — 98.5% (Cost $783,324)	860,781
	Other Assets in Excess of Liabilities — 1.5%	12,682

	NET ASSETS — 100.0%	$873,463

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.1%
Insurance	8.1
Textiles, Apparel & Luxury Goods	6.2
Metals & Mining	5.9
Semiconductors & Semiconductor Equipment	4.6
Household Durables	4.6
Electrical Equipment	4.4
Construction & Engineering	3.8
Machinery	3.5
Pharmaceuticals	3.4
Food Products	3.4
Industrial Conglomerates	3.2
Paper & Forest Products	3.2
Chemicals	2.8
Automobiles	2.7
Oil, Gas & Consumable Fuels	2.7
Professional Services	2.6
Transportation Infrastructure	2.2
Hotels, Restaurants & Leisure	2.2
Technology Hardware, Storage & Peripherals	1.8
Personal Products	1.7
Auto Components	1.5
Containers & Packaging	1.5
Tobacco	1.5
Electric Utilities	1.3
Multi-Utilities	1.2
Airlines	1.1
Real Estate Management & Development	1.0
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	1.5
Short-Term Investment	3.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
387	Euro STOXX 50 Index	06/16/17	EUR	$14,790	$260
77	FTSE 100 Index	06/16/17	GBP	7,145	(61)

					$199

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.5%
	Argentina — 3.8%
3	MercadoLibre, Inc.	706
20	Pampa Energia SA, ADR (a)	1,096

		1,802

	Brazil — 52.2%
45	AES Tiete SA	192
251	Ambev SA, ADR	1,436
26	Arezzo Industria e Comercio SA	272
193	Banco Bradesco SA, ADR (a)	2,036
90	BB Seguridade Participacoes SA	841
218	BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros (a)	1,303
20	BRF SA (a)	250
197	CCR SA	1,093
44	Cia de Saneamento Basico do Estado de Sao Paulo (a)	405
5	CVC Brasil Operadora e Agencia de Viagens SA	50
80	Engie Brasil Energia SA	861
122	Fleury SA	2,045
77	Gerdau SA, ADR	234
47	Iguatemi Empresa de Shopping Centers SA	493
121	Iochpe Maxion SA	630
190	Itau Unibanco Holding SA, ADR	2,332
9	Itausa — Investimentos Itau SA (a)	29
207	Kroton Educacional SA	980
69	Linx SA	389
55	Localiza Rent a Car SA	814
167	Lojas Renner SA	1,549
43	M Dias Branco SA (a)	666
16	Ouro Fino Saude Animal Participacoes SA	123
127	Petroleo Brasileiro SA, ADR (a)	1,111
49	Raia Drogasil SA (a)	1,042
24	Smiles SA	523
37	Transmissora Alianca de Energia Eletrica SA	273
30	Ultrapar Participacoes SA	678
60	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	430
201	WEG SA	1,122
21	Wilson Sons Ltd., BDR	247

		24,449

	Chile — 1.0%
56	SACI Falabella	448

	Luxembourg — 0.5%
10	Ternium SA, ADR	253

	Mexico — 26.1%
254	Alfa SAB de CV, Class A	350
58	Alsea SAB de CV	208

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — continued
169	Becle SAB de CV (a)	283
188	Bolsa Mexicana de Valores SAB de CV (a)	328
293	Corp. Inmobiliaria Vesta SAB de CV	412
17	Fomento Economico Mexicano SAB de CV, ADR	1,490
497	Gentera SAB de CV	833
53	Gruma SAB de CV, Class B	710
83	Grupo Aeroportuario del Centro Norte SAB de CV (a)	459
106	Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,088
6	Grupo Aeroportuario del Sureste SAB de CV, ADR	1,193
169	Grupo Financiero Banorte SAB de CV, Class O	979
147	Infraestructura Energetica Nova SAB de CV	687
389	Kimberly-Clark de Mexico SAB de CV, Class A	830
396	Mexichem SAB de CV	1,083
100	Organizacion Soriana SAB de CV, Class B (a)	229
297	Qualitas Controladora SAB de CV	486
212	Unifin Financiera SAB de CV SOFOM ENR	555

		12,203

	Panama — 1.6%
6	Copa Holdings SA, Class A	740

	Peru — 4.5%
10	Credicorp Ltd.	1,592
15	Intercorp Financial Services, Inc.	495

		2,087

	United States — 4.8%
17	FirstCash, Inc.	871
37	Globant SA (a)	1,393

		2,264

	Total Common Stocks (Cost $38,021)	44,246

Preferred Stocks — 4.3%
	Brazil — 4.3%
12	Cia Paranaense de Energia (Preference)	113
475	Itausa — Investimentos Itau SA (Preference)	1,472
107	Suzano Papel e Celulose SA (Preference), Class A	449

		2,034

	Total Preferred Stocks (Cost $2,047)	2,034

	Total Investments — 98.8% (Cost $40,068)	46,280
	Other Assets in Excess of Liabilities — 1.2%	553

	NET ASSETS — 100.0%	$46,833

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	19.3%
Transportation Infrastructure	8.8
Beverages	6.9
Consumer Finance	4.9
Health Care Providers & Services	4.4
Multiline Retail	4.3
Oil, Gas & Consumable Fuels	3.9
Software	3.9
Machinery	3.8
Capital Markets	3.5
Food Products	3.5
Electric Utilities	3.2
Insurance	2.9
Food & Staples Retailing	2.7
Chemicals	2.3
Independent Power & Renewable Electricity Producers	2.3
Diversified Consumer Services	2.1
Real Estate Management & Development	2.0
Household Products	1.8
Road & Rail	1.8
Airlines	1.6
Internet Software & Services	1.5
Gas Utilities	1.5
Media	1.1
Metals & Mining	1.0
Paper & Forest Products	1.0
Others (each less than 1.0%)	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CVA	— Dutch Certification
EUR	— Euro
FTSE	— Financial Times Stock Exchange
GBP	— British Pound

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	— The rate shown is the current yield as of April 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	China Region Fund		Intrepid European Fund	Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$21,442		$832,140	$46,280
Investments in affiliates, at value	—		28,641	—

Total investment securities, at value	21,442		860,781	46,280
Cash	71		100	297
Foreign currency, at value	103		312	11
Deposits at broker for futures contracts	—		825	—
Receivables:
Due from custodian	—		1,605	—
Investment securities sold	161		15,018	186
Fund shares sold	10		958	10
Dividends from non-affiliates	6		2,846	121
Dividends from affiliates	—		24	—	(a)
Tax reclaims	—		2,646	—
Due from adviser	30		—	—
Other assets	2		—	15

Total Assets	21,825		885,115	46,920

LIABILITIES:
Payables:
Investment securities purchased	134		10,304	—
Fund shares redeemed	2,094		501	10
Variation margin on futures contracts	—		31	—
Accrued liabilities:
Investment advisory fees	—		426	2
Administration fees	—		54	—
Distribution fees	2		58	3
Service fees	—	(a)	107	3
Custodian and accounting fees	22		15	7
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Audit fees	48		36	49
Printing and mailing cost	12		40	6
Other	1		80	7

Total Liabilities	2,313		11,652	87

Net Assets	$19,512		$873,463	$46,833

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

	China Region Fund	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$11,981	$996,596	$84,346
Accumulated undistributed (distributions in excess of) net investment income	(139)	6,482	143
Accumulated net realized gains (losses)	379	(207,167)	(43,869)
Net unrealized appreciation (depreciation)	7,291	77,552	6,213

Total Net Assets	$19,512	$873,463	$46,833

Net Assets:
Class A	$3,922	$149,937	$10,185
Class C	1,868	46,939	1,849
Class I (formerly Select Class)	13,722	147,976	6,641
Class L (formerly Institutional Class)	—	528,611	—
Class R6	—	—	28,158

Total	$19,512	$873,463	$46,833

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	230	6,031	705
Class C	114	2,122	131
Class I (formerly Select Class)	779	5,839	451
Class L (formerly Institutional Class)	—	20,686	—
Class R6	—	—	1,947

Net Asset Value (a):
Class A — Redemption price per share	$17.02	$24.86	$14.44
Class C — Offering price per share (b)	16.40	22.12	14.12
Class I (formerly Select Class) — Offering and redemption price per share	17.61	25.34	14.73
Class L (formerly Institutional Class) — Offering and redemption price per share	—	25.55	—
Class R6 — Offering and redemption price per share	—	—	14.46
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.96	$26.24	$15.24

Cost of investments in non-affiliates	$14,151	$754,683	$40,068
Cost of investments in affiliates	—	28,641	—
Cost of foreign currency	103	312	11

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	17

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

	China Region Fund		Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$1	$—
Interest income from affiliates	—	(a)	1	—
Dividend income from non-affiliates	18		11,671	850
Dividend income from affiliates	—		63	1
Foreign taxes withheld	—	(a)	(1,034)	(4)

Total investment income	18		10,702	847

EXPENSES:
Investment advisory fees	103		2,492	269
Administration fees	8		314	22
Distribution fees:
Class A	5		189	13
Class C	7		172	7
Service fees:
Class A	5		189	13
Class C	2		57	3
Class I (formerly Select Class)	19		167	18
Class L (formerly Institutional Class)	—		218	—
Custodian and accounting fees	61		84	52
Interest expense to affiliates	—	(a)	4	3
Professional fees	34		71	34
Trustees’ and Chief Compliance Officer’s fees	13		14	12
Printing and mailing costs	—	(a)	39	8
Registration and filing fees	19		34	22
Transfer agency fees (See Note 2.G.)	3		26	3
Sub-transfer agency fees (See Note 2.G.)	3		138	14
Other	3		11	3

Total expenses	285		4,219	496

Less fees waived	(109)		(18)	(158)
Less expense reimbursements	(30)		—	—

Net expenses	146		4,201	338

Net investment income (loss)	(128)		6,501	509

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,072		35,780	(358)
Futures	—		1,328	—
Foreign currency transactions	(1)		(599)	22

Net realized gain (loss)	1,071		36,509	(336)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	932		72,585	(3,069)
Futures	—		194	—
Foreign currency translations	—	(a)	85	(1)

Change in net unrealized appreciation/depreciation	932		72,864	(3,070)

Net realized/unrealized gains (losses)	2,003		109,373	(3,406)

Change in net assets resulting from operations	$1,875		$115,874	$(2,897)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	China Region Fund		Intrepid European Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(128)	$107	$6,501	$18,013
Net realized gain (loss)	1,071	2,147	36,509	(96,679)
Change in net unrealized appreciation/depreciation	932	(2,002)	72,864	(18,236)

Change in net assets resulting from operations	1,875	252	115,874	(96,902)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18)	(422)	(2,962)	(2,758)
From net realized gains	(333)	—	—	—
Class C
From net investment income	—	(206)	(764)	(733)
From net realized gains	(153)	—	—	—
Class I (formerly Select Class)
From net investment income	(97)	(1,223)	(2,896)	(3,259)
From net realized gains	(1,119)	—	—	—
Class L (formerly Institutional Class)
From net investment income	—	—	(10,351)	(8,098)

Total distributions to shareholders	(1,720)	(1,851)	(16,973)	(14,848)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,756)	(10,477)	(7,825)	(174,875)

NET ASSETS:
Change in net assets	(3,601)	(12,076)	91,076	(286,625)
Beginning of period	23,113	35,189	782,387	1,069,012

End of period	$19,512	$23,113	$873,463	$782,387

Accumulated undistributed (distributions in excess of) net investment income	$(139)	$104	$6,482	$16,954

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$509	$1,121
Net realized gain (loss)	(336)	(2,580)
Change in net unrealized appreciation/depreciation	(3,070)	22,434

Change in net assets resulting from operations	(2,897)	20,975

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(169)	(111)
Class C
From net investment income	(26)	(24)
Class I (formerly Select Class)
From net investment income	(539)	(9)
Class R6 (a)
From net investment income	(640)	(804)

Total distributions to shareholders	(1,374)	(948)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(28,352)	(4,641)

NET ASSETS:
Change in net assets	(32,623)	15,386
Beginning of period	79,456	64,070

End of period	$46,833	$79,456

Accumulated undistributed (distributions in excess of) net investment income	$143	$1,008

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

	China Region Fund		Intrepid European Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$369	$550	$11,829	$62,580
Distributions reinvested	347	418	2,847	2,662
Cost of shares redeemed	(1,478)	(1,591)	(46,301)	(97,769)

Change in net assets resulting from Class A capital transactions	$(762)	$(623)	$(31,625)	$(32,527)

Class C
Proceeds from shares issued	$174	$324	$3,652	$9,072
Distributions reinvested	110	155	683	641
Cost of shares redeemed	(458)	(861)	(13,284)	(26,738)

Change in net assets resulting from Class C capital transactions	$(174)	$(382)	$(8,949)	$(17,025)

Class I (formerly Select Class)
Proceeds from shares issued	$1,216	$1,403	$32,104	$72,289
Distributions reinvested	175	217	1,243	1,756
Cost of shares redeemed	(4,211)	(11,092)	(47,116)	(481,537)

Change in net assets resulting from Class I capital transactions	$(2,820)	$(9,472)	$(13,769)	$(407,492)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$80,365	$371,399
Distributions reinvested	—	—	9,412	6,847
Cost of shares redeemed	—	—	(43,259)	(96,077)

Change in net assets resulting from Class L capital transactions	$—	$—	$46,518	$282,169

Total change in net assets resulting from capital transactions	$(3,756)	$(10,477)	$(7,825)	$(174,875)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	China Region Fund		Intrepid European Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	22	35	517	2,755
Reinvested	24	26	130	115
Redeemed	(95)	(100)	(2,035)	(4,445)

Change in Class A Shares	(49)	(39)	(1,388)	(1,575)

Class C
Issued	11	21	176	449
Reinvested	8	10	35	31
Redeemed	(31)	(57)	(659)	(1,362)

Change in Class C Shares	(12)	(26)	(448)	(882)

Class I (formerly Select Class)
Issued	78	86	1,364	3,181
Reinvested	11	13	56	74
Redeemed	(250)	(666)	(2,065)	(20,109)

Change in Class I Shares	(161)	(567)	(645)	(16,854)

Class L (formerly Institutional Class)
Issued	—	—	3,351	14,948
Reinvested	—	—	421	288
Redeemed	—	—	(1,859)	(4,219)

Change in Class L Shares	—	—	1,913	11,017

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

	Latin America Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,771	$3,759
Distributions reinvested	159	105
Cost of shares redeemed	(3,497)	(6,671)

Change in net assets resulting from Class A capital transactions	$(1,567)	$(2,807)

Class C
Proceeds from shares issued	$179	$643
Distributions reinvested	25	24
Cost of shares redeemed	(940)	(664)

Change in net assets resulting from Class C capital transactions	$(736)	$3

Class I (formerly Select Class)
Proceeds from shares issued	$2,524	$25,228
Distributions reinvested	528	9
Cost of shares redeemed	(26,248)	(48,971)

Change in net assets resulting from Class I capital transactions	$(23,196)	$(23,734)

Class R6 (a)
Proceeds from shares issued	$6,212	$43,650
Distributions reinvested	640	804
Cost of shares redeemed	(9,705)	(22,557)

Change in net assets resulting from Class R6 capital transactions	$(2,853)	$21,897

Total change in net assets resulting from capital transactions	$(28,352)	$(4,641)

SHARE TRANSACTIONS:
Class A
Issued	133	317
Reinvested	13	10
Redeemed	(264)	(569)

Change in Class A Shares	(118)	(242)

Class C
Issued	14	58
Reinvested	2	2
Redeemed	(77)	(58)

Change in Class C Shares	(61)	2

Class I (formerly Select Class)
Issued	188	2,048
Reinvested	43	1
Redeemed	(2,065)	(4,143)

Change in Class I Shares	(1,834)	(2,094)

Class R6 (a)
Issued	464	3,690
Reinvested	53	77
Redeemed	(721)	(1,616)

Change in Class R6 Shares	(204)	2,151

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
China Region Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$16.85	$(0.11)		$1.59	$1.48	$(0.06)	$(1.25)	$(1.31)
Year Ended October 31, 2016	17.73	0.06		0.44	0.50	(1.38)	—	(1.38)
Year Ended October 31, 2015	22.02	0.25	(f)	(0.57)	(0.32)	(0.08)	(3.89)	(3.97)
Year Ended October 31, 2014	20.62	0.09	(g)	1.37	1.46	(0.06)	—	(0.06)
Year Ended October 31, 2013	17.73	0.08		2.81	2.89	—	—	—
Year Ended October 31, 2012	16.64	0.10		1.13	1.23	(0.14)	—	(0.14)

Class C
Six Months Ended April 30, 2017 (Unaudited)	16.26	(0.14)		1.53	1.39	—	(1.25)	(1.25)
Year Ended October 31, 2016	17.20	(0.03)		0.43	0.40	(1.34)	—	(1.34)
Year Ended October 31, 2015	21.50	0.08	(f)	(0.48)	(0.40)	(0.01)	(3.89)	(3.90)
Year Ended October 31, 2014	20.18	0.03	(g)	1.29	1.32	—	—	—
Year Ended October 31, 2013	17.43	0.01		2.74	2.75	—	—	—
Year Ended October 31, 2012	16.31	—	(h)	1.13	1.13	(0.01)	—	(0.01)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	17.41	(0.09)		1.64	1.55	(0.10)	(1.25)	(1.35)
Year Ended October 31, 2016	17.87	0.09		0.48	0.57	(1.03)	—	(1.03)
Year Ended October 31, 2015	22.17	0.16	(f)	(0.43)	(0.27)	(0.14)	(3.89)	(4.03)
Year Ended October 31, 2014	20.75	0.09	(g)	1.44	1.53	(0.11)	—	(0.11)
Year Ended October 31, 2013	17.84	0.22		2.74	2.96	(0.05)	—	(0.05)
Year Ended October 31, 2012	16.75	0.12		1.15	1.27	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Class I Shares, respectively.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.02	10.02%	$3,922	1.55%	(1.38)%		2.99%	27%
16.85	3.29	4,697	1.55	0.38		2.65	61
17.73	(2.04)	5,651	1.75	1.15	(f)	2.10	176
22.02	7.12	4,237	1.85	0.42	(g)	2.02	72
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85

16.40	9.72	1,868	2.05	(1.87)		3.47	27
16.26	2.76	2,044	2.05	(0.22)		3.11	61
17.20	(2.49)	2,610	2.24	0.37	(f)	2.62	176
21.50	6.54	1,857	2.35	0.15	(g)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85

17.61	10.14	13,722	1.30	(1.13)		2.63	27
17.41	3.51	16,372	1.30	0.53		2.27	61
17.87	(1.81)	26,928	1.56	0.69	(f)	1.69	176
22.17	7.39	332,071	1.60	0.43	(g)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid European Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$21.94	$0.14		$3.20	$3.34	$(0.42)
Year Ended October 31, 2016	24.41	0.37		(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36		0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66		(0.90)	(0.24)	(0.01)
Year Ended October 31, 2013	17.89	0.27		6.87	7.14	(0.24)
Year Ended October 31, 2012	16.98	0.26	(f)	1.19	1.45	(0.54)

Class C
Six Months Ended April 30, 2017 (Unaudited)	19.52	0.08		2.85	2.93	(0.33)
Year Ended October 31, 2016	21.77	0.23		(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21		0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47		(0.79)	(0.32)	(0.01)
Year Ended October 31, 2013	16.11	0.18		6.16	6.34	(0.13)
Year Ended October 31, 2012	15.33	0.22	(f)	1.01	1.23	(0.45)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	22.37	0.20		3.25	3.45	(0.48)
Year Ended October 31, 2016	24.83	0.44		(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45		0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71		(0.88)	(0.17)	(0.06)
Year Ended October 31, 2013	18.15	0.22		7.07	7.29	(0.26)
Year Ended October 31, 2012	17.24	0.38	(f)	1.12	1.50	(0.59)

Class L (formerly Institutional Class)
Six Months Ended April 30, 2017 (Unaudited)	22.61	0.22		3.27	3.49	(0.55)
Year Ended October 31, 2016	25.13	0.49		(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54		0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79		(0.93)	(0.14)	(0.09)
Year Ended October 31, 2013	18.35	0.22		7.20	7.42	(0.31)
Year Ended October 31, 2012	17.42	0.40	(f)	1.17	1.57	(0.64)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.37 and $0.39 for Class A, Class C, Class I and Class L Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.39%, 2.20% and 2.28% for Class A, Class C, Class I and Class L Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.86	15.52%	$149,937	1.41%	1.26%		1.41%	104%
21.94	(8.98)	162,767	1.42	1.66		1.43	142
24.41	2.86	219,548	1.41	1.48		1.41	167
24.54	(0.95)	192,865	1.30	2.55		1.31	197
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(f)	1.74	297

22.12	15.23	46,939	1.90	0.81		1.91	104
19.52	(9.42)	50,152	1.91	1.16		1.92	142
21.77	2.37	75,145	1.91	0.98		1.91	167
21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(f)	2.26	297

25.34	15.73	147,976	1.09	1.72		1.09	104
22.37	(8.73)	145,080	1.10	1.95		1.10	142
24.83	3.22	579,389	1.07	1.81		1.07	167
24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(f)	1.51	297

25.55	15.79	528,611	0.90	1.93		0.91	104
22.61	(8.48)	424,388	0.90	2.16		0.90	142
25.13	3.36	194,930	0.90	2.16		0.91	167
25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(f)	1.35	297

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Latin America Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$14.43	$0.10	(f)	$0.14	$0.24	$(0.23)
Year Ended October 31, 2016	11.31	0.14		3.11	3.25	(0.13)
Year Ended October 31, 2015	17.43	0.14		(6.23)	(6.09)	(0.03)
Year Ended October 31, 2014	18.47	0.10		(1.02)	(0.92)	(0.12)
Year Ended October 31, 2013	18.46	0.10		(0.05)	0.05	(0.04)
Year Ended October 31, 2012	18.88	0.10		(0.49)	(0.39)	(0.03)

Class C
Six Months Ended April 30, 2017 (Unaudited)	14.07	0.08	(f)	0.13	0.21	(0.16)
Year Ended October 31, 2016	11.06	0.08		3.04	3.12	(0.11)
Year Ended October 31, 2015	17.11	0.06		(6.10)	(6.04)	(0.01)
Year Ended October 31, 2014	18.12	0.02		(1.00)	(0.98)	(0.03)
Year Ended October 31, 2013	18.21	0.01		(0.06)	(0.05)	(0.04)
Year Ended October 31, 2012	18.72	0.01		(0.49)	(0.48)	(0.03)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	14.74	0.13	(f)	0.13	0.26	(0.27)
Year Ended October 31, 2016	11.40	0.15		3.20	3.35	(0.01)
Year Ended October 31, 2015	17.58	0.17		(6.27)	(6.10)	(0.08)
Year Ended October 31, 2014	18.63	0.16		(1.04)	(0.88)	(0.17)
Year Ended October 31, 2013	18.59	0.15		(0.05)	0.10	(0.06)
Year Ended October 31, 2012	18.98	0.13		(0.48)	(0.35)	(0.04)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	14.50	0.13	(f)	0.13	0.26	(0.30)
November 2, 2015 (h) through October 31, 2016	11.46	0.21		3.05	3.26	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	The net expenses and expenses without waivers and reimbursements (excluding interest expense) for Class A are 1.55% and 2.28%, Class C are 2.05% and 2.74%, Class R5 are 1.30% and 1.85% and Class I are 1.05% and 1.60%, respectively, for the six months ended April 30, 2017.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$14.44	1.96%	$10,185	1.56	%(g)	1.49	%(f)	2.29	%(g)	31%
14.43	29.13	11,878	1.55		1.20		2.15		61
11.31	(34.97)	12,044	1.66		0.97		2.08		25
17.43	(4.98)	26,591	1.70		0.55		1.89		58
18.47	0.25	24,688	1.70		0.54		1.91		37
18.46	(2.04)	17,490	1.86		0.52		2.03		49

14.12	1.69	1,849	2.06	(g)	1.19	(f)	2.75	(g)	31
14.07	28.57	2,700	2.05		0.72		2.65		61
11.06	(35.30)	2,108	2.16		0.45		2.58		25
17.11	(5.42)	3,778	2.20		0.11		2.39		58
18.12	(0.30)	4,292	2.20		0.07		2.42		37
18.21	(2.54)	3,370	2.37		0.05		2.52		49

14.73	2.13	6,641	1.31	(g)	2.06	(f)	1.86	(g)	31
14.74	29.46	33,691	1.29		1.19		1.77		61
11.40	(34.80)	49,918	1.41		1.22		1.65		25
17.58	(4.72)	79,367	1.45		0.88		1.64		58
18.63	0.50	109,334	1.45		0.79		1.67		37
18.59	(1.85)	60,487	1.61		0.69		1.78		49

14.46	2.19	28,158	1.06	(g)	2.00	(f)	1.60	(g)	31
14.50	29.18	31,187	1.05		1.77		1.46		61

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
China Region Fund	Class A, Class C and Class I^	Non-Diversified
Intrepid European Fund	Class A, Class C, Class I^ and Class L^^	Diversified
Latin America Fund	Class A, Class C, Class I^ and Class R6	Diversified

^	Effective April 3, 2017, the Select Class was renamed Class I.
^^	Effective December 1, 2016, the Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objectives of the Funds are as follows:

The China Region Fund and Latin America Fund will seek long-term capital growth.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Effective April 14, 2017, Latin America Fund changed from operating as a non-diversified fund to operating as a diversified fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017) , distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017 Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

30	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable for inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$3,748	$9,143	$—	$12,891
Hong Kong	—	3,133	—	3,133
Macau	—	252	—	252
Singapore	27	146	—	173
Taiwan	2,001	2,012	—	4,013

Total Common Stocks	5,776	14,686	—	20,462

Structured Instruments
China	—	980	—	980

Total Investments in Securities	$5,776	$15,666	$—	$21,442

Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$10,111	$—	$10,111
Belgium	—	19,821	—	19,821
Denmark	—	21,669	—	21,669
Finland	—	31,852	—	31,852
France	—	140,252	—	140,252
Germany	—	130,068	—	130,068
Ireland	12,686	—	—	12,686
Italy	—	39,586	—	39,586
Luxembourg	—	18,027	—	18,027
Netherlands	—	30,099	—	30,099
Norway	—	10,898	—	10,898
South Africa	—	12,251	—	12,251
Spain	—	69,638	—	69,638
Sweden	—	45,295	—	45,295

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Intrepid European Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Switzerland	$671	$79,242	$—	$79,913
United Kingdom	5,914	154,060	—	159,974

Total Common Stocks	19,271	812,869	—	832,140

Short-Term Investment
Investment Company	28,641	—	—	28,641

Total Investments in Securities	47,912	812,869	—	860,781

Appreciation in Other Financial Instruments
Futures Contracts	$—	$260	$—	$260

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(61)	$—	$(61)

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,280	$—	$—	$46,280

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.

For China Region Fund, transfers from level 2 to level 1 in the amount of approximately $590,000 are due to the non-application of the fair value factors to certain securities during the period ended April 30, 2017.

For Intrepid European Fund, transfers from level 1 to level 2 in the amount of approximately $6,265,000 are due to applying the fair value factors to certain securities during the period ended April 30, 2017.

For Latin America Fund there were no transfers among any levels during the six months ended April 30, 2017.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — Intrepid European Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

32	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2017 (amounts in thousands):

Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$17,286
Ending Notional Balance Long	21,935

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Structured Instruments — China Region Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. If the Fund holds the structured instrument to maturity, the Fund will be entitled to receive payment from the instrument’s issuing entity based on the value of the reference asset with any necessary adjustments, and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates or other entities and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee which has been renamed as the Service Fee.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I		Class L	Class R6		Total
China Region Fund
Transfer agency fees	$1	$1	$1		n/a	n/a		$3
Sub-transfer agency fees	2	1	—	(a)	n/a	n/a		3
Intrepid European Fund
Transfer agency fees	15	3	6		$2	n/a		26
Sub-transfer agency fees	73	22	23		20	n/a		138
Latin America Fund
Transfer agency fees	1	1	1		n/a	$—	(a)	3
Sub-transfer agency fees	8	1	5		n/a	—		14

(a)	Amount rounds to less than 500.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2017, no liability for income tax is required on the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

China Region Fund	1.00%
Intrepid European Fund	0.65
Latin America Fund	1.00

The Adviser, on behalf of China Region Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For performing its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser. The fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets. The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective annual rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

34	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ( “JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L and Class R6 Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
China Region Fund	0.25%	0.75%
Intrepid European Fund	0.25	0.75
Latin America Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
China Region Fund	$—	(a)	$—
Intrepid European Fund	13		1
Latin America Fund	—	(a)	—

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
China Region Fund	0.25%	0.25%	0.25%	n/a
Intrepid European Fund	0.25	0.25	0.25	0.10%
Latin America Fund	0.25	0.25	0.25	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest expense paid to the custodian related to cash overdraft, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R6
China Region Fund	1.55%	2.05%	1.30%	n/a	n/a
Intrepid European Fund	1.50	2.00	1.25	1.00%	n/a
Latin America Fund	1.55	2.05	1.30	n/a	1.05%

The expense limitation agreements were in effect for the six months ended April 30, 2017 and are in place until at least February 28, 2017.

For the six months ended April 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
China Region Fund	$93	$8	$8	$109	$30
Latin America Fund	119	22	17	158	—

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2017 were as follows (amounts in thousands):

Intrepid European Fund	$18
Latin America Fund	—	(a)

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2017, the Latin America Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Latin America Fund	$—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
China Region Fund	$5,522	$9,383
Intrepid European Fund	774,721	801,538
Latin America Fund	17,231	47,283

During the six months ended April 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Region Fund	$14,151	$7,417	$126	$7,291
Intrepid European Fund	783,324	84,905	7,448	77,457
Latin America Fund	40,068	8,075	1,863	6,212

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

36	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

As of October 31, 2016, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short- Term	Long-Term
Intrepid European Fund	$129,417	$9,863
Latin America Fund	15,689	21,582

As of October 31, 2016, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2019	Total
Intrepid European Fund	$98,908	—	$98,908
Latin America Fund	2,277	3,482	5,759

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017. Average borrowings from the Facility for the six months ended April 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Latin America Fund	$7,598	0.94%	10	$2

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from Credit Facility at April 30, 2017, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

As of April 30, 2017, the Fund had omnibus accounts owning more than 10% of the Fund’s out-standing shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Unaffiliated Omnibus Accounts	% of the Fund
China Region Fund	1	48.1%	1	12.8%

The J.P. Morgan Investor Funds, which are affiliated and/or non-affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

J.P. Morgan Investor Funds
Intrepid European Fund	39.5%
Latin America Fund	60.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2017, the Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	Hong Kong	Mexico	Taiwan	United Kingdom
China Region Fund	—	64.7%	—	—	14.6%	—	18.7%	—
Intrepid European Fund	—	—	16.3%	15.1%	—	—	—	18.6%
Latin America Fund	57.2%	—	—	—	—	26.4%	—	—

As of April 30, 2017, substantially all of the Funds’ investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

The Funds invest in Preferred Securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

38	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
China Region Fund
Class A
Actual	$1,000.00	$1,100.20	$8.07	1.55%
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	1,097.20	10.66	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Class I (formerly Select Class)
Actual	1,000.00	1,101.40	6.77	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30

Intrepid European Fund
Class A
Actual	1,000.00	1,155.20	7.53	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class C
Actual	1,000.00	1,152.30	10.14	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class I (formerly Select Class)
Actual	1,000.00	1,157.30	5.83	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class L (formerly Institutional Class)
Actual	1,000.00	1,157.90	4.82	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Latin America Fund
Class A
Actual	1,000.00	1,019.60	7.81	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56

APRIL 30, 2017	J.P. MORGAN COUNTRY/REGION FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Latin America Fund (continued)
Class C
Actual	$1,000.00	$1,016.90	$10.30	2.06%
Hypothetical	1,000.00	1,014.58	10.29	2.06
Class I (formerly Select Class)
Actual	1,000.00	1,021.30	6.57	1.31
Hypothetical	1,000.00	1,018.30	6.56	1.31
Class R6
Actual	1,000.00	1,021.90	5.31	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-INTEQ-CO-417

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2017 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

Global financial markets generally provided positive returns for the six month reporting period as the world’s leading economies continued to grow in a more uniform fashion and investors sought returns in many developed and emerging markets.

During the final quarter of 2016 and into 2017, certain leading U.S. equity indexes hit multiple record highs amid solid corporate earnings and expectations that the Republican majorities in the U.S. Congress and President Trump’s administration would work to ease business regulations, reduce taxes and increase infrastructure spending.

In Europe, a pickup in corporate earnings and improvements in consumer sentiment also proved attractive to investors during the reporting period. Electoral defeats of anti-European Union (EU) politicians in Austria and the Netherlands also helped lift investor sentiment across the EU and other developed markets.

Emerging markets also saw investment inflows during the six month reporting period amid economic and financial market stability in China. Notably, the Chinese government’s efforts to curb excessive leverage in its financial markets appeared to adversely impact the Shanghai Stock Exchange Composite Index in April 2017. Meanwhile, several previously underperforming economies — particularly Brazil, Argentina, Russia, Turkey and South Africa showed signs of improvement toward the end of the reporting period.

The performance of fixed-income markets was mixed. High-yield bonds, also known as junk bonds, and U.S. Treasury bonds generally outperformed other debt securities during in the reporting period.

Commodities prices showed signs of stabilization during the reporting period and global oil prices reached 15-month highs in October 2016. Oil prices were further bolstered by the December 2016 decision by the Organization of Petroleum Exporting Countries to curb production. However, by the end of the reporting period, overproduction pushed global oil prices lower.

For the six months ended April 30, 2017, the MSCI Europe Australasia and Far East Index (net of foreign withholding taxes) returned 12.53%, while the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned -0.06%.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	13.93%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	12.53%

Net Assets as of 4/30/2017 (In Thousands)	$68,003

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities. The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depositary Receipts (ADRs).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2017.

By sector, the Fund’s overweight position and security selection in the technology-semiconductors sector and its underweight position in the telecommunications sector, where the Fund had no holdings, were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the technology-hardware and industrial cyclical sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to relative performance, while the Fund’s overweight position in Japan was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Bankia SA and Outokumpu Oyj and its underweight position in Toyota Motor Corp. Shares of Bankia, a Spanish financial services company, rose on better-than-expected earnings. Shares of Outokumpu, a Finnish maker of stainless steel, rose after the company reported a rebound in earnings and proposed to pay its first dividend since 2007. Shares of Toyota, a Japanese automaker not held by the Fund, fell amid a slowdown in U.S. auto sales and ongoing litigation related to faulty air bags.

Leading individual detractors from relative performance included the Fund’s overweight positions in Daikin Industries Ltd., Chartered Standard PLC and HeidelbergCement AG.

Shares of Daikin Industries, a maker of air conditioning systems that was not held in the Benchmark, fell after the company reported a decline in revenue. Shares of Standard Chartered, a U.K. bank, fell early in the reporting period after the company reported lower-than-expected earnings. Share of HeidelbergCement, a German building materials manufacturer, fell after the company abandoned its bid to acquire assets from rivals Holcim Ltd. and Lafarge SA.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value.

The Fund is offered as a component of the JPMorgan International Value SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Daimler AG (Registered) (Germany)	6.1%
2.	Bankia SA (Spain)	5.3
3.	Renault SA (France)	5.2
4.	Sumitomo Electric Industries Ltd. (Japan)	5.1
5.	Standard Chartered plc (United Kingdom)	4.7
6.	Mitsubishi Corp. (Japan)	4.7
7.	Daikin Industries Ltd. (Japan)	4.3
8.	Mabuchi Motor Co. Ltd. (Japan)	4.2
9.	Goodman Group (Australia)	4.2
10.	NGK Spark Plug Co. Ltd. (Japan)	4.2

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	42.5%
Germany	14.6
France	8.6
United Kingdom	7.1
Netherlands	6.4
Spain	5.3
Australia	4.2
South Korea	4.0
Austria	3.8
Finland	3.5

*	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
JPMorgan International Value SMA Fund	August 17, 2007	13.93%	17.84%	(0.03)%	4.82%	0.89%

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Index from August 17, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	1.11%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(0.06)%
Tax Aware Real Return Composite Benchmark**	1.28%

Net Assets as of 4/30/2017 (In Thousands)	$11,448

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares had a positive absolute return and outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Composite Benchmark for the six months ended April 30, 2017.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance and performance relative to the Benchmark. During the six month period, the two, five, ten and thirty year Bloomberg Barclays inflation swap indexes returned 0.37%, 1.31%, 2.23% and 4.58% respectively. Returns for inflation swaps were pulled higher by increased realized inflation. During the reporting period, the U.S. Consumer Price Index rose to 2.2% from 1.6%.

Amid rising interest rates during the reporting period, the Fund’s shorter duration profile in cash bonds contributed to both absolute performance and performance relative to the Benchmark. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s shorter duration profile in water & sewer bonds also contributed to both absolute and relative performance.

The Fund’s underweight position in industrial development revenue/pollution control revenue bonds and hospital sector bonds detracted from both absolute and relative performance. The Fund’s overweight allocation to AAA-rated bonds, which underperformed lower rated bonds, also detracted from absolute and relative performance.

The Fund was not fully hedged during the reporting period, which detracted from performance relative to the Composite Benchmark. The Fund’s overweight allocation to the short end of the yield curve, which underperformed other parts of the yield curve, also detracted from performance relative to the Composite Benchmark. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the Fund’s portfolio managers increased the hedge ratio to 94% from 90% in the face of volatility in inflation-linked securities.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

PORTFOLIO COMPOSITION****
Municipal Bonds	92.4%
Short-Term Investment	7.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF FUND	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
Tax Aware Real Return SMA Fund	May 31, 2007
Before Taxes		1.11%	2.03%	1.09%	0.88%	3.11%
After Taxes on Distributions		1.11	2.02	1.09	0.88	3.11
After Taxes on Distributions and Sale of Fund Shares		1.19	2.28	1.52	1.32	3.12

*	Not annualized.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax

Aware Real Return Composite Benchmark is determined by adding the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Australia — 4.0%
450	Goodman Group	2,735

	Austria — 3.7%
70	Erste Group Bank AG (a)	2,506

	Finland — 3.4%
238	Outokumpu OYJ	2,278

	France — 8.4%
329	Natixis SA	2,287
36	Renault SA	3,391

		5,678

	Germany — 14.1%
35	Brenntag AG	2,102
54	Daimler AG (Registered)	4,001
27	Deutsche Boerse AG	2,678
9	HeidelbergCement AG	815

		9,596

	Japan — 41.0%
29	Daikin Industries Ltd.	2,790
18	Dentsu, Inc.	1,010
80	DMG Mori Co. Ltd.	1,328
75	Japan Airlines Co. Ltd.	2,372
49	Mabuchi Motor Co. Ltd.	2,755
142	Mitsubishi Corp.	3,056
75	Mitsui Fudosan Co. Ltd.	1,639
126	NGK Spark Plug Co. Ltd.	2,728
49	Otsuka Corp.	2,609

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
20	Sompo Holdings, Inc.	771
207	Sumitomo Electric Industries Ltd.	3,374
43	Suzuki Motor Corp.	1,814
76	Yamato Holdings Co. Ltd.	1,651

		27,897

	Netherlands — 6.2%
72	ASR Nederland NV (a)	2,116
62	NN Group NV	2,072

		4,188

	South Korea — 3.8%
1	Samsung Electronics Co. Ltd.	2,605

	Spain — 5.1%
2,875	Bankia SA	3,490

	United Kingdom — 6.8%
207	Barratt Developments plc	1,551
330	Standard Chartered plc (a)	3,080

		4,631

	Total Investments — 96.5% (Cost $53,568)	65,604
	Other Assets in Excess of Liabilities — 3.5%	2,399

	NET ASSETS — 100.0%	$68,003

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.3%
Automobiles	14.0
Auto Components	9.3
Trading Companies & Distributors	7.9
Insurance	7.6
Building Products	4.2
Electrical Equipment	4.2
Equity Real Estate Investment Trusts (REITs)	4.2
Capital Markets	4.1
IT Services	4.0

INDUSTRY	PERCENTAGE
Technology Hardware, Storage & Peripherals	4.0%
Airlines	3.6
Metals & Mining	3.5
Air Freight & Logistics	2.5
Real Estate Management & Development	2.5
Household Durables	2.4
Machinery	2.0
Media	1.5
Construction Materials	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 90.9% (t)
	Arizona — 0.2%
	Water & Sewer — 0.2%
25	City of Phoenix Civic Improvement Corp., Wastewater System, Rev., NATL, 5.000%, 07/01/17	25

	California — 6.9%
	Education — 1.5%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	62
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	84
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	30

		176

	General Obligation — 2.2%
55	County of Los Angeles, GO, TRAN, 3.000%, 06/30/17	55
165	Tustin Unified School District, School Facilities Improvement District No. 2002-1, GO, 5.000%, 08/01/31	196

		251

	Utility — 3.2%
300	City of Los Angeles, Department of Water & Power, Power System, Series B, Rev., 5.000%, 07/01/29	364

	Total California	791

	Colorado — 0.2%
	Utility — 0.2%
25	Platte River Power Authority, Series II, Rev., 4.000%, 06/01/17	25

	Connecticut — 3.7%
	Water & Sewer — 3.7%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20	116
150	Series A, Rev., 6.000%, 08/15/21	180
100	Series A, Rev., 6.000%, 08/15/22	124

	Total Connecticut	420

	District of Columbia — 1.0%
	Water & Sewer — 1.0%
100	District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien, Series C, Rev., 5.000%, 10/01/24	116

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 8.2%
	General Obligation — 2.5%
250	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	285

	Utility — 5.0%
200	Florida Municipal Power Agency, Stanton Project, Rev., 5.250%, 10/01/18	212
300	Sarasota County, Florida Utility System, Series B, Rev., 5.000%, 10/01/25	367

		579

	Water & Sewer — 0.7%
75	City of Auburndale, Water & Sewer, Rev., AGC-ICC, AMBAC, 5.250%, 12/01/18	80

	Total Florida	944

	Georgia — 6.5%
	General Obligation — 3.2%
300	Dekalb County, Georgia Special Transportation, Parks and Greenspace and Libraries, GO, 5.000%, 12/01/26	369

	Water & Sewer — 3.3%
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	313
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	67

		380

	Total Georgia	749

	Illinois — 0.6%
	General Obligation — 0.6%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	64

	Indiana — 2.1%
	Certificate of Participation/Lease — 1.1%
115	Indiana University, Series A, COP, 4.000%, 06/01/18	119

	Education — 1.0%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	116

	Total Indiana	235

	Kansas — 0.5%
	Prerefunded — 0.5%
50	Sedgwick County Unified School District No. 259 Wichita, School Building, Series A, GO, 4.500%, 10/01/18 (p)	52

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Louisiana — 0.2%
	Water & Sewer — 0.2%
25	Tangipahoa Water District, Series A, Rev., AGM, 3.000%, 11/01/18	26

	Massachusetts — 4.9%
	Prerefunded — 0.6%
75	Massachusetts Development Finance Agency, College of Pharmacy and Allied Health Sciences, Series E, Rev., AGC, 5.000%, 07/01/17 (p)	76

	Transportation — 4.3%
	Massachusetts Bay Transportation Authority,
150	Series A, Rev., 5.250%, 07/01/27	187
250	Series B, Rev., 5.250%, 07/01/23	302

		489

	Total Massachusetts	565

	Nevada — 2.1%
	Water & Sewer — 2.1%
200	Truckee Meadows Water Authority, Rev., 5.000%, 07/01/31	237

	New Jersey — 1.3%
	Transportation — 1.3%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	86
60	Series A, Rev., 5.500%, 12/15/21	66

	Total New Jersey	152

	New Mexico — 8.5%
	Other Revenue — 3.7%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	387
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	30

		417

	Transportation — 4.8%
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.000%, 06/15/24	278
250	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	281

		559

	Total New Mexico	976

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — 9.5%
	Education — 0.8%
	New York State Dormitory Authority, The New School
30	Rev., 5.000%, 07/01/18	31
55	Series A, Rev., 5.000%, 07/01/17	56

		87

	General Obligation — 1.0%
	City of New York,
25	Sub Series E-1, GO, 5.375%, 10/15/18	27
10	Sub Series E-1, GO, 6.250%, 10/15/28	11
20	County of Tompkins, Public Improvement, Series A, GO, 4.000%, 03/01/21	22
50	Eastport South Manor Central School District, GO, 4.000%, 08/01/17	50

		110

	Other Revenue — 1.0%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	117

	Prerefunded — 1.1%
85	City of New York, Sub Series E-1, GO, 6.250%, 10/15/18 (p)	91
30	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 10/01/18 (p)	32

		123

	Special Tax — 1.5%
150	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series C, Rev., 5.000%, 03/15/33	173

	Transportation — 4.1%
410	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series A, Rev., 5.000%, 01/01/26	472

	Total New York	1,082

	Ohio — 5.3%
	General Obligation — 2.3%
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	106
125	State of Ohio, Common Schools, Series A, GO, 5.000%, 09/15/26	155

		261

	Prerefunded — 3.0%
25	Barberton City School District, GO, 5.250%, 06/01/18 (p)	26

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
250	City of Columbus, Series 1, GO, 5.000%, 07/01/23 (p)	299
20	Village of New Albany, GO, AMBAC, 5.000%, 12/01/17 (p)	21

		346

	Total Ohio	607

	Oregon — 2.4%
	General Obligation — 2.4%
5	Clackamas County School District No 115, Gladstone School District, GO, 2.000%, 06/15/17	5
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	266

	Total Oregon	271

	Pennsylvania — 0.4%
	General Obligation — 0.4%
25	Bethel Park School District, GO, 4.000%, 08/01/17	25
15	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	17

	Total Pennsylvania	42

	South Carolina — 3.0%
	General Obligation — 3.0%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	341

	Tennessee — 0.7%
	Prerefunded — 0.4%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	52

	Water & Sewer — 0.3%
30	City of Knoxville, Water System, Series BB, Rev., 5.000%, 03/01/19	32

	Total Tennessee	84

	Texas — 11.6%
	Education — 3.1%
30	Harris County, Cultural Education Facilities Finance Corp., Methodist Hospital System, Series B, Rev., 5.500%, 12/01/18	32
250	Permanent University Fund — University of Texas System, Series B, Rev., 5.250%, 07/01/28	318

		350

	General Obligation — 2.4%
250	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	275

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 5.8%
355	City of Houston, Combined Utility System, First Lien, Series D, Rev., 5.000%, 11/15/21 (p)	411
30	City of Rockwall, GO, AMBAC, 5.000%, 08/01/17 (p)	30
210	Harris County, Series C, Rev., 5.000%, 08/15/19 (p)	228

		669

	Water & Sewer — 0.3%
30	North Texas Municipal Water District, Water System, Rev., 5.250%, 09/01/20	34

	Total Texas	1,328

	Utah — 2.1%
	Other Revenue — 2.1%
200	Utah Transit Authority Sales Tax, Subordinate Sales Tax, Series A, Rev., 5.000%, 06/15/29	238

	Virginia — 7.5%
	Education — 1.0%
50	University of Virginia, Rev., 4.000%, 09/01/21	56
50	Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities, Series E-2, Rev., 5.000%, 02/01/23	59

		115

	General Obligation — 3.7%
50	City of Alexandria, Series A, GO, 4.500%, 06/15/20	55
300	County of Chesterfield, Public Improvement, GO, 5.000%, 01/01/24	362

		417

	Utility — 2.6%
250	City of Richmond, Public Utility Revenue, Series A, Rev., 5.000%, 01/15/25	302

	Water & Sewer — 0.2%
25	County of Henrico, Water & Sewer System, Rev., 3.000%, 05/01/17	25

	Total Virginia	859

	Washington — 1.5%
	Transportation — 1.5%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	174

	Total Municipal Bonds (Cost $9,983)	10,403

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.5%
	Investment Company — 7.5%
862	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) (Cost $862)	862

	Total Investments — 98.4% (Cost $10,845)	11,265
	Other Assets in Excess of Liabilities — 1.6%	183

	NET ASSETS — 100.0%	$11,448

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America NA	1.700% at termination	CPI-U at termination	04/04/18	$500	$3
BNP Paribas	1.695% at termination	CPI-U at termination	06/02/19	1,250	18
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	6,000	(639)
BNP Paribas	2.165% at termination	CPI-U at termination	04/04/24	600	(3)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(119)
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	03/16/27	700	(3)

					$(743)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

J.P. Morgan SMA Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
ICC	— Insured Custody Certificates
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
TRAN	— Tax & Revenue Anticipation Note
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of April 30, 2017.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$65,604		$10,403
Investments in affiliates, at value	—		862

Total investment securities, at value	65,604		11,265
Restricted cash	—		830
Cash	1,921		—
Foreign currency, at value	4		—
Receivables:
Fund shares sold	20		—
Interest and dividends from non-affiliates	243		130
Dividends from affiliates	—		1
Tax reclaims	237		—
Outstanding swap contracts, at value	—		21
Due from adviser	26		22

Total Assets	68,055		12,269

LIABILITIES:
Payables:
Fund shares redeemed	8		—
Outstanding swap contracts, at value	—		764
Accrued liabilities:
Custodian and accounting fees	7		—
Collateral management fees	—		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	— (a)
Audit fees	19		50
Printing and mailing cost	6		2
Registration fee	7		—
Other	5		—

Total Liabilities	52		821

Net Assets	$68,003		$11,448

NET ASSETS:
Paid-in-Capital	$67,994		$11,925
Accumulated undistributed (distributions in excess of) net investment income	203		(4)
Accumulated net realized gains (losses)	(12,198)		(150)
Net unrealized appreciation (depreciation)	12,004		(323)

Total Net Assets	$68,003		$11,448

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	5,371		1,143
Net asset value, offering and redemption price per share (b)	$12.66		$10.02

Cost of investments in non-affiliates	$53,568		$9,983
Cost of investments in affiliates	—		862
Cost of foreign currency	4		—

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$129
Interest income from affiliates	— (a)	1
Dividend income from non-affiliates	739	—
Dividend income from affiliates	—	2
Foreign taxes withheld	(102)	—

Total investment income	637	132

EXPENSES:
Administration fees	28	4
Custodian and accounting fees	23	10
Interest expense to affiliates	1	—
Professional fees	55	44
Collateral management fees	—	15
Trustees’ and Chief Compliance Officer’s fees	13	13
Printing and mailing costs	7	3
Registration and filing fees	10	17
Transfer agency fees	— (a)	— (a)
Sub-transfer agency fees	2	— (a)
Other	5	1

Total expenses	144	107

Less fees waived	(28)	(4)
Less expense reimbursements	(115)	(103)

Net expenses	1	—

Net investment income (loss)	636	132

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,946	2
Futures	21	—
Foreign currency transactions	(38)	—

Net realized gain (loss)	3,929	2

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,336	(133)
Foreign currency translations	(8)	—
Swaps	—	114

Change in net unrealized appreciation/depreciation	4,328	(19)

Net realized/unrealized gains (losses)	8,257	(17)

Change in net assets resulting from operations	$8,893	$115

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$636	$1,934	$132	$289
Net realized gain (loss)	3,929	(4,971)	2	164
Change in net unrealized appreciation/depreciation	4,328	1,947	(19)	(61)

Change in net assets resulting from operations	8,893	(1,090)	115	392

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,258)	(3,412)	(137)	(290)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,344	24,016	2,840	3,956
Distributions reinvested	1,413	1,944	—	—
Cost of shares redeemed	(28,137)	(50,767)	(1,567)	(4,944)

Change in net assets resulting from capital transactions	(15,380)	(24,807)	1,273	(988)

NET ASSETS:
Change in net assets	(8,745)	(29,309)	1,251	(886)
Beginning of period	76,748	106,057	10,197	11,083

End of period	$68,003	$76,748	$11,448	$10,197

Accumulated undistributed (distributions in excess of) net investment income	$203	$1,825	$(4)	$1

SHARE TRANSACTIONS:
Issued	977	2,260	286	394
Reinvested	124	173	—	—
Redeemed	(2,421)	(4,564)	(158)	(493)

Change in Shares	(1,320)	(2,131)	128	(99)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income

International Value SMA Fund
Six Months Ended April 30, 2017 (Unaudited)	$11.47	$0.11	(f)	$1.45	$1.56	$(0.37)
Year Ended October 31, 2016	12.02	0.25	(f)	(0.36)	(0.11)	(0.44)
Year Ended October 31, 2015	12.78	0.26	(f)	(0.69)	(0.43)	(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

		Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)

$12.66	13.93%	$68,003	—%	1.83%	0.42%	30%
11.47	(0.83)	76,748	—	2.31	0.33	70
12.02	(3.42)	106,057	—	2.11	0.20	113
12.78	(6.04)	316,962	—	2.22	0.17	85
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income

Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2017 (Unaudited)	$10.04	$0.13	(f)	$(0.02)	$0.11	$(0.13)
Year Ended October 31, 2016	9.95	0.28	(f)	0.09	0.37	(0.28)
Year Ended October 31, 2015	10.52	0.31	(f)	(0.55)	(0.24)	(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)
Year Ended October 31, 2013	11.11	0.29		(0.54)	(0.25)	(0.28)
Year Ended October 31, 2012	10.71	0.27		0.39	0.66	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than 0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)

$10.02	1.11%	$11,448	—%	2.53%	2.06%	4%
10.04	3.80	10,197	—	2.82	1.97	32
9.95	(2.27)	11,083	—	3.07	1.01	—	(g)
10.52	2.38	20,947	—	2.85	0.78	6
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, including investments with equity reference obligations, are valued by applying an international fair value factor provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$65,604	$—	$65,604

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$862	$10,403	$—	$11,265

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$21	$—	$21

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(764)	$—	$(764)

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2017.

B. Restricted Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2017, International Value SMA Fund had no investments in restricted securities under the Securities Act.

C. Futures Contracts — International Value SMA Fund used index futures contracts to gain or reduce exposure to the market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (unaudited) (continued)

As of April 30, 2017, the Fund did not hold futures contracts.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2017 (amounts in thousands):

International Value SMA Fund
Futures Contracts
Average Notional Balance Long	$2,542	(a)

(a)	For the period January 1, 2017 through January 31, 2017.

D. Swaps — Tax Aware Real Return SMA Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund may be required to post or receive collateral for over the counter swaps.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2017 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$9,036
Ending Notional Balance — Pays Fixed Rate	10,050

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2017 are as follows (amounts in thousands):

Fund		Fund Counterparty	Value of derivative contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(624)	$570
		Royal Bank of Scotland	(119)	260

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Swaps
Interest rate contracts	Receivables	$21

Gross Liabilities:		Swaps
Interest rate contracts	Payables	$(764)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2017 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America N.A.	$3	$—	$—	$3
BNP Paribas	18	(18)	—	—

	$21	$(18)	$—	$3

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$642	$(18)	$(570	)(b)	$54
Royal Bank of Scotland	119	—	(119	)(b)	—
Union Bank of Switzerland AG	3	—	—		3

	$764	$(18)	$(689)		$57

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual swap collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2017, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$21

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Tax Aware Real Return SMA Fund

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$114

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Funds’ shares. JPMDS receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2018.

For the six months ended April 30, 2017, the Funds’ Adviser and the Administrator waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$28	$115
Tax Aware Real Return SMA Fund	4	103

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2017 was as follows (amounts in thousands):

Tax Aware Real Return SMA Fund	$1

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended April 30, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$20,215	$37,681
Tax Aware Real Return SMA Fund	1,895	329

During the six months ended April 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$53,568	$12,623	$587	$12,036
10,845	466	46	420

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$10,125	$—	$—	$10,125
Tax Aware Real Return SMA Fund	—	9	4	13

At October 31, 2016, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term
International Value SMA Fund	$5,384
Tax Aware Real Return SMA Fund	140

During the year ended October 31, 2016, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Tax Aware Real Return SMA Fund	$162

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017. Average borrowings from the Facility for, or at any time during the six months ended April 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Value SMA Fund	$2,393	1.59%	4	$—	(a)

(a)	Amount rounds to less than 500.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended April 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2017, International Value SMA Fund had three shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that owned 91.3% of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund had a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owned 100.0% of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2017, International Value SMA Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Germany	Japan
International Value SMA Fund	14.6%	42.5%

As of April 30, 2017, substantially all of the International Value SMA Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

32	J.P. MORGAN SMA FUNDS	APRIL 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,139.30	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,011.10	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2017	J.P. MORGAN SMA FUNDS	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-SMA-417

Semi-Annual Report

J.P. Morgan Funds

April 30, 2017 (Unaudited)

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

Global financial markets generally provided positive returns for the six month reporting period as the world’s leading economies continued to grow in a more uniform fashion and investors sought returns in both developed and emerging markets.

During the final quarter of 2016 and into 2017, leading U.S. equity indexes hit multiple record highs amid solid corporate earnings and expectations that the Republican majorities in the U.S. Congress and President’s Trumps’ administration would work to ease business regulations, reduce taxes and increase infrastructure spending.

In Europe, a pickup in corporate earnings and improvements in consumer sentiment also proved attractive to investors. Electoral defeats of anti-European Union (EU) politicians in Austria, the Netherlands and France also helped lift investor sentiment across the EU and other developed markets.

Emerging markets also saw investment inflows during the six month reporting period amid economic and financial market stability in China. Notably, the Chinese government’s efforts to curb excessive leverage in its financial markets put a damper on the Shanghai Composite Index in April 2017. Meanwhile, several previously underperforming economies — particularly Brazil, Argentina, Russia, Turkey and South Africa — were growing by the end of the reporting period.

Commodities prices stabilized during the reporting period and global oil prices reached 15-month highs in October 2016. Oil prices were further bolstered by the Organization of Petroleum Exporting Countries’ decision to curb production. However, by the end of the reporting period, overproduction pushed global oil prices lower.

For the six months ended April 30, 2017, the MSCI World Index (net of foreign withholding taxes) returned 12.12% and the Bloomberg Barclays U.S. Aggregate Index (formerly the Barclays U.S. Aggregate Index) returned –0.67%.

2	J.P. MORGAN FUNDS	APRIL 30, 2017

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	7.95%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	12.12%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)[2]	(1.63)%
Bloomberg Barclays U.S. Aggregate Index[2]	(0.67)%
Global Allocation Composite Benchmark	6.46%

Net Assets as of 4/30/2017 (In Thousands)	$1,648,649

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2017, the Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Bloomberg Barclays Global Aggregate Index (Unhedged USD), the Bloomberg Barclays U.S. Aggregate Index and the Global Allocation Composite Benchmark, which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD).

Relative to the Benchmark, the Fund’s increased allocation to global bonds was a leading detractor from performance. However, the Fund’s increased allocation to U.S. equities contributed positively to performance as U.S. equities outperformed international equities during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to maintain a positive view on global equities and higher yielding credit relative to government bonds. However, the Fund’s domestic equity market exposure was decreased in favor of more exposure to both international developed and emerging market equities given the portfolio managers’ view on positive global growth. In late April, the portfolio managers added a dedicated European Dynamic Hedged Equity strategy as a way to gain additional exposure to European equities with less volatility. Given the expectation for continued market volatility, the portfolio managers held some of the Fund’s global equity exposure in call options as a way to manage risk, but still capture potential market gains. In fixed income assets, the portfolio managers maintained a positive view on credit as expressed through high yield bonds in the U.S. and Europe, as well as non-agency mortgages. Within core fixed income, the Fund maintains exposure to government bonds as a way to further diversify its fixed income exposure.

APRIL 30, 2017	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares, (United States)	2.8%
2.	Government of Japan, Series 343, 0.100%, 06/20/26, (Japan)	1.0
3.	Republic of Australia, Reg. S, Series 122, 5.250%, 03/15/19, (Australia)	0.8
4.	U.S. Treasury Note, 0.750%, 01/31/18, (United States)	0.7
5.	Alphabet, Inc., Class C, (United States)	0.7
6.	UnitedHealth Group, Inc., (United States)	0.6
7.	Nestle SA (Registered), (Switzerland)	0.6
8.	Republic of Canada, 1.750%, 03/01/19, (Canada)	0.5
9.	Mohawk Industries, Inc., (United States)	0.5
10.	Apple, Inc., (United States)	0.5

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	Kellogg Co., (United States)	5.5%
2.	CVS Health Corp., (United States)	4.3
3.	General Mills, Inc., (United States)	4.2
4.	AutoZone, Inc., (United States)	4.1
5.	Molson Coors Brewing Co., Class B, (United States)	3.6
6.	Enbridge, Inc., (Canada)	3.4
7.	Sealed Air Corp., (United States)	2.6
8.	General Motors Co., (United States)	2.5
9.	O’Reilly Automotive, Inc., (United States)	2.3
10.	United Parcel Service, Inc., Class B, (United States)	2.1

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	48.3%
Corporate Bonds	21.1
Foreign Government Securities	4.0
Investment Company	2.8
Asset-Backed Securities	2.7
Collateralized Mortgage Obligations	2.1
U.S. Treasury Obligations	1.5
Others (each less than 1.0%)	1.7
Short-Term Investments	15.8

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

[1]	Effective April 3, 2017, Select Class Shares were renamed Class I Shares.
[2]

Effective November 30, 2016, the Fund’s benchmark changed from the Bloomberg Barclays U.S. Aggregate Index to the Bloomberg Barclays Global Aggregate Index (Unhedged USD) after determining that the investment universe of the new benchmark better reflects the investment universe of the Fund’s investment strategies.

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	APRIL 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge**		3.04%	5.82%	6.19%	4.83%
Without Sales Charge		7.88	10.81	7.17	5.65
CLASS C SHARES	May 31, 2011
With CDSC***		6.61	9.30	6.64	5.13
Without CDSC		7.61	10.30	6.64	5.13
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 31, 2011	7.95	11.08	7.43	5.91
CLASS R2 SHARES	May 31, 2011	7.69	10.57	6.89	5.39

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays Global Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2011 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, the Bloomberg Barclays Global Aggregate Index – (Unhedged USD), the Bloomberg Barclays U.S. Aggregate Index and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation

Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Lipper Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2017	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.43%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	12.12%
Bloomberg Barclays U.S. Aggregate Index	(0.67)%
Income Builder Composite Benchmark	6.86%

Net Assets as of 4/30/2017 (In Thousands)	$12,275,684

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Multi-Asset Solutions Team (the “Team”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that the Team believed would perform well given the Team’s market views. The underlying specialist teams built portfolios of their highest conviction securities that they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2017, the Fund’s Class A Shares, without a sales charge, underperformed both the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Index.

During the reporting period, equities generally outperformed other asset classes and the Fund’s lower allocation to equities detracted from performance relative to both MSCI World Index (net of foreign withholding taxes) and the Composite Benchmark. The Fund’s allocation to equities was a positive contributor to performance relative to the Bloomberg Barclays U.S. Aggregate Index, which does not hold equities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. The portfolio managers believed that the long decline in U.S. interest rates appeared to have ended, and absent a severe economic shock, the U.S. economy is in a reflationary environment with upward pressure on interest rates. During the reporting period, the portfolio managers’ conviction in their pro-risk positioning increased in light of the pick-up and broadening out in the global economic growth outlook. They reduced the Fund’s allocation to bonds in favor of equity. As global growth continued to broaden out, they became more regionally diversified across equity regions. While they preferred equity over bonds, corporate credit remained their most favored asset class within fixed income.

6	J.P. MORGAN FUNDS	APRIL 30, 2017

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	0.8%
2.	Microsoft Corp.	0.8
3.	Pfizer, Inc.	0.7
4.	Occidental Petroleum Corp.	0.7
5.	Wells Fargo & Co.	0.7
6.	GlaxoSmithKline plc, (United Kingdom)	0.7
7.	Unibail-Rodamco SE, (France)	0.6
8.	Siemens AG (Registered), (Germany)	0.6
9.	CME Group, Inc.	0.5
10.	Comcast Corp., Class A.	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	43.6%
Common Stocks	41.9
Asset-Backed Securities	4.4
Collateralized Mortgage Obligations	3.2
Foreign Government Securities	1.2
Commercial Mortgage-Backed Securities	1.2
Others (each less than 1.0%)	2.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2007
With Sales Charge**		0.67%	4.27%	5.46%	4.92%
Without Sales Charge		5.43	9.16	6.42	5.41
CLASS C SHARES	May 31, 2007
With CDSC***		4.28	7.72	5.92	4.89
Without CDSC		5.28	8.72	5.92	4.89
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 31, 2007	5.60	9.41	6.61	5.60

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	APRIL 30, 2017

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — 99.6%
Asset-Backed Securities — 2.6%
	United States — 2.6%
500	ABFC Trust, Series 2004-HE1, Class M1, VAR, 1.891%, 03/25/34	485
	ACE Securities Corp. Home Equity Loan Trust,
555	Series 2002-HE3, Class M1, VAR, 2.791%, 10/25/32	542
371	Series 2003-NC1, Class M1, VAR, 2.161%, 07/25/33	355
450	Series 2003-OP1, Class M1, VAR, 2.041%, 12/25/33	430
162	Series 2004-HE4, Class M2, VAR, 1.966%, 12/25/34	158
550	Series 2004-OP1, Class M3, VAR, 2.866%, 04/25/34	507
431	Ameriquest Mortgage Securities, Inc., Series 2004-FR1W, Class A6, VAR, 4.622%, 05/25/34	428
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
620	Series 2003-10, Class M1, VAR, 2.041%, 12/25/33	588
272	Series 2003-10, Class M2, VAR, 3.541%, 12/25/33	265
66	Series 2003-11, Class M3, VAR, 3.781%, 12/25/33	64
373	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, VAR, 2.866%, 10/25/34	365
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
918	Series 2003-W5, Class M2, VAR, 3.766%, 10/25/33	878
1,580	Series 2003-W9, Class M2, VAR, 3.571%, 01/25/34	1,544
936	Series 2004-W4, Class A, VAR, 1.511%, 03/25/34	848
241	Series 2004-W5, Class M1, VAR, 1.891%, 04/25/34	230
	Asset-Backed Securities Corp. Home Equity Loan Trust,
670	Series 2004-HE2, Class M2, VAR, 2.866%, 04/25/34	615
1,205	Series 2004-HE3, Class M2, VAR, 2.671%, 06/25/34	1,088
	Bear Stearns Asset-Backed Securities I Trust,
620	Series 2004-FR2, Class M3, VAR, 2.791%, 06/25/34	605
894	Series 2004-HE6, Class M2, VAR, 2.866%, 08/25/34	855

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Bear Stearns Asset-Backed Securities Trust,
609	Series 2004-1, Class M1, VAR, 1.966%, 06/25/34	564
238	Series 2004-2, Class M1, VAR, 2.191%, 08/25/34	223
	Countrywide Asset-Backed Certificates,
33	Series 2002-3, Class M1, VAR, 2.116%, 03/25/32	33
53	Series 2002-4, Class M1, VAR, 2.116%, 12/25/32	49
127	Series 2003-BC4, Class M2, VAR, 2.341%, 06/25/33	121
100	Series 2003-BC6, Class M2, VAR, 2.716%, 10/25/33	99
105	Series 2004-2, Class M1, VAR, 1.741%, 05/25/34	100
407	Series 2004-3, Class M1, VAR, 1.741%, 06/25/34	380
1,000	Series 2005-12, Class M2, VAR, 1.481%, 02/25/36	927
481	Series 2005-AB3, Class 1A1, VAR, 1.241%, 02/25/36	427
913	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.936%, 01/25/35	846
	Credit-Based Asset Servicing & Securitization LLC,
1,468	Series 2004-CB4, Class A5, SUB, 6.780%, 05/25/35	1,469
173	Series 2005-CB1, Class M2, VAR, 2.086%, 01/25/35	158
	CWABS, Inc. Asset-Backed Certificates Trust,
558	Series 2003-BC1, Class A1, VAR, 1.791%, 03/25/33	530
100	Series 2004-5, Class M3, VAR, 2.716%, 07/25/34	96
524	Series 2004-6, Class M1, VAR, 1.891%, 10/25/34	504
84	Series 2004-6, Class M2, VAR, 1.966%, 10/25/34	79
35	Delta Air Lines Pass-Through Trust, Series 2007-1, Class B, 8.021%, 08/10/22	40
307	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	294
554	First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A1, VAR, 1.291%, 11/25/35	504

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Asset-Backed Securities — continued
	United States — continued
	Fremont Home Loan Trust,
39	Series 2003-B, Class M2, VAR, 3.421%, 12/25/33	38
756	Series 2004-2, Class M2, VAR, 1.921%, 07/25/34	732
174	Series 2004-B, Class M7, VAR, 3.991%, 05/25/34	145
	GSAMP Trust,
687	Series 2004-OPT, Class M1, VAR, 1.861%, 11/25/34	636
364	Series 2006-HE3, Class A2C, VAR, 1.151%, 05/25/46	339
333	Home Equity Asset Trust, Series 2004-7, Class M1, VAR, 1.921%, 01/25/35	321
	Home Equity Mortgage Loan Asset-Backed Trust,
284	Series 2004-B, Class M3, VAR, 2.191%, 11/25/34	262
295	Series 2004-B, Class M8, VAR, 4.291%, 11/25/34	267
	Long Beach Mortgage Loan Trust,
1,017	Series 2004-3, Class M2, VAR, 1.891%, 07/25/34	962
584	Series 2004-3, Class M4, VAR, 2.603%, 07/25/34	550
	Mastr Asset-Backed Securities Trust,
114	Series 2003-NC1, Class M5, VAR, 5.162%, 04/25/33	95
751	Series 2005-NC1, Class M2, VAR, 1.741%, 12/25/34	723
	Morgan Stanley ABS Capital I, Inc. Trust,
232	Series 2003-HE2, Class M2, VAR, 3.466%, 08/25/33	226
701	Series 2004-HE6, Class M1, VAR, 1.816%, 08/25/34	681
32	Series 2004-HE8, Class M3, VAR, 2.116%, 09/25/34	31
402	Series 2004-NC5, Class M1, VAR, 1.891%, 05/25/34	375
498	Series 2004-NC6, Class M2, VAR, 2.866%, 07/25/34	469
408	Series 2004-NC7, Class M2, VAR, 1.921%, 07/25/34	402
55	Series 2005-HE1, Class M3, VAR, 1.771%, 12/25/34	46
345	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, VAR, 1.971%, 02/25/33	327

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
554	New Century Home Equity Loan Trust, Series 2004-2, Class M3, VAR, 1.996%, 08/25/34	519
510	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, VAR, 4.366%, 09/25/33	487
1,587	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class M1, VAR, 2.011%, 07/25/33	1,454
	Option One Mortgage Loan Trust,
741	Series 2004-1, Class M1, VAR, 1.891%, 01/25/34	686
691	Series 2004-1, Class M2, VAR, 2.641%, 01/25/34	617
35	Series 2004-3, Class M2, VAR, 1.846%, 11/25/34	32
500	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, VAR, 2.236%, 01/25/36	489
	Pretium Mortgage Credit Partners I LLC,
584	Series 2016-NPL3, Class A1, SUB, 4.375%, 05/27/31 (e)	584
924	Series 2016-NPL6, Class A1, SUB, 3.500%, 10/27/31 (e)	924
	Renaissance Home Equity Loan Trust,
421	Series 2003-2, Class M1, VAR, 2.228%, 08/25/33	397
777	Series 2004-1, Class M4, VAR, 3.691%, 05/25/34	644
131	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	133
418	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 1.966%, 12/25/33	396
550	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, VAR, 1.666%, 06/25/35	511
845	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.891%, 11/25/34	795
	Structured Asset Investment Loan Trust,
301	Series 2003-BC11, Class M1, VAR, 1.966%, 10/25/33	296
418	Series 2004-6, Class A3, VAR, 1.791%, 07/25/34	403
434	Series 2004-7, Class M2, VAR, 2.116%, 08/25/34	405
644	Series 2004-8, Class M9, VAR, 4.741%, 09/25/34	527
41	Series 2004-BNC1, Class A5, VAR, 2.231%, 09/25/34	37

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Asset-Backed Securities — continued
	United States — continued
477	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, VAR, 1.161%, 12/25/36	422
1,452	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.625%, 02/25/47 (e)	1,455
1,500	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.375%, 04/25/47 (e)	1,500
1,238	VOLT XLIII LLC, Series 2016-NPL3, Class A1, SUB, 4.250%, 03/26/46 (e)	1,249
1,069	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	1,077
1,139	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	1,147
	Wells Fargo Home Equity Asset-Backed Securities Trust,
412	Series 2004-2, Class M6, VAR, 3.811%, 10/25/34	399
97	Series 2004-2, Class M8A, VAR, 5.491%, 10/25/34 (e)	91

	Total Asset-Backed Securities (Cost $43,091)	43,596

Collateralized Mortgage Obligations — 2.1%
	United States — 2.1%
	Alternative Loan Trust
598	Series 2004-27CB, Class A1, 6.000%, 12/25/34	586
144	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	145
114	Series 2005-11CB, Class 2A1, 5.500%, 06/25/35	111
27	Series 2005-19CB, Class A2, IF, 14.761%, 06/25/35	33
1,430	Series 2005-28CB, Class 2A6, 5.000%, 08/25/35	1,245
980	Series 2006-14CB, Class A1, 6.000%, 06/25/36	841
97	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.500%, 10/25/35	91
	Bear Stearns ALT-A Trust
105	Series 2005-4, Class 23A1, VAR, 3.580%, 05/25/35	101
812	Series 2005-4, Class 23A2, VAR, 3.580%, 05/25/35	796
258	Series 2005-7, Class 12A3, VAR, 1.671%, 08/25/35	243
	Bear Stearns ARM Trust
744	Series 2005-5, Class A2, VAR, 2.820%, 08/25/35	740

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States – continued
376	Series 2005-9, Class A1, VAR, 2.830%, 10/25/35	361
683	Series 2006-1, Class A1, VAR, 2.910%, 02/25/36	677
817	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class M1, VAR, 1.816%, 06/25/34	648
	Chase Mortgage Finance Trust
338	Series 2006-S4, Class A5, 6.000%, 12/25/36	275
167	Series 2007-A1, Class 1A1, VAR, 3.360%, 02/25/37	168
223	Series 2007-A1, Class 8A1, VAR, 3.240%, 02/25/37	226
	CHL Mortgage Pass-Through Trust
124	Series 2004-9, Class A7, 5.250%, 06/25/34	126
627	Series 2004-25, Class 2A1, VAR, 1.662%, 02/25/35	551
877	Series 2005-26, Class 1A11, 5.500%, 11/25/35	804
721	Series 2005-31, Class 2A1, VAR, 3.114%, 01/25/36	653
271	Series 2006-21, Class A14, 6.000%, 02/25/37	236
309	Series 2007-10, Class A4, 5.500%, 07/25/37	253
	Citigroup Mortgage Loan Trust
661	Series 2005-3, Class 2A2A, VAR, 3.076%, 08/25/35	661
198	Series 2005-11, Class A2A, VAR, 2.930%, 10/25/35	199
742	Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VAR, 3.050%, 08/25/35	729
	Credit Suisse First Boston Mortgage Securities Corp.
22	Series 2003-25, Class 2A1, 4.500%, 10/25/18	22
564	Series 2004-8, Class 5A1, 6.000%, 12/25/34	596
498	GSR Mortgage Loan Trust, Series 2004-11, Class 2A2, VAR, 3.341%, 09/25/34	490
	Impac CMB Trust
122	Series 2004-6, Class 1A2, VAR, 1.771%, 10/25/34	116
711	Series 2005-2, Class 2A2, VAR, 1.791%, 04/25/35	658
401	Series 2005-4, Class 2A2, VAR, 1.751%, 05/25/35	347

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Long Positions — continued
Collateralized Mortgage Obligations — continued
		United States — continued
283		Series 2005-4, Class 2M2, VAR, 2.116%, 05/25/35	242
329		JP Morgan Mortgage Trust, Series 2005-A8, Class 2A3, VAR, 2.987%, 11/25/35	308
401		MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.111%, 04/21/34	412
172		MASTR Alternative Loan Trust, Series 2004-6, Class 8A1, 5.500%, 07/25/34	176
85		Merrill Lynch Mortgage Investors Trust, Series 2005-1, Class 2A1, VAR, 3.027%, 04/25/35	83
		Merrill Lynch Mortgage Investors Trust MLMI
124		Series 2003-A4, Class 3A, VAR, 3.540%, 05/25/33	121
82		Series 2005-A2, Class A3, VAR, 2.978%, 02/25/35	80
		Morgan Stanley Mortgage Loan Trust
197		Series 2004-5AR, Class 4A, VAR, 3.266%, 07/25/34	192
479		Series 2004-7AR, Class 2A6, VAR, 3.219%, 09/25/34	485
372		Series 2004-11AR, Class 1A2A, VAR, 1.301%, 01/25/35	348
537		MortgageIT Trust, Series 2005-1, Class 1B1, VAR, 2.491%, 02/25/35	498
		Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
708		Series 2005-4, Class 1A2, VAR, 1.381%, 11/25/35	673
997		Series 2005-5, Class 1APT, VAR, 1.271%, 12/25/35	917
		Opteum Mortgage Acceptance Corp. Trust
804		Series 2006-1, Class 1AC1, VAR, 1.291%, 04/25/36	744
1,123		Series 2006-1, Class 1APT, VAR, 1.201%, 04/25/36	1,025
—	(h)	Prudential Home Mortgage Securities Co., Inc. (The), Series 1988-1, Class A, VAR, 0.000%, 04/25/18	– (h)
		RALI Trust
1,006		Series 2006-QS3, Class 1A10, 6.000%, 03/25/36	926
99		Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	94
142		Residential Asset Securitization Trust, Series 2004-A8, Class A1, 5.250%, 11/25/34	143

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	RFMSI Trust
15	Series 2003-S15, Class A1, 4.500%, 08/25/18	15
21	Series 2003-S16, Class A2, 4.500%, 09/25/18	21
58	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	58
950	Series 2006-S10, Class 1A1, 6.000%, 10/25/36	903
313	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4A3, VAR, 3.123%, 08/25/35	307
	WaMu Mortgage Pass-Through Certificates Trust
17	Series 2003-S8, Class A2, 5.000%, 09/25/18	17
63	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	63
988	Series 2005-AR3, Class A1, VAR, 3.011%, 03/25/35	962
664	Series 2005-AR5, Class A6, VAR, 2.800%, 05/25/35	663
511	Series 2005-AR7, Class A3, VAR, 2.814%, 08/25/35	512
353	Series 2005-AR10, Class 1A3, VAR, 2.792%, 09/25/35	349
472	Series 2005-AR14, Class 1A4, VAR, 2.814%, 12/25/35	455
43	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2003-MS3, Class 2A2, 4.500%, 03/25/18	43
	Wells Fargo Mortgage-Backed Securities Trust
243	Series 2003-H, Class A1, VAR, 3.027%, 09/25/33	245
289	Series 2003-K, Class 1A1, VAR, 2.901%, 11/25/33	290
315	Series 2003-M, Class A1, VAR, 3.000%, 12/25/33	315
182	Series 2004-H, Class A1, VAR, 3.058%, 06/25/34	184
101	Series 2004-K, Class 1A2, VAR, 3.110%, 07/25/34	101
291	Series 2004-Z, Class 2A2, VAR, 3.001%, 12/25/34	294
973	Series 2004-CC, Class A1, VAR, 3.094%, 01/25/35	987
440	Series 2004-DD, Class 1A1, VAR, 3.111%, 01/25/35	439

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
145	Series 2004-EE, Class 2A2, VAR, 3.057%, 12/25/34	147
1,273	Series 2005-AR1, Class 1A1, VAR, 3.116%, 02/25/35	1,292
372	Series 2005-AR2, Class 2A2, VAR, 3.164%, 03/25/35	375
137	Series 2005-AR2, Class 3A1, VAR, 3.148%, 03/25/35	138
523	Series 2005-AR3, Class 1A1, VAR, 3.120%, 03/25/35	532
607	Series 2005-AR10, Class 2A1, VAR, 3.092%, 06/25/35	617
681	Series 2005-AR14, Class A1, VAR, 3.016%, 08/25/35	684
335	Series 2005-AR16, Class 6A3, VAR, 3.137%, 10/25/35	334
66	Series 2006-AR2, Class 2A3, VAR, 3.089%, 03/25/36	64
238	Series 2006-AR3, Class A3, VAR, 3.255%, 03/25/36	233
657	Series 2006-AR6, Class 7A1, VAR, 3.034%, 03/25/36	662
229	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-N, Class A7, VAR, 3.007%, 08/25/34	229

	Total Collateralized Mortgage Obligations (Cost $33,259)	33,725

Commercial Mortgage-Backed Securities — 0.5%
	United States — 0.5%
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,500	Series 2007-LD11, Class AM, VAR, 6.004%, 06/15/49	1,538
673	Series 2007-LDPX, Class AM, VAR, 5.464%, 01/15/49	672
1,700	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 6.206%, 07/15/44	1,681
1,542	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39	1,326
	Morgan Stanley Capital I Trust,
167	Series 2006-HQ8, Class AJ, VAR, 5.627%, 03/12/44	167
988	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	991
551	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	540

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
1,000		Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class C, VAR, 5.984%, 04/15/47	999

		Total Commercial Mortgage-Backed Securities (Cost $8,030)	7,914

SHARES
Common Stocks — 48.4%
		Australia — 1.5%
253		AMP Ltd.	1,015
168		Australia & New Zealand Banking Group Ltd.	4,121
204		BHP Billiton Ltd.	3,640
66		Commonwealth Bank of Australia	4,291
12		CSL Ltd.	1,206
223		Dexus Property Group	1,702
399		Goodman Group	2,424
28		Macquarie Group Ltd.	1,959
12		National Australia Bank Ltd.	295
32		Oil Search Ltd.	170
85		Wesfarmers Ltd.	2,724
37		Westpac Banking Corp.	973

			24,520

		Austria — 0.1%
47		Erste Group Bank AG (a)	1,676

		Belgium — 0.3%
38		Anheuser-Busch InBev SA/NV	4,273

		Brazil — 0.4%
160		Ambev SA, ADR	916
109		CCR SA	609
101		Cielo SA	766
104		Itau Unibanco Holding SA (Preference)	1,287
78		Lojas Renner SA	729
41		Ultrapar Participacoes SA	913
14		Vale SA, ADR (a)	117
110		WEG SA	610

			5,947

		Canada — 0.5%
25		Canadian Pacific Railway Ltd.	3,793
—	(h)	TransCanada Corp.	6
50		Waste Connections, Inc.	4,638

			8,437

		Chile — 0.0% (g)
24		Banco Santander Chile, ADR	574

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
		China — 0.6%
16		Alibaba Group Holding Ltd., ADR (a)	1,797
6		Baidu, Inc., ADR (a)	1,163
417		CNOOC Ltd.	486
580		Geely Automobile Holdings Ltd.	781
196		Ping An Insurance Group Co. of China Ltd., Class H	1,099
108		Tencent Holdings Ltd.	3,375
114		Tsingtao Brewery Co. Ltd., Class H	513

			9,214

		Denmark — 0.2%
18		Chr Hansen Holding A/S	1,203
70		Novo Nordisk A/S, Class B	2,739

			3,942

		Finland — 0.5%
26		Cargotec OYJ, Class B	1,548
457		Nokia OYJ	2,612
142		Outokumpu OYJ	1,363
32		Wartsila OYJ Abp	1,932

			7,455

		France — 2.2%
34		Air Liquide SA	4,155
44		Airbus SE	3,541
137		AXA SA	3,651
48		BNP Paribas SA	3,362
15		Cap Gemini SA	1,507
—	(h)	Kering	3
167		Natixis SA	1,164
17		Pernod Ricard SA	2,089
25		Renault SA	2,320
43		Sanofi	4,100
41		Schneider Electric SE	3,208
14		Sodexo SA	1,837
69		TOTAL SA	3,551
96		Vivendi SA	1,911

			36,399

		Germany — 2.4%
11		adidas AG	2,168
4		Allianz SE (Registered)	783
6		BASF SE	554
41		Bayer AG (Registered)	5,015
33		Brenntag AG	1,984
53		Daimler AG (Registered)	3,922

SHARES		SECURITY DESCRIPTION	VALUE

		Germany — continued
18		Deutsche Bank AG (Registered) (a)	327
22		Deutsche Boerse AG	2,109
69		Deutsche Post AG (Registered)	2,480
129		Deutsche Telekom AG (Registered)	2,262
10		HeidelbergCement AG	922
22		Henkel AG & Co. KGaA (Preference)	2,936
92		Infineon Technologies AG	1,898
9		Linde AG	1,596
46		SAP SE	4,570
35		Siemens AG (Registered)	5,065
5		Volkswagen AG (Preference)	844

			39,435

		Hong Kong — 0.9%
511		AIA Group Ltd.	3,535
154		Cheung Kong Property Holdings Ltd.	1,102
212		CK Hutchison Holdings Ltd.	2,652
34		Hang Seng Bank Ltd.	687
20		Jardine Matheson Holdings Ltd.	1,274
198		Power Assets Holdings Ltd.	1,776
355		Sands China Ltd.	1,607
501		Sun Art Retail Group Ltd.	516
181		Wharf Holdings Ltd. (The)	1,543

			14,692

		India — 0.5%
20		Dr Reddy’s Laboratories Ltd., ADR	799
54		HDFC Bank Ltd., ADR	4,297
140		Infosys Ltd., ADR	2,035
55		Mahindra & Mahindra Ltd., GDR	1,162

			8,293

		Indonesia — 0.2%
1,225		Astra International Tbk. PT	821
481		Bank Central Asia Tbk. PT	639
671		Bank Rakyat Indonesia Persero Tbk. PT	648
104		Unilever Indonesia Tbk. PT	349

			2,457

		Ireland — 0.1%
—	(h)	AerCap Holdings NV (a)	6
17		Ryanair Holdings plc, ADR (a)	1,592

			1,598

		Israel — 0.1%
67		Teva Pharmaceutical Industries Ltd., ADR	2,131

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Italy — 0.7%
102	Assicurazioni Generali SpA	1,618
68	Atlantia SpA	1,718
563	Enel SpA	2,675
276	Intesa Sanpaolo SpA	805
2,078	Telecom Italia SpA (a)	1,844
158	UniCredit SpA (a)	2,574

		11,234

	Japan — 4.7%
53	Bridgestone Corp.	2,190
12	Central Japan Railway Co.	1,945
20	Daikin Industries Ltd.	1,983
21	Dentsu, Inc.	1,174
77	DMG Mori Co. Ltd.	1,275
28	East Japan Railway Co.	2,549
20	Electric Power Development Co. Ltd.	462
257	Fujitsu Ltd.	1,604
369	Hitachi Ltd.	2,038
79	Honda Motor Co. Ltd.	2,308
92	J Front Retailing Co. Ltd.	1,328
51	Japan Airlines Co. Ltd.	1,604
16	Japan Tobacco, Inc.	539
57	JFE Holdings, Inc.	979
292	JXTG Holdings, Inc.	1,319
213	Kajima Corp.	1,446
45	KDDI Corp.	1,204
2	Keyence Corp.	965
124	Kirin Holdings Co. Ltd.	2,416
80	Kyowa Hakko Kirin Co. Ltd.	1,369
72	Kyushu Electric Power Co., Inc.	778
32	Mabuchi Motor Co. Ltd.	1,795
113	Mazda Motor Corp.	1,671
74	Medipal Holdings Corp.	1,224
516	Mitsubishi UFJ Financial Group, Inc.	3,270
86	Mitsui Fudosan Co. Ltd.	1,892
44	MS&AD Insurance Group Holdings, Inc.	1,444
92	NGK Spark Plug Co. Ltd.	1,989
18	Nidec Corp.	1,661
49	Nippon Steel & Sumitomo Metal Corp.	1,110
60	Nippon Telegraph & Telephone Corp.	2,580
5	Nishi-Nippon Financial Holdings, Inc.	51
75	ORIX Corp.	1,146
27	Otsuka Corp.	1,452
25	Otsuka Holdings Co. Ltd.	1,151
65	Seiko Epson Corp.	1,336

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — continued
69	Seven & i Holdings Co. Ltd.	2,923
19	Shin-Etsu Chemical Co. Ltd.	1,617
69	Sony Corp.	2,381
224	Sumitomo Bakelite Co. Ltd.	1,439
74	Sumitomo Mitsui Financial Group, Inc.	2,737
48	Sumitomo Realty & Development Co. Ltd.	1,297
39	Suntory Beverage & Food Ltd.	1,775
85	Takashimaya Co. Ltd.	783
229	Tokyo Gas Co. Ltd.	1,063
82	Toyota Motor Corp.	4,438
86	Yamato Holdings Co. Ltd.	1,863

		77,563

	Luxembourg — 0.1%
250	ArcelorMittal (a)	1,962

	Malaysia — 0.0% (g)
82	Public Bank Bhd.	377

	Mexico — 0.1%
83	Grupo Financiero Banorte SAB de CV, Class O	481
272	Wal-Mart de Mexico SAB de CV	613

		1,094

	Netherlands — 1.1%
15	ASML Holding NV	1,984
28	Heineken NV	2,509
197	ING Groep NV	3,204
78	Koninklijke Philips NV	2,703
40	NN Group NV	1,339
110	Royal Dutch Shell plc, Class A	2,844
156	Royal Dutch Shell plc, Class B	4,142

		18,725

	New Zealand — 0.1%
496	Spark New Zealand Ltd.	1,256

	Norway — 0.1%
228	Norsk Hydro ASA	1,301

	Peru — 0.0% (g)
4	Credicorp Ltd.	638

	Portugal — 0.1%
77	Galp Energia SGPS SA	1,193

	Russia — 0.2%
20	LUKOIL PJSC, ADR	1,012
24	Magnit PJSC, GDR	833
17	Mobile TeleSystems PJSC, ADR	176
104	Sberbank of Russia PJSC, ADR	1,232

		3,253

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Singapore — 0.2%
214	DBS Group Holdings Ltd.	2,953
83	Singapore Exchange Ltd.	440

		3,393

	South Africa — 0.4%
24	Aspen Pharmacare Holdings Ltd.	491
49	Bid Corp. Ltd.	1,036
47	Bidvest Group Ltd. (The)	566
7	Capitec Bank Holdings Ltd.	388
223	FirstRand Ltd.	832
25	Mr Price Group Ltd.	295
51	MTN Group Ltd.	486
56	Remgro Ltd.	936
56	RMB Holdings Ltd.	255
95	Sanlam Ltd.	503
38	Shoprite Holdings Ltd.	593
16	Tiger Brands Ltd.	495

		6,876

	South Korea — 0.2%
7	Hyundai Motor Co.	915
1	Samsung Electronics Co. Ltd.	2,921

		3,836

	Spain — 0.5%
305	Banco Santander SA	1,987
1,677	Bankia SA	2,036
301	Iberdrola SA	2,166
66	Repsol SA	1,049
146	Telefonica SA	1,609

		8,847

	Sweden — 0.2%
240	Nordea Bank AB	2,954

	Switzerland — 2.1%
38	Cie Financiere Richemont SA (Registered)	3,183
37	Credit Suisse Group AG (Registered) (a)	558
44	LafargeHolcim Ltd. (Registered) (a)	2,522
122	Nestle SA (Registered)	9,369
47	Novartis AG (Registered)	3,630
27	Roche Holding AG	6,991
3	Syngenta AG (a)	1,294
167	UBS Group AG (Registered) (a)	2,842
45	Wolseley plc	2,854
8	Zurich Insurance Group AG	2,159

		35,402

SHARES		SECURITY DESCRIPTION	VALUE

		Taiwan — 0.3%
143		Delta Electronics, Inc.	803
113		President Chain Store Corp.	983
101		Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,325

			5,111

		Thailand — 0.1%
47		Siam Cement PCL (The) (Registered)	721
176		Siam Commercial Bank PCL (The)	791

			1,512

		Turkey — 0.0% (g)
65		KOC Holding A/S	306

		United Kingdom — 3.4%
152		3i Group plc	1,564
40		Associated British Foods plc	1,450
44		AstraZeneca plc	2,614
298		Aviva plc	2,026
176		Barratt Developments plc	1,317
445		BP plc	2,549
88		British American Tobacco plc	5,976
806		Centrica plc	2,065
179		Debenhams plc	119
283		Dixons Carphone plc	1,229
161		GlaxoSmithKline plc	3,244
603		HSBC Holdings plc	4,975
49		InterContinental Hotels Group plc	2,572
607		ITV plc	1,651
2,345		Lloyds Banking Group plc	2,107
138		Prudential plc	3,059
22		Reckitt Benckiser Group plc	2,022
31		Rio Tinto Ltd.	1,409
18		Rio Tinto plc	724
287		Standard Chartered plc (a)	2,686
489		Taylor Wimpey plc	1,267
38		TechnipFMC plc (a)	1,156
37		Unilever NV, CVA	1,936
1,501		Vodafone Group plc	3,866
18		Whitbread plc	936
92		WPP plc	1,965

			56,484

		United States — 23.3%
16		3M Co.	3,039
—	(h)	Abbott Laboratories	6

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
		United States — continued
52		Acadia Healthcare Co., Inc. (a)	2,266
8		Acuity Brands, Inc.	1,487
14		Adobe Systems, Inc. (a)	1,934
17		AdvanSix, Inc. (a)	471
14		Aetna, Inc.	1,889
10		Affiliated Managers Group, Inc.	1,640
—	(h)	Alcoa Corp.	6
1		Alleghany Corp. (a)	406
4		Allergan plc	1,053
22		Allied World Assurance Co. Holdings AG	1,190
—	(h)	Ally Financial, Inc.	4
4		Alphabet, Inc., Class A (a)	3,354
12		Alphabet, Inc., Class C (a)	11,007
8		Amazon.com, Inc. (a) (j)	7,412
26		American Electric Power Co., Inc.	1,733
18		American Express Co. (j)	1,430
53		American Homes 4 Rent, Class A	1,210
40		American International Group, Inc.	2,439
—	(h)	American Water Works Co., Inc.	7
—	(h)	Ameriprise Financial, Inc.	6
28		Amphenol Corp., Class A	2,013
—	(h)	Anadarko Petroleum Corp.	6
25		Apache Corp.	1,218
55		Apple, Inc.	7,834
35		Applied Materials, Inc.	1,412
11		Arista Networks, Inc. (a)	1,496
16		Arrow Electronics, Inc. (a)	1,103
—	(h)	Arthur J Gallagher & Co.	6
10		Athene Holding Ltd., Class A (a)	521
2		AutoZone, Inc. (a)	1,377
—	(h)	AvalonBay Communities, Inc.	7
24		Ball Corp.	1,871
183		Bank of America Corp.	4,281
—	(h)	Bank of New York Mellon Corp. (The)	6
—	(h)	Becton Dickinson and Co.	6
22		Bed Bath & Beyond, Inc.	872
32		Berry Global Group, Inc. (a)	1,580
25		Best Buy Co., Inc.	1,295
—	(h)	Biogen, Inc. (a)	6
4		BlackRock, Inc.	1,422
—	(h)	Boston Scientific Corp. (a)	7
20		Brinker International, Inc.	889
—	(h)	Bristol-Myers Squibb Co.	6
42		Brixmor Property Group, Inc.	833

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
9		Broadcom Ltd.	2,067
—	(h)	Cabot Oil & Gas Corp.	7
43		Capital One Financial Corp. (j)	3,457
26		Carlisle Cos., Inc.	2,638
12		Caterpillar, Inc.	1,241
17		Cavium, Inc. (a)	1,190
78		CBRE Group, Inc., Class A (a)	2,782
20		CBS Corp. (Non-Voting), Class B	1,357
12		Celgene Corp. (a)	1,540
100		Charles Schwab Corp. (The)	3,876
4		Charter Communications, Inc., Class A (a)	1,426
—	(h)	Chevron Corp.	6
10		Chubb Ltd.	1,432
4		Cigna Corp. (j)	663
58		Cisco Systems, Inc.	1,964
33		Citigroup, Inc.	1,968
52		Citizens Financial Group, Inc.	1,892
63		Clear Channel Outdoor Holdings, Inc., Class A	323
31		CNO Financial Group, Inc.	653
16		Columbia Sportswear Co.	928
15		Comerica, Inc.	1,053
10		Concho Resources, Inc. (a)	1,308
28		ConocoPhillips	1,356
—	(h)	Continental Resources, Inc. (a)	6
64		Corning, Inc.	1,833
—	(h)	Costco Wholesale Corp.	7
46		Coty, Inc., Class A	823
31		CSX Corp.	1,563
17		CVS Health Corp.	1,387
—	(h)	Delphi Automotive plc	6
83		Delta Air Lines, Inc.	3,791
—	(h)	Diamondback Energy, Inc. (a)	6
54		DISH Network Corp., Class A (a)	3,499
—	(h)	Dollar General Corp.	6
16		Dover Corp.	1,238
—	(h)	DR Horton, Inc.	6
12		Dr Pepper Snapple Group, Inc.	1,114
11		Duke Energy Corp.	892
16		Eagle Materials, Inc.	1,488
29		East West Bancorp, Inc.	1,587
10		EastGroup Properties, Inc.	813
19		Eaton Corp. plc	1,413
6		Ecolab, Inc.	717
17		Edison International	1,325

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
		United States — continued
—	(h)	EI du Pont de Nemours & Co.	6
36		Electronic Arts, Inc. (a)	3,371
—	(h)	Eli Lilly & Co. (j)	6
10		Energizer Holdings, Inc.	606
51		Entercom Communications Corp., Class A (j)	640
12		EOG Resources, Inc.	1,103
18		EQT Corp.	1,034
10		Equifax, Inc.	1,308
—	(h)	Estee Lauder Cos., Inc. (The), Class A	6
—	(h)	Everest Re Group Ltd.	7
16		Eversource Energy	978
32		Evolent Health, Inc., Class A (a)	738
33		Exact Sciences Corp. (a)	1,004
10		Expedia, Inc.	1,385
43		Exxon Mobil Corp.	3,544
46		Facebook, Inc., Class A (a)	6,964
15		Fidelity National Information Services, Inc.	1,275
41		Fifth Third Bancorp	1,005
21		First Republic Bank	1,978
26		Fiserv, Inc. (a)	3,117
28		Fortune Brands Home & Security, Inc.	1,756
31		Gap, Inc. (The)	821
—	(h)	General Electric Co.	6
13		Genuine Parts Co.	1,227
21		Gilead Sciences, Inc.	1,454
48		GoDaddy, Inc., Class A (a)	1,876
3		Goldman Sachs Group, Inc. (The)	667
64		Graphic Packaging Holding Co.	873
14		Guidewire Software, Inc. (a)	871
35		Hanesbrands, Inc.	763
61		Harley-Davidson, Inc.	3,485
11		Harris Corp.	1,254
33		Hartford Financial Services Group, Inc. (The)	1,590
15		HCA Holdings, Inc. (a)	1,302
—	(h)	HCP, Inc.	7
31		HD Supply Holdings, Inc. (a)	1,261
48		Hewlett Packard Enterprise Co.	903
28		Hilton Grand Vacations, Inc. (a)	927
49		Hilton Worldwide Holdings, Inc.	2,894
9		Home Depot, Inc. (The)	1,460
14		Honeywell International, Inc.	1,870
16		Humana, Inc.	3,571
7		Illinois Tool Works, Inc.	1,022
8		Illumina, Inc. (a)	1,560

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
—	(h)	Incyte Corp. (a)	5
—	(h)	Ingersoll-Rand plc	7
—	(h)	Intercontinental Exchange, Inc.	6
26		Invesco Ltd.	850
9		Jazz Pharmaceuticals plc (a)	1,391
9		John Bean Technologies Corp.	817
22		Johnson & Johnson	2,688
—	(h)	Johnson Controls International plc	6
—	(h)	Kansas City Southern	6
28		KapStone Paper and Packaging Corp.	600
—	(h)	KeyCorp	6
46		Kimco Realty Corp.	935
58		Kinder Morgan, Inc.	1,191
17		Kite Pharma, Inc. (a)	1,406
9		KLA-Tencor Corp.	887
34		Kohl’s Corp.	1,338
—	(h)	Kraft Heinz Co. (The)	6
37		Kroger Co. (The)	1,088
61		La Quinta Holdings, Inc. (a)	867
10		Lam Research Corp.	1,440
17		Lazard Ltd., Class A	724
12		Lennox International, Inc.	2,027
10		Lithia Motors, Inc., Class A	983
43		LKQ Corp. (a)	1,330
71		Loews Corp. (j)	3,322
—	(h)	Lowe’s Cos., Inc.	6
9		M&T Bank Corp.	1,362
—	(h)	Macy’s, Inc.	6
29		Marathon Petroleum Corp.	1,476
7		Marsh & McLennan Cos., Inc.	516
6		Martin Marietta Materials, Inc.	1,296
—	(h)	Masco Corp.	7
33		Mastercard, Inc., Class A	3,822
—	(h)	Maxim Integrated Products, Inc.	6
—	(h)	McKesson Corp.	6
39		Merck & Co., Inc.	2,432
—	(h)	MetLife, Inc.	6
—	(h)	Microchip Technology, Inc.	6
—	(h)	Micron Technology, Inc. (a)	7
94		Microsoft Corp.	6,445
8		Mid-America Apartment Communities, Inc.	814
7		Middleby Corp. (The) (a)	982
—	(h)	Mobileye NV (a)	6
35		Mohawk Industries, Inc. (a)	8,169

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
		United States — continued
10		Molson Coors Brewing Co., Class B	987
—	(h)	Mondelez International, Inc., Class A	6
20		Monster Beverage Corp. (a)	929
26		Morgan Stanley	1,141
—	(h)	Mosaic Co. (The)	6
10		Murphy USA, Inc. (a)	662
16		Nasdaq, Inc.	1,070
11		Netflix, Inc. (a)	1,674
60		Newell Brands, Inc.	2,883
14		Nexstar Media Group, Inc.	993
23		NextEra Energy, Inc.	3,072
1		NII Holdings, Inc. (a)	1
17		NIKE, Inc., Class B	925
—	(h)	NiSource, Inc.	6
20		Nordstrom, Inc.	962
6		Norfolk Southern Corp.	649
12		Northern Trust Corp.	1,122
3		Northrop Grumman Corp.	634
25		Norwegian Cruise Line Holdings Ltd. (a)	1,354
15		NVIDIA Corp. (j)	1,601
14		Old Dominion Freight Line, Inc.	1,238
—	(h)	Olin Corp.	6
—	(h)	Omega Healthcare Investors, Inc.	7
—	(h)	ON Semiconductor Corp. (a)	6
38		Outfront Media, Inc.	1,001
—	(h)	PACCAR, Inc.	6
7		Palo Alto Networks, Inc. (a)	775
12		Park Hotels & Resorts, Inc.	320
59		PayPal Holdings, Inc. (a)	2,828
38		PBF Energy, Inc., Class A	841
1		Penn Virginia Corp. (a)	23
—	(h)	Penn Virginia Corp. (a)	18
14		PepsiCo, Inc.	1,541
118		Pfizer, Inc.	3,992
—	(h)	PG&E Corp.	6
19		Phillips 66	1,499
—	(h)	Pinnacle West Capital Corp.	6
—	(h)	Pioneer Natural Resources Co.	6
—	(h)	Plains GP Holdings LP, Class A	6
22		PNC Financial Services Group, Inc. (The)	2,584
15		Post Holdings, Inc. (a)	1,229
2		Priceline Group, Inc. (The) (a) (j)	3,018
20		Procter & Gamble Co. (The)	1,703
7		Prudential Financial, Inc.	789

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
22		QUALCOMM, Inc.	1,176
—	(h)	Quality Care Properties, Inc. (a)	6
50		Rayonier, Inc.	1,398
4		Raytheon Co.	633
14		Red Rock Resorts, Inc., Class A	320
25		Revance Therapeutics, Inc. (a)	537
—	(h)	Ross Stores, Inc.	6
11		Royal Caribbean Cruises Ltd.	1,189
14		S&P Global, Inc.	1,930
2		Sage Therapeutics, Inc. (a)	149
17		salesforce.com, Inc. (a)	1,431
—	(h)	SBA Communications Corp., Class A (a)	7
9		Sempra Energy	1,054
19		ServiceNow, Inc. (a)	1,828
67		Shire plc	3,967
4		Signature Bank (a)	507
17		Sinclair Broadcast Group, Inc., Class A	689
—	(h)	SL Green Realty Corp.	6
45		Snap, Inc., Class A (a)	1,015
40		Southwest Airlines Co.	2,240
13		Spark Therapeutics, Inc. (a)	759
20		Splunk, Inc. (a)	1,299
15		Stanley Black & Decker, Inc.	2,108
28		Starbucks Corp.	1,695
—	(h)	Stone Energy Corp. (a)	9
—	(h)	STORE Capital Corp.	7
34		SunTrust Banks, Inc.	1,933
—	(h)	SVB Financial Group (a)	6
—	(h)	Synchrony Financial	5
27		T Rowe Price Group, Inc.	1,890
13		Take-Two Interactive Software, Inc. (a)	811
—	(h)	TE Connectivity Ltd.	6
4		Tesla, Inc. (a)	1,351
26		Texas Instruments, Inc.	2,087
101		TherapeuticsMD, Inc. (a)	514
21		Thermo Fisher Scientific, Inc.	3,456
15		Tiffany & Co.	1,358
29		Time Warner, Inc.	2,866
2		TimkenSteel Corp. (a)	30
—	(h)	TJX Cos., Inc. (The)	6
12		T-Mobile US, Inc. (a)	825
13		Travelers Cos., Inc. (The)	1,610
14		TreeHouse Foods, Inc. (a)	1,234
53		Twenty-First Century Fox, Inc., Class B	1,595

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
		United States — continued
4		Ulta Beauty, Inc. (a)	995
—	(h)	Union Pacific Corp.	7
—	(h)	United Continental Holdings, Inc. (a)	7
7		United Rentals, Inc. (a)	818
17		United Technologies Corp.	1,987
54		UnitedHealth Group, Inc.	9,493
21		Unum Group	952
35		US Bancorp	1,772
40		Vantiv, Inc., Class A (a)	2,512
17		Veeva Systems, Inc., Class A (a)	934
27		Verizon Communications, Inc.	1,243
14		Vertex Pharmaceuticals, Inc. (a)	1,703
53		Visa, Inc., Class A	4,821
17		Vistra Energy Corp.	256
—	(h)	Voya Financial, Inc.	6
9		Vulcan Materials Co.	1,039
19		VWR Corp. (a)	546
13		WABCO Holdings, Inc. (a)	1,567
8		Walgreens Boots Alliance, Inc.	698
18		Walt Disney Co. (The)	2,077
21		Wayfair, Inc., Class A (a)	958
108		Wells Fargo & Co. (j)	5,825
27		WestRock Co.	1,459
—	(h)	WEX, Inc. (a)	6
22		Weyerhaeuser Co.	735
—	(h)	Workday, Inc., Class A (a)	6
9		Wyndham Worldwide Corp.	837
37		Xcel Energy, Inc.	1,688
—	(h)	Zimmer Biomet Holdings, Inc.	6

			384,120

		Total Common Stocks (Cost $689,239)	798,480

PRINCIPAL AMOUNT/UNIT
Convertible Bond — 0.0% (g)
		United States — 0.0% (g)
60		Liberty Interactive LLC, 3.750%, 02/15/30 (Cost $35)	36

Corporate Bonds — 21.1%
		Belgium — 0.1%
485		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	496
EUR 415		Nyrstar Netherlands Holdings BV, 6.875%, 03/15/24	454

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Belgium — continued
EUR 750	Solvay Finance SA, Reg. S, VAR, 5.425%, 11/12/23 (x) (y)	916

		1,866

	Bermuda — 0.0% (g)
780	XLIT Ltd., Series E, VAR, 3.616%, 06/02/17 (x) (y)	663

	Brazil — 0.1%
	JBS USA LUX SA,
585	5.750%, 06/15/25 (e)	601
260	5.875%, 07/15/24 (e)	272

		873

	Canada — 0.8%
285	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	296
80	Baytex Energy Corp., 5.625%, 06/01/24 (e)	73
	Bombardier, Inc.,
134	6.000%, 10/15/22 (e)	134
192	6.125%, 01/15/23 (e)	192
49	7.500%, 03/15/25 (e)	51
1,337	8.750%, 12/01/21 (e)	1,487
266	Cascades, Inc., 5.750%, 07/15/23 (e)	270
	Cenovus Energy, Inc.,
92	4.250%, 04/15/27 (e)	92
750	5.400%, 06/15/47 (e)	735
	Concordia International Corp.,
756	7.000%, 04/15/23 (e)	121
74	9.000%, 04/01/22 (e)	51
387	Cott Holdings, Inc., 5.500%, 04/01/25 (e)	394
250	Emera US Finance LP, 4.750%, 06/15/46	253
554	Garda World Security Corp., 7.250%, 11/15/21 (e)	560
175	Gateway Casinos & Entertainment Ltd., 8.250%, 03/01/24 (e)	179
1,350	GW Honos Security Corp., 8.750%, 05/15/25 (e)	1,372
120	Hudbay Minerals, Inc., 7.250%, 01/15/23 (e)	128
579	Kronos Acquisition Holdings, Inc., 9.000%, 08/15/23 (e)	588
	Lundin Mining Corp.,
215	7.500%, 11/01/20 (e)	228
210	7.875%, 11/01/22 (e)	231
	Mattamy Group Corp.,
267	6.500%, 11/15/20 (e)	274
76	6.875%, 12/15/23 (e)	79

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Canada — continued
	MEG Energy Corp.,
620	6.375%, 01/30/23 (e)	546
25	7.000%, 03/31/24 (e)	22
	NOVA Chemicals Corp.,
97	5.000%, 05/01/25 (e)	99
319	5.250%, 08/01/23 (e)	328
	Open Text Corp.,
323	5.625%, 01/15/23 (e)	338
113	5.875%, 06/01/26 (e)	121
	Precision Drilling Corp.,
53	5.250%, 11/15/24	51
140	6.500%, 12/15/21	142
150	Quebecor Media, Inc., 5.750%, 01/15/23	158
	Teck Resources Ltd.,
160	3.000%, 03/01/19	162
233	4.750%, 01/15/22	241
180	5.400%, 02/01/43	175
330	6.000%, 08/15/40	340
630	6.125%, 10/01/35	666
45	8.000%, 06/01/21 (e)	49
169	8.500%, 06/01/24 (e)	196
625	TransCanada PipeLines Ltd., 4.625%, 03/01/34	667
240	Trinidad Drilling Ltd., 6.625%, 02/15/25 (e)	242
	Videotron Ltd.,
87	5.125%, 04/15/27 (e)	89
455	5.375%, 06/15/24 (e)	479

		12,899

	China — 0.0% (g)
EUR 338	BiSoho SAS, Reg. S, 5.875%, 05/01/23	396

	Finland — 0.0% (g)
251	Nokia OYJ, 6.625%, 05/15/39	274

	France — 0.9%
EUR 500	Arkema SA, Reg. S, VAR, 4.750%, 10/29/20 (x) (y)	589
	Autodis SA,
EUR 200	4.375%, 05/01/22	227
EUR 100	Reg. S, 4.375%, 05/01/22	113
EUR 1,200	Casino Guichard Perrachon SA, Reg. S, 4.498%, 03/07/24	1,441
448	Credit Agricole SA, VAR, 8.125%, 12/23/25 (e) (x) (y)	494
EUR 450	Elis SA, Reg. S, 3.000%, 04/30/22	506

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	France — continued
EUR 1,000	Europcar Groupe SA, Reg. S, 5.750%, 06/15/22	1,143
EUR 750	Faurecia, Reg. S, 3.625%, 06/15/23	859
EUR 400	Groupe Fnac SA, Reg. S, 3.250%, 09/30/23	449
EUR 250	Horizon Holdings I SAS, Reg. S, 7.250%, 08/01/23	291
EUR 300	Labeyrie Fine Foods SAS, Reg. S, 5.625%, 03/15/21	336
EUR 250	Loxam SAS, Reg. S, 3.500%, 05/03/23	279
EUR 1,200	NEW Areva Holding SA, 4.875%, 09/23/24	1,362
EUR 450	Novafives SAS, Reg. S, 4.500%, 06/30/21	494
EUR 1,000	Peugeot SA, Reg. S, 2.375%, 04/14/23	1,139
EUR 700	Rexel SA, Reg. S, 3.500%, 06/15/23	796
	SFR Group SA,
600	6.000%, 05/15/22 (e)	625
800	6.250%, 05/15/24 (e)	828
334	7.375%, 05/01/26 (e)	352
EUR 500	Reg. S, 5.375%, 05/15/22	567
EUR 500	Reg. S, 5.625%, 05/15/24	588
400	Societe Generale SA, VAR, 7.375%, 09/13/21 (e) (x) (y)	423
EUR 300	Vallourec SA, Reg. S, 2.250%, 09/30/24	264
EUR 650	Verallia Packaging SASU, Reg. S, 5.125%, 08/01/22	754

		14,919

	Germany — 0.5%
EUR 750	CeramTec Group GmbH, Reg. S, 8.250%, 08/15/21	866
EUR 300	Douglas GmbH, Reg. S, 6.250%, 07/15/22	356
	Fresenius Medical Care US Finance II, Inc.,
160	4.125%, 10/15/20 (e)	164
220	4.750%, 10/15/24 (e)	225
85	5.625%, 07/31/19 (e)	91
25	6.500%, 09/15/18 (e)	26
155	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/21 (e)	169
EUR 220	HP Pelzer Holding GmbH, 4.125%, 04/01/24	244
EUR 900	IHO Verwaltungs GmbH, 3.250% (cash), 09/15/23 (v)	1,020
EUR 400	K+S AG, Reg. S, 3.000%, 06/20/22	461
EUR 350	ProGroup AG, Reg. S, 5.125%, 05/01/22	404
EUR 600	Schaeffler Finance BV, Reg. S, 3.250%, 05/15/25	707

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Germany — continued
	thyssenkrupp AG,
EUR 400	Reg. S, 1.750%, 11/25/20	446
EUR 700	Reg. S, 2.750%, 03/08/21	800
	Unitymedia GmbH,
255	6.125%, 01/15/25 (e)	272
EUR 250	Reg. S, 3.750%, 01/15/27	276
EUR 1,150	Unitymedia Hessen GmbH & Co. KG, Reg. S, 4.000%, 01/15/25	1,318
EUR 600	WEPA Hygieneprodukte GmbH, Reg. S, 3.750%, 05/15/24	684

		8,529

	Greece — 0.0% (g)
EUR 400	OTE plc, Reg. S, 7.875%, 02/07/18	458

	Ireland — 0.3%
EUR 300	Allied Irish Banks plc, Reg. S, VAR, 4.125%, 11/26/25	345
	Ardagh Packaging Finance plc,
200	6.000%, 06/30/21 (e)	207
EUR 500	Reg. S, 4.125%, 05/15/23	577
EUR 814	Reg. S, 6.750%, 05/15/24	974
EUR 350	Bank of Ireland, Reg. S, VAR, 4.250%, 06/11/24	401
EUR 561	eircom Finance DAC, Reg. S, 4.500%, 05/31/22	639
	Park Aerospace Holdings Ltd.,
205	5.250%, 08/15/22 (e)	217
213	5.500%, 02/15/24 (e)	225
EUR 900	Smurfit Kappa Acquisitions Unltd Co., Reg. S, 3.250%, 06/01/21	1,059

		4,644

	Israel — 0.0% (g)
680	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/46	579

	Italy — 0.6%
EUR 650	Buzzi Unicem SpA, Reg. S, 2.125%, 04/28/23	733
EUR 700	Enel SpA, Reg. S, VAR, 5.000%, 01/15/75	823
	Leonardo SpA,
EUR 1,000	4.500%, 01/19/21	1,231
EUR 500	4.875%, 03/24/25	667
EUR 450	N&W Global Vending SpA, Reg. S, 7.000%, 10/15/23	514
EUR 300	Saipem Finance International BV, Reg. S, 3.750%, 09/08/23	342
EUR 250	Snaitech SpA, Reg. S, 6.375%, 11/07/21	290

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Italy — continued
	Telecom Italia SpA,
EUR 1,000	Reg. S, 3.250%, 01/16/23	1,179
EUR 1,500	Reg. S, 3.625%, 05/25/26	1,745
EUR 1,600	Wind Acquisition Finance SA, Reg. S, 7.000%, 04/23/21	1,811

		9,335

	Japan — 0.1%
	SoftBank Group Corp.,
200	4.500%, 04/15/20 (e)	208
EUR 400	Reg. S, 4.000%, 07/30/22	478
EUR 700	Reg. S, 4.750%, 07/30/25	858

		1,544

	Luxembourg — 1.1%
	Altice Financing SA,
400	6.500%, 01/15/22 (e)	415
650	7.500%, 05/15/26 (e)	702
EUR 500	Reg. S, 5.250%, 02/15/23	580
	Altice Luxembourg SA,
600	7.750%, 05/15/22 (e)	637
EUR 500	Reg. S, 6.250%, 02/15/25	590
EUR 1,000	Reg. S, 7.250%, 05/15/22	1,151
	ArcelorMittal,
1,974	7.000%, 02/25/22	2,238
63	7.500%, 03/01/41	71
268	7.750%, 10/15/39 (w)	306
EUR 1,250	Reg. S, 3.125%, 01/14/22	1,431
EUR 700	Auris Luxembourg II SA, Reg. S, 8.000%, 01/15/23	822
EUR 200	Galapagos SA, Reg. S, 5.375%, 06/15/21	219
GBP 317	Garfunkelux Holdco 2 SA, Reg. S, 11.000%, 11/01/23	442
EUR 1,000	INEOS Group Holdings SA, Reg. S, 5.375%, 08/01/24	1,157
	Intelsat Jackson Holdings SA,
355	5.500%, 08/01/23	303
223	7.250%, 04/01/19	215
407	7.250%, 10/15/20	381
425	7.500%, 04/01/21	389
762	8.000%, 02/15/24 (e)	822
EUR 550	Kloeckner Pentaplast of America, Inc., Reg. S, 7.125%, 11/01/20	620
EUR 500	Matterhorn Telecom Holding SA, Reg. S, 4.875%, 05/01/23	548

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Luxembourg — continued
EUR 350	Matterhorn Telecom SA, Reg. S, 3.875%, 05/01/22	391
EUR 600	SES SA, Reg. S, VAR, 4.625%, 01/02/22 (x) (y)	698
EUR 800	SIG Combibloc Holdings SCA, Reg. S, 7.750%, 02/15/23	934
EUR 500	Swissport Investments SA, Reg. S, 6.750%, 12/15/21	596
EUR 600	Telenet Finance V Luxembourg SCA, Reg. S, 6.250%, 08/15/22	685
EUR 400	Telenet Finance VI Luxembourg SCA, Reg. S, 4.875%, 07/15/27	475

		17,818

	Mexico — 0.2%
	Cemex SAB de CV,
645	5.700%, 01/11/25 (e)	677
1,760	6.125%, 05/05/25 (e)	1,890
200	7.750%, 04/16/26 (e)	227

		2,794

	Netherlands — 0.4%
400	Bluewater Holding BV, Reg. S, 10.000%, 12/10/19 (e)	338
250	Constellium NV, 6.625%, 03/01/25 (e)	246
EUR 300	Hema Bondco I BV, Reg. S, 6.250%, 06/15/19	331
EUR 300	Lincoln Finance Ltd., Reg. S, 6.875%, 04/15/21	351
	NXP BV,
355	4.125%, 06/01/21 (e)	371
400	4.625%, 06/15/22 (e)	430
565	Shell International Finance BV, 3.750%, 09/12/46	526
EUR 1,500	UPC Holding BV, Reg. S, 6.375%, 09/15/22	1,716
170	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	173
	Ziggo Bond Finance BV,
200	5.875%, 01/15/25 (e)	205
EUR 800	Reg. S, 4.625%, 01/15/25	917
330	Ziggo Secured Finance BV, 5.500%, 01/15/27 (e)	339

		5,943

	New Zealand — 0.0% (g)
	Reynolds Group Issuer, Inc.,
410	5.125%, 07/15/23 (e)	427
210	5.750%, 10/15/20	216
65	6.875%, 02/15/21	67

		710

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Portugal — 0.0% (g)
EUR 300	EDP—Energias de Portugal SA, Reg. S, VAR, 5.375%, 09/16/75	354

	Spain — 0.5%
EUR 300	CaixaBank SA, Reg. S, VAR, 3.500%, 02/15/27	339
EUR 1,000	Cirsa Funding Luxembourg SA, Reg. S, 5.750%, 05/15/21	1,161
	eDreams ODIGEO SA,
EUR 483	8.500%, 08/01/21	573
EUR 100	Reg. S, 8.500%, 08/01/21	119
EUR 800	Gas Natural Fenosa Finance BV, Reg. S, VAR, 4.125%, 11/18/22 (x) (y)	917
EUR 500	Gestamp Funding Luxembourg SA, Reg. S, 3.500%, 05/15/23	568
EUR 500	Repsol International Finance BV, Reg. S, VAR, 4.500%, 03/25/75	558
810	Telefonica Emisiones SAU, 5.213%, 03/08/47	838
	Telefonica Europe BV,
EUR 1,000	Reg. S, VAR, 5.000%, 03/31/20 (x) (y)	1,174
EUR 1,000	Reg. S, VAR, 7.625%, 09/18/21 (x) (y)	1,291

		7,538

	Sweden — 0.2%
EUR 988	Verisure Holding AB, Reg. S, 6.000%, 11/01/22	1,165
EUR 450	Volvo Car AB, Reg. S, 3.250%, 05/18/21	524
EUR 700	Volvo Treasury AB, Reg. S, VAR, 4.200%, 06/10/75	810

		2,499

	Switzerland — 0.1%
EUR 800	Dufry Finance SCA, Reg. S, 4.500%, 08/01/23	935

	United Arab Emirates — 0.0% (g)
703	Shelf Drilling Holdings Ltd., 9.500%, 11/02/20 (e)	700

	United Kingdom — 1.0%
	Anglo American Capital plc,
554	4.125%, 09/27/22 (e)	565
185	4.450%, 09/27/20 (e)	192
200	4.750%, 04/10/27 (e)	207
200	4.875%, 05/14/25 (e)	208
EUR 500	Reg. S, 2.500%, 04/29/21	573
EUR 1,100	Reg. S, 3.250%, 04/03/23	1,301
EUR 400	Reg. S, 3.500%, 03/28/22	477
600	Ashtead Capital, Inc., 5.625%, 10/01/24 (e)	641
300	Barclays plc, VAR, 8.250%, 12/15/18 (x) (y)	319

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United Kingdom — continued
GBP 650	Boparan Finance plc, Reg. S, 5.250%, 07/15/19	850
	Fiat Chrysler Automobiles NV,
663	5.250%, 04/15/23	681
EUR 800	Reg. S, 3.750%, 03/29/24	919
GBP 400	Galaxy Bidco Ltd., Reg. S, 6.375%, 11/15/20	533
GBP 400	Iceland Bondco plc, Reg. S, 6.750%, 07/15/24	557
GBP 400	Jaguar Land Rover Automotive plc, Reg. S, 3.875%, 03/01/23	538
	KCA Deutag UK Finance plc,
282	7.250%, 05/15/21 (e)	267
216	9.875%, 04/01/22 (e)	222
	Noble Holding International Ltd.,
24	5.250%, 03/15/42	16
160	6.200%, 08/01/40	113
GBP 300	Pizzaexpress Financing 1 plc, Reg. S, 8.625%, 08/01/22	388
	Royal Bank of Scotland Group plc,
1,147	6.100%, 06/10/23	1,233
475	6.125%, 12/15/22	512
200	VAR, 7.500%, 08/10/20 (x) (y)	207
200	VAR, 8.625%, 08/15/21 (x) (y)	216
EUR 800	Synlab Unsecured Bondco plc, Reg. S, 8.250%, 07/01/23	972
EUR 1,500	Tesco Corporate Treasury Services plc, Reg. S, 2.500%, 07/01/24	1,675
	Virgin Media Finance plc,
800	6.375%, 04/15/23 (e)	839
EUR 600	Reg. S, 4.500%, 01/15/25	682
EUR 500	Worldpay Finance plc, Reg. S, 3.750%, 11/15/22	589

		16,492

	United States — 14.2%
820	21st Century Fox America, Inc., 4.950%, 10/15/45	860
	Abbott Laboratories,
305	4.750%, 11/30/36	316
255	4.900%, 11/30/46	267
935	AbbVie, Inc., 4.450%, 05/14/46	908
	Acadia Healthcare Co., Inc.,
25	5.125%, 07/01/22	25
530	5.625%, 02/15/23	549
40	6.125%, 03/15/21	41
115	6.500%, 03/01/24	122

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
193	ACCO Brands Corp., 5.250%, 12/15/24 (e)	199
723	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	707
	Actavis Funding SCS,
310	4.550%, 03/15/35	313
310	4.750%, 03/15/45	315
	Adient Global Holdings Ltd.,
EUR 383	3.500%, 08/15/24	427
EUR 200	Reg. S, 3.500%, 08/15/24	223
1,090	ADT Corp. (The), 4.125%, 06/15/23	1,063
153	Advanced Micro Devices, Inc., 7.000%, 07/01/24	163
	AECOM,
548	5.125%, 03/15/27 (e)	549
615	5.875%, 10/15/24	660
1,000	AES Corp., 5.500%, 04/15/25	1,025
491	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	422
157	Airxcel, Inc., 8.500%, 02/15/22 (e)	162
	AK Steel Corp.,
411	7.000%, 03/15/27	406
215	7.500%, 07/15/23	234
	Albertsons Cos. LLC,
475	5.750%, 03/15/25 (e)	462
665	6.625%, 06/15/24 (e)	680
257	Alcoa Nederland Holding BV, 6.750%, 09/30/24 (e)	281
	Alere, Inc.,
190	6.375%, 07/01/23 (e)	207
292	6.500%, 06/15/20	298
	Aleris International, Inc.,
60	7.875%, 11/01/20	59
150	9.500%, 04/01/21 (e)	161
	Alliance Data Systems Corp.,
218	5.375%, 08/01/22 (e)	220
170	5.875%, 11/01/21 (e)	176
	Ally Financial, Inc.,
891	4.125%, 02/13/22	897
25	4.625%, 03/30/25	25
710	5.125%, 09/30/24	725
400	5.750%, 11/20/25	409
328	8.000%, 11/01/31	390
	Altice US Finance I Corp.,
790	5.375%, 07/15/23 (e)	825
457	5.500%, 05/15/26 (e)	472

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
670	Altria Group, Inc., 3.875%, 09/16/46	628
	AMC Entertainment Holdings, Inc.,
145	5.750%, 06/15/25	149
171	6.125%, 05/15/27 (e)	175
	AMC Networks, Inc.,
300	4.750%, 12/15/22	306
230	5.000%, 04/01/24	233
	American Axle & Manufacturing, Inc.,
738	6.250%, 04/01/25 (e)	734
618	6.500%, 04/01/27 (e)	613
50	6.625%, 10/15/22	52
197	American Greetings Corp., 7.875%, 02/15/25 (e)	210
	American International Group, Inc.,
540	3.875%, 01/15/35	503
525	4.800%, 07/10/45	541
	AmeriGas Partners LP,
252	5.625%, 05/20/24	256
193	5.750%, 05/20/27	194
127	5.875%, 08/20/26	129
525	Amgen, Inc., 4.400%, 05/01/45	518
164	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	166
30	Analog Devices, Inc., 4.500%, 12/05/36	30
	Antero Resources Corp.,
186	5.000%, 03/01/25 (e)	183
874	5.125%, 12/01/22	887
387	5.375%, 11/01/21	400
835	Apple, Inc., 3.850%, 08/04/46	809
90	Arch Capital Finance LLC, 5.031%, 12/15/46	98
45	Archrock Partners LP, 6.000%, 10/01/22	45
	Arconic, Inc.,
408	5.125%, 10/01/24	428
125	5.900%, 02/01/27	134
120	6.750%, 01/15/28	133
	AT&T, Inc.,
600	4.350%, 06/15/45	532
850	4.500%, 03/09/48	767
305	5.250%, 03/01/37	313
	Avaya, Inc.,
815	7.000%, 04/01/19 (d) (e)	682
205	10.500%, 03/01/21 (d) (e)	28
	Axalta Coating Systems LLC,
270	4.875%, 08/15/24 (e)	280
EUR 400	Reg. S, 4.250%, 08/15/24	465

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
213	B&G Foods, Inc., 5.250%, 04/01/25	218
	Ball Corp.,
100	4.000%, 11/15/23	102
EUR 600	4.375%, 12/15/23	730
210	5.250%, 07/01/25	227
	Bank of America Corp.,
360	4.875%, 04/01/44	391
378	Series AA, VAR, 6.100%, 03/17/25 (x) (y)	405
720	VAR, 3.824%, 01/20/28	725
	Berry Plastics Corp.,
330	5.125%, 07/15/23	343
190	5.500%, 05/15/22	199
864	Blue Cube Spinco, Inc., 10.000%, 10/15/25	1,065
115	Blue Racer Midstream LLC, 6.125%, 11/15/22 (e)	118
109	Booz Allen Hamilton, Inc., 5.125%, 05/01/25 (e)	110
	Boyd Gaming Corp.,
120	6.375%, 04/01/26	129
212	6.875%, 05/15/23	228
923	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	923
415	BWAY Holding Co., 5.500%, 04/15/24 (e)	420
623	Cablevision Systems Corp., 8.000%, 04/15/20	696
	CalAtlantic Group, Inc.,
83	5.250%, 06/01/26	85
524	5.875%, 11/15/24	563
302	Caleres, Inc., 6.250%, 08/15/23	317
855	California Resources Corp., 8.000%, 12/15/22 (e)	658
	Calpine Corp.,
370	5.250%, 06/01/26 (e)	372
4	5.375%, 01/15/23	4
20	5.500%, 02/01/24	19
7	5.750%, 01/15/25	7
600	5.875%, 01/15/24 (e)	630
376	Camelot Finance SA, 7.875%, 10/15/24 (e)	403
345	CBS Corp., 4.600%, 01/15/45	345
103	CCM Merger, Inc., 6.000%, 03/15/22 (e)	106
	CCO Holdings LLC,
370	5.125%, 05/01/27 (e)	377
480	5.500%, 05/01/26 (e)	504
774	5.750%, 02/15/26 (e)	822
1,224	5.875%, 04/01/24 (e)	1,310

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	CDW LLC,
105	5.000%, 09/01/23	108
415	5.500%, 12/01/24	442
	Cedar Fair LP,
5	5.375%, 06/01/24	5
60	5.375%, 04/15/27 (e)	62
	Centene Corp.,
162	4.750%, 05/15/22	168
355	4.750%, 01/15/25	361
295	5.625%, 02/15/21	310
220	6.125%, 02/15/24	237
	CF Industries, Inc.,
146	4.500%, 12/01/26 (e)	149
430	5.150%, 03/15/34	389
77	5.375%, 03/15/44	67
	Charter Communications Operating LLC,
505	6.384%, 10/23/35	581
460	6.484%, 10/23/45	539
250	Chemours Co. (The), 7.000%, 05/15/25	275
	Cheniere Corpus Christi Holdings LLC,
270	5.875%, 03/31/25 (e)	287
270	7.000%, 06/30/24 (e)	302
	Chesapeake Energy Corp.,
387	4.875%, 04/15/22	355
220	6.125%, 02/15/21	216
268	8.000%, 01/15/25 (e)	265
205	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	217
288	Cinemark USA, Inc., 5.125%, 12/15/22	297
680	CIT Group, Inc., 5.000%, 08/15/22	732
362	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	368
	Citigroup, Inc.,
308	4.650%, 07/30/45	321
540	VAR, 3.887%, 01/10/28	548
280	Series R, VAR, 6.125%, 11/15/20 (x) (y)	299
240	Series T, VAR, 6.250%, 08/15/26 (x) (y)	261
	Claire’s Stores, Inc.,
159	6.125%, 03/15/20 (e)	64
26	9.000%, 03/15/19 (e)	12
	Clear Channel Worldwide Holdings, Inc.,
15	Series A, 6.500%, 11/15/22	15
995	Series B, 6.500%, 11/15/22	1,031
55	Series A, 7.625%, 03/15/20	55
465	Series B, 7.625%, 03/15/20	470
270	Clearwater Paper Corp., 4.500%, 02/01/23	260

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
559	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	509
229	Coeur Mining, Inc., 7.875%, 02/01/21	237
235	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	275
	Comcast Corp.,
270	3.400%, 07/15/46	234
115	4.600%, 08/15/45	120
180	4.750%, 03/01/44	192
479	Commercial Metals Co., 4.875%, 05/15/23	481
	CommScope Technologies LLC,
237	5.000%, 03/15/27 (e)	239
238	6.000%, 06/15/25 (e)	254
	CommScope, Inc.,
310	5.000%, 06/15/21 (e)	319
85	5.500%, 06/15/24 (e)	89
	Community Health Systems, Inc.,
92	5.125%, 08/01/21	91
334	6.875%, 02/01/22	277
320	7.125%, 07/15/20	287
30	CONSOL Energy, Inc., 5.875%, 04/15/22	29
306	Consolidated Communications, Inc., 6.500%, 10/01/22	302
	Continental Resources, Inc.,
152	4.500%, 04/15/23	150
760	5.000%, 09/15/22	766
	Covanta Holding Corp.,
100	5.875%, 03/01/24	100
60	5.875%, 07/01/25	60
95	6.375%, 10/01/22	98
	Crestwood Midstream Partners LP,
116	5.750%, 04/01/25 (e)	120
269	6.250%, 04/01/23	281
225	Crown Americas LLC, 4.250%, 09/30/26 (e)	220
EUR 750	Crown European Holdings SA, Reg. S, 4.000%, 07/15/22	912
	CSC Holdings LLC,
463	5.500%, 04/15/27 (e)	479
564	6.750%, 11/15/21	620
205	10.125%, 01/15/23 (e)	238
20	CSI Compressco LP, 7.250%, 08/15/22	19
80	Cumberland Farms, Inc., 6.750%, 05/01/25 (e)	83
137	CURO Financial Technologies Corp., 12.000%, 03/01/22 (e)	145
921	CVR Partners LP, 9.250%, 06/15/23 (e)	941

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	CyrusOne LP,
255	5.000%, 03/15/24 (e)	262
157	5.375%, 03/15/27 (e)	162
352	Dana Financing Luxembourg SARL, 5.750%, 04/15/25 (e)	361
71	Dana, Inc., 5.500%, 12/15/24	72
	DaVita, Inc.,
458	5.125%, 07/15/24	471
115	5.750%, 08/15/22	119
	DCP Midstream Operating LP,
430	3.875%, 03/15/23	419
87	4.950%, 04/01/22	89
270	6.750%, 09/15/37 (e)	296
1,287	Dean Foods Co., 6.500%, 03/15/23 (e)	1,358
	Diamond 1 Finance Corp.,
670	5.875%, 06/15/21 (e)	710
464	6.020%, 06/15/26 (e)	511
688	7.125%, 06/15/24 (e)	760
400	8.350%, 07/15/46 (e)	518
414	Diebold Nixdorf, Inc., 8.500%, 04/15/24	462
	DISH DBS Corp.,
145	5.875%, 07/15/22	154
305	5.875%, 11/15/24	320
2,229	6.750%, 06/01/21	2,424
275	7.750%, 07/01/26	322
399	Dole Food Co., Inc., 7.250%, 06/15/25 (e)	413
211	Dollar Tree, Inc., 5.750%, 03/01/23	224
460	Dominion Gas Holdings LLC, 4.600%, 12/15/44	464
316	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	305
210	DuPont Fabros Technology LP, 5.875%, 09/15/21	219
	Dynegy, Inc.,
1,007	5.875%, 06/01/23	889
190	7.375%, 11/01/22	182
330	7.625%, 11/01/24	302
200	8.000%, 01/15/25 (e)	183
66	Eagle II Acquisition Co. LLC, 6.000%, 04/01/25 (e)	68
65	Eldorado Resorts, Inc., 7.000%, 08/01/23	70
3,322	Embarq Corp., 7.995%, 06/01/36	3,384
	EMC Corp.,
326	2.650%, 06/01/20	319

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
385	3.375%, 06/01/23	371
220	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24 (e)	243
	Endo Dac,
200	5.875%, 10/15/24 (e)	203
600	6.000%, 07/15/23 (e)	526
	Endo Finance LLC,
250	5.375%, 01/15/23 (e)	214
546	5.750%, 01/15/22 (e)	505
673	Energy Transfer Equity LP, 5.875%, 01/15/24	725
205	Energy Transfer Partners LP, 5.150%, 02/01/43	198
275	EnerSys, 5.000%, 04/30/23 (e)	280
	Ensco plc,
52	4.500%, 10/01/24	43
115	5.200%, 03/15/25	97
50	8.000%, 01/31/24	50
895	Enterprise Products Operating LLC, 4.900%, 05/15/46	936
	Envision Healthcare Corp.,
162	5.125%, 07/01/22 (e)	164
524	5.625%, 07/15/22	541
	EP Energy LLC,
172	7.750%, 09/01/22	138
1,447	8.000%, 02/15/25 (e)	1,288
1,158	9.375%, 05/01/20	1,097
	Equinix, Inc.,
750	5.375%, 01/01/22	793
47	5.375%, 04/01/23	49
183	5.750%, 01/01/25	196
86	5.875%, 01/15/26	93
328	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	332
88	EW Scripps Co. (The), 5.125%, 05/15/25 (e)	90
520	Exelon Corp., 4.450%, 04/15/46	522
540	Express Scripts Holding Co., 4.800%, 07/15/46 (j)	525
146	Ferrellgas LP, 6.750%, 06/15/23	141
200	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	205
	First Data Corp.,
614	5.000%, 01/15/24 (e)	628
116	5.375%, 08/15/23 (e)	121
112	5.750%, 01/15/24 (e)	116
803	7.000%, 12/01/23 (e)	861

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
97	Flex Acquisition Co., Inc., 6.875%, 01/15/25 (e)	100
	Ford Motor Co.,
955	4.750%, 01/15/43	899
265	5.291%, 12/08/46	268
	Freeport-McMoRan, Inc.,
620	3.550%, 03/01/22	583
955	3.875%, 03/15/23	886
392	5.400%, 11/14/34	349
528	5.450%, 03/15/43	450
	Frontier Communications Corp.,
285	6.250%, 09/15/21	264
1,085	8.500%, 04/15/20	1,147
614	9.250%, 07/01/21	627
513	10.500%, 09/15/22	516
632	11.000%, 09/15/25	609
210	FTI Consulting, Inc., 6.000%, 11/15/22	219
311	Gartner, Inc., 5.125%, 04/01/25 (e)	322
732	Gates Global LLC, 6.000%, 07/15/22 (e)	736
292	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	333
	General Motors Co.,
385	5.000%, 04/01/35	381
830	5.200%, 04/01/45	808
497	Genesis Energy LP, 5.625%, 06/15/24	488
595	Genesys Telecommunications Laboratories, Inc., 10.000%, 11/30/24 (e)	659
845	GenOn Energy, Inc., 9.875%, 10/15/20	524
	Gilead Sciences, Inc.,
550	4.150%, 03/01/47	519
370	4.600%, 09/01/35	384
	Global Partners LP,
165	6.250%, 07/15/22	163
210	7.000%, 06/15/23	208
650	GLP Capital LP, 5.375%, 11/01/23	702
275	Golden Nugget, Inc., 8.500%, 12/01/21 (e)	294
	Goldman Sachs Group, Inc. (The),
275	3.500%, 11/16/26	273
460	3.850%, 01/26/27	467
375	4.750%, 10/21/45	401
120	Goodman Networks, Inc., 12.225%, 07/01/18 (d)	45
760	Goodyear Tire & Rubber Co. (The), 4.875%, 03/15/27	760

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
100	Graphic Packaging International, Inc., 4.125%, 08/15/24	100
	Gray Television, Inc.,
285	5.125%, 10/15/24 (e)	285
165	5.875%, 07/15/26 (e)	171
385	Great Plains Energy, Inc., 4.850%, 04/01/47	391
395	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	398
9	Guitar Center, Inc., 6.500%, 04/15/19 (e)	8
520	Halliburton Co., 5.000%, 11/15/45	556
463	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	421
	Harland Clarke Holdings Corp.,
200	6.875%, 03/01/20 (e)	205
216	8.375%, 08/15/22 (e)	222
430	Harris Corp., 5.054%, 04/27/45	472
525	HCA Holdings, Inc., 6.250%, 02/15/21	570
	HCA, Inc.,
289	3.750%, 03/15/19	296
205	4.250%, 10/15/19	212
575	5.875%, 03/15/22	638
1,316	5.875%, 05/01/23	1,432
535	5.875%, 02/15/26	569
125	6.500%, 02/15/20	137
472	7.500%, 02/15/22	543
5	8.000%, 10/01/18	5
	HD Supply, Inc.,
65	5.250%, 12/15/21 (e)	68
330	5.750%, 04/15/24 (e)	351
335	Hecla Mining Co., 6.875%, 05/01/21	348
550	Hess Corp., 5.800%, 04/01/47	568
1,187	Hexion, Inc., 6.625%, 04/15/20	1,122
801	Hilcorp Energy I LP, 5.000%, 12/01/24 (e)	751
225	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	227
250	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	266
	Hilton Worldwide Finance LLC,
216	4.625%, 04/01/25 (e)	222
108	4.875%, 04/01/27 (e)	111
224	Holly Energy Partners LP, 6.000%, 08/01/24 (e)	237
313	Hologic, Inc., 5.250%, 07/15/22 (e)	330
	Hughes Satellite Systems Corp.,
484	5.250%, 08/01/26 (e)	492
174	6.625%, 08/01/26 (e)	179

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
990	IASIS Healthcare LLC, 8.375%, 05/15/19	965
	Icahn Enterprises LP,
115	5.875%, 02/01/22	118
114	6.250%, 02/01/22 (e)	119
114	6.750%, 02/01/24 (e)	119
1,282	iHeartCommunications, Inc., 9.000%, 12/15/19	1,058
204	IHS Markit Ltd., 4.750%, 02/15/25 (e)	213
1,015	ILFC E-Capital Trust I, VAR, 4.660%, 12/21/65 (e)	964
580	ILFC E-Capital Trust II, VAR, 4.910%, 12/21/65 (e)	557
303	Infor Software Parent LLC, 7.125% (cash), 05/01/21 (e) (v)	310
	Infor US, Inc.,
324	5.750%, 08/15/20 (e)	338
324	6.500%, 05/15/22	337
163	Informatica LLC, 7.125%, 07/15/23 (e)	160
110	Intel Corp., 4.100%, 05/19/46	111
	International Game Technology plc,
375	6.250%, 02/15/22 (e)	409
400	6.500%, 02/15/25 (e)	438
EUR 1,000	Reg. S, 4.750%, 02/15/23	1,190
	Iron Mountain, Inc.,
454	5.750%, 08/15/24	468
266	6.000%, 10/01/20 (e)	278
212	Isle of Capri Casinos, Inc., 5.875%, 03/15/21	219
340	Jack Ohio Finance LLC, 6.750%, 11/15/21 (e)	355
245	Jaguar Holding Co. II, 6.375%, 08/01/23 (e)	255
	JC Penney Corp., Inc.,
450	5.875%, 07/01/23 (e)	455
4	8.125%, 10/01/19	4
59	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	59
45	Johnson Controls International plc, 4.500%, 02/15/47	46
111	Kaiser Aluminum Corp., 5.875%, 05/15/24	118
250	KFC Holding Co., 5.250%, 06/01/26 (e)	256
171	Koppers, Inc., 6.000%, 02/15/25 (e)	179
	Kraft Heinz Foods Co.,
1,140	4.375%, 06/01/46	1,085
300	5.000%, 06/04/42	309
555	Kroger Co. (The), 3.875%, 10/15/46	503
	L Brands, Inc.,
250	6.750%, 07/01/36	242
325	6.875%, 11/01/35	321

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
45	L3 Technologies, Inc., 3.850%, 12/15/26	46
239	Ladder Capital Finance Holdings LLLP, 5.250%, 03/15/22 (e)	245
	Lamar Media Corp.,
64	5.000%, 05/01/23	67
432	5.375%, 01/15/24	456
434	Landry’s, Inc., 6.750%, 10/15/24 (e)	455
	Level 3 Financing, Inc.,
268	5.125%, 05/01/23	275
132	5.250%, 03/15/26	136
197	5.375%, 01/15/24	205
306	5.375%, 05/01/25	319
312	5.625%, 02/01/23	324
5	VAR, 4.762%, 01/15/18	5
5	Levi Strauss & Co., 5.000%, 05/01/25	5
251	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	291
114	LifePoint Health, Inc., 5.500%, 12/01/21	118
	Live Nation Entertainment, Inc.,
300	4.875%, 11/01/24 (e)	302
255	5.375%, 06/15/22 (e)	265
EUR 550	LKQ Italia Bondco SpA, Reg. S, 3.875%, 04/01/24	639
350	Lockheed Martin Corp., 3.800%, 03/01/45	334
258	LPL Holdings, Inc., 5.750%, 09/15/25 (e)	262
	Mallinckrodt International Finance SA,
63	4.750%, 04/15/23	54
90	5.500%, 04/15/25 (e)	82
98	5.625%, 10/15/23 (e)	93
183	5.750%, 08/01/22 (e)	180
255	Marathon Petroleum Corp., 4.750%, 09/15/44	236
158	Martin Midstream Partners LP, 7.250%, 02/15/21	162
263	Masonite International Corp., 5.625%, 03/15/23 (e)	273
292	MasTec, Inc., 4.875%, 03/15/23	292
249	Mediacom Broadband LLC, 6.375%, 04/01/23	262
520	MetLife, Inc., 4.600%, 05/13/46	559
95	MGM Growth Properties Operating Partnership LP, 5.625%, 05/01/24	102
	MGM Resorts International,
296	4.625%, 09/01/26	295
260	6.000%, 03/15/23	284
250	6.625%, 12/15/21	281
280	7.750%, 03/15/22	326

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Micron Technology, Inc.,
660	5.250%, 08/01/23 (e)	683
529	5.250%, 01/15/24 (e)	545
60	5.500%, 02/01/25	63
216	Microsemi Corp., 9.125%, 04/15/23 (e)	248
300	Microsoft Corp., 4.100%, 02/06/37	312
35	Momentive Performance Materials USA, Inc., 8.875%, 10/15/20 (d)	–
247	Momentive Performance Materials, Inc., 3.880%, 10/24/21	245
	Morgan Stanley,
310	3.625%, 01/20/27	311
710	4.300%, 01/27/45	709
911	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	979
155	MPLX LP, 5.200%, 03/01/47	159
214	MSCI, Inc., 5.250%, 11/15/24 (e)	227
4	Murphy Oil USA, Inc., 6.000%, 08/15/23	4
525	Mylan NV, 5.250%, 06/15/46	539
264	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	267
	Nationstar Mortgage LLC,
185	6.500%, 07/01/21	188
398	6.500%, 06/01/22	400
766	Nature’s Bounty Co. (The), 7.625%, 05/15/21 (e)	814
938	Navistar International Corp., 8.250%, 11/01/21	950
210	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	229
265	NCL Corp. Ltd., 4.750%, 12/15/21 (e)	272
350	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	205
	Netflix, Inc.,
EUR 624	3.625%, 05/15/27	687
246	4.375%, 11/15/26 (e)	242
115	5.750%, 03/01/24	124
	New Albertsons, Inc.,
51	6.625%, 06/01/28	46
23	7.450%, 08/01/29	22
30	7.750%, 06/15/26	29
392	8.000%, 05/01/31	382
225	8.700%, 05/01/30	223
382	New Home Co., Inc. (The), 7.250%, 04/01/22 (e)	397
126	Newfield Exploration Co., 5.625%, 07/01/24	133

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Nexstar Broadcasting, Inc.,
245	5.625%, 08/01/24 (e)	251
35	6.125%, 02/15/22 (e)	37
	NGL Energy Partners LP,
2	5.125%, 07/15/19	2
301	6.125%, 03/01/25 (e)	281
325	Nielsen Co. Luxembourg SARL (The), 5.000%, 02/01/25 (e)	325
783	Nielsen Finance LLC, 5.000%, 04/15/22 (e)	806
483	Noble Energy, Inc., 5.050%, 11/15/44	499
	Novelis Corp.,
509	5.875%, 09/30/26 (e)	523
341	6.250%, 08/15/24 (e)	361
	NRG Energy, Inc.,
850	6.250%, 05/01/24	847
215	7.250%, 05/15/26	220
	NRG Yield Operating LLC,
180	5.000%, 09/15/26 (e)	176
250	5.375%, 08/15/24	256
228	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	233
	NuStar Logistics LP,
156	4.800%, 09/01/20	161
162	5.625%, 04/28/27	167
144	6.750%, 02/01/21	156
40	NWH Escrow Corp., 7.500%, 08/01/21 (e)	36
218	Olin Corp., 5.125%, 09/15/27	227
505	ONEOK Partners LP, 6.200%, 09/15/43	576
430	Oracle Corp., 4.000%, 07/15/46	420
	Outfront Media Capital LLC,
33	5.250%, 02/15/22	34
195	5.625%, 02/15/24	205
405	5.875%, 03/15/25	428
	Owens-Brockway Glass Container, Inc.,
80	5.000%, 01/15/22 (e)	83
255	5.375%, 01/15/25 (e)	266
117	6.375%, 08/15/25 (e)	127
552	Parker Drilling Co., 6.750%, 07/15/22	490
160	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	165
268	Pattern Energy Group, Inc., 5.875%, 02/01/24 (e)	275
167	PBF Holding Co. LLC, 7.000%, 11/15/23	170
157	PBF Logistics LP, 6.875%, 05/15/23	161
92	Peabody Energy Corp., 6.000%, 03/31/22 (e)	94

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
75	Penn Virginia Corp., 8.500%, 05/01/20 (d)	1
293	Penske Automotive Group, Inc., 5.500%, 05/15/26	292
80	Performance Food Group, Inc., 5.500%, 06/01/24 (e)	83
249	PetSmart, Inc., 7.125%, 03/15/23 (e)	227
290	Philip Morris International, Inc., 4.875%, 11/15/43	316
725	Phillips 66, 4.875%, 11/15/44	747
150	Phillips 66 Partners LP, 4.900%, 10/01/46	147
329	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	342
111	Plantronics, Inc., 5.500%, 05/31/23 (e)	113
300	PolyOne Corp., 5.250%, 03/15/23	308
	Post Holdings, Inc.,
250	5.000%, 08/15/26 (e)	249
265	5.500%, 03/01/25 (e)	277
241	5.750%, 03/01/27 (e)	249
90	Prestige Brands, Inc., 6.375%, 03/01/24 (e)	96
1,250	Prime Security Services Borrower LLC, 9.250%, 05/15/23 (e)	1,366
115	Provident Funding Associates LP, 6.750%, 06/15/21 (e)	118
525	Prudential Financial, Inc., 4.600%, 05/15/44	560
EUR 200	PSPC Escrow Corp., Reg. S, 6.000%, 02/01/23	229
15	PVH Corp., 4.500%, 12/15/22	15
291	Qorvo, Inc., 6.750%, 12/01/23	316
10	Quad/Graphics, Inc., 7.000%, 05/01/22	10
475	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	480
	Quintiles IMS, Inc.,
EUR 500	3.250%, 03/15/25 (e)	547
230	4.875%, 05/15/23 (e)	236
345	Qwest Capital Funding, Inc., 7.750%, 02/15/31	334
120	Qwest Corp., 7.250%, 09/15/25	132
230	Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	244
211	Radian Group, Inc., 7.000%, 03/15/21	235
25	Radio Systems Corp., 8.375%, 11/01/19 (e)	26
	Range Resources Corp.,
305	4.875%, 05/15/25	293
171	5.000%, 03/15/23 (e)	169
	Regal Entertainment Group,
230	5.750%, 03/15/22	240
50	5.750%, 06/15/23	53
160	5.750%, 02/01/25	166

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Revlon Consumer Products Corp.,
110	5.750%, 02/15/21	109
924	6.250%, 08/01/24	899
555	Reynolds American, Inc., 4.450%, 06/12/25	592
	Rite Aid Corp.,
611	6.125%, 04/01/23 (e)	605
5	6.750%, 06/15/21	5
172	Rockies Express Pipeline LLC, 5.625%, 04/15/20 (e)	184
1	Royal Caribbean Cruises Ltd., 7.500%, 10/15/27	1
	RSP Permian, Inc.,
150	5.250%, 01/15/25 (e)	152
360	6.625%, 10/01/22	380
	Sabre GLBL, Inc.,
40	5.250%, 11/15/23 (e)	41
110	5.375%, 04/15/23 (e)	115
	Sally Holdings LLC,
75	5.500%, 11/01/23	76
92	5.625%, 12/01/25	95
	SBA Communications Corp.,
228	4.875%, 07/15/22	235
103	4.875%, 09/01/24 (e)	104
	Scientific Games International, Inc.,
510	7.000%, 01/01/22 (e)	546
430	10.000%, 12/01/22	466
157	Scotts Miracle-Gro Co. (The), 5.250%, 12/15/26 (e)	162
	Sealed Air Corp.,
105	4.875%, 12/01/22 (e)	109
410	5.125%, 12/01/24 (e)	430
100	5.250%, 04/01/23 (e)	106
200	5.500%, 09/15/25 (e)	214
	SemGroup Corp.,
228	5.625%, 07/15/22	228
65	5.625%, 11/15/23	64
1,100	Seminole Hard Rock Entertainment, Inc., 5.875%, 05/15/21 (e)	1,116
	Sensata Technologies BV,
388	4.875%, 10/15/23 (e)	392
38	5.000%, 10/01/25 (e)	39
7	5.625%, 11/01/24 (e)	7
200	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	216

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Service Corp. International,
335	5.375%, 05/15/24	354
80	8.000%, 11/15/21	94
EUR 300	Silgan Holdings, Inc., Reg. S, 3.250%, 03/15/25	330
	Sinclair Television Group, Inc.,
10	5.375%, 04/01/21	10
247	5.625%, 08/01/24 (e)	257
115	6.125%, 10/01/22	120
	Sirius XM Radio, Inc.,
148	4.625%, 05/15/23 (e)	151
430	5.375%, 04/15/25 (e)	441
431	Six Flags Entertainment Corp., 4.875%, 07/31/24 (e)	435
	SM Energy Co.,
241	5.625%, 06/01/25	230
19	6.500%, 01/01/23	19
100	6.750%, 09/15/26	101
430	Solera LLC, 10.500%, 03/01/24 (e)	491
105	Sonic Automotive, Inc., 6.125%, 03/15/27 (e)	106
440	Southern Power Co., Series F, 4.950%, 12/15/46	443
465	Spectra Energy Partners LP, 4.500%, 03/15/45	449
10	Speedway Motorsports, Inc., 5.125%, 02/01/23	10
398	Springleaf Finance Corp., 7.750%, 10/01/21	425
	Sprint Capital Corp.,
177	6.900%, 05/01/19	190
680	8.750%, 03/15/32	837
	Sprint Communications, Inc.,
350	7.000%, 03/01/20 (e)	383
255	7.000%, 08/15/20	276
102	8.375%, 08/15/17	104
750	9.000%, 11/15/18 (e)	820
	Sprint Corp.,
1,516	7.125%, 06/15/24	1,649
629	7.250%, 09/15/21	688
580	7.625%, 02/15/25	647
907	7.875%, 09/15/23	1,018
122	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	130
508	Standard Industries, Inc., 6.000%, 10/15/25 (e)	542

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Steel Dynamics, Inc.,
190	5.000%, 12/15/26 (e)	194
301	5.500%, 10/01/24	318
285	6.375%, 08/15/22	296
255	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	263
5	Stone Energy Corp., 7.500%, 05/31/22	5
675	Summit Materials LLC, 6.125%, 07/15/23	707
	Summit Midstream Holdings LLC,
208	5.500%, 08/15/22	208
304	5.750%, 04/15/25	308
730	Sunoco Logistics Partners Operations LP, 5.350%, 05/15/45 (j)	729
	Sunoco LP,
229	6.250%, 04/15/21	242
320	6.375%, 04/01/23	340
	SUPERVALU, Inc.,
630	6.750%, 06/01/21	644
1,185	7.750%, 11/15/22	1,214
364	Symantec Corp., 5.000%, 04/15/25 (e)	376
	Talen Energy Supply LLC,
150	4.600%, 12/15/21	116
3	4.625%, 07/15/19 (e)	3
100	6.500%, 06/01/25	79
375	9.500%, 07/15/22 (e)	351
310	Tallgrass Energy Partners LP, 5.500%, 09/15/24 (e)	312
	Targa Resources Partners LP,
431	4.250%, 11/15/23	427
422	5.125%, 02/01/25 (e)	436
60	5.250%, 05/01/23	62
125	5.375%, 02/01/27 (e)	130
100	6.750%, 03/15/24	109
553	Team Health Holdings, Inc., 6.375%, 02/01/25 (e)	540
	TEGNA, Inc.,
30	5.125%, 07/15/20	31
200	5.500%, 09/15/24 (e)	205
605	6.375%, 10/15/23	643
310	Teleflex, Inc., 5.250%, 06/15/24	319
265	Tempur Sealy International, Inc., 5.625%, 10/15/23	271
	Tenet Healthcare Corp.,
420	4.375%, 10/01/21	419
267	4.500%, 04/01/21	267

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
90	4.750%, 06/01/20	91
130	5.500%, 03/01/19	131
49	6.000%, 10/01/20	52
5	6.250%, 11/01/18	5
18	6.750%, 02/01/20	18
175	6.750%, 06/15/23	167
115	7.500%, 01/01/22 (e)	123
223	8.000%, 08/01/20	228
116	8.125%, 04/01/22	118
320	VAR, 4.631%, 06/15/20	322
148	Tennant Co., 5.625%, 05/01/25 (e)	154
482	Terex Corp., 5.625%, 02/01/25 (e)	493
500	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	555
	TerraForm Power Operating LLC,
100	SUB, 6.375%, 02/01/23 (e)	103
487	SUB, 6.625%, 06/15/25 (e)	515
226	Tesoro Corp., 5.125%, 12/15/26 (e)	241
	Tesoro Logistics LP,
315	5.250%, 01/15/25	334
576	6.250%, 10/15/22	618
175	6.375%, 05/01/24	191
1,000	TEXAS Co., 11.500%, 10/01/20 (d)	3
261	Titan International, Inc., 6.875%, 10/01/20	268
	T-Mobile USA, Inc.,
326	5.125%, 04/15/25	343
217	5.375%, 04/15/27	232
121	6.000%, 03/01/23	129
862	6.000%, 04/15/24	934
696	6.375%, 03/01/25	761
400	6.500%, 01/15/26	443
346	6.625%, 04/01/23	370
442	6.836%, 04/28/23	474
175	Toll Brothers Finance Corp., 5.625%, 01/15/24	188
247	Tops Holding LLC, 8.000%, 06/15/22 (e)	216
	TransDigm, Inc.,
462	5.500%, 10/15/20	472
821	6.000%, 07/15/22	846
369	6.375%, 06/15/26	372
10	6.500%, 07/15/24	10
259	6.500%, 05/15/25 (e)	265
464	Transocean Proteus Ltd., 6.250%, 12/01/24 (e)	473

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Transocean, Inc.,
223	5.800%, 10/15/22	207
984	6.800%, 03/15/38	787
251	7.500%, 04/15/31	224
798	9.000%, 07/15/23 (e)	851
268	9.100%, 12/15/41	249
EUR 600	Trinseo Materials Operating SCA, Reg. S, 6.375%, 05/01/22	699
438	Tutor Perini Corp., 6.875%, 05/01/25 (e)	460
	Ultra Resources, Inc.,
467	6.875%, 04/15/22 (e)	472
167	7.125%, 04/15/25 (e)	166
412	Unifrax I LLC, 7.500%, 02/15/19 (e)	412
131	Unit Corp., 6.625%, 05/15/21	130
645	United Continental Holdings, Inc., 5.000%, 02/01/24	648
	United Rentals North America, Inc.,
700	5.500%, 07/15/25	731
90	5.500%, 05/15/27	93
550	5.750%, 11/15/24	580
121	United States Steel Corp., 8.375%, 07/01/21 (e)	133
	Uniti Group, Inc.,
257	6.000%, 04/15/23 (e)	267
186	7.125%, 12/15/24 (e)	191
254	Univar USA, Inc., 6.750%, 07/15/23 (e)	265
	Univision Communications, Inc.,
285	5.125%, 05/15/23 (e)	290
982	5.125%, 02/15/25 (e)	978
613	6.750%, 09/15/22 (e)	642
215	US Concrete, Inc., 6.375%, 06/01/24	225
196	USIS Merger Sub, Inc., 6.875%, 05/01/25 (e)	199
	Valeant Pharmaceuticals International, Inc.,
603	5.875%, 05/15/23 (e)	446
411	6.125%, 04/15/25 (e)	303
564	6.375%, 10/15/20 (e)	484
162	6.500%, 03/15/22 (e)	166
236	6.750%, 08/15/18 (e)	235
503	6.750%, 08/15/21 (e)	415
492	7.000%, 10/01/20 (e)	432
353	7.000%, 03/15/24 (e)	360
259	7.250%, 07/15/22 (e)	208
299	7.500%, 07/15/21 (e)	248

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Verizon Communications, Inc.,
855	4.125%, 08/15/46	746
330	4.272%, 01/15/36	308
130	4.862%, 08/21/46	126
495	5.012%, 04/15/49 (e)	486
290	Versum Materials, Inc., 5.500%, 09/30/24 (e)	301
1,246	Vertiv Group Corp., 9.250%, 10/15/24 (e)	1,338
290	Viacom, Inc., 4.375%, 03/15/43	258
33	Weatherford International LLC, 6.800%, 06/15/37	31
	Weatherford International Ltd.,
269	4.500%, 04/15/22	254
120	5.950%, 04/15/42	105
432	6.500%, 08/01/36	408
77	6.750%, 09/15/40	73
273	7.000%, 03/15/38	262
214	8.250%, 06/15/23	232
2	9.875%, 02/15/24 (e)	2
547	West Corp., 5.375%, 07/15/22 (e)	552
	Western Digital Corp.,
246	7.375%, 04/01/23 (e)	269
349	10.500%, 04/01/24	412
40	Western Gas Partners LP, 5.450%, 04/01/44	42
221	Western Refining Logistics LP, 7.500%, 02/15/23	239
1,149	Whiting Petroleum Corp., 5.000%, 03/15/19	1,160
	Williams Cos., Inc. (The),
275	3.700%, 01/15/23	271
265	5.750%, 06/24/44	274
21	Series A, 7.500%, 01/15/31	25
142	7.750%, 06/15/31	168
	Windstream Services LLC,
135	7.500%, 06/01/22	131
194	7.500%, 04/01/23	183
143	7.750%, 10/01/21	144
	WMG Acquisition Corp.,
EUR 400	4.125%, 11/01/24 (e)	458
75	4.875%, 11/01/24 (e)	76
55	5.000%, 08/01/23 (e)	56
405	5.625%, 04/15/22 (e)	422
380	6.750%, 04/15/22 (e)	401
EUR 150	Reg. S, 4.125%, 11/01/24	171
240	Wynn Las Vegas LLC, 5.375%, 03/15/22	248

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	XPO Logistics, Inc.,
245	6.125%, 09/01/23 (e)	257
200	6.500%, 06/15/22 (e)	212
20	Xylem, Inc., 4.375%, 11/01/46	20
	Zayo Group LLC,
457	5.750%, 01/15/27 (e)	485
196	6.000%, 04/01/23	208
245	6.375%, 05/15/25	265

		234,271

	Total Corporate Bonds (Cost $336,800)	347,033

Foreign Government Securities — 4.0%
	Australia — 0.8%
AUD 17,000	Republic of Australia, Reg. S, 5.250%, 03/15/19	13,567

	Canada — 0.5%
CAD 11,600	Republic of Canada, 1.750%, 03/01/19	8,661

	France — 0.1%
EUR 1,700	Republic of France, Reg. S, 3.250%, 05/25/45	2,438

	Italy — 0.4%
	Republic of Italy,
EUR 4,000	0.450%, 06/01/21	4,327
EUR 980	Reg. S, 3.500%, 03/01/30 (e)	1,181
EUR 580	Reg. S, 4.750%, 09/01/44 (e)	791

		6,299

	Japan — 1.2%
	Government of Japan,
JPY 1,830,000	0.100%, 06/20/26	16,589
JPY 270,000	0.100%, 12/20/26	2,444

		19,033

	Spain — 0.2%
EUR 3,300	Kingdom of Spain, Reg. S, 4.000%, 04/30/20 (e)	4,034

	United Kingdom — 0.8%
	United Kingdom Gilt,
GBP 4,026	Reg. S, 1.000%, 09/07/17	5,231
GBP 5,300	Reg. S, 1.500%, 07/22/26	7,155

		12,386

	Total Foreign Government Securities (Cost $68,272)	66,418

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Investment Company — 2.8%
5,593	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b) (Cost $46,487)	46,198

PRINCIPAL AMOUNT
Loan Assignments — 0.5%
	Canada — 0.1%
288	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	193
834	MEG Energy Corp., 1st Lien Term B Loan, VAR, 4.540%, 12/31/23	835

		1,028

	United States — 0.4%
72	Avaya, Inc., DIP Term Loan, VAR, 8.500%, 01/24/18 (d)	74
145	Avaya, Inc., Extending Tranche Term Loan B-3, VAR, 5.670%, 10/26/17 ^	121
185	Avaya, Inc., Term Loan B-6, VAR, 6.532%, 03/31/18 (d)	154
75	Berry Plastics Corp., Term Loan L, VAR, 3.239%, 01/06/21	75
386	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.375%, 08/05/21	424
856	Chesapeake Energy Corp., 1st Lien Last Out Term Loan, VAR, 8.553%, 08/23/21 ^	924
212	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	213
84	Citgo Holding, Inc., Term Loan, VAR, 9.647%, 05/12/18 ^	85
211	Consolidated Communications, Inc., Term Loan B-2, VAR, 4.000%, 10/05/23 ^	212
232	Cortes NP Acquisition Corp., Term Loan B, VAR, 5.030%, 11/30/23	233
164	Dell Software Group, Term Loan, VAR, 7.000%, 10/31/22	167
100	Delta 2 Sarl, USD Facility B-3 Term Loan, VAR, 4.568%, 07/30/21	100
495	First Data Corp., Term Loan B, VAR, 3.988%, 07/08/22	495
48	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	46
284	Genesys Telecommunications Laboratories, Inc., Term Loan B, VAR, 5.158%, 12/01/23	286
213	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.743%, 09/01/22	214
71	Intrawest Operations Group LLC, Initial Term Loan, VAR, 4.500%, 12/09/20	72

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
153	Landry’s, Inc., 1st Lien Term Loan, VAR, 3.733%, 10/04/23	153
201	Microsemi Corp., Closing Date Term B Loan, VAR, 3.226%, 01/15/23	202
574	Moran Foods LLC, Term Loan B, VAR, 7.000%, 11/29/23	570
71	MTL Publishing LLC, Term B-4 Loan, VAR, 3.736%, 08/22/22	71
107	On Semiconductor Corp., 1st Lien Term Loan B, VAR, 3.243%, 03/31/23	108
205	Petco Animal Supplies, Inc., 1st Lien Term Loan B-1, VAR, 4.172%, 01/26/23	186
125	PetSmart, Inc., Term Loan B, VAR, 4.020%, 03/11/22 ^	114
191	Revlon Consumer Products Corp., Term Loan B, VAR, 4.493%, 09/07/23	191
5	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5
186	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	183
165	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.172%, 04/23/19	151
8	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.147%, 04/23/19	7
410	Ultra Resources, Inc., Term Loan, VAR, 4.000%, 04/12/24 ^	408
619	Viskase Corp., Inc., Initial Term Loan, VAR, 4.397%, 01/30/21	591
448	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	449
180	XPO Logistics, Inc., Term loan B, VAR, 3.405%, 11/01/21	181

		7,465

	Total Loan Assignments (Cost $8,475)	8,493

NUMBER OF CONTRACTS
Options Purchased — 0.4%
	United States — 0.4%
	Call Options Purchased — 0.4%
1,928	Euro STOXX 50 Index, expiring 06/16/17 at EUR 3,400.00, European Style (a)	3,423
18,560	iShares MSCI Emerging Markets Index, expiring 06/16/17 at $40.50, American Style (a)	1,179
231	Newell Brands, Inc., expiring 01/19/18 at $50.00, American Style (a)	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
		Call Options Purchased — continued
437		S&P 500 Index, expiring 06/16/17 at $2,375.00, European Style (a)	1,523

		Total Options Purchased (Cost $6,324)	6,190

SHARES
Preferred Stocks — 0.0% (g)
		Bermuda — 0.0% (g)
—	(h)	XLIT Ltd., Series D, VAR, 3.354%, 06/13/17 ($1,000 par value) @	74

		United States — 0.0% (g)
1		GMAC Capital Trust I, Series 2, VAR, 6.824%, 02/15/40 ($25 par value)	16

		Total Preferred Stocks (Cost $88)	90

NUMBER OF RIGHTS
Rights — 0.0% (g)
		United States — 0.0% (g)
44		MEDIA GEN, Inc. CVR (a)	—	(h)
17		Vistra Energy Corp. (a)	20

		Total Rights (Cost $—)	20

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 1.5%
		U.S. Treasury Bond,
3,100		3.625%, 08/15/43	3,495
4,000		3.750%, 08/15/41	4,597
800		5.375%, 02/15/31	1,079
870		6.125%, 08/15/29	1,216
		U.S. Treasury Note,
12,125		0.750%, 01/31/18 (k)	12,097
2,448		2.125%, 05/15/25	2,433

		Total U.S. Treasury Obligations (Cost $26,280)	24,917

SHARES
Short-Term Investments — 15.8%
		Foreign Government Treasury Bills — 3.9%
		Canadian Treasury Bill,
CAD 21,336		0.515%, 08/24/17 (n)	15,604
CAD 21,358		0.556%, 10/19/17 (n)	15,605
CAD 21,370		0.574%, 11/16/17 (n)	15,608
CAD 23,254		0.584%, 12/14/17 (n)	16,976

		Total Foreign Government Treasury Bills (Cost $65,950)	63,793

SHARES		SECURITY DESCRIPTION	VALUE

		Investment Company — 11.9%
196,570		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l)	196,570

		Total Short-Term Investments (Cost $262,520)	260,363

		Total Investments — 99.7% (Cost $1,528,900)	1,643,473
		Other Assets in Excess of Liabilities — 0.3%	5,176

		NET ASSETS — 100.0%	$1,648,649

Short Positions — 1.3%
Common Stocks — 1.3%
		Bermuda — 0.0% (g)
1		RenaissanceRe Holdings Ltd.	102

		Canada — 0.0% (g)
1		Agrium, Inc.	104
18		Enbridge, Inc.	753

			857

		Sweden — 0.0% (g)
1		Autoliv, Inc.	101

		United States — 1.3%
2		AbbVie, Inc.	123
1		Aflac, Inc.	108
2		AGCO Corp.	114
3		Air Lease Corp.	104
1		Air Products & Chemicals, Inc.	115
2		American Airlines Group, Inc.	100
1		AmerisourceBergen Corp.	101
1		Amgen, Inc.	108
2		Amphenol Corp., Class A	116
1		AptarGroup, Inc.	116
3		Aqua America, Inc.	112
1		AutoZone, Inc. (a)	896
2		Axis Capital Holdings Ltd.	106
2		Baxter International, Inc.	112
2		Bed Bath & Beyond, Inc.	91
3		Bemis Co., Inc.	154
1		Boeing Co. (The)	109
1		Cardinal Health, Inc.	100
1		Carter’s, Inc.	113
1		CBS Corp. (Non-Voting), Class B	100
1		CH Robinson Worldwide, Inc.	95
—	(h)	Chipotle Mexican Grill, Inc. (a)	124
2		Church & Dwight Co., Inc.	111

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
		United States — continued
3		Cisco Systems, Inc.	117
1		Clorox Co. (The)	118
1		CME Group, Inc.	104
2		Consolidated Edison, Inc.	119
6		Coty, Inc., Class A	114
—	(h)	CR Bard, Inc.	145
1		Crown Castle International Corp.	112
12		CVS Health Corp.	954
1		Darden Restaurants, Inc.	127
1		Digital Realty Trust, Inc.	121
2		Dominion Resources, Inc.	119
3		Domtar Corp.	112
3		Donaldson Co., Inc.	121
1		Duke Energy Corp.	113
5		Edgewell Personal Care Co. (a)	375
2		Emerson Electric Co.	115
1		Equifax, Inc.	111
2		Eversource Energy	112
1		Exxon Mobil Corp.	101
2		Fastenal Co.	104
1		Federal Realty Investment Trust	102
4		Federated Investors, Inc., Class B	99
4		Fifth Third Bancorp	93
5		First Horizon National Corp.	94
40		Ford Motor Co.	458
3		Franklin Resources, Inc.	112
6		Fulton Financial Corp.	106
16		General Mills, Inc.	926
16		General Motors Co.	540
2		Greif, Inc., Class A	117
1		Hasbro, Inc.	110
4		Healthcare Realty Trust, Inc.	115
3		Healthcare Trust of America, Inc., Class A	104
2		Helmerich & Payne, Inc.	93
1		Hershey Co. (The)	107
2		Hess Corp.	110
1		Illinois Tool Works, Inc.	115
3		Intel Corp.	106
2		International Paper Co.	122
4		Interpublic Group of Cos., Inc. (The)	103
1		JB Hunt Transport Services, Inc.	105
1		Johnson & Johnson	108
4		Juniper Networks, Inc.	122
17		Kellogg Co.	1,199

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
3	Kohl’s Corp.	104
1	LyondellBasell Industries NV, Class A	106
1	M&T Bank Corp.	177
7	Marathon Oil Corp.	98
1	Medtronic plc	110
8	Molson Coors Brewing Co., Class B	782
4	Murphy Oil Corp.	103
2	Nasdaq, Inc.	105
2	National Fuel Gas Co.	104
3	National Oilwell Varco, Inc.	95
3	NetApp, Inc.	107
3	Noble Energy, Inc.	101
2	Nordstrom, Inc.	108
5	Omnicom Group, Inc.	452
2	ONEOK, Inc.	105
2	O’Reilly Automotive, Inc. (a)	513
1	Packaging Corp. of America	112
6	People’s United Financial, Inc.	99
1	Praxair, Inc.	118
2	Principal Financial Group, Inc.	110
1	Prudential Financial, Inc.	108
1	Ralph Lauren Corp.	109
2	Republic Services, Inc.	112
1	salesforce.com, Inc. (a)	116
15	Sally Beauty Holdings, Inc. (a)	292
2	SCANA Corp.	107
1	Schlumberger Ltd.	103
1	Scripps Networks Interactive, Inc., Class A	100
2	Seagate Technology plc	98
13	Sealed Air Corp.	572
1	Simon Property Group, Inc.	161
2	Sonoco Products Co.	105
2	Southern Co. (The)	119
1	Stryker Corp.	122
2	Sysco Corp.	108
6	Tanger Factory Outlet Centers, Inc.	203
2	Target Corp.	96
1	Torchmark Corp.	107
1	Travelers Cos., Inc. (The)	102
7	Twitter, Inc. (a)	120
3	UDR, Inc.	116
4	United Parcel Service, Inc., Class B	470
1	United Technologies Corp.	110
2	US Bancorp	114

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	United States — continued
1	Varian Medical Systems, Inc. (a)	121
2	Ventas, Inc.	116
2	Wal-Mart Stores, Inc.	113
2	Waste Management, Inc.	112
2	Webster Financial Corp.	101
2	Welltower, Inc.	121
2	Whirlpool Corp.	340
4	Whole Foods Market, Inc.	134
1	Willis Towers Watson plc	110
2	WR Berkley Corp.	119
2	Xilinx, Inc.	123

		20,897

	Total Securities Sold Short (Proceeds $22,278)	21,957

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY (LONG)	PERCENTAGE
Banks	5.9%
Foreign Government Securities	4.1
Oil, Gas & Consumable Fuels	4.1
Media	3.3
Pharmaceuticals	3.3
Mutual Funds	2.9
Diversified Telecommunication Services	2.7
Asset-Backed Securities	2.7
Insurance	2.5
Health Care Providers & Services	2.2
Collateralized Mortgage Obligations	2.1
Hotels, Restaurants & Leisure	1.9
Internet Software & Services	1.9
Metals & Mining	1.9
Capital Markets	1.8
Automobiles	1.8
IT Services	1.8
Software	1.7
Chemicals	1.5
Semiconductors & Semiconductor Equipment	1.4
Food & Staples Retailing	1.3
Wireless Telecommunication Services	1.3
Electric Utilities	1.3
Industrial Conglomerates	1.2
Food Products	1.2
Beverages	1.2
Technology Hardware, Storage & Peripherals	1.1
Household Durables	1.1
Machinery	1.1
Internet & Direct Marketing Retail	1.0
Containers & Packaging	1.0
Others (each less than 1.0%)	19.9
Short-Term Investments	15.8

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2017

INDUSTRY (SHORT)	PERCENTAGE
Food Products	10.2%
Specialty Retail	8.2
Oil, Gas & Consumable Fuels	6.2
Food & Staples Retailing	6.0
Containers & Packaging	5.9
Equity Real Estate Investment Trusts (REITs)	5.8
Automobiles	4.5
Insurance	4.4
Banks	3.6
Beverages	3.6
Media	3.4
Health Care Equipment & Supplies	2.8
Air Freight & Logistics	2.6
Personal Products	2.2
Chemicals	2.0

INDUSTRY (SHORT)	PERCENTAGE
Capital Markets	1.9%
Machinery	1.6
Multi-Utilities	1.6
Electric Utilities	1.6
Household Durables	1.5
Multiline Retail	1.4
Energy Equipment & Services	1.3
Hotels, Restaurants & Leisure	1.1
Communications Equipment	1.1
Biotechnology	1.1
Household Products	1.0
Semiconductors & Semiconductor Equipment	1.0
Commercial Services & Supplies	1.0
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	10.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
357	TOPIX Index	06/08/17	JPY	49,073	(192)
51	Euro STOXX 50 Index	06/16/17	USD	1,949	103
19	FTSE 100 Index	06/16/17	USD	1,763	(26)
1,674	Mini MSCI Emerging Markets Index	06/16/17	USD	81,942	3,230
219	Mini Russell 2000	06/16/17	USD	15,313	143
349	Euro FX	06/19/17	USD	47,643	333
	Short Futures Outstanding
(22)	Euro-Buxl 30-Year Bond	06/08/17	EUR	(4,054)	(41)
(81)	10 Year Japanese Government Bond	06/12/17	JPY	(10,974)	(70)
(13)	E-mini S&P 500	06/16/17	USD	(1,547)	(6)
(266)	Euro STOXX 50 Index	06/16/17	USD	(10,166)	(19)
(44)	10 Year U.S. Treasury Note	06/21/17	USD	(5,532)	(12)
(17)	U.S. Treasury Long Bond	06/21/17	USD	(2,600)	(49)

					3,394

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
469	EUR	National Australia Bank	05/03/17	511	511	—	(h)
5,297	EUR	Australia and New Zealand Banking Group Ltd.	06/30/17	5,776	5,788	12
529	EUR	Morgan Stanley	06/30/17	563	578	15
2,648	EUR	National Australia Bank	06/30/17	2,853	2,894	41
165	GBP	National Australia Bank	06/30/17	206	214	8
				9,909	9,985	76

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
831	AUD	Australia and New Zealand Banking Group Ltd.	06/30/17	621	621	— (h)
17,217	AUD	National Australia Bank	06/30/17	13,071	12,879	192
85,069	CAD	Citibank, N.A.	05/31/17	62,780	62,345	435
1,861	CAD	State Street Corp.	05/31/17	1,372	1,363	9
11,904	CAD	National Australia Bank	06/30/17	8,886	8,729	157
1,032	EUR	Australia and New Zealand Banking Group Ltd.	06/30/17	1,129	1,127	2
503	EUR	Goldman Sachs International	06/30/17	549	549	— (h)
3,207	EUR	HSBC Bank, N.A.	06/30/17	3,497	3,504	(7)
3,680	EUR	Merrill Lynch International	06/30/17	3,922	4,021	(99)
469	EUR	National Australia Bank	06/30/17	513	513	— (h)
82,450	EUR	Societe Generale	06/30/17	89,921	90,090	(169)
129	EUR	Standard Chartered Bank	06/30/17	137	141	(4)
4,060	GBP	National Australia Bank	05/31/17	5,209	5,264	(55)
8,259	GBP	National Australia Bank	06/30/17	10,427	10,716	(289)
1,995,894	JPY	National Australia Bank	06/30/17	18,099	17,948	151
				220,133	219,810	323

Total Return Basket Swaps* Outstanding at April 30, 2017
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE**
Bank of America, NA	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	10/31/18	$—	(h)

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2017

JPMorgan Global Allocation Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES		NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stock
United Kingdom — 0.0% (g)
Persimmon plc. (a)	—	(h)	3	3	—	(h)

Cash and Other Receivables/(Payables) (4)					—

Financing Costs					—

Net Dividends Receivable/(Payable)					—
Outstanding Swap Contract, at value					—	(h)

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS:

(1)	Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	Current value represents market value as of April 30, 2017 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(3)	Value represents the unrealized gain(loss) of the positions subsequent to the swap reset.
(4)	Cash and other receivables/(payables) includes the gains (or losses) realized from purchases and sales within the swap.
(a)	Non-income producing security.
(g)	Amount rounds to less than 0.05%.
(h)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.4%
	United States — 4.4%
	ABFC Trust,
307	Series 2003-OPT1, Class A1A, VAR, 1.811%, 04/25/33	298
1,840	Series 2004-HE1, Class M1, VAR, 1.891%, 03/25/34	1,787
1,307	Series 2004-OPT3, Class M1, VAR, 1.741%, 09/25/33	1,233
3,005	Series 2004-OPT5, Class A1, VAR, 1.691%, 06/25/34	2,844
1,558	Series 2005-WF1, Class M1, VAR, 1.531%, 11/25/34	1,512
1,099	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.861%, 01/25/35	1,016
	ACE Securities Corp. Home Equity Loan Trust,
1,236	Series 2003-FM1, Class M1, VAR, 2.281%, 11/25/32	1,122
1,397	Series 2003-HE1, Class M1, VAR, 1.966%, 11/25/33	1,343
885	Series 2003-NC1, Class M1, VAR, 2.161%, 07/25/33	849
4,090	Series 2003-OP1, Class M1, VAR, 2.041%, 12/25/33	3,909
1,100	Series 2004-HE2, Class M1, VAR, 2.026%, 10/25/34	1,045
1,753	Series 2004-HE4, Class M2, VAR, 1.966%, 12/25/34	1,705
4,399	Series 2004-OP1, Class M2, VAR, 2.556%, 04/25/34	4,183
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
709	Series 2002-AR1, Class M1, VAR, 2.056%, 09/25/32	654
1,347	Series 2003-13, Class M1, VAR, 2.011%, 01/25/34	1,240
573	Series 2003-13, Class M2, VAR, 3.541%, 01/25/34	545
916	Series 2004-R1, Class A2, VAR, 1.591%, 02/25/34	817
4,444	Series 2004-R1, Class M1, VAR, 1.786%, 02/25/34	4,127
514	Series 2004-R1, Class M2, VAR, 1.861%, 02/25/34	475
42	Series 2004-R3, Class A1B, VAR, 1.691%, 05/25/34	42
314	Series 2004-R8, Class M1, VAR, 1.951%, 09/25/34	313

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
1,237	Series 2003-W5, Class M2, VAR, 3.766%, 10/25/33	1,184
763	Series 2004-W2, Class M2, VAR, 2.866%, 04/25/34	738
563	Series 2004-W2, Class M3, VAR, 3.091%, 04/25/34	521
2,052	Series 2004-W3, Class A3, VAR, 1.811%, 02/25/34	1,879
1,831	Series 2004-W4, Class A, VAR, 1.511%, 03/25/34	1,659
1,352	Series 2004-W6, Class M1, VAR, 1.816%, 05/25/34	1,298
551	Series 2004-W7, Class M2, VAR, 1.891%, 05/25/34	513
	Asset-Backed Securities Corp. Home Equity Loan Trust,
2,306	Series 2001-HE3, Class A1, VAR, 1.534%, 11/15/31	2,185
177	Series 2003-HE3, Class M2, VAR, 3.994%, 06/15/33	170
1,717	Series 2003-HE4, Class M1, VAR, 2.239%, 08/15/33	1,632
1,849	Series 2004-HE2, Class M2, VAR, 2.866%, 04/25/34	1,697
1,279	Series 2004-HE7, Class M2, VAR, 2.566%, 10/25/34	1,219
873	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	855
394	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.638%, 11/28/36	390
	Bear Stearns Asset-Backed Securities I Trust,
5,364	Series 2004-HE6, Class M2, VAR, 2.866%, 08/25/34	5,131
2,286	Series 2004-HE11, Class M2, VAR, 2.556%, 12/25/34	2,242
	Bear Stearns Asset-Backed Securities Trust,
879	Series 2003-1, Class M1, VAR, 2.641%, 11/25/42	835
560	Series 2003-SD1, Class A, VAR, 1.891%, 12/25/33	534
869	Series 2003-SD1, Class M1, VAR, 2.266%, 12/25/33	829
1,588	Series 2004-HE2, Class M2, VAR, 2.791%, 03/25/34	1,527

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
2,142	Series 2004-SD4, Class A1, VAR, 1.891%, 08/25/44	2,047
635	CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, VAR, 2.341%, 08/25/33	614
	Centex Home Equity Loan Trust,
5,991	Series 2004-A, Class M1, VAR, 1.591%, 01/25/34	5,688
799	Series 2004-C, Class M2, VAR, 1.786%, 06/25/34	693
603	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	579
1,640	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,175
258	Series 2004-D, Class MV2, VAR, 1.681%, 09/25/34	234
	Chase Funding Loan Acquisition Trust,
1,263	Series 2004-AQ1, Class M1, VAR, 2.086%, 05/25/34	1,156
1,892	Series 2004-OPT1, Class M2, VAR, 2.491%, 06/25/34	1,829
	Chase Funding Trust,
1,423	Series 2003-4, Class 1A5, SUB, 5.315%, 05/25/33	1,460
166	Series 2003-4, Class 2M1, VAR, 1.891%, 03/25/33	159
422	Series 2003-5, Class 1M2, VAR, 5.641%, 09/25/32	371
2,345	Series 2003-6, Class 2A2, VAR, 1.571%, 11/25/34	2,091
2,458	Series 2003-6, Class 2M1, VAR, 1.741%, 11/25/34	2,305
903	Series 2004-1, Class 1M1, 4.725%, 05/25/33	871
1,051	Series 2004-1, Class 2M1, VAR, 1.741%, 09/25/33	972
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/26/35	2,068
1,487	CHEC Loan Trust, Series 2004-1, Class M1, VAR, 1.891%, 07/25/34	1,335
	Citigroup Mortgage Loan Trust, Inc.,
291	Series 2005-OPT1, Class M4, VAR, 2.041%, 02/25/35	265
136	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	129
36	Continental Airlines Pass Through Trust, Series 2004-ERJ1, 9.558%, 09/01/19	38
	Countrywide Asset-Backed Certificates,
276	Series 2002-3, Class M1, VAR, 2.116%, 03/25/32	271

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,003	Series 2002-4, Class M1, VAR, 2.116%, 12/25/32	936
1,345	Series 2003-3, Class 3A, VAR, 1.531%, 11/25/33	1,260
9,435	Series 2004-2, Class M1, VAR, 1.741%, 05/25/34	8,996
3,060	Series 2004-3, Class M1, VAR, 1.741%, 06/25/34	2,853
629	Series 2004-3, Class M2, VAR, 1.816%, 06/25/34	591
1,234	Series 2004-BC1, Class M1, VAR, 1.741%, 02/25/34	1,169
285	Series 2004-BC4, Class M1, VAR, 2.041%, 11/25/34	274
908	Series 2004-ECC2, Class M2, VAR, 1.966%, 12/25/34	875
3,000	Series 2005-12, Class M2, VAR, 1.481%, 02/25/36	2,781
4,725	Series 2005-AB3, Class 1A1, VAR, 1.241%, 02/25/36	4,192
9,401	Series 2006-19, Class 2A2, VAR, 1.151%, 03/25/37	9,077
1,269	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.936%, 01/25/35	1,177
	Credit-Based Asset Servicing & Securitization LLC,
2,725	Series 2003-CB6, Class M1, VAR, 2.041%, 12/25/33	2,539
1,477	Series 2004-CB2, Class M1, VAR, 1.771%, 07/25/33	1,364
531	Series 2005-CB8, Class AF2, SUB, 3.948%, 12/25/35	529
	CWABS, Inc. Asset-Backed Certificates Trust,
4,177	Series 2003-BC1, Class A1, VAR, 1.791%, 03/25/33	3,964
737	Series 2004-1, Class M2, VAR, 1.816%, 03/25/34	686
1,324	Series 2004-1, Class M3, VAR, 1.966%, 02/25/34	1,239
1,965	Series 2004-5, Class M2, VAR, 1.966%, 07/25/34	1,915
761	Series 2004-6, Class M2, VAR, 1.966%, 10/25/34	717
264	Series 2005-11, Class AF6, VAR, 4.685%, 02/25/36	273
452	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	433

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	43

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
9,905	FFMLT Trust, Series 2005-FF11, Class M1, VAR, 1.636%, 11/25/35	9,433
199	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.936%, 11/25/34	154
930	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2004-FF3, Class M1, VAR, 1.816%, 05/25/34	869
	First Franklin Mortgage Loan Trust,
5,237	Series 2003-FF5, Class M1, VAR, 1.891%, 03/25/34	4,912
2,307	Series 2004-FF5, Class A1, VAR, 1.711%, 08/25/34	2,205
12,079	Series 2005-FF10, Class A1, VAR, 1.291%, 11/25/35	10,977
1,507	Series 2005-FF10, Class A4, VAR, 1.311%, 11/25/35	1,497
1,345	Series 2006-FF8, Class IIA3, VAR, 1.141%, 07/25/36	1,295
	Fremont Home Loan Trust,
2,134	Series 2003-A, Class M1, VAR, 1.966%, 08/25/33	2,005
1,967	Series 2004-2, Class M2, VAR, 1.921%, 07/25/34	1,905
3,896	Series 2004-A, Class M1, VAR, 1.816%, 01/25/34	3,608
537	Series 2004-B, Class M2, VAR, 1.936%, 05/25/34	483
929	Series 2004-C, Class M1, VAR, 1.966%, 08/25/34	878
1,799	Series 2004-D, Class M1, VAR, 1.861%, 11/25/34	1,627
970	Series 2004-D, Class M2, VAR, 1.891%, 11/25/34	925
1,132	GSAA Trust, Series 2005-6, Class A3, VAR, 1.361%, 06/25/35	1,125
	GSAMP Trust,
2,257	Series 2003-HE1, Class M1, VAR, 2.238%, 06/20/33	2,203
1,451	Series 2003-SEA, Class A1, VAR, 1.391%, 02/25/33	1,366
724	Series 2005-HE3, Class M2, VAR, 1.996%, 06/25/35	715
2,206	Series 2005-NC1, Class M1, VAR, 1.666%, 02/25/35	2,097
3,218	Series 2006-FM1, Class A2C, VAR, 1.151%, 04/25/36	2,059
6,835	Series 2006-HE3, Class A2C, VAR, 1.151%, 05/25/46	6,371

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,274	Series 2006-HE4, Class A2C, VAR, 1.141%, 06/25/36	2,232
6,655	Series 2007-SEA1, Class A, VAR, 1.291%, 12/25/36 (e)	6,172
	Home Equity Asset Trust,
3,988	Series 2002-5, Class M1, VAR, 2.691%, 05/25/33	3,833
960	Series 2003-3, Class M1, VAR, 2.281%, 08/25/33	941
443	Series 2004-6, Class M2, VAR, 1.891%, 12/25/34	416
4,100	Series 2005-7, Class M1, VAR, 1.441%, 01/25/36	3,966
	Home Equity Mortgage Loan Asset-Backed Trust,
567	Series 2004-B, Class M2, VAR, 2.116%, 11/25/34	528
9,256	Series 2004-C, Class M1, VAR, 1.831%, 03/25/35	8,630
990	Series 2004-C, Class M2, VAR, 1.891%, 03/25/35	888
1,263	Series 2006-B, Class 2A3, VAR, 1.181%, 06/25/36	1,215
307	JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A4, VAR, 1.161%, 04/25/36	303
	Long Beach Mortgage Loan Trust,
896	Series 2001-2, Class M1, VAR, 1.551%, 07/25/31	873
2,799	Series 2002-5, Class M1, VAR, 2.236%, 11/25/32	2,712
388	Series 2003-4, Class M1, VAR, 2.011%, 08/25/33	370
916	Series 2004-3, Class M2, VAR, 1.891%, 07/25/34	867
598	Series 2004-3, Class M4, VAR, 2.603%, 07/25/34	563
643	Series 2004-3, Class M6, VAR, 3.128%, 07/25/34	604
1,981	Series 2004-4, Class M1, VAR, 1.891%, 10/25/34	1,817
250	Series 2005-WL2, Class M1, VAR, 1.696%, 08/25/35	249
	Mastr Asset-Backed Securities Trust,
1,461	Series 2004-OPT2, Class M1, VAR, 1.891%, 09/25/34	1,367
933	Series 2004-OPT2, Class M2, VAR, 1.966%, 09/25/34	825

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
2,237	Series 2005-NC1, Class M2, VAR, 1.741%, 12/25/34	2,152
	Merrill Lynch Mortgage Investors Trust,
476	Series 2003-OPT1, Class M1, VAR, 1.966%, 07/25/34	442
389	Series 2004-HE2, Class M1, VAR, 2.191%, 08/25/35	373
100	Series 2004-WMC5, Class M5, VAR, 2.716%, 07/25/35	97
2,092	Series 2005-FM1, Class M1, VAR, 1.471%, 05/25/36	1,938
	Morgan Stanley ABS Capital I, Inc. Trust,
1,108	Series 2003-NC10, Class M1, VAR, 2.011%, 10/25/33	1,058
7,590	Series 2004-HE1, Class M1, VAR, 1.846%, 01/25/34	7,240
533	Series 2004-HE2, Class M2, VAR, 2.791%, 03/25/34	507
1,033	Series 2004-HE2, Class M3, VAR, 3.166%, 03/25/34	626
4,101	Series 2004-HE3, Class M1, VAR, 1.846%, 03/25/34	3,896
1,389	Series 2004-HE3, Class M2, VAR, 2.866%, 03/25/34	1,335
1,228	Series 2004-HE6, Class M1, VAR, 1.816%, 08/25/34	1,192
1,304	Series 2004-HE6, Class M2, VAR, 1.891%, 08/25/34	1,238
863	Series 2004-HE6, Class M3, VAR, 1.966%, 08/25/34	766
881	Series 2004-HE7, Class M2, VAR, 1.936%, 08/25/34	872
84	Series 2004-HE7, Class M3, VAR, 2.011%, 08/25/34	80
2,600	Series 2004-HE8, Class M1, VAR, 1.951%, 09/25/34	2,466
995	Series 2004-HE8, Class M2, VAR, 2.011%, 09/25/34	965
794	Series 2004-HE8, Class M3, VAR, 2.116%, 09/25/34	750
2,679	Series 2004-NC3, Class M1, VAR, 1.786%, 03/25/34	2,526
5,332	Series 2004-NC5, Class M1, VAR, 1.891%, 05/25/34	4,972
721	Series 2004-NC6, Class M2, VAR, 2.866%, 07/25/34	680
662	Series 2004-NC8, Class M3, VAR, 2.101%, 09/25/34	625
1,517	Series 2004-OP1, Class M2, VAR, 1.906%, 11/25/34	1,476

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
941	Series 2004-OP1, Class M3, VAR, 2.011%, 11/25/34	866
2,149	Series 2004-WMC2, Class M1, VAR, 1.906%, 07/25/34	2,058
1,034	Series 2004-WMC2, Class M2, VAR, 2.791%, 07/25/34	1,010
3,341	Series 2004-WMC3, Class M2, VAR, 1.786%, 01/25/35	3,021
456	Series 2005-HE1, Class M2, VAR, 1.696%, 12/25/34	398
1,232	Series 2005-HE1, Class M3, VAR, 1.771%, 12/25/34	1,021
291	Series 2005-NC1, Class M3, VAR, 1.756%, 01/25/35	224
	New Century Home Equity Loan Trust,
497	Series 2003-3, Class M1, VAR, 2.176%, 07/25/33	481
896	Series 2003-B, Class M2, VAR, 3.466%, 11/25/33	878
3,174	Series 2004-1, Class M1, VAR, 1.876%, 05/25/34	2,951
227	Series 2004-2, Class M2, VAR, 1.921%, 08/25/34	212
1,057	Series 2004-2, Class M4, VAR, 2.791%, 08/25/34	1,025
903	Series 2004-2, Class M6, VAR, 3.241%, 08/25/34	878
2,083	Series 2004-3, Class M2, VAR, 1.966%, 11/25/34	2,034
469	Series 2004-3, Class M3, VAR, 2.056%, 11/25/34	435
5,305	Series 2004-4, Class M1, VAR, 1.756%, 02/25/35	4,994
592	Series 2004-4, Class M2, VAR, 1.786%, 02/25/35	553
292	Series 2005-1, Class M3, VAR, 1.771%, 03/25/35	238
2,776	Series 2006-2, Class A2B, VAR, 1.151%, 08/25/36	2,335
	NovaStar Mortgage Funding Trust,
1,191	Series 2003-2, Class M2, VAR, 3.766%, 09/25/33	1,145
425	Series 2003-3, Class M2, VAR, 2.641%, 12/25/33	422
4,395	Series 2004-2, Class M4, VAR, 2.791%, 09/25/34	4,037
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
1,465	Series 2003-3, Class M1A, VAR, 2.551%, 06/25/33	1,401

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	45

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
6,382	Series 2003-5, Class A1, VAR, 1.631%, 08/25/33	6,077
506	Series 2003-5, Class A2, VAR, 1.631%, 08/25/33	483
332	Series 2003-5, Class M2, VAR, 3.316%, 08/25/33	297
	Option One Mortgage Loan Trust,
5,012	Series 2002-3, Class A1, VAR, 1.491%, 08/25/32	4,767
885	Series 2002-3, Class A2, VAR, 1.531%, 08/25/32	828
9,218	Series 2004-2, Class M1, VAR, 1.786%, 05/25/34	8,626
715	Series 2004-3, Class M2, VAR, 1.846%, 11/25/34	650
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 2.716%, 10/25/34	1,723
	Pretium Mortgage Credit Partners I LLC,
9,090	Series 2016-NPL3, Class A1, SUB, 4.375%, 05/27/31 (e)	9,094
4,622	Series 2016-NPL6, Class A1, SUB, 3.500%, 10/27/31 (e)	4,621
10,848	Series 2017-NPL1, Class A1, SUB, 3.500%, 04/29/32 (e)	10,843
6,000	Series 2017-NPL1, Class A2, SUB, 5.500%, 04/29/32 (e)	5,866
2,039	RAAC Trust, Series 2005-RP3, Class M1, VAR, 1.791%, 05/25/39 (e)	1,999
646	RAMP Trust, Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	659
	RASC Trust,
748	Series 2001-KS3, Class AII, VAR, 1.451%, 09/25/31	718
3,499	Series 2005-EMX1, Class M1, VAR, 1.636%, 03/25/35	3,401
1,788	Series 2005-KS2, Class M1, VAR, 1.636%, 03/25/35	1,749
1,899	Series 2006-KS5, Class A3, VAR, 1.151%, 07/25/36	1,871
	Renaissance Home Equity Loan Trust,
1,695	Series 2002-3, Class M1, VAR, 2.491%, 12/25/32	1,662
471	Series 2003-1, Class M1, VAR, 2.491%, 06/25/33	445
1,557	Series 2003-3, Class M1, VAR, 1.721%, 12/25/33	1,420
1,417	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	1,378

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,950	Series 2003-4, Class M1, VAR, 1.841%, 03/25/34	2,746
1,172	Series 2003-4, Class M2F, SUB, 6.244%, 03/25/34	1,006
785	Series 2004-1, Class M1, VAR, 1.861%, 05/25/34	724
566	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	579
1,098	Series 2005-2, Class AV3, VAR, 1.361%, 08/25/35	961
1,022	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,022
1,128	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, VAR, 2.566%, 08/25/34	1,069
	Saxon Asset Securities Trust,
5,313	Series 2003-3, Class M1, VAR, 1.966%, 12/25/33	5,026
288	Series 2004-2, Class AF3, VAR, 4.519%, 08/25/35	290
1,629	Series 2004-2, Class MV2, VAR, 2.791%, 08/25/35	1,595
3,766	Series 2005-2, Class M2, VAR, 1.651%, 10/25/35	3,334
	Securitized Asset-Backed Receivables LLC Trust,
2,778	Series 2004-NC1, Class M1, VAR, 1.771%, 02/25/34	2,618
933	Series 2004-OP1, Class M2, VAR, 2.641%, 02/25/34	884
4,036	Series 2004-OP2, Class M1, VAR, 1.966%, 08/25/34	3,930
1,505	Series 2005-FR2, Class M2, VAR, 1.966%, 03/25/35	1,456
2,226	Series 2005-OP1, Class M2, VAR, 1.666%, 01/25/35	2,118
2,807	Soundview Home Loan Trust, Series 2006-OPT3, Class 2A3, VAR, 1.161%, 06/25/36	2,610
	Specialty Underwriting & Residential Finance Trust,
2,034	Series 2004-BC1, Class M2, VAR, 2.596%, 02/25/35	1,966
1,470	Series 2004-BC3, Class M1, VAR, 1.921%, 07/25/35	1,417
	Structured Asset Investment Loan Trust,
426	Series 2003-BC3, Class M1, VAR, 2.416%, 04/25/33	421
877	Series 2003-BC6, Class M1, VAR, 2.116%, 07/25/33	857

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
		United States — continued
1,821		Series 2003-BC7, Class M1, VAR, 2.116%, 07/25/33	1,715
1,411		Series 2003-BC11, Class M2, VAR, 3.541%, 10/25/33	1,411
1,449		Series 2003-BC12, Class M1, VAR, 1.966%, 11/25/33	1,388
2,705		Series 2004-1, Class M1, VAR, 1.966%, 02/25/34	2,612
—	(h)	Series 2004-1, Class M2, VAR, 3.691%, 02/25/34	—	(h)
2,989		Series 2004-5, Class M3, VAR, 1.921%, 05/25/34	2,869
13,215		Series 2004-6, Class A3, VAR, 1.791%, 07/25/34	12,740
2,305		Series 2004-6, Class M1, VAR, 1.891%, 07/25/34	2,169
1,485		Series 2004-7, Class M1, VAR, 2.041%, 08/25/34	1,343
552		Series 2004-8, Class M2, VAR, 1.921%, 09/25/34	499
262		Series 2004-BNC1, Class A5, VAR, 2.231%, 09/25/34	241
2,449		Series 2005-HE2, Class M1, VAR, 1.711%, 07/25/35	2,361
		Structured Asset Securities Corp. Mortgage Loan Trust,
5,187		Series 2006-BC4, Class A4, VAR, 1.161%, 12/25/36	4,594
10,917		Series 2006-BC6, Class A4, VAR, 1.161%, 01/25/37	10,276
4,697		Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-AL1, Class A3, 3.450%, 02/25/32	4,614
2,956		US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/21	3,090
3,389		VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.625%, 02/25/47 (e)	3,396
7,893		VOLT LVI LLC, Series 2017-NPL3, Class A1, SUB, 3.500%, 03/25/47 (e)	7,893
9,500		VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.375%, 04/25/47 (e)	9,500
2,495		VOLT XLII LLC, Series 2016-NPL2, Class A1, SUB, 4.250%, 03/26/46 (e)	2,514
4,113		VOLT XLIII LLC, Series 2016-NPL3, Class A1, SUB, 4.250%, 03/26/46 (e)	4,149
1,425		VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	1,436
4,177		VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	4,207

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,625	VOLT XLVIII LLC, Series 2016-NPL8, Class A1, SUB, 3.500%, 07/25/46 (e)	5,641
6,871	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	6,915
3,700	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	3,706
2,097	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	2,105
4,741	VOLT XXXV, Series 2016-NPL9, Class A1, SUB, 3.500%, 09/25/46 (e)	4,755
2,796	VOLT XXXVI LLC, Series 2015-NP10, Class A1, SUB, 3.625%, 07/25/45 (e)	2,805
6,179	VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	6,200
5,501	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	5,525
	Wells Fargo Home Equity Asset-Backed Securities Trust,
77	Series 2004-2, Class A21B, VAR, 1.831%, 10/25/34	77
1,003	Series 2004-2, Class M1, VAR, 1.891%, 10/25/34	975
1,550	Series 2004-2, Class M4, VAR, 2.791%, 10/25/34	1,447
747	Series 2004-2, Class M5, VAR, 2.866%, 10/25/34	699
290	Series 2004-2, Class M8A, VAR, 5.491%, 10/25/34 (e)	269
290	Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	244
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
500	Series 2004-1, Class M2, VAR, 1.621%, 04/25/34	458
717	Series 2004-1, Class M4, VAR, 2.141%, 04/25/34	666

	Total Asset-Backed Securities (Cost $519,376)	534,566

Collateralized Mortgage Obligations — 3.2%
	United States — 3.2%
	Adjustable Rate Mortgage Trust
4,945	Series 2004-2, Class 6A1, VAR, 3.391%, 02/25/35	4,903
5,558	Series 2004-4, Class 4A1, VAR, 3.264%, 03/25/35	5,502
1,864	Series 2005-2, Class 3A1, VAR, 3.469%, 06/25/35	1,767

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	47

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Alternative Loan Trust
1,032	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	1,056
61	Series 2004-16CB, Class 2A1, 5.000%, 08/25/19	61
512	Series 2004-27CB, Class A1, 6.000%, 12/25/34	502
760	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	740
110	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	111
1,412	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	1,422
5,164	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	5,308
258	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	256
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,489
6,261	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	6,056
702	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	716
6,022	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	5,729
3,462	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	3,404
2,635	Series 2005-13CB, Class A4, 5.500%, 05/25/35	2,571
314	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	284
1,354	Series 2005-21CB, Class A4, 5.250%, 06/25/35	1,292
6,024	Series 2005-21CB, Class A17, 6.000%, 06/25/35	5,980
3,029	Series 2005-23CB, Class A15, 5.500%, 07/25/35	2,836
55	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	55
1,221	Series 2005-64CB, Class 1A1, 5.500%, 12/25/35	1,162
3,091	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	2,940
931	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	898
660	Series 2005-86CB, Class A4, 5.500%, 02/25/36	568
300	Series 2005-J1, Class 3A1, 6.500%, 08/25/32	297

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
556	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	546
413	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	407
3	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	3
547	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	534
567	Series 2005-J14, Class A3, 5.500%, 12/25/35	477
1,578	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	1,479
2,334	Series 2006-14CB, Class A1, 6.000%, 06/25/36	2,002
986	Series 2006-19CB, Class A15, 6.000%, 08/25/36	859
441	Series 2006-25CB, Class A2, 6.000%, 10/25/36	383
272	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	242
588	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	512
307	Series 2007-8CB, Class A9, 6.000%, 05/25/37	269
253	Series 2007-19, Class 1A8, 6.000%, 08/25/37	207
261	Series 2007-25, Class 2A1, 6.000%, 11/25/22	255
114	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	81
394	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 3.428%, 06/25/45	391
	Banc of America Alternative Loan Trust
832	Series 2004-12, Class 4A1, 5.500%, 01/25/20	839
189	Series 2005-3, Class 2A1, 5.500%, 04/25/20	191
152	Series 2005-4, Class 3A1, 5.500%, 05/25/20	150
88	Series 2005-6, Class 5A4, 5.500%, 07/25/35	74
105	Series 2005-6, Class 7A1, 5.500%, 07/25/20	100
1,004	Series 2005-11, Class 4A5, 5.750%, 12/25/35	883
584	Series 2005-12, Class 5A1, 5.250%, 01/25/21	567
15	Series 2006-4, Class 2A1, 6.000%, 05/25/21	15

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,166	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,058
796	Series 2006-5, Class CB7, 6.000%, 06/25/46	705
	Banc of America Funding Trust
3,852	Series 2005-6, Class 1A2, 5.500%, 10/25/35	3,617
962	Series 2005-7, Class 4A7, 6.000%, 11/25/35	969
791	Series 2006-2, Class 2A20, 5.750%, 03/25/36	744
2,188	Series 2006-A, Class 1A1, VAR, 3.080%, 02/20/36	2,160
196	Series 2007-4, Class 8A1, 5.500%, 11/25/34	184
	Banc of America Mortgage Trust
1,135	Series 2004-A, Class 2A2, VAR, 3.593%, 02/25/34	1,120
557	Series 2007-3, Class 1A1, 6.000%, 09/25/37	537
537	Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, VAR, 1.151%, 02/25/34	491
694	Bear Stearns ARM Trust, Series 2005-2, Class A2, VAR, 3.636%, 03/25/35	699
885	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.661%, 10/25/34	331
	Chase Mortgage Finance Trust
1,848	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	1,492
1,304	Series 2006-S4, Class A5, 6.000%, 12/25/36	1,063
12,109	Series 2007-A2, Class 3A1, VAR, 3.381%, 07/25/37	12,078
346	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	292
	CHL Mortgage Pass-Through Trust
2,736	Series 2003-21, Class A1, VAR, 3.333%, 05/25/33	2,730
240	Series 2003-27, Class A1, VAR, 3.327%, 06/25/33	239
480	Series 2003-37, Class 2A1, VAR, 3.171%, 09/25/33	460
5,229	Series 2004-25, Class 2A1, VAR, 1.671%, 02/25/35	4,591
73	Series 2005-5, Class A2, 5.500%, 03/25/35	73
261	Series 2005-20, Class A7, 5.250%, 12/25/27	247

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,509	Series 2005-26, Class 1A11, 5.500%, 11/25/35	3,215
334	Series 2005-30, Class A5, 5.500%, 01/25/36	321
1,947	Series 2005-31, Class 2A1, VAR, 3.114%, 01/25/36	1,763
2,310	Series 2006-10, Class 1A16, 6.000%, 05/25/36	1,914
158	Series 2006-15, Class A1, 6.250%, 10/25/36	133
707	Series 2006-17, Class A2, 6.000%, 12/25/36	611
4,428	Series 2006-18, Class 2A4, 6.000%, 12/25/36	4,027
5,297	Series 2006-HYB1, Class 2A2C, VAR, 3.097%, 03/20/36	4,665
229	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	211
249	Series 2007-2, Class A2, 6.000%, 03/25/37	216
1,992	Series 2007-3, Class A18, 6.000%, 04/25/37	1,681
222	Series 2007-10, Class A4, 5.500%, 07/25/37	182
568	Series 2007-13, Class A4, 6.000%, 08/25/37	489
891	Series 2007-18, Class 2A1, 6.500%, 11/25/37	720
1,325	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,271
	Citigroup Mortgage Loan Trust
458	Series 2005-3, Class 2A2A, VAR, 3.076%, 08/25/35	458
848	Series 2005-11, Class A2A, VAR, 2.930%, 10/25/35	850
	Citigroup Mortgage Loan Trust, Inc.
1,111	Series 2005-4, Class A, VAR, 3.050%, 08/25/35	1,091
1,281	Series 2005-6, Class A1, VAR, 2.690%, 09/25/35	1,318
1,243	Series 2005-9, Class 2A2, 5.500%, 11/25/35	1,247
1,318	Series 2006-8, Class A3, VAR, 1.341%, 10/25/35 (e)	1,022
1,180	COVPAR, 7.500%, 12/31/25 (e)	1,180
	Credit Suisse First Boston Mortgage Securities Corp.
533	Series 2003-29, Class 3A1, 5.500%, 12/25/33	564

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	49

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
6,486	Series 2004-4, Class 4A1, 5.500%, 08/25/34	6,628
206	Series 2004-8, Class 4A3, 5.500%, 12/25/34	209
1,198	Series 2004-AR5, Class 6A1, VAR, 3.394%, 06/25/34	1,203
116	Series 2005-4, Class 3A17, 5.500%, 06/25/35	116
606	Series 2005-10, Class 5A3, 5.500%, 11/25/35	576
2,603	Series 2005-10, Class 11A1, 5.500%, 11/25/20	2,256
64	Series 2005-10, Class 12A1, 5.250%, 11/25/20	58
	CSFB Mortgage-Backed Pass-Through Certificates
974	Series 2004-AR4, Class 2A1, VAR, 3.405%, 05/25/34	962
4,933	Series 2004-AR4, Class 4A1, VAR, 3.354%, 05/25/34	4,919
2,732	CSFB Mortgage-Backed Trust, Series 2004-AR6, Class 7A1, VAR, 3.337%, 10/25/34	2,753
	CSMC Mortgage-Backed Trust
99	Series 2006-8, Class 5A1, VAR, 5.779%, 10/25/26	94
915	Series 2007-2, Class 3A13, 5.500%, 03/25/37	831
187	Series 2007-3, Class 4A5, 5.000%, 04/25/37	179
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
193	Series 2005-1, Class 2A1, VAR, 5.853%, 02/25/20	194
66	Series 2005-2, Class 2A1, VAR, 1.291%, 03/25/20	64
4,182	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 1.254%, 08/19/45	3,603
	FHLMC Structured Agency Credit Risk Debt Notes
880	Series 2014-DN2, Class M3, VAR, 4.591%, 04/25/24	963
3,000	Series 2017-DNA1, Class M2, VAR, 4.241%, 07/25/29	3,060
4,000	Series 2017-DNA2, Class M2, VAR, 4.436%, 10/25/29	4,099
	First Horizon Alternative Mortgage Securities Trust
136	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	131

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
835	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	820
	First Horizon Mortgage Pass-Through Trust
387	Series 2004-AR7, Class 4A1, VAR, 3.058%, 02/25/35	382
2,750	Series 2005-5, Class 1A6, 5.500%, 10/25/35	2,648
673	Series 2006-2, Class 1A3, 6.000%, 08/25/36	607
89	Series 2006-2, Class 1A7, 6.000%, 08/25/36	80
631	Series 2006-3, Class 1A13, 6.250%, 11/25/36	585
3,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2, VAR, 2.991%, 12/25/28	3,072
	GMACM Mortgage Loan Trust
1,044	Series 2004-AR2, Class 3A, VAR, 3.633%, 08/19/34	1,003
657	Series 2005-AR1, Class 3A, VAR, 3.796%, 03/18/35	642
1,617	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	1,206
	GSR Mortgage Loan Trust
382	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	409
466	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	456
2,210	Series 2005-6F, Class 3A18, 5.500%, 07/25/35	2,274
216	Series 2005-AR3, Class 6A1, VAR, 3.500%, 05/25/35	199
4,896	Series 2005-AR4, Class 3A5, VAR, 3.129%, 07/25/35	4,555
2,221	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	1,951
1,371	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	1,208
340	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	315
719	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	673
445	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 1.304%, 08/19/45	423
	Impac CMB Trust
1,447	Series 2004-5, Class 1A1, VAR, 1.711%, 10/25/34	1,382

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
527	Series 2004-5, Class 1M2, VAR, 1.861%, 10/25/34	482
3,182	Series 2004-6, Class 1A2, VAR, 1.771%, 10/25/34	3,042
1,228	Series 2004-7, Class 1A2, VAR, 1.911%, 11/25/34	1,139
4,900	Series 2004-9, Class 1A1, VAR, 1.751%, 01/25/35	4,458
1,346	Series 2004-10, Class 2A, VAR, 1.631%, 03/25/35	1,213
3,580	Series 2004-10, Class 3A1, VAR, 1.691%, 03/25/35	3,225
732	Series 2005-1, Class 1A1, VAR, 1.511%, 04/25/35	675
994	Series 2005-1, Class 1A2, VAR, 1.611%, 04/25/35	865
945	Series 2005-2, Class 1A2, VAR, 1.611%, 04/25/35	820
771	Series 2005-4, Class 1A1A, VAR, 1.531%, 05/25/35	734
429	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.750%, 08/25/33	403
	IndyMac INDX Mortgage Loan Trust
627	Series 2005-AR3, Class 3A1, VAR, 3.011%, 04/25/35	604
1,731	Series 2005-AR14, Class 2A1A, VAR, 1.291%, 07/25/35	1,543
	JP Morgan Mortgage Trust
292	Series 2004-A6, Class 1A1, VAR, 3.188%, 12/25/34	286
891	Series 2005-A3, Class 6A6, VAR, 3.443%, 06/25/35	867
328	Series 2005-A8, Class 1A1, VAR, 3.085%, 11/25/35	310
193	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	183
88	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	87
604	Series 2007-A1, Class 2A2, VAR, 3.190%, 07/25/35	588
84	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	82
1,797	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	1,555
	Lehman XS Trust
11,020	Series 2005-5N, Class 3A1A, VAR, 1.291%, 11/25/35	10,287

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
7,160	Series 2005-7N, Class 1A1A, VAR, 1.261%, 12/25/35	6,817
	MASTR Alternative Loan Trust
747	Series 2004-8, Class 1A1, 6.500%, 09/25/34	809
1,895	Series 2004-12, Class 3A1, 6.000%, 12/25/34	1,970
666	Series 2005-3, Class 1A1, 5.500%, 04/25/35	683
384	Series 2005-5, Class 3A1, 5.750%, 08/25/35	322
1,108	Series 2005-6, Class 1A2, 5.500%, 12/25/35	996
1,031	Series 2006-3, Class 3A1, 5.500%, 06/25/21	972
	Merrill Lynch Mortgage Investors Trust
176	Series 2005-1, Class 2A1, VAR, 3.027%, 04/25/35	170
555	Series 2005-1, Class 2A2, VAR, 3.027%, 04/25/35	538
2,305	Series 2006-1, Class 2A1, VAR, 2.975%, 02/25/36	2,283
460	Series 2006-AF2, Class AF2, 6.250%, 10/25/36	372
	Morgan Stanley Mortgage Loan Trust
1,626	Series 2004-8AR, Class 4A1, VAR, 3.211%, 10/25/34	1,630
977	Series 2004-9, Class 1A, VAR, 5.413%, 11/25/34	1,023
126	Series 2005-4, Class 1A, 5.000%, 08/25/35	126
1,745	Series 2006-2, Class 1A, 5.250%, 02/25/21	1,676
	MortgageIT Trust
6,199	Series 2005-3, Class A1, VAR, 1.291%, 08/25/35	5,844
851	Series 2005-5, Class A1, VAR, 1.251%, 12/25/35	788
87	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	89
	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
804	Series 2005-4, Class 1A2, VAR, 1.381%, 11/25/35	764
3,245	Series 2005-5, Class 1APT, VAR, 1.271%, 12/25/35	2,983

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	51

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Opteum Mortgage Acceptance Corp. Trust
3,559	Series 2006-1, Class 1AC1, VAR, 1.291%, 04/25/36	3,290
992	Series 2006-1, Class 1APT, VAR, 1.201%, 04/25/36	906
1,763	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 3.406%, 05/25/35	1,705
	RALI Trust
43	Series 2003-QS20, Class CB, 5.000%, 11/25/18	43
406	Series 2004-QS15, Class A2, VAR, 1.391%, 11/25/34	396
3,101	Series 2005-QA5, Class A2, VAR, 6.327%, 04/25/35	2,808
170	Series 2005-QS2, Class A1, 5.500%, 02/25/35	168
3,132	Series 2005-QS6, Class A1, 5.000%, 05/25/35	2,900
1,528	Series 2005-QS17, Class A3, 6.000%, 12/25/35	1,412
2,744	Series 2006-QS3, Class 1A10, 6.000%, 03/25/36	2,528
2,985	Series 2006-QS4, Class A2, 6.000%, 04/25/36	2,566
99	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	94
	Residential Asset Securitization Trust
167	Series 2004-A6, Class A1, 5.000%, 08/25/19	167
121	Series 2004-A8, Class A1, 5.250%, 11/25/34	122
4,830	Series 2005-A3, Class A2, 5.500%, 04/25/35	4,234
2,829	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	2,637
221	Series 2005-A14, Class A1, 5.500%, 12/25/35	191
	RFMSI Trust
429	Series 2004-S9, Class 2A1, 4.750%, 12/25/19	430
199	Series 2005-S7, Class A6, 5.500%, 11/25/35	194
1,055	Series 2005-SA1, Class 3A, VAR, 3.131%, 03/25/35	1,037
3,868	Series 2006-S10, Class 1A1, 6.000%, 10/25/36	3,676
1,559	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 1.193%, 07/20/36	1,472

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Structured Adjustable Rate Mortgage Loan Trust
1,184	Series 2004-16, Class 5A2, VAR, 3.237%, 11/25/34	1,184
680	Series 2005-1, Class 1A1, VAR, 3.294%, 02/25/35	655
443	Series 2005-17, Class 4A3, VAR, 3.123%, 08/25/35	435
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
919	Series 2003-35, Class B1, VAR, 5.468%, 12/25/33	772
7,014	Series 2004-10, Class 1A1, VAR, 5.386%, 06/25/34	7,133
	WaMu Mortgage Pass-Through Certificates Trust
1,919	Series 2004-AR10, Class A1B, VAR, 1.411%, 07/25/44	1,838
2,361	Series 2004-AR11, Class A, VAR, 2.816%, 10/25/34	2,356
6,214	Series 2005-AR5, Class A6, VAR, 2.800%, 05/25/35	6,208
2,285	Series 2005-AR7, Class A3, VAR, 2.814%, 08/25/35	2,290
3,589	Series 2005-AR14, Class 1A3, VAR, 2.814%, 12/25/35	3,447
2,394	Series 2005-AR14, Class 1A4, VAR, 2.814%, 12/25/35	2,306
74	Series 2005-AR15, Class A1A1, VAR, 1.251%, 11/25/45	70
1,419	Series 2005-AR16, Class 1A1, VAR, 2.879%, 12/25/35	1,363
166	Series 2005-AR18, Class 1A3A, VAR, 2.860%, 01/25/36	165
621	Series 2006-AR2, Class 1A1, VAR, 2.912%, 03/25/36	583
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
1,621	Series 2005-1, Class 1A3, 5.500%, 03/25/35	1,558
955	Series 2005-4, Class CB7, 5.500%, 06/25/35	895
1,530	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	1,481
1,107	Series 2006-3, Class 5A2, 5.500%, 03/25/21	1,045
332	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	283
1,792	Series 2007-1, Class 2A1, 6.000%, 01/25/22	1,706

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Wells Fargo Mortgage-Backed Securities Trust
3,965	Series 2004-M, Class A1, VAR, 3.005%, 08/25/34	4,041
5,663	Series 2004-N, Class A6, VAR, 3.007%, 08/25/34	5,661
5,378	Series 2004-N, Class A7, VAR, 3.007%, 08/25/34	5,376
1,005	Series 2004-Q, Class 1A1, VAR, 3.005%, 09/25/34	1,008
620	Series 2004-Q, Class 1A2, VAR, 3.005%, 09/25/34	624
798	Series 2004-BB, Class A5, VAR, 3.077%, 01/25/35	801
8,173	Series 2004-DD, Class 1A1, VAR, 3.111%, 01/25/35	8,145
844	Series 2004-DD, Class 2A6, VAR, 3.103%, 01/25/35	838
174	Series 2005-AR2, Class 2A2, VAR, 3.164%, 03/25/35	176
799	Series 2005-AR3, Class 2A1, VAR, 3.117%, 03/25/35	803
448	Series 2005-AR4, Class 2A2, VAR, 3.313%, 04/25/35	448
2,196	Series 2005-AR5, Class 1A1, VAR, 3.275%, 04/25/35	2,178
158	Series 2005-AR7, Class 2A1, VAR, 3.269%, 05/25/35	156
4,137	Series 2005-AR8, Class 1A1, VAR, 3.142%, 06/25/35	4,186
2,843	Series 2005-AR10, Class 1A1, VAR, 3.090%, 06/25/35	2,955
1,232	Series 2005-AR11, Class 1A1, VAR, 3.044%, 06/25/35	1,231
743	Series 2005-AR15, Class 1A6, VAR, 2.983%, 09/25/35	702
2,659	Series 2005-AR16, Class 6A3, VAR, 3.137%, 10/25/35	2,649
344	Series 2005-AR16, Class 7A1, VAR, 3.081%, 10/25/35	335
832	Series 2006-4, Class 1A9, 5.750%, 04/25/36	840
2,204	Series 2006-AR2, Class 2A1, VAR, 3.089%, 03/25/36	2,208
388	Series 2006-AR2, Class 2A3, VAR, 3.089%, 03/25/36	380
2,582	Series 2006-AR6, Class 5A1, VAR, 3.098%, 03/25/36	2,566
506	Series 2006-AR19, Class A3, VAR, 3.027%, 12/25/36	463

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
371	Series 2007-2, Class 1A13, 6.000%, 03/25/37	368
728	Series 2007-15, Class A1, 6.000%, 11/25/37	721

	Total Collateralized Mortgage Obligations (Cost $383,588)	387,099

Commercial Mortgage-Backed Securities — 1.2%
	United States — 1.2%
	Banc of America Commercial Mortgage Trust,
711	Series 2006-1, Class C, VAR, 5.509%, 09/10/45	710
2,007	Series 2007-3, Class AJ, VAR, 5.850%, 06/10/49	2,019
5,000	Series 2007-3, Class B, VAR, 5.850%, 06/10/49	5,099
	Bear Stearns Commercial Mortgage Securities Trust,
317	Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	317
7,165	Series 2006-PW13, Class C, VAR, 5.680%, 09/11/41 (e)	6,910
11,480	Series 2007-PW16, Class AJ, VAR, 5.867%, 06/11/40	11,509
5,790	Series 2007-PW17, Class AJ, VAR, 6.087%, 06/11/50	5,909
2,283	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.420%, 07/15/44	2,280
	CD Mortgage Trust,
2,400	Series 2007-CD5, Class B, VAR, 6.310%, 11/15/44	2,430
3,159	Series 2007-CD5, Class D, VAR, 6.310%, 11/15/44 (e)	3,176
	Commercial Mortgage Trust,
3,452	Series 2006-C8, Class AJ, 5.377%, 12/10/46	3,460
2,275	Series 2007-GG11, Class AJ, VAR, 6.236%, 12/10/49	2,309
5,400	Series 2015-CR23, Class CMC, VAR, 3.807%, 05/10/48 (e)	5,349
2,175	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.416%, 02/15/40	2,172
2,710	GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.622%, 11/10/39	2,552
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,500	Series 2005-LDP2, Class E, VAR, 4.981%, 07/15/42	1,522

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	53

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
4,900	Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	4,821
10,850	Series 2007-LD11, Class AM, VAR, 6.004%, 06/15/49	11,126
3,363	Series 2007-LDPX, Class AM, VAR, 5.464%, 01/15/49	3,361
2,000	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 6.206%, 07/15/44	1,977
	LB-UBS Commercial Mortgage Trust,
5,011	Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39	4,309
2,410	Series 2006-C6, Class B, VAR, 5.472%, 09/15/39	1,916
110	Series 2007-C1, Class C, VAR, 5.533%, 02/15/40	110
9,200	Series 2007-C6, Class AJ, VAR, 6.389%, 07/15/40	9,472
	Morgan Stanley Capital I Trust,
291	Series 2006-HQ8, Class AJ, VAR, 5.627%, 03/12/44	292
3,480	Series 2006-HQ8, Class C, VAR, 5.627%, 03/12/44	3,377
1,000	Series 2006-HQ8, Class D, VAR, 5.627%, 03/12/44	425
3,584	Series 2006-HQ9, Class D, VAR, 5.862%, 07/12/44	3,578
3,888	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	3,902
4,257	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	4,170
2,922	Series 2007-HQ11, Class B, VAR, 5.538%, 02/12/44	2,731
3,255	Series 2007-HQ12, Class B, VAR, 5.914%, 04/12/49	3,267
	Wachovia Bank Commercial Mortgage Trust,
2,022	Series 2006-C29, Class AJ, VAR, 5.368%, 11/15/48	2,034
7,275	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	7,367
1,200	Series 2007-C31, Class C, VAR, 5.984%, 04/15/47	1,199
2,075	Series 2007-C33, Class AJ, VAR, 6.179%, 02/15/51	2,113
2,650	Series 2007-C33, Class B, VAR, 6.179%, 02/15/51	2,586
6,313	Series 2007-C33, Class C, VAR, 6.179%, 02/15/51	5,893

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,500	Series 2007-C34, Class AJ, VAR, 6.234%, 05/15/46	2,506
1,500	Series 2007-C34, Class B, VAR, 6.309%, 05/15/46	1,496

	Total Commercial Mortgage-Backed Securities (Cost $145,640)	141,751

SHARES
Common Stocks — 41.4%
	Australia — 0.5%
408	BHP Billiton plc	6,223
1,116	Dexus Property Group	8,518
2,108	Goodman Group	12,800
5,939	Mirvac Group	10,088
4,400	Scentre Group	14,195
2,096	Westfield Corp.	14,251

		66,075

	Belgium — 0.5%
448	Anheuser-Busch InBev SA/NV	50,474
82	KBC Group NV	5,945
95	Proximus SADP	2,904
37	Warehouses De Pauw, CVA	3,561

		62,884

	Brazil — 0.4%
3,514	Ambev SA, ADR	20,134
1,812	BB Seguridade Participacoes SA	17,012
1,090	Engie Brasil Energia SA	11,805
155	Smiles SA	3,384

		52,335

	Canada — 0.4%
369	Allied Properties REIT	9,901
340	Canadian Apartment Properties REIT	8,424
183	RioCan REIT	3,476
484	TransCanada Corp.	22,487

		44,288

	Chile — 0.2%
830	Banco Santander Chile, ADR	19,621

	China — 0.9%
1,790	China Mobile Ltd.	19,057
8,790	China Resources Power Holdings Co. Ltd.	15,826
25,408	CNOOC Ltd.	29,641
3,383	Fuyao Glass Industry Group Co. Ltd., Class A	11,029
2,854	Fuyao Glass Industry Group Co. Ltd., Class H (e)	10,075

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	China — continued
8,024	Lenovo Group Ltd.	5,130
2,761	Midea Group Co. Ltd., Class A	13,468
2,353	Zhengzhou Yutong Bus Co. Ltd., Class A	6,869

		111,095

	Colombia — 0.0% (g)
29	Pacific Exploration and Production Corp. (a)	866

	Czech Republic — 0.3%
321	Komercni banka A/S	12,428
9,042	Moneta Money Bank A/S (e)	29,239

		41,667

	Denmark — 0.5%
1,524	Danske Bank A/S	55,409
40	Pandora A/S	4,267

		59,676

	Finland — 0.7%
132	Elisa OYJ	4,502
121	Metso OYJ	4,350
114	Nokian Renkaat OYJ	4,915
69	Orion OYJ, Class B	3,952
109	Sampo OYJ, Class A	5,206
434	Stora Enso OYJ, Class R	5,146
2,094	UPM-Kymmene OYJ	55,165

		83,236

	France — 1.8%
322	AXA SA	8,580
154	BNP Paribas SA	10,844
100	Bouygues SA	4,198
279	Cie Generale des Etablissements Michelin	36,506
238	CNP Assurances	4,966
361	Credit Agricole SA	5,375
153	Edenred	3,923
173	Eutelsat Communications SA	4,100
39	Fonciere Des Regions	3,495
190	Klepierre	7,447
114	Mercialys SA	2,225
597	Natixis SA	4,155
60	Renault SA	5,607
147	Sanofi	13,857
104	SCOR SE	4,111
141	Societe Generale SA	7,738
288	TOTAL SA	14,808
317	Unibail-Rodamco SE	77,922
88	Vinci SA	7,518

		227,375

SHARES	SECURITY DESCRIPTION	VALUE

	Germany — 1.6%
190	Allianz SE (Registered)	36,130
116	BASF SE	11,320
68	Bayerische Motoren Werke AG	6,494
145	Daimler AG (Registered)	10,827
497	Deutsche Telekom AG (Registered)	8,719
550	Deutsche Wohnen AG	18,815
595	E.ON SE	4,640
41	Hannover Rueck SE	4,959
49	HUGO BOSS AG	3,690
98	Innogy SE (e)	3,591
32	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	6,067
476	Siemens AG (Registered)	68,294
710	Telefonica Deutschland Holding AG	3,440
274	TUI AG	3,987

		190,973

	Hong Kong — 0.5%
656	Hang Seng Bank Ltd.	13,286
7,644	HKT Trust & HKT Ltd.	9,778
1,136	Hongkong Land Holdings Ltd.	8,752
1,539	Link REIT	11,059
2,625	Sands China Ltd.	11,888
269	VTech Holdings Ltd.	3,403

		58,166

	Hungary — 0.1%
438	OTP Bank plc	12,303

	India — 0.2%
2,086	Coal India Ltd.	8,970
3,544	ITC Ltd.	15,301

		24,271

	Indonesia — 0.1%
40,401	Telekomunikasi Indonesia Persero Tbk. PT	13,328

	Ireland — 0.0% (g)
15,000	Bank of Ireland (a)	3,776

	Italy — 0.3%
372	Assicurazioni Generali SpA	5,888
1,417	Enel SpA	6,735
440	Eni SpA	6,821
2,472	Intesa Sanpaolo SpA	7,215
147	Italgas SpA (a)	665
411	Mediobanca SpA	3,957
826	Terna Rete Elettrica Nazionale SpA	4,164

		35,445

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Japan — 1.4%
2	Activia Properties, Inc.	10,937
750	Bridgestone Corp.	31,275
730	Daiwa House Industry Co. Ltd.	21,714
3	Daiwa House REIT Investment Corp.	7,187
15	Japan Hotel REIT Investment Corp.	10,290
930	Mitsubishi Corp.	20,059
3,359	Mitsubishi UFJ Financial Group, Inc.	21,283
7	Nippon Prologis REIT, Inc.	13,959
685	Nippon Telegraph & Telephone Corp.	29,356
4	Orix JREIT, Inc.	5,771

		171,831

	Mexico — 0.3%
2,474	Bolsa Mexicana de Valores SAB de CV (a)	4,305
5,205	Fibra Uno Administracion SA de CV	9,091
8,874	Kimberly-Clark de Mexico SAB de CV, Class A	18,941
4,143	Wal-Mart de Mexico SAB de CV	9,354

		41,691

	Netherlands — 0.9%
154	ABN AMRO Group NV, CVA (e)	4,034
728	Aegon NV	3,717
24	Akzo Nobel NV	2,128
61	Eurocommercial Properties NV, CVA	2,369
647	ING Groep NV	10,540
308	Koninklijke Ahold Delhaize NV	6,381
1,375	Koninklijke KPN NV	3,976
783	NN Group NV	25,973
62	Randstad Holding NV	3,683
763	Royal Dutch Shell plc, Class A	19,903
873	Royal Dutch Shell plc, Class B	23,226
164	Vastned Retail NV	6,131

		112,061

	Norway — 0.2%
292	DNB ASA	4,555
251	Marine Harvest ASA (a)	4,175
328	Statoil ASA	5,397
257	Telenor ASA	4,157
103	Yara International ASA	3,839

		22,123

	Portugal — 0.1%
1,492	EDP — Energias de Portugal SA	4,923
247	Galp Energia SGPS SA	3,832

		8,755

SHARES	SECURITY DESCRIPTION	VALUE

	Russia — 0.4%
194	LUKOIL PJSC, ADR	9,618
275	MegaFon PJSC, GDR	2,940
432	MMC Norilsk Nickel PJSC, ADR	6,640
321	Mobile TeleSystems PJSC, ADR	3,311
7,286	Moscow Exchange MICEX-RTS PJSC	14,731
301	PhosAgro PJSC, GDR	4,432
327	Severstal PJSC, GDR	4,460

		46,132

	Singapore — 0.0% (g)
992	Ascendas REIT	1,819
1,584	CapitaLand Commercial Trust	1,841

		3,660

	South Africa — 0.7%
1,708	AVI Ltd.	12,493
1,246	Barclays Africa Group Ltd.	13,682
445	Bid Corp. Ltd.	9,417
4,508	FirstRand Ltd.	16,819
617	Investec plc	4,573
4,195	MMI Holdings Ltd.	7,318
846	Vodacom Group Ltd.	9,563
1,795	Woolworths Holdings Ltd.	9,729

		83,594

	South Korea — 0.4%
141	Kangwon Land, Inc.	4,469
148	KT&G Corp.	13,174
9	Samsung Electronics Co. Ltd.	16,703
417	SK Telecom Co. Ltd., ADR	9,829

		44,175

	Spain — 0.7%
342	Abertis Infraestructuras SA	6,014
122	ACS Actividades de Construccion y Servicios SA	4,534
27	Aena SA (e)	4,838
1,116	Banco Bilbao Vizcaya Argentaria SA	8,939
2,917	Banco de Sabadell SA	5,610
2,094	Banco Santander SA	13,648
450	Bankinter SA	3,957
1,180	CaixaBank SA	5,356
625	Distribuidora Internacional de Alimentacion SA	3,718
140	Enagas SA	3,674
177	Endesa SA	4,164
1,026	Iberdrola SA	7,377
1,396	Mapfre SA	4,869
330	Repsol SA	5,214

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Spain — continued
730	Telefonica SA	8,076

		89,988

	Sweden — 0.3%
138	Electrolux AB, Series B	4,096
131	ICA Gruppen AB	4,484
607	Nordea Bank AB	7,468
427	Skandinaviska Enskilda Banken AB, Class A	4,916
164	Skanska AB, Class B	3,917
189	SKF AB, Class B	4,138
372	Svenska Handelsbanken AB, Class A	5,277
243	Swedbank AB, Class A	5,748

		40,044

	Switzerland — 0.8%
303	ABB Ltd. (Registered)	7,431
1	Banque Cantonale Vaudoise (Registered) (a)	912
10	Cembra Money Bank AG	890
375	Credit Suisse Group AG (Registered) (a)	5,712
64	Roche Holding AG	16,631
346	Swiss Re AG	30,087
531	UBS Group AG (Registered) (a)	9,065
329	Wolseley plc	20,886
29	Zurich Insurance Group AG	7,891

		99,505

	Taiwan — 1.1%
758	Asustek Computer, Inc.	7,447
1,269	Chicony Electronics Co. Ltd.	3,348
1,479	Delta Electronics, Inc.	8,327
1,903	Far EasTone Telecommunications Co. Ltd.	4,686
1,054	MediaTek, Inc.	7,576
4,301	Mega Financial Holding Co. Ltd.	3,453
2,450	Novatek Microelectronics Corp.	9,415
1,649	President Chain Store Corp.	14,350
6,308	Quanta Computer, Inc.	13,068
3,916	Taiwan Mobile Co. Ltd.	14,459
269	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8,882
737	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	24,376
5,228	Vanguard International Semiconductor Corp.	9,971

		129,358

	Thailand — 0.2%
615	Siam Cement PCL (The) (Registered)	9,484
119	Siam Cement PCL (The), NVDR	1,840

SHARES	SECURITY DESCRIPTION	VALUE

	Thailand — continued
563	Siam Commercial Bank PCL (The)	2,535
1,555	Siam Commercial Bank PCL (The), NVDR	7,001
808	Thai Oil PCL	1,820
1,026	Thai Oil PCL, NVDR	2,311

		24,991

	Turkey — 0.2%
323	Ford Otomotiv Sanayi A/S	3,594
1,139	Tofas Turk Otomobil Fabrikasi A/S	9,486
321	Tupras Turkiye Petrol Rafinerileri A/S	8,079

		21,159

	United Arab Emirates — 0.1%
3,230	National Bank of Abu Dhabi PJSC	9,673

	United Kingdom — 5.1%
903	Aviva plc	6,143
5,011	BAE Systems plc	40,699
701	Barratt Developments plc	5,259
94	Berkeley Group Holdings plc	3,970
2,480	BP plc	14,198
831	British American Tobacco plc	56,161
1,834	British Land Co. plc (The)	15,592
1,854	Centrica plc	4,752
7,649	Direct Line Insurance Group plc	34,565
876	Dixons Carphone plc	3,806
1,380	G4S plc	5,450
4,313	GlaxoSmithKline plc	86,802
510	Hammerson plc	3,882
5,689	HSBC Holdings plc	46,896
220	IMI plc	3,641
246	Imperial Brands plc	12,065
101	InterContinental Hotels Group plc	5,366
585	International Consolidated Airlines Group SA	4,240
1,499	ITV plc	4,077
1,375	J Sainsbury plc	4,904
1,580	Legal & General Group plc	5,036
10,534	Lloyds Banking Group plc	9,465
574	LondonMetric Property plc	1,252
922	Marks & Spencer Group plc	4,375
552	Meggitt plc	3,308
1,948	Old Mutual plc	4,893
1,254	Persimmon plc	37,838
293	Petrofac Ltd.	3,084
940	Rio Tinto plc	37,097
525	RSA Insurance Group plc	4,050
1,856	Safestore Holdings plc	9,741

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United Kingdom — continued
1,601	Segro plc	10,069
141	Severn Trent plc	4,234
281	St James’s Place plc	4,179
891	Standard Life plc	4,191
388	Tate & Lyle plc	3,810
1,822	Taylor Wimpey plc	4,718
2,251	Tritax Big Box REIT plc	4,081
343	Unilever plc	17,658
16,094	Vodafone Group plc	41,453
2,249	WPP plc	48,158

		625,158

	United States — 19.5%
90	3M Co.	17,528
56	AbbVie, Inc.	3,704
456	Accenture plc, Class A	55,302
111	Alexandria Real Estate Equities, Inc.	12,516
728	Altria Group, Inc.	52,254
118	Analog Devices, Inc.	9,012
310	Apartment Investment & Management Co., Class A	13,556
235	Apple, Inc.	33,809
68	Arthur J Gallagher & Co.	3,811
970	AT&T, Inc.	38,457
117	Automatic Data Processing, Inc.	12,250
172	AvalonBay Communities, Inc.	32,733
1,331	Bank of America Corp.	31,057
377	BB&T Corp.	16,290
636	Brandywine Realty Trust	10,794
176	Bristol-Myers Squibb Co.	9,838
592	Brixmor Property Group, Inc.	11,694
275	Camden Property Trust	22,634
206	Chevron Corp.	21,967
104	Chubb Ltd.	14,253
148	Cincinnati Financial Corp.	10,637
113	Cinemark Holdings, Inc.	4,862
529	CME Group, Inc.	61,483
229	CMS Energy Corp.	10,411
172	Coca-Cola Co. (The)	7,402
1,494	Comcast Corp., Class A	58,543
484	ConocoPhillips	23,198
35	Cullen/Frost Bankers, Inc.	3,279
257	Digital Realty Trust, Inc.	29,535
129	Dr Pepper Snapple Group, Inc.	11,804
27	DTE Energy Co.	2,787
186	Duke Realty Corp.	5,150

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
3		Dynegy, Inc. (a)	16
95		Edison International	7,611
423		EI du Pont de Nemours & Co.	33,702
105		Eli Lilly & Co.	8,652
107		Extra Space Storage, Inc.	8,109
248		Exxon Mobil Corp.	20,254
171		Fidelity National Information Services, Inc.	14,432
34		General Dynamics Corp.	6,540
1,476		General Motors Co.	51,127
56		Gilead Sciences, Inc.	3,813
279		Halcon Resources Corp. (a)	1,870
1,152		HCP, Inc.	36,102
249		Highwoods Properties, Inc.	12,651
557		Home Depot, Inc. (The)	87,005
173		Honeywell International, Inc.	22,684
1,140		Host Hotels & Resorts, Inc.	20,467
1,153		HP, Inc.	21,704
161		Illinois Tool Works, Inc.	22,183
129		International Business Machines Corp.	20,749
810		Johnson & Johnson	100,003
80		Kimberly-Clark Corp.	10,365
1,311		Kimco Realty Corp.	26,606
481		KLA-Tencor Corp.	47,256
253		LaSalle Hotel Properties	7,232
368		Liberty Property Trust	14,921
45		M&T Bank Corp.	7,021
224		Macerich Co. (The)	14,013
467		Merck & Co., Inc.	29,122
692		MetLife, Inc.	35,833
1,455		Microsoft Corp.	99,616
105		Mid-America Apartment Communities, Inc.	10,397
324		Mondelez International, Inc., Class A	14,589
886		Morgan Stanley	38,410
219		National Health Investors, Inc.	16,027
3		Nebraska Book Holdings, Inc. (a)	—	(h)
—	(h)	New Cotai LLC, Class B (a)	—	(h)
395		NextEra Energy, Inc.	52,707
178		NII Holdings, Inc. (a)	153
302		NiSource, Inc.	7,327
170		Northern Trust Corp.	15,339
1,430		Occidental Petroleum Corp.	87,977
10		Penn Virginia Corp. (a)	393
12		Penn Virginia Corp. (a)	480
89		PepsiCo, Inc.	10,135
2,669		Pfizer, Inc.	90,537

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — continued
		United States — continued
268		Philip Morris International, Inc.	29,724
195		PNC Financial Services Group, Inc. (The)	23,351
145		PPG Industries, Inc.	15,901
49		Procter & Gamble Co. (The)	4,244
760		Prologis, Inc.	41,338
178		Prudential Financial, Inc.	19,001
142		Public Storage	29,728
182		Quality Care Properties, Inc. (a)	3,158
120		Realty Income Corp.	6,986
115		Regency Centers Corp.	7,239
116		Republic Services, Inc.	7,331
—	(h)	Sabine Oil & Gas Holdings, Inc. (a)	14
137		Senior Housing Properties Trust	2,944
157		Simon Property Group, Inc.	26,015
93		SL Green Realty Corp.	9,738
20		Snap-on, Inc.	3,302
2,072		Spirit Realty Capital, Inc.	19,518
17		Stone Energy Corp. (a)	346
154		STORE Capital Corp.	3,706
146		Sunstone Hotel Investors, Inc.	2,178
152		T Rowe Price Group, Inc.	10,766
628		Texas Instruments, Inc.	49,745
76		Time Warner, Inc.	7,516
233		Travelers Cos., Inc. (The)	28,289
267		UnitedHealth Group, Inc.	46,635
510		US Bancorp	26,162
383		Valero Energy Corp.	24,748
49		Validus Holdings Ltd.	2,711
120		Ventas, Inc.	7,709
434		Verizon Communications, Inc.	19,937
109		VF Corp.	5,942
483		Vistra Energy Corp.	7,219
207		Vornado Realty Trust	19,882
1,631		Wells Fargo & Co.	87,828
205		Xcel Energy, Inc.	9,241

			2,398,772

		Total Common Stocks (Cost $4,412,757)	5,080,050

PRINCIPAL AMOUNT/UNITS
Convertible Bonds — 0.7%
		Bermuda — 0.0% (g)
384		Golar LNG Ltd., 2.750%, 02/15/22 (e)	374

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE

	China — 0.0% (g)
800	Baosteel Hong Kong Investment Co. Ltd., Reg. S, Zero Coupon, 12/01/18	824
600	Cosmos Boom Investment Ltd., Reg. S, 0.500%, 06/23/20	586
	Ctrip.com International Ltd.,
1,296	1.250%, 09/15/22 (e)	1,354
345	1.990%, 07/01/25	406
500	ENN Energy Holdings Ltd., Reg. S, Zero Coupon, 02/26/18	520

		3,690

	France — 0.0% (g)
EUR 576 Units	Rallye SA, Reg. S, 1.000%, 10/02/20	633
1,000	TOTAL SA, Reg. S, Series FP, 0.500%, 12/02/22	1,020

		1,653

	Germany — 0.1%
EUR 3,100	Bayer Capital Corp. BV, 5.625%, 11/22/19 (e)	4,091
500	Brenntag Finance BV, Reg. S, 1.875%, 12/02/22	521
EUR 800	Rocket Internet SE, Reg. S, 3.000%, 07/22/22	814

		5,426

	Hong Kong — 0.0% (g)
2,000	China Overseas Finance Investment Cayman V Ltd., Reg. S, Zero Coupon, 01/05/23	2,042
HKD 8,000	Shine Power International Ltd., Reg. S, Zero Coupon, 07/28/19	1,034

		3,076

	Italy — 0.0% (g)
EUR 600	Prysmian SpA, Reg. S, Zero Coupon, 01/17/22	673

	Malaysia — 0.0% (g)
680	Cahaya Capital Ltd., Reg. S, Zero Coupon, 09/18/21	657

	Mexico — 0.0% (g)
EUR 1,700	America Movil BV, Reg. S, 5.500%, 09/17/18	1,555

	Netherlands — 0.0% (g)
EUR 600	OCI NV, Reg. S, 3.875%, 09/25/18	654

	Portugal — 0.0% (g)
EUR 600	Amorim Energia BV, Reg. S, 3.375%, 06/03/18	695

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	Russia — 0.0% (g)
1,368	Yandex NV, 1.125%, 12/15/18	1,321

	Singapore — 0.0% (g)
	CapitaLand Ltd.,
SGD 4,250	Reg. S, 1.850%, 06/19/20	2,995
SGD 750	Reg. S, 1.950%, 10/17/23	555

		3,550

	South Africa — 0.0% (g)
GBP 900	Brait SE, Reg. S, 2.750%, 09/18/20	1,104
GBP 400	Remgro Jersey GBP Ltd., Reg. S, 2.625%, 03/22/21	532
	Steinhoff Finance Holding GmbH,
EUR 400	Reg. S, Series SHF, 1.250%, 08/11/22	432
EUR 1,800	Reg. S, Series SNH, 1.250%, 10/21/23	1,902

		3,970

	Spain — 0.0% (g)
EUR 400	OHL Investments SA, Reg. S, 4.000%, 04/25/18	422
EUR 1,300	Telefonica Participaciones SAU, Reg. S, 4.900%, 09/25/17	1,365
EUR 500	Telefonica SA, Reg. S, 6.000%, 07/24/17	508

		2,295

	Taiwan — 0.0% (g)
600	Nanya Technology Corp., Reg. S, Zero Coupon, 01/24/22	650
500	TPK Holding Co. Ltd., Reg. S, Zero Coupon, 04/08/20	503
1,300	Zhen Ding Technology Holding Ltd., Reg. S, Zero Coupon, 06/26/19	1,310

		2,463

	United Arab Emirates — 0.1%
	Aabar Investments PJSC,
EUR 2,000	Reg. S, Series UCG, 0.500%, 03/27/20	1,944
EUR 1,500	Reg. S, Series UCG, 1.000%, 03/27/22	1,388
1,800	DP World Ltd., Reg. S, 1.750%, 06/19/24	1,848
800	National Bank of Abu Dhabi PJSC, Reg. S, 1.000%, 03/12/18	807

		5,987

	United Kingdom — 0.1%
GBP 400	Balfour Beatty Finance No. 2 Ltd., Reg. S, 1.875%, 12/03/18	533
GBP 1,300	British Land White 2015 Ltd., Reg. S, Zero Coupon, 06/09/20	1,612
800	Inmarsat plc, Reg. S, 3.875%, 09/09/23	918

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
	International Consolidated Airlines Group SA,
EUR 800	Reg. S, 0.250%, 11/17/20	835
EUR 1,000	Reg. S, 0.625%, 11/17/22	1,030
GBP 1,100	Intu Jersey 2 Ltd., Reg. S, 2.875%, 11/01/22	1,380
GBP 2,800	Vodafone Group plc, Reg. S, 2.000%, 02/25/19	3,587

		9,895

	United States — 0.4%
	Ares Capital Corp.,
917	4.750%, 01/15/18	933
807	Cheniere Energy, Inc., 4.250%, 03/15/45	549
1,686	Chesapeake Energy Corp., 5.500%, 09/15/26 (e)	1,659
826	Colony NorthStar, Inc., 3.875%, 01/15/21	833
4,554	DISH Network Corp., 2.375%, 03/15/24 (e)	4,739
1,031	Ensco Jersey Finance Ltd., 3.000%, 01/31/24 (e)	954
1,226	Extra Space Storage LP, 3.125%, 10/01/35 (e)	1,279
671	Finisar Corp., 0.500%, 12/15/36 (e)	625
1,870	FireEye, Inc., Series B, 1.625%, 06/01/35	1,681
873	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	885
908	Illumina, Inc., Zero Coupon, 06/15/19	930
533	Impax Laboratories, Inc., 2.000%, 06/15/22	449
1,486	Intel Corp., 3.479%, 12/15/35	2,024
551	Intercept Pharmaceuticals, Inc., 3.250%, 07/01/23	514
456	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/21	475
	Liberty Interactive LLC,
1,117	1.750%, 09/30/46 (e)	1,312
1,384	4.000%, 11/15/29	857
798	Macquarie Infrastructure Corp., 2.000%, 10/01/23	788
	Microchip Technology, Inc.,
2,114	1.625%, 02/15/27 (e)	2,164
755	Micron Technology, Inc., Series G, 3.000%, 11/15/43	815
946	Nabors Industries, Inc., 0.750%, 01/15/24 (e)	814
67	Nebraska Book Holdings, Inc., 2.000% (PIK), 04/01/26 (e) (v)	7
	Nuance Communications, Inc.,
561	1.000%, 12/15/35	542

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
488	2.750%, 11/01/31	490
650	ON Semiconductor Corp., 1.625%, 10/15/23 (e)	649
505	Redwood Trust, Inc., 4.625%, 04/15/18	507
764	Silicon Laboratories, Inc., 1.375%, 03/01/22 (e)	802
546	SolarCity Corp., 1.625%, 11/01/19	496
826	SunPower Corp., 0.875%, 06/01/21	644
2,526	Tesla, Inc., 1.250%, 03/01/21	2,618
	Twitter, Inc.,
1,382	0.250%, 09/15/19	1,309
1,410	1.000%, 09/15/21	1,295
	VEREIT, Inc.,
379	3.000%, 08/01/18	380
2,098	3.750%, 12/15/20	2,139
262	Verint Systems, Inc., 1.500%, 06/01/21	252
1,322	Viavi Solutions, Inc., 1.000%, 03/01/24 (e)	1,344
1,129	Weatherford International Ltd., 5.875%, 07/01/21	1,342
646	Whiting Petroleum Corp., 1.250%, 04/01/20	571
	Yahoo!, Inc.,
1,246	Zero Coupon, 12/01/18	1,308

		41,974

	Total Convertible Bonds (Cost $91,207)	89,908

SHARES
Convertible Preferred Stocks — 0.3%
	China — 0.0% (g)
29	Mandatory Exchangeable Trust, 5.750%, 06/03/19 ($100 par value) (e)	4,026

	Israel — 0.0% (g)
3	Teva Pharmaceutical Industries Ltd., 7.000%, 12/15/18 ($1000 par value)	1,851

	United States — 0.3%
4	Allergan plc, Series A, 5.500%, 03/01/18 ($1000 par value)	3,735
20	American Tower Corp., 5.500%, 02/15/18 ($100 par value)	2,272
24	Anthem, Inc., 5.250%, 05/01/18 ($50 par value)	1,218
28	Arconic, Inc., 5.375%, 10/01/17 ($50 par value)	1,187

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
3	Bank of America Corp., Series L, 7.250% ($1000 par value)	3,967
5	Belden, Inc., 6.750%, 07/15/19($100 par value)	516
8	Bunge Ltd., 4.875% ($100 par value)	835
52	Dominion Resources, Inc., Series A, 6.750%, 08/15/19 ($50 par value)	2,639
24	DTE Energy Co., 6.500%, 10/01/19 ($50 par value)	1,319
20	Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value)	875
15	Great Plains Energy, Inc., 7.000%, 09/15/19 ($50 par value)	803
22	Hess Corp., 8.000%, 02/01/19 ($50 par value)	1,320
35	Kinder Morgan, Inc., Series A, 9.750%, 10/26/18 ($49 par value)	1,611
51	NextEra Energy, Inc., 6.123%, 09/01/19 ($25 par value)	2,652
35	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	640
5	Stericycle, Inc., 5.250%, 09/15/18 ($100 par value)	335
18	T-Mobile US, Inc., 5.500%, 12/15/17 ($50 par value)	1,969
4	Wells Fargo & Co., Series L, 7.500% ($1000 par value)	4,541
15	Welltower, Inc., Series I, 6.500% ($50 par value)	919

		33,353

	Total Convertible Preferred Stocks (Cost $40,828)	39,230

PRINCIPAL AMOUNT
Corporate Bonds — 43.1%
	Argentina — 0.0% (g)
1,290	Petrobras Argentina SA, 7.375%, 07/21/23 (e)	1,374
650	YPF SA, Reg. S, 8.750%, 04/04/24	749

		2,123

	Australia — 0.1%
5,521	Australia & New Zealand Banking Group Ltd., VAR, 6.750%, 06/15/26 (e) (x) (y)	6,123
1,720	BHP Billiton Finance USA Ltd., VAR, 6.750%, 10/19/75 (e)	1,948
3,835	FMG Resources August 2006 Pty. Ltd., 9.750%, 03/01/22 (e)	4,412

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Australia — continued
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,601

		14,084

	Belgium — 0.1%
2,025	Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	2,212
EUR 6,175	KBC Group NV, Reg. S, VAR, 5.625%, 03/19/19 (x) (y)	6,918

		9,130

	Bermuda — 0.0% (g)
3,924	XLIT Ltd., Series E, VAR, 3.616%, 06/02/17 (x) (y)	3,335

		–
	Brazil — 0.2%
1,653	Banco Daycoval SA, Reg. S, 5.750%, 03/19/19	1,703
1,100	GTL Trade Finance, Inc., Reg. S, 5.893%, 04/29/24	1,115
	JBS USA LUX SA,
4,689	5.750%, 06/15/25 (e)	4,818
4,448	5.875%, 07/15/24 (e)	4,648
	Petrobras Global Finance BV,
2,070	6.750%, 01/27/41	1,951
1,090	7.375%, 01/17/27	1,166
3,250	8.375%, 05/23/21	3,684
700	Suzano Austria GmbH, Reg. S, 5.750%, 07/14/26	716
1,056	Vale Overseas Ltd., 5.875%, 06/10/21	1,135
1,820	Votorantim Cimentos SA, Reg. S, 7.250%, 04/05/41	1,861

		22,797

	Canada — 1.6%
7,515	1011778 BC ULC, 6.000%, 04/01/22 (e)	7,834
2,332	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	2,425
	Baytex Energy Corp.,
339	5.125%, 06/01/21 (e)	317
364	5.625%, 06/01/24 (e)	333
	Bombardier, Inc.,
1,868	6.000%, 10/15/22 (e)	1,868
3,228	6.125%, 01/15/23 (e)	3,220
5,401	7.500%, 03/15/25 (e)	5,617
188	7.750%, 03/15/20 (e)	204
5,208	8.750%, 12/01/21 (e)	5,794

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
	Cascades, Inc.,
1,420	5.500%, 07/15/22 (e)	1,431
585	5.750%, 07/15/23 (e)	594
	Cenovus Energy, Inc.,
761	4.250%, 04/15/27 (e)	756
8,290	5.400%, 06/15/47 (e)	8,126
4,425	6.750%, 11/15/39	4,967
	Concordia International Corp.,
6,381	7.000%, 04/15/23 (e)	1,021
874	9.000%, 04/01/22 (e)	607
2,468	Cott Holdings, Inc., 5.500%, 04/01/25 (e)	2,511
13,375	Emera, Inc., Series 16-A, VAR, 6.750%, 06/15/76	14,729
4,369	Garda World Security Corp., 7.250%, 11/15/21 (e)	4,419
1,200	Gateway Casinos & Entertainment Ltd., 8.250%, 03/01/24 (e)	1,227
11,100	GW Honos Security Corp., 8.750%, 05/15/25 (e)	11,280
930	Hudbay Minerals, Inc., 7.250%, 01/15/23 (e)	989
3,382	Kronos Acquisition Holdings, Inc., 9.000%, 08/15/23 (e)	3,433
	Lundin Mining Corp.,
1,800	7.500%, 11/01/20 (e)	1,908
1,770	7.875%, 11/01/22 (e)	1,945
	Mattamy Group Corp.,
2,118	6.500%, 11/15/20 (e)	2,176
532	6.875%, 12/15/23 (e)	552
	MEG Energy Corp.,
12,179	6.375%, 01/30/23 (e)	10,718
7,290	6.500%, 01/15/25 (e)	7,199
2,539	7.000%, 03/31/24 (e)	2,266
3,276	NOVA Chemicals Corp., 5.000%, 05/01/25 (e)	3,354
	Open Text Corp.,
1,957	5.625%, 01/15/23 (e)	2,050
1,588	5.875%, 06/01/26 (e)	1,695
	Precision Drilling Corp.,
1,347	5.250%, 11/15/24	1,296
235	6.500%, 12/15/21	238
10,208	Quebecor Media, Inc., 5.750%, 01/15/23	10,744
50	Quebecor World Capital Corp., 6.125%, 01/15/16 (d)	—
50	Quebecor, Inc., 9.750%, 01/15/16 (d)	—
	Teck Resources Ltd.,
1,335	3.000%, 03/01/19	1,352

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
1,635	4.750%, 01/15/22	1,692
1,455	5.400%, 02/01/43	1,415
2,670	6.000%, 08/15/40	2,747
2,775	6.125%, 10/01/35	2,935
355	8.000%, 06/01/21 (e)	387
1,383	8.500%, 06/01/24 (e)	1,602
6,955	TransCanada PipeLines Ltd., 4.625%, 03/01/34	7,423
	Transcanada Trust,
9,359	Series 16-A, VAR, 5.875%, 08/15/76	10,061
13,375	VAR, 5.300%, 03/15/77	13,459
9,855	VAR, 5.625%, 05/20/75	10,298
1,631	Trinidad Drilling Ltd., 6.625%, 02/15/25 (e)	1,643
	Videotron Ltd.,
1,365	5.000%, 07/15/22	1,447
2,495	5.125%, 04/15/27 (e)	2,544
7,328	5.375%, 06/15/24 (e)	7,722

		196,570

	Chile — 0.0% (g)
2,140	Cencosud SA, Reg. S, 5.500%, 01/20/21	2,319
1,350	Empresa Electrica Angamos SA, Reg. S, 4.875%, 05/25/29	1,364

		3,683

	Colombia — 0.0% (g)
	Ecopetrol SA,
2,182	7.375%, 09/18/43	2,351

	Croatia — 0.0% (g)
1,340	Hrvatska Elektroprivreda, 5.875%, 10/23/22 (e)	1,437

	Finland — 0.0% (g)
	Nokia OYJ,
904	5.375%, 05/15/19	958
1,452	6.625%, 05/15/39	1,588

		2,546

	France — 0.5%
	Credit Agricole SA,
12,935	VAR, 6.625%, 09/23/19 (e) (x) (y)	13,207
4,435	VAR, 8.125%, 12/23/25 (e) (x) (y)	4,895
	SFR Group SA,
18,441	6.000%, 05/15/22 (e)	19,225
3,730	6.250%, 05/15/24 (e)	3,860
6,061	7.375%, 05/01/26 (e)	6,379

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	France — continued
12,990	Societe Generale SA, VAR, 7.375%, 09/13/21 (e) (x) (y)	13,737

		61,303

	Georgia — 0.0% (g)
988	Georgian Railway JSC, Reg. S, 7.750%, 07/11/22	1,087

	Germany — 0.2%
	Fresenius Medical Care US Finance II, Inc.,
860	4.125%, 10/15/20 (e)	884
1,160	4.750%, 10/15/24 (e)	1,186
1,152	5.875%, 01/31/22 (e)	1,263
400	6.500%, 09/15/18 (e)	422
1,850	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/21 (e)	2,021
1,630	IHO Verwaltungs GmbH, 4.500% (cash), 09/15/23 (e) (v)	1,628
	Schaeffler Finance BV,
1,750	4.250%, 05/15/21 (e)	1,789
2,755	4.750%, 05/15/23 (e)	2,872
2,988	Unitymedia GmbH, 6.125%, 01/15/25 (e)	3,190
2,888	Unitymedia Hessen GmbH & Co. KG, 5.500%, 01/15/23 (e)	3,007
	ZF North America Capital, Inc.,
8,445	4.500%, 04/29/22 (e)	8,867
2,678	4.750%, 04/29/25 (e)	2,785

		29,914

	Guatemala — 0.0% (g)
1,470	Comcel Trust via Comunicaciones Celulares SA, Reg. S, 6.875%, 02/06/24	1,565

	Hungary — 0.0% (g)
	MFB Magyar Fejlesztesi Bank Zrt.,
2,420	6.250%, 10/21/20 (e)	2,665
2,250	MOL Group Finance SA, Reg. S, 6.250%, 09/26/19	2,433

		5,098

	India — 0.0% (g)
1,680	Bharti Airtel International Netherlands BV, Reg. S, 5.125%, 03/11/23	1,770
1,030	Reliance Holding USA, Inc., Reg. S, 5.400%, 02/14/22	1,127

		2,897

	Indonesia — 0.1%
1,400	Majapahit Holding BV, Reg. S, 7.750%, 01/20/20	1,570

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Indonesia — continued
	Pertamina Persero PT,
3,040	Reg. S, 5.250%, 05/23/21	3,245
3,810	Reg. S, 6.450%, 05/30/44	4,296

		9,111

	Ireland — 0.2%
	Ardagh Packaging Finance plc,
6,560	6.000%, 02/15/25 (e)	6,781
5,875	7.250%, 05/15/24 (e)	6,397
425	Fly Leasing Ltd., 6.750%, 12/15/20	446
4,095	James Hardie International Finance Ltd., 5.875%, 02/15/23 (e)	4,290
	Park Aerospace Holdings Ltd.,
1,402	5.250%, 08/15/22 (e)	1,481
1,454	5.500%, 02/15/24 (e)	1,537

		20,932

	Israel — 0.1%
10,210	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/46	8,696

	Italy — 0.2%
8,600	Enel SpA, VAR, 8.750%, 09/24/73 (e)	10,062
2,000	Telecom Italia SpA, 5.303%, 05/30/24 (e)	2,070
	Wind Acquisition Finance SA,
4,500	4.750%, 07/15/20 (e)	4,573
4,500	7.375%, 04/23/21 (e)	4,680

		21,385

	Jamaica — 0.0% (g)
1,530	Digicel Group Ltd., Reg. S, 7.125%, 04/01/22	1,276

	Japan — 0.0% (g)
3,649	SoftBank Group Corp., 4.500%, 04/15/20 (e)	3,793

	Kazakhstan — 0.1%
1,325	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.950%, 07/10/42	1,395
	KazMunayGas National Co. JSC,
3,396	Reg. S, 6.375%, 04/09/21	3,727
1,100	Reg. S, 9.125%, 07/02/18	1,181

		6,303

	Luxembourg — 1.0%
	Altice Financing SA,
724	6.500%, 01/15/22 (e)	750
8,062	6.625%, 02/15/23 (e)	8,536
7,885	7.500%, 05/15/26 (e)	8,516
200	Altice Finco SA, 7.625%, 02/15/25 (e)	205

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
	Altice Luxembourg SA,
415	7.625%, 02/15/25 (e)	443
13,763	7.750%, 05/15/22 (e)	14,623
	ArcelorMittal,
4,303	6.125%, 06/01/25	4,829
17,202	7.000%, 02/25/22	19,503
927	7.500%, 03/01/41	1,045
2,770	7.750%, 10/15/39 (w)	3,165
6,920	INEOS Group Holdings SA, 5.625%, 08/01/24 (e)	7,041
	Intelsat Jackson Holdings SA,
9,453	5.500%, 08/01/23	8,070
1,772	7.250%, 04/01/19	1,708
27,267	7.250%, 10/15/20	25,527
9,475	7.500%, 04/01/21	8,670
6,115	8.000%, 02/15/24 (e)	6,597

		119,228

	Malaysia — 0.0% (g)
1,200	Petronas Capital Ltd., Reg. S, 4.500%, 03/18/45	1,256

	Mexico — 0.4%
	Alfa SAB de CV,
2,412	6.875%, 03/25/44 (e)	2,521
2,700	Reg. S, 5.250%, 03/25/24	2,865
600	Banco Nacional de Comercio Exterior SNC, VAR, 3.800%, 08/11/26 (e)	589
2,600	BBVA Bancomer SA, Reg. S, 6.750%, 09/30/22	2,940
	Cemex Finance LLC,
995	6.000%, 04/01/24 (e)	1,052
4,585	9.375%, 10/12/22 (e)	4,910
	Cemex SAB de CV,
3,104	5.700%, 01/11/25 (e)	3,261
8,730	6.125%, 05/05/25 (e)	9,374
4,200	7.750%, 04/16/26 (e)	4,764
1,200	Grupo KUO SAB De CV, Reg. S, 6.250%, 12/04/22	1,229
	Petroleos Mexicanos,
2,749	5.625%, 01/23/46	2,444
1,250	6.375%, 02/04/21	1,367
5,050	6.625%, 06/15/35	5,233

		42,549

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Morocco — 0.0% (g)
	OCP SA,
1,720	Reg. S, 5.625%, 04/25/24	1,842
1,171	Reg. S, 6.875%, 04/25/44	1,265

		3,107

	Netherlands — 0.3%
4,600	Bluewater Holding BV, Reg. S, 10.000%, 12/10/19 (e)	3,887
2,185	Constellium NV, 6.625%, 03/01/25 (e)	2,152
	NXP BV,
2,905	4.125%, 06/01/21 (e)	3,039
2,665	4.625%, 06/15/22 (e)	2,862
5,525	4.625%, 06/01/23 (e)	5,946
6,874	5.750%, 03/15/23 (e)	7,252
1,620	Shell International Finance BV, 4.375%, 05/11/45	1,663
8,370	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	8,517
1,425	Ziggo Bond Finance BV, 5.875%, 01/15/25 (e)	1,462
4,134	Ziggo Secured Finance BV, 5.500%, 01/15/27 (e)	4,248

		41,028

	New Zealand — 0.1%
	Reynolds Group Issuer, Inc.,
1,700	5.125%, 07/15/23 (e)	1,772
7,885	5.750%, 10/15/20	8,122
3,079	6.875%, 02/15/21	3,163
1,745	7.000%, 07/15/24 (e)	1,878

		14,935

	Nigeria — 0.0% (g)
2,631	Sea Trucks Group Ltd., Reg. S, 9.000%, 03/26/18 (d) (e)	974

	Peru — 0.1%
1,850	Banco de Credito del Peru, Reg. S, 4.250%, 04/01/23	1,961
1,800	BBVA Banco Continental SA, Reg. S, 5.000%, 08/26/22	1,943
1,124	Consorcio Transmantaro SA, Reg. S, 4.375%, 05/07/23	1,141
1,700	Southern Copper Corp., 5.875%, 04/23/45	1,784

		6,829

	Russia — 0.1%
1,100	Gazprom OAO Via Gaz Capital SA, Reg. S, 9.250%, 04/23/19	1,233

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Russia — continued
550	Russian Agricultural Bank OJSC Via RSHB Capital SA, Reg. S, 7.750%, 05/29/18	581
1,100	Russian Railways via RZD Capital plc, Reg. S, 5.700%, 04/05/22	1,181
2,150	Vnesheconombank Via VEB Finance plc, Reg. S, 5.942%, 11/21/23	2,306
1,081	VTB Bank OJSC Via VTB Capital SA, Reg. S, 6.950%, 10/17/22	1,177

		6,478

	South Korea — 0.0% (g)
3,805	MagnaChip Semiconductor Corp., 6.625%, 07/15/21	3,482

	Spain — 0.2%
	Banco Bilbao Vizcaya Argentaria SA,
EUR 1,000	Reg. S, VAR, 6.750%, 02/18/20 (x) (y)	1,126
EUR 1,800	Reg. S, VAR, 7.000%, 02/19/19 (x) (y)	2,019
2,000	Reg. S, VAR, 9.000%, 05/09/18 (x) (y)	2,109
11,870	Telefonica Emisiones SAU, 5.213%, 03/08/47	12,276
GBP 4,400	Telefonica Europe BV, Reg. S, VAR, 6.750%, 11/26/20 (x) (y)	6,170

		23,700

	Sweden — 0.1%
5,000	Skandinaviska Enskilda Banken AB, Reg. S, VAR, 5.750%, 05/13/20 (x) (y)	5,150
5,000	Svenska Handelsbanken AB, Reg. S, VAR, 5.250%, 03/01/21 (x) (y)	5,082
5,000	Swedbank AB, Reg. S, VAR, 5.500%, 03/17/20 (x) (y)	5,106

		15,338

	Switzerland — 0.2%
	Credit Suisse Group AG,
6,385	VAR, 6.250%, 12/18/24 (e) (x) (y)	6,656
2,646	VAR, 7.500%, 12/11/23 (e) (x) (y)	2,935
	UBS Group AG,
5,000	Reg. S, VAR, 6.875%, 08/07/25 (x) (y)	5,275
5,000	Reg. S, VAR, 7.000%, 02/19/25 (x) (y)	5,501
2,000	Reg. S, VAR, 7.125%, 02/19/20 (x) (y)	2,122

		22,489

	United Arab Emirates — 0.1%
500	DP World Ltd., Reg. S, 6.850%, 07/02/37	588
5,170	Shelf Drilling Holdings Ltd., 9.500%, 11/02/20 (e)	5,144

		5,732

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — 0.8%
3,075	Afren plc, Reg. S, 6.625%, 12/09/20 (d)	1
	Anglo American Capital plc,
775	3.625%, 05/14/20 (e)	785
3,197	4.125%, 09/27/22 (e)	3,261
739	4.450%, 09/27/20 (e)	768
1,362	4.750%, 04/10/27 (e)	1,408
3,646	4.875%, 05/14/25 (e)	3,801
	Ashtead Capital, Inc.,
3,560	5.625%, 10/01/24 (e)	3,804
7,640	6.500%, 07/15/22 (e)	7,936
11,384	Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	11,697
	HSBC Holdings plc,
4,840	VAR, 6.375%, 09/17/24 (x) (y)	5,009
6,000	VAR, 6.375%, 03/30/25 (x) (y)	6,270
6,852	VAR, 6.875%, 06/01/21 (x) (y)	7,421
	KCA Deutag UK Finance plc,
1,669	7.250%, 05/15/21 (e)	1,581
2,560	9.875%, 04/01/22 (e)	2,631
12,498	Lloyds Banking Group plc, VAR, 7.500%, 06/27/24 (x) (y)	13,467
GBP 3,809	Nationwide Building Society, Reg. S, VAR, 6.875%, 06/20/19 (x) (y)	5,106
	Noble Holding International Ltd.,
169	5.250%, 03/15/42	111
1,121	6.200%, 08/01/40	790
1,393	7.750%, 01/15/24	1,271
	Royal Bank of Scotland Group plc,
1,610	5.125%, 05/28/24	1,655
14,647	6.125%, 12/15/22	15,777
	Virgin Media Finance plc,
1,400	6.000%, 10/15/24 (e)	1,467
2,548	6.375%, 04/15/23 (e)	2,672
	Virgin Media Secured Finance plc,
975	5.250%, 01/15/26 (e)	987
1,300	5.500%, 01/15/25 (e)	1,334
1,100	5.500%, 08/15/26 (e)	1,124

		102,134

	United States — 36.3%
	21st Century Fox America, Inc.,
6,795	4.750%, 09/15/44	6,915
4,795	4.950%, 10/15/45	5,031
5,720	Abbott Laboratories, 4.900%, 11/30/46	5,983

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	AbbVie, Inc.,
5,040	4.450%, 05/14/46	4,894
3,359	4.700%, 05/14/45	3,381
	Acadia Healthcare Co., Inc.,
520	5.125%, 07/01/22	526
700	5.625%, 02/15/23	725
528	6.125%, 03/15/21	541
3,004	6.500%, 03/01/24	3,184
3,495	ACCO Brands Corp., 5.250%, 12/15/24 (e)	3,600
4,931	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	4,820
3,420	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	3,510
7,310	Actavis Funding SCS, 4.850%, 06/15/44	7,445
3,720	Adient Global Holdings Ltd., 4.875%, 08/15/26 (e)	3,729
	ADT Corp. (The),
5,130	3.500%, 07/15/22	4,963
10,862	4.125%, 06/15/23	10,591
519	Advanced Micro Devices, Inc., 7.000%, 07/01/24	552
870	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24 (e)	970
	AECOM,
4,359	5.125%, 03/15/27 (e)	4,364
9,398	5.875%, 10/15/24	10,084
	AES Corp.,
1,900	4.875%, 05/15/23	1,919
770	5.500%, 03/15/24	791
5,125	5.500%, 04/15/25	5,253
555	6.000%, 05/15/26	585
3,731	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	3,209
4,805	Air Medical Group Holdings, Inc., 6.375%, 05/15/23 (e)	4,685
1,200	Airxcel, Inc., 8.500%, 02/15/22 (e)	1,236
	AK Steel Corp.,
2,858	7.000%, 03/15/27	2,826
3,020	7.500%, 07/15/23	3,288
	Albertsons Cos. LLC,
5,637	5.750%, 03/15/25 (e)	5,482
9,798	6.625%, 06/15/24 (e)	10,018
	Alcoa Nederland Holding BV,
2,996	6.750%, 09/30/24 (e)	3,278
900	7.000%, 09/30/26 (e)	994
	Alere, Inc.,
497	6.375%, 07/01/23 (e)	541
3,955	6.500%, 06/15/20	4,044

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Aleris International, Inc.,
240	7.875%, 11/01/20	238
1,505	9.500%, 04/01/21 (e)	1,614
	Alliance Data Systems Corp.,
1,939	5.375%, 08/01/22 (e)	1,958
970	5.875%, 11/01/21 (e)	1,004
19,105	Allstate Corp. (The), VAR, 5.750%, 08/15/53	20,777
	Ally Financial, Inc.,
3,269	4.125%, 02/13/22	3,289
4,100	4.250%, 04/15/21	4,192
20,407	4.625%, 05/19/22	20,815
11,685	4.625%, 03/30/25	11,532
3,835	5.125%, 09/30/24	3,917
2,855	5.750%, 11/20/25	2,923
2,760	8.000%, 11/01/31	3,284
1,740	Alta Mesa Holdings LP, 7.875%, 12/15/24 (e)	1,827
	Altice US Finance I Corp.,
5,715	5.375%, 07/15/23 (e)	5,965
3,703	5.500%, 05/15/26 (e)	3,828
	AMC Entertainment Holdings, Inc.,
6,435	5.750%, 06/15/25	6,636
1,000	5.875%, 02/15/22	1,045
875	5.875%, 11/15/26 (e)	891
1,079	6.125%, 05/15/27 (e)	1,102
	AMC Networks, Inc.,
2,100	4.750%, 12/15/22	2,142
9,150	5.000%, 04/01/24	9,270
1,620	American Airlines Group, Inc., 5.500%, 10/01/19 (e)	1,693
	American Axle & Manufacturing, Inc.,
1,600	6.250%, 03/15/21	1,644
6,407	6.250%, 04/01/25 (e)	6,375
6,261	6.500%, 04/01/27 (e)	6,214
2,184	6.625%, 10/15/22	2,250
3,450	7.750%, 11/15/19	3,799
	American Express Co.,
18,070	Series C, VAR, 4.900%, 03/15/20 (x) (y)	18,350
5,575	VAR, 5.200%, 11/15/19 (x) (y)	5,777
1,946	American Greetings Corp., 7.875%, 02/15/25 (e)	2,077
	American International Group, Inc.,
4,240	4.500%, 07/16/44	4,147
8,805	4.800%, 07/10/45	9,070
	AmeriGas Partners LP,
4,278	5.500%, 05/20/25	4,321
1,314	5.625%, 05/20/24	1,337

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,309	5.750%, 05/20/27	1,312
1,039	5.875%, 08/20/26	1,055
4,850	Amgen, Inc., 4.400%, 05/01/45	4,790
	Amkor Technology, Inc.,
8,949	6.375%, 10/01/22	9,329
4,556	6.625%, 06/01/21	4,642
1,312	AMN Healthcare, Inc., 5.125%, 10/01/24 (e)	1,325
805	Analog Devices, Inc., 4.500%, 12/05/36	814
5,026	Anixter, Inc., 5.500%, 03/01/23	5,328
2,380	Antero Midstream Partners LP, 5.375%, 09/15/24 (e)	2,434
	Antero Resources Corp.,
1,311	5.000%, 03/01/25 (e)	1,291
9,240	5.125%, 12/01/22	9,379
3,548	5.375%, 11/01/21	3,663
4,205	5.625%, 06/01/23	4,326
	Anthem, Inc.,
3,295	4.650%, 08/15/44	3,406
2,280	5.100%, 01/15/44	2,494
2,565	Arch Capital Finance LLC, 5.031%, 12/15/46	2,802
930	Archrock Partners LP, 6.000%, 10/01/22	928
	Arconic, Inc.,
9,295	5.125%, 10/01/24	9,736
3,092	5.870%, 02/23/22	3,335
1,469	6.750%, 01/15/28	1,627
8,042	Ashland LLC, 4.750%, 08/15/22	8,384
	AT&T, Inc.,
5,380	4.350%, 06/15/45	4,773
8,215	4.750%, 05/15/46	7,712
1,175	5.150%, 03/15/42	1,164
2,680	5.450%, 03/01/47	2,761
4,210	5.650%, 02/15/47	4,447
	Avaya, Inc.,
5,464	7.000%, 04/01/19 (d) (e)	4,576
2,160	10.500%, 03/01/21 (d) (e)	292
	Avis Budget Car Rental LLC,
6,050	5.500%, 04/01/23	5,959
5,730	6.375%, 04/01/24 (e)	5,723
3,230	Axalta Coating Systems LLC, 4.875%, 08/15/24 (e)	3,345
	B&G Foods, Inc.,
3,164	4.625%, 06/01/21	3,222
1,764	5.250%, 04/01/25	1,806
	Ball Corp.,
905	5.000%, 03/15/22	966

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,962	5.250%, 07/01/25	2,119
	Bank of America Corp.,
13,619	Series K, VAR, 8.000%, 01/30/18 (x) (y)	14,130
14,315	Series M, VAR, 8.125%, 05/15/18 (x) (y)	14,995
23,045	Series V, VAR, 5.125%, 06/17/19 (x) (y)	23,160
7,015	Series U, VAR, 5.200%, 06/01/23 (x) (y)	7,024
11,220	Series X, VAR, 6.250%, 09/05/24 (x) (y)	12,034
13,130	Series Z, VAR, 6.500%, 10/23/24 (x) (y)	14,591
15,338	Series AA, VAR, 6.100%, 03/17/25 (x) (y)	16,431
	Bank of New York Mellon Corp. (The),
9,636	Series D, VAR, 4.500%, 06/20/23 (x) (y)	9,332
20,375	Series E, VAR, 4.950%, 06/20/20 (x) (y)	21,190
15,551	Series F, VAR, 4.625%, 09/20/26 (x) (y)	15,318
5,350	Belden, Inc., 5.500%, 09/01/22 (e)	5,484
	Berry Plastics Corp.,
1,875	5.125%, 07/15/23	1,950
500	6.000%, 10/15/22	531
5,270	Biogen, Inc., 5.200%, 09/15/45	5,717
6,262	Blue Cube Spinco, Inc., 10.000%, 10/15/25	7,718
5,667	Blue Racer Midstream LLC, 6.125%, 11/15/22 (e)	5,802
3,185	Boardwalk Pipelines LP, 5.950%, 06/01/26	3,561
920	Boise Cascade Co., 5.625%, 09/01/24 (e)	945
870	Booz Allen Hamilton, Inc., 5.125%, 05/01/25 (e)	882
	Boyd Gaming Corp.,
970	6.375%, 04/01/26	1,045
6,460	6.875%, 05/15/23	6,953
3,379	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	3,380
5,295	BWAY Holding Co., 5.500%, 04/15/24 (e)	5,355
	Cablevision Systems Corp.,
4,472	8.000%, 04/15/20	4,995
	Caesars Entertainment Operating Co., Inc.,
5,754	8.500%, 02/15/20 (d)	7,020
10,622	9.125%, 02/15/20 (d)	12,986
6,287	11.250%, 06/01/17 (d)	7,497
	CalAtlantic Group, Inc.,
682	5.250%, 06/01/26	696
1,240	5.375%, 10/01/22	1,324
2,247	5.875%, 11/15/24	2,416
840	8.375%, 01/15/21	987
1,759	Caleres, Inc., 6.250%, 08/15/23	1,845
6,387	California Resources Corp., 8.000%, 12/15/22 (e)	4,918

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,133	Callon Petroleum Co., 6.125%, 10/01/24 (e)	2,234
	Calpine Corp.,
3,015	5.250%, 06/01/26 (e)	3,034
1,500	5.500%, 02/01/24	1,448
1,140	5.750%, 01/15/25	1,103
4,467	5.875%, 01/15/24 (e)	4,690
2,720	Camelot Finance SA, 7.875%, 10/15/24 (e)	2,917
21,570	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20 (x) (y)	22,433
788	Capsugel SA, 7.000% (cash), 05/15/19 (e) (v)	786
3,650	CBS Corp., 4.600%, 01/15/45	3,648
1,090	CBS Radio, Inc., 7.250%, 11/01/24 (e)	1,185
662	CCM Merger, Inc., 6.000%, 03/15/22 (e)	684
	CCO Holdings LLC,
3,280	5.125%, 05/01/23 (e)	3,424
2,687	5.125%, 05/01/27 (e)	2,741
3,700	5.375%, 05/01/25 (e)	3,857
10,530	5.500%, 05/01/26 (e)	11,050
11,981	5.750%, 02/15/26 (e)	12,726
33,461	5.875%, 04/01/24 (e)	35,803
	CDW LLC,
2,242	5.000%, 09/01/23	2,304
875	5.500%, 12/01/24	932
	Cedar Fair LP,
575	5.375%, 06/01/24	595
490	5.375%, 04/15/27 (e)	507
5,075	Celgene Corp., 5.000%, 08/15/45	5,416
	Centene Corp.,
100	4.750%, 05/15/22	104
2,850	4.750%, 01/15/25	2,896
2,570	5.625%, 02/15/21	2,702
1,745	6.125%, 02/15/24	1,880
2,600	Central Garden & Pet Co., 6.125%, 11/15/23	2,776
	CenturyLink, Inc.,
9,146	Series T, 5.800%, 03/15/22	9,569
7,475	Series W, 6.750%, 12/01/23	8,008
	CF Industries, Inc.,
1,231	4.500%, 12/01/26 (e)	1,251
2,835	4.950%, 06/01/43	2,388
3,705	5.150%, 03/15/34	3,353
8,153	5.375%, 03/15/44	7,103
15,945	Charter Communications Operating LLC, 6.484%, 10/23/45	18,666

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Chemours Co. (The),
4,500	6.625%, 05/15/23	4,815
1,930	7.000%, 05/15/25	2,121
	Cheniere Corpus Christi Holdings LLC,
4,945	5.875%, 03/31/25 (e)	5,266
2,120	7.000%, 06/30/24 (e)	2,369
	Chesapeake Energy Corp.,
3,110	4.875%, 04/15/22	2,853
918	5.750%, 03/15/23	854
1,771	6.125%, 02/15/21	1,740
8,728	8.000%, 12/15/22 (e)	9,197
2,135	8.000%, 01/15/25 (e)	2,111
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	58
2,239	Cincinnati Bell, Inc., 7.000%, 07/15/24 (e)	2,370
3,600	Cinemark USA, Inc., 4.875%, 06/01/23	3,654
	CIT Group, Inc.,
1,085	3.875%, 02/19/19	1,115
4,908	5.000%, 08/15/22	5,280
6,097	5.375%, 05/15/20	6,562
3,988	5.500%, 02/15/19 (e)	4,212
1,908	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	1,941
	Citigroup, Inc.,
14,725	Series D, VAR, 5.350%, 05/15/23 (x) (y)	14,891
10,670	Series M, VAR, 6.300%, 05/15/24 (x) (y)	11,260
21,330	Series N, VAR, 5.800%, 11/15/19 (x) (y)	22,290
10,010	Series O, VAR, 5.875%, 03/27/20 (x) (y)	10,437
20,570	Series P, VAR, 5.950%, 05/15/25 (x) (y)	21,611
7,020	Series R, VAR, 6.125%, 11/15/20 (x) (y)	7,480
5,475	Series T, VAR, 6.250%, 08/15/26 (x) (y)	5,961
15,330	VAR, 5.950%, 01/30/23 (x) (y)	16,135
	Claire’s Stores, Inc.,
1,150	6.125%, 03/15/20 (e)	466
11,608	9.000%, 03/15/19 (e)	5,368
	Clean Harbors, Inc.,
1,490	5.125%, 06/01/21	1,526
6,200	5.250%, 08/01/20	6,324
	Clear Channel Worldwide Holdings, Inc.,
1,675	Series A, 6.500%, 11/15/22	1,708
115	Series A, 7.625%, 03/15/20	114
32,795	Series B, 6.500%, 11/15/22	33,984
19,533	Series B, 7.625%, 03/15/20	19,753
	Clearwater Paper Corp.,
2,125	4.500%, 02/01/23	2,043
900	5.375%, 02/01/25 (e)	882

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
4,235	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	3,854
	CNH Industrial Capital LLC,
2,340	4.375%, 04/05/22	2,386
5,420	4.875%, 04/01/21	5,698
3,065	CNO Financial Group, Inc., 5.250%, 05/30/25	3,165
1,434	Coeur Mining, Inc., 7.875%, 02/01/21	1,484
2,669	Cogent Communications Finance, Inc., 5.625%, 04/15/21 (e)	2,749
5,075	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	5,240
3,290	Columbia Pipeline Group, Inc., 5.800%, 06/01/45	3,854
	Comcast Corp.,
4,015	4.600%, 08/15/45	4,188
2,935	4.750%, 03/01/44	3,127
3,227	Commercial Metals Co., 4.875%, 05/15/23	3,243
	CommScope Technologies LLC,
1,505	5.000%, 03/15/27 (e)	1,518
9,502	6.000%, 06/15/25 (e)	10,132
	CommScope, Inc.,
2,355	5.000%, 06/15/21 (e)	2,420
4,288	5.500%, 06/15/24 (e)	4,499
	Community Health Systems, Inc.,
1,089	5.125%, 08/01/21	1,079
2,082	6.875%, 02/01/22	1,723
2,575	7.125%, 07/15/20	2,311
2,172	Concho Resources, Inc., 5.500%, 04/01/23	2,252
1,855	CONSOL Energy, Inc., 5.875%, 04/15/22	1,809
2,232	Consolidated Communications, Inc., 6.500%, 10/01/22	2,204
	Continental Resources, Inc.,
673	3.800%, 06/01/24	633
7,296	4.500%, 04/15/23	7,186
6,317	5.000%, 09/15/22	6,372
2,195	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	2,225
	CoreCivic, Inc.,
8,720	4.125%, 04/01/20	9,014
2,400	4.625%, 05/01/23	2,406
	Covanta Holding Corp.,
240	5.875%, 03/01/24	241
379	5.875%, 07/01/25	378
577	6.375%, 10/01/22	594
	Crestwood Midstream Partners LP,
2,091	5.750%, 04/01/25 (e)	2,169
1,409	6.250%, 04/01/23	1,471

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Crown Americas LLC,
1,765	4.250%, 09/30/26 (e)	1,730
770	4.500%, 01/15/23	795
	CSC Holdings LLC,
1,013	5.250%, 06/01/24	1,025
2,515	5.500%, 04/15/27 (e)	2,600
1,400	6.625%, 10/15/25 (e)	1,531
4,884	6.750%, 11/15/21	5,372
942	8.625%, 02/15/19	1,038
7,952	10.125%, 01/15/23 (e)	9,224
1,390	10.875%, 10/15/25 (e)	1,670
1,600	CSI Compressco LP, 7.250%, 08/15/22	1,556
4,820	CSX Corp., 4.250%, 11/01/66	4,517
640	Cumberland Farms, Inc., 6.750%, 05/01/25 (e)	664
936	CURO Financial Technologies Corp., 12.000%, 03/01/22 (e)	987
7,628	CVR Partners LP, 9.250%, 06/15/23 (e)	7,790
	CyrusOne LP,
1,625	5.000%, 03/15/24 (e)	1,670
985	5.375%, 03/15/27 (e)	1,014
	Dana Financing Luxembourg SARL,
4,089	5.750%, 04/15/25 (e)	4,189
4,320	6.500%, 06/01/26 (e)	4,525
	Dana, Inc.,
2,750	5.500%, 12/15/24	2,798
6,125	6.000%, 09/15/23	6,401
	DaVita, Inc.,
6,330	5.000%, 05/01/25	6,377
3,502	5.125%, 07/15/24	3,601
1,275	5.750%, 08/15/22	1,321
	DCP Midstream Operating LP,
4,359	3.875%, 03/15/23	4,250
686	4.750%, 09/30/21 (e)	701
702	4.950%, 04/01/22	718
1,825	6.750%, 09/15/37 (e)	2,000
6,738	Dean Foods Co., 6.500%, 03/15/23 (e)	7,109
	Denbury Resources, Inc.,
3,495	4.625%, 07/15/23	2,394
570	5.500%, 05/01/22	425
5,145	Devon Energy Corp., 5.000%, 06/15/45	5,227
	Diamond 1 Finance Corp.,
25	3.480%, 06/01/19 (e)	25
1,310	4.420%, 06/15/21 (e)	1,375
7,581	5.450%, 06/15/23 (e)	8,189

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,895	5.875%, 06/15/21 (e)	3,069
9,141	6.020%, 06/15/26 (e)	10,069
1,465	7.125%, 06/15/24 (e)	1,619
6,310	8.350%, 07/15/46 (e)	8,166
4,015	Diebold Nixdorf, Inc., 8.500%, 04/15/24	4,477
	DISH DBS Corp.,
7,460	5.000%, 03/15/23	7,479
21,800	5.875%, 07/15/22	23,093
14,963	5.875%, 11/15/24	15,692
23,384	6.750%, 06/01/21	25,430
4,279	7.750%, 07/01/26	5,012
6,950	DJO Finco, Inc., 8.125%, 06/15/21 (e)	6,186
2,774	Dole Food Co., Inc., 7.250%, 06/15/25 (e)	2,875
4,148	Dollar Tree, Inc., 5.750%, 03/01/23	4,401
2,229	Dominion Gas Holdings LLC, 4.600%, 12/15/44	2,248
17,485	Dominion Resources, Inc., VAR, 5.750%, 10/01/54	18,337
2,164	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	2,088
1,693	DuPont Fabros Technology LP, 5.875%, 09/15/21	1,765
	Dynegy, Inc.,
6,393	5.875%, 06/01/23	5,642
6,280	7.375%, 11/01/22	6,028
8,155	7.625%, 11/01/24	7,462
3,400	8.000%, 01/15/25 (e)	3,111
366	Eagle II Acquisition Co. LLC, 6.000%, 04/01/25 (e)	378
560	Eldorado Resorts, Inc., 7.000%, 08/01/23	605
25,041	Embarq Corp., 7.995%, 06/01/36	25,511
1,129	EMC Corp., 2.650%, 06/01/20	1,105
1,825	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24 (e)	2,017
	Endo Dac,
1,811	5.875%, 10/15/24 (e)	1,845
10,650	6.000%, 07/15/23 (e)	9,332
1,770	6.000%, 02/01/25 (e)	1,495
	Endo Finance LLC,
3,026	5.750%, 01/15/22 (e)	2,799
1,846	7.250%, 01/15/22 (e)	1,818
6,565	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	6,844
6,302	Energy Transfer Equity LP, 5.875%, 01/15/24	6,790

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Energy Transfer Partners LP,
3,020	5.150%, 02/01/43	2,911
1,155	6.125%, 12/15/45	1,255
3,211	EnerSys, 5.000%, 04/30/23 (e)	3,271
	Ensco plc,
429	4.500%, 10/01/24	354
808	5.200%, 03/15/25	685
419	8.000%, 01/31/24	416
4,938	Entegris, Inc., 6.000%, 04/01/22 (e)	5,148
	Enterprise Products Operating LLC,
2,890	4.850%, 03/15/44	2,958
10,280	4.900%, 05/15/46	10,750
	Envision Healthcare Corp.,
1,754	5.125%, 07/01/22 (e)	1,780
1,075	5.625%, 07/15/22	1,109
	EP Energy LLC,
3,286	7.750%, 09/01/22	2,629
2,930	8.000%, 11/29/24 (e)	3,066
23,134	8.000%, 02/15/25 (e)	20,589
11,750	9.375%, 05/01/20	11,133
	Equinix, Inc.,
1,320	4.875%, 04/01/20	1,353
3,098	5.375%, 01/01/22	3,276
950	5.375%, 04/01/23	989
948	5.750%, 01/01/25	1,014
3,555	5.875%, 01/15/26	3,831
8,015	ERAC USA Finance LLC, 4.200%, 11/01/46 (e)	7,327
5,852	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	5,925
720	EW Scripps Co. (The), 5.125%, 05/15/25 (e)	739
	Exelon Corp.,
4,100	4.450%, 04/15/46	4,113
3,750	5.100%, 06/15/45	4,078
	Express Scripts Holding Co.,
7,130	4.800%, 07/15/46	6,930
1,556	6.125%, 11/15/41	1,762
	FedEx Corp.,
6,025	4.550%, 04/01/46	6,090
2,215	4.750%, 11/15/45	2,309
1,170	Ferrellgas LP, 6.750%, 06/15/23	1,129
1,605	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	1,645
	Fifth Third Bancorp,
2,385	Series J, VAR, 4.900%, 09/30/19 (x) (y)	2,385
17,625	VAR, 5.100%, 06/30/23 (x) (y)	17,537

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	First Data Corp.,
6,412	5.000%, 01/15/24 (e)	6,558
13,853	5.375%, 08/15/23 (e)	14,407
33,652	5.750%, 01/15/24 (e)	34,914
5,643	7.000%, 12/01/23 (e)	6,050
681	Flex Acquisition Co., Inc., 6.875%, 01/15/25 (e)	701
19,265	Ford Motor Co., 4.750%, 01/15/43	18,141
	Freeport-McMoRan, Inc.,
3,380	3.550%, 03/01/22	3,177
8,530	3.875%, 03/15/23	7,912
3,074	4.000%, 11/14/21	3,016
5,505	4.550%, 11/14/24	5,172
375	5.400%, 11/14/34	334
5,805	5.450%, 03/15/43	4,949
	Frontier Communications Corp.,
6,760	6.250%, 09/15/21	6,270
7,180	6.875%, 01/15/25	6,013
6,801	8.500%, 04/15/20	7,192
5,281	9.250%, 07/01/21	5,388
3,111	10.500%, 09/15/22	3,130
19,452	11.000%, 09/15/25	18,747
3,849	Gartner, Inc., 5.125%, 04/01/25 (e)	3,984
5,143	Gates Global LLC, 6.000%, 07/15/22 (e)	5,169
4,460	GCI, Inc., 6.750%, 06/01/21	4,622
3,552	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	4,049
5,100	General Cable Corp., 5.750%, 10/01/22	5,049
48,057	General Electric Co., Series D, VAR, 5.000%, 01/21/21 (x) (y)	50,688
	General Motors Co.,
7,250	4.875%, 10/02/23	7,734
6,370	6.250%, 10/02/43	6,958
8,720	6.750%, 04/01/46	10,210
	Genesis Energy LP,
2,418	5.625%, 06/15/24	2,376
1,054	6.000%, 05/15/23	1,054
780	6.750%, 08/01/22	802
4,440	Genesys Telecommunications Laboratories, Inc., 10.000%, 11/30/24 (e)	4,918
4,330	GenOn Energy, Inc., 9.875%, 10/15/20	2,685
	GEO Group, Inc. (The),
8,165	5.875%, 01/15/22	8,492
2,215	6.000%, 04/15/26	2,276

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Gilead Sciences, Inc.,
755	4.150%, 03/01/47	712
8,795	4.750%, 03/01/46	9,069
	Global Partners LP,
1,085	6.250%, 07/15/22	1,074
1,995	7.000%, 06/15/23	1,975
4,035	GLP Capital LP, 5.375%, 11/01/23	4,358
1,890	Golden Nugget, Inc., 8.500%, 12/01/21 (e)	2,018
	Goldman Sachs Group, Inc. (The),
16,295	Series O, VAR, 5.300%, 11/10/26 (x) (y)	16,916
21,703	Series M, VAR, 5.375%, 05/10/20 (x) (y)	22,501
25,078	Series L, VAR, 5.700%, 05/10/19 (x) (y)	25,893
2,585	Goodman Networks, Inc., 12.225%, 07/01/18 (d)	969
	Goodyear Tire & Rubber Co. (The),
5,526	4.875%, 03/15/27	5,526
4,150	5.000%, 05/31/26	4,259
2,085	5.125%, 11/15/23	2,193
570	Graphic Packaging International, Inc., 4.875%, 11/15/22	596
	Gray Television, Inc.,
2,285	5.125%, 10/15/24 (e)	2,291
1,445	5.875%, 07/15/26 (e)	1,495
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,412
5,340	Great Plains Energy, Inc., 4.850%, 04/01/47	5,424
2,460	Group 1 Automotive, Inc., 5.250%, 12/15/23 (e)	2,478
293	Guitar Center, Inc., 6.500%, 04/15/19 (e)	251
1,045	Gulfport Energy Corp., 6.000%, 10/15/24 (e)	1,029
7,564	H&E Equipment Services, Inc., 7.000%, 09/01/22	7,909
5,150	Halcon Resources Corp., 6.750%, 02/15/25 (e)	4,944
10,280	Halliburton Co., 5.000%, 11/15/45	10,988
3,046	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	2,772
	Harland Clarke Holdings Corp.,
1,075	6.875%, 03/01/20 (e)	1,102
1,466	8.375%, 08/15/22 (e)	1,510
4,520	Harris Corp., 5.054%, 04/27/45	4,965
3,847	HCA Holdings, Inc., 6.250%, 02/15/21	4,174
	HCA, Inc.,
2,318	3.750%, 03/15/19	2,370
1,410	4.250%, 10/15/19	1,461
2,330	4.500%, 02/15/27	2,352

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,976	5.000%, 03/15/24	2,097
2,175	5.250%, 04/15/25	2,337
400	5.250%, 06/15/26	427
34,831	5.375%, 02/01/25	36,268
15,079	5.875%, 03/15/22	16,719
2,040	5.875%, 05/01/23	2,220
6,435	5.875%, 02/15/26	6,837
2,977	6.500%, 02/15/20	3,267
26,168	7.500%, 02/15/22	30,104
1,400	8.000%, 10/01/18	1,507
	HD Supply, Inc.,
10,360	5.250%, 12/15/21 (e)	10,930
2,010	5.750%, 04/15/24 (e)	2,135
	HealthSouth Corp.,
3,470	5.750%, 11/01/24	3,535
3,650	5.750%, 09/15/25	3,691
2,986	Hecla Mining Co., 6.875%, 05/01/21	3,098
	Herc Rentals, Inc.,
3,474	7.500%, 06/01/22 (e)	3,778
4,293	7.750%, 06/01/24 (e)	4,685
	Hertz Corp. (The),
6,255	5.500%, 10/15/24 (e)	5,364
4,891	6.250%, 10/15/22	4,512
7,435	7.375%, 01/15/21	7,119
5,595	Hess Corp., 5.800%, 04/01/47	5,782
19,879	Hexion, Inc., 6.625%, 04/15/20	18,786
	Hilcorp Energy I LP,
1,234	5.000%, 12/01/24 (e)	1,157
921	5.750%, 10/01/25 (e)	893
865	Hillman Group, Inc. (The), 6.375%, 07/15/22 (e)	824
	Hill-Rom Holdings, Inc.,
685	5.000%, 02/15/25 (e)	694
6,428	5.750%, 09/01/23 (e)	6,717
2,940	Hilton Domestic Operating Co., Inc., 4.250%, 09/01/24 (e)	2,962
1,890	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	2,013
	Hilton Worldwide Finance LLC,
3,023	4.625%, 04/01/25 (e)	3,106
1,512	4.875%, 04/01/27 (e)	1,550
1,865	Holly Energy Partners LP, 6.000%, 08/01/24 (e)	1,972
4,617	Hologic, Inc., 5.250%, 07/15/22 (e)	4,865
1,000	HRG Group, Inc., 7.875%, 07/15/19	1,040

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Hughes Satellite Systems Corp.,
7,205	5.250%, 08/01/26 (e)	7,331
1,570	6.500%, 06/15/19	1,698
1,690	6.625%, 08/01/26 (e)	1,736
	Huntsman International LLC,
560	4.875%, 11/15/20	589
8,665	5.125%, 11/15/22	9,109
6,110	IASIS Healthcare LLC, 8.375%, 05/15/19	5,957
	Icahn Enterprises LP,
919	5.875%, 02/01/22	945
800	6.250%, 02/01/22 (e)	832
800	6.750%, 02/01/24 (e)	835
	iHeartCommunications, Inc.,
2,116	9.000%, 12/15/19	1,746
2,067	9.000%, 03/01/21	1,571
1,400	IHS Markit Ltd., 4.750%, 02/15/25 (e)	1,465
8,163	ILFC E-Capital Trust I, VAR, 4.660%, 12/21/65 (e)	7,755
4,720	ILFC E-Capital Trust II, VAR, 4.910%, 12/21/65 (e)	4,531
8,769	Infor Software Parent LLC, 7.125% (cash), 05/01/21 (e) (v)	8,962
	Infor US, Inc.,
1,248	5.750%, 08/15/20 (e)	1,303
15,605	6.500%, 05/15/22	16,229
5,363	Informatica LLC, 7.125%, 07/15/23 (e)	5,276
	International Game Technology plc,
8,750	6.250%, 02/15/22 (e)	9,537
8,640	6.500%, 02/15/25 (e)	9,461
4,020	Interval Acquisition Corp., 5.625%, 04/15/23	4,141
	Iron Mountain, Inc.,
1,530	5.750%, 08/15/24	1,576
4,028	6.000%, 10/01/20 (e)	4,214
1,250	6.000%, 08/15/23	1,328
1,957	Isle of Capri Casinos, Inc., 5.875%, 03/15/21	2,021
1,915	ITC Holdings Corp., 5.300%, 07/01/43	2,172
500	Jack Cooper Holdings Corp., 9.250%, 06/01/20	185
8,360	Jack Ohio Finance LLC, 6.750%, 11/15/21 (e)	8,736
2,310	Jaguar Holding Co. II, 6.375%, 08/01/23 (e)	2,408
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,055
	JC Penney Corp., Inc.,
3,200	5.875%, 07/01/23 (e)	3,232
449	8.125%, 10/01/19	489

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
773	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	772
955	Johnson Controls International plc, 4.500%, 02/15/47	977
993	Kaiser Aluminum Corp., 5.875%, 05/15/24	1,053
2,070	KFC Holding Co., 5.000%, 06/01/24 (e)	2,137
2,000	Kinder Morgan Energy Partners LP, 5.625%, 09/01/41	2,070
7,460	Kindred Healthcare, Inc., 8.750%, 01/15/23	7,656
3,075	Kinetic Concepts, Inc., 7.875%, 02/15/21 (e)	3,279
6,400	KLX, Inc., 5.875%, 12/01/22 (e)	6,728
2,065	Kohl’s Corp., 5.550%, 07/17/45	1,869
1,160	Koppers, Inc., 6.000%, 02/15/25 (e)	1,215
	Kraft Heinz Foods Co.,
7,495	4.375%, 06/01/46	7,133
1,045	5.000%, 06/04/42	1,077
8,927	5.200%, 07/15/45	9,426
3,574	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	3,583
5,955	Kroger Co. (The), 3.875%, 10/15/46	5,393
	L Brands, Inc.,
400	5.625%, 10/15/23	420
6,385	6.750%, 07/01/36	6,185
1,606	6.875%, 11/01/35	1,584
1,514	Ladder Capital Finance Holdings LLLP, 5.250%, 03/15/22 (e)	1,554
	Lamar Media Corp.,
363	5.000%, 05/01/23	380
258	5.375%, 01/15/24	272
2,652	5.750%, 02/01/26	2,887
2,340	Landry’s, Inc., 6.750%, 10/15/24 (e)	2,451
2,900	Laredo Petroleum, Inc., 7.375%, 05/01/22	3,012
	Lear Corp.,
3,400	5.250%, 01/15/25	3,606
2,000	5.375%, 03/15/24	2,114
1,000	Level 3 Communications, Inc., 5.750%, 12/01/22	1,041
	Level 3 Financing, Inc.,
5,636	5.125%, 05/01/23	5,784
3,308	5.250%, 03/15/26	3,411
4,086	5.375%, 01/15/24	4,247
10,230	5.375%, 05/01/25	10,665
561	5.625%, 02/01/23	582
75	Levi Strauss & Co., 5.000%, 05/01/25	77
870	Liberty Interactive LLC, 8.250%, 02/01/30	933
2,538	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	2,938

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,335	LifePoint Health, Inc., 5.500%, 12/01/21	1,378
1,887	LIN Television Corp., 5.875%, 11/15/22	1,972
3,805	Live Nation Entertainment, Inc., 4.875%, 11/01/24 (e)	3,834
1,634	LPL Holdings, Inc., 5.750%, 09/15/25 (e)	1,659
3,265	LSB Industries, Inc., SUB, 8.500%, 08/01/19	3,200
5,407	LTF Merger Sub, Inc., 8.500%, 06/15/23 (e)	5,745
4,372	LYB International Finance BV, 4.875%, 03/15/44	4,526
1,320	Magellan Midstream Partners LP, 4.250%, 09/15/46	1,260
	Mallinckrodt International Finance SA,
160	3.500%, 04/15/18	161
539	4.750%, 04/15/23	459
6,105	5.500%, 04/15/25 (e)	5,556
5,243	5.625%, 10/15/23 (e)	5,007
2,189	5.750%, 08/01/22 (e)	2,151
5,645	Marathon Petroleum Corp., 4.750%, 09/15/44	5,222
4,280	Markel Corp., 5.000%, 04/05/46	4,497
1,117	Martin Midstream Partners LP, 7.250%, 02/15/21	1,145
1,972	Masonite International Corp., 5.625%, 03/15/23 (e)	2,046
3,592	MasTec, Inc., 4.875%, 03/15/23	3,592
890	Match Group, Inc., 6.375%, 06/01/24	969
2,500	Mediacom Broadband LLC, 6.375%, 04/01/23	2,631
	MetLife, Inc.,
12,815	6.400%, 12/15/36	14,417
17,944	Series C, VAR, 5.250%, 06/15/20 (x) (y)	18,635
	MGM Growth Properties Operating Partnership LP,
995	4.500%, 09/01/26	991
2,630	5.625%, 05/01/24	2,837
	MGM Resorts International,
18,730	6.000%, 03/15/23	20,463
3,070	6.625%, 12/15/21	3,446
20,504	7.750%, 03/15/22	23,887
2,165	Michaels Stores, Inc., 5.875%, 12/15/20 (e)	2,222
	Micron Technology, Inc.,
3,706	5.250%, 08/01/23 (e)	3,836
8,287	5.250%, 01/15/24 (e)	8,544
70	5.500%, 02/01/25	73
302	5.875%, 02/15/22	316
5,875	7.500%, 09/15/23	6,580

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,025	Microsemi Corp., 9.125%, 04/15/23 (e)	5,779
1,350	Momentive Performance Materials USA, Inc., 8.875%, 10/15/20 (d)	—	(h)
1,900	Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,888
	Morgan Stanley,
29,170	Series H, VAR, 5.450%, 07/15/19 (x) (y)	29,863
26,955	Series J, VAR, 5.550%, 07/15/20 (x) (y)	28,218
	Motors Liquidation Co.,
11	7.750%, 03/15/36 (d)	—
115	8.375%, 07/15/33 (d)	—
10	VAR, 6.750%, 05/01/28 (d)	—
5,316	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	5,715
	MPLX LP,
5,720	4.875%, 12/01/24	6,116
3,485	5.200%, 03/01/47	3,568
1,900	5.500%, 02/15/23	1,969
1,851	MSCI, Inc., 5.250%, 11/15/24 (e)	1,962
10,774	Mylan NV, 5.250%, 06/15/46	11,061
2,824	Nabors Industries, Inc., 5.500%, 01/15/23 (e)	2,859
2,473	National Rural Utilities Cooperative Finance Corp., VAR, 5.250%, 04/20/46	2,576
	Nationstar Mortgage LLC,
1,372	6.500%, 07/01/21	1,393
1,028	6.500%, 06/01/22	1,033
3,280	7.875%, 10/01/20	3,411
3,087	Nature’s Bounty Co. (The), 7.625%, 05/15/21 (e)	3,280
6,992	Navistar International Corp., 8.250%, 11/01/21	7,079
1,800	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	1,962
3,263	NCL Corp. Ltd., 4.750%, 12/15/21 (e)	3,345
	NCR Corp.,
686	5.000%, 07/15/22	700
903	6.375%, 12/15/23	968
	Neiman Marcus Group Ltd. LLC,
4,962	9.500%, 10/15/21 (e)	2,903
4,925	8.750% (PIK), 10/15/21 (e) (v)	2,659
	Netflix, Inc.,
1,786	4.375%, 11/15/26 (e)	1,759
645	5.750%, 03/01/24	693
700	5.875%, 02/15/25	760

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	New Albertsons, Inc.,
455	6.625%, 06/01/28	407
404	7.450%, 08/01/29	381
645	7.750%, 06/15/26	629
2,280	8.000%, 05/01/31	2,223
2,042	8.700%, 05/01/30	2,021
2,917	New Home Co., Inc. (The), 7.250%, 04/01/22 (e)	3,034
	Newfield Exploration Co.,
2,010	5.625%, 07/01/24	2,124
3,808	5.750%, 01/30/22	4,046
	Nexstar Broadcasting, Inc.,
2,020	5.625%, 08/01/24 (e)	2,070
4,580	6.125%, 02/15/22 (e)	4,789
1,985	NFP Corp., 9.000%, 07/15/21 (e)	2,099
	NGL Energy Partners LP,
445	5.125%, 07/15/19	444
1,977	6.125%, 03/01/25 (e)	1,849
750	6.875%, 10/15/21	744
3,925	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	4,077
12,144	Nielsen Finance LLC, 5.000%, 04/15/22 (e)	12,501
3,150	Noble Energy, Inc., 5.250%, 11/15/43	3,295
9,480	Northern Trust Corp., Series D, VAR, 4.600%, 10/01/26 (x) (y)	9,433
	Novelis Corp.,
5,165	5.875%, 09/30/26 (e)	5,307
5,000	6.250%, 08/15/24 (e)	5,288
	NRG Energy, Inc.,
2,500	6.250%, 05/01/24	2,491
1,000	6.625%, 03/15/23	1,015
10,503	6.625%, 01/15/27	10,398
	NRG Yield Operating LLC,
2,465	5.000%, 09/15/26 (e)	2,416
1,000	5.375%, 08/15/24	1,022
1,229	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	1,255
	NuStar Logistics LP,
1,240	4.800%, 09/01/20	1,278
1,342	5.625%, 04/28/27	1,383
760	6.750%, 02/01/21	824
730	NWH Escrow Corp., 7.500%, 08/01/21 (e)	661
	Oasis Petroleum, Inc.,
9,049	6.500%, 11/01/21	9,139
4,450	6.875%, 03/15/22	4,506
700	6.875%, 01/15/23	707

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,185	Olin Corp., 5.125%, 09/15/27	2,275
3,600	ONEOK Partners LP, 6.200%, 09/15/43	4,107
870	Orbital ATK, Inc., 5.500%, 10/01/23	903
	Oshkosh Corp.,
1,300	5.375%, 03/01/22	1,352
4,609	5.375%, 03/01/25	4,805
	Outfront Media Capital LLC,
748	5.250%, 02/15/22	777
1,650	5.625%, 02/15/24	1,733
750	5.875%, 03/15/25	793
	Owens-Brockway Glass Container, Inc.,
810	5.000%, 01/15/22 (e)	841
545	5.375%, 01/15/25 (e)	568
584	5.875%, 08/15/23 (e)	625
1,084	6.375%, 08/15/25 (e)	1,179
	Parker Drilling Co.,
3,266	6.750%, 07/15/22	2,898
660	7.500%, 08/01/20	614
1,235	Parsley Energy LLC, 5.250%, 08/15/25 (e)	1,244
2,540	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	2,616
1,874	Pattern Energy Group, Inc., 5.875%, 02/01/24 (e)	1,923
1,588	PBF Holding Co. LLC, 7.000%, 11/15/23	1,612
1,089	PBF Logistics LP, 6.875%, 05/15/23	1,116
627	Peabody Energy Corp., 6.000%, 03/31/22 (e)	640
	Penn Virginia Corp.,
500	7.250%, 04/15/19 (d)	6
1,100	8.500%, 05/01/20 (d)	14
2,399	Penske Automotive Group, Inc., 5.500%, 05/15/26	2,387
660	Performance Food Group, Inc., 5.500%, 06/01/24 (e)	683
2,965	Perrigo Finance Unlimited Co., 4.900%, 12/15/44	2,928
15,700	, Inc., 7.125%, 03/15/23 (e)	14,326
11,806	Phillips 66, 4.875%, 11/15/44	12,169
3,815	Phillips 66 Partners LP, 4.900%, 10/01/46	3,732
2,096	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	2,180
	Plains All American Pipeline LP,
1,560	4.700%, 06/15/44	1,449
1,490	4.900%, 02/15/45	1,434
4,466	Plantronics, Inc., 5.500%, 05/31/23 (e)	4,544

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	PNC Financial Services Group, Inc. (The),
9,215	Series R, VAR, 4.850%, 06/01/23 (x) (y)	9,234
10,675	Series S, VAR, 5.000%, 11/01/26 (x) (y)	10,781
5,874	VAR, 6.750%, 08/01/21 (x) (y)	6,630
3,764	PolyOne Corp., 5.250%, 03/15/23	3,868
	Post Holdings, Inc.,
1,997	5.000%, 08/15/26 (e)	1,987
3,954	5.500%, 03/01/25 (e)	4,132
1,644	5.750%, 03/01/27 (e)	1,703
6,595	7.750%, 03/15/24 (e)	7,329
350	8.000%, 07/15/25 (e)	398
	Prestige Brands, Inc.,
1,725	5.375%, 12/15/21 (e)	1,777
805	6.375%, 03/01/24 (e)	861
10,635	Prime Security Services Borrower LLC, 9.250%, 05/15/23 (e)	11,619
	Prudential Financial, Inc.,
7,920	VAR, 5.200%, 03/15/44	8,237
5,006	VAR, 5.375%, 05/15/45	5,281
23,245	VAR, 5.625%, 06/15/43	25,366
20,685	VAR, 5.875%, 09/15/42	22,853
	QEP Resources, Inc.,
1,262	5.250%, 05/01/23	1,234
4,333	5.375%, 10/01/22	4,279
478	6.875%, 03/01/21	504
2,241	Qorvo, Inc., 6.750%, 12/01/23	2,431
1,000	Quad/Graphics, Inc., 7.000%, 05/01/22	1,010
4,374	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	4,418
	Quintiles IMS, Inc.,
1,255	4.875%, 05/15/23 (e)	1,289
5,110	5.000%, 10/15/26 (e)	5,251
	Qwest Capital Funding, Inc.,
239	6.875%, 07/15/28	227
2,130	7.750%, 02/15/31	2,061
580	Qwest Corp., 7.250%, 09/15/25	638
6,027	Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	6,381
1,123	Radian Group, Inc., 7.000%, 03/15/21	1,252
3,655	Radio Systems Corp., 8.375%, 11/01/19 (e)	3,797
3,985	Rain CII Carbon LLC, 7.250%, 04/01/25 (e)	3,995
	Range Resources Corp.,
6,244	4.875%, 05/15/25	5,994
2,947	5.000%, 03/15/23 (e)	2,918
1,500	Realogy Group LLC, 5.250%, 12/01/21 (e)	1,579

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Regal Entertainment Group,
7,869	5.750%, 03/15/22	8,223
1,200	5.750%, 06/15/23	1,263
315	5.750%, 02/01/25	328
3,000	Regency Energy Partners LP, 5.500%, 04/15/23	3,123
	Revlon Consumer Products Corp.,
600	5.750%, 02/15/21	597
1,271	6.250%, 08/01/24	1,236
6,790	Reynolds American, Inc., 5.850%, 08/15/45	8,022
	RHP Hotel Properties LP,
2,950	5.000%, 04/15/21	3,005
3,828	5.000%, 04/15/23	3,905
	Rite Aid Corp.,
10,742	6.125%, 04/01/23 (e)	10,634
910	6.750%, 06/15/21	917
6,175	Riverbed Technology, Inc., 8.875%, 03/01/23 (e)	6,360
1,192	Rockies Express Pipeline LLC, 5.625%, 04/15/20 (e)	1,274
3,104	Rowan Cos., Inc., 7.375%, 06/15/25	3,065
58	RR Donnelley & Sons Co., 7.000%, 02/15/22	59
7,778	RSI Home Products, Inc., 6.500%, 03/15/23 (e)	8,050
	RSP Permian, Inc.,
2,200	5.250%, 01/15/25 (e)	2,233
3,043	6.625%, 10/01/22	3,207
	Sabine Pass Liquefaction LLC,
285	5.000%, 03/15/27 (e)	301
2,000	5.625%, 02/01/21	2,175
1,745	5.875%, 06/30/26 (e)	1,946
900	6.250%, 03/15/22	1,009
	Sabre GLBL, Inc.,
2,542	5.250%, 11/15/23 (e)	2,631
8,087	5.375%, 04/15/23 (e)	8,410
	Sally Holdings LLC,
575	5.500%, 11/01/23	586
325	5.625%, 12/01/25	336
3,905	5.750%, 06/01/22	4,022
495	Sanchez Energy Corp., 6.125%, 01/15/23	455
	SBA Communications Corp.,
2,791	4.875%, 07/15/22	2,875
3,930	4.875%, 09/01/24 (e)	3,964
	Scientific Games International, Inc.,
9,100	7.000%, 01/01/22 (e)	9,742
6,795	10.000%, 12/01/22	7,361

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Scotts Miracle-Gro Co. (The),
2,567	5.250%, 12/15/26 (e)	2,651
7,683	6.000%, 10/15/23	8,211
	Sealed Air Corp.,
1,400	4.875%, 12/01/22 (e)	1,460
1,750	5.125%, 12/01/24 (e)	1,833
1,233	5.250%, 04/01/23 (e)	1,307
	SemGroup Corp.,
1,146	5.625%, 07/15/22	1,143
1,070	5.625%, 11/15/23	1,057
4,456	Seminole Hard Rock Entertainment, Inc., 5.875%, 05/15/21 (e)	4,523
	Sensata Technologies BV,
4,678	4.875%, 10/15/23 (e)	4,725
1,395	5.000%, 10/01/25 (e)	1,424
2,034	5.625%, 11/01/24 (e)	2,156
8,856	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	9,587
	Service Corp. International,
2,865	5.375%, 01/15/22	2,955
6,960	5.375%, 05/15/24	7,351
2,735	7.500%, 04/01/27	3,193
1,240	8.000%, 11/15/21	1,460
4,461	SESI LLC, 7.125%, 12/15/21	4,506
408	Shearer’s Foods LLC, 9.000%, 11/01/19 (e)	427
2,664	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	2,837
	Sinclair Television Group, Inc.,
2,835	5.125%, 02/15/27 (e)	2,814
6,195	5.375%, 04/01/21	6,373
2,589	5.625%, 08/01/24 (e)	2,692
4,230	6.125%, 10/01/22	4,415
	Sirius XM Radio, Inc.,
2,871	4.625%, 05/15/23 (e)	2,921
10,110	5.375%, 04/15/25 (e)	10,375
2,855	5.375%, 07/15/26 (e)	2,923
2,864	5.750%, 08/01/21 (e)	2,972
7,571	6.000%, 07/15/24 (e)	8,101
	Six Flags Entertainment Corp.,
4,855	4.875%, 07/31/24 (e)	4,897
1,205	5.250%, 01/15/21	1,237
	SM Energy Co.,
1,760	5.000%, 01/15/24	1,659
845	5.625%, 06/01/25	807
1,248	6.500%, 11/15/21	1,276

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,081	6.500%, 01/01/23	1,097
945	6.750%, 09/15/26	952
2,030	Solera LLC, 10.500%, 03/01/24 (e)	2,317
671	Sonic Automotive, Inc., 6.125%, 03/15/27 (e)	676
1,915	Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (e)	1,975
7,550	Southern Power Co., Series F, 4.950%, 12/15/46	7,602
	Southwestern Energy Co.,
1,510	4.100%, 03/15/22	1,412
3,615	6.700%, 01/23/25	3,597
1,605	Spectra Energy Partners LP, 4.500%, 03/15/45	1,550
	Spectrum Brands, Inc.,
5,594	5.750%, 07/15/25	5,996
2,159	6.125%, 12/15/24	2,301
3,202	6.625%, 11/15/22	3,370
1,075	Speedway Motorsports, Inc., 5.125%, 02/01/23	1,086
	Springleaf Finance Corp.,
1,304	7.750%, 10/01/21	1,394
1,688	8.250%, 12/15/20	1,849
	Sprint Capital Corp.,
798	6.875%, 11/15/28	866
1,336	6.900%, 05/01/19	1,434
16,490	8.750%, 03/15/32	20,293
	Sprint Communications, Inc.,
2,727	6.000%, 11/15/22	2,841
7,326	7.000%, 03/01/20 (e)	8,004
5,125	7.000%, 08/15/20	5,554
8,460	9.000%, 11/15/18 (e)	9,253
305	11.500%, 11/15/21	385
	Sprint Corp.,
5,367	7.125%, 06/15/24	5,837
16,348	7.250%, 09/15/21	17,881
19,641	7.625%, 02/15/25	21,924
36,262	7.875%, 09/15/23	40,704
	SPX FLOW, Inc.,
1,370	5.625%, 08/15/24 (e)	1,387
2,175	5.875%, 08/15/26 (e)	2,202
1,560	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	1,658
	Standard Industries, Inc.,
1,664	5.500%, 02/15/23 (e)	1,730
2,351	6.000%, 10/15/25 (e)	2,510

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,650	State Street Corp., Series F, VAR, 5.250%, 09/15/20 (x) (y)	1,733
	Steel Dynamics, Inc.,
1,085	5.000%, 12/15/26 (e)	1,110
625	5.250%, 04/15/23	647
2,600	5.500%, 10/01/24	2,746
1,785	6.375%, 08/15/22	1,853
1,945	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	2,003
195	Stone Energy Corp., 7.500%, 05/31/22	189
5,740	Summit Materials LLC, 6.125%, 07/15/23	6,013
	Summit Midstream Holdings LLC,
1,559	5.500%, 08/15/22	1,563
4,125	5.750%, 04/15/25	4,176
	Sunoco Logistics Partners Operations LP,
5,150	5.300%, 04/01/44	5,103
7,420	5.350%, 05/15/45	7,406
	Sunoco LP,
1,288	5.500%, 08/01/20	1,332
3,029	6.250%, 04/15/21	3,199
1,055	6.375%, 04/01/23	1,121
	SunTrust Banks, Inc.,
8,680	Series G, VAR, 5.050%, 06/15/22 (x) (y)	8,680
12,540	VAR, 5.625%, 12/15/19 (x) (y)	13,198
	SUPERVALU, Inc.,
5,240	6.750%, 06/01/21	5,358
10,445	7.750%, 11/15/22	10,700
2,483	Symantec Corp., 5.000%, 04/15/25 (e)	2,567
4,815	Sysco Corp., 4.500%, 04/01/46	4,869
	Talen Energy Supply LLC,
155	4.625%, 07/15/19(e)	153
2,351	6.500%, 06/01/25	1,869
2,985	9.500%, 07/15/22(e)	2,791
2,150	Tallgrass Energy Partners LP, 5.500%, 09/15/24 (e)	2,161
	Targa Resources Partners LP,
2,483	4.250%, 11/15/23	2,458
4,214	5.125%, 02/01/25(e)	4,351
850	5.250%, 05/01/23	875
1,500	6.375%, 08/01/22	1,546
2,750	6.750%, 03/15/24	2,998
3,743	Team Health Holdings, Inc., 6.375%, 02/01/25 (e)	3,654
	TEGNA, Inc.,
1,415	4.875%, 09/15/21(e)	1,461

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,210	5.500%, 09/15/24(e)	2,268
5,470	6.375%, 10/15/23	5,812
	Teleflex, Inc.,
368	4.875%, 06/01/26	374
875	5.250%, 06/15/24	901
	Tempur Sealy International, Inc.,
5,300	5.500%, 06/15/26	5,274
3,155	5.625%, 10/15/23	3,224
	Tenet Healthcare Corp.,
3,935	4.375%, 10/01/21	3,930
10,946	4.500%, 04/01/21	10,932
1,220	4.750%, 06/01/20	1,238
2,995	5.500%, 03/01/19	3,025
4,629	6.000%, 10/01/20	4,872
510	6.250%, 11/01/18	535
6,205	6.750%, 02/01/20	6,267
9,620	6.750%, 06/15/23	9,187
1,980	7.500%, 01/01/22(e)	2,119
10,318	8.000%, 08/01/20	10,528
13,423	8.125%, 04/01/22	13,624
1,223	Tennant Co., 5.625%, 05/01/25 (e)	1,270
	Tenneco, Inc.,
2,225	5.000%, 07/15/26	2,242
1,097	5.375%, 12/15/24	1,132
6,463	Terex Corp., 5.625%, 02/01/25 (e)	6,608
4,767	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	5,291
	TerraForm Power Operating LLC,
1,000	SUB, 6.375%, 02/01/23 (e)	1,032
4,273	SUB, 6.625%, 06/15/25 (e)	4,519
	Tesoro Corp.,
1,842	4.750%, 12/15/23 (e)	1,929
1,872	5.125%, 12/15/26 (e)	1,994
	Tesoro Logistics LP,
3,740	5.250%, 01/15/25	3,969
3,871	5.875%, 10/01/20	3,978
4,415	6.125%, 10/15/21	4,608
5,267	6.250%, 10/15/22	5,649
1,540	6.375%, 05/01/24	1,682
	Texas Competitive Electric Holdings Co. LLC,
29,250	8.500%, 05/01/20 (d)	94
5,545	TI Group Automotive Systems LLC, 8.750%, 07/15/23 (e)	5,933
4,160	Time, Inc., 5.750%, 04/15/22 (e)	4,254

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,887	Titan International, Inc., 6.875%, 10/01/20	1,939
	T-Mobile USA, Inc.,
2,066	5.125%, 04/15/25	2,177
1,375	5.375%, 04/15/27	1,471
3,110	6.000%, 03/01/23	3,311
944	6.000%, 04/15/24	1,023
1,485	6.125%, 01/15/22	1,569
4,162	6.375%, 03/01/25	4,548
2,440	6.500%, 01/15/24	2,641
11,360	6.500%, 01/15/26	12,595
5,243	6.625%, 04/01/23	5,604
4,532	6.836%, 04/28/23	4,861
	Toll Brothers Finance Corp.,
670	4.875%, 11/15/25	688
935	5.625%, 01/15/24	1,003
2,076	Tops Holding LLC, 8.000%, 06/15/22 (e)	1,817
	TransDigm, Inc.,
1,000	5.500%, 10/15/20	1,022
3,320	6.000%, 07/15/22	3,420
1,584	6.375%, 06/15/26	1,596
4,272	6.500%, 07/15/24	4,389
5,240	6.500%, 05/15/25 (e)	5,358
4,690	Transocean Proteus Ltd., 6.250%, 12/01/24 (e)	4,784
	Transocean, Inc.,
1,546	5.800%, 10/15/22	1,438
8,127	6.800%, 03/15/38	6,502
827	7.500%, 04/15/31	736
6,000	9.000%, 07/15/23 (e)	6,397
1,247	9.100%, 12/15/41	1,160
3,465	TreeHouse Foods, Inc., 6.000%, 02/15/24 (e)	3,690
2,200	Trinseo Materials Operating SCA, 6.750%, 05/01/22 (e)	2,321
	Triumph Group, Inc.,
4,545	4.875%, 04/01/21	4,454
1,686	5.250%, 06/01/22	1,644
3,623	Tutor Perini Corp., 6.875%, 05/01/25 (e)	3,804
2,950	UCI International LLC, 8.625%, 02/15/19 (d)	590
	Ultra Resources, Inc.,
3,856	6.875%, 04/15/22 (e)	3,899
1,376	7.125%, 04/15/25 (e)	1,363
3,303	Unifrax I LLC, 7.500%, 02/15/19 (e)	3,303
3,616	Unit Corp., 6.625%, 05/15/21	3,598

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,454	United Continental Holdings, Inc., 5.000%, 02/01/24	3,471
	United Rentals North America, Inc.,
3,281	5.500%, 07/15/25	3,429
4,235	5.500%, 05/15/27	4,357
4,880	5.750%, 11/15/24	5,142
1,845	5.875%, 09/15/26	1,946
6,478	6.125%, 06/15/23	6,769
3,148	7.625%, 04/15/22	3,286
988	United States Steel Corp., 8.375%, 07/01/21 (e)	1,088
	Uniti Group, Inc.,
4,380	6.000%, 04/15/23 (e)	4,558
2,764	7.125%, 12/15/24 (e)	2,826
8,255	8.250%, 10/15/23	8,810
2,125	Univar USA, Inc., 6.750%, 07/15/23 (e)	2,215
	Univision Communications, Inc.,
4,600	5.125%, 05/15/23 (e)	4,675
4,492	5.125%, 02/15/25 (e)	4,475
2,028	6.750%, 09/15/22 (e)	2,124
	US Bancorp,
9,885	Series I, VAR, 5.125%, 01/15/21 (x) (y)	10,469
10,800	Series J, VAR, 5.300%, 04/15/27 (x) (y)	11,164
1,851	US Concrete, Inc., 6.375%, 06/01/24	1,934
1,632	USIS Merger Sub, Inc., 6.875%, 05/01/25 (e)	1,661
	Valeant Pharmaceuticals International, Inc.,
4,490	5.375%, 03/15/20 (e)	3,845
383	5.500%, 03/01/23 (e)	283
28,914	5.875%, 05/15/23 (e)	21,360
5,988	6.125%, 04/15/25 (e)	4,421
5,357	6.375%, 10/15/20 (e)	4,600
2,551	6.500%, 03/15/22 (e)	2,612
624	6.750%, 08/15/18 (e)	622
9,817	6.750%, 08/15/21 (e)	8,099
9,577	7.000%, 10/01/20 (e)	8,404
6,372	7.000%, 03/15/24 (e)	6,499
8,965	7.250%, 07/15/22 (e)	7,194
21,192	7.500%, 07/15/21 (e)	17,563
455	Valvoline, Inc., 5.500%, 07/15/24 (e)	481
3,475	Veritas US, Inc., 7.500%, 02/01/23 (e)	3,666
	Verizon Communications, Inc.,
11,025	4.522%, 09/15/48	10,070
6,355	4.862%, 08/21/46	6,172
2,790	5.012%, 04/15/49 (e)	2,738
2,375	5.500%, 03/16/47	2,504

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,340	Versum Materials, Inc., 5.500%, 09/30/24 (e)	2,431
9,836	Vertiv Group Corp., 9.250%, 10/15/24 (e)	10,561
	Viacom, Inc.,
6,675	4.375%, 03/15/43	5,938
4,865	VAR, 5.875%, 02/28/57	5,023
4,385	VAR, 6.250%, 02/28/57	4,500
7,330	Vista Outdoor, Inc., 5.875%, 10/01/23	7,293
	Voya Financial, Inc.,
3,660	4.800%, 06/15/46	3,669
13,110	VAR, 5.650%, 05/15/53	13,536
1,567	W&T Offshore, Inc., 8.500%, 06/15/19	1,293
	Wachovia Capital Trust III,
11,565	VAR, 5.570%, 06/02/17 (x) (y)	11,608
5,830	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	6,024
268	Weatherford International LLC, 6.800%, 06/15/37	253
	Weatherford International Ltd.,
1,064	4.500%, 04/15/22	1,006
813	5.950%, 04/15/42	711
3,027	6.500%, 08/01/36	2,861
421	6.750%, 09/15/40	398
2,649	7.000%, 03/15/38	2,536
559	7.750%, 06/15/21	596
1,414	8.250%, 06/15/23	1,532
800	9.875%, 02/15/24 (e)	932
	Wells Fargo & Co.,
2,880	Series K, VAR, 7.980%, 03/15/18 (x) (y)	3,013
25,305	Series S, VAR, 5.900%, 06/15/24 (x) (y)	26,823
15,275	Series U, VAR, 5.875%, 06/15/25 (x) (y)	16,574
	West Corp.,
864	4.750%, 07/15/21 (e)	886
3,725	5.375%, 07/15/22 (e)	3,762
	Western Digital Corp.,
8,763	7.375%, 04/01/23 (e)	9,595
14,250	10.500%, 04/01/24	16,815
770	Western Gas Partners LP, 5.450%, 04/01/44	801
1,831	Western Refining Logistics LP, 7.500%, 02/15/23	1,977
	Whiting Petroleum Corp.,
10,148	5.000%, 03/15/19	10,250
3,935	5.750%, 03/15/21	3,915
3,500	6.250%, 04/01/23	3,500
2,125	WildHorse Resource Development Corp., 6.875%, 02/01/25 (e)	2,040

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Williams Cos., Inc. (The),
2,210	3.700%, 01/15/23	2,177
1,790	5.750%, 06/24/44	1,853
162	Series A, 7.500%, 01/15/31	191
1,144	7.750%, 06/15/31	1,356
1,150	Williams Partners LP, 4.875%, 05/15/23	1,185
	Windstream Services LLC,
3,370	6.375%, 08/01/23	2,974
15,459	7.500%, 06/01/22	15,034
1,384	7.500%, 04/01/23	1,308
7,262	7.750%, 10/01/21	7,298
	WMG Acquisition Corp.,
865	4.875%, 11/01/24 (e)	876
2,420	5.000%, 08/01/23 (e)	2,459
3,823	5.625%, 04/15/22 (e)	3,985
3,408	6.750%, 04/15/22 (e)	3,596
	WPX Energy, Inc.,
4,005	7.500%, 08/01/20	4,245
800	8.250%, 08/01/23	892
	Wynn Las Vegas LLC,
1,835	5.375%, 03/15/22	1,892
9,290	5.500%, 03/01/25 (e)	9,662
	XPO Logistics, Inc.,
1,865	6.125%, 09/01/23 (e)	1,958
9,520	6.500%, 06/15/22 (e)	10,080
540	Xylem, Inc., 4.375%, 11/01/46	542
	Zayo Group LLC,
3,088	5.750%, 01/15/27 (e)	3,277
12,312	6.000%, 04/01/23	13,081
1,348	6.375%, 05/15/25	1,458
11,510	Zebra Technologies Corp., 7.250%, 10/15/22	12,445

		4,451,995

	Venezuela — 0.0% (g)
	Petroleos de Venezuela SA,
1,871	6.000%, 11/15/26	710
1,890	Reg. S, 5.375%, 04/12/27	723
900	Reg. S, 12.750%, 02/17/22	555
	Venezuela Government Bond,
318	Reg. S, 6.000%, 11/15/26	121
1,000	Reg. S, 8.500%, 10/27/20	783
1,540	Reg. S, 9.000%, 11/17/21	806

		3,698

	Total Corporate Bonds (Cost $5,142,034)	5,296,368

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — 1.2%
	Angola — 0.0% (g)
1,625	Republic of Angola, Reg. S, 7.000%, 08/17/19	1,678

	Argentina — 0.1%
	Provincia de Buenos Aires,
2,450	Reg. S, 9.950%, 06/09/21	2,824
1,769	Reg. S, 10.875%, 01/26/21	2,043
	Republic of Argentina,
1,910	6.250%, 04/22/19	2,020
890	7.500%, 04/22/26	980
1,682	8.280%, 12/31/33	1,884

		9,751

	Armenia — 0.0% (g)
600	Republic of Armenia, Reg. S, 7.150%, 03/26/25	654

	Aruba — 0.0% (g)
1,620	Government of Aruba, 4.625%, 09/14/23 (e)	1,683

	Azerbaijan — 0.0% (g)
1,700	State Oil Co. of the Azerbaijan Republic, Reg. S, 6.950%, 03/18/30	1,840

	Belarus — 0.0% (g)
2,200	Republic of Belarus, Reg. S, 8.950%, 01/26/18	2,275

	Brazil — 0.1%
4,630	Federative Republic of Brazil, 8.250%, 01/20/34	5,880
	Republic of Brazil,
3,140	4.250%, 01/07/25	3,127
1,935	4.875%, 01/22/21	2,049

		11,056

	Cameroon — 0.0% (g)
600	Republic of Cameroon, 9.500%, 11/19/25	683

	Costa Rica — 0.0% (g)
870	Instituto Costarricense de Electricidad, Reg. S, 6.950%, 11/10/21	926
	Republic of Costa Rica,
1,270	7.158%, 03/12/45 (e)	1,321
1,930	Reg. S, 9.995%, 08/01/20	2,260

		4,507

	Croatia — 0.0% (g)
	Republic of Croatia,
890	Reg. S, 6.750%, 11/05/19	968

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Dominican Republic — 0.1%
	Government of Dominican Republic,
4,090	6.875%, 01/29/26 (e)	4,560
2,105	7.450%, 04/30/44 (e)	2,384

		6,944

	Ecuador — 0.1%
	Republic of Ecuador,
3,150	Reg. S, 10.500%, 03/24/20	3,371
1,300	Reg. S, 10.750%, 03/28/22	1,407

		4,778

	Egypt — 0.0% (g)
1,200	Republic of Egypt, 6.125%, 01/31/22 (e)	1,249

	El Salvador — 0.0% (g)
	Republic of El Salvador,
2,590	Reg. S, 7.750%, 01/24/23	2,603

	Ethiopia — 0.0% (g)
750	Republic of Ethopia, 6.625%, 12/11/24	739

	Gabon — 0.0% (g)
850	Republic of Gabonese, 6.375%, 12/12/24	832

	Honduras — 0.0% (g)
	Republic of Honduras,
1,380	Reg. S, 8.750%, 12/16/20	1,571

	Hungary — 0.0% (g)
	Republic of Hungary,
1,034	5.750%, 11/22/23	1,176
852	7.625%, 03/29/41	1,259

		2,435

	Indonesia — 0.1%
	Republic of Indonesia,
2,480	6.750%, 01/15/44 (e)	3,184
2,392	Reg. S, 11.625%, 03/04/19	2,804

		5,988

	Iraq — 0.0% (g)
3,785	Republic of Iraq, Reg. S, 5.800%, 01/15/28	3,373

	Jamaica — 0.0% (g)
2,250	Government of Jamaica, 8.000%, 03/15/39	2,616

	Kenya — 0.0% (g)
	Republic of Kenya,
820	6.875%, 06/24/24	829

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Lebanon — 0.1%
	Republic of Lebanon,
842	Reg. S, 5.450%, 11/28/19	859
2,500	Reg. S, 6.600%, 11/27/26	2,525
4,550	Reg. S, 8.250%, 04/12/21	5,039

		8,423

	Mexico — 0.0% (g)
3,150	United Mexican States, 4.600%, 01/23/46	3,056

	Morocco — 0.0% (g)
1,050	Kingdom of Morocco, Reg. S, 5.500%, 12/11/42	1,142

	Nigeria — 0.0% (g)
700	Republic of Nigeria, 7.875%, 02/16/32	759

	Oman — 0.0% (g)
540	Republic of Oman, 6.500%, 03/08/47 (e)	580

	Pakistan — 0.0% (g)
1,150	Republic of Pakistan, Reg. S, 6.750%, 12/03/19	1,216

	Panama — 0.0% (g)
	Republic of Panama,
1,100	3.750%, 03/16/25	1,133
1,450	4.300%, 04/29/53	1,428
700	6.700%, 01/26/36	905

		3,466

	Peru — 0.0% (g)
1,500	Republic of Peru, 5.625%, 11/18/50	1,811

	Philippines — 0.0% (g)
	Republic of the Philippines,
1,560	10.625%, 03/16/25	2,385

	Romania — 0.0% (g)
	Republic of Romania,
2,080	Reg. S, 6.125%, 01/22/44	2,587

	Russia — 0.1%
	Russian Federation,
3,000	Reg. S, 5.875%, 09/16/43	3,462
3,340	Reg. S, 12.750%, 06/24/28	5,924

		9,386

	Serbia — 0.0% (g)
	Republic of Serbia,
3,280	Reg. S, 7.250%, 09/28/21	3,776

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Slovenia — 0.0% (g)
1,720	Republic of Slovenia, Reg. S, 5.850%, 05/10/23	1,989

	South Africa — 0.1%
	Republic of South Africa,
1,210	4.875%, 04/14/26	1,223
1,450	5.875%, 05/30/22	1,581
2,834	5.875%, 09/16/25	3,075

		5,879

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
3,050	Reg. S, 5.875%, 07/25/22	3,153
1,890	Reg. S, 6.250%, 10/04/20	2,001

		5,154

	Turkey — 0.1%
	Republic of Turkey,
3,050	6.000%, 01/14/41	3,161
1,800	6.625%, 02/17/45	2,016
5,640	7.375%, 02/05/25	6,556

		11,733

	Ukraine — 0.1%
	Republic of Ukraine,
2,300	7.750%, 09/01/19	2,353
3,800	Reg. S, 7.750%, 09/01/20	3,840
1,000	Reg. S, 7.750%, 09/01/27	940

		7,133

	Uruguay — 0.0% (g)
	Republic of Uruguay,
1,260	5.100%, 06/18/50	1,247
880	7.625%, 03/21/36	1,162
430	8.000%, 11/18/22	525

		2,934

	Venezuela — 0.1%
	Republic of Venezuela,
1,190	9.250%, 09/15/27	631
280	Reg. S, 7.000%, 12/01/18	195
1,470	Reg. S, 7.750%, 10/13/19	886
2,880	Reg. S, 9.000%, 05/07/23	1,426
1,630	Reg. S, 11.750%, 10/21/26	945
1,530	Reg. S, 11.950%, 08/05/31	883

		4,966

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Zambia — 0.0% (g)
1,910	Republic of Zambia, Reg. S, 8.970%, 07/30/27	2,027

	Total Foreign Government Securities (Cost $142,075)	149,454

Loan Assignments — 0.6%
	Bermuda — 0.0% (g)
1,997	Floatel Delaware LLC, Initial Term Loan, VAR, 6.147%, 06/27/20	1,647

	Canada — 0.0% (g)
2,402	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	1,607
4,392	MEG Energy Corp., 1st Lien Term B Loan, VAR, 4.540%, 12/31/23	4,394

		6,001

	Luxembourg — 0.0% (g)
956	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, VAR, 4.000%, 03/11/22	962

	United States — 0.6%
181	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	181
829	Avaya, Inc., DIP Term Loan, VAR, 8.500%, 01/24/18 (d)	850
1,020	Avaya, Inc., Extending Tranche Term Loan B-3, VAR, 5.670%, 10/26/17 ^	851
1,565	Avaya, Inc., Term Loan B-6, VAR, 6.532%, 03/31/18 (d)	1,301
1,260	Avaya, Inc., Term Loan B-7, VAR, 6.417%, 05/29/20 (d)	1,051
433	Berry Plastics Corp., Term Loan I, VAR, 3.507%, 10/01/22	436
640	Berry Plastics Corp., Term Loan L, VAR, 3.239%, 01/06/21	643
3,806	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.375%, 08/05/21	4,182
8,044	Chesapeake Energy Corp., 1st Lien Last Out Term Loan, VAR, 8.553%, 08/23/21 ^	8,685
730	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	737
3,223	Citgo Holding, Inc., Term B Loan, VAR, 4.647%, 07/29/21	3,240
686	Citgo Holding, Inc., Term Loan, VAR, 9.647%, 05/12/18 ^	694
1,473	Consolidated Communications, Inc., Term Loan B-2, VAR, 4.000%, 10/05/23 ^	1,480
1,869	Cortes NP Acquisition Corp., Term Loan B, VAR, 5.030%, 11/30/23	1,880

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,298	Dell Software Group, Term Loan, VAR, 7.000%, 10/31/22	1,320
1,190	Delta 2 SARL, 2nd Lien Term Loan, VAR, 8.068%, 07/29/22	1,200
1,375	Delta 2 Sarl, USD Facility B-3 Term Loan, VAR, 4.568%, 07/30/21	1,376
798	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	763
2,234	First Data Corp., Term Loan B, VAR, 3.988%, 07/08/22	2,233
908	Genesys Telecom Holdings, Term Loan B, VAR, 5.158%, 12/01/23	914
1,583	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.743%, 09/01/22	1,589
2,245	Gulf Finance LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/27/23	2,240
5,407	iHeartCommunications, Inc., Term Loan D, VAR, 7.743%, 01/30/19	4,600
1,873	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 8.493%, 07/30/19	1,590
376	Infor US, Inc., Tranche B-6 Term Loan, VAR, 3.897%, 02/01/22	375
1,076	Intrawest Operations Group LLC, Initial Term Loan, VAR, 4.500%, 12/09/20	1,080
1,230	Landry’s, Inc., 1st Lien Term Loan, VAR, 3.733%, 10/04/23	1,231
1,195	Microsemi Corp., Closing Date Term B Loan, VAR, 3.226%, 01/15/23	1,200
4,893	Moran Foods LLC, Term Loan B, VAR, 7.000%, 11/29/23	4,864
610	MTL Publishing LLC, Term B-4 Loan, VAR, 3.736%, 08/22/22	610
943	On Semiconductor, 1st Lien Term Loan B, VAR, 3.243%, 03/31/23	947
1,112	PetSmart, Inc., Term Loan B, VAR, 4.020%, 03/11/22 ^	1,017
1,594	Revlon Consumer Products Corp., Term Loan B, VAR, 4.493%, 09/07/23	1,596
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20 ^	396
555	Scientific Games International, Inc, Term Loan, VAR, 4.994%, 10/01/21	563
1,189	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	1,169
799	Signode Industrial Group Lux SA, Initial Term B Loan, VAR, 3.923%, 05/01/21	802
1,034	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.172%, 04/23/19	946

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
305	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.147%, 04/23/19	280
845	The Go Daddy Group, Inc., Term Loan B, VAR, 3.493%, 02/15/24 ^	848
253	Tribune, Term Loan B, VAR, 3.993%, 12/27/20	255
2,847	Ultra Resources, Inc., Term Loan, VAR, 4.000%, 04/12/24 ^	2,833
754	Vertis, Inc., 1st Lien Term Loan, VAR, 0.000%, 12/20/15 (d)	—	(h)
2,130	Viskase Cos., Inc., Initial Term Loan, VAR, 4.397%, 01/30/21	2,035
1,856	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	1,859
1,499	XPO Logistics, Inc., Term loan B, VAR, 3.405%, 11/01/21	1,508

		70,450

	Total Loan Assignments (Cost $80821)	79,060

SHARES
Preferred Stocks — 0.9%
	Bermuda — 0.0% (g)
3	XLIT Ltd., Series D, VAR, 3.354%, 06/13/17 ($1,000 par value) @	2,907

	United States — 0.9%
508	BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) @	12,747
52	BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	1,304
156	Capital One Financial Corp., Series D, 6.700%, 12/01/19 ($25 par value) @	4,298
71	Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	1,828
213	Dominion Resources, Inc., Series A, 5.250%, 07/30/76 ($25 par value)	5,236
12	GMAC Capital Trust I, Series 2, VAR, 6.824%, 06/15/17 ($25 par value)	305
460	Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @	12,388
23	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	700
310	Morgan Stanley, Series I, VAR, 6.375%, 10/15/24 ($25 par value) @	8,609
508	Morgan Stanley, Series K, VAR, 5.850%, 04/15/27 ($25 par value) @	13,396

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
239		SCE Trust II, 5.100%, 03/15/18 ($25 par value) @	5,973
281		Southern Co. (The), 5.250%, 10/01/76 ($25 par value)	6,890
301		State Street Corp., Series D, VAR, 5.900%, 03/15/24 ($25 par value) @	8,476
315		State Street Corp., Series E, 6.000%, 12/15/19 ($25 par value) @	8,442
128		State Street Corp., Series G, VAR, 5.350%, 03/15/26 ($25 par value) @	3,420
6		Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	439
42		Vornado Realty Trust, Series G, 6.625%, 06/15/17 ($25 par value) @	1,086
269		Wells Fargo & Co., Series Y, 5.625%, 06/15/22 ($25 par value) @	6,733

			102,270

		Total Preferred Stocks (Cost $98,565)	105,177

NUMBER OF RIGHTS
Rights — 0.0% (g)
		United Kingdom — 0.0% (g)
205		Tritax Big Box REIT plc, expiring 05/10/17 (a)	11

		United States — 0.0% (g)
483		Vistra Energy Corp., expiring 12/31/49 (a)	579

		Total Rights (Cost $—)	590

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		United States — 0.0% (g)
1		Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—
—	(h)	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $1.00) (a)	—
		Sabine Oil & Gas Holdings, Inc.,
—	(h)	expiring 04/13/2026 (a)	1
1		expiring 04/13/2026 (Strike Price $1.00) (a)	8

		Total Warrants (Cost $9)	9

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 0.3%
35,374	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $35,340)	35,291

SHARES
Short-Term Investments — 1.6%
	Investment Company — 1.5%
190,261	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l)	190,261

	Time Deposit — 0.1%
9,500	Credit Agricole Corporate & Investment Bank SA, 0.920%, 05/02/17 (n)	9,500

	Total Short-Term Investments (Cost $199,761)	199,761

	Total Investments — 98.9% (Cost $11,292,001)	12,138,314
	Other Assets in Excess of Liabilities — 1.1%	137,370

	NET ASSETS — 100.0%	$12,275,684

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.2%
Oil, Gas & Consumable Fuels	7.5
Equity Real Estate Investment Trusts (REITs)	7.2
Media	5.0
Diversified Telecommunication Services	4.6
Asset-Backed Securities	4.4
Pharmaceuticals	4.2
Insurance	4.2
Capital Markets	3.6
Collateralized Mortgage Obligations	3.2
Health Care Providers & Services	2.6
Wireless Telecommunication Services	2.4
Semiconductors & Semiconductor Equipment	2.1
Hotels, Restaurants & Leisure	2.1
Chemicals	1.7
Tobacco	1.5
Auto Components	1.5
Metals & Mining	1.5
Foreign Government Securities	1.4
IT Services	1.4
Electric Utilities	1.4
Technology Hardware, Storage & Peripherals	1.4
Industrial Conglomerates	1.4
Software	1.3
Automobiles	1.2
Commercial Mortgage-Backed Securities	1.2
Specialty Retail	1.1
Food & Staples Retailing	1.0
Aerospace & Defense	1.0
Others (each less than 1.0%)	16.1
Short-Term Investments	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
136	Euro STOXX 50 Index	06/16/17	EUR	5,197	152
	Short Futures Outstanding
(2,657)	Euro FX	06/19/17	USD	(362,714)	(10,349)
(3,336)	GBP FX	06/19/17	USD	(270,299)	(16,368)
(10,317)	5 Year U.S. Treasury Note	06/30/17	USD	(1,221,597)	(8,528)

					(35,093)

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	APRIL 30, 2017

J.P. Morgan Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CAD	— Canadian Dollar
CSMC	— Credit Suisse Mortgage Trust
CVA	— Dutch Certification
CVR	— Contingent Value Rights
DIP	— Debtor-in-possession
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of January 31, 2017. The rate may be subject to a cap and floor.

JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NVDR	— Non Voting Depositary Receipt
PIK	— Payment-in-kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2017.
TOPIX	— Tokyo Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2017.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral for JPMorgan Global Allocation Fund is approximately $24,706,000.

(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of April 30, 2017.
(n)	— The rate shown is the effective yield as of April 30, 2017.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2017.

(y)	— Preferred Security.
^	— All or a portion of the security is unsettled as of April 30, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of April 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$1,400,705		$11,948,053
Investments in affiliates, at value	242,768		190,261

Total investment securities, at value	1,643,473		12,138,314
Cash	1,624		14,551
Foreign currency, at value	158		1,519
Deposits at broker for futures contracts	770		419
Deposits at broker for securities sold short	19,418		—
Receivables:
Investment securities sold	19,341		66,854
Fund shares sold	5,681		34,368
Interest and dividends from non-affiliates	7,215		101,801
Dividends from affiliates	95		75
Tax reclaims	382		4,978
Variation margin on futures contracts	3,522		—
Unrealized appreciation on forward foreign currency exchange contracts	1,022		—

Total Assets	1,702,701		12,362,879

LIABILITIES:
Payables:
Securities sold short, at value	21,957		—
Dividend expense to non-affiliates on securities sold short	29		—
Investment securities purchased	27,991		53,515
Fund shares redeemed	1,986		21,965
Variation margin on futures contracts	—		1,420
Unrealized depreciation on forward foreign currency exchange contracts	623		—
Outstanding swap contracts, at value	—	(a)	—
Accrued liabilities:
Investment advisory fees	613		3,178
Administration fees	3		—
Distribution fees	278		3,683
Service fees	328		1,811
Custodian and accounting fees	57		144
Trustees’ and Chief Compliance Officer’s fees	1		55
Deferred India capital gains tax	—		338
Other	186		1,086

Total Liabilities	54,052		87,195

Net Assets	$1,648,649		$12,275,684

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	APRIL 30, 2017

	Global Allocation Fund	Income Builder Fund
NET ASSETS:
Paid-in-Capital	$1,542,532	$11,919,328
Accumulated undistributed (distributions in excess of) net investment income	2,711	(12,124)
Accumulated net realized gains (losses)	(15,314)	(442,330)
Net unrealized appreciation (depreciation)	118,720	810,810

Total Net Assets	$1,648,649	$12,275,684

Net Assets:
Class A	$251,975	$3,602,173
Class C	372,486	4,783,532
Class I (formerly Select Class)	1,022,833	3,889,979
Class R2	1,355	—

Total	$1,648,649	$12,275,684

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,442	350,657
Class C	21,598	466,881
Class I (formerly Select Class)	58,403	378,166
Class R2	78	—

Net Asset Value (a):
Class A — Redemption price per share	$17.45	$10.27
Class C — Offering price per share (b)	17.25	10.25
Class I (formerly Select Class) — Offering and redemption price per share	17.51	10.29
Class R2 — Offering and redemption price per share	17.41	—
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.27	$10.75

Cost of investments in non-affiliates	$1,285,843	$11,101,740
Cost of investments in affiliates	243,057	190,261
Cost of foreign currency	157	1,516
Proceeds from securities sold short	22,278	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

	Global Allocation Fund	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$15,058	$208,886
Interest income from affiliates	6	25
Dividend income from non-affiliates	7,632	93,897
Dividend income from affiliates	1,769	402
Interest income to non-affiliates on securities sold short	29	—
Foreign taxes withheld	(416)	(4,666)

Total investment income	24,078	298,544

EXPENSES:
Investment advisory fees	4,519	26,993
Administration fees	616	4,908
Distribution fees:
Class A	346	4,763
Class C	1,337	17,982
Class R2	2	—
Service fees:
Class A	346	4,763
Class C	446	5,994
Class I (formerly Select Class)	1,090	4,239
Class R2	1	—
Custodian and accounting fees	174	614
Interest expense to affiliates	1	2
Professional fees	56	142
Interest expense to non-affiliates	2	—	(a)
Trustees’ and Chief Compliance Officer’s fees	16	51
Printing and mailing costs	59	500
Registration and filing fees	70	95
Transfer agency fees (See Note 2.H.)	29	185
Sub-transfer agency fees (See Note 2.H.)	313	2,619
Other	14	90
Dividend expense to non-affiliates on securities sold short	109	—

Total expenses	9,546	73,940

Less fees waived	(1,949)	(19,685)
Less earnings credits	—	—	(a)

Net expenses	7,597	54,255

Net investment income (loss)	16,481	244,289

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,713	(1,765	)(b)
Investments in affiliates	(2,147)	—
Futures	(10,954)	73,504
Securities sold short	(589)	—
Foreign currency transactions	10,267	(14)

Net realized gain (loss)	14,290	71,725

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	81,841	392,608	(c)
Investments in affiliates	125	—
Futures	7,557	(74,408)
Foreign currency translations	(4,502)	360
Securities sold short	321	—
Swaps	— (a)	—

Change in net unrealized appreciation/depreciation	85,342	318,560

Net realized/unrealized gains (losses)	99,632	390,285

Change in net assets resulting from operations	$116,113	$634,574

(a)	Amount rounds to less than 500.
(b)	Net of India capital gains tax of $0 for Income Builder Fund.
(c)	Net of change in India capital gains tax of approximately $(90,000) for Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	APRIL 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,481	$26,895	$244,289	$490,117
Net realized gain (loss)	14,290	(19,802)	71,725	(287,553)
Change in net unrealized appreciation/depreciation	85,342	28,891	318,560	256,068

Change in net assets resulting from operations	116,113	35,984	634,574	458,632

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,586)	(5,458)	(80,884)	(170,221)
From net realized gains	—	(294)	—	—
Class C
From net investment income	(3,714)	(4,931)	(90,521)	(186,131)
From net realized gains	—	(305)	—	—
Class I (formerly Select Class)
From net investment income	(11,844)	(14,844)	(76,268)	(130,456)
From net realized gains	—	(602)	—	—
Class R2
From net investment income	(9)	(9)	—	—
From net realized gains	—	— (a)	—	—

Total distributions to shareholders	(19,153)	(26,443)	(247,673)	(486,808)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	120,907	646,824	(269,811)	(334,580)

NET ASSETS:
Change in net assets	217,867	656,365	117,090	(362,756)
Beginning of period	1,430,782	774,417	12,158,594	12,521,350

End of period	$1,648,649	$1,430,782	$12,275,684	$12,158,594

Accumulated undistributed (distributions in excess of) net investment income	$2,711	$5,383	$(12,124)	$(8,740)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Continued)

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,630	$181,480	$380,525	$915,563
Distributions reinvested	3,482	5,561	77,573	163,299
Cost of shares redeemed	(106,596)	(108,810)	(969,924)	(1,338,823)

Change in net assets resulting from Class A capital transactions	$(55,484)	$78,231	$(511,826)	$(259,961)

Class C
Proceeds from shares issued	$53,639	$224,926	$296,892	$779,657
Distributions reinvested	3,097	4,306	78,484	159,414
Cost of shares redeemed	(64,558)	(72,706)	(714,301)	(1,085,374)

Change in net assets resulting from Class C capital transactions	$(7,822)	$156,526	$(338,925)	$(146,303)

Class I (formerly Select Class)
Proceeds from shares issued	$279,810	$649,914	$1,051,398	$1,099,505
Distributions reinvested	9,336	11,914	59,911	101,768
Cost of shares redeemed	(105,472)	(250,299)	(530,369)	(1,129,589)

Change in net assets resulting from Class I capital transactions	$183,674	$411,529	$580,940	$71,684

Class R2
Proceeds from shares issued	$662	$613	$—	$—
Distributions reinvested	9	9	—	—
Cost of shares redeemed	(132)	(84)	—	—

Change in net assets resulting from Class R2 capital transactions	$539	$538	$—	$—

Total change in net assets resulting from capital transactions	$120,907	$646,824	$(269,811)	$(334,580)

SHARE TRANSACTIONS:
Class A
Issued	2,832	11,294	37,750	93,520
Reinvested	211	344	7,685	16,679
Redeemed	(6,302)	(6,755)	(96,019)	(137,075)

Change in Class A Shares	(3,259)	4,883	(50,584)	(26,876)

Class C
Issued	3,221	14,164	29,491	79,830
Reinvested	191	269	7,794	16,325
Redeemed	(3,893)	(4,554)	(71,093)	(111,214)

Change in Class C Shares	(481)	9,879	(33,808)	(15,059)

Class I (formerly Select Class)
Issued	16,534	40,365	103,825	111,834
Reinvested	562	734	5,919	10,378
Redeemed	(6,262)	(15,562)	(52,639)	(116,050)

Change in Class I Shares	10,834	25,537	57,105	6,162

Class R2
Issued	39	38	—	—
Reinvested	1	1	—	—
Redeemed	(8)	(5)	—	—

Change in Class R2 Shares	32	34	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2017	J.P. MORGAN FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$16.38	$0.18	(g)	$1.10		$1.28	$(0.21)	$—	$(0.21)
Year Ended October 31, 2016	16.47	0.34	(g)	(0.10	)(i)	0.24	(0.31)	(0.02)	(0.33)
Year Ended October 31, 2015	17.15	0.23	(g)	(0.01)		0.22	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.45	0.26	(g)	0.97		1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	(g)	2.15		2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98		1.36	(0.37)	—	(0.37)

Class C
Six Months Ended April 30, 2017 (Unaudited)	16.20	0.14	(g)	1.08		1.22	(0.17)	—	(0.17)
Year Ended October 31, 2016	16.30	0.26	(g)	(0.10	)(i)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(g)	(0.02)		0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	(g)	0.98		1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	(g)	2.09		2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99		1.30	(0.33)	—	(0.33)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	16.45	0.20	(g)	1.09		1.29	(0.23)	—	(0.23)
Year Ended October 31, 2016	16.53	0.39	(g)	(0.10	)(i)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(g)	(0.01)		0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	(g)	0.97		1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	(g)	2.04		2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00		1.41	(0.41)	—	(0.41)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	16.36	0.16	(g)	1.09		1.25	(0.20)	—	(0.20)
Year Ended October 31, 2016	16.44	0.31	(g)	(0.10	)(i)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(g)	(0.01)		0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	(g)	0.96		1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	(g)	2.04		2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99		1.33	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.01% and 1.29%, Class C are 1.52% and 1.79%, Class I are 0.77% and 1.02% and Class R2 are 1.27% and 1.65%, respectively, for the period ended April 30, 2017.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (e)(f)		Net investment income (loss) (b)	Expenses without waivers, reimbursements (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including short sales) (c)

$17.45	7.88%	$251,975	1.03	%(h)	2.16%	1.31	%(h)	35%	38%
16.38	1.50	289,961	1.02		2.12	1.32		64	—
16.47	1.38	211,120	1.02		1.40	1.43		44	—
17.15	7.58	28,114	1.03		1.56	1.74		87	—
16.45	16.36	2,253	1.05		1.18	3.30		120	—
14.52	10.26	50	1.05		2.70	2.54		67	—

17.25	7.61	372,486	1.53	(h)	1.66	1.81	(h)	35	38
16.20	1.03	357,682	1.52		1.63	1.82		64	—
16.30	0.84	198,888	1.51		0.90	1.92		44	—
17.04	7.07	14,308	1.53		0.97	2.22		87	—
16.39	15.74	380	1.55		1.00	3.41		120	—
14.49	9.75	49	1.55		2.19	3.04		67	—

17.51	7.95	1,022,833	0.78	(h)	2.41	1.03	(h)	35	38
16.45	1.79	782,381	0.77		2.39	1.04		64	—
16.53	1.62	364,206	0.77		1.61	1.19		44	—
17.19	7.88	44,964	0.78		1.79	1.55		87	—
16.47	16.61	27,636	0.80		2.10	2.31		120	—
14.53	10.58	19,856	0.80		2.95	2.29		67	—

17.41	7.69	1,355	1.28	(h)	1.87	1.66	(h)	35	38
16.36	1.30	758	1.27		1.93	1.75		64	—
16.44	1.14	203	1.27		1.17	1.77		44	—
17.13	7.29	62	1.28		1.31	2.07		87	—
16.44	16.06	58	1.30		1.61	2.79		120	—
14.51	9.99	50	1.30		2.44	2.79		67	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
Income Builder Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$9.95	0.21	(e)	$0.32	$0.53		$(0.21)	$—	$—	$(0.21)
Year Ended October 31, 2016	9.96	0.42	(e)	(0.01)	0.41		(0.42)	—	—	(0.42)
Year Ended October 31, 2015	10.41	0.41	(e)	(0.41)	—	(f)	(0.41)	(0.02)	(0.02)	(0.45)
Year Ended October 31, 2014	10.32	0.47		0.09	0.56		(0.47)	—	—	(0.47)
Year Ended October 31, 2013	9.70	0.45		0.64	1.09		(0.47)	—	—	(0.47)
Year Ended October 31, 2012	9.01	0.50		0.67	1.17		(0.48)	—	—	(0.48)

Class C
Six Months Ended April 30, 2017 (Unaudited)	9.92	0.19	(e)	0.33	0.52		(0.19)	—	—	(0.19)
Year Ended October 31, 2016	9.93	0.37	(e)	(0.01)	0.36		(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(e)	(0.40)	(0.05)		(0.36)	(0.02)	(0.02)	(0.40)
Year Ended October 31, 2014	10.29	0.42		0.10	0.52		(0.43)	—	—	(0.43)
Year Ended October 31, 2013	9.68	0.40		0.63	1.03		(0.42)	—	—	(0.42)
Year Ended October 31, 2012	9.00	0.45		0.67	1.12		(0.44)	—	—	(0.44)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	9.96	0.22	(e)	0.33	0.55		(0.22)	—	—	(0.22)
Year Ended October 31, 2016	9.97	0.43	(e)	(0.01)	0.42		(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(e)	(0.40)	0.02		(0.43)	(0.02)	(0.02)	(0.47)
Year Ended October 31, 2014	10.33	0.49		0.09	0.58		(0.49)	—	—	(0.49)
Year Ended October 31, 2013	9.71	0.46		0.64	1.10		(0.48)	—	—	(0.48)
Year Ended October 31, 2012	9.02	0.51		0.67	1.18		(0.49)	—	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.27	5.43%	$3,602,173	0.75%	4.21%	1.10%	24%
9.95	4.23	3,991,877	0.75	4.25	1.10	52
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40

10.25	5.28	4,783,532	1.25	3.72	1.61	24
9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40

10.29	5.60	3,889,979	0.60	4.39	0.85	24
9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Class I^	Diversified
Income Builder Fund	Class A, Class C and Class I^	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of Global Allocation Fund is to seek to maximize long-term total return.

The investment objective of Income Builder Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2 and Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

98	J.P. MORGAN FUNDS	APRIL 30, 2017

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at April 30, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$24,520	$—	$24,520
Austria	—	1,676	—	1,676
Belgium	—	4,273	—	4,273
Brazil	5,947	—	—	5,947
Canada	8,437	—	—	8,437
Chile	574	—	—	574
China	2,960	6,254	—	9,214
Denmark	—	3,942	—	3,942
Finland	—	7,455	—	7,455
France	—	36,399	—	36,399
Germany	—	39,435	—	39,435
Hong Kong	—	14,692	—	14,692
India	7,131	1,162	—	8,293
Indonesia	349	2,108	—	2,457
Ireland	1,598	—	—	1,598
Israel	2,131	—	—	2,131
Italy	—	11,234	—	11,234
Japan	—	77,563	—	77,563
Luxembourg	—	1,962	—	1,962
Malaysia	—	377	—	377
Mexico	1,094	—	—	1,094
Netherlands	—	18,725	—	18,725
New Zealand	—	1,256	—	1,256
Norway	—	1,301	—	1,301
Peru	638	—	—	638
Portugal	—	1,193	—	1,193
Russia	176	3,077	—	3,253

APRIL 30, 2017	J.P. MORGAN FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Singapore	$—	$3,393	$—	$3,393
South Africa	—	6,876	—	6,876
South Korea	—	3,836	—	3,836
Spain	—	8,847	—	8,847
Sweden	—	2,954	—	2,954
Switzerland	—	35,402	—	35,402
Taiwan	3,325	1,786	—	5,111
Thailand	791	721	—	1,512
Turkey	—	306	—	306
United Kingdom	119	56,365	—	56,484
United States	380,153	3,967	—	384,120

Total Common Stocks	415,423	383,057	—	798,480

Preferred Stocks
Bermuda	—	74	—	74
United States	16	—	—	16

Total Preferred Stocks	16	74	—	90

Investment Company
United States	46,198	—	—	46,198
Debt Securities
Asset-Backed Securities
United States	—	9,139	34,457	43,596
Collateralized Mortgage Obligations
United States	—	32,579	1,146	33,725
Commercial Mortgage-Backed Securities
United States	—	7,914	—	7,914
Convertible Bonds
United States	—	36	—	36
Corporate Bonds
Belgium	—	1,866	—	1,866
Bermuda	—	663	—	663
Brazil	—	873	—	873
Canada	—	12,899	—	12,899
China	—	396	—	396
Finland	—	274	—	274
France	—	14,919	—	14,919
Germany	—	8,529	—	8,529
Greece	—	458	—	458
Ireland	—	4,644	—	4,644
Israel	—	579	—	579
Italy	—	9,335	—	9,335
Japan	—	1,544	—	1,544
Luxembourg	—	17,818	—	17,818
Mexico	—	2,794	—	2,794
Netherlands	—	5,943	—	5,943
New Zealand	—	710	—	710
Portugal	—	354	—	354
Spain	—	7,538	—	7,538
Sweden	—	2,499	—	2,499
Switzerland	—	935	—	935
United Arab Emirates	—	700	—	700
United Kingdom	—	16,492	—	16,492
United States	—	234,267	4	234,271

Total Corporate Bonds	—	347,029	4	347,033

100	J.P. MORGAN FUNDS	APRIL 30, 2017

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Assignments
Canada	$—	$1,028	$—	$1,028
United States	—	7,465	—	7,465

Total Loan Assignments	—	8,493	—	8,493

Foreign Government Securities	—	66,418	—	66,418
U.S. Treasury Obligations	—	24,917	—	24,917
Options Purchased
Call Options Purchased	2,767	3,423	—	6,190
Rights
United States	—	—	20	20
Short-Term Investment
Foreign Government Treasury Bills	—	63,793	—	63,793
Investment Company	196,570	—	—	196,570

Total Short-Term Investments	196,570	63,793	—	260,363

Total Investments in Securities	$660,974	$946,872	$35,627	$1,643,473

Liabilities
Common Stocks
Bermuda	$(102)	$—	$—	$(102)
Canada	(857)	—	—	(857)
Sweden	(101)	—	—	(101)
United States	(20,897)	—	—	(20,897)

Total Liabilities in Securities Sold Short	$(21,957)	$—	$—	$(21,957)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,022	$—	$1,022
Futures Contracts	3,706	103	—	3,809

Total Appreciation in Other Financial Instruments	$3,706	$1,125	$—	$4,831

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(623)	$—	$(623)
Futures Contracts	(178)	(237)	—	(415)
Swaps	—	— (a)	—	— (a)

Total Depreciation in Other Financial Instruments	$(178)	$(860)	$—	$(1,038)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$66,075	$—	$66,075
Belgium	—	62,884	—	62,884
Brazil	52,335	—	—	52,335
Canada	44,288	—	—	44,288
Chile	19,621	—	—	19,621
China	—	111,095	—	111,095
Colombia	866	—	—	866
Czech Republic	12,428	29,239	—	41,667
Denmark	—	59,676	—	59,676
Finland	—	83,236	—	83,236
France	2,225	225,150	—	227,375
Germany	3,591	187,382	—	190,973
Hong Kong	9,778	48,388	—	58,166

APRIL 30, 2017	J.P. MORGAN FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Hungary	$—	$12,303	$—		$12,303
India	—	24,271	—		24,271
Indonesia	—	13,328	—		13,328
Ireland	—	3,776	—		3,776
Italy	665	34,780	—		35,445
Japan	10,937	160,894	—		171,831
Mexico	41,691	—	—		41,691
Netherlands	8,500	103,561	—		112,061
Norway	—	22,123	—		22,123
Portugal	—	8,755	—		8,755
Russia	20,982	25,150	—		46,132
Singapore	—	3,660	—		3,660
South Africa	19,811	63,783	—		83,594
South Korea	9,829	34,346	—		44,175
Spain	—	89,988	—		89,988
Sweden	—	40,044	—		40,044
Switzerland	—	99,505	—		99,505
Taiwan	33,258	96,100	—		129,358
Thailand	4,355	20,636	—		24,991
Turkey	—	21,159	—		21,159
United Arab Emirates	9,673	—	—		9,673
United Kingdom	5,333	619,825	—		625,158
United States	2,398,758	14	—	(a)	2,398,772

Total Common Stocks	2,708,924	2,371,126	—	(a)	5,080,050

Convertible Preferred Stocks
China	—	4,026	—		4,026
Israel	1,851	—	—		1,851
United States	33,353	—	—		33,353

Total Convertible Preferred Stocks	35,204	4,026	—		39,230

Preferred Stocks
Bermuda	—	2,907	—		2,907
United States	102,270	—	—		102,270

Total Preferred Stocks	102,270	2,907	—		105,177

Debt Securities
Asset-Backed Securities
United States	—	101,725	432,841		534,566
Collateralized Mortgage Obligations
United States	—	384,551	2,548		387,099
Commercial Mortgage-Backed Securities
United States	—	89,424	52,327		141,751
Convertible Bonds
Bermuda	—	374	—		374
China	—	3,690	—		3,690
France	—	1,653	—		1,653
Germany	—	5,426	—		5,426
Hong Kong	—	3,076	—		3,076
Italy	—	673	—		673
Malaysia	—	657	—		657
Mexico	—	1,555	—		1,555
Netherlands	—	654	—		654
Portugal	—	695	—		695
Russia	—	1,321	—		1,321
Singapore	—	3,550	—		3,550

102	J.P. MORGAN FUNDS	APRIL 30, 2017

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
South Africa	$—	$3,970	$—		$3,970
Spain	—	2,295	—		2,295
Taiwan	—	2,463	—		2,463
United Arab Emirates	—	5,987	—		5,987
United Kingdom	—	9,895	—		9,895
United States	—	41,967	7		41,974

Total Convertible Bonds	—	89,901	7		89,908

Corporate Bonds
Argentina	—	2,123	—		2,123
Australia	—	14,084	—		14,084
Belgium	—	9,130	—		9,130
Bermuda	—	3,335	—		3,335
Brazil	—	22,797	—		22,797
Canada	—	196,570	—	(b)	196,570
Chile	—	3,683	—		3,683
Colombia	—	2,351	—		2,351
Croatia	—	1,437	—		1,437
Finland	—	2,546	—		2,546
France	—	61,303	—		61,303
Georgia	—	1,087	—		1,087
Germany	—	29,914	—		29,914
Guatemala	—	1,565	—		1,565
Hungary	—	5,098	—		5,098
India	—	2,897	—		2,897
Indonesia	—	9,111	—		9,111
Ireland	—	20,932	—		20,932
Israel	—	8,696	—		8,696
Italy	—	21,385	—		21,385
Jamaica	—	1,276	—		1,276
Japan	—	3,793	—		3,793
Kazakhstan	—	6,303	—		6,303
Luxembourg	—	119,228	—		119,228
Malaysia	—	1,256	—		1,256
Mexico	—	42,549	—		42,549
Morocco	—	3,107	—		3,107
Netherlands	—	41,028	—		41,028
New Zealand	—	14,935	—		14,935
Nigeria	—	974	—		974
Peru	—	6,829	—		6,829
Russia	—	6,478	—		6,478
South Korea	—	3,482	—		3,482
Spain	—	23,700	—		23,700
Sweden	—	15,338	—		15,338
Switzerland	—	22,489	—		22,489
United Arab Emirates	—	5,732	—		5,732
United Kingdom	—	102,134	—		102,134
United States	—	4,451,048	947		4,451,995
Venezuela	—	3,698	—		3,698

Total Corporate Bonds	—	5,295,421	947		5,296,368

Loan Assignments
Bermuda	—	1,647	—		1,647
Canada	—	6,001	—		6,001
Luxembourg	—	962	—		962
United States	—	70,450	—	(a)	70,450

Total Loan Assignments	—	79,060	—	(a)	79,060

APRIL 30, 2017	J.P. MORGAN FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	$—	$149,454	$—		$149,454
U.S. Treasury Obligation	—	35,291	—		35,291
Rights
United Kingdom	—	11	—		11
United States	—	—	579		579

Total Rights	—	11	579		590

Warrants
United States	8	1	—	(b)	9
Short-Term Investments
Investment Company	190,261	—	—		190,261
Time Deposit	—	9,500	—		9,500

Total Investments in Securities	$3,036,667	$8,612,398	$489,249		$12,138,314

Appreciation in Other Financial Instruments
Futures Contracts	$—	$152	$—		$152

Depreciation in Other Financial Instruments
Futures Contracts	$(35,245)	$—	$—		$(35,245)

(a)	Amount rounds to less than 500.
(b)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

For Global Allocation Fund, transfers from level 1 to level 2 in the amount of appoximately $9,610,000 are due to applying the fair value factors to certain securities during the period ended April 30, 2017.

For Income Builder Fund, there were no significant transfers between level 1 and level 2 during the period ended April 30, 2017.

There were no significant transfers among any other levels during the period ended April 30, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

JPMorgan Global Allocation Fund	Balance as of October 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017
Asset-Backed Securities — United States	$30,046	$158	$(36)	$62	$3,587	$(9,101)	$9,962	$(221)	$34,457
Collateralized Mortgage Obligations — United States	—	—	(19)	3	687	(103)	578	—	1,146
Common Stocks — United States	42	—	—	—	—	—	—	(42)	—	(a)
Corporate Bonds — Bahamas	50	(142)	166	—	—	(74)	—	—	—	(a)
Corporate Bonds — United States	278	—	(34)	—	—	—	—	(240)	4
Preferred Stock — Ireland	67	—	—	—	—	—	—	(67)	—	(a)
Rights — United States	—	—	20	—	—	—	—	—	20

Total	$30,483	$16	$97	$65	$4,274	$(9,278)	$10,540	$(570)	$35,627

104	J.P. MORGAN FUNDS	APRIL 30, 2017

JPMorgan Income Builder Fund	Balance as of October 31, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017
Asset-Backed Securities	$382,859		$(42)	$(557)	$891	$29,022	$(70,818)	$98,500	$(7,014)	$432,841
Collateralized Mortgage Obligations	3,134		(5)	12	9	—	(602)	—	—	2,548
Commercial Mortgage-Backed Securities	59,561		—	861	(2)	—	(8,117)	5,498	(5,474)	52,327
Common Stocks — United States	963		—	(73)	—	—	—	—	(890)	—	(a)
Convertible Bond — United States	10		—	(4)	—	1	—	—	—	7
Corporate Bonds — Bahamas	969		(3,363)	3,825	—	—	(1,431)	—	—	—	(a)
Corporate Bonds — Canada	—	(a)	—	—	—	—	—	—	—	—	(a)
Corporate Bonds — United States	30,254		(25)	(1,178)	10	—	(5)	—	(28,109)	947
Foreign Government Security	558		(246)	193	—	—	(505)	—	—	—	(a)
Loan Assignment — United States	—	(b)	—	—	—	—	—	—	—	—	(b)
Preferred Stocks — Bermuda	2,655		—	—	—	—	—	—	(2,655)	—	(a)
Preferred Stocks — United States	—	(a)	(12)	12	—	—	—	—	—	—	(a)
Right — United States	—		—	579	—	—	—	—	—	579
Warrants — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$480,963		$(3,693)	$3,670	$908	$29,023	$(81,478)	$103,998	$(44,142)	$489,249

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than 500.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2017, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$22
Income Builder Fund	(206)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

JPM Global Allocation

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$34,457		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 11.00% (4.72%)
				Constant Default Rate	0.00% - 25.00% (5.72%)
				Yield (Discount Rate of Cash Flows)	3.30% - 7.86% (4.68%)

Asset-Backed Securities	34,457

	1,146		Discounted Cash Flow	Constant Prepayment Rate	5.77% -13.38% (10.07%)
				Constant Default Rate	3.00% - 4.13% (3.64%)
				Yield (Discount Rate of Cash Flows)	5.12% - 6.66% (5.99%)

Collateralized Mortgage Backed Securities	1,146

Corporate Bonds	—	(a)	Pending Distribution	Discount for Potential Outcome(b)	100.00% (100.00%)

Rights	—	(a)	Pending Distribution	Discount for Potential Outcome(b)	100.00% (100.00%)

Total	$35,602

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At April 30, 2017, the value of these investments was approximately $25,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Value is zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

APRIL 30, 2017	J.P. MORGAN FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$7		Comparable Transaction	Transaction Price	$10.00 ($10.00)

Convertible Bond	7

	648		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	0.00% (0.00%)
	185		Pending Distribution	Expected Recovery	0.49% of par
				Discount for Potential Outcome (a)	100% (100%)

Corporate Bond	833

	432,841		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (5.58%)
				Constant Default Rate	0.00% - 38.00% (5.84%)
				Yield (Discount Rate of Cash Flows)	2.29% - 12.07% (4.23%)

Asset-Backed Securities	432,841

	2,548		Discounted Cash Flow	Constant Prepayment Rate	4.00% - 21.26% (12.28%)
				Constant Default Rate	0.00% - 7.82% (2.14%)
				Yield (Discount Rate of Cash Flows)	2.96% - 10.41% (5.95%)

Collateralized Mortgage Obligations	2,548

	52,327		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(49.75)% - 199.00% (40.25%)

Commercial Mortgage-Backed Securities	52,327

Loan Assignments	—	(b)	Pending Distribution	Projected Losses	100% (100%)

Warrants	—	(b)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$488,556

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At April 30, 2017, the value of these investments was approximately $693,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

106	J.P. MORGAN FUNDS	APRIL 30, 2017

C. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by JPMIM or their affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds (amounts in thousands):

		For the six months ended April 30, 2017
Affiliate	Value at October 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at April 30, 2017	Value at April 30, 2017
JPMorgan Global Allocation Fund
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$85,580	$2,940	$40,300	$(2,147)	$1,514	5,593	$46,198
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	58,351	516,798	378,579	—	255	196,570	196,570

	$143,931			$(2,147)	$1,769		$242,768

		For the six months ended April 30, 2017
Affiliate	Value at October 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at April 30, 2017	Value at April 30, 2017
JPMorgan Income Builder Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	$267,810	$1,306,504	$1,384,054	$—	$402	190,261	$190,261

D. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, the fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts options and swaps in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets

APRIL 30, 2017	J.P. MORGAN FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements. The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts —The Funds may be exposed to foreign currency risks associated with some or all of their portfolio investments and use forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The value of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

108	J.P. MORGAN FUNDS	APRIL 30, 2017

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for Non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in swap transactions, total return basket swap, to manage total return risks within its portfolio. The Fund also used swap as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for over the counter swaps.

The Fund’s swap contracts are subject to master netting arrangements.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreements, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within the swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as net realized gain (loss) on transactions from swap on the Statements of Operations.

Swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of the swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statements of Operations.

The total return basket swap contracts are subject to master netting arrangements. The fund may be required to post or receive collateral for total return basket swaps.

APRIL 30, 2017	J.P. MORGAN FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statements of Assets and Liabilities
Gross Assets:		Swaps		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets —Unrealized Appreciation	$—		$6,190	$3,476	$—	$9,666
Foreign exchange contracts	Receivables	—		—	333	1,022	1,355

Total		$—		$6,190	$3,809	$1,022	$11,021

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	(c)	$—	$(243)	$—	$(243)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—		—	(172)	—	(172)
Foreign exchange contracts	Payables	—		—	—	(623)	(623)

Total		$—	(c)	$—	$(415)	$(623)	$(1,038)

(a)	The market value of options purchased is reported as an investment in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.
(c)	Amount rounds to less than 500.

Income Builder Fund

Derivative Contract	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$152

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(8,528)
Foreign exchange contracts		(26,717)

		$(35,245)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2017, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derviative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$12,025	$(8,549)	$—	$3,476
Foreign exchange contracts	—	(1,133)	10,451	9,318
Interest rate contracts	—	(1,272)	—	(1,272)

Total	$12,025	$(10,954)	$10,451	$11,522

110	J.P. MORGAN FUNDS	APRIL 30, 2017

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps		Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$—	(a)	$4,121	$7,202	$—	$11,323
Foreign exchange contracts	—		—	333	(4,587)	(4,254)
Interest rate contracts	—		—	22	—	22

Total	$—	(a)	$4,121	$7,557	$(4,587)	$7,091

(a)	Amount rounds to less than 500.

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(166)	$—	$(166)
Foreign exchange contracts	51,228	(136)	51,092
Interest rate contracts	22,442	—	22,442

Total	$73,504	$(136)	$73,368

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$167
Foreign exchange contracts	(59,593)
Interest rate contracts	(14,982)

Total	$(74,408)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2017. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Global Allocation Fund		Income Builder Fund
Futures Contracts:
Equity
Average Notional Balance Short	$132,849		$3,031
Average Notional Balance Short	61,194		—
Ending Notional Balance Long	150,040		5,197
Ending Notional Balance Short	11,713		—
Foreign Exchange
Average Notional Balance Long	47,209	(a)	—
Average Notional Balance Short	63,911	(b)	617,961
Ending Notional Balance Long	47,643		633,013
Interest Rate
Average Notional Balance Long	18,672	(c)	—
Average Notional Balance Short	88,097		1,352,278
Ending Notional Balance Long	—		—
Ending Notional Balance Short	23,160		1,221,597

APRIL 30, 2017	J.P. MORGAN FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

	Global Allocation Fund		Income Builder Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$28,109		$—
Average Settlement Value Sold	226,994		—
Ending Settlement Value Purchased	9,909		—
Ending Settlement Value Sold	220,133		—

Exchange-Traded Options:
Average Number of Contracts Purchased	22,260		—
Ending Number of Contracts Purchased	21,156		—

Total Return Basket Swaps:
Average Notional Balance Long	3	(d)	—
Ending Notional Balance Long	3		—

(a)	For the period March 1, 2017 through April 30, 2017.
(b)	For the period December 1, 2016 through January 31, 2017.
(c)	For the period October 1, 2016 through March 31, 2017.
(d)	For the period April 1, 2017 through April 30, 2017.

The Funds may be required to post or receive collateral based on the net value of the Fund’s Non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMCB, an affiliate of the Fund.

F. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of April 30, 2017, the Fund had outstanding short sales as listed on the SOI.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations.

112	J.P. MORGAN FUNDS	APRIL 30, 2017

Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statements of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2		Total
Global Allocation Fund
Transfer agency fees	$8	$10	$11	$—	(a)	$29
Sub-transfer agency fees	78	97	138	—	(a)	313
Income Builder Fund
Transfer agency fees	67	87	31	n/a		185
Sub-transfer agency fees	689	1,151	779	n/a		2,619

(a)	Amount rounds to less than 500.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. Income Builder Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax on the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

APRIL 30, 2017	J.P. MORGAN FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee —Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Allocation Fund	0.25%	0.75%	0.50%
Income Builder Fund	0.25	0.75	n/a

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$50	$1
Income Builder Fund	447	6

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%
Income Builder Fund	0.25	0.25	0.25	n/a

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

114	J.P. MORGAN FUNDS	APRIL 30, 2017

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class I
Global Allocation Fund	1.03%	1.53%	1.28%	0.78%
Income Builder Fund	0.75	1.25	n/a	0.60

The expense limitation agreements were in effect for the six months ended April 30, 2017 and are in place until at least February 28, 2018.

For the six months ended April 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$1,179	$613	$82	$1,874	$—
Income Builder Fund	10,406	4,908	4,190	19,504	—	(a)

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2017 was as follows (amounts in thousands):

Global Allocation Fund	$75
Income Builder Fund	181

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Global Allocation Fund	$—	(a)
Income Builder Fund	6

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2017	J.P. MORGAN FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$456,858	$511,172	$13,098	$14,351	$63,929	$42,239
Income Builder Fund	2,848,663	3,045,441	35,328	38,600	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund	$1,528,900	$137,935	$23,362	$114,573
Income Builder Fund	11,292,001	1,031,101	184,788	846,313

At October 31, 2016, the following Funds had net capital loss carryforwards available to offset future realized capital gains as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$7,562	$12,376
Income Builder Fund	328,141	119,753

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other affiliated trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2017.

116	J.P. MORGAN FUNDS	APRIL 30, 2017

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	1	10.7%	2	27.4%
Income Builder Fund	1	14.5	3	36.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Fund’s (s) financial statements and related disclosures.

APRIL 30, 2017	J.P. MORGAN FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,078.80	$5.31	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,076.10	7.88	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class I (formerly Select Class)
Actual	1,000.00	1,079.50	4.02	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R2
Actual	1,000.00	1,076.90	6.59	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28

Income Builder Fund
Class A
Actual	1,000.00	1,054.30	3.82	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,052.80	6.36	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I (formerly Select Class)
Actual	1,000.00	1,056.00	3.06	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

118	J.P. MORGAN FUNDS	APRIL 30, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017	SAN-IB-GAL-417

Semi-Annual Report

J.P. Morgan Funds

April 30, 2017 (Unaudited)

JPMorgan Emerging Markets Strategic Debt Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	2.26%
J.P. Morgan Emerging Markets Bond Index Global Diversified	2.45%
JPMorgan Emerging Markets Strategic Debt Composite Benchmark	2.45%

Net Assets as of 4/30/2017 (In Thousands)	$315,370
Duration as of 4/30/2017	5.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

INVESTMENT STRATEGY

The Fund invests primarily in emerging markets corporate and sovereign debt securities denominated in U.S., developed or emerging market currencies. The Fund bases security selection on a combination of macroeconomic research and bottom-up fundamental country analysis and uses futures contracts, options, derivatives and currency options to manage the portfolio’s duration and foreign exchange volatility.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class I Shares) had a positive absolute performance but underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) for the six months ended April 30, 2017.

During the reporting period, the Fund’s duration hedge in the U.S., implemented primarily through the use of U.S. Treasury futures and credit default swaps, was the leading detractor from absolute performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration are more sensitive to increases or decreases in price as interest rates fall or rise, respectively. The Fund’s exposure to bonds in Malaysia and the Philippines also detracted from absolute performance as low yields failed to attract investors.

The Fund’s exposure to bonds in Argentina and Brazil was a leading contributor to absolute performance. During most of the reporting period, economic fundamentals improved in Argentina. The Brazilian economy stabilized and Brazilian financial assets appreciated substantially amid investor expectations for economic reforms and monetary easing. The Fund’s exposure to bonds in Mexico also contributed to absolute performance as investor concerns about potential protectionist U.S. trade policies receded.

Relative to the Index, the Fund’s hedge against interest rate increases, implemented primarily through the use of futures on U.S. Treasury bonds and German government bonds, and its hedge against declines in bond prices, implemented primarily through credit default swaps/credit default indexes, detracted from performance. The Fund’s overall positioning in local currencies made a positive contribution to performance relative to the Index.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund’s foreign exchange positions were overweight in the currencies of Russia, Peru and India and underweight in the currencies of the U.S., Canada and China. In terms of sovereign debt, the Fund was overweight at the end of the reporting period in Brazil, the United Arab Emirates and Argentina and was underweight in Russia, the Philippines and Uruguay.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

2	J.P. MORGAN FUNDS	APRIL 30, 2017

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	71.8%
Corporate Bonds	25.5
U.S. Treasury Obligation	0.3
Options Purchased	0.1
Short-Term Investment	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
Mexico	8.2%
Brazil	7.6
Argentina	6.7
Russia	5.0
Turkey	3.9
Lebanon	3.9
Ukraine	3.9
Indonesia	3.8
Colombia	3.3
Dominican Republic	3.1
Kazakhstan	2.6
South Africa	2.5
Sri Lanka	2.4
Hungary	2.4
Oman	1.9
Peru	1.6
Egypt	1.5
Belarus	1.5
China	1.5
Uruguay	1.5
El Salvador	1.4
Ecuador	1.4
Iraq	1.3
Costa Rica	1.3
Croatia	1.2
Venezuela	1.2
Pakistan	1.2
Azerbaijan	1.2
Philippines	1.1
Paraguay	1.1
Angola	1.0
Nigeria	1.0
Others (each less than 1.0%)	14.5
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge**		(1.67)%	(1.32)%	(5.41)%	(4.00)%
Without Sales Charge		2.18	2.55	(4.20)	(3.24)
CLASS C SHARES	June 29, 2012
With CDSC***		0.86	0.98	(4.69)	(3.72)
Without CDSC		1.86	1.98	(4.69)	(3.72)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	June 29, 2012	2.26	2.76	(3.99)	(3.01)
CLASS R2 SHARES	June 29, 2012	2.05	2.30	(4.45)	(3.47)
CLASS R5 SHARES	June 29, 2012	2.34	2.96	(3.79)	(2.80)
CLASS R6 SHARES	June 29, 2012	2.36	2.98	(3.78)	(2.76)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark from June 29, 2012 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Emerging Markets Strategic Debt Composite Benchmark does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2017

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 22.4%
	Argentina — 1.3%
270	Pampa Energia SA, 7.500%, 01/24/27 (e)	287
100	Petrobras Argentina SA, Reg. S, 7.375%, 07/21/23	106
	YPF SA,
700	Reg. S, 8.500%, 03/23/21	787
1,450	Reg. S, 8.750%, 04/04/24	1,671
1,000	Reg. S, 8.875%, 12/19/18	1,076

		3,927

	Brazil — 2.6%
400	Banco do Brasil SA, Reg. S, VAR, 9.000%, 06/18/24 (x) (y)	422
1,300	Caixa Economica Federal, Reg. S, 4.500%, 10/03/18	1,322
330	Centrais Eletricas Brasileiras SA, Reg. S, 6.875%, 07/30/19	349
600	GTL Trade Finance, Inc., Reg. S, 5.893%, 04/29/24	608
810	JBS Investments GmbH, Reg. S, 7.250%, 04/03/24	845
	Petrobras Global Finance BV,
1,000	5.375%, 01/27/21	1,028
1,538	8.375%, 05/23/21	1,743
850	8.750%, 05/23/26	991
200	Raizen Fuels Finance SA, 5.300%, 01/20/27 (e)	207
560	Suzano Austria GmbH, 7.000%, 03/16/47 (e)	554
200	Votorantim Cimentos SA, Reg. S, 7.250%, 04/05/41	205

		8,274

	Chile — 0.5%
800	Corp. Nacional del Cobre de Chile, Reg. S, 4.500%, 09/16/25	845
290	Empresa Electrica Angamos SA, Reg. S, 4.875%, 05/25/29	293
400	Empresa Nacional del Petroleo, Reg. S, 3.750%, 08/05/26	392

		1,530

	China — 1.3%
270	Bluestar Finance Holdings Ltd., Reg. S, 3.125%, 09/30/19	271
270	CCCI Treasure Ltd., Reg. S, VAR, 3.500%, 04/21/20 (x) (y)	271
200	Central Plaza Development Ltd., Reg. S, VAR, 7.125%, 12/02/19 (x) (y)	214
200	Greenland Hong Kong Holdings Ltd., Reg. S, 3.875%, 07/28/19	199

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	China — continued
200	Guangxi Communications Investment Group Co. Ltd., Reg. S, 3.000%, 11/04/19	198
200	Huarong Finance II Co. Ltd., Reg. S, 2.750%, 06/03/19	198
200	Shui On Development Holding Ltd., Reg. S, 5.700%, 02/06/21	203
150	Sinochem Overseas Capital Co. Ltd., Reg. S, 4.500%, 11/12/20	158
800	Sinopec Group Overseas Development 2015 Ltd., Reg. S, 4.100%, 04/28/45	775
300	Three Gorges Finance I Cayman Islands Ltd., Reg. S, 3.700%, 06/10/25	306
200	Tianjin Infrastructure Construction & Investment Group Co. Ltd., Reg. S, 2.750%, 06/15/19	199
200	Times Property Holdings Ltd., Reg. S, 6.250%, 01/23/20	206
200	Vanke Real Estate Hong Kong Co. Ltd., Reg. S, 3.950%, 12/23/19	205
270	Wealth Driven Ltd., Reg. S, 5.500%, 08/17/23	277
260	West China Cement Ltd., Reg. S, 6.500%, 09/11/19	271
200	Yuzhou Properties Co. Ltd., Reg. S, 6.000%, 01/25/22	206

		4,157

	Colombia — 1.3%
300	Banco GNB Sudameris SA, VAR, 6.500%, 04/03/27 (e)	309
	Ecopetrol SA,
2,400	5.375%, 06/26/26	2,449
150	5.875%, 09/18/23	162
1,195	5.875%, 05/28/45	1,095

		4,015

	Congo — 0.1%
309	HTA Group Ltd., 9.125%, 03/08/22 (e)	312

	El Salvador — 0.1%
300	Grupo Unicomer Co. Ltd., 7.875%, 04/01/24 (e)	321

	Guatemala — 0.3%
300	Central American Bottling Corp., 5.750%, 01/31/27 (e)	318
200	Comcel Trust via Comunicaciones Celulares SA, Reg. S, 6.875%, 02/06/24	213
540	Energuate Trust, 5.875%, 05/03/27 (e)	548

		1,079

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Hong Kong — 0.1%
200	Shimao Property Holdings Ltd., Reg. S, 8.375%, 02/10/22	223

	Hungary — 0.1%
300	MFB Magyar Fejlesztesi Bank Zrt., Reg. S, 6.250%, 10/21/20	330

	India — 0.3%
200	Axis Bank Ltd., Reg. S, 2.875%, 06/01/21	198
200	Neerg Energy Ltd., 6.000%, 02/13/22 (e)	203
200	UPL Corp. Ltd., 3.250%, 10/13/21 (e)	199
240	Vedanta Resources plc, 6.375%, 07/30/22 (e)	243

		843

	Indonesia — 1.0%
200	Listrindo Capital BV, 4.950%, 09/14/26 (e)	198
500	Majapahit Holding BV, Reg. S, 7.750%, 01/20/20	561
1,500	Pertamina Persero PT, Reg. S, 6.450%, 05/30/44	1,691
485	Saka Energi Indonesia PT, 4.450%, 05/05/24 (e)	486
200	Theta Capital Pte. Ltd., Reg. S, 7.000%, 04/11/22	209

		3,145

	Jamaica — 0.1%
200	Digicel Group Ltd., Reg. S, 8.250%, 09/30/20	183

	Kazakhstan — 1.6%
500	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.950%, 07/10/42	526
	KazMunayGas National Co. JSC,
700	5.750%, 04/19/47 (e)	683
450	Reg. S, 6.375%, 04/09/21	494
1,700	Reg. S, 7.000%, 05/05/20	1,863
1,490	Tengizchevroil Finance Co. International Ltd., Reg. S, 4.000%, 08/15/26	1,440

		5,006

	Kuwait — 0.5%
340	Equate Petrochemical BV, Reg. S, 3.000%, 03/03/22	338
1,300	Kuwait Projects Co., Reg. S, 5.000%, 03/15/23	1,373

		1,711

	Mexico — 4.8%
1,470	Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 04/11/27 (e)	1,441

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
200	Banco Mercantil del Norte SA, VAR, 5.750%, 10/04/31 (e)	196
500	Banco Nacional de Comercio Exterior SNC, Reg. S, VAR, 3.800%, 08/11/26	491
670	Grupo Kaltex SA de CV, 8.875%, 04/11/22 (e)	662
1,490	Mexichem SAB de CV, Reg. S, 5.875%, 09/17/44	1,467
	Petroleos Mexicanos,
90	5.375%, 03/13/22 (e)	94
170	5.500%, 01/21/21	180
100	5.625%, 01/23/46	89
310	6.375%, 02/04/21	339
1,320	6.375%, 01/23/45	1,287
200	6.500%, 03/13/27 (e)	216
250	6.625%, 06/15/35	259
1,650	6.750%, 09/21/47	1,669
2,250	6.875%, 08/04/26	2,514
2,400	Reg. S, 5.375%, 03/13/22	2,514
1,000	Reg. S, 6.500%, 03/13/27	1,079
500	Reg. S, VAR, 4.770%, 03/11/22	542
149	VAR, 4.770%, 03/11/22 (e)	161

		15,200

	Morocco — 0.2%
500	OCP SA, Reg. S, 6.875%, 04/25/44	540

	Netherlands — 0.4%
200	VimpelCom Holdings BV, Reg. S, 5.950%, 02/13/23	213
1,200	Zhaikmunai LLP, Reg. S, 7.125%, 11/13/19	1,176

		1,389

	Nigeria — 0.1%
310	IHS Netherlands Holdco BV, Reg. S, 9.500%, 10/27/21	322

	Peru — 0.3%
800	Fondo MIVIVIENDA SA, Reg. S, 3.500%, 01/31/23	806
150	Union Andina de Cementos SAA, Reg. S, 5.875%, 10/30/21	156

		962

	Qatar — 0.1%
200	ABQ Finance Ltd., Reg. S, 3.625%, 04/13/21	202

	Russia — 2.3%
1,560	Alfa Bank AO Via Alfa Bond Issuance plc, Reg. S, 7.500%, 09/26/19	1,698

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Russia — continued
700	Gazprom OAO Via Gaz Capital SA, Reg. S, 4.950%, 02/06/28	704
1,486	Metalloinvest Finance DAC, 4.850%, 05/02/24 (e)	1,485
750	Phosagro OAO via Phosagro Bond Funding DAC, 3.950%, 11/03/21 (e)	751
400	Sberbank of Russia Via SB Capital SA, Reg. S, 6.125%, 02/07/22	437
1,900	Vnesheconombank Via VEB Finance plc, Reg. S, 6.025%, 07/05/22	2,040
200	VTB Bank OJSC Via VTB Capital SA, Reg. S, 6.950%, 10/17/22	218

		7,333

	South Africa — 0.9%
	Eskom Holdings SOC Ltd.,
300	Reg. S, 6.750%, 08/06/23	310
800	Reg. S, 7.125%, 02/11/25	827
1,450	MTN Mauritius Investment Ltd., Reg. S, 6.500%, 10/13/26	1,492
200	Transnet SOC Ltd., Reg. S, 4.000%, 07/26/22	195

		2,824

	South Korea — 0.1%
270	Woori Bank, Reg. S, VAR, 4.500%, 09/27/21 (x) (y)	265

	Sri Lanka — 0.1%
400	National Savings Bank, Reg. S, 8.875%, 09/18/18	425

	Trinidad and Tobago — 0.4%
1,150	Petroleum Co. of Trinidad & Tobago Ltd., Reg. S, 9.750%, 08/14/19	1,221

	Tunisia — 0.4%
1,310	Republic of Banque Centrale de Tunisie, Reg. S, 5.750%, 01/30/25	1,285

	Turkey — 0.1%
200	KOC Holding A/S, Reg. S, 5.250%, 03/15/23	206
200	Turkiye Sise ve Cam Fabrikalari A/S, Reg. S, 4.250%, 05/09/20	200

		406

	Ukraine — 0.2%
300	Oschadbank Via SSB #1 plc, Reg. S, SUB, 9.375%, 03/10/23	306
400	Ukreximbank Via Biz Finance plc, Reg. S, 9.750%, 01/22/25	402

		708

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United Arab Emirates — 0.6%
	930	DP World Ltd., Reg. S, 6.850%, 07/02/37	1,093
	200	EA Partners I BV, Reg. S, 6.875%, 09/28/20	181
	650	MAF Global Securities Ltd., Reg. S, VAR, 7.125%, 10/29/18 (x) (y)	685

			1,959

		United Kingdom — 0.1%
	200	Genel Energy Finance plc, Reg. S, 7.500%, 05/14/19 (e)	175

		Venezuela — 0.1%
		Petroleos de Venezuela SA,
	150	Reg. S, 5.375%, 04/12/27	58
	370	Reg. S, 12.750%, 02/17/22	228

			286

		Total Corporate Bonds (Cost $69,928)	70,558

	Foreign Government Securities — 62.9%
		Angola — 0.9%
		Republic of Angola,
	1,070	9.500%, 11/12/25	1,120
	563	Reg. S, 7.000%, 08/17/19	581
	1,130	Reg. S, 9.500%, 11/12/25	1,184

			2,885

		Argentina — 4.6%
	1,600	Provincia de Buenos Aires, Reg. S, 9.950%, 06/09/21	1,844
		Republic of Argentina,
	3,470	6.875%, 04/22/21	3,777
	750	7.450%, 09/01/24 (e)	778
	1,760	7.500%, 04/22/26	1,938
	939	7.875%, 06/15/27 (e)	979
ARS	1,900	15.500%, 10/17/26	136
ARS	4,300	16.000%, 10/17/23	299
ARS	32,900	18.200%, 10/03/21	2,334
	500	Reg. S, 7.125%, 06/10/21	528
	1,136	Series NY, 8.280%, 12/31/33	1,272
	900	Series NY, SUB, 2.500%, 12/31/38	599

			14,484

		Armenia — 0.4%
	1,100	Republic of Armenia, Reg. S, 7.150%, 03/26/25	1,199

		Azerbaijan — 1.0%
	800	Republic of Azerbaijan, Reg. S, 4.750%, 03/18/24	816

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Azerbaijan — continued
	State Oil Co. of the Azerbaijan Republic,
700	Reg. S, 4.750%, 03/13/23	694
1,550	Reg. S, 6.950%, 03/18/30	1,678

		3,188

	Belarus — 1.3%
4,030	Republic of Belarus, Reg. S, 8.950%, 01/26/18	4,167

	Bermuda — 0.2%
600	Republic of Bermuda, Reg. S, 4.854%, 02/06/24	636

	Bolivia — 0.1%
280	Plurinational State of Bolivia, 4.500%, 03/20/28 (e)	273

	Brazil — 4.0%
	Federative Republic of Brazil,
1,450	6.000%, 04/07/26	1,592
2,300	8.250%, 01/20/34	2,921
BRL 8,020	Series B, 6.000%, 08/15/22	7,768
BRL 1,000	Series F, 10.000%, 01/01/21	316

		12,597

	Cameroon — 0.4%
	Republic of Cameroon,
700	9.500%, 11/19/25	797
300	Reg. S, 9.500%, 11/19/25	341

		1,138

	Colombia — 1.6%
	Republic of Colombia,
1,100	3.875%, 04/25/27	1,108
400	4.500%, 01/28/26	426
1,100	7.375%, 09/18/37	1,413
COP 6,251,000	Series B, 6.000%, 04/28/28	2,037

		4,984

	Costa Rica — 1.1%
	Republic of Costa Rica,
500	Reg. S, 4.250%, 01/26/23	486
500	Reg. S, 5.875%, 04/25/21	516
800	Reg. S, 6.375%, 05/15/43	691
300	Reg. S, 7.000%, 04/04/44	309
1,400	Reg. S, 7.158%, 03/12/45	1,456

		3,458

	Croatia — 1.1%
	Republic of Croatia,
800	Reg. S, 6.000%, 01/26/24	889

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Croatia — continued
1,300	Reg. S, 6.375%, 03/24/21	1,438
1,000	Reg. S, 6.625%, 07/14/20	1,100

		3,427

	Dominican Republic — 2.7%
	Government of Dominican Republic,
DOP 6,000	11.250%, 02/05/27	130
1,200	Reg. S, 5.875%, 04/18/24	1,278
3,700	Reg. S, 6.875%, 01/29/26	4,125
1,800	Reg. S, 7.450%, 04/30/44	2,039
1,000	Reg. S, 7.500%, 05/06/21	1,109

		8,681

	Ecuador — 1.2%
	Republic of Ecuador,
1,600	Reg. S, 7.950%, 06/20/24	1,528
300	Reg. S, 10.500%, 03/24/20	321
1,850	Reg. S, 10.750%, 03/28/22	2,003

		3,852

	Egypt — 1.3%
	Republic of Egypt,
200	6.125%, 01/31/22 (e)	208
1,200	8.500%, 01/31/47 (e)	1,305
650	Reg. S, 5.750%, 04/29/20	677
1,000	Reg. S, 5.875%, 06/11/25	988
300	Reg. S, 6.125%, 01/31/22 (e)	312
700	Reg. S, 7.500%, 01/31/27	754

		4,244

	El Salvador — 1.1%
	Republic of El Salvador,
1,210	Reg. S, 5.875%, 01/30/25	1,080
150	Reg. S, 6.375%, 01/18/27	132
1,250	Reg. S, 7.625%, 02/01/41	1,119
140	Reg. S, 7.650%, 06/15/35	127
550	Reg. S, 7.750%, 01/24/23	553
625	Reg. S, 8.250%, 04/10/32	609

		3,620

	Ethiopia — 0.5%
	Republic of Ethopia,
385	6.625%, 12/11/24	379
1,280	Reg. S, 6.625%, 12/11/24	1,261

		1,640

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Gabon — 0.3%
	900	Gabonese Republic, Reg. S, 6.375%, 12/12/24	881

		Ghana — 0.8%
		Republic of Ghana,
	806	10.750%, 10/14/30	973
	1,000	Reg. S, 8.125%, 01/18/26	985
	494	Reg. S, 10.750%, 10/14/30	597

			2,555

		Honduras — 0.3%
	800	Republic of Honduras, Reg. S, 8.750%, 12/16/20	911

		Hungary — 2.0%
		Republic of Hungary,
	300	5.375%, 03/25/24	337
	3,724	5.750%, 11/22/23	4,236
HUF	288,690	Series 23-A, 6.000%, 11/24/23	1,211
HUF	110,000	Series 24-B, 3.000%, 06/26/24	386

			6,170

		India — 0.1%
	200	Export-Import Bank of India, Reg. S, 3.375%, 08/05/26	192

		Indonesia — 2.3%
		Republic of Indonesia,
	1,000	Reg. S, 4.125%, 01/15/25	1,030
	300	Reg. S, 5.875%, 01/15/24	342
	300	Reg. S, 5.950%, 01/08/46	353
	1,600	Reg. S, 6.625%, 02/17/37	1,962
IDR	1,302,000	Series FR70, 8.375%, 03/15/24	104
IDR	41,010,000	Series FR71, 9.000%, 03/15/29	3,433

			7,224

		Iraq — 1.2%
	4,110	Republic of Iraq, Reg. S, 5.800%, 01/15/28	3,663

		Ivory Coast — 0.3%
		Republic of Ivory Coast,
	200	Reg. S, 5.375%, 07/23/24	195
	784	Reg. S, SUB, 5.750%, 12/31/32	754

			949

		Jamaica — 0.5%
		Government of Jamaica,
	300	6.750%, 04/28/28	335
	300	8.000%, 06/24/19	316
	800	8.000%, 03/15/39	930

			1,581

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Jordan — 0.4%
		Kingdom of Jordan,
	700	Reg. S, 5.750%, 01/31/27	691
	700	Reg. S, 6.125%, 01/29/26	715

			1,406

		Kazakhstan — 0.7%
		Republic of Kazakhstan,
	1,100	Reg. S, 5.125%, 07/21/25	1,203
	800	Reg. S, 6.500%, 07/21/45	953

			2,156

		Kenya — 0.3%
	1,000	Republic of Kenya, Reg. S, 6.875%, 06/24/24	1,011

		Lebanon — 3.4%
		Republic of Lebanon,
	1,000	6.250%, 05/27/22	1,032
	760	6.375%, 03/09/20	790
	2,632	Reg. S, 5.450%, 11/28/19	2,685
	1,125	Reg. S, 6.600%, 11/27/26	1,136
	3,800	Reg. S, 6.650%, 02/26/30	3,795
	1,200	Reg. S, 8.250%, 04/12/21	1,329

			10,767

		Malaysia — 0.3%
	1,000	1MDB Global Investments Ltd., Reg. S, 4.400%, 03/09/23	928

		Mexico — 2.3%
		United Mexican States,
	800	4.150%, 03/28/27	824
	1,950	5.550%, 01/21/45	2,150
	100	5.750%, 10/12/10	102
MXN	6,700	Series M, 5.750%, 03/05/26	322
MXN	31,800	Series M, 6.500%, 06/09/22	1,645
MXN	3,500	Series M, 7.750%, 05/29/31	190
MXN	37,000	Series M, 7.750%, 11/23/34	2,001
MXN	3,000	Series M, 8.000%, 11/07/47	165

			7,399

		Mongolia — 0.3%
		Mongolia Government Bond,
	200	8.750%, 03/09/24 (e)	222
	600	Reg. S, 10.875%, 04/06/21	698

			920

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Options contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Morocco — 0.1%
200	Kingdom of Morocco, Reg. S, 5.500%, 12/11/42	218

	Namibia — 0.4%
1,330	Republic of Namibia, Reg. S, 5.250%, 10/29/25	1,345

	Nigeria — 0.8%
	Republic of Nigeria,
2,330	7.875%, 02/16/32 (e)	2,525

	Oman — 1.7%
	Oman Government Bond,
3,140	6.500%, 03/08/47 (e)	3,375
1,900	Reg. S, 4.750%, 06/15/26	1,912

		5,287

	Pakistan — 1.1%
	Republic of Pakistan,
1,620	Reg. S, 6.875%, 06/01/17	1,627
1,000	Reg. S, 7.250%, 04/15/19	1,057
600	Reg. S, 8.250%, 04/15/24	668

		3,352

	Panama — 0.8%
	Republic of Panama,
200	6.700%, 01/26/36	258
200	8.875%, 09/30/27	285
1,400	9.375%, 04/01/29	2,079

		2,622

	Paraguay — 0.9%
	Republic of Paraguay,
470	4.700%, 03/27/27 (e)	477
800	Reg. S, 5.000%, 04/15/26	833
1,500	Reg. S, 6.100%, 08/11/44	1,609

		2,919

	Peru — 1.1%
	Republic of Peru,
100	4.125%, 08/25/27	109
450	5.625%, 11/18/50	543
1,300	8.750%, 11/21/33	1,989
PEN 2,291	Reg. S, 6.900%, 08/12/37	768

		3,409

	Philippines — 0.9%
2,050	Republic of Philippines, 7.750%, 01/14/31	2,929

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Romania — 0.5%
		Republic of Romania,
	1,200	Reg. S, 4.375%, 08/22/23	1,270
	300	Reg. S, 4.875%, 01/22/24	327

			1,597

		Russia — 2.1%
		Russian Federation,
	800	Reg. S, 4.875%, 09/16/23	868
	200	Reg. S, 5.000%, 04/29/20	214
RUB	30,000	Series 6211, 7.000%, 01/25/23	513
RUB	18,000	Series 6217, 7.500%, 08/18/21	314
RUB	265,000	Series 6219, 7.750%, 09/16/26	4,706

			6,615

		Senegal — 0.1%
	300	Republic of Senegal, Reg. S, 6.250%, 07/30/24	306

		Serbia — 0.6%
		Republic of Serbia,
	200	Reg. S, 4.875%, 02/25/20	208
	1,400	Reg. S, 7.250%, 09/28/21	1,612

			1,820

		South Africa — 1.3%
		Republic of South Africa,
	1,200	4.300%, 10/12/28	1,135
	600	5.000%, 10/12/46	567
	1,000	5.500%, 03/09/20	1,063
	300	5.875%, 09/16/25	325
	100	6.250%, 03/08/41	111
ZAR	10,879	Series 2035, 8.875%, 02/28/35	773

			3,974

		Sri Lanka — 2.0%
		Republic of Sri Lanka,
	1,000	Reg. S, 6.250%, 10/04/20	1,059
	3,300	Reg. S, 6.250%, 07/27/21	3,494
	1,300	Reg. S, 6.825%, 07/18/26	1,366
	400	Reg. S, 6.850%, 11/03/25	421

			6,340

		Turkey — 3.3%
		Republic of Turkey,
	1,000	4.875%, 04/16/43	905
	300	5.625%, 03/30/21	318
	1,700	6.000%, 01/14/41	1,762

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Turkey — continued
	400	6.625%, 02/17/45	448
	2,600	7.375%, 02/05/25	3,022
	100	8.000%, 02/14/34	125
TRY	2,341	10.500%, 01/15/20	654
TRY	11,210	10.600%, 02/11/26	3,213

			10,447

		Ukraine — 3.2%
		Republic of Ukraine,
	810	Reg. S, 0.000%, 05/31/40	285
	4,200	Reg. S, 7.750%, 09/01/19	4,297
	500	Reg. S, 7.750%, 09/01/20	505
	1,300	Reg. S, 7.750%, 09/01/21	1,297
	1,700	Reg. S, 7.750%, 09/01/24	1,625
	2,165	Reg. S, 7.750%, 09/01/27	2,035

			10,044

		Uruguay — 1.3%
		Republic of Uruguay,
	1,000	4.375%, 10/27/27	1,050
	450	5.100%, 06/18/50	446
	2,000	7.875%, 01/15/33	2,660

			4,156

		Venezuela — 1.0%
		Republic of Venezuela,
	440	9.250%, 09/15/27	233
	20	9.375%, 01/13/34	10
	1,470	Reg. S, 6.000%, 11/15/26	558
	120	Reg. S, 7.000%, 12/01/18	84
	400	Reg. S, 7.000%, 03/31/38	178
	150	Reg. S, 7.650%, 04/21/25	70
	360	Reg. S, 7.750%, 10/13/19	217
	400	Reg. S, 8.500%, 10/27/20	313
	280	Reg. S, 9.000%, 11/17/21	146
	90	Reg. S, 9.000%, 05/07/23	44
	800	Reg. S, 9.250%, 05/07/28	380
	350	Reg. S, 9.750%, 05/17/35	166
	170	Reg. S, 11.750%, 10/21/26	99
	630	Reg. S, 11.950%, 08/05/31	364
	350	Reg. S, 12.750%, 08/23/22	217

			3,079

		Zambia — 0.7%
	2,000	Republic of Zambia, Reg. S, 8.970%, 07/30/27	2,123

		Total Foreign Government Securities (Cost $196,465)	198,293

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Option Purchased — 0.0% (g)
	Foreign Exchange Currency Options — 0.0% (g)
4,848,315	BRL Put/USD Call, Expiring 07/11/17 @ 3.44 BRL to 1 USD, Vanilla, European Style (a)	39
702,653	CLP Put/USD Call, Expiring 05/22/17 @ 675.58 CLP to 1 USD, Vanilla, European Style (a)	4
982,521	IDR Put/USD Call, Expiring 06/09/17 @ 13,901.00 IDR to 1 USD, Vanilla, European Style (a)	1
704,125	MXN Put/USD Call, Expiring 05/22/17 @ 21.58 MXN to 1 USD, Vanilla, European Style (a)	—	(h)
4,848,315	PLN Put/USD Call, Expiring 06/09/17 @ 4.20 PLN to 1 USD, Vanilla, European Style (a)	4
4,483,522	ZAR Put/USD Call, Expiring 06/23/17 @ 13.65 ZAR to 1 USD, Vanilla, European Style (a)	96

	Total Options Purchased (Cost $144)	144

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.3%
900	U.S. Treasury Inflation Linked Note, VAR, 0.125%, 07/15/26 (Cost $888)	898

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
6,383	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.000% (b) (l) (Cost $6,386)	6,386

	Total Investments — 87.6% (Cost $273,811)	276,279
	Other Assets in Excess of Liabilities — 12.4%	39,091

	NET ASSETS — 100.0%	$315,370

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(24)	Euro Bobl	06/08/17	EUR	(3,447)	(12)
(32)	Euro Bund	06/08/17	EUR	(5,639)	(44)
(13)	Euro OAT	06/08/17	EUR	(2,122)	(33)
(18)	10 Year U.S. Treasury Note	06/21/17	USD	(2,263)	(4)
(92)	5 Year U.S. Treasury Note	06/30/17	USD	(10,893)	(103)
(22)	90-Day Eurodollar	12/18/17	USD	(5,418)	21
(270)	90-Day Eurodollar	12/17/18	USD	(66,248)	(103)
(35)	90-Day Eurodollar	12/16/19	USD	(8,566)	(4)

					(282)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2017		NET UNREALIZED APPRECIATION (DEPRECIATION)
895	EUR
18,635	for MXN	Barclays Bank plc	06/14/17	982	#	977	#	(5)
6,587	ARS	Goldman Sachs International†	06/14/17	416		419		3
5,463	BRL	Merrill Lynch International†	06/14/17	1,734		1,703		(31)
3,938	BRL	Goldman Sachs International†	07/18/17	1,230		1,218		(12)
645	CHF	National Australia Bank	07/18/17	642		651		9
6,151	CNH	HSBC Bank, NA	06/14/17	890		888		(2)
12,227,399	COP	Goldman Sachs International†	06/14/17	4,162		4,127		(35)
926,854	COP	Merrill Lynch International†	06/14/17	312		313		1
17,037	CZK	HSBC Bank, NA	07/18/17	696		695		(1)
185	EUR	National Australia Bank	06/14/17	199		202		3
523	GBP	HSBC Bank, NA	07/18/17	674		679		5
139,975	HUF	Barclays Bank plc	06/14/17	488		488		— (h)
142,098	HUF	Citibank, NA	06/14/17	487		495		8
22,746,750	IDR	HSBC Bank, NA†	05/15/17	1,704		1,705		1
36,630,075	IDR	Goldman Sachs International†	06/14/17	2,731		2,736		5
2,362	ILS	Societe Generale	07/18/17	649		654		5
57,936	INR	Merrill Lynch International†	06/14/17	878		897		19
3,777	MXN	Credit Suisse International	06/14/17	194		199		5
91,342	MXN	Goldman Sachs International	06/14/17	4,737		4,816		79
1,337	MXN	Societe Generale	06/14/17	68		70		2
24,386	MXN	Royal Bank of Canada	07/18/17	1,279		1,279		— (h)
8,470	MYR	Goldman Sachs International†	06/14/17	1,957		1,953		(4)
5,019	PEN	Goldman Sachs International†	06/14/17	1,532		1,539		7
2,092	PEN	Merrill Lynch International†	06/14/17	640		642		2

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2017

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
8,328	PLN	Barclays Bank plc	06/14/17	2,105	2,146	41
1,781	PLN	Deutsche Bank AG	06/14/17	449	459	10
569	PLN	HSBC Bank, NA	06/14/17	139	146	7
2,697	PLN	Credit Suisse International	07/18/17	699	695	(4)
2,575	PLN	Deutsche Bank AG	07/18/17	655	663	8
5,939	RON	Barclays Bank plc	06/14/17	1,412	1,427	15
1,672	RON	Deutsche Bank AG	06/14/17	394	401	7
60,482	RUB	Citibank, NA†	06/14/17	1,026	1,051	25
20,598	RUB	Goldman Sachs International†	06/14/17	360	358	(2)
39,076	RUB	Citibank, NA†	07/18/17	671	674	3
79,403	RUB	Goldman Sachs International†	07/18/17	1,392	1,371	(21)
1,918	SGD	Societe Generale	07/18/17	1,365	1,374	9
70,224	THB	HSBC Bank, NA	06/14/17	2,042	2,030	(12)
6,854	THB	Standard Chartered Bank	06/14/17	194	198	4
4,210	TRY	HSBC Bank, NA	06/14/17	1,140	1,170	30
7,800	TRY	Merrill Lynch International	06/14/17	2,105	2,168	63
3,800	TRY	Societe Generale	06/14/17	1,041	1,057	16
766	TRY	TD Bank Financial Group	06/14/17	199	213	14
19,149	TWD	Citibank, NA†	07/18/17	637	636	(1)
14,303	ZAR	BNP Paribas	06/14/17	1,055	1,062	7
24,338	ZAR	Citibank, NA	06/14/17	1,870	1,807	(63)
17,948	ZAR	HSBC Bank, NA	06/14/17	1,382	1,333	(49)
				51,613	51,784	171

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
916	AUD	HSBC Bank, NA	07/18/17	689	685	4
1,655	AUD	National Australia Bank	07/18/17	1,237	1,237	— (h)
24,344	BRL	Goldman Sachs International†	06/14/17	7,638	7,587	51
935	CAD	Goldman Sachs International	07/18/17	697	685	12
946	CAD	State Street Corp.	07/18/17	697	694	3
645	CHF	Union Bank of Switzerland AG	07/18/17	651	652	(1)
454,995	CLP	Goldman Sachs International†	07/18/17	692	680	12
7,439,108	COP	Citibank, NA†	06/14/17	2,530	2,511	19
2,631,170	COP	Goldman Sachs International†	06/14/17	897	888	9
2,297,785	COP	Merrill Lynch International†	06/14/17	780	776	4
4,151,401	COP	Goldman Sachs International†	07/18/17	1,397	1,395	2
185	EUR	State Street Corp.	06/14/17	199	202	(3)
643	EUR	Credit Suisse International	07/18/17	706	704	2
650	EUR	HSBC Bank, NA	07/18/17	709	710	(1)
107	EUR	National Australia Bank	07/18/17	114	117	(3)
523	GBP	National Australia Bank	07/18/17	650	679	(29)
69,450	HUF	Citibank, NA	06/14/17	237	242	(5)
72,115	HUF	Royal Bank of Canada	06/14/17	246	251	(5)
113,383	HUF	Standard Chartered Bank	06/14/17	394	395	(1)
212,650	HUF	State Street Corp.	06/14/17	740	741	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Options contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
22,746,750	IDR	Deutsche Bank AG†	05/15/17	1,612	1,705	(93)
5,548,727	IDR	Goldman Sachs International†	06/14/17	411	414	(3)
41,013,150	IDR	Merrill Lynch International†	06/14/17	3,067	3,063	4
45,359	INR	Citibank, NA†	07/18/17	690	699	(9)
45,365	INR	Goldman Sachs International†	07/18/17	690	700	(10)
3,108	MXN	Goldman Sachs International	06/14/17	157	164	(7)
89,412	MXN	Societe Generale	06/14/17	4,627	4,714	(87)
6,383	PEN	Merrill Lynch International†	06/14/17	1,952	1,958	(6)
2,575	PLN	Standard Chartered Bank	07/18/17	643	663	(20)
4,125	RON	Credit Suisse International	06/14/17	970	991	(21)
61,217	RUB	Goldman Sachs International†	06/14/17	1,034	1,065	(31)
228,535	RUB	Merrill Lynch International†	06/14/17	3,894	3,974	(80)
39,076	RUB	Goldman Sachs International†	07/18/17	666	674	(8)
1,918	SGD	BNP Paribas	07/18/17	1,374	1,374	— (h)
10,512	THB	Australia & New Zealand Banking Group Limited	06/14/17	297	304	(7)
32,709	THB	Barclays Bank plc	06/14/17	945	946	(1)
33,858	THB	HSBC Bank, NA	06/14/17	978	978	— (h)
6,962	TRY	Citibank, NA	06/14/17	1,878	1,935	(57)
1,819	TRY	Merrill Lynch International	06/14/17	488	506	(18)
2,982	TRY	Societe Generale	06/14/17	808	829	(21)
1,225	TRY	TD Bank Financial Group	06/14/17	338	341	(3)
22,641	TWD	Goldman Sachs International†	06/14/17	746	751	(5)
4,366	TWD	Merrill Lynch International†	06/14/17	141	144	(3)
19,149	TWD	Merrill Lynch International†	07/18/17	628	636	(8)
4,374	ZAR	BNP Paribas	06/14/17	320	324	(4)
2,622	ZAR	Citibank, NA	06/14/17	194	195	(1)
5,887	ZAR	State Street Corp.	06/14/17	433	437	(4)
				51,881	52,315	(434)

Credit Default Swaps — Buy Protection [1]

Credit indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF APRIL 30, 2017 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Bank of America NA:
CDX.EM.26-V1	1.000% quarterly	12/20/21	1.815%	2,100	71	(118)
CDX.EM.26-V1	1.000% quarterly	12/20/21	1.815	3,200	108	(184)
Citibank NA:
CDX.EM.26-V1	1.000% quarterly	12/20/21	1.815	4,400	148	(317)
CDX.EM.27-V1	1.000% quarterly	06/20/22	1.964	31,000	1,358	(1,613)

					1,685	(2,232)

[1]

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2017

(i.e.,make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]

Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America NA	3 month CD_KSDA quarterly	1.525% quarterly	11/29/18	KRW 5,000,000	—	(h)
Citibank NA	3 month CD_KSDA quarterly	1.328% quarterly	11/07/18	KRW 2,700,000	(8)
Citibank NA	1.548 quarterly	3 months CD_KSDA quarterly	11/07/26	KRW 500,000	13
Citibank NA	1.870 quarterly	3 months CD_KSDA quarterly	11/15/26	KRW 1,010,000	—	(h)

					5

FOREIGN EXCHANGE CURRENCY OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
CLP Put/USD Call, Vanilla, European Style	CLP 675.580	05/22/17	702,653	(3)

(Premiums received of $3)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	15

JPMorgan Emerging Markets Strategic Debt Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CD	— Certificate of Deposit
CDX	— Credit Default Swap Index
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— China Renminbi
COP	— Colombian Peso
CZK	— Czech Republic Koruna
DOP	— Dominican Republic Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— Korean Republic Won
KSDA	— Korea Securities Depository Account
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2017.

THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2017.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of April 30, 2017.
(r)	— Rates shown are per annum and payments are as described.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2017.

(y)	— Preferred Security.
#

—  For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2017 of the currency being sold, and the value at April 30, 2017 is the U.S. dollar market value of the currency being purchased.

†	— Non-deliverable forward. Note 2.C. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2017	J.P. MORGAN FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

(Amounts in thousands, except per share amounts)

Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$269,893
Investments in affiliates, at value	6,386

Total investment securities, at value	276,279
Cash	1,340
Foreign currency, at value	413
Deposits at broker for futures contracts	521
Receivables:
Due from custodian	645
Investment securities sold	2,908
Fund shares sold	35,658
Interest and dividends from non-affiliates	4,312
Dividends from affiliates	4
Tax reclaims	16
Unrealized appreciation on forward foreign currency exchange contracts	535
Outstanding swap contracts, at value	1,698
Due from adviser	47

Total Assets	324,376

LIABILITIES:
Payables:
Investment securities purchased	7,837
Fund shares redeemed	26
Variation margin on futures contracts	30
Unrealized depreciation on forward foreign currency exchange contracts	798
Outstanding options written, at fair value	3
Outstanding swap contracts, at value	8
Accrued liabilities:
Distribution fees	4
Service fees	5
Custodian and accounting fees	63
Collateral management fees	4
Trustees’ and Chief Compliance Officer’s fees	8
Other	220

Total Liabilities	9,006

Net Assets	$315,370

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2017

Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$330,886
Accumulated undistributed (distributions in excess of) net investment income	68
Accumulated net realized gains (losses)	(16,967)
Net unrealized appreciation (depreciation)	1,383

Total Net Assets	$315,370

Net Assets:
Class A	$17,984
Class C	62
Class I (formerly Select Class)	7,366
Class R2	20
Class R5	21
Class R6	289,917

Total	$315,370

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,184
Class C	8
Class I (formerly Select Class)	888
Class R2	2
Class R5	2
Class R6	34,646

Net Asset Value (a):
Class A — Redemption price per share	$8.23
Class C — Offering price per share (b)	8.08
Class I (formerly Select Class) — Offering and redemption price per share	8.30
Class R2 — Offering and redemption price per share	8.16
Class R5 — Offering and redemption price per share	8.35
Class R6 — Offering and redemption price per share	8.37
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.56

Cost of investments in non-affiliates	$267,425
Cost of investments in affiliates	6,386
Cost of foreign currency	413
Premiums paid on swaps	2,232
Premiums received from options written	3

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

(Amounts in thousands)

	Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,041
Interest income from affiliates	1
Dividend income from affiliates	24
Foreign taxes withheld	(27)

Total investment income	3,039

EXPENSES:
Investment advisory fees	381
Administration fees	44
Distribution fees:
Class A	6
Class C	—	(a)
Class R2	—	(a)
Service fees:
Class A	6
Class C	—	(a)
Class I (formerly Select Class)	6
Class R2	—	(a)
Class R5	—	(a)
Custodian and accounting fees	75
Interest expense to affiliates	—	(a)
Professional fees	136
Collateral management fees	13
Trustees’ and Chief Compliance Officer’s fees	21
Printing and mailing costs	37
Registration and filing fees	86
Transfer agency fees (See Note 2.F.)	1
Sub-transfer agency fees (See Note 2.F.)	—	(a)
Other	7

Total expenses	819

Less fees waived	(370)
Less expense reimbursements	(57)

Net expenses	392

Net investment income (loss)	2,647

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,251)
Investments in affiliates	—	(a)
Futures	29
Foreign currency transactions	373
Options written	22
Swaps	(297)

Net realized gain (loss)	(2,124)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,842
Investments in affiliates	—	(a)
Futures	(293)
Foreign currency translations	(253)
Swaps	(542)

Change in net unrealized appreciation/depreciation	2,754

Net realized/unrealized gains (losses)	630

Change in net assets resulting from operations	$3,277

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2017

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,647	$3,816
Net realized gain (loss)	(2,124)	(30,132)
Change in net unrealized appreciation/depreciation	2,754	28,813

Change in net assets resulting from operations	3,277	2,497

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(94)	—
Class C
From net investment income	(1)	—
Class I (formerly Select Class)
From net investment income	(82)	—
Class R2
From net investment income	— (a)	—
Class R5
From net investment income	— (a)	—
Class R6
From net investment income	(1,993)	—

Total distributions to shareholders	(2,170)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	233,137	(113,392)

NET ASSETS:
Change in net assets	234,244	(110,895)
Beginning of period	81,126	192,021

End of period	$315,370	$81,126

Accumulated undistributed (distributions in excess of) net investment income	$68	$(409)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	21

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,073		$4,105
Distributions reinvested	94		—
Cost of shares redeemed	(1,324)		(29,577)

Change in net assets resulting from Class A capital transactions	$16,843		$(25,472)

Class C
Proceeds from shares issued	$11		$31
Distributions reinvested	1		—
Cost of shares redeemed	(3)		—	(a)

Change in net assets resulting from Class C capital transactions	$9		$31

Class I (formerly Select Class)
Proceeds from shares issued	$4,199		$4,088
Distributions reinvested	81		—
Cost of shares redeemed	(693)		(30,007)

Change in net assets resulting from Class I capital transactions	$3,587		$(25,919)

Class R2
Proceeds from shares issued	$—	(a)	$—	(a)
Distributions reinvested	—	(a)	—
Cost of shares redeemed	—	(a)	—	(a)

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$—	(a)

Class R5
Proceeds from shares issued	$—	(a)	$—	(a)
Distributions reinvested	—	(a)	—
Cost of shares redeemed	—	(a)	—	(a)

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$—	(a)

Class R6
Proceeds from shares issued	$235,367		$21,768
Distributions reinvested	1,993		—
Cost of shares redeemed	(24,662)		(83,800)

Change in net assets resulting from Class R6 capital transactions	$212,698		$(62,032)

Total change in net assets resulting from capital transactions	$233,137		$(113,392)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2017

	Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,210		544
Reinvested	12		—
Redeemed	(165)		(4,056)

Change in Class A Shares	2,057		(3,512)

Class C
Issued	1		4
Reinvested	—	(a)	—
Redeemed	—	(a)	—

Change in Class C Shares	1		4

Class I (formerly Select Class)
Issued	512		518
Reinvested	10		—
Redeemed	(85)		(3,933)

Change in Class I Shares	437		(3,415)

Class R2
Reinvested	—	(a)	—

Change in Class R2 Shares	—	(a)	—

Class R5
Reinvested	—	(a)	—

Change in Class R5 Shares	—	(a)	—

Class R6
Issued	28,293		2,815
Reinvested	240		—
Redeemed	(3,056)		(11,296)

Change in Class R6 Shares	25,477		(8,481)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Strategic Debt Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$8.18	$0.18	(e)	$(0.01)	$0.17	$(0.12)	$—	$—	$(0.12)
Year Ended October 31, 2016	7.56	0.28	(e)	0.34 (f)	0.62	—	—	—	—
Year Ended October 31, 2015	9.30	0.31	(e)(g)	(2.05)	(1.74)	—	—	— (h)	— (h)
Year Ended October 31, 2014	9.69	0.39	(e)	(0.78)	(0.39)	—	—	—	—
Year Ended October 31, 2013	10.27	0.33	(e)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)
June 29, 2012 (j) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—	(0.05)

Class C
Six Months Ended April 30, 2017 (Unaudited)	8.05	0.15	(e)	(0.01)	0.14	(0.11)	—	—	(0.11)
Year Ended October 31, 2016	7.47	0.24	(e)	0.34 (f)	0.58	—	—	—	—
Year Ended October 31, 2015	9.23	0.28	(e)(g)	(2.04)	(1.76)	—	—	—	—
Year Ended October 31, 2014	9.67	0.33	(e)	(0.77)	(0.44)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27	(e)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)
June 29, 2012 (j) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—	(0.04)

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	8.25	0.18	(e)	— (h)	0.18	(0.13)	—	—	(0.13)
Year Ended October 31, 2016	7.61	0.31	(e)	0.33 (f)	0.64	—	—	—	—
Year Ended October 31, 2015	9.33	0.34	(e)(g)	(2.05)	(1.71)	— (h)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.70	0.40	(e)	(0.77)	(0.37)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36	(e)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)
June 29, 2012 (j) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—	(0.06)

Class R2
Six Months Ended April 30, 2017 (Unaudited)	8.12	0.16	(e)	(0.01)	0.15	(0.11)	—	—	(0.11)
Year Ended October 31, 2016	7.52	0.26	(e)	0.34 (f)	0.60	—	—	—	—
Year Ended October 31, 2015	9.27	0.30	(e)(g)	(2.05)	(1.75)	—	—	—	—
Year Ended October 31, 2014	9.68	0.35	(e)	(0.76)	(0.41)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30	(e)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)
June 29, 2012 (j) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—	(0.04)

Class R5
Six Months Ended April 30, 2017 (Unaudited)	8.31	0.19	(e)	(0.01)	0.18	(0.14)	—	—	(0.14)
Year Ended October 31, 2016	7.64	0.32	(e)	0.35 (f)	0.67	—	—	—	—
Year Ended October 31, 2015	9.36	0.37	(e)(g)	(2.08)	(1.71)	— (h)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.71	0.42	(e)	(0.77)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37	(e)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (j) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—	(0.07)

Class R6
Six Months Ended April 30, 2017 (Unaudited)	8.32	0.20	(e)	(0.01)	0.19	(0.14)	—	—	(0.14)
Year Ended October 31, 2016	7.65	0.32	(e)	0.35 (f)	0.67	—	—	—	—
Year Ended October 31, 2015	9.37	0.36	(e)(g)	(2.07)	(1.71)	— (h)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.72	0.43	(e)	(0.78)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38	(e)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (j) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$8.23	2.05%	$17,984	1.19%		4.53%		2.02%		73%
8.18	8.20	1,036	1.13		3.70		2.43		189
7.56	(18.67)	27,511	1.16		3.75	(g)	1.91		134
9.30	(4.02)	25,334	1.21		4.06		1.41		145
9.69	(4.26)	170	1.21	(i)	3.33	(i)	1.59	(i)	221
10.27	3.22	52	1.25	(i)	3.23	(i)	5.26	(i)	65

8.08	1.73	62	1.69		3.78		2.71		73
8.05	7.76	52	1.63		3.14		3.65		189
7.47	(19.07)	18	1.67		3.37	(g)	2.24		134
9.23	(4.55)	54	1.71		3.48		2.04		145
9.67	(4.75)	49	1.72	(i)	2.72	(i)	2.31	(i)	221
10.27	3.06	51	1.75	(i)	2.73	(i)	5.75	(i)	65

8.30	2.26	7,366	0.94		4.56		1.72		73
8.25	8.41	3,723	0.89		3.99		1.51		189
7.61	(18.38)	29,405	0.92		4.04	(g)	1.21		134
9.33	(3.81)	135,397	0.96		4.21		1.30		145
9.70	(4.03)	141,078	0.97	(i)	3.63	(i)	1.46	(i)	221
10.27	3.29	10,069	1.00	(i)	3.48	(i)	5.00	(i)	65

8.16	1.92	20	1.44		4.01		2.42		73
8.12	7.98	20	1.38		3.37		4.61		189
7.52	(18.88)	18	1.41		3.61	(g)	2.00		134
9.27	(4.24)	47	1.46		3.71		1.80		145
9.68	(4.53)	49	1.47	(i)	2.97	(i)	2.06	(i)	221
10.27	3.14	51	1.50	(i)	2.98	(i)	5.50	(i)	65

8.35	2.22	21	0.74		4.71		1.70		73
8.31	8.77	20	0.68		4.07		3.86		189
7.64	(18.29)	19	0.71		4.31	(g)	1.29		134
9.36	(3.60)	48	0.76		4.41		1.10		145
9.71	(3.82)	50	0.77	(i)	3.67	(i)	1.36	(i)	221
10.27	3.36	52	0.80	(i)	3.68	(i)	4.80	(i)	65

8.37	2.36	289,917	0.69		4.90		1.47		73
8.32	8.76	76,275	0.63		4.12		1.25		189
7.65	(18.26)	135,050	0.66		4.29	(g)	0.97		134
9.37	(3.60)	153,222	0.71		4.51		0.93		145
9.72	(3.70)	9,086	0.71	(i)	3.75	(i)	1.11	(i)	221
10.27	3.38	52	0.75	(i)	3.73	(i)	4.75	(i)	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Strategic Debt Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	Non-Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017 Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

26	J.P. MORGAN FUNDS	APRIL 30, 2017

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Argentina	$—	$3,927	$—	$3,927
Brazil	—	8,274	—	8,274
Chile	—	1,530	—	1,530
China	—	4,157	—	4,157
Colombia	—	4,015	—	4,015
Congo	—	312	—	312
El Salvador	—	321	—	321
Guatemala	—	1,079	—	1,079
Hong Kong	—	223	—	223
Hungary	—	330	—	330
India	—	843	—	843
Indonesia	—	3,145	—	3,145
Jamaica	—	183	—	183
Kazakhstan	—	5,006	—	5,006
Kuwait	—	1,711	—	1,711
Mexico	—	15,200	—	15,200
Morocco	—	540	—	540
Netherlands	—	1,389	—	1,389
Nigeria	—	322	—	322
Peru	—	962	—	962
Qatar	—	202	—	202
Russia	—	7,333	—	7,333
South Africa	—	2,824	—	2,824
South Korea	—	265	—	265
Sri Lanka	—	425	—	425
Trinidad and Tobago	—	1,221	—	1,221
Tunisia	—	1,285	—	1,285
Turkey	—	406	—	406
Ukraine	—	708	—	708
United Arab Emirates	—	1,959	—	1,959
United Kingdom	—	175	—	175
Venezuela	—	286	—	286

Total Corporate Bonds	—	70,558	—	70,558

APRIL 30, 2017	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$198,293	$—	$198,293
U.S. Treasury Obligation	—	898	—	898
Options Purchased
Foreign Exchange Currency Options	—	144	—	144
Short-Term Investment
Investment Company	6,386	—	—	6,386

Total Investments in Securities	$6,386	$269,893	$—	$276,279

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$535	$—	$535
Futures Contracts	21	—	—	21
Swaps	—	13	—	13

Total Appreciation in Other Financial Instruments	$21	$548	$—	$569

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(798)	$—	$(798)
Futures Contracts	(303)	—	—	(303)
Options Written
Foreign Exchange Currency Options Written	—	(3)	—	(3)
Swaps	—	(555)	—	(555)

Total Depreciation in Other Financial Instruments	$(303)	$(1,356)	$—	$(1,659)

There were no transfers among any levels during the six months ended April 30, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017
Debt Securities — Foreign Government Securities	$446	$(197)	$155	$—	$—	$(404)	$—	$—	$—

Total	$446	$(197)	$155	$—	$—	$(404)	$—	$—	$—

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent

28	J.P. MORGAN FUNDS	APRIL 30, 2017

other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the six months ended April 30, 2017 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Options outstanding at October 31, 2016	$—	$—
Options written	1,392	25
Options expired	—	—
Options closed	(689)	(22)

Options outstanding at April 30, 2017	$703	$3

The Fund’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements. The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in

APRIL 30, 2017	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for over the counter swaps.

The Fund’s swap contracts are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference

30	J.P. MORGAN FUNDS	APRIL 30, 2017

obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$21	$—	$13	$34
Foreign exchange contracts	Receivables	144	—	535	—	679
Credit contracts	Receivables	—	—	—	1,685	1,685

Total		$144	$21	$535	$1,698	$2,398

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(303)	$—	$(8)	$(311)
Foreign exchange contracts	Payables	(3)	—	(798)	—	(801)
Credit contracts	Payables	—	—	—	—	—

Total		$(3)	$(303)	$(798)	$(8)	$(1,112)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

APRIL 30, 2017	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2017 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Bank of America NA	$179	$—	$(179	)(b)	$—
Barclays Bank plc	56	(6)	—		50
BNP Paribas	7	(4)	—		3
Citibank, N.A.	1,574	(144)	—		1,430
Credit Suisse International	7	(7)	—		—
Deutsche Bank AG	25	(25)	—		—
Goldman Sachs International	180	(138)	—		42
HSBC Bank, N.A.	47	(47)	—		—
Merrill Lynch International	93	(93)	—		—
National Australia Bank	12	(12)	—		—
Societe Generale	32	(32)	—		—
Standard Chartered Bank	4	(4)	—		—
State Street Corp.	3	(3)	—		—
TD Bank Financial Group	14	(3)	—		11

	$2,233	$(518)	$(179)		$1,536

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$7	$—	$—		$7
Barclays Bank plc	6	(6)	—		—
BNP Paribas	4	(4)	—		—
Citibank, N.A.	144	(144)	—		—
Credit Suisse International	25	(7)	—		18
Deutsche Bank AG	93	(25)	—		68
Goldman Sachs International	138	(138)	—		—
HSBC Bank, N.A.	65	(47)	—		18
Merrill Lynch International	146	(93)	—		53
National Australia Bank	32	(12)	—		20
Royal Bank of Canada	5	—	—		5
Societe Generale	108	(32)	—		76
Standard Chartered Bank	21	(4)	—		17
State Street Corp.	8	(3)	—		5
TD Bank Financial Group	3	(3)	—		—
Westpac Banking Corp.	1	—	—		1

	$806	$(518)	$—		$288

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.C.(4). for actual swap collateral received or posted.

32	J.P. MORGAN FUNDS	APRIL 30, 2017

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2017, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$29	$—	$9	$38
Foreign exchange contracts	(10)	—	246	(306)	(70)

Total	$(10)	$29	$246	$(297)	$(32)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$(293)	$—	$5	$(288)
Foreign exchange contracts	(27)	—	(257)	—	(284)
Credit contracts	—	—	—	(547)	(547)

Total	$(27)	$(293)	$(257)	$(542)	$(1,119)

The Fund’s derivatives contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Fund’s forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2017 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$2,614	(a)
Average Notional Balance Short	52,822
Ending Notional Balance Short	104,596

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$31,491
Average Settlement Value Sold	32,383
Ending Settlement Value Purchased	52,602
Ending Settlement Value Sold	51,881

OTC Options:
Average Notional Balance Purchased	$2,998	(b)
Average Notional Balance Written	703	(c)
Ending Notional Balance Purchased	—
Ending Notional Balance Written	703

Credit Default Swaps
Average Notional Balance — Buy Protection	$19,957
Average Notional Balance — Sell Protection
Ending Notional Balance — Buy Protection	40,700
Ending Notional Balance — Sell Protection

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed Rate	$2,115	(d)
Average Notional Balance — Receives Fixed Rate	6,675	(d)
Ending Notional Balance — Pays Fixed Rate	1,327
Ending Notional Balance — Receives Fixed Rate	6,767

(a)	For the period January 1, 2017 through January 31, 2017.
(b)	For the period November 1, 2016 through November 30, 2016.
(c)	For the period April 1, 2017 through April 30, 2017.
(d)	For the period November 1, 2016 through April 30, 2017.

APRIL 30, 2017	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirement and collateral posted or received by counterparty as of April 30, 2017 are as follows (amounts in thousands):

	Fund Counterparty	Value of derivative contracts	Collateral amount
Collateral Received	Bank of America N.A	$179	$(260)

D. Foreign Currency Translation —The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the six months ended April 30, 2017 are as follows (amounts in thousands):

	Class A		Class C		Class I		R2		R5		R6	Total
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$1	$1
Sub-transfer agency fees	—		—	(a)	—		—		—		—	—	(a)

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

34	J.P. MORGAN FUNDS	APRIL 30, 2017

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for the Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge
$—(a)

(a)	Amount rounds to less than 500.

D. Service Fees —The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10	%*

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

APRIL 30, 2017	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.75%	0.70%

The expense limitation agreements were in effect for the six months ended April 30, 2017 and are in place until at least February 28, 2018.

For the six months ended April 30, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$319	$44	$1	$364	$57

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers resulting from investments in these money market funds for the six months ended April 30, 2017 was approximately $6,000.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$270,659	$85,322	$879	$—

36	J.P. MORGAN FUNDS	APRIL 30, 2017

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$273,811	$3,487	$1,019	$2,468

At October 31, 2016, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$5,710	$9,024

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017. Average borrowings from the Facility for, or at any time during the six months ended April 30, 2017, were as follows (amounts in thousands):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$10,000	0.34%	1	$—	(a)

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommited credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2017.

APRIL 30, 2017	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2017 the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds
82.6%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2017, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

38	J.P. MORGAN FUNDS	APRIL 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,020.50	$5.96	1.19%
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	1,017.30	8.45	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I (formerly Select Class)
Actual	1,000.00	1,022.60	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,019.20	7.21	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R5
Actual	1,000.00	1,022.20	3.71	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,023.60	3.46	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2017	J.P. MORGAN FUNDS	39

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-EMSD-417

Semi-Annual Report

J.P. Morgan Funds

April 30, 2017 (Unaudited)

JPMorgan Commodities Strategy Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	(0.68)%
Bloomberg Commodity Index Total Return	(0.76)%

Net Assets as of 4/30/2017	$149,405,498

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

Overall, commodities prices ended the six month reporting period lower. Prices for natural gas ended higher as market participants continued to expect tighter supplies in the summer of 2017 with increased liquefied natural gas exports and lagging U.S. production of natural gas.

Prices for petroleum products also ended the period higher. Despite higher-than-expected U.S. production, the Organization of Petroleum Exporting Countries’ curb on production and its commitment to market rebalancing helped support prices. At the end of the reporting period, inventories remained at elevated levels.

Prices for precious metals, including gold, were lower during the reporting period. Expectations of higher economic growth in the U.S. weighed on gold prices as the opportunity cost of holding non-yielding assets increased. Base metals as a whole ended the period higher as investor expectations of accommodative and pro-growth government policies helped support global metal demand. Stimulative policy measures from China — the world’s largest metal consumer — also helped boost demand.

Agricultural commodity prices were mixed with grains ending the reporting period lower amid positive crop production in the Southern Hemisphere. Soft commodity prices were lower as generally good weather led to increased production across the world, which weighed on prices. Livestock prices ended higher on greater-than-expected demand, and lower U.S. production.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg Commodity Index Total Return Index (the “Benchmark”) for the six months ended April 30, 2017. During the six month period, the Fund used swaps contracts to obtain exposure to different parts of the futures curve, which measures the price of contracts of different maturities for a specific commodity.

The Fund’s long position in lean hog futures contributed to performance relative to the Benchmark amid investor concerns about dwindling U.S. supplies. The Fund’s short positions in natural gas contributed to relative performance as the 2016-17 winter proved to be warmer than the market expected, leaving natural gas inventories elevated.

The Fund’s underweight position in gold detracted from relative performance as the Fund failed to capture returns from sporadic gold price spikes driven by discrete political or economic news. The Fund’s long positions in oil detracted from performance as inventories of crude oil remained relatively high, especially in the U.S.

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	APRIL 30, 2017

CASH INVESTMENTS***
U.S. Treasury Obligations	76.5%
U.S. Government Agency Securities	2.5
Investment Company	20.9

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

COMMODITY MATURITY***
0 - 3 Months	106.9%
3 - 6 Months	(13.3)
> 6 Months	6.4

COMMODITY-LINKED INVESTMENTS****
Energy	28.8%
Brent Crude	7.2
Unleaded Gas	3.6
Heating Oil	3.4
Natural Gas	8.5
WTI Crude Oil	6.1
Agricultural	30.5
Coffee	2.3
Corn	7.7
Cotton	1.6
Kansas Wheat	1.2
Soybean Meal	3.0
Soybean Oil	2.7
Soybeans	5.7
Sugar	2.6
Wheat	3.7
Industrial Metals	17.3
Aluminum	5.1
Copper	7.2
Nickel	2.3
Zinc	2.7
Precious Metals	16.5
Gold	12.2
Silver	4.3
Livestock	7.1
Lean Hogs	2.8
Live Cattle	4.3

FIXED INCOME MATURITY***
< One Month	100.0%

COMMODITY ALLOCATION	Index	Fund****
Energy	28.9%	28.8%
Agricultural	29.8	30.5
Industrial Metals	18.0	17.3
Precious Metals	16.5	16.5
Livestock	6.8	7.1

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2017	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
With Sales Charge**		(6.04)%	(6.44)%	(16.81)%	(12.79)%
Without Sales Charge		(0.80)	(1.25)	(15.31)	(11.70)
CLASS C SHARES	December 17, 2012
With CDSC***		(2.04)	(2.73)	(15.72)	(12.12)
Without CDSC		(1.04)	(1.73)	(15.72)	(12.12)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 17, 2012	(0.68)	(1.01)	(15.09)	(11.47)
CLASS R6 SHARES	December 17, 2012	(0.56)	(0.78)	(14.95)	(11.33)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 4/30/2017)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to April 30, 2017. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2017

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)

Options Purchased — 0.0% (g)
	Put Options Purchased — 0.0% (g)
52	Henry Hub Natural Gas, Expiring 05/25/2017, at $3.00, American Style, (a) (Cost $23,517)	14,560

PRINCIPAL AMOUNT($)
Short-Term Investments — 98.8%
	U.S. Government Agency Security — 2.5%
3,742,000	FHLMC, DN, 0.700%, 05/01/17 (n) (Cost $3,742,000)	3,742,000

	U.S. Treasury Obligations — 75.6%
	U.S. Treasury Bill,
43,000,000	0.691%, 05/25/17 (n)	42,980,779
48,000,000	0.720%, 05/18/17 (n)	47,984,736
22,000,000	0.750%, 05/11/17 (n)	21,995,930

	Total U.S. Treasury Obligations (Cost $112,959,288)	112,961,445

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Companies — 20.7%
30,899,353	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.000% (b) (l) ^ † (Cost $30,908,217)	30,913,184

	Total Short-Term Investments (Cost $147,609,505)	147,616,629

	Total Investments — 98.8% (Cost $147,633,022)	147,631,189
	Other Assets in Excess of Liabilities — 1.2%	1,774,309

	NET ASSETS — 100.0%	$149,405,498

Percentages indicated are based on net assets.

Futures Contracts ^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	LME Nickel Futures	05/15/17	USD	$56,436	$(5,289)
5	LME Primary Aluminum Futures	05/15/17	USD	238,000	6,641
1	LME Zinc Futures	05/15/17	USD	65,363	(5,453)
906	Crude Oil Futures	05/19/17	USD	44,692,980	(4,655,586)
208	Brent Crude Oil Futures	05/31/17	USD	10,826,400	(901,040)
196	WTI Crude Oil Futures	06/19/17	USD	9,725,520	(362,062)
179	Natural Gas Futures	06/28/17	USD	6,001,870	12,888
8	LME Aluminum Futures	07/17/17	USD	382,250	(3,474)
3	LME Nickel Futures	07/17/17	USD	170,046	(13,320)
3	LME Zinc Futures	07/17/17	USD	196,763	385
139	Lean Hogs Futures	08/14/17	USD	4,193,630	(73,300)
215	Natural Gas Futures	08/29/17	USD	7,232,600	(157,511)
	Short Futures Outstanding
(1)	LME Nickel Futures	05/15/17	USD	(56,436)	4,692
(5)	LME Primary Aluminum Futures	05/15/17	USD	(238,000)	(3,609)
(1)	LME Zinc Futures	05/15/17	USD	(65,363)	2,347
(1)	Gold 100 OZ Futures	06/28/17	USD	(126,830)	17
(5)	Live Cattle Futures	06/30/17	USD	(248,050)	(14,665)
(17)	NY Harbor ULSD Futures	06/30/17	USD	(1,081,924)	104,224
(3)	Sugar No. 11 (World) Futures	06/30/17	USD	(54,197)	2,343
(3)	LME Nickel Futures	07/17/17	USD	(170,046)	13,968
(8)	LME Primary Aluminum Futures	07/17/17	USD	(382,250)	(6,024)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Futures Contracts ^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding (continued)
(3)	LME Zinc Futures	07/17/17	USD	(196,763)	6,535
(12)	Copper Futures	07/27/17	USD	(782,250)	(5,981)
(3)	Silver Futures	07/27/17	USD	(258,930)	18,112
(906)	Crude Oil Futures	08/21/17	USD	(45,372,480)	4,935,933
(15)	Natural Gas Futures	08/29/17	USD	(504,600)	4,351
(3)	LME Nickel Futures	09/18/17	USD	(170,757)	13,302
(9)	LME Primary Aluminum Futures	09/18/17	USD	(431,606)	3,573
(3)	LME Zinc Futures	09/18/17	USD	(197,213)	(403)
(10)	Copper Futures	09/27/17	USD	(654,375)	3,949

					$(1,074,457)

Return Swaps on Commodities ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	COMEX Gold June 2017 Futures	05/26/17	$8,880,740	$504,273
	COMEX Gold June 2017 Futures	05/26/17	8,340,500	537,166
	CME Live Cattle June 2017 Futures	06/01/17	5,948,775	747,856
	CBOT Corn July 2017 Futures	06/28/17	11,519,531	(66,296)
	CBOT Soybean July 2017 Futures	06/28/17	8,503,744	(40,863)
	CBOT Soybean Meal July 2017 Futures	06/28/17	4,446,435	6,334
	CBOT Wheat July 2017 Futures	06/28/17	1,805,475	30,924
	COMEX Silver July 2017 Futures	06/28/17	3,446,255	92,302
	COMEX Silver July 2017 Futures	06/28/17	3,140,005	53,376
	CBOT Soybean Oil December 2017 Futures	11/28/17	4,024,800	(8,680)
	CBOT Wheat December 2017 Futures	11/28/17	5,650,500	(31,296)

				$1,825,096

Return Swaps on Commodities Indices ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	BBG Industrial Metals Index	06/22/17	$29,040,000	$(900,447)
	BBG Softs Index	06/22/17	10,365,000	(607,631)
	BBG Heat Oil Index	12/04/17	6,800,000	(585,006)
	BBG Unleaded Gasoline Index	12/04/17	6,200,000	(880,821)

				$(2,973,905)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2017

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
FHLMC	— Federal Home Loan Mortgage Corp.
LME	— London Metal Exchange
ULSD	— Ultra Low Sulfur Diesel
USD	— United States Dollar
WTI	— West Texas Intermediate

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of April 30, 2017.
(n)	— The rate shown is the effective yield as of April 30, 2017.
^	— All or a portion of the position is held by the Subsidiary.
†	— The value of investments restricted as collateral for swaps to the broker is $9,831,029.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$116,718,005
Investments in affiliates, at value	21,082,155
Investments in affiliates — restricted, at value	9,831,029

Total investment securities, at value	147,631,189
Deposits at broker for futures contracts	3,080,000
Receivables:
Dividends from affiliates	17,752
Variation margin on futures contracts	350,180
Outstanding swap contracts, at value	1,972,231

Total Assets	153,051,352

LIABILITIES:
Payables:
Investment securities purchased	5
Fund shares redeemed	308,304
Outstanding swap contracts, at value	3,121,040
Accrued liabilities:
Investment advisory fees	70,771
Administration fees	2,757
Distribution fees	501
Service fees	150
Custodian and accounting fees	36,112
Collateral management fees	1,676
Other	104,538

Total Liabilities	3,645,854

Net Assets	$149,405,498

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2017

Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$153,973,761
Accumulated undistributed (distributions in excess of) net investment income	(169,611)
Accumulated net realized gains (losses)	(2,173,553)
Net unrealized appreciation (depreciation)	(2,225,099)

Total Net Assets	$149,405,498

Net Assets:
Class A	$1,121,462
Class C	417,789
Class I (formerly Select Class)	921,998
Class R6	146,944,249

Total	$149,405,498

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	128,693
Class C	48,979
Class I (formerly Select Class)	104,594
Class R6	16,565,745

Net Asset Value (a):
Class A — Redemption price per share	$8.71
Class C — Offering price per share (b)	8.53
Class I (formerly Select Class) — Offering and redemption price per share	8.82
Class R6 — Offering and redemption price per share	8.87
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.19

Cost of investments in non-affiliates	$116,724,805
Cost of investments in affiliates	21,075,717
Cost of investments in affiliates — restricted	9,832,500

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$251,391
Interest income from affiliates	6
Dividend income from affiliates	71,510

Total investment income	322,907

EXPENSES:
Investment advisory fees	664,152
Administration fees	66,469
Distribution fees:
Class A	1,456
Class C	1,283
Service fees:
Class A	1,456
Class C	428
Class I (formerly Select Class)	1,186
Custodian and accounting fees	32,168
Collateral management fees	5,205
Professional fees	63,814
Trustees’ and Chief Compliance Officer’s fees	20,533
Printing and mailing costs	8,205
Registration and filing fees	30,585
Transfer agency fees (See Note 2.D)	1,657
Sub-transfer agency fees (See Note 2.D)	13
Other	3,304

Total expenses	901,914

Less fees waived	(370,009)
Less expense reimbursements	(1)

Net expenses	531,904

Net investment income (loss)	(208,997)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(56,463)
Investments in affiliates	756
Futures	437,063
Swaps	(2,552,749)

Net realized gain (loss)	(2,171,393)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	32,728
Investments in affiliates	2,819
Futures	(859,681)
Swaps	718,207

Change in net unrealized appreciation/depreciation	(105,927)

Net realized/unrealized gains (losses)	(2,277,320)

Change in net assets resulting from operations	$(2,486,317)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2017

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(208,997)	$(388,133)
Net realized gain (loss)	(2,171,393)	(1,744,207)
Change in net unrealized appreciation/depreciation	(105,927)	(713,251)

Change in net assets resulting from operations	(2,486,317)	(2,845,591)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	67,422,788	36,984,504

NET ASSETS:
Change in net assets	64,936,471	34,138,913
Beginning of period	84,469,027	50,330,114

End of period	$149,405,498	$84,469,027

Accumulated undistributed (distributions in excess of) net investment income	$(169,611)	$39,386

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Commodities Strategy Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$206,886	$757,403
Cost of shares redeemed	(241,274)	(393,348)

Change in net assets resulting from Class A capital transactions	$(34,388)	$364,055

Class C
Proceeds from shares issued	$174,453	$346,153
Cost of shares redeemed	(54,315)	(104,040)

Change in net assets resulting from Class C capital transactions	$120,138	$242,113

Class I (formerly Select Class)
Proceeds from shares issued	$380,298	$357,196
Cost of shares redeemed	(389,292)	(31,446,336)

Change in net assets resulting from Class I capital transactions	$(8,994)	$(31,089,140)

Class R6
Proceeds from shares issued	$81,511,152	$75,257,628
Cost of shares redeemed	(14,165,120)	(7,790,152)

Change in net assets resulting from Class R6 capital transactions	$67,346,032	$67,467,476

Total change in net assets resulting from capital transactions	$67,422,788	$36,984,504

SHARE TRANSACTIONS:
Class A
Issued	23,014	87,935
Redeemed	(27,561)	(46,134)

Change in Class A Shares	(4,547)	41,801

Class C
Issued	20,148	39,759
Redeemed	(6,197)	(12,329)

Change in Class C Shares	13,951	27,430

Class I (formerly Select Class)
Issued	41,356	43,536
Redeemed	(42,333)	(3,490,837)

Change in Class I Shares	(977)	(3,447,301)

Class R6
Issued	8,894,927	8,184,048
Redeemed	(1,529,840)	(869,295)

Change in Class R6 Shares	7,365,087	7,314,753

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net asset value, end of period
Commodities Strategy Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$8.78	$(0.03)	$(0.04)	$(0.07)	$—		$8.71
Year Ended October 31, 2016	9.01	(0.08)	(0.15)	(0.23)	—		8.78
Year Ended October 31, 2015	12.30	(0.11)	(3.18)	(3.29)	—		9.01
Year Ended October 31, 2014	13.18	(0.16)	(0.72)	(0.88)	—		12.30
December 17, 2012 (f) through October 31, 2013	15.00	(0.14)	(1.68)	(1.82)	—		13.18

Class C
Six Months Ended April 30, 2017 (Unaudited)	8.62	(0.05)	(0.04)	(0.09)	—		8.53
Year Ended October 31, 2016	8.88	(0.13)	(0.13)	(0.26)	—		8.62
Year Ended October 31, 2015	12.19	(0.17)	(3.14)	(3.31)	—		8.88
Year Ended October 31, 2014	13.12	(0.22)	(0.71)	(0.93)	—		12.19
December 17, 2012 (f) through October 31, 2013	15.00	(0.20)	(1.68)	(1.88)	—		13.12

Class I (formerly Select Class)
Six Months Ended April 30, 2017 (Unaudited)	8.87	(0.02)	(0.03)	(0.05)	—		8.82
Year Ended October 31, 2016	9.08	(0.06)	(0.15)	(0.21)	—		8.87
Year Ended October 31, 2015	12.36	(0.10)	(3.18)	(3.28)	—		9.08
Year Ended October 31, 2014	13.21	(0.13)	(0.72)	(0.85)	—		12.36
December 17, 2012 (f) through October 31, 2013	15.00	(0.11)	(1.68)	(1.79)	—		13.21

Class R6
Six Months Ended April 30, 2017 (Unaudited)	8.92	(0.01)	(0.04)	(0.05)	—		8.87
Year Ended October 31, 2016	9.12	(0.05)	(0.15)	(0.20)	—		8.92
Year Ended October 31, 2015	12.40	(0.08)	(3.20)	(3.28)	—		9.12
Year Ended October 31, 2014	13.22	(0.10)	(0.72)	(0.82)	—	(h)	12.40
December 17, 2012 (f) through October 31, 2013	15.00	(0.09)	(1.69)	(1.78)	—		13.22

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2017

		Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)		Net investment income (loss) (e)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

(0.80)%	$1,121,462	1.22%		(0.74)%		1.98%		0%
(2.55)	1,170,180	1.21		(0.99)		2.53		0
(26.75)	823,931	1.21		(1.14)		2.30		0
(6.68)	160,388	1.20		(1.16)		2.03		0
(12.13)	43,924	1.22	(g)	(1.16	)(g)	2.74	(g)	0

(1.04)	417,789	1.72		(1.22)		2.52		0
(2.93)	301,866	1.73		(1.51)		3.25		0
(27.15)	67,492	1.73		(1.68)		2.84		0
(7.09)	74,710	1.71		(1.67)		2.53		0
(12.53)	43,733	1.72	(g)	(1.66	)(g)	3.24	(g)	0

(0.56)	921,998	0.97		(0.49)		1.78		0
(2.31)	936,623	0.92		(0.72)		2.14		0
(26.54)	32,246,991	0.98		(0.92)		1.90		0
(6.43)	74,890,429	0.97		(0.93)		1.79		0
(11.93)	92,256,260	0.97	(g)	(0.91	)(g)	2.10	(g)	0

(0.56)	146,944,249	0.82		(0.32)		1.40		0
(2.19)	82,060,358	0.83		(0.61)		1.85		0
(26.45)	17,191,700	0.82		(0.77)		1.64		0
(6.19)	48,113,945	0.82		(0.78)		1.53		0
(11.87)	38,913,194	0.82	(g)	(0.76	)(g)	1.86	(g)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class I* and Class R6	Non-diversified

*	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Commodities Strategy Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of April 30, 2017, net assets of the Fund were $149,405,498 of which $33,134,813, or approximately 22.2%, represented the Subsidiary’s net assets. Net realized losses in the Subsidiary amounted to $(2,171,397). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

16	J.P. MORGAN FUNDS	APRIL 30, 2017

Futures and options are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$30,927,744	$116,703,445	$—	$147,631,189

Appreciation in Other Financial Instruments
Futures Contracts	$5,133,260	$—	$—	$5,133,260
Return Swaps	—	1,972,231	—	1,972,231

Total Appreciation in Other Financial Instruments	$5,133,260	$1,972,231	$—	$7,105,491

Depreciation in Other Financial Instruments
Futures Contracts	$(6,207,717)	$—	$—	$(6,207,717)
Return Swaps	—	(3,121,040)	—	(3,121,040)

Total Depreciation in Other Financial Instruments	$(6,207,717)	$(3,121,040)	$—	$(9,328,757)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash and options purchased. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2017.

B. Derivatives — The Fund used instruments including futures, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest for hedging and risk management purposes and to seek to enhance portfolio performance. Derivatives may also be used for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets; to protect against currency fluctuations; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; and/or to gain exposure to certain markets in the most economical way possible.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

APRIL 30, 2017	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Notes B(1) — B(3) below describe the various derivatives used by the Fund. These derivatives expose the Fund to commodity risk.

(1). Futures Contracts — The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the derivatives value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Options — The Fund may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(3). Return Swaps on Commodities and Commodity Indices — The Fund used return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

18	J.P. MORGAN FUNDS	APRIL 30, 2017

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2017 is as follows:

Counterparty		Value of swap contracts	Collateral amount
Macquarie Bank Ltd.	Collateral Posted	$(1,148,809)	$9,831,029

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s activities in return swaps are concentrated with one counterparty. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2017:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Received		Net Amount Due From Counterparty (not less than zero)
Macquarie Bank Ltd.	$1,972,231	$(1,972,231)	$—		$—

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
Macquarie Bank Ltd.	$3,121,040	$(1,972,231)	$(1,148,809	)(b)	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B.(3) for actual swap collateral received or posted.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, options and swap activity during the six months ended April 30, 2017.

Futures Contracts:
Average Notional Balance Long	$115,231,732
Average Notional Balance Short	84,979,904
Ending Notional Balance Long	83,781,858
Ending Notional Balance Short	50,992,070

Exchange-Traded Options:
Average Number of Contracts Purchased	30
Ending Number of Contracts Purchased	52

Return Swaps on Commodities:
Average Notional Balance Long	$49,321,758
Average Notional Balance Short	2,931,138	(a)
Ending Notional Balance Long	65,706,760

Return Swaps on Commodity Indices:
Average Notional Balance Long	43,822,857
Ending Notional Balance Long	52,405,000

(a)	For the period November 1, 2016 through February 28, 2017.

The Fund’s derivatives contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP.

APRIL 30, 2017	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the six months ended April 30, 2017 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$383	$193	$566	$515	$1,657
Sub-transfer agency fees	—	—	13	—	13

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2017, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective annualized rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

20	J.P. MORGAN FUNDS	APRIL 30, 2017

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, JPMDS retained the following amounts:

Front-End Sales Charge	CDSC
$319	$50

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For performing these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.85%

The expense limitation agreement was in effect for the six months ended April 30, 2017 and is in place until at least February 28, 2018.

For the six months ended April 30, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$299,420	$52,376	$2,371	$354,167	$1

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2017 were $15,842.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

APRIL 30, 2017	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

The Fund may use related party broker-dealers. For the six months ended April 30, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2017, sales of long-term investments were $60,834. Additionally, during the six months ended April 30, 2017, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$147,633,022	$7,124	$8,957	$(1,833)

As of October 31, 2016, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$2,161	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

22	J.P. MORGAN FUNDS	APRIL 30, 2017

As of April 30, 2017, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
13.0%	81.7%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Fund’s financial statements and related disclosures.

APRIL 30, 2017	J.P. MORGAN FUNDS	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016, and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$992.00	$6.03	1.22%
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class C
Actual	1,000.00	989.60	8.48	1.72
Hypothetical	1,000.00	1,016.27	8.60	1.72
Class I (formerly Select Class)
Actual	1,000.00	994.40	4.80	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R6
Actual	1,000.00	994.40	4.05	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	J.P. MORGAN FUNDS	APRIL 30, 2017

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-CSTRAT-417

Semi-Annual Report

J.P. Morgan Funds

April 30, 2017 (Unaudited)

JPMorgan Systematic Alpha Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 25, 2017 (Unaudited)

Dear Shareholder,

The world’s leading economies continued their upward trajectory over the six months ended April 30, 2017, bolstered by central bank policies, growth in corporate earnings and buoyant consumer and business sentiment.

“While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns.” — George C.W. Gatch

While the U.S. and China had been leading drivers of growth for most of the current economic expansion, by late 2016 and into 2017 the world’s other leading economies began to strengthen. Each of the world’s 20 largest economies was forecast to increase output of goods and services through 2017 and the variation in growth rates among those economies was forecast to be the lowest since 1980, according to Bloomberg News.

The U.S. economy slowed somewhat in the first quarter of 2017, but unemployment dropped to 4.4% in April 2017 and the U.S. Federal Reserve reiterated its intent to raise interest rates amid continued economic growth and rising inflation. Throughout the six month reporting period, U.S. financial markets — particularly U.S. equities — generally outperformed other developed markets and emerging markets.

China’s economy continued to grow and posted a 6.9% rise in gross domestic product (GDP) in the first quarter of 2017, amid strength in housing, infrastructure investment, exports and retail sales. Notably, financial markets in China remained largely stable for the six month reporting period. For the 86 trading days through April 24, 2017, the Shanghai Stock Exchange Composite Index hadn’t fallen by more than 1%, thanks in large part to government efforts to prevent a recurrence of the sharp sell-offs that hit Chinese markets in mid-2015 and early 2016.

Meanwhile, Chinese officials sought to reduce financial system risk by tightening money-market rules and pushing to reduce the use of leverage and financial market speculation.

In the European Union (EU), rising consumer spending and manufacturing led to 0.6% growth in first quarter GDP. In particular, Germany’s economy continued to accelerate into 2017, with positive growth in factory orders and an estimated 14% increase in corporate earnings in the first quarter of 2017. Surveys of consumer sentiment across the EU were more upbeat than in recent years. At the end of March 2017, EU unemployment stood at 9.5%, the lowest level since April 2009.

In emerging markets, economic strength in China and a rebound in commodities prices, which began in the latter half of 2016, helped lift economic growth. Moreover, the economies of Brazil, Argentina, Russia, Turkey and South Africa — which were seen as weak links in the global economy — all showed positive growth by the end of April 2017.

While bond markets provided a mixed performance over the six months ended April 30, 2017, equity markets rewarded investors with solid returns. The Standard & Poor’s 500 Index returned 13.32% for the reporting period, while the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 11.73% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 9.03%.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

APRIL 30, 2017	J.P. MORGAN FUNDS	1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	2.49%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.23%

Net Assets as of 4/30/2017	$382,789,778

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global financial markets generally provided positive returns for the six month reporting period as the world’s leading economies continued to grow in a more uniform fashion and investors sought returns in both developed and emerging markets.

During the final quarter of 2016 and into 2017, leading U.S. equity indexes hit multiple record highs amid solid corporate earnings and expectations that the Republican majorities in the U.S. Congress and President Trump’s administration would work to ease business regulations, reduce taxes and increase infrastructure spending.

In Europe, a pickup in corporate earnings and improvements in consumer sentiment also proved attractive to investors. Electoral defeats of anti-European Union (EU) politicians in Austria and the Netherlands also helped lift investor sentiment across the EU and other developed markets.

Emerging markets also saw investment inflows during the six month reporting period amid economic and financial market stability in China. Notably, the Chinese government’s efforts to curb excessive leverage in its financial markets put a damper on the Shanghai Composite Index in April 2017. Meanwhile, several previously underperforming economies — particularly Brazil, Argentina, Russia, Turkey and South Africa — were growing by the end of the reporting period.

Commodities prices stabilized during the reporting period and global oil prices reached 15-month highs in October 2016. Oil prices were further bolstered by the Organization of Petroleum Exporting Countries’ decision to curb production. However, by the end of the reporting period, overproduction pushed global oil prices lower.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class I Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2017. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed.

The use of the Benchmark does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the reporting period, the Fund’s alternative investment strategies experienced strong performance with gains from its equity market neutral, event driven, and global macro strategies outpacing minor losses from the Fund’s convertible bond arbitrage strategies.

The Fund’s equity market neutral strategy was the leading contributor to absolute returns. From a return perspective, value, size, and quality factors led the way, offsetting underperformance from the momentum factor. The value factor continued to perform well in the wake of a drawdown in the first half of 2016.

The Fund’s event-driven strategy generated a positive overall return. The merger arbitrage sub-strategy was the leading contributor within the event-driven strategy, benefiting from a high proportion of “friendly” mergers during the reporting period that were considered more likely to be completed. The Fund’s share repurchase and activism sub-strategies contributed to absolute performance, while the conglomerate discount arbitrage and index arbitrage sub-strategies detracted from absolute performance.

The Fund’s macro investment strategies also generated positive returns, with gains across momentum and foreign exchange-based return factors offsetting losses from commodity and fixed-income based return factors.

The convertible bond arbitrage strategy slightly detracted from absolute performance as long convertible bond positions slightly underperformed the related equity hedge positions.

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund’s risk was diversified across its investment strategies. Risk within the event-driven style remained below the historical average, reflecting slightly below average activity levels. In the equity market neutral style, aggregate factor dispersion was at the lower end of the typical range, however the global macro style was running near long-term target risk levels.

2	J.P. MORGAN FUNDS	APRIL 30, 2017

RISK ALLOCATION AS OF APRIL 30, 2017
Asset Class / Strategy	% of Risk Allocation***
Convertible Arbitrage (1)	6.0%
Equity Market Neutral (2)	42.5
Event Driven (3)	28.9
Macro Based (4)	22.6

TOP TEN HOLDINGS OF THE PORTFOLIO (a)
1.	Akorn, Inc.	1.1%
2.	Panera Bread Co., Class A	1.1
3.	Mobileye NV	1.1
4.	Syngenta AG (Switzerland)	1.1
5.	Mead Johnson Nutrition Co.	1.0
6.	VCA, Inc.	1.0
7.	Brocade Communications Systems, Inc.	1.0
8.	Valspar Corp. (The)	1.0
9.	NXP Semiconductors NV (Netherlands)	0.9
10.	Cabela’s, Inc.	0.9

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of April 30, 2017 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).
(2)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(3)	Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(4)	Macro Based Strategies aim to exploit macro economic imbalances across the globe through a broad range of asset classes including, but not limited to fixed income, currency and commodities.
(a)	Percentages indicated are based upon total market value of investments as of April 30, 2017. The Fund’s portfolio composition is subject to change.

APRIL 30, 2017	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2017

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
With Sales Charge**		(2.26)%	(1.11)%	0.02%	1.77%
Without Sales Charge		2.35	3.53	1.58	2.89
CLASS C SHARES	February 12, 2013
With CDSC***		1.18	2.09	1.07	2.39
Without CDSC		2.18	3.09	1.07	2.39
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 12, 2013	2.49	3.78	1.80	3.14
CLASS R6 SHARES	February 12, 2013	2.61	4.05	2.06	3.35

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 4/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares (formerly Select Class Shares) of the JPMorgan Systematic Alpha Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from February 12, 2013 to April 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares (formerly Select Class Shares) have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2017

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 54.1%
	Consumer Discretionary — 8.9%
	Auto Components — 0.2%
29,486	Gentex Corp.	608,886
3,708	Linamar Corp., (Canada)	157,659

		766,545

	Automobiles — 0.1%
14,300	Subaru Corp., (Japan)	542,143

	Diversified Consumer Services — 0.5%
16,514	DeVry Education Group, Inc.	625,055
33,000	H&R Block, Inc.	818,070
10,974	Nord Anglia Education, Inc., (Hong Kong) (a)	353,363

		1,796,488

	Hotels, Restaurants & Leisure — 1.8%
38,600	Bloomin’ Brands, Inc.	837,234
15,800	Brinker International, Inc.	698,202
50,800	La Quinta Holdings, Inc. (a)	716,788
12,213	Panera Bread Co., Class A (a)	3,818,761
1,972	Wyndham Worldwide Corp.	187,951
10,200	Yum Brands, Inc.	670,650

		6,929,586

	Household Durables — 0.8%
46,500	Haseko Corp., (Japan)	530,785
30,200	PulteGroup, Inc.	684,634
39,300	Sumitomo Forestry Co. Ltd., (Japan)	601,730
27,059	Taylor Morrison Home Corp., Class A (a)	625,063
14,400	Tempur Sealy International, Inc. (a)	676,080

		3,118,292

	Leisure Products — 0.6%
26,995	American Outdoor Brands Corp. (a)	597,939
18,700	Bandai Namco Holdings, Inc., (Japan)	586,929
25,300	Heiwa Corp., (Japan)	652,047
31,900	Vista Outdoor, Inc. (a)	623,964

		2,460,879

	Media — 1.7%
11,000	AMC Networks, Inc., Class A (a)	656,480
10,100	CBS Corp. (Non-Voting), Class B	672,256
10,455	Gannett Co., Inc.	87,404
10,240	John Wiley & Sons, Inc., Class A	539,648
9,766	Meredith Corp.	571,799
6,247	Omnicom Group, Inc.	513,003
7,976	Scripps Networks Interactive, Inc., Class A	595,967
30,866	Sinclair Broadcast Group, Inc., Class A	1,217,664

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
31,100	TEGNA, Inc.	792,428
51,092	Time, Inc.	776,598

		6,423,247

	Multiline Retail — 0.1%
2,675	Dillard’s, Inc., Class A	148,115
3,504	Target Corp.	195,698

		343,813

	Specialty Retail — 2.6%
17,900	Adastria Co. Ltd., (Japan)	444,566
7,560	American Eagle Outfitters, Inc.	106,521
59,730	Cabela’s, Inc. (a)	3,261,258
41,378	Chico’s FAS, Inc.	571,844
58,707	CST Brands, Inc.	2,834,961
11,748	Dick’s Sporting Goods, Inc.	593,861
28,563	JB Hi-Fi Ltd., (Australia)	527,728
28,200	Select Comfort Corp. (a)	871,380
9,200	Signet Jewelers Ltd.	605,728

		9,817,847

	Textiles, Apparel & Luxury Goods — 0.5%
3,400	Deckers Outdoor Corp. (a)	202,606
12,970	Michael Kors Holdings Ltd. (a)	484,170
6,246	PVH Corp.	631,033
22,877	Wolverine World Wide, Inc.	551,565

		1,869,374

	Total Consumer Discretionary	34,068,214

	Consumer Staples — 5.2%
	Beverages — 0.3%
15,366	Coca-Cola European Partners plc, (United Kingdom)	593,435
4,844	PepsiCo, Inc.	548,728

		1,142,163

	Food & Staples Retailing — 1.2%
10,600	Matsumotokiyoshi Holdings Co. Ltd., (Japan)	531,621
335,246	Metcash Ltd., (Australia) (a)	539,720
409,463	Rite Aid Corp. (a)	1,637,852
10,007	Sysco Corp.	529,070
6,305	Walgreens Boots Alliance, Inc.	545,635
8,266	Wal-Mart Stores, Inc.	621,438
5,500	Whole Foods Market, Inc.	200,035

		4,605,371

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food Products — 2.9%
49,481	AdvancePierre Foods Holdings, Inc.	2,009,918
15,355	Cal-Maine Foods, Inc. (a)	579,651
9,692	Campbell Soup Co.	557,678
9,787	General Mills, Inc.	562,850
878	Ingredion, Inc.	108,714
4,377	JM Smucker Co. (The)	554,653
13,674	Lamb Weston Holdings, Inc.	570,889
40,843	Mead Johnson Nutrition Co.	3,623,591
13,500	Morinaga & Co. Ltd., (Japan)	637,951
23,600	Nichirei Corp., (Japan)	587,465
5,546	Sanderson Farms, Inc.	642,116
7,776	Tyson Foods, Inc., Class A	499,686

		10,935,162

	Household Products — 0.6%
16,754	Central Garden & Pet Co., Class A (a)	590,243
6,342	Procter & Gamble Co. (The)	553,847
4,045	Spectrum Brands Holdings, Inc.	581,388
21,708	Svenska Cellulosa AB SCA, (Sweden), Class B	718,694

		2,444,172

	Personal Products — 0.2%
13,300	Nu Skin Enterprises, Inc., Class A	734,559

	Total Consumer Staples	19,861,427

	Energy — 2.3%
	Energy Equipment & Services — 1.3%
47,826	Archrock, Inc.	564,347
8,714	Baker Hughes, Inc.	517,350
4,800	Basic Energy Services, Inc. (a)	130,416
27,115	Forum Energy Technologies, Inc. (a)	458,244
8,304	Helmerich & Payne, Inc.	503,555
45,297	Nabors Industries Ltd.	468,371
14,474	National Oilwell Varco, Inc.	506,156
84,728	Noble Corp. plc	406,694
19,703	Patterson-UTI Energy, Inc.	426,471
26,982	RPC, Inc.	490,263
20,957	Unit Corp. (a)	450,366

		4,922,233

	Oil, Gas & Consumable Fuels — 1.0%
29,867	ARC Resources Ltd., (Canada)	392,086
34,888	CONSOL Energy, Inc. (a)	529,600
24,165	Delek US Holdings, Inc.	581,651
11,596	Halcon Resources Corp. (a)	77,693
40,111	Husky Energy, Inc., (Canada) (a)	463,096

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
17,100	Idemitsu Kosan Co. Ltd., (Japan)	546,720
12,516	International Petroleum Corp., (Canada) (a)	45,501
11,469	Marathon Petroleum Corp.	584,231
602	PrairieSky Royalty Ltd., (Canada)	13,120
3,800	SandRidge Energy, Inc. (a)	69,996
61,100	Showa Shell Sekiyu KK, (Japan)	590,090
1,500	Southwestern Energy Co. (a)	11,265
9,900	Stone Energy Corp. (a)	207,306

		4,112,355

	Total Energy	9,034,588

	Financials — 5.0%
	Banks — 1.1%
7,880	Bank of Montreal, (Canada)	557,988
10,240	Bank of Nova Scotia (The), (Canada)	569,218
18,700	CIT Group, Inc.	865,997
30,280	Old National Bancorp	508,704
13,264	Popular, Inc., (Puerto Rico)	555,894
8,460	Royal Bank of Canada, (Canada)	579,287
10,446	Toronto-Dominion Bank (The), (Canada)	491,518

		4,128,606

	Capital Markets — 0.8%
19,242	IGM Financial, Inc., (Canada)	578,085
54,027	KCG Holdings, Inc., Class A (a)	1,075,137
17,800	Legg Mason, Inc.	665,364
6,000	Virtus Investment Partners, Inc.	638,400

		2,956,986

	Consumer Finance — 0.2%
7,100	Capital One Financial Corp.	570,698
21,155	Navient Corp.	321,556

		892,254

	Diversified Financial Services — 0.2%
16,100	Voya Financial, Inc.	601,818

	Insurance — 2.2%
10,400	American International Group, Inc.	633,464
6,800	Assurant, Inc.	654,432
30,234	Assured Guaranty Ltd.	1,152,822
11,545	Athene Holding Ltd., Class A (a)	615,464
9,267	Axis Capital Holdings Ltd.	610,695
2,356	Everest Re Group Ltd.	593,029
14,397	Industrial Alliance Insurance & Financial Services, Inc., (Canada)	607,394
31,833	Maiden Holdings Ltd.	393,138

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
14,400	MetLife, Inc.	746,064
9,430	Principal Financial Group, Inc.	614,176
5,405	Prudential Financial, Inc.	578,497
3,800	Stewart Information Services Corp.	180,272
12,834	Unum Group	594,599
700	White Mountains Insurance Group Ltd.	601,258

		8,575,304

	Thrifts & Mortgage Finance — 0.5%
17,040	Essent Group Ltd. (a)	630,650
33,499	EverBank Financial Corp.	653,231
32,507	Radian Group, Inc.	548,718

		1,832,599

	Total Financials	18,987,567

	Health Care — 5.9%
	Biotechnology — 0.1%
393	AquaBounty Technologies, Inc. (a)	3,053
3,800	Bioverativ, Inc. (a)	223,478

		226,531

	Health Care Equipment & Supplies — 1.2%
31,092	Ansell Ltd., (Australia)	553,468
2,855	Cooper Cos., Inc. (The)	571,942
26,351	Getinge AB, (Sweden), Class B	514,715
15,264	Halyard Health, Inc. (a)	602,928
8,120	Hill-Rom Holdings, Inc.	614,197
13,430	Hologic, Inc. (a)	606,364
6,173	Masimo Corp. (a)	634,214
2,985	Teleflex, Inc.	617,567

		4,715,395

	Health Care Providers & Services — 2.2%
7,300	AmerisourceBergen Corp.	598,965
3,822	Cigna Corp.	597,646
20,300	Community Health Systems, Inc. (a)	174,783
9,700	DaVita, Inc. (a)	669,397
2,166	Express Scripts Holding Co. (a)	132,863
13,041	HealthSouth Corp.	611,623
9,200	LifePoint Health, Inc. (a)	571,780
4,400	McKesson Corp.	608,476
3,899	Owens & Minor, Inc.	135,100
39,495	VCA, Inc. (a)	3,616,557
3,648	WellCare Health Plans, Inc. (a)	559,640

		8,276,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.6%
11,282	Agilent Technologies, Inc.	621,074
2,877	Bio-Rad Laboratories, Inc., Class A (a)	627,934
10,530	Cambrex Corp. (a)	624,956
9,915	PerkinElmer, Inc.	589,050

		2,463,014

	Pharmaceuticals — 1.8%
116,985	Akorn, Inc. (a)	3,913,149
2,400	Allergan plc	585,264
9,000	Hisamitsu Pharmaceutical Co., Inc., (Japan)	460,747
8,431	Merck & Co., Inc.	525,504
24,500	Mitsubishi Tanabe Pharma Corp., (Japan)	497,665
14,853	Pfizer, Inc.	503,814
57,817	SciClone Pharmaceuticals, Inc. (a)	557,934

		7,044,077

	Total Health Care	22,725,847

	Industrials — 5.8%
	Aerospace & Defense — 0.6%
3,258	Boeing Co. (The)	602,176
39,463	CAE, Inc., (Canada)	602,765
18,965	DigitalGlobe, Inc. (a)	610,673
10,800	Spirit AeroSystems Holdings, Inc., Class A	617,328

		2,432,942

	Airlines — 0.3%
11,099	Delta Air Lines, Inc.	504,339
10,984	Hawaiian Holdings, Inc. (a)	596,431

		1,100,770

	Commercial Services & Supplies — 0.8%
48,306	ACCO Brands Corp. (a)	688,360
16,146	Brady Corp., Class A	628,887
104,948	Downer EDI Ltd., (Australia)	461,177
16,780	Herman Miller, Inc.	555,418
22,557	Quad/Graphics, Inc.	592,347

		2,926,189

	Construction & Engineering — 0.8%
21,400	COMSYS Holdings Corp., (Japan)	407,091
894	EMCOR Group, Inc.	58,771
75,900	Hazama Ando Corp., (Japan)	540,535
9,105	Jacobs Engineering Group, Inc.	500,047
57,000	Kandenko Co. Ltd., (Japan)	566,596
92,700	Penta-Ocean Construction Co. Ltd., (Japan)	469,628
54,300	Tokyu Construction Co. Ltd., (Japan)	442,889

		2,985,557

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 0.9%
8,378	Eaton Corp. plc	633,712
6,817	EnerSys	566,561
90,000	Fuji Electric Co. Ltd., (Japan)	493,315
17,200	Furukawa Electric Co. Ltd., (Japan)	696,286
46,800	Nissin Electric Co. Ltd., (Japan)	553,223
7,662	Regal Beloit Corp.	604,149

		3,547,246

	Machinery — 1.6%
16,318	Allison Transmission Holdings, Inc.	631,180
46,800	Amada Holdings Co. Ltd., (Japan)	556,421
7,798	Crane Co.	623,138
3,855	Cummins, Inc.	581,874
12,268	Greenbrier Cos., Inc. (The)	533,044
7,088	Ingersoll-Rand plc	629,060
59,000	OKUMA Corp., (Japan)	618,843
7,738	Oshkosh Corp.	536,940
3,627	Parker-Hannifin Corp.	583,221
12,075	Timken Co. (The)	582,619
7,200	Trinity Industries, Inc.	193,680

		6,070,020

	Trading Companies & Distributors — 0.8%
14,600	AerCap Holdings NV, (Ireland) (a)	671,746
9,117	Applied Industrial Technologies, Inc.	583,488
6,600	MSC Industrial Direct Co., Inc., Class A	590,898
34,020	NOW, Inc. (a)	578,680
17,626	Rush Enterprises, Inc., Class A (a)	665,382

		3,090,194

	Total Industrials	22,152,918

	Information Technology — 10.8%
	Communications Equipment — 1.7%
285,755	Brocade Communications Systems, Inc.	3,591,940
4,292	Cisco Systems, Inc.	146,228
4,005	F5 Networks, Inc. (a)	517,166
17,332	Finisar Corp. (a)	395,863
6,743	InterDigital, Inc.	606,196
10,099	NETGEAR, Inc. (a)	476,168
10,392	Plantronics, Inc.	567,403

		6,300,964

	Electronic Equipment, Instruments & Components — 1.9%
18,277	Benchmark Electronics, Inc. (a)	579,381
27,796	Corning, Inc.	801,915
11,548	Dolby Laboratories, Inc., Class A	608,926

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
116,514	InvenSense, Inc. (a)	1,498,370
28,000	Japan Aviation Electronics Industry Ltd., (Japan)	382,994
15,335	Orbotech Ltd., (Israel) (a)	504,982
13,409	Sanmina Corp. (a)	499,485
5,219	SYNNEX Corp.	565,896
36,766	TTM Technologies, Inc. (a)	615,095
3,300	V Technology Co. Ltd., (Japan)	506,387
31,974	Vishay Intertechnology, Inc.	522,775

		7,086,206

	Internet Software & Services — 0.5%
566	Alphabet, Inc., Class A (a)	523,278
6,980	j2 Global, Inc.	629,875
12,200	Mixi, Inc., (Japan)	676,786

		1,829,939

	IT Services — 0.8%
2,040	Amdocs Ltd.	124,930
4,800	Blackhawk Network Holdings, Inc. (a)	194,160
12,213	Convergys Corp.	274,915
3,565	DXC Technology Co. (a)	268,587
3,421	International Business Machines Corp.	548,352
34,233	NeuStar, Inc., Class A (a)	1,136,535
22,100	TIS, Inc., (Japan)	557,048
6,130	Western Union Co. (The)	121,742

		3,226,269

	Semiconductors & Semiconductor Equipment — 3.3%
7,092	Analog Devices, Inc.	540,410
15,750	Applied Materials, Inc.	639,607
10,456	Cabot Microelectronics Corp.	819,228
3,606	Intel Corp.	130,357
28,440	Kulicke & Soffa Industries, Inc., (Singapore) (a)	634,781
5,013	Lam Research Corp.	726,133
111,243	Lattice Semiconductor Corp. (a)	763,127
33,969	Marvell Technology Group Ltd., (Bermuda)	510,214
8,535	Microchip Technology, Inc.	645,075
31,725	NXP Semiconductors NV, (Netherlands) (a)	3,354,919
9,193	Qorvo, Inc. (a)	625,400
18,416	Semtech Corp. (a)	628,906
7,352	Silicon Laboratories, Inc. (a)	523,095
6,430	Teradyne, Inc.	226,786
7,601	Texas Instruments, Inc.	601,847

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
12,500	Ulvac, Inc., (Japan)	586,850
16,803	XPERI Corp.	564,581

		12,521,316

	Software — 2.3%
6,927	Citrix Systems, Inc. (a)	560,671
63,000	COLOPL, Inc., (Japan)	581,707
12,100	Konami Holdings Corp., (Japan)	503,691
60,912	Mobileye NV (a)	3,771,671
17,400	Nexon Co. Ltd., (Japan)	296,137
14,926	Open Text Corp., (Canada)	517,525
3,228	Oracle Corp.	145,131
25,034	Progress Software Corp.	744,010
8,524	Synopsys, Inc. (a)	628,219
12,949	VMware, Inc., Class A (a)	1,218,760

		8,967,522

	Technology Hardware, Storage & Peripherals — 0.3%
41,500	Hewlett Packard Enterprise Co.	773,145
12,992	NCR Corp. (a)	535,920

		1,309,065

	Total Information Technology	41,241,281

	Materials — 7.3%
	Chemicals — 4.2%
9,373	Cabot Corp.	564,161
18,800	Hitachi Chemical Co. Ltd., (Japan)	538,416
81,745	Huntsman Corp.	2,024,824
9,993	Innophos Holdings, Inc.	479,064
39,200	Kuraray Co. Ltd., (Japan)	632,654
26,600	Mitsubishi Gas Chemical Co., Inc., (Japan)	568,792
14,715	Monsanto Co.	1,715,916
5,534	Stepan Co.	469,283
8,133	Syngenta AG, (Switzerland) (a)	3,770,771
27,800	Teijin Ltd., (Japan)	538,635
67,000	Tosoh Corp., (Japan)	629,706
240,000	Ube Industries Ltd., (Japan)	557,943
30,548	Valspar Corp. (The)	3,434,817

		15,924,982

	Construction Materials — 0.5%
191,441	CSR Ltd., (Australia)	701,994
56,347	Headwaters, Inc. (a)	1,338,805

		2,040,799

	Containers & Packaging — 0.7%
10,634	Greif, Inc., Class A	623,365

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — continued
15,534	Multi Packaging Solutions International Ltd. (a)	278,835
6,297	Packaging Corp. of America	622,018
14,900	Sealed Air Corp.	655,898
11,167	WestRock Co.	598,104

		2,778,220

	Metals & Mining — 1.9%
62,558	BlueScope Steel Ltd., (Australia)	546,566
70,332	Cliffs Natural Resources, Inc. (a)	472,631
30,560	Commercial Metals Co.	569,638
106,376	Fortescue Metals Group Ltd., (Australia)	421,638
6,700	Nisshin Steel Co. Ltd., (Japan)	81,827
10,293	Nucor Corp.	631,270
196,410	Regis Resources Ltd., (Australia)	487,795
15,308	Steel Dynamics, Inc.	553,231
133,076	Stillwater Mining Co. (a)	2,392,706
70,278	Westgold Resources Ltd., (Australia) (a)	102,779
11,559	Worthington Industries, Inc.	502,817
17,400	Yamato Kogyo Co. Ltd., (Japan)	435,214

		7,198,112

	Total Materials	27,942,113

	Real Estate — 0.5%
	Real Estate Management & Development — 0.5%
5,300	CBRE Group, Inc., Class A (a)	189,793
35,817	First Capital Realty, Inc., (Canada)	520,574
32,713	Forestar Group, Inc. (a)	462,889
18,932	HFF, Inc., Class A	594,465

	Total Real Estate	1,767,721

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.5%
1,237	ATN International, Inc.	85,588
9,310	Straight Path Communications, Inc., Class B (a)	1,199,686
79,987	Vonage Holdings Corp. (a)	536,713

		1,821,987

	Wireless Telecommunication Services — 0.2%
17,000	KDDI Corp., (Japan)	450,739
19,700	NTT DOCOMO, Inc., (Japan)	476,683

		927,422

	Total Telecommunication Services	2,749,409

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 1.7%
	Electric Utilities — 0.3%
8,558	ALLETE, Inc.	598,290
17,402	Hawaiian Electric Industries, Inc.	583,315

		1,181,605

	Gas Utilities — 1.0%
141,000	Osaka Gas Co. Ltd., (Japan)	527,795
12,188	UGI Corp.	611,350
31,614	WGL Holdings, Inc.	2,606,891

		3,746,036

	Independent Power & Renewable Electricity Producers — 0.4%
51,564	AES Corp.	583,189
33,174	NRG Yield, Inc., Class C	587,180
10,090	Ormat Technologies, Inc.	595,915

		1,766,284

	Total Utilities	6,693,925

	Total Common Stocks (Cost $194,131,931)	207,225,010

Convertible Preferred Stocks — 1.7%
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
7,617	Hess Corp., 8.000%, 02/01/19 ($50 par value)	454,354
10,323	Kinder Morgan, Inc., Series A, 9.750%, 10/26/18 ($49 par value)	475,374
15,459	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	285,683

	Total Energy	1,215,411

	Financials — 0.3%
	Banks — 0.3%
359	Bank of America Corp., Series L, 7.250% ($1,000 par value)	435,618
360	Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	457,200

	Total Financials	892,818

	Health Care — 0.3%
	Health Care Providers & Services — 0.1%
8,965	Anthem, Inc., 5.250%, 05/01/18 ($50 par value)	460,622

	Pharmaceuticals — 0.2%
875	Allergan plc, Series A, 5.500%, 03/01/18 ($1,000 par value)	757,557

	Total Health Care	1,218,179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 0.1%
	Aerospace & Defense — 0.1%
6,716	Arconic, Inc., 5.375%, 10/01/17 ($50 par value)	285,161

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
4,750	Welltower, Inc., Series I, 6.500% ($50 par value)	300,247

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.1%
6,800	Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value)	301,512

	Wireless Telecommunication Services — 0.2%
8,800	T-Mobile US, Inc., 5.500%, 12/15/17 ($50 par value)	965,536

	Total Telecommunication Services	1,267,048

	Utilities — 0.3%
	Electric Utilities — 0.2%
10,125	Exelon Corp., 6.500%, 06/01/17 ($50 par value)	500,074
6,900	NextEra Energy, Inc., 6.371%, 09/01/18 ($50 par value)	425,523

		925,597

	Multi-Utilities — 0.1%
3,750	Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	188,850

	Total Utilities	1,114,447

	Total Convertible Preferred Stocks (Cost $6,417,403)	6,293,311

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Food Products — 0.1%
6,279	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value) (Cost $314,911)	435,449

PRINCIPAL AMOUNT($)
Convertible Bonds — 6.5%
	Consumer Discretionary — 0.7%
	Internet & Direct Marketing Retail — 0.4%
	Priceline Group, Inc. (The),
148,000	0.350%, 06/15/20	215,803
150,000	1.000%, 03/15/18	292,312
639,000	Shutterfly, Inc., 0.250%, 05/15/18	645,789

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	Internet & Direct Marketing Retail — continued
538,000	Vipshop Holdings Ltd., (China), 1.500%, 03/15/19	549,433

		1,703,337

	Media — 0.2%
678,000	Liberty Media Corp., 1.375%, 10/15/23	764,021

	Textiles, Apparel & Luxury Goods — 0.1%
194,000	Iconix Brand Group, Inc., 1.500%, 03/15/18	185,027

	Total Consumer Discretionary	2,652,385

	Financials — 0.5%
	Capital Markets — 0.3%
478,000	Jefferies Group LLC, 3.875%, 11/01/29	480,988
706,000	Prospect Capital Corp., 4.750%, 04/15/20	703,352

		1,184,340

	Mortgage Real Estate Investment Trusts (REITs) — 0.2%
	Starwood Property Trust, Inc.,
387,000	4.000%, 01/15/19	441,664
266,000	4.550%, 03/01/18	288,942

		730,606

	Total Financials	1,914,946

	Health Care — 1.8%
	Biotechnology — 0.6%
779,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21	611,515
	BioMarin Pharmaceutical, Inc.,
412,000	0.750%, 10/15/18	485,387
373,000	1.500%, 10/15/20	462,287
661,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/21	689,093

		2,248,282

	Health Care Equipment & Supplies — 0.1%
	Hologic, Inc.,
168,000	SUB, 0.000%, 12/15/43	211,995
174,000	Series 2012, SUB, 2.000%, 03/01/42	253,931

		465,926

	Health Care Providers & Services — 0.6%
133,000	Anthem, Inc., 2.750%, 10/15/42	323,938
652,000	Brookdale Senior Living, Inc., 2.750%, 06/15/18	643,850
408,000	HealthSouth Corp., 2.000%, 12/01/43	534,735
	Molina Healthcare, Inc.,
274,000	1.125%, 01/15/20	369,900
369,000	1.625%, 08/15/44	403,132

		2,275,555

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.2%
593,000	Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20	587,441

	Life Sciences Tools & Services — 0.0% (g)
187,000	Illumina, Inc., 0.500%, 06/15/21	199,272

	Pharmaceuticals — 0.3%
142,000	Impax Laboratories, Inc., 2.000%, 06/15/22	119,724
800,000	Jazz Investments I Ltd., 1.875%, 08/15/21	886,000

		1,005,724

	Total Health Care	6,782,200

	Industrials — 0.1%
	Machinery — 0.1%
465,000	Trinity Industries, Inc., 3.875%, 06/01/36	571,369

	Information Technology — 2.8%
	Communications Equipment — 0.2%
520,000	Brocade Communications Systems, Inc., 1.375%, 01/01/20	526,500
201,000	Ciena Corp., 3.750%, 10/15/18 (e)	257,406

		783,906

	Internet Software & Services — 0.5%
643,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19	640,187
573,000	j2 Global, Inc., 3.250%, 06/15/29	814,376
535,000	Yandex NV, (Russia), 1.125%, 12/15/18	516,610

		1,971,173

	IT Services — 0.2%
414,000	Euronet Worldwide, Inc., 1.500%, 10/01/44	512,842

	Semiconductors & Semiconductor Equipment — 1.2%
	Intel Corp.,
210,000	3.250%, 08/01/39	367,238
221,000	3.479%, 12/15/35	300,974
273,000	Lam Research Corp., 1.250%, 05/15/18	651,446
429,000	Microchip Technology, Inc., 1.625%, 02/15/25	627,144
932,000	Micron Technology, Inc., Series G, 3.000%, 11/15/43	1,006,560
101,000	Novellus Systems, Inc., 2.625%, 05/15/41	432,217
600,000	NXP Semiconductors NV, (Netherlands), 1.000%, 12/01/19	699,375
286,000	Xilinx, Inc., 2.625%, 06/15/17	629,200

		4,714,154

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	Software — 0.7%
440,000	Citrix Systems, Inc., 0.500%, 04/15/19	538,725
236,000	Nuance Communications, Inc., 2.750%, 11/01/31	236,737
478,000	Red Hat, Inc., 0.250%, 10/01/19	628,271
780,000	Rovi Corp., 0.500%, 03/01/20	770,250
541,000	Verint Systems, Inc., 1.500%, 06/01/21	521,051

		2,695,034

	Total Information Technology	10,677,109

	Materials — 0.2%
	Metals & Mining — 0.2%
435,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17	435,000
438,000	Royal Gold, Inc., 2.875%, 06/15/19	465,649

	Total Materials	900,649

	Real Estate — 0.2%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
	Spirit Realty Capital, Inc.,
276,000	2.875%, 05/15/19	277,725
305,000	3.750%, 05/15/21	314,150

	Total Real Estate	591,875

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.2%
	Independent Power & Renewable Electricity Producers — 0.2%
758,000	NRG Yield, Inc., 3.500%, 02/01/19 (e)	769,844

	Total Convertible Bonds (Cost $23,335,937)	24,860,377

NUMBER OF RIGHTS
Right — 0.0%
	Health Care — 0.0%
	Biotechnology — 0.0%
2,982	Chelsea Therapeutics, Inc., (Denmark) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION
Short-Term Investment — 31.0%
	Investment Company — 31.0%
118,754,602	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.620% (b) (l) ^^ (Cost $118,754,602)	118,754,602

	Total Investments — 93.4% (Cost $342,954,784)	357,568,749
	Other Assets in Excess of Liabilities — 6.6%	25,221,029

	NET ASSETS — 100.0%	$382,789,778

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	LME Nickel Futures^	05/15/17	USD	$282,180	$(47,025)
89	LME Primary Aluminum Futures^	05/15/17	USD	4,236,400	(48,025)
18	LME Zinc Futures^	05/15/17	USD	1,176,525	(105,479)
50	CAC 40 Index	05/19/17	EUR	2,841,021	112,822
19	IBEX 35 Index	05/19/17	EUR	2,219,270	79,319
6	Feeder Cattle Futures^	05/25/17	USD	448,650	83,370
72	Euro Bobl	06/08/17	EUR	10,341,727	(5,760)
20	Euro Bund	06/08/17	EUR	3,524,539	9,302
10	TOPIX Index	06/08/17	JPY	1,374,606	(15,634)
26	Lean Hogs Futures^	06/14/17	USD	769,600	(47,117)
613	10 Year Australian Government Bond	06/15/17	AUD	59,542,958	1,690,360
22	SPI 200 Index	06/15/17	AUD	2,432,679	74,660
8	DAX Index	06/16/17	EUR	2,716,099	97,490
33	E-mini S&P 500	06/16/17	USD	3,927,825	36,170

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2017

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
73	Euro STOXX 50 Index	06/16/17	EUR	$2,789,844	$148,139
33	FTSE 100 Index	06/16/17	GBP	3,062,217	(47,032)
16	FTSE MIB Index	06/16/17	EUR	1,767,457	85,013
42	LME Primary Aluminum Futures^	06/19/17	USD	2,002,613	45,455
15	LME Zinc Futures^	06/19/17	USD	982,594	(47,852)
350	10 Year U.S. Treasury Note	06/21/17	USD	44,001,563	561,339
24	Gold 100 OZ Futures^	06/28/17	USD	3,043,920	26,846
16	Long Gilt	06/28/17	GBP	2,658,165	25,701
14	Hang Seng Index	06/29/17	HKD	2,190,269	44,253
95	Live Cattle Futures^	06/30/17	USD	4,712,950	659,850
104	Cotton No. 2 Futures^	07/07/17	USD	4,101,240	46,992
13	Cocoa Futures^	07/14/17	USD	239,330	(35,289)
29	Copper Futures^	07/27/17	USD	1,890,438	(2,827)
5	Silver Futures^	07/27/17	USD	431,550	(15,588)
15	Gold 100 OZ Futures^	08/29/17	USD	1,907,550	24,561
18	Feeder Cattle Futures^	08/31/17	USD	1,392,300	101,922
40	Live Cattle Futures^	08/31/17	USD	1,920,800	279,902
53	Cocoa Futures^	09/14/17	USD	980,500	(141,460)
7	Silver Futures^	09/27/17	USD	606,760	(37,258)
	Short Futures Outstanding
(5)	LME Nickel Futures^	05/15/17	USD	(282,180)	5,709
(46)	LME Primary Aluminum Futures^	05/15/17	USD	(2,189,600)	(53,039)
(7)	WTI Crude Oil Futures^	05/22/17	USD	(345,310)	13,911
(58)	Natural Gas Futures^	05/26/17	USD	(1,900,080)	(63,714)
(259)	Euro Bund	06/08/17	EUR	(45,642,781)	(97,895)
(3)	Euro-Buxl 30-Year Bond	06/08/17	EUR	(552,798)	(3,279)
(66)	10 Year Japanese Government Bond	06/12/17	JPY	(8,941,898)	(56,581)
(174)	Lean Hogs Futures^	06/14/17	USD	(5,150,400)	257,287
(19)	10 Year Australian Government Bond	06/15/17	AUD	(1,845,540)	(56,694)
(60)	3 Year Australian Government Bond	06/15/17	AUD	(5,037,280)	(45,097)
(429)	E-mini S&P 500	06/16/17	USD	(51,061,725)	(419,146)
(5)	LME Zinc Futures^	06/19/17	USD	(327,531)	2,672
(297)	10 Year Canadian Government Bond	06/21/17	CAD	(30,364,690)	(643,452)
(25)	10 Year U.S. Treasury Note	06/21/17	USD	(3,142,969)	(38,547)
(3)	LME Primary Aluminum Futures^	06/21/17	USD	(143,044)	3,647
(12)	U.S. Treasury Long Bond	06/21/17	USD	(1,835,625)	(32,129)
(63)	Long Gilt	06/28/17	GBP	(10,466,524)	(82,342)
(29)	Natural Gas Futures^	06/28/17	USD	(972,370)	(18,427)
(41)	5 Year U.S. Treasury Note	06/30/17	USD	(4,854,656)	(41,610)
(42)	Sugar No. 11 (World Markets) Futures^	06/30/17	USD	(758,755)	13,459
(241)	CBOT Wheat Futures^	07/14/17	USD	(5,208,613)	61,739
(48)	Cocoa Futures^	07/14/17	USD	(883,680)	27,166
(179)	Corn Futures^	07/14/17	USD	(3,280,175)	28,735
(21)	Soybean Futures^	07/14/17	USD	(1,004,063)	3,088
(1)	LME Nickel Futures^	07/17/17	USD	(56,682)	291
(8)	Coffee ‘C’ Futures^	07/19/17	USD	(400,200)	1,738
(80)	CBOT Wheat Futures^	09/14/17	USD	(1,783,000)	28,764
(95)	Corn Futures^	09/14/17	USD	(1,777,688)	22,282

					$2,455,656

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2017 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,845,116	AUD	Citibank, NA	05/23/17	$12,763,096	$12,608,689	$(154,407)
9,140,220	BRL	Goldman Sachs International†	05/23/17	2,894,215	2,863,221	(30,994)
4,614,189	EUR	Goldman Sachs International	05/23/17	4,923,504	5,031,711	108,207
1,453,208	EUR	National Australia Bank	05/23/17	1,556,647	1,584,704	28,057
72,142,074	JPY	HSBC Bank, NA	05/23/17	664,412	647,674	(16,738)
527,991,706	JPY	Royal Bank of Canada	05/23/17	4,862,312	4,740,184	(122,128)
55,600,410	MXN	Merrill Lynch International	05/23/17	2,985,306	2,942,059	(43,247)
162,693,813	RUB	Goldman Sachs International†	05/23/17	2,877,922	2,843,545	(34,377)
53,339,114	SEK	Merrill Lynch International	05/23/17	5,944,020	6,028,927	84,907
10,087,208	TRY	Merrill Lynch International	05/23/17	2,707,013	2,822,455	115,442
36,426,326	ZAR	Goldman Sachs International	05/23/17	2,710,994	2,715,040	4,046
5,846,598	ZAR	Merrill Lynch International	05/23/17	420,482	435,777	15,295
				$45,309,923	$45,263,986	$(45,937)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,607,060	AUD	Citibank, NA	05/23/17	$1,975,300	$1,951,403	$23,897
5,606,666	AUD	HSBC Bank, NA	05/23/17	4,248,709	4,196,629	52,080
12,906,621	CAD	State Street Corp.	05/23/17	9,676,808	9,457,879	218,929
17,266,652	CHF	Citibank, NA	05/23/17	17,239,805	17,377,761	(137,956)
2,568,663	EUR	Goldman Sachs International	05/23/17	2,745,066	2,801,093	(56,027)
1,689,253	GBP	Goldman Sachs International	05/23/17	2,118,585	2,189,271	(70,686)
835,124,880	HUF	Merrill Lynch International	05/23/17	2,846,029	2,906,700	(60,671)
10,130,510	ILS	Citibank, NA	05/23/17	2,772,488	2,799,006	(26,518)
2,504,149,588	JPY	Morgan Stanley	05/23/17	23,056,656	22,481,662	574,994
58,570,254	JPY	Royal Bank of Canada	05/23/17	527,181	525,830	1,351
110,871,474	NOK	Merrill Lynch International	05/23/17	12,980,742	12,916,665	64,077
4,658,918	NZD	Australia and New Zealand Banking Group Ltd.	05/23/17	3,260,120	3,197,058	63,062
12,063,490	PLN	Merrill Lynch International	05/23/17	3,037,492	3,108,935	(71,443)
16,486,251	SEK	Merrill Lynch International	05/23/17	1,837,200	1,863,444	(26,244)
97,480,769	THB	Australia and New Zealand Banking Group Ltd.	05/23/17	2,836,109	2,817,752	18,357
90,003,825	TWD	Merrill Lynch International†	05/23/17	2,960,224	2,981,411	(21,187)
				$94,118,514	$93,572,499	$546,015

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2017

Total Return Basket Swaps* Outstanding at April 30, 2017
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE**
Bank of America NA	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	05/07/18	$(4,178)
Bank of America NA	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	01/26/18	(2,227)
Union Bank Of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in HKD which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/03/19	(2,764)
Union Bank Of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in ZAR which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	03/20/18	(10,942)

			$(20,111)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details
**	This represents the value of the swap subsequent to reset.

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AUD	— Australian Dollar
BRL	— Brazilian Real
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CBOT	— Chicago Board of Trade
CHF	— Swiss Franc
DAX	— Deutscher Aktien Index
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBEX	— Spanish Exchange Index
ILS	— Israeli Shekel
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MIB	— Milan, Italian Stock Exchange
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SPI	— Australian Securities Exchange

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2017.
THB	— Thai Baht
TOPIX	— Tokyo Stock Price Index
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
WTI	— West Texas Intermediate
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of April 30, 2017.
†	— Non-deliverable forward. See Note 2.C.(2) in the notes to consolidated financial statements.
^	— Represents positions held in the Subsidiary.
^^	— A portion of the position is held by the Subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 1.7%
Auto Components — 0.1%
TS Tech Co. Ltd. (Japan)	21,300	558,510	559,544	1,034

Automobiles — 0.1%
Peugeot SA (France) (a)	12,121	253,968	254,124	156

Hotels, Restaurants & Leisure — 0.3%
GVC Holdings plc (Isle of Man)	65,562	634,322	634,322	—
Ladbrokes Coral Group plc (United Kingdom)	95,534	161,970	161,970	—
William Hill plc (United Kingdom)	40,526	154,056	153,976	(80)

	201,622	950,348	950,268	(80)

Household Durables — 0.5%
Barratt Developments plc (United Kingdom)	98,276	737,629	737,425	(204)
Crest Nicholson Holdings plc (United Kingdom)	85,380	667,375	667,842	467
Persimmon plc (United Kingdom)	22,030	664,825	664,714	(111)

	205,686	2,069,829	2,069,981	152

Media — 0.2%
Informa plc (United Kingdom)	14,593	121,343	121,336	(7)
Mediaset Espana Comunicacion SA (Spain) (a)	46,403	639,670	639,274	(396)

	60,996	761,013	760,610	(403)

Specialty Retail — 0.3%
Kingfisher plc (United Kingdom)	142,804	631,267	631,757	490
K’s Holdings Corp. (Japan)	31,200	600,350	600,179	(171)

	174,004	1,231,617	1,231,936	319

Textiles, Apparel & Luxury Goods — 0.2%
Burberry Group plc (United Kingdom)	30,456	636,668	636,478	(190)

Total Consumer Discretionary	706,185	6,461,953	6,462,941	988

Consumer Staples — 0.5%
Beverages — 0.3%
Coca-Cola HBC AG (Switzerland) (a)	23,671	656,709	656,706	(3)
Diageo plc (United Kingdom)	20,171	586,909	587,121	212

	43,842	1,243,618	1,243,827	209

Food & Staples Retailing — 0.2%
FamilyMart UNY Holdings Co. Ltd. (Japan)	9,400	531,240	531,353	113

Total Consumer Staples	53,242	1,774,858	1,775,180	322

Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Woodside Petroleum Ltd. (Australia)	23,487	565,952	565,367	(585)

Financials — 0.2%
Banks — 0.2%
Resona Holdings, Inc. (Japan)	103,200	573,791	573,708	(83)

Health Care — 0.5%
Pharmaceuticals — 0.5%
Astellas Pharma, Inc. (Japan)	39,600	521,487	522,210	723
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,800	92,038	92,149	111
Kaken Pharmaceutical Co. Ltd. (Japan)	10,300	610,747	611,753	1,006
Recordati SpA (Italy)	17,366	643,360	643,360	—
Roche Holding AG (Switzerland)	488	127,763	127,845	82

Total Health Care	69,554	1,995,395	1,997,317	1,922

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Industrials — 0.7%
Commercial Services & Supplies — 0.0% (g)
Downer EDI Ltd. (Australia)	29,181	128,482	128,231	(251)

Construction & Engineering — 0.0% (g)
Tokyu Construction Co. Ltd. (Japan)	14,300	116,606	116,636	30

Electrical Equipment — 0.2%
Schneider Electric SE (France)	7,462	589,306	591,033	1,727

Professional Services — 0.3%
Experian plc (United Kingdom)	28,390	610,026	610,748	722
RELX plc (United Kingdom)	28,462	577,290	577,059	(231)

	56,852	1,187,316	1,187,807	491

Trading Companies & Distributors — 0.2%
Sumitomo Corp. (Japan)	42,800	571,499	571,951	452

Total Industrials	150,595	2,593,209	2,595,658	2,449

Information Technology — 0.4%
Electronic Equipment, Instruments & Components — 0.2%
Japan Aviation Electronics Industry Ltd. (Japan)	13,000	177,726	177,819	93
Spectris plc (United Kingdom)	17,632	630,300	630,300	—

	30,632	808,026	808,119	93

Internet Software & Services — 0.2%
Moneysupermarket.com Group plc (United Kingdom)	139,074	623,065	623,021	(44)

Total Information Technology	169,706	1,431,091	1,431,140	49

Materials — 0.9%
Chemicals — 0.3%
Covestro AG (Germany) (e)	7,169	558,826	558,691	(135)
Mitsui Chemicals, Inc. (Japan)	121,000	618,704	619,120	416

	128,169	1,177,530	1,177,811	281

Metals & Mining — 0.6%
Mitsui Mining & Smelting Co. Ltd. (Japan)	173,000	583,521	583,727	206
Rio Tinto plc (United Kingdom)	12,484	495,103	492,497	(2,606)
South32 Ltd. (Australia)	270,484	563,057	560,523	(2,534)
Vedanta Resources plc (India)	57,489	514,889	514,515	(374)

	513,457	2,156,570	2,151,262	(5,308)

Total Materials	641,626	3,334,100	3,329,073	(5,027)

Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Swiss Prime Site AG (Registered) (Switzerland) (a)	5,989	519,147	519,208	61

Telecommunication Services — 0.0% (g)
Wireless Telecommunication Services — 0.0% (g)
KDDI Corp. (Japan)	4,700	124,610	124,616	6

Utilities — 0.6%
Electric Utilities — 0.5%
Enel SpA (Italy)	117,863	560,286	560,343	57
Kansai Electric Power Co., Inc. (The) (Japan)	51,100	690,807	690,574	(233)
SSE plc (United Kingdom)	31,111	560,503	560,445	(58)

	200,074	1,811,596	1,811,362	(234)

Multi-Utilities — 0.1%
Centrica plc (United Kingdom)	173,041	443,539	443,409	(130)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Multi-Utilities — continued
National Grid plc (United Kingdom)	12,917	167,301	167,253	(48)

	185,958	610,840	610,662	(178)

Total Utilities	386,032	2,422,436	2,422,024	(412)

Total Long Positions of Total Return Basket Swap	2,314,316	21,796,542	21,796,232	(310)

Short Positions

Common Stocks
Consumer Discretionary — 4.5%
Auto Components — 0.1%
Visteon Corp. (a)	5,378	553,665	553,665	—

Distributors — 0.2%
Core-Mark Holding Co., Inc.	16,918	592,468	592,468	—

Hotels, Restaurants & Leisure — 1.0%
Buffalo Wild Wings, Inc. (a)	541	85,235	85,235	—
Chipotle Mexican Grill, Inc. (a)	530	251,469	251,469	—
ClubCorp Holdings, Inc.	9,617	129,349	129,349	—
Domino’s Pizza Enterprises Ltd. (Australia)	2,544	116,430	116,337	93
Greene King plc (United Kingdom)	59,551	579,250	579,523	(273)
Merlin Entertainments plc (United Kingdom) (e)	22,032	144,249	144,206	43
MGM Resorts International	18,714	574,707	574,707	—
NH Hotel Group SA (Spain) (a)	22,734	117,754	117,583	171
Norwegian Cruise Line Holdings Ltd. (a)	10,116	545,556	545,556	—
Red Robin Gourmet Burgers, Inc. (a)	8,879	521,641	521,641	—
Resorttrust, Inc. (Japan)	12,300	211,629	211,715	(86)
Star Entertainment Grp Ltd. (The) (Australia)	112,513	469,271	468,643	628
Whitbread plc (United Kingdom)	3,392	177,270	177,222	48

	283,463	3,923,810	3,923,186	624

Household Durables — 0.3%
Meritage Homes Corp. (a)	13,710	534,005	534,005	—
TomTom NV (Netherlands) (a)	54,672	555,879	555,862	17

	68,382	1,089,884	1,089,867	17

Internet & Direct Marketing Retail — 0.3%
Groupon, Inc. (a)	134,862	528,659	528,659	—
Netflix, Inc. (a)	3,534	537,875	537,875	—
Rakuten, Inc. (Japan)	11,000	112,590	112,685	(95)
TripAdvisor, Inc. (a)	6,025	271,185	271,185	—

	155,421	1,450,309	1,450,404	(95)

Leisure Products — 0.3%
Mattel, Inc.	20,145	451,651	451,651	—
Polaris Industries, Inc.	5,986	510,366	510,366	—

	26,131	962,017	962,017	—

Media — 0.7%
Axel Springer SE (Germany)	9,651	541,516	541,491	25
Dentsu, Inc. (Japan)	9,100	512,653	513,669	(1,016)
JCDecaux SA (France)	17,085	602,707	603,093	(386)
Lions Gate Entertainment Corp., Class A	19,640	513,979	513,979	—
REA Group Ltd. (Australia)	12,198	561,641	560,186	1,455

	67,674	2,732,496	2,732,418	78

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Multiline Retail — 0.5%
B&M European Value Retail SA (Luxembourg)	40,082	174,951	174,916	35
Dollar Tree, Inc. (a)	6,242	516,650	516,650	—
Don Quijote Holdings Co. Ltd. (Japan)	14,200	517,811	517,362	449
Marui Group Co. Ltd. (Japan)	31,800	435,316	435,512	(196)
Next plc (United Kingdom)	4,273	238,256	238,193	63

	96,597	1,882,984	1,882,633	351

Specialty Retail — 0.6%
CarMax, Inc. (a)	7,405	433,193	433,193	—
Fast Retailing Co. Ltd. (Japan)	1,500	489,257	489,927	(670)
L Brands, Inc.	11,144	588,515	588,515	—
Murphy USA, Inc. (a)	7,434	517,183	517,183	—
RH (a)	6,033	289,403	289,403	—

	33,516	2,317,551	2,318,221	(670)

Textiles, Apparel & Luxury Goods — 0.5%
G-III Apparel Group Ltd. (a)	9,655	228,823	228,823	—
Hanesbrands, Inc.	21,944	478,599	478,599	—
NIKE, Inc., Class B	9,345	517,806	517,806	—
Skechers U.S.A., Inc., Class A (a)	21,214	535,654	535,654	—

	62,158	1,760,882	1,760,882	—

Total Consumer Discretionary	815,638	17,266,066	17,265,761	305

Consumer Staples — 2.9%
Beverages — 0.8%
Anheuser-Busch InBev SA/NV (Belgium)	1,344	151,379	151,563	(184)
Britvic plc (United Kingdom)	69,183	595,879	595,236	643
Brown-Forman Corp., Class B	2,314	109,498	109,498	—
Coca-Cola Bottling Co. Consolidated	2,794	591,937	591,937	—
Heineken NV (Netherlands)	6,080	542,088	542,295	(207)
Remy Cointreau SA (France)	5,514	556,313	556,235	78
Suntory Beverage & Food Ltd. (Japan)	10,200	456,129	459,555	(3,426)

	97,429	3,003,223	3,006,319	(3,096)

Food & Staples Retailing — 0.5%
Aeon Co. Ltd. (Japan)	34,000	504,319	503,910	409
Carrefour SA (France)	20,059	472,512	472,415	97
Casey’s General Stores, Inc.	3,866	433,263	433,263	—
Sugi Holdings Co. Ltd. (Japan)	9,400	466,311	465,822	489
Woolworths Ltd. (Australia)	151	3,039	3,035	4

	67,476	1,879,444	1,878,445	999

Food Products — 0.9%
Associated British Foods plc (United Kingdom)	15,078	548,766	548,976	(210)
Calbee, Inc. (Japan)	3,300	115,156	115,373	(217)
Chocoladefabriken Lindt & Spruengli AG (Registered) (Switzerland)	8	531,538	531,853	(315)
Ezaki Glico Co. Ltd. (Japan)	10,300	542,373	542,787	(414)
Kewpie Corp. (Japan)	5,200	132,198	132,315	(117)
Nissin Foods Holdings Co. Ltd. (Japan)	8,400	480,753	481,001	(248)
Pilgrim’s Pride Corp.	24,214	628,595	628,595	—
Viscofan SA (Spain)	10,122	605,763	605,010	753

	76,622	3,585,142	3,585,910	(768)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Household Products — 0.1%
Clorox Co. (The)	3,785	506,017	506,017	—

Personal Products — 0.6%
Avon Products, Inc. (a)	116,860	566,771	566,771	—
Coty, Inc., Class A	29,339	523,701	523,701	—
Edgewell Personal Care Co. (a)	1,349	96,440	96,440	—
elf Beauty, Inc. (a)	17,107	466,166	466,166	—
Shiseido Co. Ltd. (Japan)	19,300	522,169	522,848	(679)

	183,955	2,175,247	2,175,926	(679)

Total Consumer Staples	429,267	11,149,073	11,152,617	(3,544)

Energy — 1.9%
Energy Equipment & Services — 0.3%
Precision Drilling Corp. (Canada) (a)	112,037	445,669	445,669	—
Vallourec SA (France) (a)	70,796	453,609	452,843	766

	182,833	899,278	898,512	766

Oil, Gas & Consumable Fuels — 1.6%
Antero Resources Corp. (a)	20,135	426,661	426,661	—
Carrizo Oil & Gas, Inc. (a)	18,316	460,647	460,647	—
Chesapeake Energy Corp. (a)	74,752	393,196	393,196	—
EQT Corp.	2,062	119,885	119,885	—
Extraction Oil & Gas, Inc. (a)	28,141	440,407	440,407	—
Gulfport Energy Corp. (a)	14,952	237,438	237,438	—
Hess Corp.	11,086	541,329	541,329	—
Inpex Corp. (Japan)	50,400	483,088	482,953	135
Matador Resources Co. (a)	22,312	483,724	483,724	—
MEG Energy Corp. (Canada) (a)	18,346	83,058	83,058	—
Oasis Petroleum, Inc. (a)	30,575	365,066	365,066	—
Occidental Petroleum Corp.	8,204	504,874	504,874	—
Parsley Energy, Inc., Class A (a)	16,126	480,394	480,394	—
PDC Energy, Inc. (a)	1,803	99,580	99,580	—
QEP Resources, Inc. (a)	40,912	483,171	483,171	—
Rice Energy, Inc. (a)	7,175	152,756	152,756	—
Seven Generations Energy Ltd. (Canada), Class A (a)	6,006	106,344	106,344	—
SM Energy Co.	10,395	234,823	234,823	—
Tullow Oil plc (United Kingdom) (a)	44,937	122,166	121,914	252

	426,635	6,218,607	6,218,220	387

Total Energy	609,468	7,117,885	7,116,732	1,153

Financials — 1.6%
Banks — 0.4%
Banco de Sabadell SA (Spain)	295,041	567,572	567,483	89
Royal Bank of Scotland Group plc (United Kingdom) (a)	57,533	197,767	197,522	245
Seven Bank Ltd. (Japan)	30,600	102,663	102,775	(112)
UniCredit SpA (Italy) (a)	34,394	559,733	560,020	(287)

	417,568	1,427,735	1,427,800	(65)

Capital Markets — 0.8%
Azimut Holding SpA (Italy)	24,604	480,276	479,944	332
Deutsche Bank AG (Registered) (Germany) (a)	30,899	556,371	555,589	782
Hargreaves Lansdown plc (United Kingdom)	31,737	566,438	566,600	(162)
Interactive Brokers Group, Inc., Class A	12,548	437,047	437,047	—
London Stock Exchange Group plc (United Kingdom)	12,963	567,995	567,993	2

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Capital Markets — continued
NEX Group plc (United Kingdom)	40,808	325,320	325,320	—
TP ICAP plc (United Kingdom)	33,350	197,876	197,876	—

	186,909	3,131,323	3,130,369	954

Consumer Finance — 0.1%
Aiful Corp. (Japan) (a)	29,400	88,616	88,661	(45)
LendingClub Corp. (a)	44,112	258,055	258,055	—

	73,512	346,671	346,716	(45)

Diversified Financial Services — 0.0% (g)
Element Fleet Management Corp. (Canada)	12,446	109,320	109,320	—

Insurance — 0.3%
Markel Corp. (a)	525	509,040	509,040	—
Sony Financial Holdings, Inc. (Japan)	27,900	463,519	464,053	(534)

	28,425	972,559	973,093	(534)

Thrifts & Mortgage Finance — 0.0% (g)
PHH Corp. (a)	9,038	116,590	116,590	—

Total Financials	727,898	6,104,198	6,103,888	310

Health Care — 1.6%
Health Care Equipment & Supplies — 0.5%
DexCom, Inc. (a)	3,359	261,868	261,868	—
Glaukos Corp. (a)	10,932	519,598	519,598	—
Insulet Corp. (a)	2,940	127,625	127,625	—
Penumbra, Inc. (a)	6,865	586,614	586,614	—
Spectranetics Corp. (The) (a)	19,997	571,914	571,914	—

	44,093	2,067,619	2,067,619	—

Health Care Providers & Services — 0.4%
Acadia Healthcare Co., Inc. (a)	12,297	535,903	535,903	—
Diplomat Pharmacy, Inc. (a)	24,203	377,567	377,567	—
Healthscope Ltd. (Australia)	66,279	109,682	109,463	219
Tenet Healthcare Corp. (a)	29,702	465,430	465,430	—

	132,481	1,488,582	1,488,363	219

Health Care Technology — 0.1%
athenahealth, Inc. (a)	4,468	437,909	437,909	—

Life Sciences Tools & Services — 0.2%
Eurofins Scientific SE (Luxembourg)	1,140	561,419	561,481	(62)

Pharmaceuticals — 0.4%
Dermira, Inc. (a)	14,168	482,562	482,562	—
Medicines Co. (The) (a)	2,953	145,642	145,642	—
Nektar Therapeutics (a)	11,687	221,702	221,702	—
Ono Pharmaceutical Co. Ltd. (Japan)	24,900	513,077	513,606	(529)
Pacira Pharmaceuticals, Inc. (a)	2,240	108,752	108,752	—
TherapeuticsMD, Inc. (a)	15,875	80,963	80,963	—

	71,823	1,552,698	1,553,227	(529)

Total Health Care	254,005	6,108,227	6,108,599	(372)

Industrials — 5.9%
Aerospace & Defense — 0.6%
Bombardier, Inc. (Canada), Class B (a)	67,162	103,814	103,814	—
Cobham plc (United Kingdom)	257,682	442,218	442,218	—
Cubic Corp.	9,581	497,254	497,254	—
Mercury Systems, Inc. (a)	14,591	545,412	545,412	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Aerospace & Defense — continued
Rolls-Royce Holdings plc (United Kingdom) (a)	17,060	179,420	179,326	94
Rolls-Royce Holdings plc (United Kingdom), Class C (a)	1,211,260	1,569	1,569	—
TransDigm Group, Inc.	1,968	485,565	485,565	—

	1,579,304	2,255,252	2,255,158	94

Air Freight & Logistics — 0.2%
Bollore SA (France)	124,926	508,266	508,315	(49)
Yamato Holdings Co. Ltd. (Japan)	5,000	108,029	108,045	(16)

	129,926	616,295	616,360	(65)

Airlines — 0.3%
American Airlines Group, Inc.	12,333	525,632	525,632	—
easyJet plc (United Kingdom)	41,817	632,605	632,539	66

	54,150	1,158,237	1,158,171	66

Building Products — 0.1%
Armstrong World Industries, Inc. (a)	2,543	118,885	118,885	—
Nippon Sheet Glass Co. Ltd. (Japan) (a)	14,600	113,552	113,590	(38)

	17,143	232,437	232,475	(38)

Commercial Services & Supplies — 0.8%
Brambles Ltd. (Australia)	19,648	152,126	152,038	88
Clean Harbors, Inc. (a)	9,361	543,968	543,968	—
Healthcare Services Group, Inc.	12,176	559,000	559,000	—
Serco Group plc (United Kingdom) (a)	361,096	540,651	540,370	281
Sohgo Security Services Co. Ltd. (Japan)	12,600	549,890	550,094	(204)
Stericycle, Inc. (a)	2,690	229,565	229,565	—
Team, Inc. (a)	19,273	518,444	518,444	—

	436,844	3,093,644	3,093,479	165

Construction & Engineering — 0.4%
Ferrovial SA (Spain)	26,562	565,224	565,042	182
Primoris Services Corp.	21,450	492,707	492,707	—
SNC-Lavalin Group, Inc. (Canada)	13,259	533,255	533,255	—

	61,271	1,591,186	1,591,004	182

Electrical Equipment — 0.4%
Acuity Brands, Inc.	2,341	412,250	412,250	—
Melrose Industries plc (United Kingdom)	184,959	566,557	566,557	—
OSRAM Licht AG (Germany)	8,207	549,713	549,782	(69)

	195,507	1,528,520	1,528,589	(69)

Industrial Conglomerates — 0.1%
Roper Technologies, Inc.	2,456	537,127	537,127	—

Machinery — 0.9%
CIRCOR International, Inc.	7,608	507,530	507,530	—
EnPro Industries, Inc.	7,334	518,147	518,147	—
FANUC Corp. (Japan)	2,700	548,719	549,709	(990)
GEA Group AG (Germany)	11,666	496,112	495,950	162
Kone OYJ (Finland), Class B	11,702	536,138	535,628	510
Proto Labs, Inc. (a)	4,716	273,528	273,528	—
WELBILT, Inc. (a)	27,029	554,095	554,095	—

	72,755	3,434,269	3,434,587	(318)

Marine — 0.1%
Matson, Inc.	15,200	481,840	481,840	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Professional Services — 0.6%
Advisory Board Co. (The) (a)	10,377	530,265	530,265	—
Bureau Veritas SA (France)	24,548	568,629	568,786	(157)
Capita plc (United Kingdom)	76,742	552,643	553,135	(492)
SGS SA (Registered) (Switzerland)	243	546,811	547,190	(379)

	111,910	2,198,348	2,199,376	(1,028)

Road & Rail — 0.7%
AMERCO	1,373	514,134	514,134	—
Avis Budget Group, Inc. (a)	18,246	556,503	556,503	—
Hertz Global Holdings, Inc. (a)	20,862	344,014	344,014	—
Keio Corp. (Japan)	14,000	112,025	112,118	(93)
Kintetsu Group Holdings Co. Ltd. (Japan)	128,000	467,333	467,429	(96)
Odakyu Electric Railway Co. Ltd. (Japan)	6,400	124,125	124,242	(117)
Werner Enterprises, Inc.	16,442	448,867	448,867	—

	205,323	2,567,001	2,567,307	(306)

Trading Companies & Distributors — 0.5%
Beacon Roofing Supply, Inc. (a)	10,591	524,996	524,996	—
GMS, Inc. (a)	11,400	412,224	412,224	—
Herc Holdings, Inc. (a)	10,213	464,385	464,385	—
MISUMI Group, Inc. (Japan)	5,800	109,835	109,881	(46)
SiteOne Landscape Supply, Inc. (a)	10,742	513,575	513,575	—

	48,746	2,025,015	2,025,061	(46)

Transportation Infrastructure — 0.2%
Aeroports de Paris (France)	4,544	606,100	606,100	—
Groupe Eurotunnel SE (Registered) (France)	12,351	135,683	135,685	(2)
Mitsubishi Logistics Corp. (Japan)	9,000	116,260	116,438	(178)

	25,895	858,043	858,223	(180)

Total Industrials	2,956,430	22,577,214	22,578,757	(1,543)

Information Technology — 3.9%
Communications Equipment — 0.4%
EchoStar Corp., Class A (a)	8,818	507,564	507,564	—
Infinera Corp. (a)	51,166	507,567	507,567	—
Nokia OYJ (Finland)	47,570	272,044	271,950	94
ViaSat, Inc. (a)	3,525	225,706	225,706	—

	111,079	1,512,881	1,512,787	94

Internet Software & Services — 1.2%
2U, Inc. (a)	4,775	216,785	216,785	—
Benefitfocus, Inc. (a)	9,038	284,697	284,697	—
Box, Inc., Class A (a)	31,534	543,646	543,646	—
Cornerstone OnDemand, Inc. (a)	13,557	532,519	532,519	—
CoStar Group, Inc. (a)	791	190,544	190,544	—
GMO internet, Inc. (Japan)	12,600	149,537	149,560	(23)
New Relic, Inc. (a)	4,121	164,758	164,758	—
Pandora Media, Inc. (a)	13,434	145,759	145,759	—
Q2 Holdings, Inc. (a)	14,697	560,691	560,691	—
Quotient Technology, Inc. (a)	55,095	600,536	600,536	—
Stamps.com, Inc. (a)	3,851	408,784	408,784	—
WebMD Health Corp. (a)	5,939	322,072	322,072	—
Zillow Group, Inc., Class C (a)	15,341	598,299	598,299	—

	184,773	4,718,627	4,718,650	(23)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
IT Services — 0.5%
CSRA, Inc.	16,333	474,964	474,964	—
InterXion Holding NV (Netherlands) (a)	3,524	146,810	146,810	—
Syntel, Inc.	30,929	544,660	544,660	—
Wirecard AG (Germany)	9,014	532,285	533,002	(717)
Worldpay Group plc (United Kingdom) (e)	41,614	161,695	161,610	85

	101,414	1,860,414	1,861,046	(632)

Semiconductors & Semiconductor Equipment — 0.4%
ams AG (Austria)	9,467	608,932	609,045	(113)
Cavium, Inc. (a)	7,355	506,392	506,392	—
First Solar, Inc. (a)	19,367	572,295	572,295	—

	36,189	1,687,619	1,687,732	(113)

Software — 1.2%
FireEye, Inc. (a)	24,873	311,161	311,161	—
Globant SA (a)	6,269	237,532	237,532	—
Guidewire Software, Inc. (a)	8,978	552,057	552,057	—
HubSpot, Inc. (a)	2,262	151,667	151,667	—
Imperva, Inc. (a)	6,404	284,658	284,658	—
Nintendo Co. Ltd. (Japan)	1,200	301,898	303,679	(1,781)
Paylocity Holding Corp. (a)	13,381	527,747	527,747	—
Pegasystems, Inc.	12,378	563,818	563,818	—
RingCentral, Inc., Class A (a)	5,937	189,687	189,687	—
salesforce.com, Inc. (a)	5,578	480,377	480,377	—
Splunk, Inc. (a)	1,983	127,527	127,527	—
Tableau Software, Inc., Class A (a)	4,624	248,216	248,216	—
Workday, Inc., Class A (a)	1,569	137,131	137,131	—
Zendesk, Inc. (a)	9,211	264,816	264,816	—

	104,647	4,378,292	4,380,073	(1,781)

Technology Hardware, Storage & Peripherals — 0.2%
Pure Storage, Inc., Class A (a)	13,055	138,514	138,514	—
Ricoh Co. Ltd. (Japan)	62,800	522,793	523,463	(670)
Stratasys Ltd. (a)	5,226	129,396	129,396	—

	81,081	790,703	791,373	(670)

Total Information Technology	619,183	14,948,536	14,951,661	(3,125)

Materials — 3.6%
Chemicals — 1.3%
Air Liquide SA (France)	4,071	490,460	490,499	(39)
CF Industries Holdings, Inc.	18,114	484,368	484,368	—
Clariant AG (Registered) (Switzerland) (a)	27,417	555,229	555,242	(13)
DuluxGroup Ltd. (Australia)	103,236	523,342	522,715	627
Essentra plc (United Kingdom)	90,967	637,998	637,998	—
Ferro Corp. (a)	31,951	572,562	572,562	—
Incitec Pivot Ltd. (Australia)	185,286	525,833	524,944	889
Symrise AG (Germany)	7,839	548,803	548,796	7
Umicore SA (Belgium)	9,034	528,940	529,277	(337)
WR Grace & Co.	1,777	123,892	123,892	—

	479,692	4,991,427	4,990,293	1,134

Construction Materials — 0.3%
Boral Ltd. (Australia)	125,000	576,575	576,193	382
Vulcan Materials Co.	4,378	529,213	529,213	—

	129,378	1,105,788	1,105,406	382

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Containers & Packaging — 0.5%
Amcor Ltd. (Australia)	45,039	529,823	529,581	242
Ball Corp.	7,023	539,998	539,998	—
Huhtamaki OYJ (Finland)	13,324	516,402	516,472	(70)
Toyo Seikan Group Holdings Ltd. (Japan)	31,400	525,329	526,608	(1,279)

	96,786	2,111,552	2,112,659	(1,107)

Metals & Mining — 1.5%
Century Aluminum Co. (a)	41,756	569,552	569,552	—
Compass Minerals International, Inc.	6,278	414,348	414,348	—
Detour Gold Corp. (Canada) (a)	44,476	562,039	562,039	—
Eldorado Gold Corp. (Canada)	150,725	550,982	550,982	—
Franco-Nevada Corp. (Canada)	1,827	124,258	124,258	—
Fresnillo plc (Mexico)	9,420	177,155	177,116	39
Goldcorp, Inc. (Canada)	35,226	490,823	490,823	—
Iluka Resources Ltd. (Australia)	90,197	567,332	566,802	530
Independence Group NL (Australia)	50,117	122,340	122,783	(443)
New Gold, Inc. (Canada) (a)	172,872	490,103	490,103	—
Randgold Resources Ltd. (Jersey)	6,214	547,692	546,623	1,069
Royal Gold, Inc.	7,354	519,781	519,781	—
Silver Wheaton Corp. (Canada)	24,673	492,357	492,357	—

	641,135	5,628,762	5,627,567	1,195

Total Materials	1,346,991	13,837,529	13,835,925	1,604

Real Estate — 0.2%
Real Estate Management & Development — 0.2%
Capital & Counties Properties plc (United Kingdom)	26,205	107,185	107,167	18
Ichigo, Inc. (Japan)	175,900	511,250	511,425	(175)

Total Real Estate	202,105	618,435	618,592	(157)

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.4%
Cellnex Telecom SA (Spain) (e)	31,531	557,275	556,543	732
Iliad SA (France)	607	147,383	147,334	49
SFR Group SA (France) (a)	4,249	139,131	139,109	22
Vivendi SA (France) (a)	27,138	538,461	538,288	173

	63,525	1,382,250	1,381,274	976

Wireless Telecommunication Services — 0.1%
Vodafone Group plc (United Kingdom)	200,134	515,965	515,473	492

Total Telecommunication Services	263,659	1,898,215	1,896,747	1,468

Utilities — 0.9%
Electric Utilities — 0.1%
Chugoku Electric Power Co., Inc. (The) (Japan)	8,500	92,644	92,662	(18)
Hokkaido Electric Power Co., Inc. (Japan)	14,700	106,681	106,712	(31)
Hokuriku Electric Power Co. (Japan)	18,400	170,011	170,065	(54)

	41,600	369,336	369,439	(103)

Gas Utilities — 0.1%
New Jersey Resources Corp.	13,970	563,690	563,690	—

Independent Power & Renewable Electricity Producers — 0.2%
Calpine Corp. (a)	18,672	190,454	190,454	—
NRG Energy, Inc.	29,580	499,902	499,902	—

	48,252	690,356	690,356	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Multi-Utilities — 0.1%
NiSource, Inc.	21,886	530,736	530,736	—

Water Utilities — 0.4%
American Water Works Co., Inc.	6,650	530,404	530,404	—
Aqua America, Inc.	16,091	532,451	532,451	—
Pennon Group plc (United Kingdom)	10,890	120,877	120,815	62
United Utilities Group plc (United Kingdom)	11,337	142,946	142,872	74

	44,968	1,326,678	1,326,542	136

Total Utilities	170,676	3,480,796	3,480,763	33

Total Short Positions of Total Return Basket Swap	8,395,320	105,106,174	105,110,042	(3,868)

Total of Long and Short Positions of Total Return Basket Swap	6,081,004	(83,309,632)	(83,313,810)	(4,178)

Outstanding swap contract, at value				$(4,178)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 2.0%
Household Durables — 0.1%
PanaHome Corp. (Japan)	42,000	466,059	466,621	562

Media — 1.9%
Sky plc (United Kingdom)	281,985	3,623,051	3,622,466	(585)
Time Warner, Inc.	36,254	3,598,935	3,598,935	—

	318,239	7,221,986	7,221,401	(585)

Total Consumer Discretionary	360,239	7,688,045	7,688,022	(23)

Consumer Staples — 1.3%
Food & Staples Retailing — 0.2%
Booker Group plc (United Kingdom)	329,276	827,368	827,368	—

Tobacco — 1.1%
Reynolds American, Inc.	61,679	3,978,295	3,978,295	—

Total Consumer Staples	390,955	4,805,663	4,805,663	—

Energy — 1.5%
Energy Equipment & Services — 0.4%
Amec Foster Wheeler plc (United Kingdom)	237,022	1,666,961	1,664,065	(2,896)

Oil, Gas & Consumable Fuels — 1.1%
Clayton Williams Energy, Inc. (a)	16,261	2,030,457	2,030,457	—
Western Refining, Inc.	70,607	2,435,235	2,435,235	—

	86,868	4,465,692	4,465,692	—

Total Energy	323,890	6,132,653	6,129,757	(2,896)

Financials — 2.2%
Banks — 1.0%
BNC Bancorp	17,332	579,755	579,755	—
PrivateBancorp, Inc.	57,788	3,338,413	3,338,413	—

	75,120	3,918,168	3,918,168	—

Capital Markets — 0.0% (g)
SVG Capital plc (United Kingdom) (a)	5,123	49,002	49,002	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Insurance — 0.8%
Allied World Assurance Co. Holdings AG	54,332	2,884,486	2,884,486	—

Thrifts & Mortgage Finance — 0.4%
Astoria Financial Corp.	81,540	1,662,600	1,662,600	—

Total Financials	216,115	8,514,256	8,514,256	—

Health Care — 1.0%
Health Care Equipment & Supplies — 1.0%
CR Bard, Inc.	12,568	3,864,409	3,864,409	—

Industrials — 1.5%
Aerospace & Defense — 0.5%
Rockwell Collins Inc.	16,760	1,744,549	1,744,549	—

Road & Rail — 1.0%
Swift Transportation Co. (a)	155,161	3,813,857	3,813,857	—

Total Industrials	171,921	5,558,406	5,558,406	—

Information Technology — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
Ultratech, Inc. (a)	16,413	500,925	500,925	—

Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
FairPoint Communications, Inc. (a)	13,797	235,239	235,239	—

Total Long Positions of Total Return Basket Swap	1,505,898	37,299,596	37,296,677	(2,919)

Short Positions

Common Stocks
Consumer Staples — 0.7%
Food & Staples Retailing — 0.2%
Tesco plc (United Kingdom) (a)	280,671	666,160	666,092	68

Tobacco — 0.5%
British American Tobacco plc (United Kingdom)	32,119	2,169,467	2,170,068	(601)

Total Consumer Staples	312,790	2,835,627	2,836,160	(533)

Energy — 1.6%
Energy Equipment & Services — 0.5%
John Wood Group plc (United Kingdom)	175,988	1,731,202	1,729,977	1,225

Oil, Gas & Consumable Fuels — 1.1%
Noble Energy, Inc.	44,733	1,446,218	1,446,218	—
Tesoro Corp.	35,225	2,807,785	2,807,785	—

	79,958	4,254,003	4,254,003	—

Total Energy	255,946	5,985,205	5,983,980	1,225

Financials — 1.2%
Banks — 1.0%
Canadian Imperial Bank of Commerce (Canada)	20,922	1,689,792	1,689,792	—
Pinnacle Financial Partners, Inc.	8,982	574,848	574,848	—
Sterling Bancorp	70,634	1,642,241	1,642,241	—

	100,538	3,906,881	3,906,881	—

Insurance — 0.2%
Fairfax Financial Holdings Ltd. (Canada)	1,634	746,944	746,944	—

Total Financials	102,172	4,653,825	4,653,825	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Health Care — 0.3%
Health Care Equipment & Supplies — 0.3%
Becton Dickinson and Co.	6,316	1,180,903	1,180,903	—

Industrials — 1.0%
Road & Rail — 1.0%
Knight Transportation, Inc.	110,598	3,793,511	3,793,511	—

Information Technology — 0.0% (g)
Semiconductors & Semiconductor Equipment — 0.0% (g)
Veeco Instruments, Inc. (a)	4,346	143,418	143,418	—

Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	51,575	2,043,917	2,043,917	—
Consolidated Communications Holdings, Inc.	9,970	235,990	235,990	—

Total Telecommunication Services	61,545	2,279,907	2,279,907	—

Total Short Positions of Total Return Basket Swap	853,713	20,872,396	20,871,704	692

Total of Long and Short Positions of Total Return Basket Swap	652,185	16,427,200	16,424,973	(2,227)

Outstanding swap contract, at value				$(2,227)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.4%
Tatts Group Ltd. (Australia)	502,505	1,617,986	1,616,571	(1,415)

Textiles, Apparel & Luxury Goods — 0.3%
Christian Dior SE (France)	4,101	1,125,516	1,124,759	(757)

Total Consumer Discretionary	506,606	2,743,502	2,741,330	(2,172)

Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
METRO AG (Germany)	21,833	718,475	718,510	35

Energy — 0.1%
Energy Equipment & Services — 0.1%
Canyon Services Group, Inc. (Canada) (a)	80,689	374,170	374,170	—

Health Care — 1.1%
Biotechnology — 1.0%
Actelion Ltd. (Switzerland) (a)	13,208	3,740,054	3,740,054	—

Pharmaceuticals — 0.1%
STADA Arzneimittel AG (Germany)	3,900	276,265	276,356	91

Total Health Care	17,108	4,016,319	4,016,410	91

Industrials — 1.4%
Aerospace & Defense — 0.8%
DigitalGlobe, Inc. (a)	28,119	905,432	905,432	—
Zodiac Aerospace (France)	89,698	2,177,912	2,177,466	(446)

	117,817	3,083,344	3,082,898	(446)

Commercial Services & Supplies — 0.3%
Spotless Group Holdings Ltd. (Australia)	1,284,236	1,038,567	1,037,594	(973)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Machinery — 0.1%
Pfeiffer Vacuum Technology AG (Germany)	3,373	437,965	437,920	(45)

Professional Services — 0.2%
WS Atkins plc (United Kingdom)	22,374	622,175	622,414	239

Total Industrials	1,427,800	5,182,051	5,180,826	(1,225)

Information Technology — 0.5%
IT Services — 0.5%
DH Corp. (Canada)	112,717	2,096,542	2,096,542	—

Materials — 0.0% (g)
Metals & Mining — 0.0% (g)
Kirkland Lake Gold Ltd. (Canada) (a)	314	2,174	2,174	—

Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
Level 3 Communications, Inc. (a)	55,963	3,400,312	3,400,312	—

Utilities — 0.1%
Electric Utilities — 0.0% (g)
Westar Energy, Inc.	689	35,849	35,849	—

Independent Power & Renewable Electricity Producers — 0.1%
EDP Renovaveis SA (Spain)	51,860	395,155	395,205	50

Total Utilities	52,549	431,004	431,054	50

Right
Consumer Discretionary — 0.0% (g)
Media — 0.0% (g)
Media Gen, Inc., CVR	48,548	—	—	—

Total Long Positions of Total Return Basket Swap	2,324,127	18,964,549	18,961,328	(3,221)

Short Positions

Common Stocks
Consumer Discretionary — 0.2%
Textiles, Apparel & Luxury Goods — 0.2%
Hermes International (France)	1,305	624,339	623,881	458

Energy — 0.1%
Energy Equipment & Services — 0.1%
Trican Well Service Ltd. (Canada) (a)	135,799	373,061	373,061	—

Oil, Gas & Consumable Fuels — 0.0% (g)
Royal Dutch Shell plc (Netherlands), Class A	32	829	830	(1)

Total Energy	135,831	373,890	373,891	(1)

Industrials — 0.2%
Aerospace & Defense — 0.2%
MacDonald Dettwiler & Associates Ltd. (Canada)	14,599	720,833	720,833	—

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
CenturyLink, Inc.	79,149	2,031,755	2,031,755	—

Total Short Positions of Total Return Basket Swap	230,884	3,750,817	3,750,360	457

Total of Long and Short Positions of Total Return Basket Swap	2,093,243	15,213,732	15,210,968	(2,764)

Outstanding swap contract, at value				$(2,764)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 3.2%
Auto Components — 1.0%
Cie Generale des Etablissements Michelin (France)	4,831	631,226	631,900	674
Cooper-Standard Holdings, Inc. (a)	5,373	607,525	607,525	—
GKN plc (United Kingdom)	126,986	590,291	590,137	(154)
Lear Corp.	4,108	586,047	586,047	—
Linamar Corp. (Canada)	8,479	360,515	360,515	—
Magna International, Inc. (Canada)	12,090	505,016	505,016	—
Valeo SA (France)	10,158	730,298	730,971	673

	172,025	4,010,918	4,012,111	1,193

Automobiles — 0.2%
Peugeot SA (France) (a)	17,280	362,062	362,286	224
Thor Industries, Inc.	5,144	494,750	494,750	—

	22,424	856,812	857,036	224

Hotels, Restaurants & Leisure — 0.5%
Carnival plc	9,120	562,970	562,088	(882)
Ladbrokes Coral Group plc (United Kingdom)	255,321	432,876	432,876	—
William Hill plc (United Kingdom)	110,440	419,828	419,610	(218)
Wyndham Worldwide Corp.	4,687	446,718	446,718	—

	379,568	1,862,392	1,861,292	(1,100)

Household Durables — 0.2%
KB Home	29,051	598,451	598,451	—

Media — 0.3%
Informa plc (United Kingdom)	52,567	437,104	437,078	(26)
Quebecor, Inc. (Canada), Class B	18,708	571,087	571,087	—

	71,275	1,008,191	1,008,165	(26)

Multiline Retail — 0.4%
Big Lots, Inc.	10,626	536,507	536,507	—
Dillard’s, Inc., Class A	8,672	480,168	480,168	—
Target Corp.	7,067	394,692	394,692	—

	26,365	1,411,367	1,411,367	—

Specialty Retail — 0.4%
Adastria Co. Ltd. (Japan)	5,200	129,166	129,148	(18)
American Eagle Outfitters, Inc.	28,514	401,762	401,762	—
Best Buy Co., Inc.	11,821	612,446	612,446	—
Children’s Place, Inc. (The)	4,841	555,747	555,747	—

	50,376	1,699,121	1,699,103	(18)

Textiles, Apparel & Luxury Goods — 0.2%
Christian Dior SE (France)	2,767	759,401	758,890	(511)

Total Consumer Discretionary	753,851	12,206,653	12,206,415	(238)

Consumer Staples — 1.4%
Food & Staples Retailing — 0.5%
SpartanNash Co.	14,221	523,333	523,333	—
Tsuruha Holdings, Inc. (Japan)	6,000	608,208	607,364	(844)
Wm Morrison Supermarkets plc (United Kingdom)	176,035	546,973	546,835	(138)

	196,256	1,678,514	1,677,532	(982)

Food Products — 0.6%
Fresh Del Monte Produce, Inc.	8,788	538,704	538,704	—
Ingredion, Inc.	3,897	482,527	482,527	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Food Products — continued
Maple Leaf Foods, Inc. (Canada)	24,226	606,426	606,426	—
Pinnacle Foods, Inc.	11,039	641,918	641,918	—

	47,950	2,269,575	2,269,575	—

Personal Products — 0.2%
Ontex Group NV (Belgium)	17,982	599,974	599,972	(2)

Tobacco — 0.1%
Universal Corp.	7,662	562,774	562,774	—

Total Consumer Staples	269,850	5,110,837	5,109,853	(984)

Energy — 2.6%
Energy Equipment & Services — 0.1%
Petrofac Ltd. (United Kingdom)	43,489	458,783	458,332	(451)

Oil, Gas & Consumable Fuels — 2.5%
ARC Resources Ltd. (Canada)	11,021	144,681	144,681	—
BP plc (United Kingdom)	105,472	604,487	603,786	(701)
Clayton Williams Energy, Inc. (a)	4,501	562,025	562,025	—
Enbridge Income Fund Holdings, Inc. (Canada)	22,781	559,074	559,074	—
Enerplus Corp. (Canada)	73,140	527,767	527,767	—
Galp Energia SGPS SA (Portugal)	40,307	626,545	626,411	(134)
Husky Energy, Inc. (Canada) (a)	11,811	136,362	136,362	—
Imperial Oil Ltd. (Canada)	18,999	552,691	552,691	—
Neste OYJ (Finland)	14,454	590,270	588,989	(1,281)
OMV AG (Austria)	16,769	772,215	772,399	184
Repsol SA (Spain)	38,510	609,728	607,816	(1,912)
Royal Dutch Shell plc (Netherlands), Class B	21,561	573,177	573,673	496
Saras SpA (Italy)	299,185	625,080	625,054	(26)
TOTAL SA (France)	11,339	582,624	582,067	(557)
Valero Energy Corp.	8,006	517,268	517,268	—
Veresen, Inc. (Canada)	53,107	592,520	592,520	—
Western Refining, Inc.	20,277	699,354	699,354	—

	771,240	9,275,868	9,271,937	(3,931)

Total Energy	814,729	9,734,651	9,730,269	(4,382)

Financials — 1.7%
Banks — 0.5%
BNP Paribas SA (France)	8,782	619,701	619,809	108
ING Groep NV (Netherlands)	38,709	630,167	630,939	772
National Bank of Canada (Canada)	13,550	526,594	526,594	—

	61,041	1,776,462	1,777,342	880

Capital Markets — 0.1%
3i Group plc (United Kingdom)	60,525	622,040	622,018	(22)

Insurance — 1.1%
ASR Nederland NV (Netherlands) (a)	20,410	603,727	603,849	122
CNP Assurances (France)	31,160	650,679	650,894	215
Manulife Financial Corp. (Canada)	32,991	578,590	578,590	—
Mapfre SA (Spain)	170,529	595,166	594,817	(349)
Reinsurance Group of America, Inc.	4,224	528,169	528,169	—
Swiss Life Holding AG (Registered) (Switzerland) (a)	2,024	658,665	658,687	22
Validus Holdings Ltd.	9,786	540,970	540,970	—

	271,124	4,155,966	4,155,976	10

Total Financials	392,690	6,554,468	6,555,336	868

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Health Care — 2.0%
Health Care Providers & Services — 0.9%
Aetna, Inc.	4,594	620,512	620,512	—
Chemed Corp.	3,218	648,041	648,041	—
Express Scripts Holding Co. (a)	5,765	353,625	353,625	—
Owens & Minor, Inc.	12,823	444,317	444,317	—
Quest Diagnostics, Inc.	6,281	662,708	662,708	—
UnitedHealth Group, Inc.	3,787	662,270	662,270	—

	36,468	3,391,473	3,391,473	—

Life Sciences Tools & Services — 0.2%
Lonza Group AG (Registered) (Switzerland) (a)	3,254	665,517	665,801	284

Pharmaceuticals — 0.9%
Bayer AG (Registered) (Germany)	4,994	617,980	617,924	(56)
Johnson & Johnson	4,790	591,421	591,421	—
Merck KGaA (Germany)	5,085	597,114	597,344	230
Roche Holding AG (Switzerland)	1,878	491,677	491,995	318
Sanofi (France)	6,369	600,879	601,831	952
STADA Arzneimittel AG (Germany)	10,892	771,559	771,811	252

	34,008	3,670,630	3,672,326	1,696

Total Health Care	73,730	7,727,620	7,729,600	1,980

Industrials — 3.6%
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc.	2,987	600,058	600,058	—
Meggitt plc (United Kingdom)	85,625	512,920	512,771	(149)
Safran SA (France)	7,590	628,517	628,413	(104)
Thales SA (France)	5,497	577,950	577,771	(179)

	101,699	2,319,445	2,319,013	(432)

Airlines — 0.4%
Alaska Air Group, Inc.	5,694	484,502	484,502	—
Deutsche Lufthansa AG (Registered) (Germany) (a)	35,403	610,862	610,782	(80)
WestJet Airlines Ltd. (Canada)	31,621	523,059	523,059	—

	72,718	1,618,423	1,618,343	(80)

Building Products — 0.2%
Owens Corning	10,963	667,099	667,099	—

Commercial Services & Supplies — 0.3%
Deluxe Corp.	7,781	559,532	559,532	—
Tetra Tech, Inc.	12,571	552,495	552,495	—

	20,352	1,112,027	1,112,027	—

Construction & Engineering — 0.4%
ACS Actividades de Construccion y Servicios SA (Spain)	17,618	653,079	652,757	(322)
HOCHTIEF AG (Germany)	3,464	624,110	623,842	(268)

	21,082	1,277,189	1,276,599	(590)

Electrical Equipment — 0.2%
Prysmian SpA (Italy)	21,564	622,711	622,309	(402)

Machinery — 1.0%
Barnes Group, Inc.	13,111	720,712	720,712	—
Georg Fischer AG (Registered) (Switzerland)	621	585,425	585,583	158
Metso OYJ (Finland)	19,501	699,514	698,409	(1,105)
New Flyer Industries, Inc. (Canada)	15,786	588,050	588,050	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Machinery — continued
Valmet OYJ (Finland)	36,831	671,208	670,874	(334)
Wabash National Corp.	25,127	572,393	572,393	—

	110,977	3,837,302	3,836,021	(1,281)

Road & Rail — 0.1%
Canadian National Railway Co. (Canada)	7,772	561,784	561,784	—

Trading Companies & Distributors — 0.1%
Finning International, Inc. (Canada)	27,337	519,885	519,885	—

Transportation Infrastructure — 0.3%
Aena SA (Spain) (e)	3,583	632,280	631,728	(552)
Flughafen Zuerich AG (Registered) (Switzerland)	2,843	626,317	626,533	216

	6,426	1,258,597	1,258,261	(336)

Total Industrials	400,890	13,794,462	13,791,341	(3,121)

Information Technology — 2.8%
Communications Equipment — 0.1%
Cisco Systems, Inc.	12,504	426,011	426,011	—

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	17,475	504,154	504,154	—
Methode Electronics, Inc.	13,416	597,683	597,683	—

	30,891	1,101,837	1,101,837	—

IT Services — 1.1%
Amadeus IT Group SA (Spain)	11,615	626,285	626,853	568
Amdocs Ltd.	7,071	433,028	433,028	—
Atos SE (France)	4,464	584,975	584,719	(256)
Cap Gemini SA (France)	6,263	626,968	627,064	96
CGI Group, Inc. (Canada), Class A (a)	11,193	540,196	540,196	—
Convergys Corp.	15,234	342,917	342,917	—
NeuStar, Inc., Class A (a)	17,379	576,983	576,983	—
Western Union Co. (The)	20,236	401,887	401,887	—

	93,455	4,133,239	4,133,647	408

Semiconductors & Semiconductor Equipment — 0.9%
Advanced Energy Industries, Inc. (a)	9,224	680,731	680,731	—
BE Semiconductor Industries NV (Netherlands)	13,995	731,138	731,641	503
Infineon Technologies AG (Germany)	28,390	587,579	586,809	(770)
Intel Corp.	11,466	414,496	414,496	—
MKS Instruments, Inc.	8,646	676,550	676,550	—
Teradyne, Inc.	13,417	473,218	473,218	—
XPERI Corp.	708	23,789	23,789	—

	85,846	3,587,501	3,587,234	(267)

Software — 0.2%
Nexon Co. Ltd. (Japan)	21,800	370,586	371,022	436
Oracle Corp.	10,113	454,680	454,680	—

	31,913	825,266	825,702	436

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	4,214	605,341	605,341	—

Total Information Technology	258,823	10,679,195	10,679,772	577

Materials — 1.0%
Chemicals — 0.3%
LyondellBasell Industries NV, Class A	5,521	467,960	467,960	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Chemicals — continued
Trinseo SA	7,762	515,397	515,397	—

	13,283	983,357	983,357	—

Metals & Mining — 0.4%
APERAM SA (Luxembourg)	10,738	540,631	539,855	(776)
Centamin plc (Jersey)	296,424	679,169	679,153	(16)
OZ Minerals Ltd. (Australia)	91,845	486,917	487,682	765
Yamato Kogyo Co. Ltd. (Japan)	4,900	122,549	122,560	11

	403,907	1,829,266	1,829,250	(16)

Paper & Forest Products — 0.3%
Schweitzer-Mauduit International, Inc.	12,251	527,406	527,406	—
UPM-Kymmene OYJ (Finland)	22,865	603,492	602,417	(1,075)

	35,116	1,130,898	1,129,823	(1,075)

Total Materials	452,306	3,943,521	3,942,430	(1,091)

Real Estate — 0.6%
Real Estate Management & Development — 0.6%
BUWOG AG (Austria) (a)	24,424	659,540	659,540	—
Deutsche EuroShop AG (Germany)	14,070	571,140	571,222	82
Nexity SA (France) (a)	10,484	570,040	570,040	—
Vonovia SE (Germany)	17,238	624,065	624,088	23

Total Real Estate	66,216	2,424,785	2,424,890	105

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.3%
Deutsche Telekom AG (Registered) (Germany)	32,766	574,642	574,742	100
Telefonica SA (Spain)	52,897	585,138	585,038	(100)

	85,663	1,159,780	1,159,780	—

Wireless Telecommunication Services — 0.2%
NTT DOCOMO, Inc. (Japan)	4,600	110,919	111,306	387
Rogers Communications, Inc. (Canada), Class B	14,369	658,845	658,845	—

	18,969	769,764	770,151	387

Total Telecommunication Services	104,632	1,929,544	1,929,931	387

Utilities — 1.0%
Electric Utilities — 0.3%
EDP — Energias de Portugal SA (Portugal)	159,960	527,961	527,904	(57)
Endesa SA (Spain)	24,051	566,810	566,477	(333)

	184,011	1,094,771	1,094,381	(390)

Gas Utilities — 0.1%
Gas Natural SDG SA (Spain)	26,529	599,923	599,490	(433)

Multi-Utilities — 0.6%
A2A SpA (Italy)	359,557	534,623	534,423	(200)
CenterPoint Energy, Inc.	20,509	585,122	585,122	–
E.ON SE (Germany)	72,311	563,745	563,692	(53)
National Grid plc (United Kingdom)	36,232	469,277	469,141	(136)

	488,609	2,152,767	2,152,378	(389)

Total Utilities	699,149	3,847,461	3,846,249	(1,212)

Total Long Positions of Total Return Basket Swap	4,286,866	77,953,197	77,946,086	(7,111)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions

Common Stocks
Consumer Discretionary — 3.4%
Hotels, Restaurants & Leisure — 1.5%
Accor SA (France) (a)	10,446	476,147	476,329	(182)
Buffalo Wild Wings, Inc. (a)	2,616	412,151	412,151	—
Chipotle Mexican Grill, Inc. (a)	769	364,867	364,867	—
ClubCorp Holdings, Inc.	19,050	256,223	256,223	—
Domino’s Pizza Enterprises Ltd. (Australia)	9,130	417,850	417,514	336
Fiesta Restaurant Group, Inc. (a)	17,915	436,230	436,230	—
Merlin Entertainments plc (United Kingdom) (e)	66,575	435,882	435,753	129
NH Hotel Group SA (Spain) (a)	95,810	496,259	495,542	717
Penn National Gaming, Inc. (a)	28,816	532,520	532,520	—
Resorttrust, Inc. (Japan)	17,000	292,496	292,614	(118)
Shake Shack, Inc., Class A (a)	15,474	525,188	525,188	—
Whitbread plc (United Kingdom)	7,190	375,759	375,657	102
Wynn Resorts Ltd.	4,719	580,484	580,484	—

	295,510	5,602,056	5,601,072	984

Internet & Direct Marketing Retail — 0.6%
Ocado Group plc (United Kingdom) (a)	171,502	557,545	557,545	—
Rakuten, Inc. (Japan)	38,000	388,948	389,274	(326)
TripAdvisor, Inc. (a)	6,157	277,127	277,127	—
Yoox Net-A-Porter Group SpA (Italy) (a)	21,541	572,537	572,397	140
Zalando SE (Germany) (a) (e)	11,509	507,550	507,687	(137)

	248,709	2,303,707	2,304,030	(323)

Media — 0.3%
Altice NV (Netherlands), Class A (a)	24,977	620,466	620,584	(118)
Atresmedia Corp. de Medios de Comunicacion SA (Spain)	40,503	508,702	507,971	731

	65,480	1,129,168	1,128,555	613

Multiline Retail — 0.6%
B&M European Value Retail SA (Luxembourg)	86,622	378,090	378,014	76
Isetan Mitsukoshi Holdings Ltd. (Japan)	47,800	521,844	522,320	(476)
Izumi Co. Ltd. (Japan)	11,400	570,639	570,167	472
Next plc (United Kingdom)	5,738	319,941	319,857	84
Ollie’s Bargain Outlet Holdings, Inc. (a)	16,839	644,934	644,934	—

	168,399	2,435,448	2,435,292	156

Specialty Retail — 0.2%
Dufry AG (Registered) (Switzerland) (a)	3,912	640,861	641,008	(147)
RH (a)	5,056	242,536	242,536	—

	8,968	883,397	883,544	(147)

Textiles, Apparel & Luxury Goods — 0.2%
Cie Financiere Richemont SA (Registered) (Switzerland)	6,420	536,505	536,446	59
G-III Apparel Group Ltd. (a)	9,777	231,715	231,715	—

	16,197	768,220	768,161	59

Total Consumer Discretionary	803,263	13,121,996	13,120,654	1,342

Consumer Staples — 1.2%
Beverages — 0.2%
Anheuser-Busch InBev SA (Belgium)	3,243	365,271	365,714	(443)
Brown-Forman Corp., Class B	8,956	423,798	423,798	—

	12,199	789,069	789,512	(443)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Food & Staples Retailing — 0.1%
Costco Wholesale Corp.	2,534	449,836	449,836	—

Food Products — 0.7%
Calbee, Inc. (Japan)	12,200	425,728	426,530	(802)
Greencore Group plc (Ireland)	164,891	486,932	486,764	168
Kerry Group plc (Ireland), Class A	6,213	507,722	507,722	—
Kewpie Corp. (Japan)	13,300	338,122	338,420	(298)
Yakult Honsha Co. Ltd. (Japan)	10,200	580,112	581,361	(1,249)

	206,804	2,338,616	2,340,797	(2,181)

Personal Products — 0.1%
Edgewell Personal Care Co. (a)	5,096	364,313	364,313	—

Tobacco — 0.1%
Vector Group Ltd.	22,216	482,532	482,532	—

Total Consumer Staples	248,849	4,424,366	4,426,990	(2,624)

Energy — 1.8%
Energy Equipment & Services — 0.1%
Weatherford International plc (a)	81,679	471,288	471,288	—

Oil, Gas & Consumable Fuels — 1.7%
Cheniere Energy, Inc. (a)	10,159	460,711	460,711	—
Concho Resources, Inc. (a)	3,919	496,381	496,381	—
EQT Corp.	6,555	381,108	381,108	—
Gulfport Energy Corp. (a)	15,702	249,348	249,348	—
Kosmos Energy Ltd. (a)	81,313	488,691	488,691	—
MEG Energy Corp. (Canada) (a)	85,944	389,095	389,095	—
Noble Energy, Inc.	12,559	406,032	406,032	—
PDC Energy, Inc. (a)	6,742	372,361	372,361	—
PrairieSky Royalty Ltd. (Canada)	602	13,120	13,120	—
Rice Energy, Inc. (a)	16,610	353,627	353,627	—
RSP Permian, Inc. (a)	10,783	410,293	410,293	—
Seven Generations Energy Ltd. (Canada), Class A (a)	22,400	396,621	396,621	—
SM Energy Co.	11,566	261,276	261,276	—
SRC ENERGY, Inc. (a)	55,331	417,196	417,196	—
Teekay Corp. (Bermuda)	48,891	424,374	424,374	—
Tullow Oil plc (United Kingdom) (a)	136,574	371,292	370,526	766
WPX Energy, Inc. (a)	32,498	387,701	387,701	—

	558,148	6,279,227	6,278,461	766

Total Energy	639,827	6,750,515	6,749,749	766

Financials — 2.3%
Banks — 0.6%
Banco Espirito Santo SA (Registered) (Portugal) (a)	35,937	—	—	—
Bank of Ireland (Ireland) (a)	2,054,485	516,967	517,193	(226)
Bank of Kyoto Ltd. (The) (Japan)	65,000	514,286	514,777	(491)
Royal Bank of Scotland Group plc (United Kingdom) (a)	137,970	474,266	473,676	590
Seven Bank Ltd. (Japan)	136,400	457,624	458,122	(498)
Standard Chartered plc (United Kingdom) (a)	51,531	481,350	481,578	(228)

	2,481,323	2,444,493	2,445,346	(853)

Capital Markets — 0.7%
Charles Schwab Corp. (The)	14,132	549,028	549,028	—
Financial Engines, Inc.	12,372	525,810	525,810	—
Julius Baer Group Ltd. (Switzerland) (a)	10,842	564,982	565,374	(392)
Moody’s Corp.	4,908	580,715	580,715	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Capital Markets — continued
TD Ameritrade Holding Corp.	10,906	417,373	417,373	—

	53,160	2,637,908	2,638,300	(392)

Consumer Finance — 0.2%
Aiful Corp. (Japan) (a)	135,200	407,510	407,720	(210)
LendingClub Corp. (a)	53,253	311,530	311,530	—

	188,453	719,040	719,250	(210)

Diversified Financial Services — 0.4%
Ackermans & van Haaren NV (Belgium)	3,472	568,064	568,253	(189)
Element Fleet Management Corp. (Canada)	40,395	354,812	354,812	—
Wendel SA (France)	3,938	551,865	552,032	(167)

	47,805	1,474,741	1,475,097	(356)

Insurance — 0.3%
Japan Post Holdings Co. Ltd. (Japan)	38,600	478,193	478,954	(761)
St James’s Place plc (United Kingdom)	40,765	606,131	605,905	226

	79,365	1,084,324	1,084,859	(535)

Thrifts & Mortgage Finance — 0.1%
PHH Corp. (a)	31,891	411,394	411,394	—

Total Financials	2,881,997	8,771,900	8,774,246	(2,346)

Health Care — 1.3%
Health Care Equipment & Supplies — 0.6%
DexCom, Inc. (a)	2,669	208,075	208,075	—
Insulet Corp. (a)	10,249	444,909	444,909	—
Neogen Corp. (a)	8,534	531,924	531,924	—
Olympus Corp. (Japan)	12,400	477,201	478,117	(916)
Wright Medical Group NV (a)	16,743	508,820	508,820	—

	50,595	2,170,929	2,171,845	(916)

Health Care Providers & Services — 0.1%
Diplomat Pharmacy, Inc. (a)	12,075	188,370	188,370	—
Healthscope Ltd. (Australia)	221,778	367,009	366,275	734

	233,853	555,379	554,645	734

Life Sciences Tools & Services — 0.1%
MorphoSys AG (Germany) (a)	8,841	536,611	536,754	(143)

Pharmaceuticals — 0.5%
Medicines Co. (The) (a)	7,434	366,645	366,645	—
Nektar Therapeutics (a)	11,077	210,131	210,131	—
Pacira Pharmaceuticals, Inc. (a)	9,247	448,942	448,942	—
Takeda Pharmaceutical Co. Ltd. (Japan)	10,600	507,963	508,520	(557)
TherapeuticsMD, Inc. (a)	50,459	257,341	257,341	—

	88,817	1,791,022	1,791,579	(557)

Total Health Care	382,106	5,053,941	5,054,823	(882)

Industrials — 3.8%
Aerospace & Defense — 0.5%
Airbus SE (France)	6,848	553,720	553,953	(233)
Bombardier, Inc. (Canada), Class B (a)	273,641	422,975	422,975	—
Hexcel Corp.	10,087	522,002	522,002	—
Rolls-Royce Holdings plc (United Kingdom) (a)	45,843	482,132	481,879	253
Rolls-Royce Holdings plc (United Kingdom), Class C (a)	3,254,853	4,216	4,216	—

	3,591,272	1,985,045	1,985,025	20

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	37

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Air Freight & Logistics — 0.1%
Yamato Holdings Co. Ltd. (Japan)	18,500	399,706	399,766	(60)

Airlines — 0.3%
Air France-KLM (France) (a)	68,207	573,208	573,015	193
Spirit Airlines, Inc. (a)	9,599	549,735	549,735	—

	77,806	1,122,943	1,122,750	193

Building Products — 0.4%
Armstrong World Industries, Inc. (a)	9,971	466,144	466,144	—
Nippon Sheet Glass Co. Ltd. (Japan) (a)	56,900	442,542	442,688	(146)
Reliance Worldwide Corp. Ltd. (Australia)	235,828	538,593	537,241	1,352

	302,699	1,447,279	1,446,073	1,206

Commercial Services & Supplies — 0.4%
Bilfinger SE (Germany) (a)	12,095	525,422	525,093	329
Brambles Ltd. (Australia)	52,653	407,671	407,433	238
Covanta Holding Corp.	28,580	415,839	415,839	—
Stericycle, Inc. (a)	3,755	320,452	320,452	—

	97,083	1,669,384	1,668,817	567

Construction & Engineering — 0.1%
OCI NV (Netherlands) (a)	24,209	470,984	471,071	(87)

Electrical Equipment — 0.2%
Mabuchi Motor Co. Ltd. (Japan)	9,600	541,682	541,925	(243)

Machinery — 0.5%
Alstom SA (France) (a)	17,378	551,805	551,584	221
Flowserve Corp.	9,928	505,037	505,037	—
Konecranes OYJ (Finland)	12,826	538,317	537,889	428
Proto Labs, Inc. (a)	5,719	331,702	331,702	—

	45,851	1,926,861	1,926,212	649

Road & Rail — 0.4%
Genesee & Wyoming, Inc., Class A (a)	7,032	476,488	476,488	—
Hertz Global Holdings, Inc. (a)	10,213	168,402	168,402	—
Keio Corp. (Japan)	45,000	360,081	360,381	(300)
Odakyu Electric Railway Co. Ltd. (Japan)	18,000	349,101	349,432	(331)

	80,245	1,354,072	1,354,703	(631)

Trading Companies & Distributors — 0.4%
Ashtead Group plc (United Kingdom)	26,823	566,628	565,857	771
Brenntag AG (Germany)	8,564	507,858	507,689	169
Herc Holdings, Inc. (a)	3,404	154,787	154,787	—
MISUMI Group, Inc. (Japan)	23,600	446,913	447,103	(190)

	62,391	1,676,186	1,675,436	750

Transportation Infrastructure — 0.5%
Abertis Infraestructuras SA (Spain)	34,771	611,698	611,261	437
Groupe Eurotunnel SE (Registered) (France)	37,649	413,597	413,601	(4)
Mitsubishi Logistics Corp. (Japan)	29,000	374,613	375,190	(577)
Qube Holdings Ltd. (Australia)	238,453	469,596	468,763	833

	339,873	1,869,504	1,868,815	689

Total Industrials	4,649,529	14,463,646	14,460,593	3,053

Information Technology — 2.6%
Communications Equipment — 0.2%
Nokia OYJ (Finland)	56,159	321,163	321,052	111

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Communications Equipment — continued
ViaSat, Inc. (a)	4,652	297,868	297,868	—

	60,811	619,031	618,920	111

Electronic Equipment, Instruments & Components — 0.2%
Japan Display, Inc. (Japan) (a)	146,700	331,629	331,621	8
Topcon Corp. (Japan)	32,400	571,705	572,449	(744)

	179,100	903,334	904,070	(736)

Internet Software & Services — 0.7%
2U, Inc. (a)	10,054	456,452	456,452	—
Benefitfocus, Inc. (a)	6,816	214,704	214,704	—
CoStar Group, Inc. (a)	1,376	331,465	331,465	—
GMO internet, Inc. (Japan)	31,400	372,659	372,716	(57)
New Relic, Inc. (a)	10,155	405,997	405,997	—
Pandora Media, Inc. (a)	26,645	289,098	289,098	—
Twilio, Inc., Class A (a)	18,245	602,997	602,997	—

	104,691	2,673,372	2,673,429	(57)

IT Services — 0.2%
InterXion Holding NV (Netherlands) (a)	8,440	351,610	351,610	—
Worldpay Group plc (United Kingdom) (e)	91,306	354,779	354,593	186

	99,746	706,389	706,203	186

Software — 1.1%
Autodesk, Inc. (a)	5,863	528,080	528,080	—
Blackline, Inc. (a)	10,765	353,846	353,846	—
FireEye, Inc. (a)	19,000	237,690	237,690	—
Globant SA (a)	8,103	307,023	307,023	—
HubSpot, Inc. (a)	5,593	375,011	375,011	—
Imperva, Inc. (a)	6,397	284,347	284,347	—
Nintendo Co. Ltd. (Japan)	1,000	251,581	253,065	(1,484)
RingCentral, Inc., Class A (a)	12,811	409,311	409,311	—
Splunk, Inc. (a)	5,520	354,991	354,991	—
Tableau Software, Inc., Class A (a)	5,265	282,625	282,625	—
Workday, Inc., Class A (a)	3,690	322,506	322,506	—
Zendesk, Inc. (a)	11,256	323,610	323,610	—

	95,263	4,030,621	4,032,105	(1,484)

Technology Hardware, Storage & Peripherals — 0.2%
Pure Storage, Inc., Class A (a)	37,729	400,305	400,305	—
Stratasys Ltd. (a)	19,245	476,506	476,506	—

	56,974	876,811	876,811	—

Total Information Technology	596,585	9,809,558	9,811,538	(1,980)

Materials — 1.5%
Chemicals — 0.5%
Axalta Coating Systems Ltd. (a)	15,100	473,687	473,687	—
K+S AG (Registered) (Germany)	19,824	473,022	472,967	55
Potash Corp. of Saskatchewan, Inc. (Canada)	25,969	437,937	437,937	—
WR Grace & Co.	5,376	374,815	374,815	—

	66,269	1,759,461	1,759,406	55

Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	22,163	568,703	568,703	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	39

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2017 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Common Stocks — continued
Metals & Mining — 0.9%
Antofagasta plc (Chile)	46,165	501,065	500,879	186
First Quantum Minerals Ltd. (Canada)	40,717	388,065	388,065	—
Franco-Nevada Corp. (Canada)	5,646	383,997	383,997	—
Fresnillo plc (Mexico)	19,643	369,412	369,331	81
Hecla Mining Co.	85,160	464,122	464,122	—
Independence Group NL (Australia)	144,620	353,030	354,308	(1,278)
Kobe Steel Ltd. (Japan) (a)	50,300	446,710	446,868	(158)
thyssenkrupp AG (Germany)	20,024	476,704	477,183	(479)

	412,275	3,383,105	3,384,753	(1,648)

Total Materials	500,707	5,711,269	5,712,862	(1,593)

Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Capital & Counties Properties plc (United Kingdom)	91,190	372,989	372,926	63

Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.5%
Iliad SA (France)	1,728	419,567	419,426	141
SFR Group SA (France) (a)	14,157	463,561	463,489	72
TalkTalk Telecom Group plc (United Kingdom)	229,335	573,871	573,871	—
Zayo Group Holdings, Inc. (a)	14,493	508,270	508,270	—

	259,713	1,965,269	1,965,056	213

Wireless Telecommunication Services — 0.1%
Sprint Corp. (a)	58,023	523,948	523,948	—

Total Telecommunication Services	317,736	2,489,217	2,489,004	213

Utilities — 1.1%
Electric Utilities — 0.3%
Chugoku Electric Power Co., Inc. (The) (Japan)	37,500	408,724	408,803	(79)
Hokkaido Electric Power Co., Inc. (Japan)	52,400	380,279	380,391	(112)
Hokuriku Electric Power Co. (Japan)	34,700	320,619	320,720	(101)

	124,600	1,109,622	1,109,914	(292)

Independent Power & Renewable Electricity Producers — 0.2%
Calpine Corp. (a)	29,065	296,463	296,463	—
Northland Power, Inc. (Canada)	27,332	483,148	483,148	—

	56,397	779,611	779,611	—

Multi-Utilities — 0.2%
Dominion Resources, Inc.	5,869	454,437	454,437	—
Sempra Energy	4,216	476,492	476,492	—

	10,085	930,929	930,929	—

Water Utilities — 0.4%
American States Water Co.	11,202	498,713	498,713	—
Pennon Group plc (United Kingdom)	39,236	435,514	435,289	225
United Utilities Group plc (United Kingdom)	34,137	430,426	430,202	224

	84,575	1,364,653	1,364,204	449

Total Utilities	275,657	4,184,815	4,184,658	157

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2017

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Short Positions — continued

Preferred Stock
Industrials — 0.0% (g)
Aerospace & Defense — 0.0% (g)
Rolls-Royce Holdings plc (Preference) (United Kingdom), Class C (a)	115,485	150	150	—

Total Short Positions of Total Return Basket Swap	11,502,931	75,154,362	75,158,193	(3,831)

Total of Long and Short Positions of Total Return Basket Swap	7,216,065	2,798,835	2,787,893	(10,942)

Outstanding swap contract, at value				$(10,942)

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS:

CVR — Contingent Value Rights

(1)	Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	Current value represents market value as of April 30, 2017 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(3)	Value represents the unrealized gain (loss) of the positions subsequent to the swap reset.
(a)	Non-income producing security.
(g)	Amount rounds to less than 0.05%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	41

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2017 (Unaudited)

Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$238,814,147
Investments in affiliates, at value	118,754,602

Total investment securities, at value	357,568,749
Restricted cash	2,040,000
Cash	4,007,506
Foreign currency, at value	5,550,767
Deposits at broker for futures contracts	10,495,000
Receivables:
Investment securities sold	4,739,212
Fund shares sold	95,490
Interest from non-affiliates	437,918
Dividends from affiliates	61,498
Tax reclaims	28,864
Unrealized appreciation on forward foreign currency exchange contracts	1,372,701
Due from counterparty for swap contracts	657,203
Other assets	4,768

Total Assets	387,059,676

LIABILITIES:
Payables:
Investment securities purchased	470,348
Fund shares redeemed	37,566
Variation margin on futures contracts	208,165
Unrealized depreciation on forward foreign currency exchange contracts	872,623
Outstanding swap contracts, at value	20,111
Due to counterparty for swap contracts	2,244,607
Accrued liabilities:
Investment advisory fees	170,047
Administration fees	4,095
Distribution fees	11,979
Service fees	22,142
Custodian and accounting fees	38,770
Other	169,445

Total Liabilities	4,269,898

Net Assets	$382,789,778

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2017

Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$376,896,548
Accumulated undistributed (distributions in excess of) net investment income	(5,326,638)
Accumulated net realized gains (losses)	(6,444,731)
Net unrealized appreciation (depreciation)	17,664,599

Total Net Assets	$382,789,778

Net Assets:
Class A	$56,198,887
Class C	444,753
Class I (formerly Select Class)	51,407,083
Class R6	274,739,055

Total	$382,789,778

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,701,748
Class C	29,807
Class I (formerly Select Class)	3,294,121
Class R6	17,765,426

Net Asset Value (a):
Class A — Redemption price per share	$15.18
Class C — Offering price per share (b)	14.92
Class I (formerly Select Class) — Offering and redemption price per share	15.61
Class R6 — Offering and redemption price per share	15.46
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.90

Cost of investments in non-affiliates	$224,200,182
Cost of investments in affiliates	118,754,602
Cost of foreign currency	5,433,361

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	43

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2017 (Unaudited)

Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,345,096
Dividend income from affiliates	242,052
Interest income from non-affiliates	315,384
Interest income from affiliates	2,631
Foreign taxes withheld	(79,085)

Total investment income	2,826,078

EXPENSES:
Investment advisory fees	1,519,677
Administration fees	169,981
Distribution fees:
Class A	62,065
Class C	1,870
Service fees:
Class A	62,065
Class C	623
Class I (formerly Select Class)	56,001
Custodian and accounting fees	112,468
Interest expense to affiliates	2,577
Professional fees	86,480
Trustees’ and Chief Compliance Officer’s fees	23,925
Printing and mailing costs	12,837
Registration and filing fees	43,075
Transfer agency fees (See Note 2.F.)	2,238
Sub-transfer agency fees (See Note 2.F.)	7,828
Other	5,800

Total expenses	2,169,510

Less fees waived	(728,042)
Less earnings credits	(376)

Net expenses	1,441,092

Net investment income (loss)	1,384,986

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,149,993
Futures	(8,329,259)
Foreign currency transactions	3,654,587
Swaps	(7,426,793)

Net realized gain (loss)	(4,951,472)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	11,794,060
Futures	1,370,072
Foreign currency translations	(483,723)
Swaps	(68,382)

Change in net unrealized appreciation/depreciation	12,612,027

Net realized/unrealized gains (losses)	7,660,555

Change in net assets resulting from operations	$9,045,541

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2017

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Systematic Alpha Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,384,986	$1,982,641
Net realized gain (loss)	(4,951,472)	(7,924,104)
Change in net unrealized appreciation/depreciation	12,612,027	4,956,512

Change in net assets resulting from operations	9,045,541	(984,951)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(988,643)
From net realized gains	(83,124)	—
Class C
From net investment income	—	(13,623)
From net realized gains	(1,193)	—
Class I (formerly Select Class)
From net investment income	(33,272)	—
From net realized gains	(83,117)	—
Class R6
From net investment income	(598,010)	(6,365,412)
From net realized gains	(482,836)	—

Total distributions to shareholders	(1,281,552)	(7,367,678)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,163,306	23,949,299

NET ASSETS:
Change in net assets	46,927,295	15,596,670
Beginning of period	335,862,483	320,265,813

End of period	$382,789,778	$335,862,483

Accumulated undistributed (distributions in excess of) net investment income	$(5,326,638)	$(6,080,342)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	45

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Systematic Alpha Fund
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,051,112	$34,490,135
Distributions reinvested	83,124	988,643
Cost of shares redeemed	(15,009,504)	(39,177,739)

Change in net assets resulting from Class A capital transactions	$12,124,732	$(3,698,961)

Class C
Proceeds from shares issued	$308,997	$587,296
Distributions reinvested	1,193	13,623
Cost of shares redeemed	(645,377)	(269,858)

Change in net assets resulting from Class C capital transactions	$(335,187)	$331,061

Class I (formerly Select Class)
Proceeds from shares issued	$24,581,741	$39,913,331
Distributions reinvested	76,067	—
Cost of shares redeemed	(7,197,351)	(268,520,160)

Change in net assets resulting from Class I capital transactions	$17,460,457	$(228,606,829)

Class R6
Proceeds from shares issued	$12,318,147	$271,927,080
Distributions reinvested	1,080,846	6,365,412
Cost of shares redeemed	(3,485,689)	(22,368,464)

Change in net assets resulting from Class R6 capital transactions	$9,913,304	$255,924,028

Total change in net assets resulting from capital transactions	$39,163,306	$23,949,299

SHARE TRANSACTIONS:
Class A
Issued	1,791,712	2,319,369
Reinvested	5,508	66,219
Redeemed	(995,615)	(2,633,244)

Change in Class A Shares	801,605	(247,656)

Class C
Issued	20,881	39,656
Reinvested	80	922
Redeemed	(43,414)	(18,540)

Change in Class C Shares	(22,453)	22,038

Class I (formerly Select Class)
Issued	1,590,355	2,616,027
Reinvested	4,900	—
Redeemed	(464,104)	(17,537,819)

Change in Class I Shares	1,131,151	(14,921,792)

Class R6
Issued	798,739	17,544,824
Reinvested	70,226	420,437
Redeemed	(226,232)	(1,470,170)

Change in Class R6 Shares	642,733	16,495,091

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2017	J.P. MORGAN FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Systematic Alpha Fund
Class A
Six Months Ended April 30, 2017 (Unaudited)	$14.85	$0.03	(e)	$0.33	$0.36	$—		$(0.03)	$(0.03)
Year Ended October 31, 2016	15.27	0.03	(e)	(0.14)	(0.11)	(0.31	)(f)	—	(0.31)
Year Ended October 31, 2015	15.16	(0.01	)(e)	0.29	0.28	(0.15)		(0.02)	(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(e)(g)	0.79	0.68	(1.12)		—	(1.12)
February 12, 2013 (i) through October 31, 2013	15.00	0.03		0.57	0.60	—		—	—

Class C
Six Months Ended April 30, 2017 (Unaudited)	14.63	(0.01	)(e)(g)	0.33	0.32	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.14	(0.04	)(e)	(0.14)	(0.18)	(0.33	)(f)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07	)(e)	0.27	0.20	(0.14)		(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(e)(g)	0.72	0.60	(1.05)		—	(1.05)
February 12, 2013 (i) through October 31, 2013	15.00	(0.02)		0.57	0.55	—		—	—

Class I (formerly Selcet Class)
Six Months Ended April 30, 2017 (Unaudited)	15.26	0.05	(e)	0.34	0.39	(0.01)		(0.03)	(0.04)
Year Ended October 31, 2016	15.33	0.06	(e)	(0.13)	(0.07)	—	(f)	—	—
Year Ended October 31, 2015	15.19	0.04	(e)	0.28	0.32	(0.16)		(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(e)(g)	0.76	0.71	(1.15)		—	(1.15)
February 12, 2013 (i) through October 31, 2013	15.00	0.06		0.57	0.63	—		—	—

Class R6
Six Months Ended April 30, 2017 (Unaudited)	15.13	0.07	(e)	0.33	0.40	(0.04)		(0.03)	(0.07)
Year Ended October 31, 2016	15.56	0.11	(e)	(0.15)	(0.04)	(0.39	)(f)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09	(e)	0.28	0.37	—		(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(e)(g)	0.73	0.74	(1.17)		—	(1.17)
February 12, 2013 (i) through October 31, 2013	15.00	0.07		0.57	0.64	—		—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Distributions of Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.18	2.42%	$56,198,887	1.20%		0.37%		1.60%		72%
14.85	(0.74)	43,075,837	1.18		0.18		1.66		151
15.27	1.87	48,072,671	1.16		(0.05)		1.69		164
15.16	4.68	61,579,047	1.24		(0.71	)(g)	1.66	(h)	113
15.60	4.00	52,013	1.30	(j)	0.28	(j)	6.93	(j)	112

14.92	2.18	444,753	1.71		(0.20	)(g)	2.24		72
14.63	(1.23)	764,511	1.69		(0.29)		2.26		151
15.14	1.34	457,517	1.62		(0.50)		2.26		164
15.10	4.16	53,974	1.77		(0.80	)(g)	5.85	(h)	113
15.55	3.67	51,827	1.80	(j)	(0.22	)(j)	7.43	(j)	112

15.61	2.56	51,407,083	0.95		0.61		1.39		72
15.26	(0.46)	33,006,202	0.94		0.42		1.40		151
15.33	2.11	261,973,042	0.90		0.24		1.35		164
15.19	4.91	131,267,018	1.00		(0.31	)(g)	2.97	(h)	113
15.63	4.20	10,264,916	1.05	(j)	0.54	(j)	6.68	(j)	112

15.46	2.61	274,739,055	0.70		0.88		1.10		72
15.13	(0.25)	259,015,933	0.69		0.70		1.12		151
15.56	2.44	9,762,583	0.64		0.59		1.10		164
15.21	5.08	54,788	0.88		0.09	(g)	4.84	(h)	113
15.64	4.27	52,144	0.95	(j)	0.63	(j)	6.44	(j)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2017	J.P. MORGAN FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Systematic Alpha Fund	Class A, Class C, Class I^ and Class R6	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2017, net assets of the Fund were $382,789,778 of which $51,949,464 or approximately 13.6% represented the Subsidiary’s net assets. The net realized loss in the Subsidiary amounted to $(1,563,953). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

50	J.P. MORGAN FUNDS	APRIL 30, 2017

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$30,182,286	$3,885,928	$—	$34,068,214
Consumer Staples	16,845,976	3,015,451	—	19,861,427
Energy	7,897,778	1,136,810	—	9,034,588
Financials	18,987,567	—	—	18,987,567
Health Care	20,699,252	2,026,595	—	22,725,847
Industrials	16,346,914	5,806,004	—	22,152,918
Information Technology	37,149,681	4,091,600	—	41,241,281
Materials	17,927,383	10,014,730	—	27,942,113
Real Estate	1,767,721	—	—	1,767,721
Telecommunication Services	1,821,987	927,422	—	2,749,409
Utilities	6,166,130	527,795	—	6,693,925

Total Common Stocks	175,792,675	31,432,335	—	207,225,010

Convertible Preferred Stocks
Energy	1,215,411	—	—	1,215,411
Financials	892,818	—	—	892,818
Health Care	1,218,179	—	—	1,218,179
Industrials	285,161	—	—	285,161
Real Estate	300,247	—	—	300,247
Telecommunication Services	1,267,048	—	—	1,267,048
Utilities	1,114,447	—	—	1,114,447

Total Convertible Preferred Stocks	6,293,311	—	—	6,293,311

APRIL 30, 2017	J.P. MORGAN FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Preferred Stock
Consumer Staples	$435,449	$—	$—		$435,449

Debt Securities
Convertible Bonds
Consumer Discretionary	—	2,652,385	—		2,652,385
Financials	—	1,914,946	—		1,914,946
Health Care	—	6,782,200	—		6,782,200
Industrials	—	571,369	—		571,369
Information Technology	—	10,677,109	—		10,677,109
Materials	—	900,649	—		900,649
Real Estate	—	591,875	—		591,875
Utilities	—	769,844	—		769,844

Total Convertible Bonds	—	24,860,377	—		24,860,377

Rights
Health Care	—	—	—	(a)	— (a)
Short-Term Investments
Investment Companies	118,754,602	—	—		118,754,602

Total Investments in Securities	$301,276,037	$56,292,712	$—	(a)	$357,568,749

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,372,701	$—		$1,372,701
Futures Contracts	4,062,258	641,696	—		4,703,954

Total Appreciation in Other Financial Instruments	$4,062,258	$2,014,397	$—		$6,076,655

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(872,623)	$—		$(872,623)
Futures Contracts	(2,185,632)	(62,666)	—		(2,248,298)
Swaps	—	(20,111)	—		(20,111)

Total Depreciation in Other Financial Instruments	$(2,185,632)	$(955,400)	$—		$(3,141,032)

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of beginning of the period.

There were no significant transfers between Level 1 and Level 2 during the period ended April 30, 2017.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

52	J.P. MORGAN FUNDS	APRIL 30, 2017

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (e.g., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for Non-Deliverable forward foreign currency exchange contracts.

(3). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the

APRIL 30, 2017	J.P. MORGAN FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as net realized gain (loss) on transactions from swaps on the CSOP.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted or received by the Fund is reported on the CSAL as Restricted cash.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

The total return basket swaps contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2017, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,286,702	$—	$—	$2,286,702
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	677,866	—	—	677,866
Foreign exchange contracts	Receivables	—	1,372,701	—	1,372,701
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	1,739,386	—	—	1,739,386

Total		$4,703,954	$1,372,701	$—	$6,076,655

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,103,386)	$—	$—	$(1,103,386)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(481,812)	—	(20,111)	(501,923)
Foreign exchange contracts	Payables	—	(872,623)	—	(872,623)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(663,100)	—	—	(663,100)

Total		$(2,248,298)	$(872,623)	$(20,111)	$(3,141,032)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

54	J.P. MORGAN FUNDS	APRIL 30, 2017

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2017:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Ltd.	$81,419	$—	$—		$81,419
Citibank, NA	23,897	(23,897)	—		—
Goldman Sachs International	112,253	(112,253)	—		—
HSBC Bank, NA	52,080	(16,738)	—		35,342
Merrill Lynch International	279,721	(222,792)	(56,929	)(b)	—
Morgan Stanley	574,994	—	—		574,994
National Australia Bank	28,057	—	—		28,057
Royal Bank of Canada	1,351	(1,351)	—		—
State Street Corp.	218,929	—	—		218,929

	$1,372,701	$(377,031)	$(56,929)		$938,741

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$6,405	$—	$—		$6,405
Citibank, NA	318,881	(23,897)	—		294,984
Goldman Sachs International	192,084	(112,253)	—		79,831
HSBC Bank, NA	16,738	(16,738)	—		—
Merrill Lynch International	222,792	(222,792)	—		—
Royal Bank of Canada	122,128	(1,351)	—		120,777
Union Bank of Switzerland AG	13,706	—	—		13,706

	$892,734	$(377,031)	$—		$515,703

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. Collateral posted is presented as Restricted cash on the CSAL.

The following tables present the effect of derivatives on the CSOP for the six months ended April 30, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(2,691,950)	$—	$—	$(2,691,950)
Equity contracts	(4,005,395)	—	(7,426,793)	(11,432,188)
Foreign exchange contracts	—	3,758,736	—	3,758,736
Commodity contracts	(1,631,914)	—	—	(1,631,914)

Total	$(8,329,259)	$3,758,736	$(7,426,793)	$(11,997,316)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$1,710,023	$—	$—	$1,710,023
Equity contracts	(1,098,477)	—	(68,382)	(1,166,859)
Foreign exchange contracts	—	(605,696)	—	(605,696)
Commodity contracts	758,526	—	—	758,526

Total	$1,370,072	$(605,696)	$(68,382)	$695,994

APRIL 30, 2017	J.P. MORGAN FUNDS	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

The Fund’s derivatives contracts held at April 30, 2017 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2017. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$26,820,467
Average Notional Balance Short	23,226,790
Ending Notional Balance Long	31,125,900
Ending Notional Balance Short	26,463,371

Equity
Average Notional Balance Long	$14,509,430
Average Notional Balance Short	52,861,104
Ending Notional Balance Long	25,321,287
Ending Notional Balance Short	51,061,725

Interest
Average Notional Balance Long	$108,993,137
Average Notional Balance Short	102,636,349
Ending Notional Balance Long	120,068,952
Ending Notional Balance Short	112,684,761

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$50,338,497
Average Settlement Value Sold	101,063,409
Ending Settlement Value Purchased	45,309,923
Ending Settlement Value Sold	94,118,514

Total Return Basket Swaps:
Average Notional Balance Long	$140,317,724
Average Notional Balance Short	180,437,430
Ending Notional Balance Long	156,013,884
Ending Notional Balance Short	204,883,748

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

56	J.P. MORGAN FUNDS	APRIL 30, 2017

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the six months ended April 30, 2017 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$494	$79	$696	$969	$2,238
Sub-transfer agency fees	—	259	7,569	—	7,828

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of April 30, 2017, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2017, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

APRIL 30, 2017	J.P. MORGAN FUNDS	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2017, JPMDS retained the following:

Front-End Sales Charge	CDSC
$243	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not participate in the shareholder servicing agreement. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.75%

The expense limitation agreement was in effect for the six months ended April 30, 2017, and is in place until at least February 28, 2018.

For the six months ended April 30, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$482,288	$146,813	$8,748	$637,849

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers resulting from investments in these money market funds for the six months ended April 30, 2017 was $90,193.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

58	J.P. MORGAN FUNDS	APRIL 30, 2017

The Fund may use related party broker-dealers. For the six months ended April 30, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$170,010,976	$168,774,374

During the six months ended April 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$342,954,784	$22,862,510	$8,248,545	$14,613,965
The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized appreciation of the Fund’s investment in its Subsidiary of $1,076,286, which, if realized, is not deductible for income tax purposes.

During the year ended October 31, 2016 the Fund utilized capital loss carryforwards of $1,807,945.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2016, the Fund deferred to November 1, 2016 late year ordinary losses of $5,240,144.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

APRIL 30, 2017	J.P. MORGAN FUNDS	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2017 (continued)

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the six months ended April 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2017, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, 67.5% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Fund’s financial statements and related disclosures.

60	J.P. MORGAN FUNDS	APRIL 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2016 and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$1,024.20	$6.02	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,021.80	8.57	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class I (formerly Select Class)
Actual	1,000.00	1,025.60	4.77	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R6
Actual	1,000.00	1,026.10	3.52	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2017	J.P. MORGAN FUNDS	61

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. April 2017.	SAN-SA-417

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable to a semi-annual report.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Office
July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
July 5, 2017